UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212)576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domestic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market move-ments. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange pro-vided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Since Inception (12/3/08)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.99 13.22%	13.21 14.86%	1.36 1.36%
Class	Sales Charge		One Year	Since Inception (2/3/09)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7.01 13.24%	13.17 14.89%	1.25 1.25%
Class	Sales Charge		One Year	Since Inception (12/3/08)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11.49 12.49%	14.09 14.09%	2.10 2.10%
Class	Sales Charge		One Year	Since Inception (12/3/08)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		13.43%	15.21%	1.00%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 3, 2008 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares might have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 3, 2008

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Since Inception of the Fund
Russell 1000® Value Index[5]	16.89%	13.90%
Russell 1000® Index[6]	14.97	16.40
Average Lipper Large-Cap Core Fund[7]	13.15	15.28

and the Class P shares from February 3, 2009, respectively, of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund), through November 15, 2009. The Epoch U.S. Large Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund selected the Russell 1000® Value Index as its primary benchmark because it believes that this index is more reflective of its current investment style. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell

1000® Index represents approximately 92% of the U.S. market. The Fund has selected the Russell 1000® Index as its secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.

The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,014.20	$5.62	$1,019.60	$5.64

Class A Shares	$1,000.00	$1,014.20	$6.78	$1,018.40	$6.80

Class C Shares	$1,000.00	$1,011.40	$9.45	$1,015.70	$9.47

Class I Shares	$1,000.00	$1,014.90	$5.62	$1,019.60	$5.64

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.11% for Investor Class, 1.34% for Class A, 1.87% for Class C and 1.11% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2012 (Unaudited)

Multi-Utilities	8.2%
Aerospace & Defense	6.7
Oil, Gas & Consumable Fuels	6.1
Tobacco	6.0
Pharmaceuticals	5.9
Electric Utilities	5.6
Diversified Telecommunication Services	5.4
Commercial Services & Supplies	4.9
Food Products	4.2
Beverages	3.3
Media	3.2
Household Products	3.0
Semiconductors & Semiconductor Equipment	2.9
Insurance	2.8
Chemicals	2.7
Computers & Peripherals	2.2
IT Services	2.0
Software	2.0

Gas Utilities	1.8%
Hotels, Restaurants & Leisure	1.8
Leisure Equipment & Products	1.6
Machinery	1.6
Diversified Financial Services	1.5
Commercial Banks	1.4
Electrical Equipment	1.4
Capital Markets	1.3
Food & Staples Retailing	1.2
Industrial Conglomerates	1.2
Energy Equipment & Services	1.1
Health Care Equipment & Supplies	1.0
Specialty Retail	1.0
Distributors	0.9
Real Estate Investment Trusts	0.5
Short-Term Investment	3.4
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Verizon Communications, Inc.

2.	AT&T, Inc.

3.	Altria Group, Inc.

4.	Merck & Co., Inc.

5.	Kimberly-Clark Corp.
6.	Raytheon Co.

7.	Mattel, Inc.

8.	Wisconsin Energy Corp.

9.	Johnson & Johnson

10.	Waste Management, Inc.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its peers and its benchmark for the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Epoch U.S. Equity Yield Fund returned 13.22% for Investor Class shares, 13.24% for Class A shares and 12.49% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 13.43%. Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the 13.15% return of the average Lipper1 large-cap core fund for the same period. All share classes underperformed the 16.89% return of the Russell 1000® Value Index2 for the 12 months ended October 31, 2012. All share classes also underperformed the 14.97% return of the Russell 1000® Index3 during the reporting period. Going forward, the Russell 1000® Value Index will serve as the Fund’s broad-based securities-market index. The Fund selected the Russell 1000® Value Index because the Subadvisor believes this Index better reflects the Fund’s current investment style. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on June 27–28, 2012, the Fund’s Board of Trustees approved a proposal from the Fund’s manager, New York Life Investment Management LLC, to reposition the Fund so that it would employ a domestic equity yield strategy. The repositioning plan included changing the name, investment objective, principal investment strategies, certain risk factors and primary benchmark of the Fund. The repositioning plan also included removing David Pearl as a portfolio manager and adding Eric Sappenfield. Effective September 17, 2012, these changes and others took effect. The MainStay Epoch U.S. Equity Fund was renamed the MainStay Epoch U.S. Equity Yield Fund, the Fund’s investment objective, which formerly was to seek long-term capital appreciation, became to seek current income and capital appreciation, and the Russell 1000® Value Index replaced the Russell 1000® Index as the Fund’s primary benchmark. For more information on these and other changes that became effective September 17, 2012, please see the Prospectus Supplements dated July 9, 2012, and the amended Summary Prospectus dated September 17, 2012.

What factors affected the Fund’s relative performance during the reporting period?

Several factors affected the Fund’s relative performance during the reporting period. Stocks of companies with cash flow growth were outpaced by stocks with a high absolute level of dividend yield, even in cases where the high-yielding stock did not have the underlying cash flow to sustain that yield. The Fund tends to emphasize the former and avoid the latter. Information technology holdings related to personal computers and video games hurt the Fund’s results. The Fund’s relatively larger cash position also hindered relative results in a rising market.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive contributors to the Fund’s performance relative to the Russell 1000® Index were the utilities, energy and consumer discretionary sectors. (Contributions take weightings and total returns into account.) Stock selection helped in each of these sectors, and having more exposure than the Index to utilities and less exposure than the Index to energy companies also aided returns.

During the reporting period, the information technology, financials and materials sectors detracted most from the Fund’s relative performance. Each of these sectors detracted because of weak stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest individual positive contributors to the Fund’s absolute performance were computers & peripherals company Apple, cable provider and entertainment company Comcast and apparel and home goods retailer TJX. Apple reported exceptionally strong results and, in a move long awaited by investors, announced that it would begin paying a dividend and buying back shares of its stock. Comcast provided solid operating results, increased its dividend and announced an expanded stock repurchase program. TJX continued to perform well operationally, and the company reported strong financial results.

During the reporting period, the most substantial detractors from absolute performance were video game creator Electronic Arts, personal computer maker Dell and office supply retailer Staples. Electronic Arts has undergone a restructuring to focus on fewer products with better quality. The company’s stock has lagged during this process, but we believe that the company has a strong pipeline of subscription-based, multiplayer games that should reinvigorate growth. Dell’s valuation multiple contracted because of fears regarding secular declines in personal computers and management’s stated intentions to not accelerate stock buybacks but to instead acquire service businesses. Staples suffered from disappointing margins in its international business and from fears surrounding ongoing softness in

1.	See footnote on page 6 for more information on Lipper Inc.

2.	See footnote on page 6 for more information on the Russell 1000® Value Index.
3.	See footnote on page 6 for more information on the Russell 1000® Index.

mainstayinvestments.com	9

employment, which drives sales. While the employment recovery has been gradual, we believe that Staples is well positioned to increase sales as employment improves. We also believe that the company’s restructuring will enhance productivity.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund changed its name and repositioned its strategy effective September 17, 2012. It continues to focus on high-quality U.S. stocks that have growing free cash flow. The Fund, however, now places a greater emphasis on companies that pro-vide yield, primarily through dividends but also through stock repurchases and debt reduction. The aim of the strategy is to produce a strong total return with less volatility than the Russell 1000® Value Index. In light of the changes described earlier, the Fund transitioned its holdings to reflect the new investment objective and strategy.

How did the Fund’s sector weightings change during the reporting period?

The composition of the Fund changed with the transition to the new strategy. The most significant shift on a sector basis was to substantially increase weightings in the consumer staples and utilities sectors. These sectors hold many companies that have provided steady cash flows and growing dividends. Holdings in the industrials and telecommunication services sectors were also increased.

During the reporting period, the largest reduction was in the information technology sector. While many information technology companies have provided growing cash flows, they have typically reinvested those cash flows in growth initiatives rather than provide dividends, share repurchases and debt reduction. Holdings in the financials and health care sectors were also reduced.

How was the Fund positioned at the end of October 2012?

All sector weights are arrived at through bottom-up stock selection rather than top-down decisions on the attractiveness of the sector. As of October 31, 2012, the most significant sector weighting variations from the Russell 1000® Value Index were the Fund’s overweight positions in the consumer staples, industrials and utilities sectors. These sectors represented nearly half the Fund on an absolute basis. Relative to the Russell 1000® Value Index, the Fund’s most significantly underweight positions were in the financials and energy sectors as of October 31, 2012.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments October 31, 2012

	Shares	Value

Common Stocks 96.4%†
Aerospace & Defense 6.7%
Boeing Co. (The)	3,755	$264,502
General Dynamics Corp.	5,370	365,590
Honeywell International, Inc.	6,340	388,262
Lockheed Martin Corp.	6,490	607,918
♦Raytheon Co.	11,400	644,784
United Technologies Corp.	4,540	354,846

		2,625,902

Beverages 3.3%
Coca-Cola Co. (The)	10,960	407,493
Coca-Cola Enterprises, Inc.	10,620	333,893
Molson Coors Brewing Co. Class B	8,510	367,121
PepsiCo., Inc.	2,970	205,643

		1,314,150

Capital Markets 1.3%
BlackRock, Inc.	1,495	283,572
Waddell & Reed Financial, Inc. Class A	6,230	207,646

		491,218

Chemicals 2.7%
E.I. du Pont de Nemours & Co.	11,365	505,970
PPG Industries, Inc.	3,120	365,289
RPM International, Inc.	7,350	195,951

		1,067,210

Commercial Banks 1.4%
Bank of Hawaii Corp.	4,010	177,082
M&T Bank Corp.	3,490	363,309

		540,391

Commercial Services & Supplies 4.9%
Deluxe Corp.	11,400	359,214
Pitney Bowes, Inc.	25,920	372,211
R.R. Donnelley & Sons Co.	22,360	224,047
Republic Services, Inc.	12,610	357,494
♦Waste Management, Inc.	18,750	613,875

		1,926,841

Computers & Peripherals 2.2%
Diebold, Inc.	12,340	367,115
Seagate Technology PLC	17,940	490,121

		857,236

Distributors 0.9%
Genuine Parts Co.	5,930	371,099

Diversified Financial Services 1.5%
CME Group, Inc.	3,523	197,041
NYSE Euronext	16,090	398,389

		595,430

	Shares	Value

Diversified Telecommunication Services 5.4%
♦AT&T, Inc.	21,990	$760,634
CenturyLink, Inc.	14,895	571,670
♦Verizon Communications, Inc.	17,370	775,397

		2,107,701

Electric Utilities 5.6%
Duke Energy Corp.	8,960	588,583
Entergy Corp.	2,780	201,772
Northeast Utilities	10,658	418,859
PPL Corp.	10,090	298,462
Southern Co. (The)	8,520	399,077
Westar Energy, Inc.	10,090	299,673

		2,206,426

Electrical Equipment 1.4%
Emerson Electric Co.	11,070	536,120

Energy Equipment & Services 1.1%
Diamond Offshore Drilling, Inc.	6,000	415,440

Food & Staples Retailing 1.2%
Wal-Mart Stores, Inc.	6,120	459,122

Food Products 4.2%
Campbell Soup Co.	11,820	416,891
H.J. Heinz Co.	7,240	416,372
Hershey Co. (The)	6,230	428,936
Kraft Foods Group, Inc. (a)	3,270	148,720
Mondelez International, Inc. Class A	9,790	259,827

		1,670,746

Gas Utilities 1.8%
ONEOK, Inc.	9,300	439,890
WGL Holdings, Inc.	6,830	271,629

		711,519

Health Care Equipment & Supplies 1.0%
Medtronic, Inc.	9,570	397,921

Hotels, Restaurants & Leisure 1.8%
Darden Restaurants, Inc.	7,620	400,964
McDonald’s Corp.	3,750	325,500

		726,464

Household Products 3.0%
Colgate-Palmolive Co.	2,025	212,544
♦Kimberly-Clark Corp.	7,920	660,924
Procter & Gamble Co. (The)	4,350	301,194

		1,174,662

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Industrial Conglomerates 1.2%
3M Co.	5,440	$476,544

Insurance 2.8%
Arthur J. Gallagher & Co.	16,200	574,128
Marsh & McLennan Cos., Inc.	9,000	306,270
Travelers Cos., Inc. (The)	3,160	224,170

		1,104,568

IT Services 2.0%
Automatic Data Processing, Inc.	6,980	403,374
Paychex, Inc.	12,040	390,457

		793,831

Leisure Equipment & Products 1.6%
♦Mattel, Inc.	17,370	638,869

Machinery 1.6%
Deere & Co.	2,418	206,594
Eaton Corp.	9,230	435,841

		642,435

Media 3.2%
Comcast Corp. Class A	13,615	496,131
Regal Entertainment Group Class A	21,420	329,011
Time Warner, Inc.	10,019	435,325

		1,260,467

Multi-Utilities 8.2%
CMS Energy Corp.	17,410	423,411
Dominion Resources, Inc.	7,470	394,267
Integrys Energy Group, Inc.	6,980	377,199
NiSource, Inc.	20,600	524,682
SCANA Corp.	6,300	309,204
TECO Energy, Inc.	15,830	282,882
Vectren Corp.	9,830	290,673
♦Wisconsin Energy Corp.	16,390	630,523

		3,232,841

Oil, Gas & Consumable Fuels 6.1%
Chevron Corp.	1,800	198,378
ConocoPhillips	7,660	443,131
Enterprise Products Partners, L.P.	5,520	290,959
ExxonMobil Corp.	2,215	201,942
Kinder Morgan Energy Partners, L.P.	3,830	320,418
MarkWest Energy Partners, L.P.	4,800	260,304
ONEOK Partners, L.P.	5,520	336,444
Spectra Energy Corp.	12,230	353,080

		2,404,656

Pharmaceuticals 5.9%
Abbott Laboratories	8,485	555,937
Bristol-Myers Squibb Co.	14,710	489,107

	Shares	Value

Pharmaceuticals (continued)
♦Johnson & Johnson	8,700	$616,134
♦Merck & Co., Inc.	14,820	676,237

		2,337,415

Real Estate Investment Trusts 0.5%
Ventas, Inc.	3,270	206,893

Semiconductors & Semiconductor Equipment 2.9%
Intel Corp.	7,050	152,456
KLA-Tencor Corp.	7,350	341,922
Linear Technology Corp.	5,630	175,994
Microchip Technology, Inc.	14,710	461,159

		1,131,531

Software 2.0%
Microsoft Corp.	12,490	356,402
Oracle Corp.	13,390	415,760

		772,162

Specialty Retail 1.0%
Home Depot, Inc. (The)	6,150	377,487

Tobacco 6.0%
♦Altria Group, Inc.	22,480	714,864
Lorillard, Inc.	3,830	444,318
Philip Morris International, Inc.	6,900	611,064
Reynolds American, Inc.	13,920	579,629

		2,349,875

Total Common Stocks (Cost $37,668,376)		37,925,172

	Principal Amount	Value
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $1,335,724 (Collateralized by a Federal National Mortgage Assocation security with a rate of 2.17% and a maturity date of 10/17/22, with a Principal Amount of $1,360,000 and a Market Value of $1,365,364)	$1,335,724	1,335,724

Total Short-Term Investment (Cost $1,335,724)		1,335,724

Total Investments (Cost $39,004,100) (b)	99.8%	39,260,896
Other Assets, Less Liabilities	0.2	96,039
Net Assets	100.0%	$39,356,935

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.

(b)	As of October 31, 2012, cost is $38,997,244 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,041,657
Gross unrealized depreciation	(778,005)

Net unrealized appreciation	$263,652

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$37,925,172	$—	$—	$37,925,172
Short-Term Investment
Repurchase Agreement	—	1,335,724	—	1,335,724

Total Investments in Securities	$37,925,172	$1,335,724	$—	$39,260,896

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $39,004,100)	$39,260,896
Receivables:
Fund shares sold	89,813
Dividends and interest	86,844
Manager (See Note 3)	70,540
Other assets	34,511

Total assets	39,542,604

Liabilities
Payables:
Transfer agent (See Note 3)	97,437
Fund shares redeemed	61,058
Professional fees	11,017
Shareholder communication	8,734
Custodian	1,982
NYLIFE Distributors (See Note 3)	585
Trustees	126
Accrued expenses	4,730

Total liabilities	185,669

Net assets	$39,356,935

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$2,891
Additional paid-in capital	32,994,204

32,997,095
Accumulated net realized gain (loss) on investments	6,103,044
Net unrealized appreciation (depreciation) on investments	256,796

Net assets	$39,356,935

Investor Class
Net assets applicable to outstanding shares	$443,645

Shares of beneficial interest outstanding	32,766

Net asset value per share outstanding	$13.54
Maximum sales charge (5.50% of offering price)	0.79

Maximum offering price per share outstanding	$14.33

Class A
Net assets applicable to outstanding shares	$1,090,222

Shares of beneficial interest outstanding	80,427

Net asset value per share outstanding	$13.56
Maximum sales charge (5.50% of offering price)	0.79

Maximum offering price per share outstanding	$14.35

Class C
Net assets applicable to outstanding shares	$393,008

Shares of beneficial interest outstanding	29,462

Net asset value and offering price per share outstanding	$13.34

Class I
Net assets applicable to outstanding shares	$37,430,060

Shares of beneficial interest outstanding	2,748,220

Net asset value and offering price per share outstanding	$13.62

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends	$4,042,311
Interest	734

Total income	4,043,045

Expenses
Manager (See Note 3)	1,529,519
Transfer agent (See Note 3)	385,097
Registration	59,263
Custodian	54,637
Professional fees	41,762
Shareholder communication	11,489
Distribution/Service—Investor Class (See Note 3)	838
Distribution/Service—Class A (See Note 3)	1,848
Distribution/Service—Class C (See Note 3)	2,907
Interest expense	4,733
Trustees	4,448
Miscellaneous	16,662

Total expenses before waiver/reimbursement	2,113,203
Expense waiver/reimbursement from Manager (See Note 3)	(98,069)

Net expenses	2,015,134

Net investment income (loss)	2,027,911

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	52,371,551
Net change in unrealized appreciation (depreciation) on investments	(26,396,938)

Net realized and unrealized gain (loss) on investments	25,974,613

Net increase (decrease) in net assets resulting from operations	$28,002,524

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,027,911	$1,547,974
Net realized gain (loss) on investments	52,371,551	13,012,148
Net change in unrealized appreciation (depreciation) on investments	(26,396,938)	(2,612,820)

Net increase (decrease) in net assets resulting from operations	28,002,524	11,947,302

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(807)	(812)
Class A	(1,962)	(3,699)
Class I	(1,686,234)	(1,279,771)

	(1,689,003)	(1,284,282)

From net realized gain on investments:
Investor Class	(13,870)	(9,674)
Class A	(30,125)	(94,019)
Class C	(13,749)	(3,339)
Class I	(13,880,465)	(22,599,949)

	(13,938,209)	(22,706,981)

Total dividends and distributions to shareholders	(15,627,212)	(23,991,263)

Capital share transactions:
Net proceeds from sale of shares	57,657,095	173,387,132
Net asset value of shares issued to shareholders in reinvestment of dividends	4,407,737	3,161,160
Cost of shares redeemed	(304,719,709)	(125,655,310)

Increase (decrease) in net assets derived from capital share transactions	(242,654,877)	50,892,982

Net increase (decrease) in net assets	(230,279,565)	38,849,021

Net Assets
Beginning of year	269,636,500	230,787,479

End of year	$39,356,935	$269,636,500

Undistributed net investment income at end of year	$—	$874,224

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012		2011	2010***		2009
Net asset value at beginning of period	$12.66		$13.51	$12.67		$12.38

Net investment income (loss) (a)	0.13		0.04	0.03		0.02
Net realized and unrealized gain (loss) on investments	1.46		0.51	0.81		0.30

Total from investment operations	1.59		0.55	0.84		0.32

Less dividends and distributions:
From net investment income	(0.04)		(0.05)	—		(0.03)
From net realized gain on investments	(0.67)		(1.35)	—		—

Total dividends and distributions	(0.71)		(1.40)	—		(0.03)

Net asset value at end of period	$13.54		$12.66	$13.51		$12.67

Total investment return (b)	13.22%		4.06%	6.63	%(c)	2.60	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02%		0.27%	0.25	%††	1.11	%††
Net expenses	1.21	%(d)	1.36%	1.40	%††	1.19	%††
Expenses (before waiver/reimbursement)	1.50	%(d)	1.36%	1.43	%††	1.19	%††
Portfolio turnover rate	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$444		$273	$74		$28

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,			January 1, 2010 through October 31,		February 3, 2009** through December 31,
	2012		2011	2010***		2009
Net asset value at beginning of period	$12.68		$13.52	$12.67		$10.24

Net investment income (loss) (a)	0.12		0.05	0.02		0.08
Net realized and unrealized gain (loss) on investments	1.47		0.51	0.83		3.33

Total from investment operations	1.59		0.56	0.85		3.41

Less dividends and distributions:
From net investment income	(0.04)		(0.05)	—		(0.10)
From net realized gain on investments	(0.67)		(1.35)	—		(0.88)

Total dividends and distributions	(0.71)		(1.40)	—		(0.98)

Net asset value at end of period	$13.56		$12.68	$13.52		$12.67

Total investment return (b)	13.24%		4.18%	6.71	%(c)	33.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89%		0.41%	0.19	%††	0.76	%††
Net expenses	1.31	%(d)	1.25%	1.34	%††	1.35	%††
Expenses (before waiver/reimbursement)	1.62	%(d)	1.25%	1.37	%††	1.44	%††
Portfolio turnover rate	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$1,090		$534	$850		$127

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012		2011	2010***		2009
Net asset value at beginning of period	$12.53		$13.42	$12.67		$12.38

Net investment income (loss) (a)	0.03		(0.05)	(0.07)		0.01
Net realized and unrealized gain (loss) on investments	1.45		0.51	0.82		0.30

Total from investment operations	1.48		0.46	0.75		0.31

Less dividends and distributions:
From net investment income	—		—	—		(0.02)
From net realized gain on investments	(0.67)		(1.35)	—		—

Total dividends and distributions	(0.67)		(1.35)	—		(0.02)

Net asset value at end of period	$13.34		$12.53	$13.42		$12.67

Total investment return (b)	12.49%		3.30%	5.92	% (c)(d)	2.51	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.23%		(0.42%)	(0.63	%)††	0.37	%††
Net expenses	1.98	%(e)	2.10%	2.15	% ††	1.94	%††
Expenses (before waiver/reimbursement)	2.23	%(e)	2.10%	2.18	% ††	1.94	%††
Portfolio turnover rate	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$393		$208	$33		$26

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,			January 1, 2010 through October 31,		Year ended December 31,	December 3, 2008** through December 31,
	2012		2011	2010***		2009	2008
Net asset value at beginning of period	$12.75		$13.58	$12.70		$10.85	$10.00

Net investment income (loss)	0.14	(a)	0.09 (a)	0.04	(a)	0.11 (a)	0.01
Net realized and unrealized gain (loss) on investments	1.48		0.51	0.84		2.74	0.85

Total from investment operations	1.62		0.60	0.88		2.85	0.86

Less dividends and distributions:
From net investment income	(0.08)		(0.08)	—		(0.12)	(0.01)
From net realized gain on investments	(0.67)		(1.35)	—		(0.88)	—

Total dividends and distributions	(0.75)		(1.43)	—		(1.00)	(0.01)

Net asset value at end of period	$13.62		$12.75	$13.58		$12.70	$10.85

Total investment return (b)	13.43%		4.43%	6.93	%(c)	26.53%	8.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06%		0.67%	0.40	%††	0.98%	1.28	%††
Net expenses	1.05	%(d)	1.00%	1.09	%††	1.09%	1.09	%††
Expenses (before waiver/reimbursement)	1.10	%(d)	1.00%	1.12	%††	1.19%	1.16	%††
Portfolio turnover rate	50%		54%	54%		54%	1%
Net assets at end of period (in 000’s)	$37,430		$268,622	$229,830		$155,231	$98,778

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a diversified Fund. Prior to September 17, 2012, the Fund’s name was MainStay Epoch U.S. Equity Fund, with a different investment objective, investment strategies, and investment process. The Fund is the successor to the Epoch U.S. Large Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income and capital appreciation.

Prior to September 17, 2012, the Fund’s investment objective was to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or

mainstayinvestments.com	21

Notes to Financial Statements (continued)

methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quota-

tions or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to

22	MainStay Epoch U.S. Equity Yield Fund

be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

mainstayinvestments.com	23

Notes to Financial Statements (continued)

Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $500 million and 0.79% in excess of $500 million. The effective management fee rate was 0.80% for the year ended October 31, 2012.

Prior to February 28, 2012, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.80% of the Fund’s average daily net assets.

Effective September 17, 2012, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.32% of its average daily net assets. New York Life Investments has agreed to apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2012, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I shares did not exceed the following percentages of average daily net assets: Class A, 1.34% and Class I, 1.09%. New York Life Investments had agreed to apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $1,529,519 and waived its fees and/or reimbursed expenses in the amount of $98,069.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,092 and $1,568, respectively, for the year ended October 31, 2012.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $526 for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$852
Class A	2,690
Class C	731
Class I	380,824

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain

24	MainStay Epoch U.S. Equity Yield Fund

shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$32,227	7.3%
Class C	31,572	8.0

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$6,096,188	$—	$263,652	$6,359,840

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and investments from partnership. The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(1,213,132)	$(44,883,104)	$46,096,236

The reclassifications for the Fund are primarily due to capital gain distributions from real estate investment trusts (“REITs”) investments from partnership and distributions in connection with redemptions of fund shares.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$3,622,038	$4,868,488
Long-Term Capital Gain	12,005,174	19,122,775
Total	$15,627,212	$23,991,263

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000.

During the year ended October 31, 2012, the Fund utilized the line of credit for six days, maintained an average daily balance of $20,000,000 at a weighted average interest rate of 1.42% and incurred interest expense in the amount $4,733. As of October 31, 2012, there were no borrowings outstanding.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $90,890 and $335,452, respectively.

mainstayinvestments.com	25

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	17,504	$228,559
Shares issued to shareholders in reinvestment of dividends and distributions	1,214	14,676
Shares redeemed	(5,600)	(71,838)

Net increase (decrease) in shares outstanding before conversion	13,118	171,397
Shares converted into Investor Class (See Note 1)	932	12,680
Shares converted from Investor Class (See Note 1)	(2,840)	(36,709)

Net increase (decrease)	11,210	$147,368

Year ended October 31, 2011:
Shares sold	19,704	$260,110
Shares issued to shareholders in reinvestment of dividends and distributions	829	10,486
Shares redeemed	(5,845)	(72,203)

Net increase (decrease) in shares outstanding before conversion	14,688	198,393
Shares converted into Investor Class (See Note 1)	2,145	27,197
Shares converted from Investor Class (See Note 1)	(756)	(9,811)

Net increase (decrease)	16,077	$215,779

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	51,809	$686,176
Shares issued to shareholders in reinvestment of dividends and distributions	2,289	27,723
Shares redeemed	(17,680)	(228,744)

Net increase (decrease) in shares outstanding before conversion	36,418	485,155
Shares converted into Class A (See Note 1)	2,836	36,709
Shares converted from Class A (See Note 1)	(931)	(12,680)

Net increase (decrease)	38,323	$509,184

Year ended October 31, 2011:
Shares sold	76,610	$1,018,006
Shares issued to shareholders in reinvestment of dividends and distributions	7,418	93,909
Shares redeemed	(103,386)	(1,360,555)

Net increase (decrease) in shares outstanding before conversion	(19,358)	(248,640)
Shares converted into Class A (See Note 1)	755	9,811
Shares converted from Class A (See Note 1)	(2,142)	(27,197)

Net increase (decrease)	(20,745)	$(266,026)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	18,487	$238,253
Shares issued to shareholders in reinvestment of distributions	1,146	13,749
Shares redeemed	(6,736)	(86,486)

Net increase (decrease)	12,897	$165,516

Year ended October 31, 2011:
Shares sold	13,962	$174,211
Shares issued to shareholders in reinvestment of distributions	265	3,339
Shares redeemed	(136)	(1,853)

Net increase (decrease)	14,091	$175,697

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	4,482,305	$56,504,107
Shares issued to shareholders in reinvestment of dividends and distributions	358,155	4,351,589
Shares redeemed	(23,159,858)	(304,332,641)

Net increase (decrease)	(18,319,398)	$(243,476,945)

Year ended October 31, 2011:
Shares sold	13,226,956	$171,934,805
Shares issued to shareholders in reinvestment of dividends and distributions	240,427	3,053,426
Shares redeemed	(9,324,418)	(124,220,699)

Net increase (decrease)	4,142,965	$50,767,532

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified except as described below:

On December 6, 2012, Epoch Holding Corporation, the parent company of the Fund’s Subadvisor, announced that it has agreed to be acquired by TD Bank. Subject to the approval of Epoch Holding Corporation’s stockholders, receipt of regulatory approvals and satisfaction of other customary closing conditions for a transaction of this type, this transaction is expected to close in the first half of 2013.

26	MainStay Epoch U.S. Equity Yield Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch U.S. Equity Yield Fund, formerly the MainStay Epoch U.S. Equity Fund, (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period ended October 31, 2012, the ten-month period ended October 31, 2010, and the period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period presented through December 31, 2008 were audited by other auditors, whose report dated February 27, 2009 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch U.S. Equity Yield Fund of MainStay Funds Trust as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period ended October 31, 2012, the ten-month period ended October 31, 2010, and the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	27

Federal Income Tax Information

(Unaudited)

The Fund is required (under the Internal Revenue Code to advise share-holders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $12,005,174 as long term capital distribution.

For the fiscal year ended October 31, 2012, the Fund designated approximately $3,770,234 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 47.7% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Epoch U.S. Equity Yield Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	29

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

30	MainStay Epoch U.S. Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

32	MainStay Epoch U.S. Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

34	MainStay Epoch U.S. Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	35

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

36	MainStay Epoch U.S. Equity Yield Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28237 MS265-12	MSEUE11-12/12
NL0F1

MainStay Epoch Global Choice Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.60 12.81%	–3.30 –2.20%	1.03 1.82%	1.90 1.90%
Class	Sales Charge		One Year	Five Years	Since Inception (8/15/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.85 13.07%	–3.19 –2.09%	1.01 1.93%	1.68 1.68%
Class	Sales Charge		One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	10.92 11.92%	–2.58 –2.58%	1.32 1.32%	2.65 2.65%
Class	Sales Charge		One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		13.33%	–1.47%	2.43%	1.43%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from July 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares might have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from July 25, 2005 and

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception of the Fund
MSCI World Index[5]	9.45%	–2.87%	3.50%
Average Lipper Global Multi-Cap Growth Fund[6]	6.89	–4.11	3.06

the Class P shares from August 15, 2006, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper global multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,024.90	$8.81	$1,016.40	$8.77

Class A Shares	$1,000.00	$1,026.10	$7.44	$1,017.80	$7.41

Class C Shares	$1,000.00	$1,020.20	$12.59	$1,012.70	$12.55

Class I Shares	$1,000.00	$1,027.40	$6.17	$1,019.10	$6.14

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.73% for Investor Class, 1.46% for Class A, 2.48% for Class C and 1.21% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	SES S.A.

2.	Experian PLC

3.	Rolls-Royce Holdings PLC

4.	Safran S.A.

5.	Comcast Corp. Class A
6.	Ecolab, Inc.

7.	Bayer A.G.

8.	CIT Group, Inc.

9.	Arthur J. Gallagher & Co.

10.	Deere & Co.

8	MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William Priest, CFA, Michael Welhoelter, CFA, and David Pearl of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its peers and its benchmark for the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned 12.81% for Investor Class shares, 13.07% for Class A shares and 11.92% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 13.33%. All share classes outperformed the 6.89% return of the average Lipper1 global multi-cap growth fund and the 9.45% return of the MSCI World Index2 for the 12 months ended October 31, 2012. The MSCI World Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection based on our fundamental research was the primary reason the Fund outperformed the MSCI World Index. Our focus on companies with growing free cash flow and effective capital allocation policies was especially helpful among materials, industrials, information technology and consumer staples companies. Having no exposure to Japan was also a positive factor.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive contributors to the Fund’s performance relative to the MSCI World Index were the materials, industrials, information technology and consumer staples sectors. (Contri-butions take weightings and total returns into account.) The Fund benefited from favorable stock selection in each of these sectors.

During the reporting period, the largest detractor from the Fund’s relative performance was stock selection in the financials and health care sectors. Having less exposure than the MSCI World Index to the telecommunication services sector also detracted slightly from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were cable operator Comcast,

consumer electronics and entertainment company Apple and global brewing company Anheuser-Busch InBev. Comcast provided solid operating results, increased its dividend and announced an expanded stock repurchase program. Apple reported exceptionally strong results and, in a move long awaited by investors, announced that it would begin paying a dividend and buying back stock. Anheuser-Busch InBev saw its strong competitive position lead to growing free cash flow. The company also reiterated its intention to pay down debt.

During the reporting period, the most substantial detractors from the Fund’s absolute performance were online video-game creator Electronic Arts, independent oil and gas producer Anadarko Petroleum and Latin America-based McDonald’s restaurant operator Arcos Dorados. Electronic Arts underwent a restructuring to focus on fewer products with better quality. Its stock has lagged during this process. Shares of Anadarko Petroleum suffered from the decline in natural gas prices during the reporting period. Arcos Dorados was hindered by concerns about a weakening economic and consumer environment in Brazil, the company’s most important market.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made a number of significant purchases and sales during the reporting period. Purchases included Experian, a global information services company, and Safran, a global aerospace, defense and security company. Both companies are in the industrials sector. Experian is one of only a handful of global companies that provides credit reports on individuals and businesses. The company has seen strong growth, even in markets where economic conditions have been deteriorating. Safran is a leader in the narrow-body aircraft segment, supply-ing engines for current Boeing and Airbus models as well as for the next generation of more fuel-efficient aircraft. We hold a favorable view of the commercial aerospace industry, driven by an upgrade cycle in the developed world and by capacity growth in emerging markets. Safran has a backlog of orders that should support revenue growth.

We sold Electronic Arts and Anadarko Petroleum during the reporting period. We believe each company had strengths and competitive advantages that would be beneficial to investors over time. The Fund’s strategy, however, is to maintain a concentrated portfolio. With that in mind, we decided to sell these holdings and use the proceeds to invest in companies, such as Experian and Safran, that we believed represented a better trade-off between risk and reward.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI World Index.

mainstayinvestments.com	9

How did the Fund’s sector weightings change during the reporting period?

The Fund had several meaningful shifts in terms of sector weightings during the reporting period. The largest increases were in industrials and financials. The Fund now has a larger weighting than the MSCI World Index in industrials, but it maintained a smaller weighting than the Index in financials. The largest decreases were in consumer staples and telecommunications services.

How was the Fund positioned at the end of Octo-ber 2012?

All sector weights are arrived at through stock selection rather than top-down decisions on the attractiveness of specific sectors. As of October 31, 2012, the Fund’s most significant sector variation from the MSCI World Index was an overweight position in the industrials sector. As of the same date, the Fund also had a greater-than-benchmark weight in the consumer discretionary sector. As of October 31, 2012, the Fund had substantially less exposure than the MSCI World Index to the energy, consumer staples and financials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Choice Fund

Portfolio of Investments October 31, 2012

	Shares	Value

Common Stocks 94.7%†
Belgium 2.9%
Anheuser-Busch InBev N.V. (Beverages)	30,500	$2,550,245

France 8.8%
Essilor International S.A. (Health Care Equipment & Supplies)	21,750	1,960,702
♦Safran S.A. (Aerospace & Defense)	79,368	3,157,680
SCOR SE (Insurance)	101,200	2,700,797

		7,819,179

Germany 8.9%
♦Bayer A.G. (Pharmaceuticals)	32,950	2,869,559
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	39,500	2,774,414
GEA Group A.G. (Machinery)	72,150	2,252,829

		7,896,802

Israel 2.4%
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals) (a)	52,100	2,105,882

Luxembourg 6.4%
♦SES S.A. (Media)	126,869	3,510,819
Subsea 7 S.A. (Energy Equipment & Services)	97,054	2,129,594

		5,640,413

Netherlands 1.6%
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	25,130	1,382,691

Republic of Korea 3.1%
Samsung Electronics Co., Ltd., GDR (Semiconductors & Semiconductor Equipment) (b)(c)	4,606	2,777,418

Switzerland 2.8%
SGS S.A. (Professional Services)	1,177	2,492,263

United Kingdom 12.0%
♦Experian PLC (Professional Services)	187,450	3,236,721
Rexam PLC (Containers & Packaging)	364,829	2,629,913
♦Rolls-Royce Holdings PLC (Aerospace & Defense)	231,050	3,186,061
WPP PLC (Media)	127,296	1,642,363

		10,695,058

United States 45.8%
Aetna, Inc. (Health Care Providers & Services)	61,950	2,707,215
Apple, Inc. (Computers & Peripherals)	2,722	1,619,862
♦Arthur J. Gallagher & Co. (Insurance)	80,450	2,851,148

	Shares	Value

United States (continued)
Boeing Co. (The) (Aerospace & Defense)	34,550	$2,433,702
♦CIT Group, Inc. (Commercial Banks) (d)	77,010	2,866,312
CME Group, Inc. (Diversified Financial Services)	32,313	1,807,266
Coca-Cola Enterprises, Inc. (Beverages)	58,850	1,850,244
♦Comcast Corp. Class A (Media)	83,450	3,040,918
♦Deere & Co. (Machinery)	33,300	2,845,152
♦Ecolab, Inc. (Chemicals)	42,792	2,978,323
Laboratory Corporation of America Holdings (Health Care Providers & Services) (d)	13,658	1,157,242
McDonald’s Corp. (Hotels, Restaurants & Leisure)	20,550	1,783,740
Microsoft Corp. (Software)	98,500	2,810,698
Oracle Corp. (Software)	58,780	1,825,119
Time Warner, Inc. (Media)	62,350	2,709,108
Visa, Inc. Class A (IT Services)	19,140	2,655,866
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	38,450	2,695,730

		40,637,645

Total Common Stocks (Cost $74,798,393)		83,997,596

Preferred Stocks 2.8%
Bermuda 2.8%
PartnerRe, Ltd. 7.25% (Insurance)	88,893	2,476,559

United Kingdom 0.0%‡
♦Rolls-Royce Holdings PLC 0.00% (Aerospace & Defense) (d)(e)	17,559,800	28,337

Total Preferred Stocks (Cost $2,388,217)		2,504,896

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value
Short-Term Investment 2.5%
Repurchase Agreement 2.5%
United States 2.5%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $2,233,044 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 2/27/17, with a Principal Amount of $2,270,000 and a Market Value of $2,278,953) (Capital Markets)	$2,233,043	$2,233,043

Total Short-Term Investment (Cost $2,233,043)		2,233,043

Total Investments (Cost $79,419,653) (f)	100.0%	88,735,535
Other Assets, Less Liabilities	0.0 ‡	23,703
Net Assets	100.0%	$88,759,238
‡	Less than one-tenth of a percent.

(a)	ADR—American Depositary Receipt.

(b)	GDR—Global Depositary Receipt.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(d)	Non-income producing security.

(e)	Fair valued security. The total market value of this security as of October 31, 2012 is $28,337, which represents less than one-tenth of a percent of the Fund’s net assets.

(f)	As of October 31, 2012, cost is $79,589,396 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$9,488,118
Gross unrealized depreciation	(341,979)

Net unrealized appreciation	$9,146,139

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$83,997,596	$—	$—	$83,997,596
Preferred Stocks (b)	2,476,559	—	28,337	2,504,896
Short-Term Investment
Repurchase Agreement	—	2,233,043	—	2,233,043

Total Investments in Securities	$86,474,155	$2,233,043	$28,337	$88,735,535

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $28,337 is a security listed under United Kingdom in the Aerospace & Defense industry within the Preferred Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012, foreign securities with a total value of $15,895,487 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of October 31, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

12	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2012 (a)
Common Stock
Aerospace & Defense	$23,415	$—	$—	$(124)	$—	$(23,291)	$—	$—	$—	$—
Preferred Stock
Aerospace & Defense	—	—	—	332	28,005	—	—	—	28,337	332

Total	$23,415	$—	$—	$208	$28,005	$(23,291)	$—	$—	$28,337	$332

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2012 (continued)

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$8,805,780	9.9%
Beverages	4,400,489	5.0
Capital Markets	2,233,043	2.5
Chemicals	2,978,323	3.4
Commercial Banks	2,866,312	3.2
Computers & Peripherals	1,619,862	1.8
Containers & Packaging	2,629,913	3.0
Diversified Financial Services	1,807,266	2.0
Energy Equipment & Services	2,129,594	2.4
Health Care Equipment & Supplies	1,960,702	2.2
Health Care Providers & Services	6,638,871	7.5
Hotels, Restaurants & Leisure	4,479,470	5.1
Insurance	8,028,504	9.0
IT Services	2,655,866	3.0
Machinery	5,097,981	5.7
Media	10,903,208	12.3
Pharmaceuticals	4,975,441	5.6
Professional Services	5,728,984	6.5
Semiconductors & Semiconductor Equipment	4,160,109	4.7
Software	4,635,817	5.2

	88,735,535	100.0
Other Assets, Less Liabilities	23,703	0.0 ‡

Net Assets	$88,759,238	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

14	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $79,419,653)	$88,735,535
Cash denominated in foreign currencies (identified cost $57,522)	57,477
Receivables:
Investment securities sold	261,589
Dividends and interest	94,780
Fund shares sold	4,329
Other assets	30,074

Total assets	89,183,784

Liabilities
Payables:
Investment securities purchased	257,955
Manager (See Note 3)	76,290
Fund shares redeemed	56,115
Professional fees	14,498
Shareholder communication	7,515
Transfer agent (See Note 3)	3,331
Custodian	2,773
NYLIFE Distributors (See Note 3)	1,202
Trustees	275
Accrued expenses	4,592

Total liabilities	424,546

Net assets	$88,759,238

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,387
Additional paid-in capital	84,853,873

84,859,260
Undistributed net investment income	325,406
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,741,055)
Net unrealized appreciation (depreciation) on investments	9,315,882
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(255)

Net assets	$88,759,238

Investor Class
Net assets applicable to outstanding shares	$303,299

Shares of beneficial interest outstanding	18,923

Net asset value per share outstanding	$16.03
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price per share outstanding	$16.96

Class A
Net assets applicable to outstanding shares	$3,920,866

Shares of beneficial interest outstanding	243,709

Net asset value per share outstanding	$16.09
Maximum sales charge (5.50% of offering price)	0.94

Maximum offering price per share outstanding	$17.03

Class C
Net assets applicable to outstanding shares	$342,491

Shares of beneficial interest outstanding	21,836

Net asset value and offering price per share outstanding	$15.68

Class I
Net assets applicable to outstanding shares	$84,192,582

Shares of beneficial interest outstanding	5,102,719

Net asset value and offering price per share outstanding	$16.50

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$1,515,867
Interest	339

Total income	1,516,206

Expenses
Manager (See Note 3)	745,729
Registration	55,294
Professional fees	51,833
Custodian	22,023
Transfer agent (See Note 3)	12,943
Distribution/Service—Investor Class (See Note 3)	682
Distribution/Service—Class A (See Note 3)	9,293
Distribution/Service—Class C (See Note 3)	2,241
Shareholder communication	6,864
Trustees	2,170
Miscellaneous	20,566

Total expenses	929,638

Net investment income (loss)	586,568

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	5,184,316
Foreign currency transactions	(50,164)

Net realized gain (loss) on investments and foreign currency transactions	5,134,152

Net change in unrealized appreciation (depreciation) on:
Investments	4,280,563
Translation of other assets and liabilities in foreign currencies	(1,408)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	4,279,155

Net realized and unrealized gain (loss) on investments and foreign currency transactions	9,413,307

Net increase (decrease) in net assets resulting from operations	$9,999,875

(a)	Dividends recorded net of foreign withholding taxes in the amount of $74,450.

16	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$586,568	$170,866
Net realized gain (loss) on investments and foreign currency transactions	5,134,152	2,656,308
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	4,279,155	648,646

Net increase (decrease) in net assets resulting from operations	9,999,875	3,475,820

Dividends to shareholders:
From net investment income:
Class A	(4,714)	(1,344)
Class I	(206,284)	(197,166)

Total dividends to shareholders	(210,998)	(198,510)

Capital share transactions:
Net proceeds from sale of shares	36,927,299	51,507,857
Net asset value of shares issued to shareholders in reinvestment of dividends	209,691	189,249
Cost of shares redeemed	(35,627,372)	(34,220,736)

Increase (decrease) in net assets derived from capital share transactions	1,509,618	17,476,370

Net increase (decrease) in net assets	11,298,495	20,753,680

Net Assets
Beginning of year	77,460,743	56,707,063

End of year	$88,759,238	$77,460,743

Undistributed net investment income at end of year	$325,406	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,		January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012	2011	2010***		2009
Net asset value at beginning of period	$14.21	$14.22	$13.49		$13.36

Net investment income (loss) (a)	0.06	(0.02)	(0.02)		0.00	‡
Net realized and unrealized gain (loss) on investments	1.77	0.01	0.80		0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00)‡	(0.05)		(0.00	)‡

Total from investment operations	1.82	(0.01)	0.73		0.18

Less dividends:
From net investment income	—	—	—		(0.05)

Net asset value at end of period	$16.03	$14.21	$14.22		$13.49

Total investment return (b)	12.81%	(0.07%)	5.41	%(c)	1.33	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%	(0.11%)	(0.17	%)††	0.03	%††
Net expenses	1.71%	1.76%	1.76	% ††	1.53	%††
Expenses (before waiver/reimbursement)	1.71%	1.90%	2.10	% ††	1.72	%††
Portfolio turnover rate	91%	162%	151%		74%
Net assets at end of period (in 000’s)	$303	$247	$119		$28

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,		January 1, 2010 through October 31,		Year ended December 31,
	2012	2011	2010***		2009	2008	2007
Net asset value at beginning of period	$14.25	$14.24	$13.49		$10.84	$17.43	$16.97

Net investment income (loss)	0.09 (a)	0.02 (a)	0.01	(a)	0.04 (a)	0.02 (a)	0.01
Net realized and unrealized gain (loss) on investments	1.78	0.00 ‡	0.79		2.70	(6.58)	1.45
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00)‡	(0.05)		(0.01)	—	—

Total from investment operations	1.86	0.02	0.75		2.73	(6.56)	1.46

Less dividends and distributions:
From net investment income	(0.02)	(0.01)	—		(0.08)	(0.03)	(0.01)
From net realized gain on investments	—	—	—		—	(0.00)‡	(1.05)

Total dividends and distributions	(0.02)	(0.01)	—		(0.08)	(0.03)	(1.06)

Redemption fee (b)	—	—	—		—	—	0.06

Net asset value at end of period	$16.09	$14.25	$14.24		$13.49	$10.84	$17.43

Total investment return (c)	13.07%	0.15%	5.56	%(d)	25.17%	(37.63%)	8.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%	0.13%	0.11	%††	0.30%	0.21%	0.01%
Net expenses	1.48%	1.54%	1.54	%††	1.55%	1.54%	1.54%
Expenses (before waiver/reimbursement)	1.48%	1.68%	1.88	%††	1.78%	1.75%	1.95%
Portfolio turnover rate	91%	162%	151%		74%	47%	43%
Net assets at end of period (in 000’s)	$3,921	$3,432	$1,855		$2,973	$339	$120

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,		January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012	2011	2010***		2009
Net asset value at beginning of period	$14.01	$14.12	$13.49		$13.36

Net investment income (loss) (a)	(0.05)	(0.12)	(0.10)		(0.01)
Net realized and unrealized gain (loss) on investments	1.73	0.01	0.78		0.17
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00)‡	(0.05)		(0.00	)‡

Total from investment operations	1.67	(0.11)	0.63		0.16

Less dividends:
From net investment income	—	—	—		(0.03)

Net asset value at end of period	$15.68	$14.01	$14.12		$13.49

Total investment return (b)	11.92%	(0.78%)	4.67	% (c)	1.23	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.36%)	(0.86%)	(0.92	%)††	(0.78	%)††
Net expenses	2.46%	2.51%	2.51	% ††	2.28	% ††
Expenses (before waiver/reimbursement)	2.46%	2.65%	2.85	% ††	2.47	% ††
Portfolio turnover rate	91%	162%	151%		74%
Net assets at end of period (in 000’s)	$342	$59	$38		$28

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,		January 1, 2010 through October 31,		Year ended December 31,
	2012	2011	2010***		2009	2008	2007
Net asset value at beginning of period	$14.60	$14.59	$13.79		$11.06	$17.47	$16.99

Net investment income (loss)	0.12 (a)	0.05 (a)	0.04	(a)	0.07 (a)	0.05 (a)	0.04
Net realized and unrealized gain (loss) on investments	1.83	0.01	0.81		2.76	(6.41)	1.54
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.00)‡	(0.05)		(0.01)	—	—

Total from investment operations	1.94	0.06	0.80		2.82	(6.36)	1.58

Less dividends and distributions:
From net investment income	(0.04)	(0.05)	—		(0.09)	(0.05)	(0.05)
From net realized gain on investments	—	—	—		—	(0.00)‡	(1.05)

Total dividends and distributions	(0.04)	(0.05)	—		(0.09)	(0.05)	(1.10)

Redemption fee (b)	—	—	0.00	‡	—	0.00 ‡	—

Net asset value at end of period	$16.50	$14.60	$14.59		$13.79	$11.06	$17.47

Total investment return (c)	13.33%	0.42%	5.80	%(d)	25.53%	(36.37%)	9.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80%	0.33%	0.35	%††	0.62%	0.42%	0.26%
Net expenses	1.23%	1.29%	1.29	%††	1.29%	1.29%	1.29%
Expenses (before waiver/reimbursement)	1.23%	1.43%	1.63	%††	1.54%	1.50%	1.70%
Portfolio turnover rate	91%	162%	151%		74%	47%	43%
Net assets at end of period (in 000’s)	$84,193	$73,723	$54,695		$38,976	$56,715	$34,911

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch Global Choice Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch U.S. All Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the

22	MainStay Epoch Global Choice Fund

risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally catego-

rized as Level 3 in the hierarchy. As of October 31, 2012, the Fund held securities with a value of $28,337 that were fair valued.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax

mainstayinvestments.com	23

Notes to Financial Statements (continued)

position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, and a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

24	MainStay Epoch Global Choice Fund

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of October 31, 2012, the Fund did not hold any rights or warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(L)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of the management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Class A shares do not exceed 1.54% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2013 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2012, New York Life Investments had contractually agreed to waive a portion of the management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class did not exceed the following percentages of average daily net assets: Class A, 1.54% and Class I, 1.29%. New York Life Investments applied an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $745,729.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

mainstayinvestments.com	25

Notes to Financial Statements (continued)

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $418 and $1,507, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$670
Class A	598
Class C	574
Class I	11,101

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$30,104	9.9%
Class C	29,419	8.6

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$325,406	$(5,571,312)	$—	$9,145,884	$3,899,978

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(50,164)	$50,164	$—

The reclassifications for the Funds are primarily due to foreign currency gain (loss).

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $5,571,312 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017 2018	$539 5,032	$	— —
Total	$5,571		$—

The Fund utilized $5,000,176 of capital loss carryforwards during the year ended October 31, 2012.

26	MainStay Epoch Global Choice Fund

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from: Ordinary Income	$210,998	$198,510

Note 5–Foreign Currency Transactions

As of October 31, 2012, the Fund held the following foreign currency:

	Currency		Cost		Value
Pound Sterling	GBP	35,617	USD	57,522	USD	57,477
Total			USD	57,522	USD	57,477

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $68,140 and $65,396, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	7,087	$108,009
Shares redeemed	(2,788)	(42,950)

Net increase (decrease) in shares outstanding before conversion	4,299	65,059
Shares converted from Investor Class (See Note 1)	(2,727)	(41,482)

Net increase (decrease)	1,572	$23,577

Year ended October 31, 2011:
Shares sold	13,364	$198,056
Shares redeemed	(5,413)	(78,039)

Net increase (decrease) in shares outstanding before conversion	7,951	120,017
Shares converted into Investor Class (See Note 1)	2,253	30,455
Shares converted from Investor Class (See Note 1)	(1,190)	(17,985)

Net increase (decrease)	9,014	$132,487

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	62,532	$954,431
Shares issued to shareholders in reinvestment of dividends	332	4,694
Shares redeemed	(62,756)	(970,557)

Net increase (decrease) in shares outstanding before conversion	108	(11,432)
Shares converted into Class A (See Note 1)	2,720	41,482

Net increase (decrease)	2,828	$30,050

Year ended October 31, 2011:
Shares sold	205,957	$2,930,580
Shares issued to shareholders in reinvestment of dividends	84	1,225
Shares redeemed	(94,388)	(1,414,256)

Net increase (decrease) in shares outstanding before conversion	111,653	1,517,549
Shares converted into Class A (See Note 1)	1,188	17,985
Shares converted from Class A (See Note 1)	(2,248)	(30,455)

Net increase (decrease)	110,593	$1,505,079

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	18,726	$277,760
Shares redeemed	(1,128)	(17,636)

Net increase (decrease)	17,598	$260,124

Year ended October 31, 2011:
Shares sold	2,414	$34,307
Shares redeemed	(897)	(12,586)

Net increase (decrease)	1,517	$21,721

mainstayinvestments.com	27

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,257,123	$35,587,099
Shares issued to shareholders in reinvestment of dividends	14,157	204,997
Shares redeemed	(2,219,018)	(34,596,229)

Net increase (decrease)	52,262	$1,195,867

Year ended October 31, 2011:
Shares sold	3,433,675	$48,344,914
Shares issued to shareholders in reinvestment of dividends	12,661	188,024
Shares redeemed	(2,144,493)	(32,715,855)

Net increase (decrease)	1,301,843	$15,817,083

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified except as described below:

On December 6, 2012, Epoch Holding Corporation, the parent company of the Fund’s Subadvisor, announced that it has agreed to be acquired by TD Bank. Subject to the approval of Epoch Holding Corporation’s stockholders, receipt of regulatory approvals and satisfaction of other customary closing conditions for a transaction of this type, this transaction is expected to close in the first half of 2013.

28	MainStay Epoch Global Choice Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch Global Choice Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period ended October 31, 2012, the ten-month period ended October 31, 2010, and the year or period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years presented through December 31, 2008 were audited by other auditors, whose report dated February 27, 2009, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch Global Choice Fund of MainStay Funds Trust as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period ended October 31, 2012, the ten-month period ended October 31, 2010, and the year or period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2012, the Fund designated approximately $1,348,038 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 95.6% to arrive at the amount eligible for the corporate dividends received deduction.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2012:

—	the total amount of taxes paid to foreign countries was $74,256

—	the total amount of income sourced from foreign countries was $1,006,326

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Epoch Global Choice Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

32	MainStay Epoch Global Choice Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

34	MainStay Epoch Global Choice Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	35

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

36	MainStay Epoch Global Choice Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	37

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

38	MainStay Epoch Global Choice Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors
LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment

advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28308 MS265-12	MSEGC11-12/12 NL0F2

MainStay Epoch Global Equity Yield Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.41 9.43%	–0.75 0.38%	4.63 5.50%	1.15 1.15%
Class	Sales Charge		One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.38 9.40%	–0.76 0.37%	3.54 4.49%	1.19 1.19%
Class	Sales Charge		One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	7.65 8.65%	–0.43 –0.43%	4.64 4.64%	1.90 1.90%
Class	Sales Charge		One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		9.66%	0.52%	5.65%	0.94%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 27, 2005 through November 15, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares might have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 27, 2005

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception of the Fund
MSCI World Index[5]	9.45%	–2.87%	2.57%
Average Lipper Global Multi-Cap Value Fund[6]	3.85	–2.95	1.66

and the Class P shares from August 2, 2006, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper global multi-cap value fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,034.20	$5.88	$1,019.40	$5.84

Class A Shares	$1,000.00	$1,034.70	$5.68	$1,019.60	$5.64

Class C Shares	$1,000.00	$1,031.30	$9.70	$1,015.60	$9.63

Class I Shares	$1,000.00	$1,036.00	$4.40	$1,020.80	$4.37

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.15% for Investor Class, 1.11% for Class A, 1.90% for Class C and 0.86% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	BCE, Inc.

2.	Pearson PLC

3.	Vodafone Group PLC

4.	Swisscom A.G.

5.	National Grid PLC
6.	Nestle S.A. Registered

7.	Verizon Communications, Inc.

8.	Duke Energy Corp.

9.	Kimberly—Clark Corp.

10.	Imperial Tobacco Group PLC

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its peers and its benchmark for the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 9.43% for Investor Class shares, 9.40% for Class A shares and 8.65% for Class C shares for the
12 months ended October 31, 2012. Over the same period, Class I shares returned 9.66%. All share classes outperformed the 3.85% return of the average Lipper1 global multi-cap value fund over the same period. Class I shares outperformed—and Class A, Class C and Investor Class shares underperformed—the 9.45% return of the MSCI World Index2 for the 12 months ended October 31, 2012. The MSCI World Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the MSCI World Index was primarily driven by stock selection.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive contributor to the Fund’s performance relative to the MSCI World Index was the consumer staples sector, where the Fund benefited from stock selection and an overweight position. (Contributions take weightings and total returns into account.) Stock selection and underweight positions in energy and materials also contributed positively to the Fund’s relative results.

During the reporting period, weak stock performance in industrials and an underweight position in financials detracted from the Fund’s relative performance. A slight underweight position and weak stock performance in the health care sector also negatively affected the Fund’s relative results.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributors to the Fund’s absolute performance were Anheuser-Busch InBev, Comcast and Diageo.

Anheuser-Busch InBev, the world’s largest brewer, reported strong operating results, raised its annual dividend by 50% and reduced its debt during the reporting period. The company also announced the acquisition of the unowned half of Mexican brewer Modelo, with which Anheuser-Busch InBev anticipates significant operating synergies.

At cable operator Comcast, consistent operating performance and strong return of capital drove share performance during the reporting period. Management increased the company’s cash dividend 44% to yield approximately 2.25% and announced a $3 billion share buyback program (another 4% of market capital) for 2012.

Diageo is a world leader in the manufacture and distribution of spirits and is a major producer of other alcoholic beverages. Strong operating results boosted the company’s stock price during the reporting period.

During the reporting period, the most significant detractors from the Fund’s absolute performance were bus and train operator FirstGroup, global telecommunications company France Tele-com and European IT services company LOGICA. Economic challenges for FirstGroup’s bus businesses in the United States and the U.K. hurt the company’s operating margins and thus its stock price. Further hurting FirstGroup’s stock price was the U.K. transport regulator’s intention to re-let the U.K. rail franchises over the next few years. While FirstGroup was awarded the first U.K. rail franchise, which lifted its stock, the U.K. regulator subsequently canceled the award, after finding issues with government procedures. We expect it will take time for the award process to be resolved. In the meantime, the company increased its cash dividend as guided (up 7% year over year) and confirmed its dividend policy through fiscal year 2013. (The company’s fiscal year ends March 31.) Management also made positive comments on both U.K. bus revenue trends and its U.S. bus operation recovery. Even so, FirstGroup generated negative total returns during the reporting period.

France Telecom’s share price was down as the result of new competition in the French market. After a change in the company’s capital allocation policy (the company reduced its dividend), we eliminated the stock from the Fund’s portfolio.

LOGICA lowered its 2012 outlook and took charges for layoffs and contract write-downs because of renewed challenges in the U.K., Sweden and the Netherlands. We eliminated the position in LOGICA from the Fund’s portfolio.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI World Index.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased Telstra, a leading telecommunications operator in Australia, during the reporting period. Telstra’s dividend is well covered; and after a meeting with management, we feel that the company is committed to delivering shareholder yield. The Fund also purchased KLA-Tencor, which manufactures semiconductor testing equipment. The company came through our screening process in the past with a free cash flow yield of 10% and a dividend yield of 3.4%. However, with the development of new products, we now have more confidence that the company will generate sustainable cash flows and increase its dividend. The Fund also purchased Deere & Co., a leading global manufacturer of farming and construction equipment. Deere’s management has a solid history of delivering shareholder yield. The company has steadily increased its dividend over the last 20 years and has routinely repurchased shares.

Progress Energy, a regulated utility company, was eliminated from the Fund during the reporting period as a result of its merger with Duke Energy. We sold the Fund’s position in Brazilian electricity generation and distribution company CPFL when the company announced earnings that were below expectations, based on higher costs and interest expense. The company also reduced its dividend. We eliminated the Fund’s position in leading Chinese telecommunications company China Mobile. The company has not materially increased its payout as originally intended or promised.

How did the Fund’s sector weightings change during the reporting period?

There were no significant changes to the Fund’s sector weightings. The largest increase was in the financials sector, where the Fund remained significantly underweight, but slightly less so, relative to the MSCI World Index. The largest decrease was in telecommunication services, where the Fund’s overweight position relative to the MSCI World Index, while still meaningful, was slightly reduced. All sector weights are arrived at through stock selection rather than top-down decisions on the attractiveness of specific sectors.

How was the Fund positioned at the end of October 2012?

As of October 31, 2012, the Fund’s most substantially overweight sector positions relative to the MSCI World Index were in telecommunication services, utilities and consumer staples. As of the same date, the Fund’s most substantially underweight sector positions relative to the MSCI World Index were in financials, information technology and materials.

The Fund continues to focus on companies with strong balance sheets and growing free cash flow that deliver returns to shareholders through significant cash dividends, share repurchases and debt paydowns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments October 31, 2012

	Shares	Value

Common Stocks 93.8%†
Australia 1.3%
Telstra Corp, Ltd. (Diversified Telecommunication Services)	2,845,800	$12,229,899
Westpac Banking Corp. (Commercial Banks)	374,102	9,906,463

		22,136,362

Belgium 1.5%
Anheuser-Busch InBev N.V. (Beverages)	290,300	24,273,318

Canada 4.0%
♦BCE, Inc. (Diversified Telecommunication Services)	746,300	32,624,238
Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	348,750	15,308,335
Shaw Communications, Inc. (Media)	787,200	17,150,911

		65,083,484

France 5.5%
Sanofi (Pharmaceuticals)	160,796	14,134,749
SCOR SE (Insurance)	758,000	20,229,289
Total S.A. (Oil, Gas & Consumable Fuels)	443,300	22,305,313
Vinci S.A. (Construction & Engineering)	384,800	17,030,102
Vivendi S.A. (Diversified Telecommunication Services)	845,593	17,300,594

		91,000,047

Germany 5.8%
BASF S.E. (Chemicals)	280,600	23,251,310
Bayer A.G. (Pharmaceuticals)	125,700	10,946,997
Daimler A.G. (Automobiles)	413,100	19,289,201
Deutsche Telekom A.G. (Diversified Telecommunication Services)	1,697,100	19,377,115
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	135,440	21,768,259

		94,632,882

Italy 0.9%
Terna S.p.A. (Electric Utilities)	4,064,500	15,277,778

Norway 0.7%
Orkla ASA (Industrial Conglomerates)	1,484,700	11,744,685

Philippines 0.5%
Philippine Long Distance Telephone Co., Sponsored ADR (Wireless Telecommunication Services) (a)	119,831	7,612,863

	Shares	Value

Switzerland 5.4%
♦Nestle S.A. Registered (Food Products)	427,700	$27,141,705
Novartis A.G. (Pharmaceuticals)	268,916	16,184,626
Roche Holding A.G., Genusscheine (Pharmaceuticals)	88,700	17,058,059
♦Swisscom A.G. (Diversified Telecommunication Services)	69,155	28,729,807

		89,114,197

Taiwan 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment) (a)	771,600	12,268,440

United Kingdom 19.3%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals) (a)	419,000	19,441,600
BAE Systems PLC (Aerospace & Defense)	3,279,300	16,521,523
British American Tobacco PLC (Tobacco)	279,600	13,849,715
Compass Group PLC (Hotels, Restaurants & Leisure)	1,131,100	12,412,119
Diageo PLC, Sponsored ADR (Beverages) (a)	179,300	20,483,232
FirstGroup PLC (Road & Rail)	4,146,100	12,745,908
GlaxoSmithKline PLC (Pharmaceuticals)	658,600	14,735,932
♦Imperial Tobacco Group PLC (Tobacco)	686,800	25,934,756
Meggitt PLC (Aerospace & Defense)	1,068,825	6,657,788
♦National Grid PLC (Multi-Utilities)	2,385,910	27,202,088
♦Pearson PLC (Media)	1,493,500	30,006,173
Reckitt Benckiser Group PLC (Household Products)	215,300	13,029,007
Royal Dutch Shell PLC, ADR (Oil, Gas & Consumable Fuels) (a)	318,600	21,817,728
SSE PLC (Electric Utilities)	753,100	17,597,754
Unilever PLC (Food Products)	250,400	9,338,353
United Utilities Group PLC (Water Utilities)	1,545,159	16,880,988
♦Vodafone Group PLC (Wireless Telecommunication Services)	10,832,600	29,411,949
WM Morrison Supermarkets PLC (Food & Staples Retailing)	1,961,150	8,478,510

		316,545,123

United States 48.2%
Abbott Laboratories (Pharmaceuticals)	162,700	10,660,104
Altria Group, Inc. (Tobacco)	801,800	25,497,240
Arthur J. Gallagher & Co. (Insurance)	478,400	16,954,496
AT&T, Inc. (Diversified Telecommunication Services)	557,255	19,275,450
Automatic Data Processing, Inc. (IT Services)	167,600	9,685,604
Bristol-Myers Squibb Co. (Pharmaceuticals)	343,900	11,434,675

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Shares	Value

Common Stock (continued)
United States (continued)
CenturyLink, Inc. (Diversified Telecommunication Services)	608,900	$23,369,582
CME Group, Inc. (Diversified Financial Services)	145,200	8,121,036
CMS Energy Corp. (Multi-Utilities)	532,900	12,960,128
Coca-Cola Co. (The) (Beverages)	243,600	9,057,048
Coca-Cola Enterprises, Inc. (Beverages)	297,100	9,340,824
Comcast Corp. Class A (Media)	519,300	18,923,292
ConocoPhillips (Oil, Gas & Consumable Fuels)	211,400	12,229,490
Deere & Co. (Machinery)	100,300	8,569,632
Diamond Offshore Drilling, Inc. (Energy Equipment & Services)	185,100	12,816,324
Diebold, Inc. (Computers & Peripherals)	366,300	10,897,425
Dominion Resources, Inc. (Multi-Utilities)	234,000	12,350,520
♦Duke Energy Corp. (Electric Utilities)	406,297	26,689,650
E.I. du Pont de Nemours & Co. (Chemicals)	401,400	17,870,328
Emerson Electric Co. (Electrical Equipment)	315,700	15,289,351
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	250,400	13,198,584
ExxonMobil Corp. (Oil, Gas & Consumable Fuels)	103,300	9,417,861
Genuine Parts Co. (Distributors)	160,700	10,056,606
H.J. Heinz Co. (Food Products)	151,000	8,684,010
Honeywell International, Inc. (Aerospace & Defense)	268,900	16,467,436
Integrys Energy Group, Inc. (Multi-Utilities)	215,140	11,626,166
Johnson & Johnson (Pharmaceuticals)	178,300	12,627,206
♦Kimberly-Clark Corp. (Household Products)	313,700	26,178,265
Kinder Morgan Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	208,500	17,443,110
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	265,000	12,327,800
Lockheed Martin Corp. (Aerospace & Defense)	229,900	21,534,733
Lorillard, Inc. (Tobacco)	172,400	20,000,124
MarkWest Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	156,900	8,508,687
Mattel, Inc. (Leisure Equipment & Products)	504,650	18,561,027
McDonald’s Corp. (Hotels, Restaurants & Leisure)	99,400	8,627,920
Merck & Co., Inc. (Pharmaceuticals)	296,200	13,515,606
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	583,600	18,295,860
Microsoft Corp. (Software)	460,800	13,148,928
NiSource, Inc. (Multi-Utilities)	321,500	8,188,605
NYSE Euronext (Diversified Financial Services)	413,100	10,228,356
Oracle Corp. (Software)	499,800	15,518,790
PepsiCo., Inc. (Beverages)	110,100	7,623,324
Philip Morris International, Inc. (Tobacco)	266,900	23,636,664
Pitney Bowes, Inc. (Commercial Services & Supplies)	627,400	9,009,464

	Shares	Value

United States (continued)
PPL Corp. (Electric Utilities)	275,700	$8,155,206
R.R. Donnelley & Sons Co. (Commercial Services & Supplies)	952,800	9,547,056
Regal Entertainment Group Class A (Media)	1,028,300	15,794,688
Reynolds American, Inc. (Tobacco)	497,800	20,728,392
SCANA Corp. (Multi-Utilities)	206,500	10,135,020
Southern Co. (The) (Electric Utilities)	165,600	7,756,704
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)	288,400	8,326,108
TECO Energy, Inc. (Multi-Utilities)	734,600	13,127,302
Time Warner, Inc. (Media)	302,000	13,121,900
Travelers Cos., Inc. (The) (Insurance)	136,400	9,676,216
Vectren Corp. (Multi-Utilities)	378,000	11,177,460
♦Verizon Communications, Inc. (Diversified Telecommunication Services)	599,200	26,748,288
Waste Management, Inc. (Commercial Services & Supplies)	342,000	11,197,080

		791,908,751

Total Common Stocks (Cost $1,422,893,438)		1,541,597,930

Preferred Stocks 1.2%
Germany 0.6%
ProSiebenSat.1 Media A.G. 6.62% (Media)	381,900	10,642,488

United States 0.6%
MetLife, Inc. 6.50% (Insurance)	366,800	9,404,752

Total Preferred Stocks (Cost $18,625,387)		20,047,240

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 4.3%
Repurchase Agreement 4.3%
United States 4.3%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $70,382,922 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.08% and a maturity date of 10/17/22, with a Principal Amount of $71,755,000 and a Market Value of $71,791,523) (Capital Markets)	$70,382,903	$70,382,903

Total Short-Term Investment (Cost $70,382,903)		70,382,903

Total Investments (Cost $1,511,901,728) (b)	99.3%	1,632,028,073
Other Assets, Less Liabilities	0.7	11,848,664
Net Assets	100.0%	$1,643,876,737
(a)	ADR—American Depositary Receipt.
(b)	As of October 31, 2012, cost is $1,516,958,768 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$143,163,499
Gross unrealized depreciation	(28,094,194)

Net unrealized appreciation	$115,069,305

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,541,597,930	$—	$—	$1,541,597,930
Preferred Stocks	20,047,240	—	—	20,047,240
Short-Term Investment
Repurchase Agreement	—	70,382,903	—	70,382,903

Total Investments in Securities	$1,561,645,170	$70,382,903	$—	$1,632,028,073

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012, foreign securities with a total value of $356,467,061 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of October 31, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2012 (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$61,181,480	3.7%
Automobiles	19,289,201	1.2
Beverages	70,777,746	4.3
Capital Markets	70,382,903	4.3
Chemicals	41,121,638	2.5
Commercial Banks	9,906,463	0.6
Commercial Services & Supplies	29,753,600	1.8
Computers & Peripherals	10,897,425	0.7
Construction & Engineering	17,030,102	1.0
Distributors	10,056,606	0.6
Diversified Financial Services	18,349,392	1.1
Diversified Telecommunication Services	179,654,973	10.9
Electric Utilities	75,477,092	4.6
Electrical Equipment	15,289,351	0.9
Energy Equipment & Services	12,816,324	0.8
Food & Staples Retailing	8,478,510	0.5
Food Products	45,164,068	2.8
Hotels, Restaurants & Leisure	21,040,039	1.3
Household Products	39,207,272	2.4
Industrial Conglomerates	11,744,685	0.7
Insurance	78,033,012	4.8
IT Services	9,685,604	0.6
Leisure Equipment & Products	18,561,027	1.1
Machinery	8,569,632	0.5
Media	105,639,452	6.4
Multi-Utilities	106,767,289	6.5
Oil, Gas & Consumable Fuels	113,246,881	6.9
Pharmaceuticals	140,739,554	8.6
Road & Rail	12,745,908	0.8
Semiconductors & Semiconductor Equipment	42,892,100	2.6
Software	28,667,718	1.7
Tobacco	129,646,891	7.9
Water Utilities	16,880,988	1.0
Wireless Telecommunication Services	52,333,147	3.2

	1,632,028,073	99.3
Other Assets, Less Liabilities	11,848,664	0.7

Net Assets	$1,643,876,737	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $1,511,901,728)	$1,632,028,073
Cash denominated in foreign currencies (identified cost $4,154)	4,218
Receivables:
Fund shares sold	12,825,052
Dividends and interest	3,240,089
Investment securities sold	754,708
Other assets	89,275

Total assets	1,648,941,415

Liabilities
Payables:
Fund shares redeemed	3,461,560
Manager (See Note 3)	971,477
Transfer agent (See Note 3)	361,085
NYLIFE Distributors (See Note 3)	165,204
Professional fees	33,347
Shareholder communication	31,148
Custodian	27,643
Trustees	4,928
Accrued expenses	8,286

Total liabilities	5,064,678

Net assets	$1,643,876,737

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$101,848
Additional paid-in capital	1,626,293,557

1,626,395,405
Distributions in excess of net investment income	(3,439,863)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(99,185,094)
Net unrealized appreciation (depreciation) on investments	120,126,345
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(20,056)

Net assets	$1,643,876,737

Investor Class
Net assets applicable to outstanding shares	$3,402,205

Shares of beneficial interest outstanding	210,843

Net asset value per share outstanding	$16.14
Maximum sales charge (5.50% of offering price)	0.94

Maximum offering price per share outstanding	$17.08

Class A
Net assets applicable to outstanding shares	$404,497,132

Shares of beneficial interest outstanding	25,030,982

Net asset value per share outstanding	$16.16
Maximum sales charge (5.50% of offering price)	0.94

Maximum offering price per share outstanding	$17.10

Class C
Net assets applicable to outstanding shares	$95,300,558

Shares of beneficial interest outstanding	5,928,473

Net asset value and offering price per share outstanding	$16.08

Class I
Net assets applicable to outstanding shares	$1,140,676,842

Shares of beneficial interest outstanding	70,677,603

Net asset value and offering price per share outstanding	$16.14

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$59,093,626
Interest	5,157

Total income	59,098,783

Expenses
Manager (See Note 3)	9,563,530
Transfer agent (See Note 3)	1,766,927
Distribution/Service—Investor Class (See Note 3)	6,299
Distribution/Service—Class A (See Note 3)	775,238
Distribution/Service—Class C (See Note 3)	683,504
Custodian	184,233
Registration	168,198
Professional fees	104,926
Shareholder communication	68,907
Trustees	39,656
Miscellaneous	120,099

Total expenses	13,481,517

Net investment income (loss)	45,617,266

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	12,914,746
Foreign currency transactions	(228,790)

Net realized gain (loss) on investments and foreign currency transactions	12,685,956

Net change in unrealized appreciation (depreciation) on:
Investments	68,174,902
Translation of other assets and liabilities in foreign currencies	(76,912)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	68,097,990

Net realized and unrealized gain (loss) on investments and foreign currency transactions	80,783,946

Net increase (decrease) in net assets resulting from operations	$126,401,212

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,267,393.

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$45,617,266	$20,577,780
Net realized gain (loss) on investments and foreign currency transactions	12,685,956	24,236,823
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	68,097,990	(1,899,543)

Net increase (decrease) in net assets resulting from operations	126,401,212	42,915,060

Dividends to shareholders:
From net investment income:
Investor Class	(78,750)	(28,600)
Class A	(9,422,239)	(4,028,901)
Class C	(1,676,756)	(527,347)
Class I	(32,319,174)	(15,240,097)

Total dividends to shareholders	(43,496,919)	(19,824,945)

Capital share transactions:
Net proceeds from sale of shares	1,055,571,674	745,472,098
Net asset value of shares issued to shareholders in reinvestment of dividends	31,655,397	15,520,790
Cost of shares redeemed	(558,681,020)	(190,742,375)

Increase (decrease) in net assets derived from capital share transactions	528,546,051	570,250,513

Net increase (decrease) in net assets	611,450,344	593,340,628

Net Assets
Beginning of year	1,032,426,393	439,085,765

End of year	$1,643,876,737	$1,032,426,393

Undistributed (distributions in excess) net investment income at end of year	$(3,439,863)	$118,340

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,		January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012	2011	2010***		2009
Net asset value at beginning of period	$15.19	$14.72	$13.72		$13.46

Net investment income (loss)	0.51 (a)	0.51 (a)	0.38	(a)	0.05
Net realized and unrealized gain (loss) on investments	0.91	0.44	1.02		0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.01)		—

Total from investment operations	1.42	0.94	1.39		0.34

Less dividends:
From net investment income	(0.47)	(0.47)	(0.39)		(0.08)

Net asset value at end of period	$16.14	$15.19	$14.72		$13.72

Total investment return (b)	9.43%	6.41%	10.44	%(c)	2.54	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.22%	3.32%	3.36	%††	2.67	%††
Net expenses	1.13%	1.15%	1.16	%††	1.09	%††
Expenses (before waiver/reimbursement)	1.13%	1.15%	1.31	%††	1.09	%††
Portfolio turnover rate	23%	28%	41%		59%
Net assets at end of period (in 000’s)	$3,402	$1,406	$230		$26

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,		January 1, 2010 through October 31,		Year ended December 31,
	2012	2011	2010***		2009	2008	2007
Net asset value at beginning of period	$15.21	$14.73	$13.72		$11.52	$17.72	$17.94

Net investment income (loss)	0.50 (a)	0.50 (a)	0.36	(a)	0.44	0.59 (a)	0.69
Net realized and unrealized gain (loss) on investments	0.92	0.45	1.03		2.14	(6.18)	0.79
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.01)		(0.03)	—	—

Total from investment operations	1.42	0.94	1.38		2.55	(5.59)	1.48

Less dividends and distributions:
From net investment income	(0.47)	(0.46)	(0.37)		(0.35)	(0.48)	(0.72)
From net realized gain on investments	—	—	—		—	(0.08)	(0.99)
Return of capital	—	—	—		—	(0.05)	—

Total dividends and distributions	(0.47)	(0.46)	(0.37)		(0.35)	(0.61)	(1.71)

Redemption fee (b)	—	—	—		0.00 ‡	0.00 ‡	0.01

Net asset value at end of period	$16.16	$15.21	$14.73		$13.72	$11.52	$17.72

Total investment return (c)	9.40%	6.45%	10.40	%(d)	22.47%	(32.19%)	8.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.17%	3.27%	3.22	%††	3.66%	4.01%	3.97%
Net expenses	1.13%	1.19%	1.24	%††	1.21%	1.18%	1.16%
Expenses (before waiver/reimbursement)	1.13%	1.19%	1.39	%††	1.21%	1.18%	1.16%
Portfolio turnover rate	23%	28%	41%		59%	72%	47%
Net assets at end of period (in 000’s)	$404,497	$204,366	$33,559		$23,336	$16,480	$19,390

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,		January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012	2011	2010***		2009
Net asset value at beginning of period	$15.15	$14.68	$13.72		$13.46

Net investment income (loss)	0.38 (a)	0.38 (a)	0.27	(a)	0.03
Net realized and unrealized gain (loss) on investments	0.91	0.47	1.04		0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.01)		—

Total from investment operations	1.29	0.84	1.30		0.33

Less dividends:
From net investment income	(0.36)	(0.37)	(0.34)		(0.07)

Net asset value at end of period	$16.08	$15.15	$14.68		$13.72

Total investment return (b)	8.65%	5.67%	9.83	%(c)	2.45	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%	2.52%	2.33	%††	1.80	%††
Net expenses	1.88%	1.90%	1.91	%††	1.84	%††
Expenses (before waiver/reimbursement)	1.88%	1.90%	2.06	%††	1.84	%††
Portfolio turnover rate	23%	28%	41%		59%
Net assets at end of period (in 000’s)	$95,301	$35,975	$6,547		$36

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,		January 1, 2010 through October 31,		Year ended December 31,
	2012	2011	2010***		2009	2008	2007
Net asset value at beginning of period	$15.19	$14.70	$13.70		$11.53	$17.75	$18.02

Net investment income (loss)	0.54 (a)	0.52 (a)	0.41	(a)	0.44	0.66 (a)	0.77
Net realized and unrealized gain (loss) on investments	0.92	0.47	1.00		2.13	(6.24)	0.72
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	(0.01)		(0.03)	—	—

Total from investment operations	1.46	0.98	1.40		2.54	(5.58)	1.49

Less dividends and distributions:
From net investment income	(0.51)	(0.49)	(0.40)		(0.37)	(0.51)	(0.77)
From net realized gain on investments	—	—	—		—	(0.08)	(0.99)
Return of capital	—	—	—		—	(0.05)	—

Total dividends and distributions	(0.51)	(0.49)	(0.40)		(0.37)	(0.64)	(1.76)

Redemption fee (b)	—	—	—		0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$16.14	$15.19	$14.70		$13.70	$11.53	$17.75

Total investment return (c)	9.66%	6.76%	10.54	%(d)	22.49%	(32.10%)	8.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.46%	3.44%	3.61	%††	3.85%	4.40%	4.21%
Net expenses	0.88%	0.94%	0.99	%††	0.96%	0.93%	0.91%
Expenses (before waiver/reimbursement)	0.88%	0.94%	1.13	%††	0.96%	0.93%	0.91%
Portfolio turnover rate	23%	28%	41%		59%	72%	47%
Net assets at end of period (in 000’s)	$1,140,677	$790,679	$398,750		$383,228	$297,513	$535,229

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch Global Equity Shareholder Yield Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation

Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

22	MainStay Epoch Global Equity Yield Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject

mainstayinvestments.com	23

Notes to Financial Statements (continued)

to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, and a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

24	MainStay Epoch Global Equity Yield Fund

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(K)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement

(“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

Prior to February 28, 2012, New York Life Investments contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I did not exceed the following percentages of average daily net assets: Class A, 1.24% and Class I, 0.99%. New York Life Investments agreed to apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $9,563,530.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with
New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution and service plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $7,870 and $144,123, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $1,034 and $34,499, respectively, for the year ended October 31, 2012.

mainstayinvestments.com	25

Notes to Financial Statements (continued)

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$3,168
Class A	402,918
Class C	86,309
Class I	1,274,532

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$325,287	$(97,893,204)	$—	$115,049,249	$17,481,332

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market on foreign forward contracts and partnership basis adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(5,678,550)	$5,678,580	$(30)

The reclassifications for the Fund are primarily due to foreign currency gain/loss and partnership investments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $97,896,172 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$23,667	$—
2017	74,226	—
Total	$97,893	$—

The Fund utilized $17,682,841 of capital loss carryforwards during the year ended October 31, 2012.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$43,496,919	$19,824,945

Note 5–Foreign Currency Transactions

As of October 31, 2012, the Fund held the following foreign currencies:

		Currency		Cost		Value
Australian Dollar	AUD	46	USD	47	USD	47
Canadian Dollar	CAD	2,295		2,293		2,298
Euro	EUR	67		88		88
New Taiwan Dollar	TWD	52,146		1,726		1,785
Total			USD	4,154	USD	4,218

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

26	MainStay Epoch Global Equity Yield Fund

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $785,572 and $300,798, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	159,207	$2,480,121
Shares issued to shareholders in reinvestment of dividends	4,743	74,180
Shares redeemed	(23,057)	(359,721)

Net increase (decrease) in shares outstanding before conversion	140,893	2,194,580
Shares converted into Investor Class (See Note 1)	7,122	115,978
Shares converted from Investor Class (See Note 1)	(29,768)	(473,355)

Net increase (decrease)	118,247	$1,837,203

Year ended October 31, 2011:
Shares sold	104,119	$1,600,654
Shares issued to shareholders in reinvestment of dividends	1,847	28,144
Shares redeemed	(18,058)	(268,013)

Net increase (decrease) in shares outstanding before conversion	87,908	1,360,785
Shares converted into Investor Class (See Note 1)	5,300	76,096
Shares converted from Investor Class (See Note 1)	(16,241)	(251,185)

Net increase (decrease)	76,967	$1,185,696

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	18,951,953	$296,315,339
Shares issued to shareholders in reinvestment of dividends	517,618	8,108,135
Shares redeemed	(7,896,102)	(123,699,483)

Net increase (decrease) in shares outstanding before conversion	11,573,469	180,723,991
Shares converted into Class A (See Note 1)	29,732	473,355
Shares converted from Class A (See Note 1)	(7,111)	(115,978)

Net increase (decrease)	11,596,090	$181,081,368

Year ended October 31, 2011:
Shares sold	13,478,356	$203,756,811
Shares issued to shareholders in reinvestment of dividends	204,171	3,116,505
Shares redeemed	(2,537,317)	(37,878,974)

Net increase (decrease) in shares outstanding before conversion	11,145,210	168,994,342
Shares converted into Class A (See Note 1)	16,223	251,185
Shares converted from Class A (See Note 1)	(5,293)	(76,096)

Net increase (decrease)	11,156,140	$169,169,431

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	4,146,007	$64,491,063
Shares issued to shareholders in reinvestment of dividends	60,225	938,654
Shares redeemed	(653,142)	(10,216,295)

Net increase (decrease)	3,553,090	$55,213,422

Year ended October 31, 2011:
Shares sold	2,136,270	$32,217,041
Shares issued to shareholders in reinvestment of dividends	17,787	271,558
Shares redeemed	(224,531)	(3,348,997)

Net increase (decrease)	1,929,526	$29,139,602

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	44,261,854	$692,285,151
Shares issued to shareholders in reinvestment of dividends	1,442,963	22,534,428
Shares redeemed	(27,078,903)	(424,405,521)

Net increase (decrease)	18,625,914	$290,414,058

Year ended October 31, 2011:
Shares sold	33,930,977	$507,897,592
Shares issued to shareholders in reinvestment of dividends	795,188	12,104,583
Shares redeemed	(9,795,229)	(149,246,391)

Net increase (decrease)	24,930,936	$370,755,784

mainstayinvestments.com	27

Notes to Financial Statements (continued)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified except as described below:

On December 6, 2012, Epoch Holding Corporation, the parent company of the Fund’s Subadvisor, announced that it has agreed to be acquired by TD Bank. Subject to the approval of Epoch Holding Corporation’s stockholders, receipt of regulatory approvals and satisfaction of other customary closing conditions for a transaction of this type, this transaction is expected to close in the first half of 2013.

28	MainStay Epoch Global Equity Yield Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch Global Equity Yield Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period ended October 31, 2012, the ten-month period ended October 31, 2010, and the year or period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years presented through December 31, 2008 were audited by other auditors, whose report dated February 27, 2009, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch Global Equity Yield Fund of MainStay Funds Trust as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period ended October 31, 2012, the ten-month period ended October 31, 2010, and the year or period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2012, the Fund designated approximately $59,338,138 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 58.8% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Epoch Global Equity Yield Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

32	MainStay Epoch Global Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

34	MainStay Epoch Global Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	35

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

36	MainStay Epoch Global Equity Yield Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	37

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

38	MainStay Epoch Global Equity Yield Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28311 MS265-12	MSEGEY11-12/12 NL0F3

MainStay Epoch International Small Cap Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domestic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.91 8.90%	–6.16 –5.10%	5.54 6.31%	1.76 1.76%
Class	Sales Charge		One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.01 9.00%	–6.15 –5.08%	1.12 2.04%	1.69 1.69%
Class	Sales Charge		One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	7.12 8.12%	–5.65 –5.65%	5.67 5.67%	2.51 2.51%
Class	Sales Charge		One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		9.26%	–4.70%	6.73%	1.44%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from January 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class and Class C shares might have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from January 25, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund), through November 15, 2009. The Epoch International Small Cap Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

The footnotes on the next page are an integral part of the tables and graphs and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception of the Fund
MSCI World Ex U.S. Small Cap Index[5]	4.86%	–3.79%	4.71%
Average Lipper International Small-/Mid-Cap Growth Fund[6]	9.93	–3.65	6.68

5.	The MSCI World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper international small-/mid-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small-/mid-cap growth funds typically have an above-average price-to-cash flow ratio, price-to book ratio, and three-year sales-per-share growth value compared to their cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,018.90	$8.83	$1,016.40	$8.82

Class A Shares	$1,000.00	$1,019.50	$8.22	$1,017.00	$8.21

Class C Shares	$1,000.00	$1,015.10	$12.61	$1,012.60	$12.60

Class I Shares	$1,000.00	$1,020.60	$6.96	$1,018.20	$6.95

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.74% for Investor Class, 1.62% for Class A, 2.49% for Class C and 1.37% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Ashtead Group PLC

2.	ProSiebenSat.1 Media A.G.

3.	Babcock International Group PLC

4.	Sysmex Corp.

5.	Sawai Pharmaceutical Co., Ltd.
6.	JGC Corp.

7.	Localiza Rent a Car S.A.

8.	Catlin Group, Ltd.

9.	Amplifon S.p.A.

10.	Playtech, Ltd.

8	MainStay Epoch International Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Emily Baker, Eric Citerne, CFA, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Small Cap Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned 8.90% for Investor Class shares, 9.00% for Class A shares and 8.12% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 9.26%. All share classes underperformed the 9.93% return of the average Lipper1 international small-/mid-cap growth fund for the same period. All share classes outperfor- med the 4.86% return of the MSCI World Ex U.S. Small Cap Index2 during the 12 months ended October 31, 2012. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Several factors affected the Fund’s relative performance during the reporting period. The most pronounced factor was effective stock selection in the industrials sector and among Japanese equities. Security selection was also favorable in the materials, information technology and consumer discretionary sectors.

On the other hand, positioning in the energy sector was a drag on the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index. The Fund’s energy holdings underperformed those of the Index during the reporting period, and the Fund’s overweight position in the sector also detracted as energy lagged the broader market.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive contributor to the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index was the industrials sector, where stock selection proved favorable. (Contributions take weightings and total returns into account.) The Fund was underweight in the materials sector, which underperformed the MSCI World Ex U.S. Small Cap Index, resulting in a positive contribution to relative performance. Another significant contributor was the health care sector, where security selection among Japanese equities proved favorable. The most significant detractor from performance was the energy sector, where an overweight position and poor stock selection hurt relative results.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Ashtead Group, a U.K.-based construction equipment rental company had a remarkably strong reporting period and was a large position in the Fund. The company delivered positive results on strong demand for outsourced U.S. construction equipment. Another strong contributor was Mills Estruturas e Servicos de Engenharia, which provides scaffolding for Brazil’s construction industries. The company exhibited strong growth characteristics spurred by domestic expansion and low interest rates. Sysmex, which specializes in health care diagnostics, was also a large contributor to the Fund’s absolute performance during the reporting period. Despite currency headwinds that affected top-line growth, Sysmex reported consistent profit growth, and the stock price was rewarded. The stock also reacted well to the launch of the company’s new hematology line, the XN series.

Two significant detractors from the Fund’s absolute performance during the reporting period were SBM Offshore and Crew Energy, both within the energy sector. At SBM Offshore, clients were reluctant to start new projects, resulting in doubts about the company’s ability to secure additional business. Crew Energy saw its share price drop because of declining natural gas prices in Canada. Chinese auto maker China ZhengTong Auto Services also had disappointing results during the reporting period. Demand for new vehicles slowed as economic growth dropped off and concerns persisted about rising fuel costs in China.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several new purchases during the 12-month reporting period. Notable among them were Catlin Group, a U.K.-based specialty insurance and reinsurance underwriter, and Validus Holdings, a Bermuda-based reinsurer. After rebounding from a year of record natural-catastrophe-related losses in 2011, several reinsurance companies appear set to increase payouts to shareholders. The companies experienced better-than-expected results in 2012.

The Fund’s sales included U.K.-based emergency repair service provider Homeserve and Brazil-based diagnostic medicine and preventive health company Diagnosticos da America. During the reporting period, a formal inquiry into Homeserve’s former sales practices by the Financial Services Authority put downward

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.

mainstayinvestments.com	9

pressure on the company’s share price. Diagnosticos da America experienced turnover within its executive ranks, which weighed on its share price. Diagnosticos da America’s headwinds came at a time when other health care entities have thrived, as Brazil’s population is shifting away from the nation’s public health plan toward privatized health care.

How did the Fund’s sector weightings change during the reporting period?

Changes in the Fund’s sector weightings relative to the MSCI World Ex U.S. Small Cap Index were minimal with the excep- tion of an increase in exposure to financials and a meaningful decrease in the Fund’s cash position. We also eliminated several Fund positions in the energy sector, bringing the Fund’s energy exposure closer to the Index weight.

How was the Fund positioned at the end of Octo-ber 2012?

All sector weights are arrived at through stock selection rather than top-down decisions on the attractiveness of the sector. As of October 31, 2012, the most significant sector variations from the MSCI World Ex U.S. Small Cap Index were the Fund’s underweight positions in the financials sector (despite the recent increase in exposure) and in the materials sector and the Fund’s overweight position in the health care sector.

We continue to seek opportunities among equities with strong cash flows that are sustainable and growing, even in an envi-ronment of subdued economic growth. As of October 31, 2012, we maintained the Fund’s overweight position in industrials, while actively searching for companies whose markets, in our opinion, face a relatively favorable cycle going forward.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch International Small Cap Fund

Portfolio of Investments October 31, 2012

	Shares	Value

Common Stocks 97.6%†
Australia 2.6%
Ausdrill, Ltd. (Construction & Engineering)	190,050	$562,252
Challenger, Ltd. (Insurance)	389,435	1,305,737
Flight Centre, Ltd. (Hotels, Restaurants & Leisure)	21,870	603,877
Pacific Brands, Ltd. (Distributors)	537,840	346,148
SAI Global, Ltd. (Professional Services)	260,544	1,098,058
Western Areas NL (Metals & Mining)	63,480	288,622

		4,204,694

Austria 1.0%
Andritz A.G. (Machinery)	27,590	1,661,803

Belgium 0.5%
Telenet Group Holding N.V. (Diversified Telecommunication Services)	18,052	827,707

Bermuda 4.9%
Biosensors International Group, Ltd. (Health Care Equipment & Supplies) (a)	1,273,230	1,132,525
♦Catlin Group, Ltd. (Insurance)	321,600	2,445,442
Dockwise, Ltd. (Energy Equipment & Services) (a)	69,230	1,112,682
Lancashire Holdings, Ltd. (Insurance)	112,440	1,565,913
Peace Mark Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (a)(b)(c)	1,118,750	1,444
Validus Holdings, Ltd. (Insurance)	48,800	1,747,040

		8,005,046

Brazil 4.4%
BR Properties S.A. (Real Estate Management & Development)	108,660	1,423,085
♦Localiza Rent a Car S.A. (Road & Rail)	155,890	2,732,421
Mills Estruturas e Servicos de Engenharia S.A. (Trading Companies & Distributors)	140,610	2,155,828
Porto Seguro S.A. (Insurance)	84,740	901,201

		7,212,535

Canada 7.0%
Algonquin Power & Utilities Corp. (Independent Power Producers & Energy Traders) (b)	97,100	671,801
Algonquin Power & Utilities Corp. (Independent Power Producers & Energy Traders)	171,333	1,185,393
Aurizon Mines, Ltd. (Metals & Mining) (a)	134,700	616,349
Calfrac Well Services, Ltd. (Energy Equipment & Services)	25,050	574,614
Capstone Mining Corp. (Metals & Mining) (a)	162,860	402,768
CCL Industries, Inc. Class B (Containers & Packaging)	28,290	1,047,473
Cott Corp. (Beverages) (a)	165,150	1,261,671

	Shares	Value

Canada (continued)
Crew Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	106,540	$820,318
Detour Gold Corp. (Metals & Mining) (a)	63,450	1,787,718
Dorel Industries, Inc. Class B (Household Durables)	17,070	610,333
Gluskin Sheff + Associates, Inc. (Capital Markets)	16,500	237,071
Great Canadian Gaming Corp. (Hotels, Restaurants & Leisure) (a)	58,360	560,957
Laurentian Bank of Canada (Commercial Banks)	13,430	597,711
SEMAFO, Inc. (Metals & Mining)	236,869	948,662

		11,322,839

Cayman Islands 3.3%
China ZhengTong Auto Services Holdings, Ltd. (Specialty Retail) (a)	650,190	440,448
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified Telecommunication Services)	2,404,760	996,030
Kingboard Chemical Holdings, Ltd. (Electronic Equipment & Instruments)	314,820	938,361
New World Department Store China, Ltd. (Multiline Retail)	785,095	471,054
Polarcus, Ltd. (Energy Equipment & Services) (a)	761,881	793,779
Shenguan Holdings Group, Ltd. (Food Products)	1,080,530	595,333
Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	1,928,300	771,315
Xingda International Holdings, Ltd. (Metals & Mining)	1,220,349	425,151

		5,431,471

China 0.1%
Lianhua Supermarket Holdings Co., Ltd. (Food & Staples Retailing)	280,630	227,037

Denmark 1.1%
Christian Hansen Holding A/S (Chemicals)	58,900	1,846,206

France 6.0%
Alten, Ltd. (IT Services)	37,510	1,179,729
Altran Technologies S.A. (IT Services) (a)	241,640	1,623,950
Eurofins Scientific (Life Sciences Tools & Services)	6,620	1,023,655
IPSOS (Media)	47,580	1,671,895
JC Decaux S.A. (Media)	18,200	385,223
Mersen (Electrical Equipment)	32,200	814,061
Saft Groupe S.A. (Electrical Equipment)	34,646	770,369
Societe BIC S.A. (Commercial Services & Supplies)	18,440	2,248,606

		9,717,488

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Germany 3.6%
Deutsche Wohnen A.G. (Real Estate Management & Development)	54,400	$997,019
GFK SE (Media)	20,000	910,675
Hamburger Hafen und Logistik A.G. (Transportation Infrastructure)	31,675	769,175
Krones A.G. (Machinery)	10,100	595,515
KUKA A.G. (Machinery) (a)	22,550	676,047
Morphosys A.G. (Life Sciences Tools & Services) (a)	54,700	1,857,563

		5,805,994

Hong Kong 1.3%
Television Broadcasts, Ltd. (Media)	129,920	966,431
Vitasoy International Holdings, Ltd. (Food Products)	1,169,930	1,108,030

		2,074,461

Ireland 0.7%
Smurfit Kappa Group PLC (Containers & Packaging)	100,430	1,106,464

Isle of Man 1.5%
♦Playtech, Ltd. (Software)	350,030	2,392,750

Italy 5.2%
♦Amplifon S.p.A. (Health Care Providers & Services)	526,550	2,437,845
Astaldi S.p.A. (Construction & Engineering)	237,348	1,525,887
Banca Generali S.p.A. (Capital Markets)	106,400	1,563,903
Danieli & Co. S.p.A. (Machinery)	81,740	1,271,367
Salvatore Ferragamo Italia S.p.A. (Textiles, Apparel & Luxury Goods)	32,980	669,845
Tod’s S.p.A. (Textiles, Apparel & Luxury Goods)	7,949	929,854

		8,398,701

Japan 18.1%
Air Water, Inc. (Chemicals)	81,160	1,016,660
Anritsu Corp. (Electronic Equipment & Instruments)	76,000	953,927
Daicel Corp. (Chemicals)	128,000	768,032
GMO Internet, Inc. (Internet Software & Services)	256,200	1,790,800
♦JGC Corp. (Construction & Engineering)	80,750	2,776,635
Kansai Paint Co., Ltd. (Chemicals)	97,440	1,048,490
KYB Co., Ltd. (Auto Components)	139,000	499,724
McDonald’s Holdings Co. Japan, Ltd. (Hotels, Restaurants & Leisure)	47,881	1,330,328
MISUMI Group, Inc. (Trading Companies & Distributors)	19,200	471,161
Nabtesco Corp. (Machinery)	75,500	1,405,399
NET One Systems Co., Ltd. (IT Services)	45,400	505,013

	Shares	Value

Japan (continued)
Nifco, Inc./Japan (Auto Components)	60,150	$1,365,299
Nihon Kohden Corp. (Health Care Equipment & Supplies)	31,400	1,167,027
Nippon Shokubai Co, Ltd. (Chemicals)	159,000	1,559,527
ORIX Corp. (Diversified Financial Services)	2,740	281,448
Park24 Co., Ltd. (Commercial Services & Supplies)	90,700	1,558,818
Rohto Pharmaceutical Co., Ltd. (Pharmaceuticals)	89,000	1,228,586
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals)	18,800	823,074
♦Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	25,300	2,795,265
Sohgo Security Services Co., Ltd. (Commercial Services & Supplies)	66,600	936,054
Sundrug Co., Ltd. (Food & Staples Retailing)	63,600	2,341,481
♦Sysmex Corp. (Health Care Equipment & Supplies)	59,700	2,808,136

		29,430,884

Luxembourg 2.4%
Az Electronic Materials S.A. (Chemicals)	149,950	857,825
L’Occitane International S.A. (Specialty Retail)	356,450	1,110,737
Subsea 7 S.A. (Energy Equipment & Services)	91,031	1,997,435

		3,965,997

Mexico 0.2%
Genomma Lab Internacional S.A.B. de C.V. Class B (Pharmaceuticals) (a)	148,270	296,676

Netherlands 3.8%
Core Laboratories N.V. (Energy Equipment & Services)	10,140	1,051,112
Delta Lloyd N.V. (Insurance)	77,590	1,290,290
Fugro N.V. (Energy Equipment & Services)	14,910	1,008,023
Imtech N.V. (Construction & Engineering)	89,750	2,250,974
SBM Offshore N.V. (Energy Equipment & Services) (a)	48,684	636,066

		6,236,465

Norway 0.9%
Petroleum Geo-Services ASA (Energy Equipment & Services)	65,160	1,123,468
SpareBank 1 SR Bank ASA (Commercial Banks)	55,816	360,274

		1,483,742

Philippines 0.2%
Globe Telecom, Inc. (Wireless Telecommunication Services)	14,120	390,746

12	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Republic of Korea 2.0%
BS Financial Group, Inc. (Commercial Banks)	113,950	$1,290,375
Korean Reinsurance Co. (Insurance)	97,282	954,445
LIG Insurance Co., Ltd. (Insurance)	40,840	1,041,034

		3,285,854

Spain 0.2%
Ebro Puleva S.A. (Food Products)	16,081	295,351

Switzerland 4.1%
EFG International A.G. (Capital Markets)	99,932	914,228
GAM Holding, Ltd. A.G. (Capital Markets)	54,200	756,577
Helvetia Holding A.G. (Insurance)	2,950	1,034,226
Kuoni Reisen Holding A.G. Registered (Hotels, Restaurants & Leisure)	3,059	816,894
Partners Group Holding A.G. (Capital Markets)	5,200	1,100,526
Sulzer A.G. (Machinery)	7,850	1,136,240
Temenos Group A.G. Registered (Software) (a)	59,014	966,352

		6,725,043

Taiwan 1.5%
TXC Corp. (Electronic Equipment & Instruments)	792,459	1,378,072
WPG Holdings, Ltd. (Electronic Equipment & Instruments)	932,532	1,126,859

		2,504,931

United Kingdom 21.0%
Aberdeen Asset Management PLC (Capital Markets)	167,780	878,599
Afren PLC (Oil, Gas & Consumable Fuels) (a)	921,900	2,048,584
Aggreko PLC (Commercial Services & Supplies)	16,126	559,501
♦Ashtead Group PLC (Trading Companies & Distributors)	623,630	3,753,806
♦Babcock International Group PLC (Commercial Services & Supplies)	179,810	2,837,845
Barratt Developments PLC (Household Durables) (a)	327,690	1,002,623
Beazley PLC (Insurance)	246,250	695,822
Bovis Homes Group PLC (Household Durables)	38,980	322,383
Cookson Group PLC (Industrial Conglomerates)	115,420	1,084,958
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	149,500	1,219,547
Enquest PLC (Oil, Gas & Consumable Fuels) (a)	358,320	670,179
Informa PLC (Media)	257,797	1,664,911
Intermediate Capital Group PLC (Capital Markets)	459,690	2,264,048
Intertek Group PLC (Professional Services)	21,700	987,168
Jazztel PLC (Diversified Telecommunication Services) (a)	236,143	1,564,051
Meggitt PLC (Aerospace & Defense)	202,540	1,261,636
Micro Focus International PLC (Software)	123,124	1,140,483

	Shares	Value

United Kingdom (continued)
Millennium & Copthorne Hotels PLC (Hotels, Restaurants & Leisure)	189,780	$1,538,943
Paragon Group of Cos. PLC (Thrifts & Mortgage Finance)	129,437	523,033
Premier Oil PLC (Oil, Gas & Consumable Fuels) (a)	345,980	1,958,046
Restaurant Group PLC (Hotels, Restaurants & Leisure)	234,050	1,415,612
Rexam PLC (Containers & Packaging)	285,580	2,058,637
SThree PLC (Professional Services)	137,694	667,166
Whitbread PLC (Hotels, Restaurants & Leisure)	55,250	2,095,252

		34,212,833

Total Common Stocks (Cost $146,101,058)		159,063,718

Preferred Stock 1.8%
Germany 1.8%
♦ProSiebenSat.1 Media A.G. 5.34% (Media)	108,240	3,016,347

Total Preferred Stock (Cost $2,270,313)		3,016,347

	Principal Amount
Short-Term Investment 0.6%
Repurchase Agreement 0.6%
United States 0.6%
State Street Bank and Trust Co. 0.25%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $909,457 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 10/17/22, with a Principal Amount of $925,000 and a Market Value of $928,648) (Capital Markets)	$909,457	909,457

Total Short-Term Investment (Cost $909,457)		909,457

Total Investments (Cost $149,280,828) (d)	100.0%	162,989,522
Other Assets, Less Liabilities	(0.0)‡	(48,684)
Net Assets	100.0%	$162,940,838

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Fair valued security. The total market value of these securities as of October 31, 2012 is $673,245, which represents 0.4% of the Fund’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2012 (continued)

(c)	Illiquid security. The total market value of this security as of October 31, 2012 is $1,444, which represents less than one-tenth of a percent of the Fund’s net assets.

(d)	As of October 31, 2012, cost is $152,703,633 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$18,690,367
Gross unrealized depreciation	(8,404,478)

Net unrealized appreciation	$10,285,889

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$158,390,473	$—	$673,245	$159,063,718
Preferred Stock	3,016,347	—	—	3,016,347
Short-Term Investment
Repurchase Agreement	—	909,457	—	909,457

Total Investments in Securities	$161,406,820	$909,457	$673,245	$162,989,522

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,444 and $671,801 are securities listed under Bermuda in the Textiles, Apparel & Luxury Goods industry and Canada in the Independent Power Producers & Energy Traders industry, respectively, within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012, foreign securities with a total value of $177,465,119 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of October 31, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2012 (a)
Common Stocks
Bermuda	$1,440	$—	$—	$4	$—	$—	$—	$—	$1,444	$4
Canada	545,533	—	—	126,268	—	—	—	—	671,801	126,268
Cayman Islands	1,000,140	—	(1,506,403)	971,588	—	(465,325)	—	—	—	—

Total	$1,547,113	$—	$(1,506,403)	$1,097,860	$—	$(465,325)	$—	$—	$673,245	$126,272

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations

14	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$1,261,636	0.8%
Auto Components	1,865,023	1.1
Beverages	1,261,671	0.8
Capital Markets	8,624,409	5.3
Chemicals	7,096,740	4.3
Commercial Banks	2,248,360	1.4
Commercial Services & Supplies	8,140,824	5.0
Construction & Engineering	7,115,748	4.4
Containers & Packaging	4,212,574	2.6
Distributors	346,148	0.2
Diversified Financial Services	281,448	0.2
Diversified Telecommunication Services	3,387,788	2.1
Electrical Equipment	1,584,430	1.0
Electronic Equipment & Instruments	4,397,219	2.7
Energy Equipment & Services	8,297,179	5.1
Food & Staples Retailing	2,568,518	1.6
Food Products	1,998,714	1.2
Health Care Equipment & Supplies	5,107,688	3.1
Health Care Providers & Services	2,437,845	1.5
Hotels, Restaurants & Leisure	9,581,410	5.9
Household Durables	1,935,339	1.2
Independent Power Producers & Energy Traders	1,857,194	1.1
Industrial Conglomerates	1,084,958	0.7
Insurance	12,981,150	8.0
Internet Software & Services	1,790,800	1.1
IT Services	3,308,692	2.0
Life Sciences Tools & Services	2,881,218	1.8
Machinery	6,746,371	4.1
Media	8,615,482	5.3
Metals & Mining	4,469,270	2.7
Multiline Retail	471,054	0.3
Oil, Gas & Consumable Fuels	5,497,127	3.4
Pharmaceuticals	5,914,916	3.6
Professional Services	2,752,392	1.7
Real Estate Management & Development	2,420,104	1.5
Road & Rail	2,732,421	1.7
Software	4,499,585	2.7
Specialty Retail	1,551,185	0.9
Textiles, Apparel & Luxury Goods	1,601,143	1.0
Thrifts & Mortgage Finance	523,033	0.3
Trading Companies & Distributors	6,380,795	3.9
Transportation Infrastructure	769,175	0.5
Wireless Telecommunication Services	390,746	0.2

	162,989,522	100.0
Other Assets, Less Liabilities	(48,684)	(0.0)‡

Net Assets	$162,940,838	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $149,280,828)	$162,989,522
Cash denominated in foreign currencies (identified cost $325,785)	326,626
Receivables:
Dividends and interest	495,288
Investment securities sold	250,670
Fund shares sold	25,273
Other assets	31,554

Total assets	164,118,933

Liabilities
Payables:
Fund shares redeemed	703,205
Investment securities purchased	200,003
Manager (See Note 3)	148,824
Transfer agent (See Note 3)	70,343
Custodian	22,103
Professional fees	15,617
Shareholder communication	9,040
NYLIFE Distributors (See Note 3)	3,302
Trustees	525
Accrued expenses	5,133

Total liabilities	1,178,095

Net assets	$162,940,838

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,897
Additional paid-in capital	233,218,170

233,227,067
Undistributed net investment income	2,691,377
Accumulated net realized gain (loss) on investments and foreign currency transactions	(86,680,823)
Net unrealized appreciation (depreciation) on investments	13,708,694
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(5,477)

Net assets	$162,940,838

Investor Class
Net assets applicable to outstanding shares	$780,147

Shares of beneficial interest outstanding	43,953

Net asset value per share outstanding	$17.75
Maximum sales charge (5.50% of offering price)	1.03

Maximum offering price per share outstanding	$18.78

Class A
Net assets applicable to outstanding shares	$5,535,799

Shares of beneficial interest outstanding	310,979

Net asset value per share outstanding	$17.80
Maximum sales charge (5.50% of offering price)	1.04

Maximum offering price per share outstanding	$18.84

Class C
Net assets applicable to outstanding shares	$2,334,133

Shares of beneficial interest outstanding	133,863

Net asset value and offering price per share outstanding	$17.44

Class I
Net assets applicable to outstanding shares	$154,290,759

Shares of beneficial interest outstanding	8,408,045

Net asset value and offering price per share outstanding	$18.35

16	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$5,651,320
Interest (b)	352

Total income	5,651,672

Expenses
Manager (See Note 3)	2,363,309
Transfer agent (See Note 3)	291,510
Custodian	160,953
Registration	69,418
Professional fees	56,565
Distribution/Service—Investor Class (See Note 3)	1,910
Distribution/Service—Class A (See Note 3)	13,374
Distribution/Service—Class C (See Note 3)	21,347
Shareholder communication	9,502
Interest expense	7,613
Trustees	5,560
Miscellaneous	26,610

Total expenses before waiver/reimbursement	3,027,671
Expense waiver/reimbursement from Manager (See Note 3)	(65,665)

Net expenses	2,962,006

Net investment income (loss)	2,689,666

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	79,134
Foreign currency transactions	(31,130)

Net realized gain (loss) on investments and foreign currency transactions	48,004

Net change in unrealized appreciation (depreciation) on:
Investments	15,709,489
Translation of other assets and liabilities in foreign currencies	(84,613)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	15,624,876

Net realized and unrealized gain (loss) on investments and foreign currency transactions	15,672,880

Net increase (decrease) in net assets resulting from operations	$18,362,546

(a)	Dividends recorded net of foreign withholding taxes in the amount of $506,313.
(b)	Interest recorded net of foreign withholding taxes in the amount of $5.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,689,666	$1,521,857
Net realized gain (loss) on investments and foreign currency transactions	48,004	25,242,944
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	15,624,876	(55,503,268)

Net increase (decrease) in net assets resulting from operations	18,362,546	(28,738,467)

Dividends to shareholders:
From net investment income:
Investor Class	—	(10,628)
Class A	—	(146,228)
Class C	—	(33,623)
Class I	(522,014)	(4,673,999)

Total dividends to shareholders	(522,014)	(4,864,478)

Capital share transactions:
Net proceeds from sale of shares	28,921,093	183,028,323
Net asset value of shares issued to shareholders in reinvestment of dividends	501,867	4,590,954
Cost of shares redeemed	(150,194,506)	(74,006,832)

Increase (decrease) in net assets derived from capital share transactions	(120,771,546)	113,612,445

Net increase (decrease) in net assets	(102,931,014)	80,009,500

Net Assets
Beginning of year	265,871,852	185,862,352

End of year	$162,940,838	$265,871,852

Undistributed (distributions in excess of) net investment income at end of year	$2,691,377	$(523,366)

18	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012		2011	2010***		2009
Net asset value at beginning of period	$16.30		$18.97	$15.81		$16.11

Net investment income (loss) (a)	0.16		0.10	0.04		0.00	‡
Net realized and unrealized gain (loss) on investments	1.30		(2.25)	3.13		(0.30)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.03)	(0.01)		—

Total from investment operations	1.45		(2.18)	3.16		(0.30)

Less dividends:
From net investment income	—		(0.49)	—		—

Redemption fee (b)	—		—	—		0.00	‡

Net asset value at end of period	$17.75		$16.30	$18.97		$15.81

Total investment return (c)	8.90%		(11.89%)	19.99	%(d)	(1.86	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99%		0.51%	0.30	%††	0.15	% ††
Net expenses	1.73	%(e)	1.76%	1.85	%††	1.59	% ††
Expenses (before waiver/reimbursement)	1.76	%(e)	1.76%	1.88	%††	1.59	% ††
Portfolio turnover rate	44%		69%	41%		105%
Net assets at end of period (in 000’s)	$780		$807	$303		$31

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 7)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,			January 1, 2010 through October 31,		Year ended December 31,
	2012		2011	2010***		2009	2008	2007
Net asset value at beginning of period	$16.33		$18.95	$15.80		$10.98	$23.39	$23.49

Net investment income (loss)	0.19	(a)	0.10 (a)	0.02	(a)	0.06 (a)	0.03 (a)	(0.04)
Net realized and unrealized gain (loss) on investments	1.29		(2.24)	3.14		4.76	(11.51)	3.39
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.03)	(0.01)		—	—	—

Total from investment operations	1.47		(2.17)	3.15		4.82	(11.48)	3.35

Less dividends and distributions:
From net investment income	—		(0.45)	—		—	—	(0.01)
From net realized gain on investments	—		—	—		—	(0.94)	(3.48)

Total dividends and distributions	—		(0.45)	—		—	(0.94)	(3.49)

Redemption fee (b)	—		—	—		0.00 ‡	0.01	0.04

Net asset value at end of period	$17.80		$16.33	$18.95		$15.80	$10.98	$23.39

Total investment return (c)	9.00%		(11.82%)	19.94	%(d)	43.90%	(49.01%)	14.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%		0.53%	0.12	%††	0.42%	0.17%	(0.10%)
Net expenses	1.61	%(e)	1.69%	1.89	%††	1.83%	1.74%	1.70%
Expenses (before waiver/reimbursement)	1.64	%(e)	1.69%	1.92	%††	1.83%	1.74%	1.70%
Portfolio turnover rate	44%		69%	41%		105%	107%	140%
Net assets at end of period (in 000’s)	$5,536		$5,261	$5,175		$2,749	$1,098	$2,858

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 7)

20	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,			January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012		2011	2010***		2009
Net asset value at beginning of period	$16.13		$18.84	$15.79		$16.11

Net investment income (loss) (a)	0.05		(0.05)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	1.27		(2.22)	3.10		(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.03)	(0.01)		—

Total from investment operations	1.31		(2.30)	3.05		(0.32)

Less dividends:
From net investment income	—		(0.41)	—		—

Redemption fee (b)	—		—	—		0.00	‡

Net asset value at end of period	$17.44		$16.13	$18.84		$15.79

Total investment return (c)	8.12%		(12.57%)	19.32	%(d)	(1.99	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30%		(0.29%)	(0.28	%)††	(0.65	%)††
Net expenses	2.48	%(e)	2.51%	2.60	% ††	2.34	% ††
Expenses (before waiver/reimbursement)	2.51	%(e)	2.51%	2.63	% ††	2.34	% ††
Portfolio turnover rate	44%		69%	41%		105%
Net assets at end of period (in 000’s)	$2,334		$2,064	$1,476		$25

**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 7)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,			January 1, 2010 through October 31,		Year ended December 31,
	2012		2011	2010***		2009	2008	2007
Net asset value at beginning of period	$16.83		$19.51	$16.24		$11.16	$23.77	$23.91

Net investment income (loss)	0.21	(a)	0.13 (a)	0.04	(a)	0.09 (a)	0.06 (a)	0.04
Net realized and unrealized gain (loss) on investments	1.35		(2.29)	3.24		4.99	(11.69)	3.31
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.03)	(0.01)		—	—	—

Total from investment operations	1.55		(2.19)	3.27		5.08	(11.63)	3.35

Less dividends and distributions:
From net investment income	(0.03)		(0.49)	—		—	(0.04)	(0.01)
From net realized gain on investments	—		—	—		—	(0.94)	(3.48)

Total dividends and distributions	(0.03)		(0.49)	—		—	(0.98)	(3.49)

Redemption fee (b)	—		—	—		—	0.00 ‡	—

Net asset value at end of period	$18.35		$16.83	$19.51		$16.24	$11.16	$23.77

Total investment return (c)	9.26%		(11.59%)	20.14	%(d)	45.52%	(48.89%)	14.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%		0.69%	0.31	%††	0.67%	0.30%	0.15%
Net expenses	1.36	%(e)	1.44%	1.65	%††	1.60%	1.49%	1.45%
Expenses (before waiver/reimbursement)	1.39	%(e)	1.44%	1.67	%††	1.60%	1.49%	1.45%
Portfolio turnover rate	44%		69%	41%		105%	107%	140%
Net assets at end of period (in 000’s)	$154,291		$257,740	$178,909		$167,568	$149,505	$451,242

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 7)

22	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch International Small Cap Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch International Small Cap Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on August 2, 2006 and January 25, 2005, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation

Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

mainstayinvestments.com	23

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund held securities with a value of $673,245 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the

Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

24	MainStay Epoch International Small Cap Fund

(B)   Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, and a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument

mainstayinvestments.com	25

Notes to Financial Statements (continued)

that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of October 31, 2012, the Fund did not hold any rights or warrants.

(K) Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(L) Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012.:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$47,517	$47,517

Total Realized Gain (Loss)		$47,517	$47,517

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights	709	709

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement

26	MainStay Epoch International Small Cap Fund

(“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.05%. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.65% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other classes. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2012, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I shares did not exceed the following percentages of average daily net assets: Class A, 1.75% and Class I, 1.50%. New York Life Investments agreed to apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $2,363,309 and waived its fees and/or reimbursed expenses in the amount of $65,665.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the

Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $573 and $1,279, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $245 and $291, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$1,916
Class A	7,137
Class C	5,341
Class I	277,116

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,678,524	$(84,244,562)	$—	$10,279,809	$(70,286,229)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of foreign currency forward contracts and passive foreign investment company (“PFIC”) adjustments.

mainstayinvestments.com	27

Notes to Financial Statements (continued)

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,047,091	$(1,047,381)	$290

The reclassifications for the Fund are primarily due to foreign currency gain (loss) and PFIC adjustments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $84,244,562 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017 Unlimited	$17,420 66,764 61	$	— — —
Total	$84,245		$—

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$522,014	$4,864,478

Note 5–Foreign Currency Transactions

As of October 31, 2012, the Fund held the following foreign currencies:

		Currency		Cost		Value
Australian Dollar	AUD	75,212	USD	77,573	USD	78,074
Canadian Dollar	CAD	27,755		28,013		27,790
Euro	EUR	7,692		9,982		9,969
Hong Kong Dollar	HKD	184,503		23,803		23,807
New Taiwan Dollar	TWD	1,401,218		47,906		47,966
Pound Sterling	GBP	86,147		138,508		139,020
Total			USD	325,785	USD	326,626

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000.

During the year ended October 31, 2012, the Fund utilized the line of credit for 13 days, maintained an average daily balance of $14,846,154 at a weighted average interest rate of 1.42% and incurred interest expense in the amount of $7,613. As of October 31, 2012, there were no borrowings outstanding.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $93,463 and $196,782, respectively.

28	MainStay Epoch International Small Cap Fund

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	9,758	$163,883
Shares redeemed	(13,238)	(217,065)

Net increase (decrease) in shares outstanding before conversion	(3,480)	(53,182)
Shares converted into Investor Class (See Note 1)	1,571	27,593
Shares converted from Investor Class (See Note 1)	(3,667)	(63,819)

Net increase (decrease)	(5,576)	$(89,408)

Year ended October 31, 2011:
Shares sold	34,675	$676,235
Shares issued to shareholders in reinvestment of dividends	548	10,564
Shares redeemed	(12,114)	(219,880)

Net increase (decrease) in shares outstanding before conversion	23,109	466,919
Shares converted into Investor Class (See Note 1)	13,809	218,085
Shares converted from Investor Class (See Note 1)	(3,371)	(64,863)

Net increase (decrease)	33,547	$620,141

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	58,120	$968,074
Shares redeemed	(71,415)	(1,193,803)

Net increase (decrease) in shares outstanding before conversion	(13,295)	(225,729)
Shares converted into Class A (See Note 1)	3,659	63,819
Shares converted from Class A (See Note 1)	(1,568)	(27,593)

Net increase (decrease)	(11,204)	$(189,503)

Year ended October 31, 2011:
Shares sold	341,855	$6,674,113
Shares issued to shareholders in reinvestment of dividends	6,720	129,495
Shares redeemed	(288,979)	(5,196,906)

Net increase (decrease) in shares outstanding before conversion	59,596	1,606,702
Shares converted into Class A (See Note 1)	3,367	64,863
Shares converted from Class A (See Note 1)	(13,791)	(218,085)

Net increase (decrease)	49,172	$1,453,480

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	26,078	$431,241
Shares redeemed	(20,148)	(323,265)

Net increase (decrease)	5,930	$107,976

Year ended October 31, 2011:
Shares sold	59,715	$1,166,991
Shares issued to shareholders in reinvestment of dividends	1,687	32,362
Shares redeemed	(11,797)	(205,160)

Net increase (decrease)	49,605	$994,193

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,669,355	$27,357,895
Shares issued to shareholders in reinvestment of dividends	30,903	501,867
Shares redeemed	(8,610,871)	(148,460,373)

Net increase (decrease)	(6,910,613)	$(120,600,611)

Year ended October 31, 2011:
Shares sold	9,428,072	$174,510,984
Shares issued to shareholders in reinvestment of dividends	222,933	4,418,533
Shares redeemed	(3,501,826)	(68,384,886)

Net increase (decrease)	6,149,179	$110,544,631

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified except as described below:

On December 6, 2012, Epoch Holding Corporation, the parent company of the Fund’s Subadvisor, announced that it has agreed to be acquired by TD Bank. Subject to the approval of Epoch Holding Corporation’s stockholders, receipt of regulatory approvals and satisfaction of other customary closing conditions for a transaction of this type, this transaction is expected to close in the first half of 2013.

mainstayinvestments.com	29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch International Small Cap Fund (the “Fund”), one of the funds comprising MainStay Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period ended October 31, 2012, the ten-month period ended October 31, 2010, and the year or period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years presented through December 31, 2008 were audited by other auditors, whose report dated February 27, 2009, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch International Small Cap Fund of MainStay Funds Trust as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period ended October 31, 2012, the ten-month period ended October 31, 2010, and the year or period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

30	MainStay Epoch International Small Cap Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2012, the Fund designated approximately $4,875,416 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2012:

•	the total amount of taxes paid to foreign countries was $432,903

•	the total amount of income sourced from foreign countries was $6,157,633

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute From 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amount that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	31

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

32	MainStay Epoch International Small Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

34	MainStay Epoch International Small Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	35

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

36	MainStay Epoch International Small Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	37

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

38	MainStay Epoch International Small Cap Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	39

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28319 MS265-12	MSEISC11-12/12 NL0F4

MainStay High Yield Municipal Bond Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domestic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Since Inception (3/31/10)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	12.50 17.80%	10.36 12.34%	1.14 1.14%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	12.59 17.89	10.49 12.47	1.09 1.09
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	15.90 16.90	11.53 11.53	1.89 1.89
Class I Shares	No Sales Charge		18.19	12.69	0.84

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Since Inception
Barclays Municipal Bond Index[3]	9.03%	6.97%
High Yield Municipal Bond Composite Index[4]	13.72	9.38
Average Lipper High Yield Municipal Debt Fund[5]	15.11	9.19

3.	The Barclays Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least two years. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index consists of the Barclays High Yield Municipal Bond Index and the Barclays Municipal Bond Index weighted 60%/40%, respectively. The Barclays High Yield Municipal Bond
Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper high yield municipal debt fund is representative of funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gains reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,070.00	$4.53	$1,020.80	$4.42

Class A Shares	$1,000.00	$1,070.90	$4.42	$1,020.90	$4.32

Class C Shares	$1,000.00	$1,065.90	$8.41	$1,017.00	$8.21

Class I Shares	$1,000.00	$1,071.30	$3.12	$1,022.10	$3.05

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.87% for Investor Class, 0.85% for Class A, 1.62% for Class C and 0.60% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

California	16.8%
Texas	8.1
New York	6.1
Pennsylvania	5.8
New Jersey	5.5
Ohio	4.7
Michigan	4.1
Indiana	3.8
Multi-State	3.6
Florida	3.4
Alabama	3.2
Virginia	3.1
Guam	2.7
Illinois	2.2
Iowa	2.2
Nebraska	2.1
Massachusetts	2.0
Colorado	1.9
Washington	1.4
Maryland	1.3
Missouri	1.3
Kansas	1.2
Louisiana	1.1
Vermont	1.1

Nevada	1.0%
District of Columbia	0.9
Alaska	0.8
Rhode Island	0.8
Oklahoma	0.7
Arizona	0.6
West Virginia	0.6
Georgia	0.5
New Hampshire	0.5
Wisconsin	0.5
Connecticut	0.3
Minnesota	0.3
Delaware	0.2
Mississippi	0.2
Oregon	0.2
South Carolina	0.2
Tennessee	0.2
Utah	0.2
Wyoming	0.2
Hawaii	0.1
Kentucky	0.1
North Carolina	0.0 ‡
Other Assets, Less Liabilities	2.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2012

1.	Golden State Tobacco Securitization Corp., Revenue Bonds, (zero coupon)–5.00%, due 6/1/27–6/1/45

2.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/37–9/1/42

3.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Revenue Bonds, 5.125%–5.875%, due 6/1/24–6/1/47

4.	iShares S&P National Municipal Bond Fund

5.	Market Vectors High Yield Municipal Index ETF

6.	Tobacco Settlement Financing Corp., Revenue Bonds, 4.50%–5.00%, due 6/1/23-6/1/41

7.	San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, (zero coupon)–5.375%, due 1/15/24–1/15/36

8.	City of Orlando, Tourist Development Tax, Revenue Bonds, 5.50%, due 11/1/38

9.	Harris County-Houston Sports Authority, Revenue Bonds , (zero coupon)–5.375%, due 11/15/13–11/15/41

10.	Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds, 5.00%–5.50%, due 6/1/37–6/1/46

8	MainStay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, and Michael Petty of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Municipal Bond Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned 17.80% for Investor Class shares, 17.89% for Class A shares and 16.90% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 18.19%. All share classes outperformed the 15.11% return of the average Lipper1 high yield municipal debt fund, the 9.03% return of the Barclays Municipal Bond Index,2 and the 13.72% return of the High Yield Municipal Bond Composite Index.3 Investor Class, Class A and Class I shares outperformed and Class C shares underperformed the 16.93% return of the Barclays High Yield Municipal Bond Index4 for the 12 months ended October 31, 2012. The Barclays Municipal Bond Index is the Fund’s broad-based securities-market index. The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The Barclays High Yield Municipal Bond Index is a component of the Fund’s secondary benchmark. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s significant outperformance of the Barclays Municipal Bond Index primarily resulted from spread5 compression of high-yield securities. These securities are part of the Fund’s investment strategy but are not included in the Index. The Fund outperformed its Lipper peer group, the High Yield Municipal Bond Composite Index and the Barclays High Yield Municipal Bond Index primarily because of individual security selection. Security selection more than offset the drag on relative per-formance caused by the Fund’s large cash position during the majority of the reporting period.

What was the Fund’s duration6 strategy during the reporting period?

The Fund typically maintains a duration close to that of the Barclays High Yield Municipal Bond Index. Nevertheless, we

believe that the Fund’s market sensitivity is driven more by spread duration,7 which measures the Fund’s sensitivity to changes in yield spreads, than by interest-rate sensitivity. During the reporting period, the Fund had an overweight position in lower-rated investment-grade bonds and in higher-rated non-investment-grade bonds with excess return potential—on the basis of spread—relative to the Barclays Municipal Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Fund nearly quadrupled in size, making fund flows an important factor that influenced decisions for the Fund. We focused most of our purchases on lower-rated investment-grade and higher-rated below-investment-grade bonds that we felt offered shareholders the best risk/return potential in the then-current market environment. We also favored maturities greater than 20 years and bonds priced at a discount to the coupon, as investors sought income and total return by moving out the municipal yield curve and down in credit quality. We felt the biggest risk factor in the municipal marketplace was the financial deterioration of the Commonwealth of Puerto Rico. For this reason, we sold all of the Fund’s holdings of Puerto Rico bonds in early 2012.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were partic-ularly weak?

The strongest absolute contributions to the Fund’s performance came from tobacco bond holdings as the credit fundamentals of the MSA-backed sector (bonds backed by the Tobacco Master Settlement Agreement) showed improving metrics. Spread tightening, flattening of the municipal yield curve8 and individual security selection were also significant drivers of positive Fund performance. In addition, the Fund benefited from the sale of all its Puerto Rico holdings, as that segment underperformed

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays Municipal Bond Index.
3.	See footnote on page 6 for more information on the High Yield Municipal Bond Composite Index.
4.	See footnote on page 6 for more information on the Barclays High Yield Municipal Bond Index, which is a component of the High Yield Municipal Bond Composite Index.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.
7.	Spread duration measures the sensitivity of a security or a portfolio to changes in yield spreads. In this context, the yield spread refers to the incremental yield over comparable U.S. Treasury securities that a security or portfolio is currently delivering. Spread duration is commonly quantified as the percent change in price for the security or portfolio resulting from a one percentage point (100 basis point) change in spreads. An increase in spreads is called widening and would result in a price decline for a security or portfolio with positive spread duration. A decline in spreads is called tightening and would result in a price increase for a security or portfolio with positive spread duration.
8.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting

mainstayinvestments.com	9

the Barclays Municipal Bond Index during the second half of the reporting period. Detracting from relative performance was the Fund’s underweight exposure to unrated securities, as riskier assets exhibited the most spread compression.

Did the Fund make any significant purchases or sales during the reporting period?

Most purchases and sales were significant, as the Fund experienced tremendous asset growth during the reporting period. We continued to focus on diversification with strict limits on sector concentration and individual credit exposure. Within that framework, we emphasized bonds rated BBB9 and BB,10 as we believed that they offered the most attractive long-term total return prospects. As discussed, the Fund eliminated its exposure to Puerto Rico credits early in 2012, as we believed that the credit fundamentals did not support the strong market prices, and we wanted to avoid the potential risk of future rating downgrades.

How did the Fund’s sector weightings change during the reporting period?

The Fund continued to uncover investment opportunities in many different areas of the country. In particular, we increased the Fund’s exposure to certain states that were affected by negative news reports, primarily California and Michigan. As mentioned earlier, we believed that spreads on Puerto Rico bonds would widen over time, and we eliminated the Fund’s exposure to them. In light of strong asset growth, the market value of virtually all sectors increased. On a relative weight basis, however, the Fund increased its exposure to special tax bonds and tobacco bonds. In contrast, the Fund reduced its relative exposure to industrial development revenue bonds and hospital bonds.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund had an underweight position relative to the High Yield Municipal Bond Composite Index in tobacco bonds, securities based on land-secured infrastructure projects and industrial development revenue bonds. As of the same date, the Fund had an overweight position relative to the High Yield Municipal Bond Composite Index in the education, special tax and transportation sectors. In terms of quality breakdown, the Fund was overweight BBB rated bonds and underweight non-rated bonds.

9.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
10.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. It is the opinion of S&P, however, that the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Municipal Bond Fund

Portfolio of Investments October 31, 2012

	Principal Amount	Value

Municipal Bonds 94.0%†
Alabama 3.2%
Alabama Water Pollution Control Authority, Revenue Bonds
Series B, Insured: AMBAC 4.00%, due 2/15/13	$1,060,000	$1,058,240
Series B, Insured: AMBAC 4.125%, due 2/15/14	1,060,000	1,045,966
Series B, Insured: AMBAC 4.25%, due 2/15/15	1,150,000	1,112,338
Birmingham Jefferson Civic Center, Special Tax
Series A, Insured: AMBAC 4.00%, due 7/1/13	275,000	274,656
Series A, Insured: AMBAC 4.125%, due 7/1/17	200,000	193,714
Series A, Insured: AMBAC 4.25%, due 7/1/16	245,000	241,840
Series A, Insured: AMBAC 4.50%, due 7/1/22	250,000	222,183
Series A, Insured: AMBAC 4.50%, due 7/1/23	100,000	86,798
Colbert County-Northwest Alabama Health Care Authority, Revenue Bonds 5.75%, due 6/1/27	4,000,000	4,011,760
Jefferson County, Limited General Obligation
Series A, Insured: NATL-RE 5.00%, due 4/1/21	1,250,000	1,147,862
Series A, Insured: NATL-RE 5.25%, due 4/1/17	600,000	555,612
Jefferson County, Limited Obligation School, Revenue Bonds
Series A, Insured: AMBAC 4.75%, due 1/1/25	3,740,000	3,592,681
Series A 4.75%, due 1/1/25	435,000	417,865
Series A 5.25%, due 1/1/13	1,015,000	1,014,990
Series A 5.25%, due 1/1/15	710,000	710,227
Series A 5.25%, due 1/1/16	240,000	240,120
Series A 5.25%, due 1/1/17	330,000	330,191
Series A 5.50%, due 1/1/21	2,250,000	2,250,585
Series A 5.50%, due 1/1/22	5,750,000	5,751,840

	Principal Amount	Value

Alabama (continued)
Jefferson County, Public Building Authority, Revenue Bonds Insured: AMBAC 5.00%, due 4/1/13	$450,000	$433,701
Insured: AMBAC 5.00%, due 4/1/14	1,250,000	1,140,150
Insured: AMBAC 5.00%, due 4/1/15	1,510,000	1,332,137
Insured: AMBAC 5.00%, due 4/1/16	525,000	452,750
Insured: AMBAC 5.00%, due 4/1/26	4,500,000	3,145,230
Insured: AMBAC 5.125%, due 4/1/18	1,115,000	917,455
Insured: AMBAC 5.125%, due 4/1/21	250,000	188,340
Montgomery Airport Authority, Revenue Bonds Insured: RADIAN 5.375%, due 8/1/32	500,000	505,905

		32,375,136

Alaska 0.8%
Aleutians Borough, Project Revenue, Aleutian Pribilof Islands, Inc., Revenue Bonds Insured: ACA 5.50%, due 6/1/36	210,000	210,550
Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	9,285,000	7,914,256

		8,124,806

Arizona 0.6%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds 5.00%, due 2/1/42	2,500,000	2,682,550
Phoenix Industrial Development Authority, Great Hearts Academies Project, Revenue Bonds
6.00%, due 7/1/32	250,000	269,210
6.40%, due 7/1/47	1,000,000	1,087,730
Pima County Industrial Development Authority, Paradise Education Center Project, Revenue Bonds
Series A 5.00%, due 6/1/16	85,000	85,587

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2012. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Pima County Industrial Development Authority,
Paradise Education Center Project, Revenue Bonds (continued)
Series A 5.875%, due 6/1/33	$645,000	$647,696
6.10%, due 6/1/45	1,100,000	1,142,130
Yavapai County Industrial Development Authority,
Agribusiness and Equine Center, Revenue Bonds 7.875%, due 3/1/42	500,000	581,490

		6,496,393

California 16.7%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	1,017,896
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds Series A-1, Insured: FGIC, NATL-RE 4.75%, due 9/1/33	12,600,000	13,126,176
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: FGIC, NATL-RE (zero coupon), due 8/1/41	2,050,000	374,637
Series C, Insured: FGIC, NATL-RE (zero coupon), due 8/1/42	2,000,000	344,520
Bell Community Housing Authority, Revenue Bonds Insured: AMBAC 5.00%, due 10/1/30	1,105,000	854,784
California County Tobacco Securitization Agency,
Asset Backed, Sonoma County Corp., Revenue Bonds 5.125%, due 6/1/38	9,815,000	8,594,407
California Infrastructure & Economic Development Bank,
Stockton Port District Project, Revenue Bonds Insured: ACA 5.50%, due 7/1/32	350,000	311,283
California Municipal Finance Authority, Community Hospitals Center, Revenue Bonds 5.50%, due 2/1/39	1,640,000	1,751,832
California Municipal Finance Authority, Santa Rosa Academy Project, Revenue Bonds
Series A 5.75%, due 7/1/30	1,000,000	1,022,230

	Principal Amount	Value

California (continued)
California Municipal Finance Authority, Santa Rosa Academy Project, Revenue Bonds (continued)
Series A 6.00%, due 7/1/42	$1,500,000	$1,531,830
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,500,000	1,763,370
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 6.25%, due 6/1/40	500,000	579,145
California Statewide Communities Development Authority,
Aspire Public Schools, Revenue Bonds
5.20%, due 7/1/20	100,000	101,839
6.00%, due 7/1/40	2,000,000	2,062,060
6.375%, due 7/1/45	3,000,000	3,151,410
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds 7.50%, due 11/1/41	1,000,000	1,213,400
Ceres Unified School District, Unlimited General Obligation Series A (zero coupon), due 8/1/45	7,400,000	806,526
Contra Costa County Public Financing Authority,
Contra Costa Centre Project, Tax Allocation Series A, Insured: RADIAN 4.375%, due 8/1/21	250,000	206,997
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation Series A 7.00%, due 12/1/36	1,375,000	1,682,409
Fontana Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/38	10,000,000	2,389,300
Series C (zero coupon), due 8/1/39	17,900,000	4,026,963
Series C (zero coupon), due 8/1/43	16,000,000	2,809,920
Series C (zero coupon), due 8/1/44	8,000,000	1,326,320
Foothill-Eastern Transportation Corridor Agency,
Revenue Bonds
(zero coupon), due 1/15/26	15,000,000	6,855,150
(zero coupon), due 1/15/31	15,000,000	5,059,650
Insured: NATL-RE (zero coupon), due 1/15/31	650,000	219,245

12	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Foothill-Eastern Transportation Corridor Agency,
Revenue Bonds (continued)
Insured: NATL-RE 5.00%, due 1/1/35	$265,000	$264,987
5.75%, due 1/15/40	485,000	485,218
Fresno, California Unified School District Education,
Unlimited General Obligation Series G (zero coupon), due 8/1/41	10,000,000	1,637,400
♦Golden State Tobacco Securitization Corp., Revenue Bonds
Series A-2 (zero coupon), due 6/1/37	10,000,000	8,514,500
Series A-1 4.50%, due 6/1/27	4,050,000	3,624,709
Series A 5.00%, due 6/1/45	7,690,000	7,828,497
Hayward Unified School District, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,220,681
Lancaster Financing Authority, Lancaster Residential Project 5 & 6, Tax Allocation Insured: AMBAC 5.00%, due 2/1/16	325,000	313,648
Lemoore Redevelopment Agency, Lemmore Redevelopment Project, Tax Allocation 7.375%, due 8/1/40	1,000,000	1,105,720
Mendocino-Lake Community College District,
Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	1,524,516
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	2,531,600
National City Community Development Commission,
National City Redevelopment Project, Tax Allocation 7.00%, due 8/1/32	1,000,000	1,246,800
Oakley Redevelopment Agency, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 9/1/33	100,000	79,248
Rohnerville California School District, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	207,600
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	154,510

	Principal Amount	Value

California (continued)
San Bernardino County Redevelopment Agency,
Sevaine Redevelopment Project, Tax Allocation Series A, Insured: RADIAN 5.00%, due 9/1/25	$50,000	$51,649
San Buenaventura, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	7,637,623
San Francisco City and County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation Series D 7.00%, due 8/1/41	435,000	501,120
♦San Joaquin Hills Transportation Corridor Agency,
Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 1/15/24	30,000	17,100
Series A, Insured: NATL-RE (zero coupon), due 1/15/25	3,000,000	1,626,300
Series A, Insured: NATL-RE (zero coupon), due 1/15/26	150,000	77,137
Series A, Insured: NATL-RE (zero coupon), due 1/15/32	1,275,000	462,532
Series A, Insured: NATL-RE (zero coupon), due 1/15/34	6,135,000	1,961,605
Series A, Insured: NATL-RE (zero coupon), due 1/15/36	11,890,000	3,345,370
Series A, Insured: NATL-RE 5.25%, due 1/15/30	6,505,000	6,511,700
Series A, Insured: NATL-RE 5.375%, due 1/15/29	2,985,000	2,992,612
San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation Insured: XLCA 4.50%, due 8/1/33	210,000	202,837
San Ysidro School District, Unlimited General Obligation Series F, Insured: AGM (zero coupon), due 8/1/49	27,410,000	2,121,808
Southern California Public Power Authority,
Natural Gas Project, Revenue Bonds Series A 5.00%, due 11/1/33	1,105,000	1,189,068
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds Insured: FGIC, NATL-RE 4.25%, due 9/1/15	25,000	24,541

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds (continued)
Insured: FGIC, NATL-RE 4.80%, due 9/1/20	$125,000	$119,866
Insured: FGIC, NATL-RE 5.125%, due 9/1/30	2,665,000	2,390,025
Insured: FGIC, NATL-RE 5.25%, due 9/1/23	325,000	300,872
Insured: FGIC, NATL-RE 5.25%, due 9/1/24	100,000	94,919
Insured: FGIC, NATL-RE 5.25%, due 9/1/34	265,000	238,585
Insured: FGIC, NATL-RE 5.375%, due 9/1/21	125,000	123,479
Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 9/1/24	190,000	155,980
Series A, Insured: RADIAN 5.25%, due 9/1/31	120,000	92,464
Stockton Public Financing Authority, Revenue Bonds Series A, Insured: NATL-RE 4.00%, due 8/1/19	50,000	45,288
Stockton Public Financing Authority, Water Revenue,
Delta Water Supply Project, Revenue Bonds Series A 1.00%, due 10/1/40 (e)	13,380,000	13,380,000
Stockton Redevelopment Agency, Stockton Events Center Arena-Project, Revenue Bonds Insured: FGIC, NATL-RE 5.00%, due 9/1/36	150,000	124,804
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: FGIC, NATL-RE 4.00%, due 9/1/21	75,000	65,293
Insured: FGIC, NATL-RE 4.125%, due 9/1/22	100,000	86,217
Insured: FGIC, NATL-RE 4.25%, due 9/1/24	215,000	180,196
Insured: FGIC, NATL-RE 4.25%, due 9/1/25	20,000	16,388
Insured: FGIC, NATL-RE 5.00%, due 9/1/28	2,265,000	1,941,966

	Principal Amount	Value

California (continued)
Stockton Unified School District, Unlimited General Obligation Series D, Insured: AGM (zero coupon), due 8/1/42	$9,080,000	$1,640,938
Stockton, Wastewater Systems Project, Certificates of Participation Series A, Insured: NATL-RE 5.20%, due 9/1/29	2,040,000	2,040,449
Stockton-East Water District, Certificates of Participation
Series B, Insured: FGIC, NATL-RE (zero coupon), due 4/1/26	100,000	44,659
Series B, Insured: FGIC, NATL-RE (zero coupon), due 4/1/27	140,000	58,792
Sutter Union High School District, Unlimited General Obligation Series B (zero coupon), due 6/1/50	16,260,000	1,345,515
♦Tobacco Securitization Authority Northern California,
Asset-Backed, Revenue Bonds
Series A-1 5.00%, due 6/1/37	4,310,000	3,690,481
Series A-1 5.125%, due 6/1/46	8,140,000	6,722,989
Series A 5.375%, due 6/1/38	2,080,000	1,771,661
Series A-1 5.50%, due 6/1/45	3,755,000	3,169,408
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	568,695
Turlock, Health Facility Revenue, Emanuel Medical Center, Inc., Certificates of Participation Series B 5.50%, due 10/15/37	1,245,000	1,278,304
West Contra Costa California Healthcare District,
Certificates of Participation 6.25%, due 7/1/42	6,000,000	6,916,020

		171,250,188

Colorado 1.9%
Bromley Park Metropolitan District No. 2, Limited General Obligation Insured: RADIAN 5.00%, due 12/1/16	25,000	25,063
Colorado Educational & Cultural Facilities Authority,
Charter School Mountain Phoenix Community,
Revenue Bonds 7.00%, due 10/1/42	1,000,000	973,090

14	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Colorado Educational & Cultural Facilities Authority,
Johnson & Wales University Project, Revenue Bonds Series A, Insured: XLCA 5.00%, due 4/1/28	$185,000	$185,551
Colorado Educational & Cultural Facilities Authority,
National Jewish Federation Bond, Revenue Bonds Series A-12 0.27%, due 2/1/38 (e)	240,000	240,000
Colorado Health Facilities Authority, Christian Living Community, Revenue Bonds
4.90%, due 1/1/30	965,000	968,976
5.125%, due 1/1/30	500,000	515,195
5.25%, due 1/1/37	750,000	766,643
Denver Convention Center Hotel Authority, Revenue Bonds
Series, Insured: XLCA 4.75%, due 12/1/35	635,000	647,738
Series, Insured: XLCA 5.00%, due 12/1/35	130,000	133,986
Denver, United Airlines Project, Revenue Bonds 5.75%, due 10/1/32 (b)	2,000,000	2,081,360
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	3,260,700
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	100,000	54,302
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,440,000	2,277,365
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	605,000	279,685
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	565,000	244,509
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,500,000	1,942,020
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	400,000	162,796
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	1,315,000	375,919
(zero coupon), due 9/1/40	3,450,000	761,588
(zero coupon), due 9/1/41	3,925,000	816,321
Fronterra Village Metropolitan District No. 2, Limited General Obligation Insured: RADIAN 4.875%, due 12/1/27	500,000	486,445

	Principal Amount	Value

Colorado (continued)
Harvest Junction Metropolitan District, Limited General Obligation
5.00%, due 12/1/30	$765,000	$784,775
5.375%, due 12/1/37	755,000	778,684
Table Rock Metropolitan District, Limited General Obligation Insured: RADIAN 4.25%, due 12/1/27	275,000	261,014

		19,023,725

Connecticut 0.3%
Connecticut State Health & Educational Facility Authority, Hartford Health Care, Revenue Bonds Series A 5.00%, due 7/1/41	1,175,000	1,273,265
Connecticut, Special Obligation Parking Revenue,
Bradley International Airport, Revenue Bonds
Series A, Insured: ACA 6.50%, due 7/1/18 (b)	1,000,000	1,001,790
Series A, Insured: ACA 6.60%, due 7/1/24 (b)	785,000	786,358

		3,061,413

Delaware 0.2%
Delaware State Economic Development Authority,
Newark Charter School, Revenue Bonds 5.00%, due 9/1/42	1,350,000	1,414,328
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds Series B 5.625%, due 5/1/32	400,000	400,120

		1,814,448

District of Columbia 0.9%
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,095,290
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
Insured: ACA 5.00%, due 6/1/23	3,320,000	3,376,473
Insured: ACA 5.25%, due 6/1/33	4,120,000	4,169,687
District of Columbia,
James F. Oyster Elementary School Pilot,
Revenue Bonds Insured: ACA 6.25%, due 11/1/31	620,000	620,000

		9,261,450

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Florida 3.4%
Bay County Educational Facilities Revenue, Bay Haven Charter, Revenue Bonds Series A 6.00%, due 9/1/40	$1,000,000	$1,102,190
Capital Projects Finance Authority, Revenue Bonds Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	2,895,000	2,887,849
♦City of Orlando, Tourist Development Tax, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	16,320,000	16,899,523
County of St. Lucie, South Hutchison Island,
Special Assessment Insured: AMBAC 5.00%, due 11/1/25	810,000	812,341
Florida Development Finance Corp., Bay Area Charter Foundation LLC, Revenue Bonds Series A 7.75%, due 6/15/42	2,000,000	2,275,020
Lee County Industrial Development Authority,
Cypress Cove Health Park, Revenue Bonds 5.75%, due 10/1/42	1,520,000	1,519,909
Miami Beach Health Facilities Authority,
Mount Sinai Medical Center of Florida Project,
Revenue Bonds 6.75%, due 11/15/29	865,000	930,740
Mid-Bay Bridge Authority, Revenue Bonds Series A 7.25%, due 10/1/40	2,500,000	3,172,000
North Sumter County Florida Utility Dependent District, Revenue Bonds 6.25%, due 10/1/43	1,500,000	1,667,865
Orange County Health Facilities Authority, Mayflower Retirement Center, Inc., Revenue Bonds
5.00%, due 6/1/36	710,000	737,321
5.125%, due 6/1/42	350,000	367,070
Seminole County Industrial Development Authority,
Choices in Learning, Revenue Bonds Series A 7.375%, due 11/15/41	750,000	858,532
Village Center Community Development District,
Recreational Revenue, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 11/1/32	140,000	141,245

	Principal Amount	Value

Florida (continued)
Volusia County Industrial Development Authority,
Student Housing-Stetson University Project, Revenue Bonds Insured: CIFG 5.00%, due 6/1/35	$1,270,000	$1,271,473

		34,643,078

Georgia 0.5%
Augusta Airport Revenue, General Passenger Facility Charge Series A 5.15%, due 1/1/35	1,000,000	1,002,670
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 7.00%, due 6/15/39	3,000,000	3,157,140
McDuffie County Development Authority, Temple-Inland Forest, Revenue Bonds 6.95%, due 12/1/23 (b)	600,000	619,038

		4,778,848

Guam 2.7%
Guam Government, Business Privilege Tax, Revenue Bonds
Series B-1 5.00%, due 1/1/37	1,500,000	1,659,570
Series B-1 5.00%, due 1/1/42	2,000,000	2,209,480
Guam Government, Hotel Occupancy Tax, Revenue Bonds Series A 6.50%, due 11/1/40	1,290,000	1,523,000
Guam Government, Unlimited General Obligation
Series A 5.00%, due 11/15/23	555,000	572,044
Series A 5.25%, due 11/15/37	6,000,000	6,115,440
Series A 7.00%, due 11/15/39	2,040,000	2,309,892
Guam Government, Waterworks Authority, Revenue Bonds
5.875%, due 7/1/35	3,885,000	4,014,604
6.00%, due 7/1/25	3,735,000	3,899,825
Guam Power Authority, Revenue Bonds
Series A 5.00%, due 10/1/34	5,030,000	5,456,695
Series A, Insured: NATL-RE 5.25%, due 10/1/34	170,000	170,427

		27,930,977

16	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Hawaii 0.1%
Hawaii State Department of Budget & Finance, Revenue Bonds 5.125%, due 11/15/32	$1,000,000	$1,065,410

Illinois 2.2%
Illinois Finance Authority, Chicago Charter School Project, Revenue Bonds
5.00%, due 12/1/36	3,600,000	3,698,748
Series A 7.125%, due 10/1/41	1,500,000	1,749,660
Illinois Finance Authority, Community Rehab Providers, Revenue Bonds Series A 5.60%, due 7/1/19	495,000	438,446
Illinois Finance Authority, Noble Network Charter School, Revenue Bonds
Series A, Insured: ACA 5.00%, due 9/1/27	1,000,000	1,002,060
Series C, Insured: ACA 5.00%, due 9/1/31	2,000,000	1,978,220
Series C, Insured: ACA 5.00%, due 9/1/32	2,780,000	2,738,550
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds 6.50%, due 4/1/44	8,750,000	9,913,138
Illinois Finance Authority, Wesleyan University,
Revenue Bonds Series B, Insured: CIFG 4.50%, due 9/1/35	550,000	553,625
Massac County Hospital District, Limited General Obligation Insured: AGC-ICC 4.50%, due 11/1/31	110,000	116,197
Village of Matteson, Utility Revenue Source,
Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	250,000	241,490

		22,430,134

Indiana 3.8%
Anderson Economic Development Revenue,
Anderson University Project, Revenue Bonds
5.00%, due 10/1/24	780,000	663,421
5.00%, due 10/1/28	4,000,000	3,237,560
5.00%, due 10/1/32	2,555,000	1,986,308

	Principal Amount	Value

Indiana (continued)
Carmel Redevelopment District, Certificate of Partcipation Series C 6.50%, due 7/15/35 (c)	$1,000,000	$1,069,990
City of Carmel, Barrington Camel, Revenue Bonds 7.125%, due 11/15/47	4,000,000	4,116,760
Hammond Local Public Improvement Bond Bank,
Revenue Bonds Series A 6.75%, due 8/15/35	1,500,000	1,578,360
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	745,724
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	3,800,000	4,151,424
5.50%, due 8/15/45	1,500,000	1,635,585
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,663,929
Indiana Finance Authority, Ohio Valley Electric Corp., Revenue Bonds Series A 5.00%, due 6/1/39	10,000,000	10,480,600
Indiana Finance Authority, Steel Corp. Project,
Revenue Bonds 5.75%, due 8/1/42 (b)	4,000,000	3,915,920

		39,245,581

Iowa 2.2%
Iowa Higher Education Loan Authority, Private College Facility, Wartburg College,
Revenue Bonds Series B 5.50%, due 10/1/31	100,000	96,799
Iowa Higher Education Loan Authority, Wartburg College, Revenue Bonds
Series A 4.65%, due 10/1/15	1,000,000	1,005,670
Series A 5.00%, due 10/1/21	605,000	605,780
Series A 5.00%, due 10/1/22	1,405,000	1,405,562
Series A 5.05%, due 10/1/24	250,000	248,883

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Iowa (continued)
Iowa Higher Education Loan Authority, Private College Facility, Wartburg College, Revenue Bonds (continued)
Series A 5.10%, due 10/1/25	$250,000	$248,820
Series A 5.25%, due 10/1/30	150,000	149,132
Iowa Tobacco Settlement Authority, Asset-Backed, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	5,713,744
Series C 5.625%, due 6/1/46	6,730,000	6,357,495
Xenia Rural Water District, Revenue Bonds
Insured: AGC-ICC 4.00%, due 12/1/14	280,000	290,088
Insured: AGC-ICC 4.50%, due 12/1/31	1,920,000	1,912,627
Insured: AGC-ICC 4.50%, due 12/1/41	960,000	915,062
Insured: AGC-ICC 5.00%, due 12/1/41	3,925,000	3,975,397

		22,925,059

Kansas 1.2%
Wyandotte County-Kansas City Unified Government,
Sales Tax, Revenue Bonds (zero coupon), due 6/1/21	18,175,000	12,192,153

Kentucky 0.1%
Glasgow Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,150,210

Louisiana 1.1%
Jefferson Parish Hospital Service District No. 2,
East Jefferson General Hospital, Revenue Bonds 6.375%, due 7/1/41	4,320,000	5,080,493
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,750,000	4,390,462
Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/38	1,275,000	1,086,683

	Principal Amount	Value

Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds (continued)
Series A, Insured: CIFG 5.00%, due 7/1/22	$100,000	$100,225
Series A, Insured: AGC-ICC 5.00%, due 7/1/39	610,000	634,912

		11,292,775

Maryland 1.3%
Baltimore Convention Center, Revenue Bonds
Series A, Insured: XLCA 4.60%, due 9/1/30	625,000	621,581
Series A, Insured: XLCA 5.00%, due 9/1/32	2,270,000	2,295,469
Series A, Insured: XLCA 5.25%, due 9/1/23	210,000	217,006
Series A, Insured: XLCA 5.25%, due 9/1/26	180,000	185,299
Series A, Insured: XLCA 5.25%, due 9/1/27	270,000	277,565
Series A, Insured: XLCA 5.25%, due 9/1/28	100,000	102,696
Series A, Insured: XLCA 5.25%, due 9/1/39	2,250,000	2,282,940
Maryland Economic Development Corp. University of Maryland College Park Project,
Revenue Bonds
Insured: AGC-ICC
4.50%, due 6/1/35	1,430,000	1,444,329
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,159,530
Maryland Health & Higher Educational Facilities Authority, Institute College of Art, Revenue Bonds 5.00%, due 6/1/47	1,000,000	1,094,590
Maryland Health & Higher Educational Facilities Authority, National Aquarium Baltimore, Revenue Bonds Series B 5.10%, due 11/1/22 (a)	1,000,000	1,000,000
Maryland Health & Higher Educational Facilities Authority, Notre Dame Maryland University, Revenue Bonds 5.00%, due 10/1/42	2,255,000	2,427,508

		13,108,513

18	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Massachusetts 2.0%
Massachusetts Development Finance Agency,
Boston Medical Center, Revenue Bonds Series C 5.00%, due 7/1/29	$3,250,000	$3,562,878
Massachusetts Development Finance Agency,
Eastern Nazarene College, Revenue Bonds 5.625%, due 4/1/19	90,000	90,066
Massachusetts Development Finance Agency,
Merrimack College, Revenue Bonds Series A 5.25%, due 7/1/42	2,400,000	2,608,320
Massachusetts Development Finance Agency,
Seven Hills Foundation & Affiliates, Revenue Bonds Insured: RADIAN 5.00%, due 9/1/35	100,000	99,186
Massachusetts Educational Financing Authority, Revenue Bonds
Series J 4.90%, due 7/1/28 (b)	6,500,000	6,762,600
Series J 5.00%, due 7/1/30 (b)	500,000	517,205
Massachusetts Port Authority Facilities, Delta Airlines, Inc. Project, Revenue Bonds
Series A, Insured: AMBAC 5.00%, due 1/1/21 (b)	325,000	325,010
Series A, Insured: AMBAC 5.50%, due 1/1/19 (b)	145,000	145,100
Massachusetts State Health & Educational Facilities Authority, Fisher College, Revenue Bonds Series A 5.125%, due 4/1/37	500,000	505,785
Massachusetts State Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds Series C 5.125%, due 7/1/35	1,565,000	1,633,406
Massachusetts State Health & Educational Facilities Authority, St. Memorial Medical Center, Revenue Bonds Series A 6.00%, due 10/1/23	4,425,000	4,433,053

		20,682,609

	Principal Amount	Value

Michigan 4.1%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	$550,000	$560,241
Central Plains Energy, Project No. 3, Revenue Bonds Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	278,471
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	1,026,470
5.125%, due 11/1/35	605,000	578,634
Detroit Water and Sewerage Department, Revenue Bonds Series A 5.25%, due 7/1/39	4,000,000	4,342,240
Detroit, Unlimited General Obligation
Series A-1, Insured: AMBAC 4.60%, due 4/1/24	130,000	107,401
Series A, Insured: XLCA 5.00%, due 4/1/13	100,000	99,518
Series A-1, Insured: AMBAC 5.25%, due 4/1/24	175,000	153,501
Michigan Finance Authority, Educational Facility,
St. Catherine Siena, Revenue Bonds Series A 8.00%, due 10/1/30	1,250,000	1,404,012
Michigan Finance Authority, Public School Academy, Revenue Bonds
4.25%, due 2/1/17	3,500,000	3,528,245
7.00%, due 10/1/31	2,120,000	2,428,502
7.00%, due 10/1/36	1,740,000	1,967,749
7.50%, due 11/1/40	855,000	988,585
7.75%, due 7/15/26	1,020,000	1,075,060
8.00%, due 7/15/41	2,000,000	2,116,400
Michigan Higher Education Facilities Authority,
Creative Studies,
Revenue Bonds
5.875%, due 12/1/28	2,360,000	2,515,288
6.125%, due 12/1/33	4,100,000	4,394,462
6.125%, due 12/1/37	980,000	1,045,964
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds Series B, Insured: AMBAC 5.00%, due 12/1/34	340,000	322,983
Michigan Public Educational Facilities Authority,
Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	562,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Michigan Public Educational Facilities Authority,
Landmark Academy, Revenue Bonds 7.00%, due 12/1/39	$5,105,000	$5,521,721
Michigan Public Educational Facilities Authority,
Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	1,500,000	1,393,425
Michigan Tobacco Settlement Finance Authority,
Revenue Bonds
Series A 6.00%, due 6/1/34	530,000	479,014
Series A 6.00%, due 6/1/48	5,990,000	5,271,080

		42,161,266

Minnesota 0.3%
St. Paul Housing & Redevelopment Authority,
Charter School Lease, Nova Classical Academy, Revenue Bonds Series A 6.625%, due 9/1/42	1,000,000	1,094,850
St. Paul Port Authority, Energy Park Utility Co. Project, Revenue Bonds
5.45%, due 8/1/28 (b)	250,000	255,670
5.70%, due 8/1/36 (b)	1,250,000	1,278,025
Washington County Housing & Redevelopment Authority, Healtheast Project, Revenue Bonds 5.50%, due 11/15/27	500,000	501,830
Winona, Health Care Facilities, Winona Health Obligation, Revenue Bonds 5.00%, due 7/1/34	400,000	422,576

		3,552,951

Mississippi 0.2%
Mississippi Business Finance Corp., System Energy Resources, Inc. Project, Revenue Bonds 5.875%, due 4/1/22	100,000	100,300
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds Series A 6.75%, due 10/1/36	1,250,000	1,549,613

		1,649,913

	Principal Amount	Value

Missouri 1.3%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	$500,000	$530,060
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	530,000	510,136
5.50%, due 6/1/29	3,510,000	3,247,206
Kansas City Industrial Development Authority,
Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	1,000,000	1,100,180
Lees Summit Industrial Development Authority,
Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,725,000	1,726,069
6.00%, due 5/1/42	2,800,000	2,806,692
Lees Summit Tax Increment, SummitFair Project,
Tax Allocation 7.25%, due 4/1/30	1,500,000	1,582,155
St. Louis County Industrial Development Authority,
Friendship Village Sunset Hills, Revenue Bonds 5.00%, due 9/1/42	1,500,000	1,582,770

		13,085,268

Nebraska 2.1%
♦Central Plains Energy, Project No. 3, Revenue Bonds
5.00%, due 9/1/42	12,565,000	13,436,760
5.25%, due 9/1/37	4,985,000	5,473,131
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds Series B 6.75%, due 6/1/35	2,835,000	3,153,285

		22,063,176

Nevada 1.0%
Clark County Economic Development Revenue,
University Southern Nevada Project, Revenue Bonds
Insured: RADIAN 4.625%, due 4/1/37	1,645,000	1,494,877
Insured: RADIAN 5.00%, due 4/1/27	775,000	779,542
Clark County, Apartment, Limited General Obligation Series A 0.60%, due 7/1/27 (b)(e)	7,000,000	7,000,000

20	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Nevada (continued)
Clark County, Industrial Development Revenue,
Southwest Gas Corp., Revenue Bonds Series B, Insured: FGIC 5.00%, due 12/1/33 (b)	$240,000	$246,000
Director of the State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	655,000	492,003
Reno, Revenue Bonds Series B, Insured: FGIC, NATL-RE (zero coupon), due 6/1/38	1,155,000	238,334

		10,250,756

New Hampshire 0.5%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: RADIAN (zero coupon), due 1/1/17	1,055,000	675,327
Series B, Insured: ACA (zero coupon), due 1/1/26	1,400,000	354,578
Series A, Insured: ACA 6.75%, due 1/1/14	140,000	136,024
New Hampshire Health & Education Facilities Authority,
Southern New Hempshire University, Revenue Bonds 5.00%, due 1/1/42	4,000,000	4,271,000

		5,436,929

New Jersey 5.5%
Camden County Improvement Authority, Heath Care Redevelopment, Revenue Bonds Series A 5.75%, due 2/15/34	1,000,000	1,035,020
Mercer County Improvement Authority, Atlantic Foundation Project, Revenue Bonds 0.25%, due 9/1/28 (e)	200,000	200,000
Middlesex County Improvement Authority, George Street Student Housing Project, Revenue Bonds Series A 5.00%, due 8/15/35	160,000	162,768
New Jersey Economic Development Authority,
Cigarette Tax, Revenue Bonds
5.50%, due 6/15/31	685,000	742,704
5.75%, due 6/15/29	3,720,000	4,048,402
5.75%, due 6/15/34	1,000,000	1,088,280

	Principal Amount	Value

New Jersey (continued)
New Jersey Economic Development Authority,
Continental Airlines, Inc. Project, Revenue Bonds
5.125%, due 9/15/23 (b)	$2,175,000	$2,222,176
5.25%, due 9/15/29 (b)	8,720,000	8,958,143
5.50%, due 4/1/28 (b)	180,000	174,535
7.00%, due 11/15/30 (a)(b)	925,000	928,469
New Jersey Economic Development Authority,
Continental Airlines, Revenue Bonds 5.75%, due 9/15/27 (b)	3,335,000	3,405,769
New Jersey Economic Development Authority,
MSU Student Housing Project, Revenue Bonds 5.875%, due 6/1/42	900,000	1,006,911
New Jersey Economic Development Authority,
Paterson Charter School, Revenue Bonds
Series C 5.00%, due 7/1/32	1,125,000	1,148,276
Series C 5.30%, due 7/1/44	4,500,000	4,591,800
New Jersey Economic Development Authority,
Paterson Charter Science & Technology, Revenue Bonds
Series A 5.00%, due 7/1/22	630,000	660,983
Series A 6.00%, due 7/1/32	650,000	716,053
Series A 6.10%, due 7/1/44	1,900,000	2,069,157
New Jersey Economic Development Authority,
St. Barnabas Healthcare, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 7/1/18	225,000	186,172
New Jersey Economic Development Authority,
Umm Energy Partners, Revenue Bonds Series A 5.125%, due 6/15/43 (b)	250,000	255,803
New Jersey Economic Development Authority,
Applewood Estates Project, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 10/1/25	290,000	324,684
Series A, Insured: RADIAN 5.00%, due 10/1/35	3,880,000	4,344,048

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority,
Bayshore Community Hospital, Revenue Bonds Insured: RADIAN 5.125%, due 7/1/32	$175,000	$175,042
New Jersey Health Care Facilities Financing Authority,
St. Barnabas Healthcare, Revenue Bonds
Insured: NATL-RE (zero coupon), due 7/1/17	120,000	103,471
Series B (zero coupon), due 7/1/31	205,000	80,889
♦ Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A 4.50%, due 6/1/23	980,000	958,969
Series 1A 4.625%, due 6/1/26	4,460,000	4,270,896
Series 1A 5.00%, due 6/1/41	14,000,000	12,251,540

		56,110,960

New York 6.1%
Erie County Tobacco Asset Securitization Corp.,
Tobacco Assessment, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/45	490,000	374,429
Hempstead Town Industrial Development Agency,
Hebrew Academy, Revenue Bonds 0.98%, due 6/1/36 (e)	9,145,000	9,145,000
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	1,590,000	1,212,534
Series A-3 5.125%, due 6/1/46	5,015,000	3,738,532
New York City Industrial Development Agency,
British Airways PLC Project, Revenue Bonds 5.25%, due 12/1/32 (b)	555,000	555,022
New York City Industrial Development Agency,
JFK International Airport, Revenue Bonds Series A 8.00%, due 8/1/12 (b)(d)	6,770,000	6,761,470
New York City Industrial Development Agency,
Liberty Interactive Corp., Revenue Bonds 5.00%, due 9/1/35	1,195,000	1,221,852

	Principal Amount	Value

New York (continued)
New York City Industrial Development Agency,
Pilot-Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 4.75%, due 1/1/42	$2,430,000	$2,445,357
Insured: AMBAC 5.00%, due 1/1/26	150,000	154,767
Insured: AMBAC 5.00%, due 1/1/46	8,990,000	9,175,643
New York City Industrial Development Agency,
Vaughn College of Aeronautics & Technology,
Revenue Bonds
Series B 5.00%, due 12/1/28	1,000,000	1,046,890
Series A 5.00%, due 12/1/28	4,000,000	4,187,560
Series B 5.25%, due 12/1/36	2,500,000	2,612,725
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	1,000,000	1,164,340
Newburgh, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	798,015
Series A 5.00%, due 6/15/26	960,000	981,293
Series A 5.50%, due 6/15/31	750,000	777,157
Onondaga Civic Development Corp., Josephs Hospital Health Center, Revenue Bonds 5.00%, due 7/1/42	9,500,000	9,689,145
Suffolk County Economic Development Corp.,
Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,118,260
TSASC, Inc., Revenue Bonds
Series 1 5.00%, due 6/1/34	595,000	494,588
Series 1 5.125%, due 6/1/42	5,770,000	4,694,472

		62,349,051

North Carolina 0.0%‡
Wake County Housing Authority, Walnut Ridge Apartments Project, Revenue Bonds 0.45%, due 12/1/33 (b)(e)	505,000	505,000

22	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Ohio 4.7%
Akron Bath Copley Joint Township Hospital District,
Akron General Health System, Revenue Bonds 5.00%, due 1/1/31	$6,000,000	$6,434,940
♦Buckeye Tobacco Settlement Financing Authority,
Asset-Backed, Revenue Bonds
Series A-2 5.125%, due 6/1/24	100,000	87,370
Series A-2 5.75%, due 6/1/34	9,525,000	8,059,483
Series A-2 5.875%, due 6/1/30	7,220,000	6,267,393
Series A-2 5.875%, due 6/1/47	5,190,000	4,456,497
Cleveland-Cuyahoga County Port Authority,
Revenue Bonds
7.00%, due 12/1/18	935,000	955,523
7.35%, due 12/1/31	6,000,000	6,093,300
Cleveland-Cuyahoga County Port Authority,
Student Housing Euclid Avener Project, Revenue Bonds
Insured: AMBAC 4.25%, due 8/1/15	210,000	211,670
Insured: AMBAC 4.50%, due 8/1/36	995,000	844,019
Insured: AMBAC 5.00%, due 8/1/21	100,000	100,758
Insured: AMBAC 5.00%, due 8/1/28	110,000	107,184
Erie County, Hospital Facilities Revenue, Firelands, Regional Medical Center, Revenue Bonds Series A 5.25%, due 8/15/46	275,000	284,543
Ohio Higher Educational Facilities Commission, Wittenberg University, Revenue Bonds
Insured: AMBAC, NATL-RE 5.00%, due 6/1/29	140,000	140,223
Ohio State Environmental Facilities Revenue,
Ford Motor Co. Project, Revenue Bonds 6.15%, due 6/1/30 (b)	125,000	125,223

	Principal Amount	Value

Ohio (continued)
Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health Systems, Revenue Bonds
5.00%, due 12/1/22	$3,400,000	$3,564,560
5.75%, due 12/1/32	1,000,000	1,059,600
6.00%, due 12/1/42	2,000,000	2,142,060
Summit County Development Finance Authority,
Brimfield Project, Revenue Bonds Series G 4.875%, due 5/15/25	500,000	487,400
Summit County Development Finance Authority,
Cleveland-Glats East Development, Tax Allocation Series B 6.875%, due 5/15/40	1,250,000	1,385,237
Toledo-Lucas County Port Authority, Crocker Park Public Improvement Project,
Special Assessment 5.375%, due 12/1/35	5,775,000	5,935,487

		48,742,470

Oklahoma 0.7%
Norman Regional Hospital Authority, Revenue Bonds
5.125%, due 9/1/37	7,395,000	7,528,332
Insured: RADIAN 5.50%, due 9/1/32	140,000	140,281

		7,668,613

Oregon 0.2%
Oregon State Facilities Authority Revenue, Student Housing Chief Ashland, Revenue Bonds Insured: AGM 5.00%, due 7/1/44	1,670,000	1,835,748

Pennsylvania 5.7%
Aleppo Township, Sewer Revenue, Revenue Bonds Insured: MUN GOVT GTD
5.75%, due 12/1/36	1,220,000	1,279,731
Insured: MUN GOVT GTD 5.75%, due 12/1/41	1,055,000	1,105,851
Allegheny County Higher Education Building, Carlow University Project,
Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,132,680

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Allegheny County Industrial Development Authority,
Propel Charter Montour, Revenue Bonds Series A 6.75%, due 8/15/35	$300,000	$334,725
Allegheny County Industrial Development Authority,
U.S. Steel Corp. Project, Revenue Bonds 5.75%, due 8/1/42 (b)	3,000,000	2,936,940
Chester County Health & Education Facilities Authority,
Chester Country Hospital, Revenue Bonds Series A 6.75%, due 7/1/31	885,000	886,000
Clairton Municipal Authority, Revenue Bonds
Series B 5.00%, due 12/1/37	2,000,000	2,063,080
Series B 5.00%, due 12/1/42	1,000,000	1,029,180
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds
5.25%, due 1/1/32	1,100,000	1,136,696
5.25%, due 1/1/41	2,600,000	2,653,846
Erie County, Hospital Authority Health Facilities,
St. Mary’s Home Erie Project, Revenue Bonds Series A, Insured: RADIAN 4.50%, due 7/1/23	340,000	338,841
Harrisburg Authority, Harrisburg University of Science, Revenue Bonds Series B 6.00%, due 9/1/36 (d)	2,600,000	1,954,914
Harrisburg Authority, Revenue Bonds 5.25%, due 7/15/31	2,000,000	1,817,920
Harrisburg Parking Authority Revenue, Revenue Bonds
Series T, Insured: XLCA 4.00%, due 5/15/19	100,000	93,050
Series R, Insured: XLCA 4.25%, due 5/15/16	60,000	57,403
Series J, Insured: NATL-RE 5.00%, due 9/1/22	900,000	860,175
Harrisburg, Unlimited General Obligation
Series D, Insured: AMBAC (zero coupon), due 3/15/13	745,000	726,673

	Principal Amount	Value

Pennsylvania (continued)
Harrisburg, Unlimited General Obligation (continued)
Series F, Insured: AMBAC (zero coupon), due 3/15/13	$255,000	$248,727
Series F, Insured: AMBAC (zero coupon), due 9/15/13	355,000	334,957
Series D, Insured: AMBAC (zero coupon), due 9/15/13	125,000	117,943
Series D, Insured: AMBAC (zero coupon), due 3/15/14	520,000	473,938
Series F, Insured: AMBAC (zero coupon), due 3/15/14	335,000	305,326
Series D, Insured: AMBAC (zero coupon), due 9/15/14	70,000	61,679
Series F, Insured: AMBAC (zero coupon), due 9/15/14	515,000	453,782
Series F, Insured: AMBAC (zero coupon), due 3/15/15	460,000	390,949
Series D, Insured: AMBAC (zero coupon), due 3/15/15	345,000	293,212
Series F, Insured: AMBAC (zero coupon), due 9/15/15	385,000	316,181
Series F, Insured: AMBAC (zero coupon), due 3/15/16	310,000	245,210
Series D, Insured: AMBAC (zero coupon), due 3/15/16	395,000	312,445
Series D, Insured: AMBAC (zero coupon), due 9/15/16	135,000	103,136
Series F, Insured: AMBAC (zero coupon), due 9/15/16	415,000	317,048
Series F, Insured: AMBAC (zero coupon), due 3/15/17	35,000	25,825
Series D, Insured: AMBAC (zero coupon), due 9/15/17	130,000	92,646
Series F, Insured: AMBAC (zero coupon), due 3/15/18	100,000	68,121
Series F, Insured: AMBAC (zero coupon), due 9/15/18	260,000	170,898
Series D, Insured: AMBAC (zero coupon), due 9/15/18	305,000	200,477
Series F, Insured: AMBAC (zero coupon), due 9/15/19	40,000	23,997
Series F, Insured: AMBAC (zero coupon), due 3/15/20	15,000	8,670
Series F, Insured: AMBAC (zero coupon), due 9/15/20	155,000	86,326
Series F, Insured: AMBAC (zero coupon), due 9/15/22	210,000	96,119
Montgomery County Higher Education & Health Authority,
Holy Redeemer Health System, Revenue Bonds Series A, Insured: AMBAC 5.25%, due 10/1/27	100,000	100,093

24	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Northeastern Pennsylvania Hospital & Education Authority,
Wilkes University Project, Revenue Bonds Series A 5.25%, due 3/1/42	$1,450,000	$1,562,404
Pennsylvania Economic Development Financing Authority, US Airways Group, Revenue Bonds Series B 8.00%, due 5/1/29	250,000	289,153
Pennsylvania Higher Educational Facilities Authority,
AICUP Financing Program, Gwynedd-Mercy College Project, Revenue Bonds Series KK1 5.375%, due 5/1/42	1,785,000	1,880,676
Pennsylvania Higher Educational Facilities Authority,
AICUP Financing Program, Valley College, Revenue Bonds 5.00%, due 11/1/42	535,000	564,735
Pennsylvania Higher Educational Facilities Authority,
Fortier II LLC, Revenue Bonds Series A, Insured: RADIAN 5.125%, due 4/1/33	220,000	220,488
Pennsylvania Higher Educational Facilities Authority,
Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	1,000,000	1,128,110
Pennsylvania Higher Educational Facilities Authority,
University of the Arts, Revenue Bonds
Series A, Insured: RADIAN 5.00%, due 9/15/33	150,000	147,323
Insured: RADIAN 5.75%, due 3/15/30	1,040,000	1,040,572
Philadelphia Authority for Industrial Development,
Discovery Charter School Project, Revenue Bonds 5.875%, due 4/1/32	480,000	521,736
Philadelphia Authority for Industrial Development,
First Philadelphia Charter, Revenue Bonds Series A 5.85%, due 8/15/37	1,650,000	1,684,303
Philadelphia Authority for Industrial Development,
New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,097,920

	Principal Amount	Value

Pennsylvania (continued)
Philadelphia Authority for Industrial Development,
Please Touch Museum Project, Revenue Bonds
4.25%, due 9/1/19	$605,000	$573,262
5.25%, due 9/1/26	1,500,000	1,455,420
5.25%, due 9/1/36	1,125,000	1,044,169
Philadelphia Authority Industrial Development,
Please Touch Museum Project, Revenue Bonds 5.25%, due 9/1/31	2,425,000	2,297,105
Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System, Revenue Bonds Series A 5.625%, due 7/1/42	11,800,000	12,554,374
Susquehanna Area Regional Airport Authority,
Revenue Bonds
Series A, Insured: AMBAC 5.00%, due 1/1/28 (b)	170,000	165,062
Series B, Insured: AMBAC 5.00%, due 1/1/33	270,000	270,024
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,422,336
York General Authority, York City Recreation Corp., Revenue Bonds
Insured: AMBAC 5.50%, due 5/1/15	655,000	665,094
Insured: AMBAC 5.50%, due 5/1/18	1,475,000	1,493,452
York, Unlimited General Obligation 7.25%, due 11/15/41	1,370,000	1,599,543

		58,932,671

Rhode Island 0.8%
Central Falls, Unlimited General Obligation Insured: AMBAC 4.05%, due 7/15/25	280,000	219,531
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: RADIAN (zero coupon), due 9/1/24	1,735,000	825,739
Series A, Insured: RADIAN (zero coupon), due 9/1/26	685,000	283,124
Series A, Insured: RADIAN (zero coupon), due 9/1/29	1,835,000	612,963

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Rhode Island (continued)
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation (continued)
Series A, Insured: RADIAN (zero coupon), due 9/1/30	$1,835,000	$570,263
Series A, Insured: RADIAN (zero coupon), due 9/1/32	1,500,000	406,695
Series A, Insured: RADIAN (zero coupon), due 9/1/35	280,000	59,623
Series A, Insured: RADIAN (zero coupon), due 9/1/36	345,000	67,868
Providence, Special Obligation, Tax Allocation Series E, Insured: RADIAN 5.00%, due 6/1/13	600,000	600,690
Rhode Island Health and Educational Building Corp.,
Public Schools Financing Program, Revenue Bonds Series B, Insured: AMBAC 5.00%, due 5/15/21	1,000,000	1,021,740
Tobacco Settlement Financing Corp., Asset-Backed, Revenue Bonds Series A 6.125%, due 6/1/32	205,000	209,098
Woonsocket, Unlimited General Obligation
Insured: FGIC, NATL-RE 5.75%, due 10/1/14	520,000	519,969
Insured: FGIC, NATL-RE 5.75%, due 10/1/15	500,000	498,650
Insured: FGIC, NATL-RE 5.75%, due 10/1/16	530,000	523,592
Insured: FGIC, NATL-RE 6.00%, due 10/1/17	1,200,000	1,189,884
Insured: FGIC, NATL-RE 6.00%, due 10/1/18	695,000	684,791

		8,294,220

South Carolina 0.2%
Richland County, Benedict College Project, Revenue Bonds Insured: NATL-RE FGIC 5.125%, due 1/1/28	100,000	100,133
Richland County, Educational Facilities Revenue,
Benedict College Project, Revenue Bonds Insured: RADIAN 5.75%, due 7/1/19	130,000	130,023
South Carolina Educational Facilities Authority,
Benedict College, Revenue Bonds Insured: RADIAN 5.625%, due 7/1/31	755,000	737,469

	Principal Amount	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Conway Hospital Inc. Project, Revenue Bonds Insured: RADIAN 4.00%, due 7/1/37	$1,000,000	$996,070

		1,963,695

Tennessee 0.2%
Blount County Public Building Authority, Revenue Bonds Series A, Insured: MUN GOVT GTD 0.56%, due 6/1/32 (e)	500,000	500,000
Chattanooga Health Educational & Housing Facility Board, CDFI Phace I LLC, Revenue Bonds
Series A 5.125%, due 10/1/35 (a)	100,000	101,687
Series B 6.00%, due 10/1/35	500,000	516,540
Montgomery County Public Building Authority,
Tennessee County Loan Pool, Revenue Bonds 0.30%, due 7/1/38 (e)	50,000	50,000
Montgomery County Public Building Authority,
Chattanooga Health Education, Tennesse County Loan Pool, Revenue Bonds 0.30%, due 2/1/36 (e)	765,000	765,000
Sevier County Public Building Authority, Government Public Improvement, Revenue Bonds Series A, Insured: MUN GOVT GTD 0.79%, due 6/1/36 (e)	600,000	600,000

		2,533,227

Texas 8.1%
Austin Convention Enterprises, Inc., Revenue Bonds
Series A, Insured: XLCA 4.30%, due 1/1/33 (a)	130,000	127,330
Series A, Insured: XLCA 5.00%, due 1/1/34	8,245,000	8,537,285
Series A, Insured: XLCA 5.25%, due 1/1/24	1,500,000	1,602,975
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,655,000	1,066,945
(zero coupon), due 1/1/33	205,000	70,828
(zero coupon), due 1/1/34	3,275,000	1,062,410
(zero coupon), due 1/1/35	3,700,000	1,113,330
(zero coupon), due 1/1/36	2,000,000	564,940
(zero coupon), due 1/1/39	3,500,000	832,965
6.75%, due 1/1/41	7,500,000	8,669,775

26	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds 5.75%, due 8/15/41	$1,750,000	$1,935,307
♦Harris County-Houston Sports Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 11/15/13	215,000	203,549
Series B, Insured: NATL-RE (zero coupon), due 11/15/15	1,350,000	1,147,068
Series B, Insured: NATL-RE (zero coupon), due 11/15/16	180,000	144,851
Series B, Insured: NATL-RE (zero coupon), due 11/15/18	850,000	613,139
Series G, Insured: NATL-RE (zero coupon), due 11/15/18	325,000	238,647
Series B, Insured: NATL-RE (zero coupon), due 11/15/20	285,000	184,221
Series B, Insured: NATL-RE (zero coupon), due 11/15/22	2,565,000	1,475,465
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	530,000	271,477
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	380,000	174,048
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	605,000	234,129
Series H, Insured: NATL-RE (zero coupon), due 11/15/30	425,000	155,015
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	340,000	108,756
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	81,095
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	590,000	177,873
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	160,000	48,803
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/34	830,000	235,521
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	1,535,000	474,238
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,365,000	301,105
Series A, Insured: NATL-RE (zero coupon), due 11/15/38	31,120,000	7,318,179
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,165,000	241,411
Series A, Insured: NATL-RE (zero coupon), due 11/15/40	515,000	105,137
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	835,000	162,508

	Principal Amount	Value

Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds (continued)
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	$700,000	$127,932
Series G, Insured: NATL-RE 5.25%, due 11/15/21	110,000	110,150
Series B, Insured: NATL-RE 5.25%, due 11/15/40	1,720,000	1,719,966
Series G, Insured: NATL-RE 5.375%, due 11/15/41	145,000	145,199
Harris County-Houston Sports Authority, Texas Higher Education Finance Corp., Revenue Bonds Series A 5.00%, due 11/15/28	505,000	505,207
Houston Airport System Revenue, Special Facilities Continental Airlines, Revenue Bonds
Series C 6.125%, due 7/15/27 (b)	480,000	479,971
Series B 6.125%, due 7/15/27 (b)	175,000	174,990
Series A 6.625%, due 7/15/38 (b)	1,000,000	1,123,980
Series E 6.75%, due 7/1/21 (b)	755,000	757,824
Series E 7.00%, due 7/1/29 (b)	500,000	502,125
Houston Higher Education Finance Corp., Revenue Bonds
Series A 6.00%, due 8/15/36	675,000	722,540
Series A 6.00%, due 8/15/41	940,000	998,083
Houston Higher Education Finance Corp., Revenue Bonds (continued)
Series A 6.875%, due 5/15/41	1,700,000	2,173,790
Love Field Airport Modernization Corp., Southwest Airlines Co. Project, Revenue Bonds 5.00%, due 11/1/28 (b)	2,000,000	2,161,800
North Texas Education Finance Corp., Revenue Bonds Series A 5.25%, due 12/1/47	7,255,000	7,761,979
San Juan, Texas Higher Education Finance Authority,
Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,000,000	1,165,260

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	$3,080,000	$3,810,884
7.50%, due 6/30/33	750,000	964,725
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	3,050,000	3,708,098
Texas State Public Finance Authority Charter School Finance Corp., Cosmos Foundation, Revenue Bonds Series A 5.375%, due 2/15/37	500,000	524,875
Texas State Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds Series A 6.25%, due 9/1/36	1,300,000	1,331,057
Texas State Turnpike Authority, Central Texas System, Revenue Bonds Insured: AMBAC (zero coupon), due 8/15/37	155,000	35,373
Texas State Turnpike Authority, First Tier, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 8/15/42	5,325,000	5,359,879
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	1,000,000	1,178,410
Tyler Health Facilities Development Corp., Revenue Bonds Series A 5.375%, due 11/1/37	5,250,000	5,607,315

		82,831,737

Utah 0.2%
Santa Clara Municipal Building Authority, Revenue Bonds Insured: AGC-ICC 4.125%, due 2/1/28 (c)	800,000	800,168
Utah State Charter School Finance Authority,
Da Vinci Academy, Revenue Bonds Series A 7.75%, due 3/15/39	950,000	1,086,648

	Principal Amount	Value

Utah (continued)
Utah State Charter School Finance Authority,
North Star Academy, Revenue Bonds Series A 7.00%, due 7/15/45	$600,000	$684,960

		2,571,776

Vermont 1.1%
Vermont Economic Development Authority, Mortgage Revenue, Wake Robin Corp. Project,
Revenue Bonds Series B 1.00%, due 5/1/29 (e)	10,765,000	10,765,000
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services,
Revenue Bonds
Series A, Insured: RADIAN 4.75%, due 8/15/36 (a)	450,000	385,268
Series A, Insured: RADIAN 5.75%, due 2/15/37	140,000	141,849
Vermont Educational & Health Buildings Financing Agency,
Landmark College Project, Revenue Bonds Series A, Insured: RADIAN 5.00%, due 7/1/34	200,000	177,238

		11,469,355

Virginia 3.1%
Capital Beltway Funding Corporation of Virginia,
Revenue Bonds Series B 3.85%, due 12/31/47 (e)	10,795,000	10,795,000
Chesterfield County Economic Development Authority, Capital Beltway Funding Corp., First Mortgage Brandemill Wood Project,
Revenue Bonds 5.125%, due 1/1/43 (a)	1,000,000	1,003,050
Stafford County & Staunton Industrial Development Authority, Chesterfield County Economic Development, Revenue Bonds Series B, Insured: XLCA 5.00%, due 8/1/37	9,775,000	10,127,095
Virginia Small Business Financing Authority,
Elizabeth River, Revenue Bonds
5.50%, due 1/1/42 (b)	7,300,000	8,028,905
6.00%, due 1/1/37 (b)	1,300,000	1,499,901

		31,453,951

28	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Washington 1.4%
Grant County Public Hospital District No. 3, Columbia Basin Hospital, Unlimited General Obligation
5.25%, due 12/1/29	$1,150,000	$1,224,623
5.50%, due 12/1/36	2,000,000	2,133,040
Greater Wenatchee Regional Events, Center Public Facilities District, Revenue Bonds
Series A 5.00%, due 9/1/27	1,000,000	1,007,660
Series A 5.25%, due 9/1/32	1,000,000	1,004,500
Series A 5.50%, due 9/1/42	2,500,000	2,511,100
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	1,000,000	1,109,070
Port of Seattle Industrial Development Corp.,
King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (b)	2,000,000	2,021,460
Tobacco Settlement Authority of Washington,
Asset-Backed, Revenue Bonds 6.625%, due 6/1/32	115,000	119,888
Washington Health Care Facilities Authority,
Kadlec Regional Medical Center, Revenue Bonds 5.00%, due 12/1/42	3,300,000	3,405,633

		14,536,974

West Virginia 0.6%
Brooke County, Bethany College, Revenue Bonds Series A 6.75%, due 10/1/37	2,500,000	2,924,750
Ohio County Building Commission, Brooke County,
Wheeling Jesuit University Project, Revenue Bonds Series B 5.25%, due 6/1/15	525,000	541,065
Ohio County, Fort Henry Economic Opportunity,
Revenue Bonds 5.75%, due 3/1/36	400,000	428,968
Ohio County, Wheeling Jesuit, Revenue Bonds Series A 5.50%, due 6/1/36	2,705,000	2,669,673

		6,564,456

	Principal Amount	Value

Wisconsin 0.5%
Menasha, Unlimited General Obligation 4.40%, due 9/1/17	$100,000	$30,195,707
Public Finance Authority Revenue, Continuing Care Retirement Community Revenue,
Glenridge Palmer Ranch, Revenue Bonds Series A 8.25%, due 6/1/46	1,000,000	1,193,300
Public Finance Authority, Charter School Revenue, Explore Knowledge Foundation Project, Revenue Bonds
Series A 5.75%, due 7/15/32	1,820,000	1,874,400
Series A 6.00%, due 7/15/42	1,165,000	1,186,319
Warrens, Unlimited General Obligation 4.70%, due 12/1/19	120,000	102,070
Wisconsin Health & Educational Facilities Authority,
Revenue Bonds Series A 0.45%, due 5/1/25 (e)	300,000	300,000

		4,751,796

Wyoming 0.2%
West Park Hospital District, West Park Hospital Project, Revenue Bonds Series B 6.50%, due 6/1/27 (a)	500,000	599,730
Wyoming Community Development Authority,
Student Housing, Revenue Bonds 6.50%, due 7/1/43	930,000	1,033,277

		1,633,007

Total Municipal Bonds (Cost $896,629,486)		965,801,872

Unaffiliated Investment Companies 3.8%
California 0.1%
BlackRock MuniYield California Insured Fund, Inc.	15,810	263,394
Nuveen California Municipal Market Opportunity Fund	19,557	322,104

		585,498

Michigan 0.0%‡
Nuveen Michigan Premium Income Fund	1,405	21,736
Nuveen Michigan Quality Income	23,148	368,979

		390,715

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Unaffiliated Investment Companies (continued)
Multi-State 3.6%
♦iShares S&P National Municipal Bond Fund	$166,963	$18,741,597
♦Market Vectors High Yield Municipal Index ETF	530,000	17,548,300
SPDR Nuveen S&P High Yield Municipal Bond ETF	18,000	1,045,980

		37,335,877

New York 0.0%‡
Nuveen New York Dividend Advantage Municipal Fund	620	9,734

Pennsylvania 0.1%
Nuveen Pennsylvania Investment Quality Municipal Fund	7,206	118,683
Nuveen Pennsylvania Premium Income Municipal Fund 2	20,000	303,400

		422,083

Total Unaffiliated Investment Companies (Cost $37,368,799)		38,743,907

Total Investments (Cost $933,998,285) (f)	97.8%	1,004,545,779
Other Assets, Less Liabilities	2.2	22,201,764
Net Assets	100.0%	$1,026,747,543

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of October 31, 2012.

(b)	Interest on these securities is subject to alternative minimum tax.

(c)	Illiquid security. The total market value of these securities as of October 31, 2012 is $1,870,158, which represents 0.2% of the Fund’s net assets.

(d)	Issue in default.

(e)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of October 31, 2012.

(f)	As of October 31, 2012, cost is $934,011,852 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$71,907,282
Gross unrealized depreciation	(1,373,355)

Net unrealized appreciation	$70,533,927

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.
AGC-ICC—Assured Guaranty Corporation—Insured Custody Certificates
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
CIFG—CIFG Group
ETF—Exchange Traded Fund
FGIC—Financial Guaranty Insurance Co.
GTY—Assured Guaranty Corp.
MUN GOVT GTD—Municipal Government Guaranteed
NATL-RE—National Public Finance Guarantee Corp.
RADIAN—Radian Asset Assurance, Inc.
SPDR—Standard & Poor’s Depositary Receipt
XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$965,801,872	$—	$965,801,872
Unaffiliated Investment Companies	38,743,907	—	—	38,743,907

Total Investments in Securities	$38,743,907	$965,801,872	$—	$1,004,545,779

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

30	MainStay High Yield Municipal Bond Fund

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $933,998,285)	$1,004,545,779
Cash	740,820
Receivables:
Dividends and interest	13,199,417
Fund shares sold	12,936,976
Other assets	62,307

Total assets	1,031,485,299

Liabilities
Payables:
Investment securities purchased	2,048,942
Fund shares redeemed	621,989
Manager (See Note 3)	364,753
NYLIFE Distributors (See Note 3)	276,759
Transfer agent (See Note 3)	146,772
Professional fees	25,929
Shareholder communication	21,879
Custodian	5,158
Trustees	2,984
Accrued expenses	6,084
Dividend payable	1,216,507

Total liabilities	4,737,756

Net assets	$1,026,747,543

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$86,184
Additional paid-in capital	953,709,631

953,795,815
Distributions in excess of net investment income	(94,043)
Accumulated net realized gain (loss) on investments	2,498,277
Net unrealized appreciation (depreciation) on investments	70,547,494

Net assets	$1,026,747,543

Investor Class
Net assets applicable to outstanding shares	$1,901,521

Shares of beneficial interest outstanding	159,752

Net asset value per share outstanding	$11.90
Maximum sales charge (4.50% of offering price)	0.56

Maximum offering price per share outstanding	$12.46

Class A
Net assets applicable to outstanding shares	$489,758,522

Shares of beneficial interest outstanding	41,093,098

Net asset value per share outstanding	$11.92
Maximum sales charge (4.50% of offering price)	0.56

Maximum offering price per share outstanding	$12.48

Class C
Net assets applicable to outstanding shares	$213,252,639

Shares of beneficial interest outstanding	17,934,724

Net asset value and offering price per share outstanding	$11.89

Class I
Net assets applicable to outstanding shares	$321,834,861

Shares of beneficial interest outstanding	26,996,100

Net asset value and offering price per share outstanding	$11.92

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Interest	$32,497,526
Dividends	948,469

Total income	33,445,995

Expenses
Manager (See Note 3)	3,512,588
Distribution/Service—Investor Class (See Note 3)	3,774
Distribution/Service—Class A (See Note 3)	801,069
Distribution/Service—Class C (See Note 3)	1,257,828
Transfer agent (See Note 3)	406,092
Registration	115,848
Professional fees	76,972
Shareholder communication	53,385
Custodian	28,707
Trustees	19,036
Miscellaneous	23,344

Total expenses before waiver/reimbursement	6,298,643
Expense waiver/reimbursement from Manager (See Note 3)	(380,025)

Net expenses	5,918,618

Net investment income (loss)	27,527,377

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	3,750,242
Net change in unrealized appreciation (depreciation) on investments	65,370,065

Net realized and unrealized gain (loss) on investments	69,120,307

Net increase (decrease) in net assets resulting from operations	$96,647,684

32	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$27,527,377	$6,727,397
Net realized gain (loss) on investments, futures transactions and investments from unaffiliated investment companies transactions	3,750,242	(1,251,965)
Net change in unrealized appreciation (depreciation) on investments	65,370,065	2,670,612

Net increase (decrease) in net assets resulting from operations	96,647,684	8,146,044

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(67,764)	(39,557)
Class A	(14,157,985)	(3,271,088)
Class C	(4,513,602)	(849,109)
Class I	(8,856,092)	(2,601,030)

	(27,595,443)	(6,760,784)

From net realized gain on investments:
Investor Class	—	(1,870)
Class A	—	(68,664)
Class C	—	(19,909)
Class I	—	(141,212)

	—	(231,655)

Total dividends and distributions to shareholders	(27,595,443)	(6,992,439)

Capital share transactions:
Net proceeds from sale of shares	874,386,468	255,353,011
Net asset value of shares issued to shareholders in reinvestment of dividends	17,116,287	4,695,665
Cost of shares redeemed	(190,804,415)	(78,063,267)

Increase (decrease) in net assets derived from capital share transactions	700,698,340	181,985,409

Net increase (decrease) in net assets	769,750,581	183,139,014

Net Assets
Beginning of year	256,996,962	73,857,948

End of year	$1,026,747,543	$256,996,962

Distributions in excess of net investment income at end of period	$(94,043)	$(25,977)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,		March 31, 2010** through October 31,
	2012	2011	2010
Net asset value at beginning of period	$10.57	$10.75	$10.00

Net investment income (loss)	0.51 (a)	0.57 (a)	0.27
Net realized and unrealized gain (loss) on investments	1.33	(0.17)	0.75

Total from investment operations	1.84	0.40	1.02

Less dividends and distributions:
From net investment income	(0.51)	(0.55)	(0.27)
From net realized gain on investments	—	(0.03)	—

Total dividends and distributions	(0.51)	(0.58)	(0.27)

Net asset value at end of period	$11.90	$10.57	$10.75

Total investment return (b)	17.80%	4.03%	10.32	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.48%	5.58%	5.03	%††
Net expenses	0.87%	0.90%	1.00	%††
Expenses (before waiver/reimbursement)	0.93%	1.09%	1.73	%††
Portfolio turnover rate	117%	154%	163%
Net assets at end of period (in 000’s)	$1,902	$989	$598

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

34	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,		March 31, 2010** through October 31,
	2012	2011	2010
Net asset value at beginning of period	$10.58	$10.77	$10.00

Net investment income (loss)	0.50 (a)	0.58 (a)	0.27
Net realized and unrealized gain (loss) on investments	1.35	(0.19)	0.78

Total from investment operations	1.85	0.39	1.05

Less dividends and distributions:
From net investment income	(0.51)	(0.55)	(0.28)
From net realized gain on investments	—	(0.03)	—

Total dividends and distributions	(0.51)	(0.58)	(0.28)

Net asset value at end of period	$11.92	$10.58	$10.77

Total investment return (b)	17.89%	4.00%	10.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.41%	5.58%	5.20	%††
Net expenses	0.85%	0.85%	0.85	%††
Expenses (before waiver/reimbursement)	0.91%	1.04%	1.58	%††
Portfolio turnover rate	117%	154%	163%
Net assets at end of period (in 000’s)	$489,759	$150,071	$23,062

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,		March 31, 2010** through October 31,
	2012	2011	2010
Net asset value at beginning of period	$10.56	$10.75	$10.00

Net investment income (loss)	0.41 (a)	0.50 (a)	0.22
Net realized and unrealized gain (loss) on investments	1.34	(0.18)	0.77

Total from investment operations	1.75	0.32	0.99

Less dividends and distributions:
From net investment income	(0.42)	(0.48)	(0.24)
From net realized gain on investments	—	(0.03)	—

Total dividends and distributions	(0.42)	(0.51)	(0.24)

Net asset value at end of period	$11.89	$10.56	$10.75

Total investment return (b)	16.90%	3.22%	9.96	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.58%	4.79%	4.33	%††
Net expenses	1.61%	1.65%	1.75	%††
Expenses (before waiver/reimbursement)	1.67%	1.84%	2.48	%††
Portfolio turnover rate	117%	154%	163%
Net assets at end of period (in 000’s)	$213,253	$45,632	$5,477

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

36	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,		March 31, 2010** through October 31,
	2012	2011	2010
Net asset value at beginning of period	$10.58	$10.77	$10.00

Net investment income (loss)	0.53 (a)	0.60 (a)	0.29
Net realized and unrealized gain (loss) on investments	1.35	(0.18)	0.76

Total from investment operations	1.88	0.42	1.05

Less dividends and distributions:
From net investment income	(0.54)	(0.58)	(0.28)
From net realized gain on investments	—	(0.03)	—

Total dividends and distributions	(0.54)	(0.61)	(0.28)

Net asset value at end of period	$11.92	$10.58	$10.77

Total investment return (b)	18.19%	4.21%	10.66	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.62%	5.88%	5.26	%††
Net expenses	0.60%	0.60%	0.60	%††
Expenses (before waiver/reimbursement)	0.66%	0.79%	1.33	%††
Portfolio turnover rate	117%	154%	163%
Net assets at end of period (in 000’s)	$321,835	$60,305	$44,720

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	37

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay High Yield Municipal Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares commenced operations on March 31, 2010. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares, and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of

38	MainStay High Yield Municipal Bond Fund

unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject

mainstayinvestments.com	39

Notes to Financial Statements (continued)

to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income, if any, at least daily and pays them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP. Prior to January 1, 2012, the Fund declared and paid dividends from net investment income monthly.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of October 31, 2012, the Fund did not hold any futures contracts.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that

40	MainStay High Yield Municipal Bond Fund

may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.55% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.85% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $3,512,588 and waived its fees and/or reimbursed expenses in the amount of $380,025.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $6,633 and $355,651, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $41,040, $439 and $23,819, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$1,146
Class A	191,876
Class C	95,477
Class I	117,593

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

mainstayinvestments.com	41

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$852,660	$1,122,464	$1,659,184	$(1,216,507)	$70,533,927	$72,951,728

The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to dividends payable.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund utilized $1,247,011 of capital loss carry forwards during the year ended October 31, 2012.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$1,243,308	$729,862
Exempt Interest Dividends	26,352,135	6,262,577
Total	$27,595,443	$6,992,439

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds

Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $1,425,567 and $744,740, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Period ended October 31, 2012:
Shares sold	168,686	$1,914,878
Shares issued to shareholders in reinvestment of dividends	5,590	63,654
Shares redeemed	(36,778)	(418,446)

Net increase (decrease) in shares outstanding before conversion	137,498	1,560,086
Shares converted into Investor Class (See Note 1)	9,396	108,509
Shares converted from Investor Class (See Note 1)	(80,732)	(926,709)

Net increase (decrease)	66,162	$741,886

Year ended October 31, 2011:
Shares sold	63,084	$651,137
Shares issued to shareholders in reinvestment of dividends and distributions	3,766	38,468
Shares redeemed	(25,522)	(260,066)

Net increase (decrease) in shares outstanding before conversion	41,328	429,539
Shares converted into Investor Class (See Note 1)	15,540	160,097
Shares converted from Investor Class (See Note 1)	(18,929)	(194,327)

Net increase (decrease)	37,939	$395,309

42	MainStay High Yield Municipal Bond Fund

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	35,527,707	$402,633,010
Shares issued to shareholders in reinvestment of dividends	834,193	9,546,677
Shares redeemed	(9,522,150)	(108,475,009)

Net increase (decrease) in shares outstanding before conversion	26,839,750	303,704,678
Shares converted into Class A (See Note 1)	80,650	926,709
Shares converted from Class A (See Note 1)	(9,387)	(108,509)

Net increase (decrease)	26,911,013	$304,522,878

Year ended October 31, 2011:
Shares sold	13,927,732	$144,855,630
Shares issued to shareholders in reinvestment of dividends and distributions	210,698	2,185,544
Shares redeemed	(2,101,386)	(21,804,649)

Net increase (decrease) in shares outstanding before conversion	12,037,044	125,236,525
Shares converted into Class A (See Note 1)	18,905	194,327
Shares converted from Class A (See Note 1)	(15,518)	(160,097)

Net increase (decrease)	12,040,431	$125,270,755

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	14,346,472	$162,599,673
Shares issued to shareholders in reinvestment of dividends	235,715	2,707,769
Shares redeemed	(970,105)	(11,178,175)

Net increase (decrease)	13,612,082	$154,129,267

Year ended October 31, 2011:
Shares sold	4,037,832	$41,846,270
Shares issued to shareholders in reinvestment of dividends and distributions	42,085	435,529
Shares redeemed	(266,817)	(2,722,001)

Net increase (decrease)	3,813,100	$39,559,798

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	27,054,577	$307,238,907
Shares issued to shareholders in reinvestment of dividends	414,765	4,798,187
Shares redeemed	(6,171,160)	(70,732,785)

Net increase (decrease)	21,298,182	$241,304,309

Year ended October 31, 2011:
Shares sold	6,519,805	$67,999,974
Shares issued to shareholders in reinvestment of dividends and distributions	200,807	2,036,124
Shares redeemed	(5,175,747)	(53,276,551)

Net increase (decrease)	1,544,865	$16,759,547

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	43

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Municipal Bond Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and the period from March 31, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Municipal Bond Fund of MainStay Funds Trust as of October 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and the period from March 31, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

44	MainStay High Yield Municipal Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 95.5% of the ordinary income dividends paid during its fiscal year ended October 31, 2012 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX, once it is filed, will be available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q will be available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	45

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

46	MainStay High Yield Municipal Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	47

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

48	MainStay High Yield Municipal Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	49

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

50	MainStay High Yield Municipal Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	51

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

52	MainStay High Yield Municipal Bond Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	53

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28217 MS265-12	MSMHY11-12/12 NL0F5

MainStay ICAP Funds

Message from the President and Annual Report

October 31, 2012

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domestic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay ICAP Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7.36 13.61%	–1.93 –0.81%	6.82 7.43%	1.46 1.46%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7.67 13.93	–1.73 –0.61	6.93 7.54	1.18 1.18
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11.77 12.77	–1.56 –1.56	6.62 6.62	2.21 2.21
Class I Shares	No Sales Charge		14.23	–0.30	7.85	0.93
Class R1 Shares[4]	No Sales Charge		14.13	–0.39	7.75	1.03
Class R2 Shares[4]	No Sales Charge		13.82	–0.66	7.47	1.28
Class R3 Shares[4]	No Sales Charge		13.52	–0.90	7.21	1.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[5]	16.89%	–1.00%	7.34%
S&P 500® Index[6]	15.21	0.36	6.91
Average Lipper Large-Cap Value Fund[7]	14.08	–1.50	6.41

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. As of February 28, 2012, the Fund selected the Russell 1000® Value Index as its primary benchmark as a replacement for the S&P 500® Index. The Fund selected the Russell 1000® Value Index as its primary benchmark because it believes that this index is more reflective of its current investment style. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay ICAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,015.80	$7.25	$1,017.90	$7.25

Class A Shares	$1,000.00	$1,017.00	$5.98	$1,019.20	$5.99

Class C Shares	$1,000.00	$1,011.80	$11.02	$1,014.20	$11.04

Class I Shares	$1,000.00	$1,018.40	$4.57	$1,020.60	$4.57

Class R1 Shares	$1,000.00	$1,018.20	$5.02	$1,020.20	$5.03

Class R2 Shares	$1,000.00	$1,016.80	$6.49	$1,018.70	$6.50

Class R3 Shares	$1,000.00	$1,015.60	$7.75	$1,017.40	$7.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.43% for Investor Class, 1.18% for Class A, 2.18% for Class C, 0.90% for Class I, 0.99% for Class R1, 1.28% for Class R2 and 1.53% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	10.3%
Pharmaceuticals	10.2
Media	8.0
Diversified Financial Services	6.6
Software	4.5
Health Care Equipment & Supplies	4.3
Semiconductors & Semiconductor Equipment	4.1
Commercial Banks	4.0
Health Care Providers & Services	3.9
Wireless Telecommunication Services	3.9
Aerospace & Defense	3.8
Machinery	3.2
Consumer Finance	3.1
Industrial Conglomerates	3.0
Chemicals	2.9
Communications Equipment	2.9

Insurance	2.9%
Metals & Mining	2.3
Auto Components	2.1
Diversified Telecommunication Services	2.1
Energy Equipment & Services	2.0
Hotels, Restaurants & Leisure	1.7
Specialty Retail	1.5
Capital Markets	1.3
Containers & Packaging	1.1
Food Products	1.0
Beverages	0.9
IT Services	0.3
Short-Term Investment	1.2
Other Assets, Less Liabilities	0.9

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Time Warner, Inc.

2.	Pfizer, Inc.

3.	ExxonMobil Corp.

4.	Vodafone Group PLC, Sponsored ADR

5.	Honeywell International, Inc.
6.	Citigroup, Inc.

7.	Texas Instruments, Inc.

8.	Microsoft Corp.

9.	Viacom, Inc. Class B

10.	Capital One Financial Corp.

8	MainStay ICAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Equity Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay ICAP Equity Fund returned 13.61% for Investor Class shares, 13.93% for Class A shares and 12.77% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 14.23%, Class R1 shares returned 14.13%, Class R2 shares returned 13.82% and Class R3 shares returned 13.52%. Class I and Class R1 shares outperformed—and Investor Class, Class A, Class C, Class R2 and Class R3 shares underperformed—the 14.08% return of the average Lipper1 large-cap value fund for the same period. All share classes underperformed the 16.89% return of the Russell 1000® Value Index2 for the 12 months ended October 31, 2012. The Russell 1000® Value Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund in addition to those discussed in the semiannual report?

At a special meeting held on May 21, 2012, the Fund’s shareholders approved a change in the classification of the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy and amendments to each of the Fund’s fundamental investment restrictions. Effective May 25, 2012, the Fund’s objective became to seek total return.

Effective September 28, 2012, Thomas M. Cole became an additional portfolio manager for the Fund. Please refer to the Prospectus Supplement dated September 28, 2012, for additional information regarding Mr. Cole.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Favorable stock selection in the financials and energy sectors added to the Fund’s relative performance. Stock selection in the consumer discretionary and consumer staples sectors, however, detracted from the Fund’s relative performance. The Fund benefited by avoiding the utilities sector. An overweight position in the information technology sector detracted from the Fund’s performance relative to the Russell 1000® Value Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors that made the strongest positive contributions to the Fund’s performance relative to the

Russell 1000® Value Index were financials, energy and utilities. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the financials and energy sectors. The utilities sector provided weak results during the reporting period, and avoiding the sector benefited the Fund’s relative performance.

The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were information technology, consumer staples and telecommunication services. Stock selection was the primary driver in the consumer staples and telecommunication services sectors. An overweight position in the information technology sector detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were pharmaceutical company Pfizer, media company Time Warner and commercial and retail banking firm Wells Fargo. Pfizer advanced as investors approved of its plan to divest its nutritionals and animal-health businesses. Time Warner’s stock outpaced the Russell 1000® Value Index, as the company reported strong operational performance, returned cash to shareholders through increased dividends and stock buybacks, and announced that it expected growth in affiliate-fee revenue. Wells Fargo’s stock benefited from improved revenue and cost controls, along with successful integration of the company’s Wachovia acquisition. Wells Fargo increased its quarterly dividend by 83% during the reporting period. All three positions remained in the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included auto parts manufacturer Johnson Controls, money transfer servicer Western Union and oil and gas producer Occidental Petroleum. Johnson Controls suffered from a slowdown in European auto sales and from higher-than-expected costs for a product launch. Western Union underperformed the Russell 1000® Value Index after it announced that it intended to reduce prices and margins to preserve market share. Occidental Petroleum’s results were hampered by increased production costs and lowered their growth outlook. We trimmed the Fund’s position in Western Union, but all three holdings remained in the Fund at the end of the reporting period.

1.	See footnote on page 6 for more information about Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 1000® Value Index.

mainstayinvestments.com	9

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a position in diversified financial services firm Citigroup because we believed that the company’s investment spending would increase efficiency and generate global operating leverage. We also added a position in consumer finance company Capital One Financial. In our view, the integration of two recent acquisitions—ING Direct bank and the credit card portfolio of HSBC—could enhance Capital One’s long-term earnings power and enable the company’s management to return capital to shareholders. We also added diversified industrial conglomerate General Electric. We believed that strengthening orders and improving margins in the company’s energy business may increase General Electric’s earnings. We also believed that General Electric’s management would deploy cash in a shareholder-friendly manner.

We sold the Fund’s holdings in household and personal-care products company Procter & Gamble and food and beverage company PepsiCo. We sold both positions because we believed that other stocks had greater upside potential and were more attractive on a relative-valuation basis. We sold the Fund’s position in diversified health care firm Merck when the stock approached our target price and, in our view, showed limited upside potential.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its sector exposure relative to the Russell 1000® Value Index in the industrials and materials sectors. In industrials, the Fund went from an underweight position to an overweight position relative to the Russell 1000® Value Index. In materials, the Fund went from a slight underweight position to an overweight position relative to the Index.

During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in consumer staples and energy. In consumer staples, the Fund went from an overweight position to an underweight position relative to the Index. In energy, the Fund moved from an underweight position to a more substantially underweight position relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the health care and information technology sectors. As of the same date, the Fund was most significantly underweight relative to the Index in financials and utilities. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay ICAP Equity Fund

Portfolio of Investments October 31, 2012

	Shares	Value

Common Stocks 97.9%†
Aerospace & Defense 3.8%
♦Honeywell International, Inc.	544,675	$33,355,897

Auto Components 2.1%
Johnson Controls, Inc.	712,521	18,347,416

Beverages 0.9%
Coca-Cola Co. (The)	214,262	7,966,261

Capital Markets 1.3%
BlackRock, Inc.	60,394	11,455,534

Chemicals 2.9%
Monsanto Co.	297,769	25,628,978

Commercial Banks 4.0%
BB&T Corp.	572,265	16,567,072
Wells Fargo & Co.	554,206	18,671,200

		35,238,272

Communications Equipment 2.9%
Cisco Systems, Inc.	1,471,850	25,227,509

Consumer Finance 3.1%
♦Capital One Financial Corp.	456,550	27,470,614

Containers & Packaging 1.1%
Owens-Illinois, Inc. (a)	477,791	9,312,147

Diversified Financial Services 6.6%
♦Citigroup, Inc.	883,800	33,045,282
JPMorgan Chase & Co.	593,750	24,747,500

		57,792,782

Diversified Telecommunication Services 2.1%
BCE, Inc.	430,749	18,806,501

Energy Equipment & Services 2.0%
Halliburton Co.	554,000	17,888,660

Food Products 1.0%
Archer-Daniels-Midland Co.	315,700	8,473,388

	Shares	Value

Health Care Equipment & Supplies 4.3%
Baxter International, Inc.	310,700	$19,459,141
Covidien PLC	335,606	18,441,550

		37,900,691

Health Care Providers & Services 3.9%
McKesson Corp.	160,850	15,008,913
UnitedHealth Group, Inc.	341,600	19,129,600

		34,138,513

Hotels, Restaurants & Leisure 1.7%
McDonald’s Corp.	169,750	14,734,300

Industrial Conglomerates 3.0%
General Electric Co.	1,275,300	26,857,818

Insurance 2.9%
ACE, Ltd.	222,141	17,471,389
MetLife, Inc.	231,526	8,216,858

		25,688,247

IT Services 0.3%
Western Union Co. (The)	217,650	2,764,155

Machinery 3.2%
Cummins, Inc.	156,200	14,617,196
Stanley Black & Decker, Inc.	194,000	13,444,200

		28,061,396

Media 8.0%
♦Time Warner, Inc.	963,413	41,860,295
♦Viacom, Inc. Class B	553,334	28,369,434

		70,229,729

Metals & Mining 2.3%
Barrick Gold Corp.	510,700	20,683,350

Oil, Gas & Consumable Fuels 10.3%
Encana Corp.	617,850	13,932,518
♦ExxonMobil Corp.	382,550	34,877,083
Occidental Petroleum Corp.	249,263	19,681,806
Phillips 66	165,500	7,804,980
Southwestern Energy Co. (a)	418,650	14,527,155

		90,823,542

Pharmaceuticals 10.2%
Johnson & Johnson	346,950	24,570,999
Novartis A.G., ADR (b)	397,600	24,038,896
♦Pfizer, Inc.	1,662,570	41,348,116

		89,958,011

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment 4.1%
Applied Materials, Inc.	286,300	$3,034,780
♦Texas Instruments, Inc.	1,176,288	33,041,930

		36,076,710

Software 4.5%
Adobe Systems, Inc. (a)	317,300	10,788,200
♦Microsoft Corp.	1,016,752	29,013,018

		39,801,218

Specialty Retail 1.5%
Lowe’s Cos., Inc.	400,200	12,958,476

Wireless Telecommunication Services 3.9%
♦Vodafone Group PLC, Sponsored ADR (b)	1,248,176	33,975,351

Total Common Stocks (Cost $702,597,973)		861,615,466

	Principal Amount	Value

Short-Term Investment 1.2%
Repurchase Agreement 1.2%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $10,834,772 (Collateralized by a Federal National Mortgage Association security with a rate of 0.75% and a maturity date of 6/4/15, with a Principal Amount of $11,010,000 and a Market Value of $11,054,844)	$10,834,769	$10,834,769

Total Short-Term Investment (Cost $10,834,769)		10,834,769

Total Investments (Cost $713,432,742) (c)	99.1%	872,450,235
Other Assets, Less Liabilities	0.9	7,811,531
Net Assets	100.0%	$880,261,766

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of October 31, 2012, cost is $726,855,504 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$152,643,699
Gross unrealized depreciation	(7,048,968)

Net unrealized appreciation	$145,594,731

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$861,615,466	$—	$—	$861,615,466
Short-Term Investment
Repurchase Agreement	—	10,834,769	—	10,834,769

Total Investments in Securities	$861,615,466	$10,834,769	$—	$872,450,235

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $713,432,742)	$872,450,235
Receivables:
Investment securities sold	10,239,795
Fund shares sold	1,090,336
Dividends and interest	567,359
Other assets	34,133

Total assets	884,381,858

Liabilities
Payables:
Investment securities purchased	2,683,983
Manager (See Note 3)	590,114
Fund shares redeemed	493,304
Transfer agent (See Note 3)	222,161
Shareholder communication	67,500
Professional fees	29,726
NYLIFE Distributors (See Note 3)	20,537
Trustees	2,775
Custodian	2,127
Accrued expenses	7,865

Total liabilities	4,120,092

Net assets	$880,261,766

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,309
Additional paid-in capital	875,898,171

875,920,480
Undistributed net investment income	351,428
Accumulated net realized gain (loss) on investments and foreign currency transactions	(155,027,635)
Net unrealized appreciation (depreciation) on investments	159,017,493

Net assets	$880,261,766

Investor Class
Net assets applicable to outstanding shares	$11,979,333

Shares of beneficial interest outstanding	304,480

Net asset value per share outstanding	$39.34
Maximum sales charge (5.50% of offering price)	2.29

Maximum offering price per share outstanding	$41.63

Class A
Net assets applicable to outstanding shares	$29,808,611

Shares of beneficial interest outstanding	756,458

Net asset value per share outstanding	$39.41
Maximum sales charge (5.50% of offering price)	2.29

Maximum offering price per share outstanding	$41.70

Class C
Net assets applicable to outstanding shares	$8,620,373

Shares of beneficial interest outstanding	221,206

Net asset value and offering price per share outstanding	$38.97

Class I
Net assets applicable to outstanding shares	$809,605,442

Shares of beneficial interest outstanding	20,513,330

Net asset value and offering price per share outstanding	$39.47

Class R1
Net assets applicable to outstanding shares	$4,657,882

Shares of beneficial interest outstanding	117,965

Net asset value and offering price per share outstanding	$39.49

Class R2
Net assets applicable to outstanding shares	$12,618,060

Shares of beneficial interest outstanding	320,235

Net asset value and offering price per share outstanding	$39.40

Class R3
Net assets applicable to outstanding shares	$2,972,065

Shares of beneficial interest outstanding	75,583

Net asset value and offering price per share outstanding	$39.32

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$24,178,045
Interest	2,802

Total income	24,180,847

Expenses
Manager (See Note 3)	7,375,241
Transfer agent (See Note 3)	781,276
Distribution/Service—Investor Class (See Note 3)	29,670
Distribution/Service—Class A (See Note 3)	74,411
Distribution/Service—Class C (See Note 3)	84,234
Distribution/Service—Class R2 (See Note 3)	24,076
Distribution/Service—Class R3 (See Note 3)	14,060
Shareholder communication	127,837
Registration	91,062
Professional fees	72,542
Trustees	25,271
Shareholder service (See Note 3)	16,778
Custodian	12,648
Miscellaneous	48,796

Total expenses before waiver/reimbursement	8,777,902
Expense waiver/reimbursement from Manager (See Note 3)	(171,620)

Net expenses	8,606,282

Net investment income (loss)	15,574,565

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	44,750,895
Foreign currency transactions	2,031

Net realized gain (loss) on investments and foreign currency transactions	44,752,926

Net change in unrealized appreciation (depreciation) on investments	60,045,827

Net realized and unrealized gain (loss) on investments and foreign currency transactions	104,798,753

Net increase (decrease) in net assets resulting from operations	$120,373,318

(a)	Dividends recorded net of foreign withholding taxes in the amount of $377,383.

14	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,574,565	$12,162,275
Net realized gain (loss) on investments and foreign currency transactions (a)	44,752,926	68,280,811
Net change in unrealized appreciation (depreciation) on investments	60,045,827	(32,010,667)

Net increase (decrease) in net assets resulting from operations	120,373,318	48,432,419

Dividends to shareholders:
From net investment income:
Investor Class	(144,668)	(117,006)
Class A	(430,657)	(387,274)
Class C	(58,590)	(25,833)
Class I	(14,782,823)	(11,377,342)
Class R1	(72,230)	(52,227)
Class R2	(125,932)	(64,883)
Class R3	(34,666)	(23,374)

Total dividends to shareholders	(15,649,566)	(12,047,939)

Capital share transactions:
Net proceeds from sale of shares	336,499,969	267,191,470
Net asset value of shares issued to shareholders in reinvestment of dividends	15,241,083	11,654,741
Cost of shares redeemed (b)	(362,347,043)	(383,522,536)

Increase (decrease) in net assets derived from capital share transactions	(10,605,991)	(104,676,325)

Net increase (decrease) in net assets	94,117,761	(68,291,845)

Net Assets
Beginning of year	786,144,005	854,435,850

End of year	$880,261,766	$786,144,005

Undistributed net investment income at end of year	$351,428	$424,398

(a)	Includes realized gains of $21,152,510 due to in-kind redemptions during the year ended October 31, 2011. (See Note 10)

(b)	Includes in-kind redemptions in the amount of $97,079,910 during the year ended October 31, 2011. (See Note 10).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				April 29, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$35.05	$33.81	$29.89	$26.95	$39.51

Net investment income (loss)	0.46 (a)	0.37 (a)	0.22 (a)	0.32 (a)	0.27
Net realized and unrealized gain (loss) on investments	4.30	1.22	3.95	3.15	(12.55)

Total from investment operations	4.76	1.59	4.17	3.47	(12.28)

Less dividends:
From net investment income	(0.47)	(0.35)	(0.25)	(0.53)	(0.28)

Net asset value at end of period	$39.34	$35.05	$33.81	$29.89	$26.95

Total investment return (b)	13.61%	4.67%	14.02%	13.32%	(31.24	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	1.01%	0.69%	1.24%	1.54	% ††
Net expenses	1.43%	1.46%	1.56%	1.29%	1.19	% ††
Expenses (before waiver/reimbursement)	1.43%	1.46%	1.56%	1.69%	1.61	% ††
Portfolio turnover rate	75%	74%	64%	93%	106%
Net assets at end of period (in 000’s)	$11,979	$11,633	$12,036	$11,465	$10,798

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

16	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$35.07	$33.84	$29.89	$26.93	$41.53		$45.01

Net investment income (loss)	0.55 (a)	0.49 (a)	0.34 (a)	0.35 (a)	0.42		0.66
Net realized and unrealized gain (loss) on investments	4.34	1.19	3.96	3.15	(14.59)		1.88

Total from investment operations	4.89	1.68	4.30	3.50	(14.17)		2.54

Less dividends and distributions:
From net investment income	(0.55)	(0.45)	(0.35)	(0.54)	(0.43)		(0.61)
From net realized gain on investments	—	—	—	—	—		(5.41)

Total dividends and distributions	(0.55)	(0.45)	(0.35)	(0.54)	(0.43)		(6.02)

Net asset value at end of period	$39.41	$35.07	$33.84	$29.89	$26.93		$41.53

Total investment return (b)	13.93%	4.94%	14.44%	13.46%	(34.38	%)(c)	5.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.46%	1.34%	1.08%	1.35%	1.38	% ††	1.22%
Net expenses	1.17%	1.18%	1.18%	1.18%	1.18	% ††	1.18%
Expenses (before waiver/reimbursement)	1.17%	1.18%	1.18%	1.26%	1.35	% ††	1.36%
Portfolio turnover rate	75%	74%	64%	93%	106%		71%
Net assets at end of period (in 000’s)	$29,809	$28,388	$24,138	$25,257	$21,826		$51,349

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,					January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010		2009	2008		2007
Net asset value at beginning of period	$34.78	$33.59	$29.78		$26.86	$41.43		$44.96

Net investment income (loss)	0.17 (a)	0.09 (a)	(0.02	)(a)	0.13 (a)	0.19		0.34
Net realized and unrealized gain (loss) on investments	4.28	1.21	3.93		3.13	(14.55)		1.85

Total from investment operations	4.45	1.30	3.91		3.26	(14.36)		2.19

Less dividends and distributions:
From net investment income	(0.26)	(0.11)	(0.10)		(0.34)	(0.21)		(0.31)
From net realized gain on investments	—	—	—		—	—		(5.41)

Total dividends and distributions	(0.26)	(0.11)	(0.10)		(0.34)	(0.21)		(5.72)

Net asset value at end of period	$38.97	$34.78	$33.59		$29.78	$26.86		$41.43

Total investment return (b)	12.77%	3.86%	13.15%		12.51%	(34.82	%)(c)	4.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44%	0.26%	(0.07%)		0.52%	0.65	% ††	0.49%
Net expenses	2.18%	2.21%	2.31%		2.04%	1.94	% ††	1.93%
Expenses (before waiver/reimbursement)	2.18%	2.21%	2.31%		2.44%	2.30	% ††	2.11%
Portfolio turnover rate	75%	74%	64%		93%	106%		71%
Net assets at end of period (in 000’s)	$8,620	$7,872	$6,825		$5,206	$4,996		$8,606

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$35.12	$33.89	$29.93	$26.97	$41.57		$45.03

Net investment income (loss)	0.65 (a)	0.57 (a)	0.43 (a)	0.45 (a)	0.54		0.77
Net realized and unrealized gain (loss) on investments	4.34	1.22	3.96	3.14	(14.62)		1.94

Total from investment operations	4.99	1.79	4.39	3.59	(14.08)		2.71

Less dividends and distributions:
From net investment income	(0.64)	(0.56)	(0.43)	(0.63)	(0.52)		(0.76)
From net realized gain on investments	—	—	—	—	—		(5.41)

Total dividends and distributions	(0.64)	(0.56)	(0.43)	(0.63)	(0.52)		(6.17)

Net asset value at end of period	$39.47	$35.12	$33.89	$29.93	$26.97		$41.57

Total investment return (b)	14.23%	5.23%	14.76%	13.86%	(34.18	%)(c)	6.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.72%	1.57%	1.35%	1.76%	1.79	% ††	1.63%
Net expenses	0.90%	0.90%	0.90%	0.83%	0.80	% ††	0.80%
Expenses (before waiver/reimbursement)	0.92%	0.93%	0.93%	1.02%	0.96	% ††	0.92%
Portfolio turnover rate	75%	74%	64%	93%	106%		71%
Net assets at end of period (in 000’s)	$809,605	$725,422	$801,517	$705,425	$732,479		$1,041,210

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class R1
	Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$35.14	$33.91	$29.94	$26.98	$41.59		$45.00

Net investment income (loss)	0.63 (a)	0.53 (a)	0.40 (a)	0.39 (a)	0.52		0.77
Net realized and unrealized gain (loss) on investments	4.33	1.22	3.97	3.18	(14.64)		1.94

Total from investment operations	4.96	1.75	4.37	3.57	(14.12)		2.71

Less dividends and distributions:
From net investment income	(0.61)	(0.52)	(0.40)	(0.61)	(0.49)		(0.71)
From net realized gain on investments	—	—	—	—	—		(5.41)

Total dividends and distributions	(0.61)	(0.52)	(0.40)	(0.61)	(0.49)		(6.12)

Net asset value at end of period	$39.49	$35.14	$33.91	$29.94	$26.98		$41.59

Total investment return (b)	14.13%	5.14%	14.67%	13.73%	(34.24	%)(c)	6.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%	1.47%	1.24%	1.49%	1.66	% ††	1.72%
Net expenses	0.99%	0.99%	1.01%	0.94%	0.90	% ††	0.90%
Expenses (before waiver/reimbursement)	1.02%	1.03%	1.03%	1.11%	1.06	% ††	1.02%
Portfolio turnover rate	75%	74%	64%	93%	106%		71%
Net assets at end of period (in 000’s)	$4,658	$3,869	$3,351	$2,268	$1,370		$1,097

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$35.08	$33.85	$29.90	$26.94	$41.54		$45.02

Net investment income (loss)	0.47 (a)	0.44 (a)	0.30 (a)	0.33 (a)	0.44		0.63
Net realized and unrealized gain (loss) on investments	4.37	1.21	3.97	3.17	(14.62)		1.92

Total from investment operations	4.84	1.65	4.27	3.50	(14.18)		2.55

Less dividends and distributions:
From net investment income	(0.52)	(0.42)	(0.32)	(0.54)	(0.42)		(0.62)
From net realized gain on investments	—	—	—	—	—		(5.41)

Total dividends and distributions	(0.52)	(0.42)	(0.32)	(0.54)	(0.42)		(6.03)

Net asset value at end of period	$39.40	$35.08	$33.85	$29.90	$26.94		$41.54

Total investment return (b)	13.82%	4.84%	14.36%	13.47%	(34.38	%)(c)	5.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	1.22%	0.93%	1.27%	1.43	% ††	1.29%
Net expenses	1.27%	1.28%	1.28%	1.19%	1.15	% ††	1.15%
Expenses (before waiver/reimbursement)	1.27%	1.28%	1.28%	1.36%	1.31	% ††	1.27%
Portfolio turnover rate	75%	74%	64%	93%	106%		71%
Net assets at end of period (in 000’s)	$12,618	$6,096	$4,313	$2,050	$781		$1,156

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class R3
	Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$35.04	$33.81	$29.89	$26.93	$41.52		$45.00

Net investment income (loss)	0.43 (a)	0.33 (a)	0.22 (a)	0.23 (a)	0.38		0.57
Net realized and unrealized gain (loss) on investments	4.30	1.23	3.97	3.21	(14.61)		1.86

Total from investment operations	4.73	1.56	4.19	3.44	(14.23)		2.43

Less dividends and distributions:
From net investment income	(0.45)	(0.33)	(0.27)	(0.48)	(0.36)		(0.50)
From net realized gain on investments	—	—	—	—	—		(5.41)

Total dividends and distributions	(0.45)	(0.33)	(0.27)	(0.48)	(0.36)		(5.91)

Net asset value at end of period	$39.32	$35.04	$33.81	$29.89	$26.93		$41.52

Total investment return (b)	13.52%	4.59%	14.07%	13.22%	(34.51	%)(c)	5.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%	0.92%	0.70%	0.88%	1.16	% ††	0.98%
Net expenses	1.52%	1.53%	1.53%	1.45%	1.40	% ††	1.40%
Expenses (before waiver/reimbursement)	1.52%	1.53%	1.53%	1.60%	1.57	% ††	1.52%
Portfolio turnover rate	75%	74%	64%	93%	106%		71%
Net assets at end of period (in 000’s)	$2,972	$2,864	$2,257	$365	$72		$67

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay ICAP Select Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% I nitial Sales Charge	With sales charges	7.22%	–2.05%	8.35%	1.43%
		Excluding sales charges	13.46	–0.94	8.96	1.43
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	7.46	–1.85	8.46	1.21
		Excluding sales charges	13.71	–0.73	9.08	1.21
Class B Shares[5]	Maximum 5% CDSC	With sales charges	7.60	–2.06	8.15	2.18
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	12.60	–1.67	8.15	2.18
Class C Shares[4]	Maximum 1% CDSC	With sales charges	11.60	–1.67	8.15	2.18
	if Redeemed Within One Year of Purchase	Excluding sales charges	12.60	–1.67	8.15	2.18
Class I Shares	No Sales Charge		14.07	–0.44	9.37	0.96
Class R1 Shares[4]	No Sales Charge		13.91	–0.59	9.25	1.06
Class R2 Shares[4]	No Sales Charge		13.59	–0.83	8.97	1.31
Class R3 Shares[4]	No Sales Charge		13.24	–1.09	8.70	1.56

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares might have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes might have been different.
5.	Performance figures for Class B shares, first offered on November 13, 2009, include the historical performance of Class I shares through November 12, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Class B shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	23

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[6]	16.89%	–1.00%	7.34%
S&P 500® Index[7]	15.21	0.36	6.91
Average Lipper Large-Cap Value Fund[8]	14.08	–1.50	6.41

6.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. As of February 28, 2012, the Fund selected the Russell 1000® Value Index as its primary benchmark as a replacement for the S&P 500® Index. The Fund selected the Russell 1000® Value Index as its primary benchmark because it believes that this index is more reflective of its current investment style. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

24	MainStay ICAP Select Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Select Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,013.50	$7.24	$1,017.90	$7.25

Class A Shares	$1,000.00	$1,014.80	$5.98	$1,019.20	$5.99

Class B Shares	$1,000.00	$1,009.70	$11.01	$1,014.20	$11.04

Class C Shares	$1,000.00	$1,010.00	$11.01	$1,014.20	$11.04

Class I Shares	$1,000.00	$1,016.50	$4.56	$1,020.60	$4.57

Class R1 Shares	$1,000.00	$1,016.00	$5.07	$1,020.10	$5.08

Class R2 Shares	$1,000.00	$1,014.50	$6.33	$1,018.90	$6.34

Class R3 Shares	$1,000.00	$1,012.70	$8.09	$1,017.10	$8.11

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.43% for Investor Class, 1.18% for Class A, 2.18% for Class B and Class C, 0.90% for Class I, 1.00% for Class R1, 1.25% for Class R2 and 1.60% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	25

Industry Composition as of October 31, 2012 (Unaudited)

Pharmaceuticals	13.1%
Oil, Gas & Consumable Fuels	10.7
Media	10.6
Diversified Financial Services	7.2
Health Care Equipment & Supplies	6.0
Software	5.7
Semiconductors & Semiconductor Equipment	4.9
Commercial Banks	4.7
Aerospace & Defense	4.5
Wireless Telecommunication Services	4.5
Industrial Conglomerates	3.7
Communications Equipment	3.6

Consumer Finance	3.3%
Chemicals	3.2
Metals & Mining	3.2
Auto Components	2.8
Energy Equipment & Services	2.0
Health Care Providers & Services	2.0
Machinery	1.9
Food Products	1.2
Short-Term Investment	0.7
Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page 29 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Time Warner, Inc.

2.	Pfizer, Inc.

3.	Texas Instruments, Inc.

4.	Honeywell International, Inc.

5.	Vodafone Group PLC, Sponsored ADR
6.	Citigroup, Inc.

7.	Microsoft Corp.

8.	ExxonMobil Corp.

9.	Viacom, Inc. Class B

10.	Johnson & Johnson

26	MainStay ICAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Select Equity Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned 13.46% for Investor Class shares, 13.71% for Class A shares, and 12.60% for Class B and Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 14.07%, Class R1 shares returned 13.91%, Class R2 shares returned 13.59% and Class R3 shares returned 13.24%. All share classes underperformed the 14.08% return of the average Lipper1 large-cap value fund and the 16.89% return of the Russell 1000® Value Index2 for the 12 months ended October 31, 2012. The Russell 1000® Value Index is the Fund’s broad-based securities-market index. See page 23 for Fund returns with applicable sales charges.

Were there any changes to the Fund in addition to those discussed in the semiannual report?

At a special meeting held on May 21, 2012, the Fund’s shareholders approved a change in the classification of the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy and amendments to each of the Fund’s fundamental investment restrictions. Effective May 25, 2012, the Fund’s objective became to seek total return.

Effective September 28, 2012, Thomas M. Cole became an additional portfolio manager for the Fund. Please refer to the Prospectus Supplement dated September 28, 2012, for additional information regarding Mr. Cole.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Favorable stock selection in the financials and energy sectors added to the Fund’s relative performance. Stock selection in the consumer discretionary and consumer staples sectors, however, detracted from performance relative to the Index. The Fund benefited by being overweight in the consumer discretionary sector relative to the Russell 1000® Value Index. An overweight position in the information technology sector, on the other hand, detracted from the Fund’s performance relative to the Russell 1000® Value Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors that made the strongest positive contributions to the Fund’s performance relative to the

Russell 1000® Value Index were financials, health care and energy. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in each case.

The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, consumer staples and information technology. Stock selection was the primary driver in the consumer discretionary and consumer staples sectors. An overweight position in the information technology sector detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were pharmaceutical company Pfizer, media company Time Warner and commercial and retail banking firm Wells Fargo. Pfizer advanced during the reporting period, as investors approved of the company’s plan to divest its nutritionals and animal-health businesses. Time Warner’s stock outpaced the Russell 1000® Value Index, as the company reported strong operational performance, returned cash to shareholders through increased dividends and stock buybacks, and announced that it expected growth in affiliate fee revenue. Wells Fargo’s stock benefited from improved revenue and cost controls, along with successful integration of the company’s Wachovia acquisition. Wells Fargo increased its quarterly dividend by 83% during the reporting period. All three positions remained in the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included auto parts manufacturer Johnson Controls, oil and gas producer Occidental Petroleum and life insurer MetLife. Johnson Controls suffered from a slowdown in European auto sales and from higher-than-expected costs for a product launch. Occidental Petroleum’s results were hampered by increased production costs, and the company lowered its growth outlook. MetLife underperformed, as concern about prospects for an extended period of low short-term interest rates weighed on the stock. Positions in Johnson Controls and Occidental Petroleum remained in the Fund at the end of the reporting period, as we believed the companies were well positioned in their respective industries and had attractive valuation and performance catalysts. We sold the Fund’s position in MetLife in favor of other stocks that we believed had greater upside potential and were more attractive on a relative-valuation basis.

1.	See footnote on page 24 for more information about Lipper Inc.
2.	See footnote on page 24 for more information on the Russell 1000® Value Index.

mainstayinvestments.com	27

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a position in diversified financial services firm Citigroup because we believed that the company’s investment spending would increase efficiency and generate operating leverage globally. We also added a position in consumer finance company Capital One Financial. In our view, the integration of two recent acquisitions—ING Direct bank and the credit card portfolio of HSBC—could enhance Capital One’s long-term earnings power and enable the company’s management to return capital to shareholders. We also added diversified industrial conglomerate General Electric. We believed that strengthening orders and improving margins in the company’s energy business may increase General Electric’s earnings. We also believed that General Electric’s management would deploy cash in a shareholder-friendly manner.

We sold the Fund’s holdings in household and personal care products company Procter & Gamble and food and beverage company PepsiCo. Both positions were sold because we believed that other stocks had greater upside potential and were more attractive on a relative-valuation basis. We sold the Fund’s position in diversified health care company Merck when the stock approached our target price and, in our view, showed limited upside potential.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its sector exposure relative to the Russell 1000® Value Index in the industrials and materials sectors. In both sectors, the Fund went from underweight positions to overweight positions relative to the Index.

During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in the consumer staples and energy sectors. In consumer staples, the Fund went from an overweight position to an underweight position relative to the Index. In energy, the Fund moved from an underweight position to a more substantially underweight position relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the health care and information technology sectors. As of the same date, the Fund was most significantly underweight relative to the Index in financials and utilities. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

28	MainStay ICAP Select Equity Fund

Portfolio of Investments October 31, 2012

	Shares	Value

Common Stocks 98.8% †
Aerospace & Defense 4.5%
♦Honeywell International, Inc.	2,864,174	$175,402,016

Auto Components 2.8%
Johnson Controls, Inc.	4,304,875	110,850,531

Chemicals 3.2%
Monsanto Co.	1,430,353	123,110,483

Commercial Banks 4.7%
BB&T Corp.	2,864,308	82,921,717
Wells Fargo & Co.	3,001,735	101,128,452

		184,050,169

Communications Equipment 3.6%
Cisco Systems, Inc.	8,124,087	139,246,851

Consumer Finance 3.3%
Capital One Financial Corp.	2,111,172	127,029,219

Diversified Financial Services 7.2%
♦Citigroup, Inc.	4,569,607	170,857,606
JPMorgan Chase & Co.	2,666,484	111,139,053

		281,996,659

Energy Equipment & Services 2.0%
Halliburton Co.	2,448,900	79,074,981

Food Products 1.2%
Archer-Daniels-Midland Co.	1,696,052	45,522,036

Health Care Equipment & Supplies 6.0%
Baxter International, Inc.	2,011,450	125,977,114
Covidien PLC	1,922,077	105,618,131

		231,595,245

Health Care Providers & Services 2.0%
McKesson Corp.	827,150	77,181,366

Industrial Conglomerates 3.7%
General Electric Co.	6,883,665	144,969,985

Machinery 1.9%
Cummins, Inc.	776,495	72,664,402

Media 10.6%
♦Time Warner, Inc.	5,903,731	256,517,112
♦Viacom, Inc. Class B	3,005,144	154,073,733

		410,590,845

	Shares	Value

Metals & Mining 3.2%
Barrick Gold Corp.	3,032,650	$122,822,325

Oil, Gas & Consumable Fuels 10.7%
Encana Corp.	3,047,500	68,721,125
♦ExxonMobil Corp.	1,770,764	161,440,554
Occidental Petroleum Corp.	1,379,695	108,940,717
Southwestern Energy Co. (a)	2,194,266	76,141,030

		415,243,426

Pharmaceuticals 13.1%
♦Johnson & Johnson	2,086,400	147,758,848
Novartis A.G., ADR (b)	1,781,450	107,706,467
♦Pfizer, Inc.	10,291,103	255,939,732

		511,405,047

Semiconductors & Semiconductor Equipment 4.9%
Applied Materials, Inc.	1,403,859	14,880,905
♦Texas Instruments, Inc.	6,311,250	177,283,013

		192,163,918

Software 5.7%
Adobe Systems, Inc. (a)	1,629,500	55,403,000
♦Microsoft Corp.	5,879,806	167,780,264

		223,183,264

Wireless Telecommunication Services 4.5%
♦Vodafone Group PLC, Sponsored ADR (b)	6,412,601	174,550,999

Total Common Stocks (Cost $3,209,242,310)		3,842,653,767

	Principal Amount
Short-Term Investment 0.7%
Repurchase Agreement 0.7%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $25,261,441 (Collateralized by Federal National Mortgage Association securities with rates between 0.74% and 5.00% and maturity dates between 6/4/15 and 3/15/16, with a Principal Amount of $25,085,000 and a Market Value of $25,770,740)	$25,261,434	25,261,434

Total Short-Term Investment (Cost $25,261,434)		25,261,434

Total Investments (Cost $3,234,503,744) (c)	99.5%	3,867,915,201
Other Assets, Less Liabilities	0.5	20,446,020
Net Assets	100.0%	$3,888,361,221

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Portfolio of Investments October 31, 2012 (continued)

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of October 31, 2012, cost is $3,275,544,146 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$611,012,865
Gross unrealized depreciation	(18,641,810)

Net unrealized appreciation	$592,371,055

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$3,842,653,767	$—	$—	$3,842,653,767
Short-Term Investment
Repurchase Agreement	—	25,261,434	—	25,261,434

Total Investments in Securities	$3,842,653,767	$25,261,434	$—	$3,867,915,201

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

30	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $3,234,503,744)	$3,867,915,201
Receivables:
Investment securities sold	27,210,913
Fund shares sold	8,243,503
Dividends and interest	2,419,261
Other assets	60,880

Total assets	3,905,849,758

Liabilities
Payables:
Investment securities purchased	7,614,931
Fund shares redeemed	5,227,128
Manager (See Note 3)	2,372,284
Transfer agent (See Note 3)	1,675,107
NYLIFE Distributors (See Note 3)	308,879
Shareholder communication	158,591
Professional fees	101,927
Trustees	12,121
Custodian	4,582
Accrued expenses	12,987

Total liabilities	17,488,537

Net assets	$3,888,361,221

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$103,830
Additional paid-in capital	3,777,511,398

3,777,615,228
Undistributed net investment income	1,464,362
Accumulated net realized gain (loss) on investments	(524,129,826)
Net unrealized appreciation (depreciation) on investments	633,411,457

Net assets	$3,888,361,221

Investor Class
Net assets applicable to outstanding shares	$177,880,187

Shares of beneficial interest outstanding	4,754,871

Net asset value per share outstanding	$37.41
Maximum sales charge (5.50% of offering price)	2.18

Maximum offering price per share outstanding	$39.59

Class A
Net assets applicable to outstanding shares	$606,575,061

Shares of beneficial interest outstanding	16,212,517

Net asset value per share outstanding	$37.41
Maximum sales charge (5.50% of offering price)	2.18

Maximum offering price per share outstanding	$39.59

Class B
Net assets applicable to outstanding shares	$52,557,819

Shares of beneficial interest outstanding	1,416,556

Net asset value and offering price per share outstanding	$37.10

Class C
Net assets applicable to outstanding shares	$95,321,252

Shares of beneficial interest outstanding	2,569,558

Net asset value and offering price per share outstanding	$37.10

Class I
Net assets applicable to outstanding shares	$2,892,112,982

Shares of beneficial interest outstanding	77,168,789

Net asset value and offering price per share outstanding	$37.48

Class R1
Net assets applicable to outstanding shares	$26,903,237

Shares of beneficial interest outstanding	717,634

Net asset value and offering price per share outstanding	$37.49

Class R2
Net assets applicable to outstanding shares	$22,433,093

Shares of beneficial interest outstanding	599,602

Net asset value and offering price per share outstanding	$37.41

Class R3
Net assets applicable to outstanding shares	$14,577,590

Shares of beneficial interest outstanding	390,162

Net asset value and offering price per share outstanding	$37.36

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$102,091,694
Interest	9,588

Total income	102,101,282

Expenses
Manager (See Note 3)	30,215,444
Transfer agent (See Note 3)	6,486,129
Distribution/Service—Investor Class (See Note 3)	451,183
Distribution/Service—Class A (See Note 3)	1,472,953
Distribution/Service—Class B (See Note 3)	589,825
Distribution/Service—Class C (See Note 3)	978,247
Distribution/Service—Class R2 (See Note 3)	55,340
Distribution/Service—Class R3 (See Note 3)	69,804
Shareholder communication	852,844
Registration	233,875
Professional fees	199,532
Trustees	103,490
Shareholder service (See Note 3)	59,888
Custodian	37,406
Miscellaneous	174,327

Total expenses before waiver/reimbursement	41,980,287
Expense waiver/reimbursement from Manager (See Note 3)	(3,157,301)

Net expenses	38,822,986

Net investment income (loss)	63,278,296

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (b)	112,152,473
Net change in unrealized appreciation (depreciation) on investments	318,030,099

Net realized and unrealized gain (loss) on investments	430,182,572

Net increase (decrease) in net assets resulting from operations	$493,460,868

(a)	Dividends recorded net of foreign withholding taxes in the amount of $765,022.

(b)	Includes realized gains of $1,170,138 due to an in-kind redemption. (See Note 10)

32	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$63,278,296	$49,329,958
Net realized gain (loss) on investments (a)	112,152,473	77,235,932
Net change in unrealized appreciation (depreciation) on investments	318,030,099	(37,365,800)

Net increase (decrease) in net assets resulting from operations	493,460,868	89,200,090

Dividends to shareholders:
From net investment income:
Investor Class	(2,358,389)	(1,889,805)
Class A	(9,073,352)	(7,150,175)
Class B	(365,035)	(286,942)
Class C	(579,430)	(409,925)
Class I	(50,860,316)	(37,555,367)
Class R1	(404,819)	(272,453)
Class R2	(319,966)	(268,316)
Class R3	(161,532)	(128,405)

Total dividends to shareholders	(64,122,839)	(47,961,388)

Capital share transactions:
Net proceeds from sale of shares	1,009,701,685	1,531,458,603
Net asset value of shares issued to shareholders in reinvestment of dividends	57,322,080	41,828,636
Cost of shares redeemed (b)	(1,249,569,081)	(912,367,908)

Increase (decrease) in net assets derived from capital share transactions	(182,545,316)	660,919,331

Net increase (decrease) in net assets	246,792,713	702,158,033

Net Assets
Beginning of year	3,641,568,508	2,939,410,475

End of year	$3,888,361,221	$3,641,568,508

Undistributed net investment income at end of year	$1,464,362	$2,308,905

(a)	Includes realized gains of $1,170,138 due to in-kind redemptions during the year ended October 31, 2012. (See Note 10)

(b)	Includes in-kind redemptions in the amount of $36,596,388 during the year ended October 31, 2012. (See Note 10)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				April 29, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$33.41	$33.06	$28.68	$25.62	$36.87

Net investment income (loss)	0.46 (a)	0.38	0.22 (a)	0.25	0.25	(a)
Net realized and unrealized gain (loss) on investments	4.01	0.32	4.38	3.10	(11.25)

Total from investment operations	4.47	0.70	4.60	3.35	(11.00)

Less dividends:
From net investment income	(0.47)	(0.35)	(0.22)	(0.29)	(0.25)

Net asset value at end of period	$37.41	$33.41	$33.06	$28.68	$25.62

Total investment return (b)	13.46%	2.08%	16.12%	13.33%	(29.97	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%	1.08%	0.71%	0.99%	1.49	% ††
Net expenses	1.43%	1.43%	1.47%	1.30%	1.15	% ††
Expenses (before waiver/reimbursement)	1.43%	1.43%	1.51%	1.45%	1.31	% ††
Portfolio turnover rate	64%	71%	55%	101%	117%
Net assets at end of period (in 000’s)	$177,880	$181,060	$185,828	$9,808	$7,601

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

34	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$33.42	$33.07	$28.69	$25.62	$38.79		$41.60

Net investment income (loss)	0.54 (a)	0.46	0.31 (a)	0.32	0.42	(a)	0.48 (a)
Net realized and unrealized gain (loss) on investments	4.01	0.33	4.38	3.09	(13.18)		2.23

Total from investment operations	4.55	0.79	4.69	3.41	(12.76)		2.71

Less dividends and distributions:
From net investment income	(0.56)	(0.44)	(0.31)	(0.34)	(0.41)		(0.51)
From net realized gain on investments	—	—	—	—	—		(5.01)

Total dividends and distributions	(0.56)	(0.44)	(0.31)	(0.34)	(0.41)		(5.52)

Net asset value at end of period	$37.41	$33.42	$33.07	$28.69	$25.62		$38.79

Total investment return (b)	13.71%	2.35%	16.46%	13.58%	(33.14	%)(c)	6.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.50%	1.33%	1.01%	1.21%	1.47	% ††	1.09%
Net expenses	1.18%	1.18%	1.18%	1.09%	1.10	% ††	1.15%
Expenses (before waiver/reimbursement)	1.25%	1.21%	1.23%	1.28%	1.24	% ††	1.26%
Portfolio turnover rate	64%	71%	55%	101%	117%		123%
Net assets at end of period (in 000’s)	$606,575	$542,404	$478,386	$190,956	$142,130		$161,070

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,		November 13, 2009** through October 31,
	2012	2011	2010
Net asset value at beginning of period	$33.15	$32.84	$29.93

Net investment income (loss)	0.21 (a)	0.10	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	3.95	0.34	2.99

Total from investment operations	4.16	0.44	2.98

Less dividends:
From net investment income	(0.21)	(0.13)	(0.07)

Net asset value at end of period	$37.10	$33.15	$32.84

Total investment return (b)	12.60%	1.32%	9.98	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59%	0.35%	(0.04	%)††
Net expenses	2.18%	2.18%	2.22	% ††
Expenses (before waiver/reimbursement)	2.18%	2.18%	2.26	% ††
Portfolio turnover rate	64%	71%	55%
Net assets at end of period (in 000’s)	$52,558	$64,649	$85,952

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

36	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,					January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010		2009	2008		2007
Net asset value at beginning of period	$33.15	$32.84	$28.56		$25.53	$38.68		$41.56

Net investment income (loss)	0.19 (a)	0.12	(0.01	)(a)	0.07	0.18	(a)	0.14 (a)
Net realized and unrealized gain (loss) on investments	3.97	0.33	4.36		3.09	(13.12)		2.24

Total from investment operations	4.16	0.45	4.35		3.16	(12.94)		2.38

Less dividends and distributions:
From net investment income	(0.21)	(0.14)	(0.07)		(0.13)	(0.21)		(0.25)
From net realized gain on investments	—	—	—		—	—		(5.01)

Total dividends and distributions	(0.21)	(0.14)	(0.07)		(0.13)	(0.21)		(5.26)

Net asset value at end of period	$37.10	$33.15	$32.84		$28.56	$25.53		$38.68

Total investment return (b)	12.60%	1.32%	15.25%		12.50%	(33.59	%)(c)	5.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53%	0.34%	(0.02%)		0.28%	0.65	% ††	0.33%
Net expenses	2.18%	2.18%	2.22%		2.05%	1.91	% ††	1.90%
Expenses (before waiver/reimbursement)	2.18%	2.18%	2.26%		2.21%	2.05	% ††	2.01%
Portfolio turnover rate	64%	71%	55%		101%	117%		123%
Net assets at end of period (in 000’s)	$95,321	$95,887	$95,241		$55,841	$47,831		$45,789

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	37

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$33.47	$33.12	$28.74	$25.67	$38.84		$41.62

Net investment income (loss)	0.65 (a)	0.55	0.41 (a)	0.37	0.51	(a)	0.64 (a)
Net realized and unrealized gain (loss) on investments	4.02	0.34	4.37	3.10	(13.20)		2.21

Total from investment operations	4.67	0.89	4.78	3.47	(12.69)		2.85

Less dividends and distributions:
From net investment income	(0.66)	(0.54)	(0.40)	(0.40)	(0.48)		(0.62)
From net realized gain on investments	—	—	—	—	—		(5.01)

Total dividends and distributions	(0.66)	(0.54)	(0.40)	(0.40)	(0.48)		(5.63)

Net asset value at end of period	$37.48	$33.47	$33.12	$28.74	$25.67		$38.84

Total investment return (b)	14.07%	2.63%	16.77%	13.89%	(32.99	%)(c)	6.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81%	1.61%	1.32%	1.50%	1.78	% ††	1.44%
Net expenses	0.90%	0.90%	0.90%	0.83%	0.80	% ††	0.80%
Expenses (before waiver/reimbursement)	1.00%	0.96%	0.98%	1.03%	0.94	% ††	0.91%
Portfolio turnover rate	64%	71%	55%	101%	117%		123%
Net assets at end of period (in 000’s)	$2,892,113	$2,702,189	$2,041,651	$1,454,261	$1,296,268		$1,863,460

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

38	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R1
	Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$33.48	$33.13	$28.74	$25.68	$38.85		$41.62

Net investment income (loss)	0.59 (a)	0.51	0.35 (a)	0.35	0.42	(a)	0.59 (a)
Net realized and unrealized gain (loss) on investments	4.03	0.33	4.39	3.08	(13.13)		2.24

Total from investment operations	4.62	0.84	4.74	3.43	(12.71)		2.83

Less dividends and distributions:
From net investment income	(0.61)	(0.49)	(0.35)	(0.37)	(0.46)		(0.59)
From net realized gain on investments	—	—	—	—	—		(5.01)

Total dividends and distributions	(0.61)	(0.49)	(0.35)	(0.37)	(0.46)		(5.60)

Net asset value at end of period	$37.49	$33.48	$33.13	$28.74	$25.68		$38.85

Total investment return (b)	13.91%	2.47%	16.60%	13.69%	(33.03	%)(c)	6.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64%	1.45%	1.12%	1.23%	1.55	% ††	1.33%
Net expenses	1.03%	1.06%	1.08%	0.98%	0.91	% ††	0.90%
Expenses (before waiver/reimbursement)	1.10%	1.06%	1.08%	1.13%	1.06	% ††	1.01%
Portfolio turnover rate	64%	71%	55%	101%	117%		123%
Net assets at end of period (in 000’s)	$26,903	$20,156	$15,583	$13,628	$5,286		$1,440

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	39

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$33.42	$33.07	$28.69	$25.63	$38.80		$41.60

Net investment income (loss)	0.52 (a)	0.40	0.27 (a)	0.26	0.40	(a)	0.53 (a)
Net realized and unrealized gain (loss) on investments	3.99	0.35	4.38	3.11	(13.18)		2.18

Total from investment operations	4.51	0.75	4.65	3.37	(12.78)		2.71

Less dividends and distributions:
From net investment income	(0.52)	(0.40)	(0.27)	(0.31)	(0.39)		(0.50)
From net realized gain on investments	—	—	—	—	—		(5.01)

Total dividends and distributions	(0.52)	(0.40)	(0.27)	(0.31)	(0.39)		(5.51)

Net asset value at end of period	$37.41	$33.42	$33.07	$28.69	$25.63		$38.80

Total investment return (b)	13.59%	2.21%	16.29%	13.46%	(33.18	%)(c)	6.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%	1.21%	0.88%	1.07%	1.42	% ††	1.18%
Net expenses	1.28%	1.31%	1.33%	1.22%	1.15	% ††	1.15%
Expenses (before waiver/reimbursement)	1.35%	1.31%	1.33%	1.38%	1.29	% ††	1.26%
Portfolio turnover rate	64%	71%	55%	101%	117%		123%
Net assets at end of period (in 000’s)	$22,433	$21,933	$24,776	$11,099	$10,796		$12,712

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

40	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
	Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010	2009	2008		2007
Net asset value at beginning of period	$33.38	$33.02	$28.66	$25.60	$38.76		$41.58

Net investment income (loss)	0.40 (a)	0.34	0.18 (a)	0.21	0.28	(a)	0.31 (a)
Net realized and unrealized gain (loss) on investments	3.99	0.33	4.38	3.10	(13.10)		2.29

Total from investment operations	4.39	0.67	4.56	3.31	(12.82)		2.60

Less dividends and distributions:
From net investment income	(0.41)	(0.31)	(0.20)	(0.25)	(0.34)		(0.41)
From net realized gain on investments	—	—	—	—	—		(5.01)

Total dividends and distributions	(0.41)	(0.31)	(0.20)	(0.25)	(0.34)		(5.42)

Net asset value at end of period	$37.36	$33.38	$33.02	$28.66	$25.60		$38.76

Total investment return (b)	13.24%	1.99%	15.97%	13.16%	(33.29	%)(c)	6.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10%	0.98%	0.58%	0.78%	1.02	% ††	0.70%
Net expenses	1.60%	1.56%	1.58%	1.47%	1.40	% ††	1.40%
Expenses (before waiver/reimbursement)	1.60%	1.56%	1.58%	1.63%	1.55	% ††	1.51%
Portfolio turnover rate	64%	71%	55%	101%	117%		123%
Net assets at end of period (in 000’s)	$14,578	$13,291	$11,994	$4,558	$2,963		$185

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	41

MainStay ICAP Global Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Since Inception (4/30/08)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.91 8.90%	–2.37 –1.14%	1.62 1.62%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.92 8.91	–2.29 –1.06	1.42 1.42
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	7.06 8.06	–1.85 –1.85	2.37 2.37
Class I Shares	No Sales Charge		9.27	–0.82	1.17

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

42	MainStay ICAP Global Fund

Benchmark Performance	One Year	Since Inception
MSCI World Index[3]	9.45%	–1.04%
Average Lipper Global Large-Cap Value Fund[4]	8.25	–1.39

3.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper global large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have a below average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	43

Cost in Dollars of a $1,000 Investment in MainStay ICAP Global Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,014.70	$6.08	$1,019.10	$6.09

Class A Shares	$1,000.00	$1,014.70	$5.82	$1,019.40	$5.84

Class C Shares	$1,000.00	$1,010.20	$9.85	$1,015.30	$9.88

Class I Shares	$1,000.00	$1,015.80	$4.56	$1,020.60	$4.57

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.20% for Investor Class, 1.15% for Class A, 1.95% for Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

44	MainStay ICAP Global Fund

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 48 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Novartis A.G.

2.	Time Warner, Inc.

3.	Pfizer, Inc.

4.	Nippon Telegraph & Telephone Corp.

5.	Vodafone Group PLC, Sponsored ADR
6.	ENI S.p.A.

7.	ABB, Ltd.

8.	Viacom, Inc. Class B

9.	Citigroup, Inc.

10.	DBS Group Holdings, Ltd.

mainstayinvestments.com	45

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Global Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay ICAP Global Fund returned 8.90% for Investor Class shares, 8.91% for Class A shares and 8.06% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 9.27%. Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the 8.25% return of the average Lipper1 global large-cap value fund for the 12 months ended October 31, 2012. All share classes underperformed the 9.45% return of the MSCI World Index2 for the same period. The MSCI World Index is the Fund’s broad-based securities-market index. See page 42 for Fund returns with applicable sales charges.

Were there any changes to the Fund in addition to those discussed in the semiannual report?

Effective August 1, 2012, the Fund’s principal investment strategies changed so that the Fund will typically hold between 40 and 60 securities. Please refer to the Prospectus Supplement dated July 2, 2012, for additional information regarding this change.

Effective September 28, 2012, Thomas M. Cole became an additional portfolio manager for the Fund. Please refer to the Prospectus Supplement dated September 28, 2012, for additional information regarding Mr. Cole.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI World Index. Favorable stock selection in the health care and energy sectors added to the Fund’s relative performance. Stock selection in the information technology and consumer staples sectors, however, detracted from the Fund’s relative performance. The Fund benefited by being overweight in the health care sector relative to the MSCI World Index. An overweight position in the industrials sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive contributions to the Fund’s performance relative to the MSCI World Index included health care, materials and energy. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in each case.

The sectors that detracted the most from the Fund’s performance relative to the MSCI World Index included consumer staples, information technology and industrials. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were pharmaceutical company Pfizer, media company Time Warner and German pharmaceutical and chemical company Bayer. Pfizer advanced during the reporting period as investors approved of its plan to divest its nutritionals and animal-health businesses. Time Warner’s stock outpaced the MSCI World Index, as the company reported strong operational performance, returned cash to shareholders through increased dividends and stock buybacks, and announced that it expected growth in affiliate-fee revenue. Bayer posted strong performance led by its pharmaceutical business. All three positions remained in the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included Finnish mobile phone maker Nokia, Spanish bank BBVA and Dutch telecommunications provider KPN. Nokia suffered from low-cost competitors in emerging markets. As a result, we sold the position because we believed the risk was unlikely to go away. BBVA lagged because of ongoing concerns about the Spanish banking and sovereign debt markets. We sold the position to reduce the Fund’s risk profile. KPN underperformed when deteriorating economic conditions led to weak business results and a disappointing outlook. We sold KPN in favor of other positions that we believed had greater potential upside and were more attractive on a relative-valuation basis.

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a position in diversified financial services firm Citigroup because we believed that the company’s investment spending would increase efficiency and generate global operating leverage. We also added North American natural gas producer Encana. We believed that Encana’s stock could benefit from the successful exploration and production results and

1.	See footnote on page 43 for more information about Lipper Inc.
2.	See footnote on page 43 for more information on the MSCI World Index.

46	MainStay ICAP Global Fund

additional joint ventures. We also added Singapore-based bank DBS Group. In our view, the bank’s stock could benefit from the execution of management’s growth strategy. This included a focus on building out the company’s non-Singapore banking franchises, trade finance and wealth management.

In addition to the sales already mentioned, we sold the Fund’s positions in U.K.-based global commercial bank Standard Chartered, household and personal-care products producer Procter & Gamble and global mining firm Rio Tinto. We sold Standard Chartered because of a New York regulator’s allegations regarding the bank’s improper dealings with Iran, which could threaten the bank’s ability to do business. We sold Procter & Gamble and Rio Tinto when we found other stocks that we felt had a greater potential upside and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its sector exposure relative to the MSCI World Index in industrials and health care. In industrials, the Fund moved from an underweight to an overweight position relative to the MSCI World Index. In health care, the Fund added to its already overweight position relative to the Index.

During the reporting period, the Fund decreased its sector weightings relative to the MSCI World Index in the consumer staples and consumer discretionary sectors. In consumer staples, the Fund moved from an underweight position to one that that was more substantially underweight relative to the MSCI World Index. In consumer discretionary, the Fund remained overweight relative to the Index but reduced its allocation to the sector.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund was most significantly overweight relative to the MSCI World Index in the health care and industrials sectors. As of the same date, the Fund was most significantly underweight relative to the Index in consumer staples and financials. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	47

Portfolio of Investments October 31, 2012

	Shares	Value

Common Stocks 97.6%†
Canada 3.8%
Barrick Gold Corp. (Metals & Mining)	24,550	$994,275
Encana Corp. (Oil, Gas & Consumable Fuels)	39,350	887,343

		1,881,618

China 0.9%
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	494,200	464,864

France 6.2%
Danone S.A. (Food Products)	13,650	839,064
Sanofi (Pharmaceuticals)	11,800	1,037,277
Schneider Electric S.A. (Electrical Equipment)	8,100	506,410
Vallourec S.A. (Machinery)	17,400	715,720

		3,098,471

Germany 6.8%
Bayer A.G. (Pharmaceuticals)	10,100	879,592
SAP A.G. (Software)	7,750	564,538
Siemens A.G. (Industrial Conglomerates)	10,650	1,070,361
ThyssenKrupp A.G. (Metals & Mining)	36,900	839,619

		3,354,110

Ireland 2.3%
Covidien PLC (Health Care Equipment & Supplies)	21,100	1,159,445

Italy 3.1%
♦ ENI S.p.A. (Oil, Gas & Consumable Fuels)	66,950	1,536,824

Japan 10.4%
Bridgestone Corp. (Auto Components)	33,550	781,278
Mitsubishi Corp. (Trading Companies & Distributors)	51,000	910,372
♦ Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	36,700	1,671,107
Nissan Motor Co., Ltd. (Automobiles)	112,250	939,284
Tokio Marine Holdings, Inc. (Insurance)	32,300	854,941

		5,156,982

Netherlands 1.4%
Akzo Nobel N.V. (Chemicals)	12,897	701,589

Norway 2.1%
DnB NOR ASA (Commercial Banks)	81,800	1,021,549

Singapore 2.4%
♦DBS Group Holdings, Ltd. (Commercial Banks)	103,650	1,181,124

	Shares	Value

Switzerland 7.6%
♦ABB, Ltd. (Electrical Equipment) (a)	78,500	$1,414,399
Holcim, Ltd. (Construction Materials) (a)	5,000	341,190
♦Novartis A.G. (Pharmaceuticals)	33,550	2,019,196

		3,774,785

United Kingdom 4.8%
Lloyds Banking Group PLC (Commercial Banks) (a)	1,132,400	741,471
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services) (b)	60,100	1,635,922

		2,377,393

United States 45.8%
Adobe Systems, Inc. (Software) (a)	11,900	404,600
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	20,243	214,576
Archer-Daniels-Midland Co. (Food Products)	12,350	331,474
Baxter International, Inc. (Health Care Equipment & Supplies)	15,100	945,713
BB&T Corp. (Commercial Banks)	21,000	607,950
Capital One Financial Corp. (Consumer Finance)	9,350	562,590
Cisco Systems, Inc. (Communications Equipment)	54,550	934,987
♦Citigroup, Inc. (Diversified Financial Services)	36,450	1,362,865
Cummins, Inc. (Machinery)	5,850	547,443
ExxonMobil Corp. (Oil, Gas & Consumable Fuels)	11,750	1,071,247
General Electric Co. (Industrial Conglomerates)	25,250	531,765
Halliburton Co. (Energy Equipment & Services)	23,250	750,743
Honeywell International, Inc. (Aerospace & Defense)	18,200	1,114,568
Johnson & Johnson (Pharmaceuticals)	13,300	941,906
Johnson Controls, Inc. (Auto Components)	40,850	1,051,888
JPMorgan Chase & Co. (Diversified Financial Services)	17,850	743,988
McKesson Corp. (Health Care Providers & Services)	5,550	517,871
Microsoft Corp. (Software)	35,550	1,014,419
Monsanto Co. (Chemicals)	11,550	994,109
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	7,000	552,720
♦Pfizer, Inc. (Pharmaceuticals)	74,750	1,859,032
Southwestern Energy Co. (Oil, Gas & Consumable Fuels) (a)	25,250	876,175
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	37,550	1,054,780
♦Time Warner, Inc. (Media)	43,850	1,905,282
♦Viacom, Inc. Class B (Media)	26,950	1,381,726
Wells Fargo & Co. (Commercial Banks)	15,000	505,350

		22,779,767

Total Common Stocks (Cost $42,768,473)		48,488,521

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

48	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 1.8%
Repurchase Agreement 1.8%
United States 1.8%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity, $911,282 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 10/17/22, with a Principal Amount of $930,000 and a Market Value of $933,668) (Capital Markets)	$911,281	$911,281

Total Short-Term Investment (Cost $911,281)		911,281

Total Investments (Cost $43,679,754) (c)	99.4%	49,399,802
Other Assets, Less Liabilities	0.6	297,757
Net Assets	100.0%	$49,697,559

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of October 31, 2012, cost is $44,093,572 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$5,722,216
Gross unrealized depreciation	(415,986)

Net unrealized appreciation	$5,306,230

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$48,488,521	$—	$—	$48,488,521
Short-Term Investment
Repurchase Agreement	—	911,281	—	911,281

Total Investments in Securities	$48,488,521	$911,281	$—	$49,399,802

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

As of October 31, 2012, foreign securities with a total value of $16,037,888 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of October 31, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

Portfolio of Investments October 31, 2012 (continued)

The table below sets forth the diversification of MainStay ICAP Global Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$1,114,568	2.3%
Auto Components	1,833,166	3.7
Automobiles	939,284	1.9
Capital Markets	911,281	1.8
Chemicals	1,695,698	3.4
Commercial Banks	4,057,444	8.2
Communications Equipment	934,987	1.9
Construction & Engineering	464,864	0.9
Construction Materials	341,190	0.7
Consumer Finance	562,590	1.1
Diversified Financial Services	2,106,853	4.2
Diversified Telecommunication Services	1,671,107	3.4
Electrical Equipment	1,920,809	3.9
Energy Equipment & Services	750,743	1.5
Food Products	1,170,538	2.4
Health Care Equipment & Supplies	2,105,158	4.2
Health Care Providers & Services	517,871	1.0
Industrial Conglomerates	1,602,126	3.2
Insurance	854,941	1.7
Machinery	1,263,163	2.5
Media	3,287,008	6.6
Metals & Mining	1,833,894	3.7
Oil, Gas & Consumable Fuels	4,924,309	9.9
Pharmaceuticals	6,737,003	13.6
Semiconductors & Semiconductor Equipment	1,269,356	2.6
Software	1,983,557	4.0
Trading Companies & Distributors	910,372	1.8
Wireless Telecommunication Services	1,635,922	3.3

	49,399,802	99.4
Other Assets, Less Liabilities	297,757	0.6

Net Assets	$49,697,559	100.0%

†	Percentages indicated are based on Fund net assets.

50	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $43,679,754)	$49,399,802
Receivables:
Investment securities sold	294,227
Dividends and interest	121,899
Fund shares sold	5,443
Other assets	14,409

Total assets	49,835,780

Liabilities
Payables:
Investment securities purchased	80,794
Manager (See Note 3)	26,426
Professional fees	15,441
Shareholder communication	4,719
Transfer agent (See Note 3)	3,337
Custodian	2,791
NYLIFE Distributors (See Note 3)	1,153
Trustees	153
Accrued expenses	3,407

Total liabilities	138,221

Net assets	$49,697,559

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,524
Additional paid-in capital	54,393,600

54,399,124
Undistributed net investment income	767,243
Accumulated net realized gain (loss) on investments and foreign currency transactions	(11,186,258)
Net unrealized appreciation (depreciation) on investments	5,720,048
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(2,598)

Net assets	$49,697,559

Investor Class
Net assets applicable to outstanding shares	$634,872

Shares of beneficial interest outstanding	70,920

Net asset value per share outstanding	$8.95
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.47

Class A
Net assets applicable to outstanding shares	$3,502,953

Shares of beneficial interest outstanding	390,551

Net asset value per share outstanding	$8.97
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.49

Class C
Net assets applicable to outstanding shares	$286,961

Shares of beneficial interest outstanding	32,318

Net asset value and offering price per share outstanding	$8.88

Class I
Net assets applicable to outstanding shares	$45,272,773

Shares of beneficial interest outstanding	5,030,256

Net asset value and offering price per share outstanding	$9.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	51

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$1,412,903
Interest	111

Total income	1,413,014

Expenses
Manager (See Note 3)	397,951
Professional fees	53,852
Registration	52,206
Custodian	18,499
Distribution/Service—Investor Class (See Note 3)	1,487
Distribution/Service—Class A (See Note 3)	10,218
Distribution/Service—Class C (See Note 3)	3,206
Transfer agent (See Note 3)	14,795
Shareholder communication	9,272
Trustees	1,333
Miscellaneous	17,406

Total expenses before waiver/reimbursement	580,225
Expense waiver/reimbursement from Manager (See Note 3)	(117,131)

Net expenses	463,094

Net investment income (loss)	949,920

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	109,543
Foreign currency transactions	(17,376)

Net realized gain (loss) on investments and foreign currency transactions	92,167

Net change in unrealized appreciation (depreciation) on:
Investments	3,521,643
Translation of other assets and liabilities in foreign currencies	1,984

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,523,627

Net realized and unrealized gain (loss) on investments and foreign currency transactions	3,615,794

Net increase (decrease) in net assets resulting from operations	$4,565,714

(a)	Dividends recorded net of foreign withholding taxes in the amount of $81,643.

52	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$949,920	$885,697
Net realized gain (loss) on investments and foreign currency transactions	92,167	1,174,273
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,523,627	(3,045,577)

Net increase (decrease) in net assets resulting from operations	4,565,714	(985,607)

Dividends to shareholders:
From net investment income:
Investor Class	(2,768)	(7,201)
Class A	(23,917)	(73,325)
Class C	(520)	(2,203)
Class I	(290,800)	(763,342)

Total dividends to shareholders	(318,005)	(846,071)

Capital share transactions:
Net proceeds from sale of shares	811,419	7,644,241
Net asset value of shares issued to shareholders in reinvestment of dividends	317,177	841,932
Cost of shares redeemed	(6,050,578)	(2,087,598)

Increase (decrease) in net assets derived from capital share transactions	(4,921,982)	6,398,575

Net increase (decrease) in net assets	(674,273)	4,566,897

Net Assets
Beginning of year	50,371,832	45,804,935

End of year	$49,697,559	$50,371,832

Undistributed net investment income at end of year	$767,243	$152,704

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	53

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				April 30, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.26	$8.51	$7.67	$6.46	$10.00

Net investment income (loss)	0.14 (a)	0.13 (a)	0.10	0.11	0.08	(a)
Net realized and unrealized gain (loss) on investments	0.59	(0.25)	0.83	1.24	(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.73	(0.12)	0.93	1.35	(3.49)

Less dividends:
From net investment income	(0.04)	(0.13)	(0.09)	(0.14)	(0.05)

Redemption fee (b)	—	—	—	—	0.00	‡(a)

Net asset value at end of period	$8.95	$8.26	$8.51	$7.67	$6.46

Total investment return (c)	8.90%	(1.56%)	12.32%	21.46%	(35.07	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.68%	1.50%	1.26%	1.57%	1.84	% ††
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20	% ††
Expenses (before waiver/reimbursement)	1.59%	1.62%	1.72%	1.68%	2.18	% ††
Portfolio turnover rate	89%	71%	79%	106%	75%
Net assets at end of period (in 000’s)	$635	$558	$368	$209	$56

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

54	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,						April 30, 2008** through October 31,
	2012	2011	2010		2009		2008
Net asset value at beginning of period	$8.28	$8.52	$7.68		$6.47		$10.00

Net investment income (loss)	0.15 (a)	0.13 (a)	0.12		0.10		0.09	(a)
Net realized and unrealized gain (loss) on investments	0.58	(0.24)	0.81		1.26		(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00	‡	(0.00	)‡	(0.00	)‡

Total from investment operations	0.73	(0.11)	0.93		1.36		(3.48)

Less dividends:
From net investment income	(0.04)	(0.13)	(0.09)		(0.15)		(0.05)

Redemption fee (b)	—	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$8.97	$8.28	$8.52		$7.68		$6.47

Total investment return (c)	8.91%	(1.40%)	12.36%		21.49%		(34.97	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71%	1.46%	1.30%		1.63%		2.02	% ††
Net expenses	1.15%	1.15%	1.15%		1.15%		1.15	% ††
Expenses (before waiver/reimbursement)	1.38%	1.42%	1.53%		1.46%		1.99	% ††
Portfolio turnover rate	89%	71%	79%		106%		75%
Net assets at end of period (in 000’s)	$3,503	$4,584	$2,398		$801		$374

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	55

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,				April 30, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.23	$8.48	$7.65	$6.45	$10.00

Net investment income (loss)	0.08 (a)	0.06 (a)	0.04	0.06	0.05	(a)
Net realized and unrealized gain (loss) on investments	0.58	(0.24)	0.83	1.24	(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.66	(0.18)	0.87	1.30	(3.52)

Less dividends:
From net investment income	(0.01)	(0.07)	(0.04)	(0.10)	(0.03)

Redemption fee (b)	—	—	—	—	0.00	‡(a)

Net asset value at end of period	$8.88	$8.23	$8.48	$7.65	$6.45

Total investment return (c)	8.06%	(2.19%)	11.45%	20.56%	(35.26	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	0.74%	0.49%	0.71%	1.15	% ††
Net expenses	1.95%	1.95%	1.95%	1.95%	1.95	% ††
Expenses (before waiver/reimbursement)	2.34%	2.37%	2.47%	2.42%	2.93	% ††
Portfolio turnover rate	89%	71%	79%	106%	75%
Net assets at end of period (in 000’s)	$287	$357	$172	$142	$20

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

56	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,					April 30, 2008** through October 31,
	2012	2011	2010		2009	2008
Net asset value at beginning of period	$8.30	$8.53	$7.69		$6.47	$10.00

Net investment income (loss)	0.17 (a)	0.16 (a)	0.12		0.13	0.10	(a)
Net realized and unrealized gain (loss) on investments	0.58	(0.24)	0.83		1.25	(3.58)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00	‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.75	(0.08)	0.95		1.38	(3.48)

Less dividends:
From net investment income	(0.05)	(0.15)	(0.11)		(0.16)	(0.05)

Redemption fee (b)	—	—	0.00	‡(a)	—	0.00	‡(a)

Net asset value at end of period	$9.00	$8.30	$8.53		$7.69	$6.47

Total investment return (c)	9.27%	(1.23%)	12.56%		21.74%	(34.86	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.94%	1.78%	1.50%		2.02%	2.25	% ††
Net expenses	0.90%	0.90%	0.90%		0.90%	0.90	% ††
Expenses (before waiver/reimbursement)	1.13%	1.17%	1.27%		1.20%	1.74	% ††
Portfolio turnover rate	89%	71%	79%		106%	75%
Net assets at end of period (in 000’s)	$45,273	$44,873	$42,867		$37,680	$31,662

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	57

MainStay ICAP International Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.09 3.61%	–6.21 –5.15%	8.39 9.00%	1.44 1.44%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.95 3.76	–6.04 –4.98	8.49 9.10	1.29 1.29
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.84 2.84	–5.85 –5.85	8.19 8.19	2.19 2.19
Class I Shares	No Sales Charge		4.12	–4.66	9.42	1.04
Class R1 Shares[4]	No Sales Charge		4.05	–4.78	9.30	1.14
Class R2 Shares[4]	No Sales Charge		3.64	–5.07	9.00	1.40
Class R3 Shares[4]	No Sales Charge		3.41	–5.30	8.72	1.65

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006 ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares might have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these shares classes might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

58	MainStay ICAP International Fund

Benchmark Performance	One Year	Five Years	Ten Years
MSCI EAFE® Index[5]	4.61%	–5.81%	7.73%
MSCI Europe Index[6]	6.17	–6.30	7.91
Average Lipper International Large-Cap Core Fund[7]	5.85	–5.66	7.40

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper international large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	59

Cost in Dollars of a $1,000 Investment in MainStay ICAP International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,009.60	$7.32	$1,017.80	$7.35

Class A Shares	$1,000.00	$1,009.90	$6.72	$1,018.50	$6.75

Class C Shares	$1,000.00	$1,005.40	$11.09	$1,014.10	$11.14

Class I Shares	$1,000.00	$1,012.00	$4.80	$1,020.40	$4.82

Class R1 Shares	$1,000.00	$1,011.30	$5.31	$1,019.90	$5.33

Class R2 Shares	$1,000.00	$1,009.60	$7.22	$1,017.90	$7.25

Class R3 Shares	$1,000.00	$1,008.20	$8.48	$1,016.70	$8.52

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.45% for Investor Class, 1.33% for Class A, 2.20% for Class C, 0.95% for Class I, 1.05% for Class R1, 1.43% for Class R2 and 1.68% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

60	MainStay ICAP International Fund

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 64 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Novartis A.G.

2.	ENI S.p.A.

3.	Vodafone Group PLC, Sponsored ADR

4.	Nippon Telegraph & Telephone Corp.

5.	Bayerische Motoren Werke A.G.
6.	Danone S.A.

7.	ABB, Ltd.

8.	Siemens A.G.

9.	DnB NOR ASA

10.	Bayer A.G.

mainstayinvestments.com	61

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP International Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay ICAP International Fund returned 3.61% for Investor Class shares, 3.76% for Class A shares and 2.84% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 4.12%, Class R1 shares returned 4.05%, Class R2 shares returned 3.64% and Class R3 shares returned 3.41%. All share classes underperformed the 5.85% return of the average Lipper1 international large-cap core fund and the 4.61% return of the MSCI EAFE® Index2 for the 12 months ended October 31, 2012. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. See page 58 for Fund returns with applicable sales charges.

Were there any changes to the Fund in addition to those discussed in the semiannual report?

At a special meeting held on May 21, 2012, the Fund’s shareholders approved a change in the classification of the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy and amendments to each of the Fund’s fundamental investment restrictions. Effective May 25, 2012, the Fund’s objective became to seek total return.

Effective September 28, 2012, Thomas M. Cole became an additional portfolio manager for the Fund. Please refer to the Prospectus Supplement dated September 28, 2012, for additional information regarding Mr. Cole.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI EAFE® Index. Favorable stock selection in the energy and information technology sectors added to the Fund’s relative performance. Stock selection in the industrials and consumer staples sectors, however, detracted from the Fund’s relative performance. The Fund benefited from an overweight position in the health care sector relative to the MSCI EAFE® Index. An underweight position in the financials sector, on the other hand, detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index included health care, materials and information technology. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the information technology and materials sectors. Stock selection and an overweight position in the health care sector added to the Fund’s relative performance.

The sectors that detracted most from the Fund’s performance relative to the MSCI EAFE® Index included industrials, financials and consumer staples. Stock selection was the primary driver in the industrials sector. Stock selection and underweight positions in the financials and consumer staples sectors detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were German pharmaceutical and chemical company Bayer, German luxury auto maker BMW and diversified French health care company Sanofi. Bayer posted strong performance, led by its pharmaceutical business. BMW’s stock price benefited from improved auto sales and economic recovery. Sanofi delivered solid results because of growth in emerging markets and in the company’s nonpharmaceutical businesses. All three positions were held by the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included BBVA, a Spanish bank; Vallourec, a French manufacturer of steel tubing for the oil and gas industry; and Danone, a France-based food and beverage maker. BBVA lagged because of ongoing concerns about the Spanish banking and sovereign debt markets. We sold the Fund’s position to reduce the Fund’s risk profile. Vallourec underperformed because of a disappointing outlook associated with the start-up of new company facilities. Danone lagged as economic conditions in Southern Europe affected organic growth and margin expansion. Vallourec and Danone remained in the Fund at the end of the reporting period. We believed that these companies were well-positioned within their respective industries, were attractively valued and had strong performance catalysts.

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a position in U.K.-based Lloyds Banking Group. We believed the stock could benefit from lower perceived

1.	See footnote on page 59 for more information about Lipper Inc.
2.	See footnote on page 59 for more information on the MSCI EAFE® Index.

62	MainStay ICAP International Fund

balance-sheet risk and growth in core profits. We also added North American natural gas producer Encana. We believed that Encana’s stock could benefit from successful exploration and production results and additional joint ventures. We also added Singapore-based bank DBS Group. In our view, the bank’s stock could benefit from the execution of management’s growth strategy. This included a focus on building out the company’s non-Singapore banking franchises, trade finance and wealth management.

In addition to the sales already mentioned, we sold the Fund’s positions in U.K.-based global commercial bank Standard Chartered, Dutch telecommunications provider KPN and global mining firm Rio Tinto. We sold Standard Chartered because of a New York regulator’s allegations regarding the bank’s improper dealings with Iran, which could threaten the bank’s ability to do business. We sold KPN and Rio Tinto when we found other stocks that we felt had a greater potential upside and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its sector exposure relative to the MSCI EAFE® Index in industrials and health care. In industrials, the

Fund moved from an underweight to an overweight position relative to the MSCI EAFE® Index. In health care, the Fund added to its already overweight position relative to the Index.

During the reporting period, the Fund decreased its sector weightings relative to the MSCI EAFE® Index in the consumer staples and financials sectors. In both sectors, the Fund moved from an underweight position to one that was more substantially underweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund was most significantly overweight relative to the MSCI EAFE® Index in the telecommunication services and industrials sectors. As of the same date, the Fund was most significantly underweight relative to the Index in financials and consumer staples. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	63

Portfolio of Investments October 31, 2012

	Shares	Value

Common Stocks 97.5%†
Canada 7.6%
Barrick Gold Corp. (Metals & Mining)	503,550	$20,393,775
BCE, Inc. (Diversified Telecommunication Services)	530,450	23,159,447
Canadian Imperial Bank of Commerce (Commercial Banks)	165,250	12,985,345
Encana Corp. (Oil, Gas & Consumable Fuels)	948,050	21,378,528

		77,917,095

China 1.3%
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	13,758,000	12,941,313

France 15.9%
♦Danone S.A. (Food Products)	628,300	38,621,529
Pernod-Ricard S.A. (Beverages)	114,700	12,343,932
Sanofi (Pharmaceuticals)	400,400	35,197,103
Schneider Electric S.A. (Electrical Equipment)	444,200	27,771,280
Total S.A. (Oil, Gas & Consumable Fuels)	533,100	26,823,737
Vallourec S.A. (Machinery)	535,700	22,035,109

		162,792,690

Germany 16.9%
♦Bayer A.G. (Pharmaceuticals)	418,750	36,468,216
♦Bayerische Motoren Werke A.G. (Automobiles)	494,450	39,382,142
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	69,900	11,234,505
SAP A.G. (Software)	376,550	27,429,256
♦Siemens A.G. (Industrial Conglomerates)	368,250	37,010,386
ThyssenKrupp A.G. (Metals & Mining)	913,230	20,779,547

		172,304,052

Italy 4.8%
♦ENI S.p.A. (Oil, Gas & Consumable Fuels)	2,128,350	48,855,861

Japan 17.2%
Bridgestone Corp. (Auto Components)	1,134,900	26,428,399
KOMATSU, Ltd. (Machinery)	980,200	20,529,806
Mitsubishi Corp. (Trading Companies & Distributors)	1,690,650	30,178,833
♦Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	1,005,850	45,800,636
Nissan Motor Co., Ltd. (Automobiles)	3,092,500	25,877,364
Tokio Marine Holdings, Inc. (Insurance)	1,028,000	27,209,871

		176,024,909

Netherlands 3.2%
Akzo Nobel N.V. (Chemicals)	603,247	32,816,269

Norway 3.6%
♦DnB NOR ASA (Commercial Banks)	2,960,000	36,965,604

	Shares	Value

Singapore 2.8%
DBS Group Holdings, Ltd. (Commercial Banks)	2,487,750	$28,348,684

Switzerland 12.1%
♦ABB, Ltd. (Electrical Equipment) (a)	2,109,450	38,007,700
Holcim, Ltd. (Construction Materials) (a)	399,750	27,278,119
♦Novartis A.G. (Pharmaceuticals)	969,900	58,373,129

		123,658,948

United Kingdom 12.1%
GlaxoSmithKline PLC (Pharmaceuticals)	1,116,700	24,985,751
Lloyds Banking Group PLC (Commercial Banks) (a)	46,014,800	30,129,512
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services) (b)	1,789,550	48,711,551
WPP PLC (Media)	1,539,650	19,864,447

		123,691,261

Total Common Stocks (Cost $921,563,789)		996,316,686

	Principal Amount
Short-Term Investment 1.3%
Repurchase Agreement 1.3%
United States 1.3%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $12,981,373 (Collateralized by a Federal National Mortgage Association security with a rate of 0.74% and a maturity date of 6/4/15, with a Principal Amount of $13,200,000 and a Market Value of $13,245,170) (Capital Markets)	$12,981,370	12,981,370

Total Short-Term Investment (Cost $12,981,370)		12,981,370

Total Investments (Cost $934,545,159) (c)	98.8%	1,009,298,056
Other Assets, Less Liabilities	1.2	11,940,251
Net Assets	100.0%	$1,021,238,307

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of October 31, 2012, cost is $941,275,912 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$82,168,930
Gross unrealized depreciation	(14,146,786)

Net unrealized appreciation	$68,022,144

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

64	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2012 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$996,316,686	$—	$—	$996,316,686
Short-Term Investment
Repurchase Agreement	—	12,981,370	—	12,981,370

Total Investments in Securities	$996,316,686	$12,981,370	$—	$1,009,298,056

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

As of October 31, 2012, foreign securities with a total value of $583,617,445 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of October 31, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	65

Portfolio of Investments October 31, 2012 (continued)

The table below sets forth the diversification of MainStay ICAP International Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Auto Components	$26,428,399	2.6%
Automobiles	65,259,506	6.4
Beverages	12,343,932	1.2
Capital Markets	12,981,370	1.3
Chemicals	32,816,269	3.2
Commercial Banks	108,429,145	10.6
Construction & Engineering	12,941,313	1.3
Construction Materials	27,278,119	2.7
Diversified Telecommunication Services	68,960,083	6.7
Electrical Equipment	65,778,980	6.4
Food Products	38,621,529	3.8
Industrial Conglomerates	37,010,386	3.6
Insurance	38,444,376	3.8
Machinery	42,564,915	4.2
Media	19,864,447	1.9
Metals & Mining	41,173,322	4.0
Oil, Gas & Consumable Fuels	97,058,126	9.5
Pharmaceuticals	155,024,199	15.2
Software	27,429,256	2.7
Trading Companies & Distributors	30,178,833	2.9
Wireless Telecommunication Services	48,711,551	4.8

	1,009,298,056	98.8
Other Assets, Less Liabilities	11,940,251	1.2

Net Assets	$1,021,238,307	100.0%

†	Percentages indicated are based on Fund net assets.

66	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $934,545,159)	$1,009,298,056
Cash denominated in foreign currencies (identified cost $299)	300
Receivables:
Investment securities sold	10,391,932
Dividends and interest	3,532,300
Fund shares sold	3,180,552
Other assets	31,348

Total assets	1,026,434,488

Liabilities
Payables:
Investment securities purchased	2,521,612
Fund shares redeemed	1,347,919
Manager (See Note 3)	625,799
Transfer agent (See Note 3)	498,658
NYLIFE Distributors (See Note 3)	78,588
Shareholder communication	54,532
Professional fees	38,168
Custodian	21,574
Trustees	3,109
Accrued expenses	6,222

Total liabilities	5,196,181

Net assets	$1,021,238,307

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$35,740
Additional paid-in capital	1,185,954,462

1,185,990,202
Undistributed net investment income	20,556,661
Accumulated net realized gain (loss) on investments and foreign currency transactions	(259,986,831)
Net unrealized appreciation (depreciation) on investments	74,752,897
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(74,622)

Net assets	$1,021,238,307

Investor Class
Net assets applicable to outstanding shares	$8,848,578

Shares of beneficial interest outstanding	311,018

Net asset value per share outstanding	$28.45
Maximum sales charge (5.50% of offering price)	1.66

Maximum offering price per share outstanding	$30.11

Class A
Net assets applicable to outstanding shares	$240,403,164

Shares of beneficial interest outstanding	8,437,943

Net asset value per share outstanding	$28.49
Maximum sales charge (5.50% of offering price)	1.66

Maximum offering price per share outstanding	$30.15

Class C
Net assets applicable to outstanding shares	$13,832,138

Shares of beneficial interest outstanding	496,258

Net asset value and offering price per share outstanding	$27.87

Class I
Net assets applicable to outstanding shares	$704,105,874

Shares of beneficial interest outstanding	24,592,456

Net asset value and offering price per share outstanding	$28.63

Class R1
Net assets applicable to outstanding shares	$590,112

Shares of beneficial interest outstanding	20,654

Net asset value and offering price per share outstanding	$28.57

Class R2
Net assets applicable to outstanding shares	$42,435,173

Shares of beneficial interest outstanding	1,491,568

Net asset value and offering price per share outstanding	$28.45

Class R3
Net assets applicable to outstanding shares	$11,023,268

Shares of beneficial interest outstanding	390,386

Net asset value and offering price per share outstanding	$28.24

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	67

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$31,795,956
Interest	3,022

Total income	31,798,978

Expenses
Manager (See Note 3)	7,783,931
Transfer agent (See Note 3)	1,882,358
Distribution/Service—Investor Class (See Note 3)	22,659
Distribution/Service—Class A (See Note 3)	519,320
Distribution/Service—Class C (See Note 3)	144,756
Distribution/Service—Class R2 (See Note 3)	102,761
Distribution/Service—Class R3 (See Note 3)	53,378
Shareholder communication	288,196
Custodian	134,807
Registration	107,267
Professional fees	94,824
Shareholder service (See Note 3)	52,326
Trustees	26,404
Miscellaneous	52,734

Total expenses before waiver/reimbursement	11,265,721
Expense waiver/reimbursement from Manager (See Note 3)	(774,357)

Net expenses	10,491,364

Net investment income (loss)	21,307,614

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(36,742,775)
Foreign currency transactions	(750,768)

Net realized gain (loss) on investments and foreign currency transactions	(37,493,543)

Net change in unrealized appreciation (depreciation) on:
Investments	55,886,071
Translation of other assets and liabilities in foreign currencies	56,771

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	55,942,842

Net realized and unrealized gain (loss) on investments and foreign currency transactions	18,449,299

Net increase (decrease) in net assets resulting from operations	$39,756,913

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,213,656.

68	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,307,614	$18,942,726
Net realized gain (loss) on investments and foreign currency transactions	(37,493,543)	17,344,045
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	55,942,842	(79,568,430)

Net increase (decrease) in net assets resulting from operations	39,756,913	(43,281,659)

Dividends to shareholders:
From net investment income:
Investor Class	—	(151,681)
Class A	(68,568)	(3,511,697)
Class C	—	(194,280)
Class I	(1,610,668)	(13,743,292)
Class R1	(780)	(10,940)
Class R2	—	(631,279)
Class R3	—	(149,577)

Total dividends to shareholders	(1,680,016)	(18,392,746)

Capital share transactions:
Net proceeds from sale of shares	364,012,834	391,175,305
Net asset value of shares issued to shareholders in reinvestment of dividends	1,569,126	17,009,028
Cost of shares redeemed	(300,982,570)	(285,324,332)

Increase (decrease) in net assets derived from capital share transactions	64,599,390	122,860,001

Net increase (decrease) in net assets	102,676,287	61,185,596

Net Assets
Beginning of year	918,562,020	857,376,424

End of year	$1,021,238,307	$918,562,020

Undistributed net investment income at end of year	$20,556,661	$1,679,831

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	69

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,						April 29, 2008** through October 31,
	2012	2011	2010		2009		2008
Net asset value at beginning of period	$27.46	$29.15	$27.05		$22.19		$36.83

Net investment income (loss)	0.49 (a)	0.47	0.29	(a)	0.49	(a)	0.47	(a)
Net realized and unrealized gain (loss) on investments	0.52	(1.69)	2.09		5.13		(14.56)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.03)	0.00	‡	(0.01)		(0.01)

Total from investment operations	0.99	(1.25)	2.38		5.61		(14.10)

Less dividends:
From net investment income	—	(0.44)	(0.28)		(0.75)		(0.54)

Redemption fee (b)	—	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$28.45	$27.46	$29.15		$27.05		$22.19

Total investment return (c)	3.61%	(4.44%)	9.02%		25.99%		(38.80	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.78%	1.58%	1.07%		2.14%		2.96	% ††
Net expenses	1.45%	1.44%	1.55%		1.38%		1.24	% ††
Expenses (before waiver/reimbursement)	1.45%	1.44%	1.55%		1.62%		1.49	% ††
Portfolio turnover rate	74%	62%	80%		96%		79%
Net assets at end of period (in 000’s)	$8,849	$9,864	$10,343		$10,373		$8,674

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

70	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,						January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010		2009		2008		2007
Net asset value at beginning of period	$27.48	$29.18	$27.05		$22.19		$38.22		$39.09

Net investment income (loss)	0.55 (a)	0.50	0.37	(a)	0.50	(a)	0.77	(a)	0.57	(a)
Net realized and unrealized gain (loss) on investments	0.49	(1.67)	2.07		5.19		(16.22)		3.67
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.03)	0.00	‡	(0.01)		(0.01)		—

Total from investment operations	1.02	(1.20)	2.44		5.68		(15.46)		4.24

Less dividends and distributions:
From net investment income	(0.01)	(0.50)	(0.31)		(0.82)		(0.57)		(0.69)
From net realized gain on investments	—	—	—		—		—		(4.42)

Total dividends and distributions	(0.01)	(0.50)	(0.31)		(0.82)		(0.57)		(5.11)

Redemption fee (b)	—	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$28.49	$27.48	$29.18		$27.05		$22.19		$38.22

Total investment return (c)	3.76%	(4.31%)	9.30%		26.36%		(40.97	%)(d)	11.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%	1.77%	1.36%		2.13%		2.78	% ††	1.36%
Net expenses	1.31%	1.29%	1.30%		1.14%		1.10	% ††	1.15%
Expenses (before waiver/reimbursement)	1.31%	1.29%	1.36%		1.37%		1.31	% ††	1.33%
Portfolio turnover rate	74%	62%	80%		96%		79%		109%
Net assets at end of period (in 000’s)	$240,403	$159,275	$193,508		$138,355		$73,122		$121,098

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	71

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,							January 1, 2008*** through October 31,		Year ended December 31,
	2012		2011	2010		2009		2008		2007
Net asset value at beginning of period	$27.11		$28.87	$26.87		$22.02		$38.04		$39.03

Net investment income (loss)	0.28	(a)	0.27	0.08	(a)	0.29	(a)	0.54	(a)	0.25	(a)
Net realized and unrealized gain (loss) on investments	0.50		(1.69)	2.09		5.13		(16.12)		3.66
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.03)	0.00	‡	(0.01)		(0.01)		—

Total from investment operations	0.76		(1.45)	2.17		5.41		(15.59)		3.91

Less dividends and distributions:
From net investment income	—		(0.31)	(0.17)		(0.56)		(0.43)		(0.48)
From net realized gain on investments	—		—	—		—		—		(4.42)

Total dividends and distributions	—		(0.31)	(0.17)		(0.56)		(0.43)		(4.90)

Redemption fee (b)	—		—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$27.87		$27.11	$28.87		$26.87		$22.02		$38.04

Total investment return (c)	2.80	%(e)	(5.16%)	8.20%		25.06%		(41.39	%)(d)	10.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%		0.89%	0.31%		1.30%		1.98	% ††	0.60%
Net expenses	2.20%		2.19%	2.29%		2.13%		1.96	% ††	1.90%
Expenses (before waiver/reimbursement)	2.20%		2.19%	2.29%		2.37%		2.17	% ††	2.08%
Portfolio turnover rate	74%		62%	80%		96%		79%		109%
Net assets at end of period (in 000’s)	$13,832		$15,931	$15,538		$19,244		$19,586		$32,652

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

72	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,						January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010		2009		2008		2007
Net asset value at beginning of period	$27.56	$29.26	$27.12		$22.25		$38.26		$39.10

Net investment income (loss)	0.64 (a)	0.60	0.46	(a)	0.60	(a)	0.87	(a)	0.78	(a)
Net realized and unrealized gain (loss) on investments	0.51	(1.67)	2.08		5.15		(16.26)		3.59
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.03)	0.00	‡	(0.01)		(0.01)		—

Total from investment operations	1.13	(1.10)	2.54		5.74		(15.40)		4.37

Less dividends and distributions:
From net investment income	(0.06)	(0.60)	(0.40)		(0.87)		(0.61)		(0.79)
From net realized gain on investments	—	—	—		—		—		(4.42)

Total dividends and distributions	(0.06)	(0.60)	(0.40)		(0.87)		(0.61)		(5.21)

Redemption fee (b)	—	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$28.63	$27.56	$29.26		$27.12		$22.25		$38.26

Total investment return (c)	4.12%	(3.95%)	9.62%		26.71%		(40.81	%)(d)	11.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30%	2.10%	1.70%		2.59%		3.12	% ††	1.86%
Net expenses	0.95%	0.95%	0.95%		0.85%		0.80	% ††	0.80%
Expenses (before waiver/reimbursement)	1.06%	1.04%	1.11%		1.13%		1.01	% ††	0.98%
Portfolio turnover rate	74%	62%	80%		96%		79%		109%
Net assets at end of period (in 000’s)	$704,106	$685,355	$587,673		$487,411		$389,517		$753,984

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	73

Financial Highlights selected per share data and ratios

	Class R1
	Year ended October 31,						January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010		2009		2008		2007
Net asset value at beginning of period	$27.52	$29.22	$27.07		$22.22		$38.23		$39.08

Net investment income (loss)	0.64 (a)	0.54	0.40	(a)	0.59	(a)	0.82	(a)	0.47	(a)
Net realized and unrealized gain (loss) on investments	0.48	(1.64)	2.10		5.12		(16.22)		3.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.03)	0.00	‡	(0.01)		(0.01)		—

Total from investment operations	1.10	(1.13)	2.50		5.70		(15.41)		4.33

Less dividends and distributions:
From net investment income	(0.05)	(0.57)	(0.35)		(0.85)		(0.60)		(0.76)
From net realized gain on investments	—	—	—		—		—		(4.42)

Total dividends and distributions	(0.05)	(0.57)	(0.35)		(0.85)		(0.60)		(5.18)

Redemption fee (b)	—	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$28.57	$27.52	$29.22		$27.07		$22.22		$38.23

Total investment return (c)	4.05%	(4.09%)	9.48%		26.56%		(40.89	%)(d)	11.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30%	1.61%	1.47%		2.54%		2.95	% ††	1.12%
Net expenses	1.05%	1.05%	1.10%		0.99%		0.90	% ††	0.90%
Expenses (before waiver/reimbursement)	1.16%	1.14%	1.21%		1.22%		1.11	% ††	1.08%
Portfolio turnover rate	74%	62%	80%		96%		79%		109%
Net assets at end of period (in 000’s)	$590	$480	$949		$675		$170		$418

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

74	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,						January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010		2009		2008		2007
Net asset value at beginning of period	$27.45	$29.14	$27.05		$22.18		$38.20		$39.08

Net investment income (loss)	0.51 (a)	0.47	0.32	(a)	0.44	(a)	0.74	(a)	0.35	(a)
Net realized and unrealized gain (loss) on investments	0.51	(1.67)	2.07		5.23		(16.20)		3.88
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.03)	0.00	‡	(0.01)		(0.01)		—

Total from investment operations	1.00	(1.23)	2.39		5.66		(15.47)		4.23

Less dividends and distributions:
From net investment income	—	(0.46)	(0.30)		(0.79)		(0.55)		(0.69)
From net realized gain on investments	—	—	—		—		—		(4.42)

Total dividends and distributions	—	(0.46)	(0.30)		(0.79)		(0.55)		(5.11)

Redemption fee (b)	—	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$28.45	$27.45	$29.14		$27.05		$22.18		$38.20

Total investment return (c)	3.64%	(4.37%)	9.06%		26.27%		(41.00	%)(d)	11.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%	1.63%	1.17%		1.84%		2.72	% ††	0.83%
Net expenses	1.41%	1.40%	1.46%		1.27%		1.15	% ††	1.15%
Expenses (before waiver/reimbursement)	1.41%	1.40%	1.46%		1.47%		1.36	% ††	1.33%
Portfolio turnover rate	74%	62%	80%		96%		79%		109%
Net assets at end of period (in 000’s)	$42,435	$37,081	$39,156		$27,480		$9,445		$12,816

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	75

Financial Highlights selected per share data and ratios

	Class R3
	Year ended October 31,						January 1, 2008*** through October 31,		Year ended December 31,
	2012	2011	2010		2009		2008		2007
Net asset value at beginning of period	$27.31	$29.01	$26.95		$22.13		$38.13		$39.06

Net investment income (loss)	0.44 (a)	0.40	0.25	(a)	0.39	(a)	0.75	(a)	0.21	(a)
Net realized and unrealized gain (loss) on investments	0.51	(1.68)	2.08		5.19		(16.24)		3.89
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.03)	0.00	‡	(0.01)		(0.01)		—

Total from investment operations	0.93	(1.31)	2.33		5.57		(15.50)		4.10

Less dividends and distributions:
From net investment income	—	(0.39)	(0.27)		(0.75)		(0.50)		(0.61)
From net realized gain on investments	—	—	—		—		—		(4.42)

Total dividends and distributions	—	(0.39)	(0.27)		(0.75)		(0.50)		(5.03)

Redemption fee (b)	—	—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$28.24	$27.31	$29.01		$26.95		$22.13		$38.13

Total investment return (c)	3.41%	(4.65%)	8.85%		25.87%		(41.11	%)(d)	10.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60%	1.37%	0.91%		1.60%		2.77	% ††	0.49%
Net expenses	1.66%	1.65%	1.71%		1.54%		1.40	% ††	1.40%
Expenses (before waiver/reimbursement)	1.66%	1.65%	1.71%		1.72%		1.62	% ††	1.58%
Portfolio turnover rate	74%	62%	80%		96%		79%		109%
Net assets at end of period (in 000’s)	$11,023	$10,577	$10,208		$6,536		$1,112		$289

***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

76	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate only to the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund and (collectively referred to as the “ICAP Funds” and each individually referred to as an “ICAP Fund”). Each ICAP Fund is the successor of a series of ICAP Funds, Inc. with the same name (each a “Predecessor Fund”). The reorganization of the Predecessor Funds with and into the respective ICAP Funds occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Funds.

The ICAP Funds commenced operations on the dates indicated below:

Commencement of Operations	Funds
April 30, 2008	MainStay ICAP Global Fund
December 31, 1997	MainStay ICAP Select Equity Fund MainStay ICAP International Fund
December 31, 1994	MainStay ICAP Equity Fund

The MainStay ICAP Equity Fund and MainStay ICAP International Fund offer seven classes of shares: Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes, other than Investor Class and Class I shares, commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund and MainStay ICAP International Fund.

The MainStay ICAP Global Fund offers four classes of shares: Investor Class, Class A, Class C and Class I shares. All share classes of the MainStay ICAP Global Fund commenced operations on April 30, 2008.

The MainStay ICAP Select Equity Fund offers eight classes of shares: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes other than Investor Class, Class B and Class I shares commenced operations on September 1, 2006. Class I shares commenced operations on December 31, 1997 (under a former designation) and Investor Class shares commenced operations on April 29, 2008. Class B shares commenced operations on November 13, 2009.

Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates, than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

Effective May 25, 2012, and after shareholder approval, the investment objective for each ICAP Fund is to seek total return.

Prior to May 25, 2012, the investment objectives for certain ICAP Funds were as follows:

The MainStay ICAP Equity Fund seeks a superior total return with only a moderate degree of risk.

The MainStay ICAP Select Equity Fund seeks a superior total return.

The MainStay ICAP International Fund seeks a superior total return with income as a secondary objective.

Note 2–Significant Accounting Policies

The ICAP Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the ICAP Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of each ICAP Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the ICAP Funds (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the

mainstayinvestments.com	77

Notes to Financial Statements (continued)

Subadvisor (as defined in Note 3(A)) of each ICAP Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the ICAP Funds’ third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that an ICAP Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the ICAP Funds. Unobservable inputs reflect each ICAP Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each ICAP Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for each ICAP Fund’s investments is included at the end of each ICAP Fund’s Portfolio of Investments.

The valuation techniques used by the ICAP Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The ICAP Funds may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the ICAP Funds’ Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the ICAP Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The ICAP Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the ICAP Funds’ Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the ICAP Funds did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the ICAP Funds principally trade, and the time at which the ICAP Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the ICAP Funds’ Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued

78	MainStay ICAP Funds

whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the ICAP Funds’ policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, foreign equity securities held by the ICAP Funds were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  Each ICAP Fund is treated as a separate entity for federal income tax purposes. The ICAP Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each ICAP Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ICAP Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the ICAP Funds’ financial statements. The ICAP Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the ICAP Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, and a portion of which may be recoverable. The ICAP Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. Effective January 1, 2012, MainStay ICAP Global Fund and MainStay ICAP International Fund will declare and pay dividends from net investment income, if any, at least annually. Distributions from net realized capital gains, if any, are declared and paid annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ICAP Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The ICAP Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the ICAP Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the ICAP Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each ICAP Fund, including those of related parties to the ICAP Funds, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Reclassification.  Certain prior year amounts have been reclassified to conform with the current year presentation.

(I)  Repurchase Agreements.  The ICAP Funds may enter into repurchase agreements to earn income. The ICAP Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the ICAP Funds’ Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements

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Notes to Financial Statements (continued)

are considered to be collateralized loans by a ICAP Fund to the seller secured by the securities transferred to the respective ICAP Fund.

When the ICAP Funds invest in repurchase agreements, the ICAP Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the ICAP Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective ICAP Fund.

(J)  Foreign Currency Transactions.  The books and records of the ICAP Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the ICAP Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the ICAP Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the ICAP Funds do engage in securities lending, the ICAP Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the ICAP Funds’ cash collateral in accordance with the Lending Agreement between the ICAP Funds and State Street, and indemnify the ICAP Funds’ portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The ICAP Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The ICAP Funds may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ICAP Funds will receive compensation for lending their securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The ICAP Funds also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ICAP Funds.

Although the ICAP Funds and New York Life Investments have temporarily suspended securities lending, the ICAP Funds and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The ICAP Funds had no portfolio securities on loan as of October 31, 2012.

(L)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The ICAP Funds may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The ICAP Funds could also lose the entire value of their investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The ICAP Funds are exposed to risk until each sale is completed. As of October 31, 2012, the ICAP Funds did not hold any rights or warrants.

(M)  Concentration of Risk.  The ICAP Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ICAP Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The ICAP Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ICAP Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ICAP Funds.

80	MainStay ICAP Funds

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the ICAP Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the ICAP Funds’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

ICAP Global Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$(590)	$(590)

Total Realized Gain (Loss)		$(590)	$(590)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights	60,900	60,900

(1)	Amount disclosed represents the actual average held during the year ended October 31, 2012.

ICAP International Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$(33,589)	$(33,589)

Total Realized Gain (Loss)		$(33,589)	$(33,589)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights	3,082,400	3,082,400

(1)	Amount disclosed represents the actual average held during the year ended October 31, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ICAP Funds’ Manager, pursuant to an Amended and Restated Management Agreement, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ICAP Funds. Except for the portion of salaries and expenses that are the responsibility of the ICAP Funds, the Manager pays the salaries and expenses of all personnel affiliated with the ICAP Funds and certain operational expenses of the ICAP Funds. The ICAP Funds reimburse New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the ICAP Funds. Institutional Capital LLC (“ICAP” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Funds and is responsible for the day-to-day portfolio management of the ICAP Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and ICAP, New York Life Investments pays for the services of the Subadvisor.

The MainStay ICAP Global Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of the Fund. The MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion and 0.775% in excess of $5 billion. The effective management fee rates (exclusive of any applicable waivers/reimbursements) for each of the ICAP Funds for the year ended October 31, 2012 were as follows:

Funds	Management Fee Rate
MainStay ICAP Equity Fund	0.80%
MainStay ICAP Select Equity Fund	0.80
MainStay ICAP Global Fund	0.80
MainStay ICAP International Fund	0.80

Prior to February 28, 2012, each ICAP Fund, with the exception of the MainStay ICAP Select Equity Fund, paid the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of that ICAP Fund.

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

MainStay ICAP Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.90% of its average daily net assets. This

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Notes to Financial Statements (continued)

agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Equity Fund so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class C, 2.60%; and Class R1, 0.99%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Select Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Select Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Class A, 1.18% and Class I, 0.90%. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, on February 28, 2012, New York Life Investments agreed to voluntarily waive fees and/or reimburse expenses of Class R1 and Class R2 shares of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses do not exceed 1.00% and 1.25%, respectively, of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Global Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Global Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

MainStay ICAP International Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP International Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.95% of its average daily net assets. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. For the period February 26, 2010 through February 28, 2012, New York Life Investments contractually agreed to reimburse the expenses of Class A of the MainStay ICAP International Equity Fund so that the total ordinary operating expenses did not exceed 1.30% of its average daily net assets.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of Class R1 shares of the MainStay ICAP International Fund so that Total Annual Fund Operating Expenses do not exceed 1.05% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

For the year ended October 31, 2012, New York Life Investments earned fees from the ICAP Funds and waived its fees and/or reimbursed expenses as follows:

	Fees earned	Fees waived/ reimbursed
MainStay ICAP Equity Fund	$7,375,241	$171,620
MainStay ICAP Select Equity Fund	30,215,444	3,157,301
MainStay ICAP Global Fund	397,951	117,131
MainStay ICAP International Fund	7,783,931	774,357

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the ICAP Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ICAP Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ICAP Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the ICAP Funds’ administrative operations. For providing these services to the ICAP Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the ICAP Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The ICAP Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ICAP Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder

82	MainStay ICAP Funds

and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the ICAP Funds that offer these share classes. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares of the applicable ICAP Funds. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by each ICAP Fund for the year ended October 31, 2012, were as follows:

MainStay ICAP Equity Fund
Class R1	$4,336
Class R2	9,630
Class R3	2,812

MainStay ICAP Select Equity Fund
Class R1	$23,791
Class R2	22,136
Class R3	13,961

MainStay ICAP International Fund
Class R1	$546
Class R2	41,105
Class R3	10,675

(C)  Sales Charges.  The ICAP Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended October 31, 2012 were as follows:

MainStay ICAP Equity Fund
Investor Class	$6,268
Class A	7,819

MainStay ICAP Select Equity Fund
Investor Class	$30,508
Class A	43,581

MainStay ICAP Global Fund
Investor Class	$662
Class A	129

MainStay ICAP International Fund
Investor Class	$4,467
Class A	5,086

The ICAP Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares, for the year ended October 31, 2012 were as follows:

MainStay ICAP Equity Fund
Class A	$186
Class C	3,277

MainStay ICAP Select Equity Fund
Investor Class	$214
Class A	4,272
Class B	77,143
Class C	10,431

MainStay ICAP Global Fund
Class C	$128

MainStay ICAP International Fund
Class A	$6
Class C	974

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ICAP Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the ICAP Funds for the year ended October 31, 2012, were as follows:

MainStay ICAP Equity Fund
Investor Class	$40,717
Class A	23,534
Class C	28,887
Class I	674,708
Class R1	3,443
Class R2	7,755
Class R3	2,232

MainStay ICAP Select Equity Fund
Investor Class	$613,120
Class A	914,106
Class B	200,669
Class C	332,387
Class I	4,332,850
Class R1	36,974
Class R2	34,345
Class R3	21,678

MainStay ICAP Global Fund
Investor Class	$1,393
Class A	1,096
Class C	748
Class I	11,558

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Notes to Financial Statements (continued)

MainStay ICAP International Fund
Investor Class	$29,436
Class A	395,444
Class C	47,024
Class I	1,310,969
Class R1	1,037
Class R2	78,143
Class R3	20,305

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the ICAP Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the ICAP Funds with the following values and percentages of net assets as follows:

MainStay ICAP Equity Fund
Class I	$69,726,111	8.6%

MainStay ICAP Select Equity Fund
Class A	$151,979	0.0	%‡

‡	Less than one-tenth of a percent.

MainStay ICAP Global Fund
Class A	$45,744	1.3%
Class C	22,405	7.8
Class I	43,395,836	95.9

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay ICAP Equity Fund	$351,428	$(141,604,873)	$—	$145,594,731	$4,341,286
MainStay ICAP Select Equity Fund	1,464,362	(483,089,424)	—	592,371,055	110,745,993
MainStay ICAP Global Fund	767,243	(10,772,416)	—	5,303,608	(4,701,565)
MainStay ICAP International Fund	20,556,661	(253,259,973)	—	67,951,417	(164,751,895)

The difference between book basis and tax basis unrealized depreciation is primarily due to wash sale adjustments, mark to market of foreign forward contracts and basis adjustments due to class actions.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay ICAP Equity Fund	$ 2,031	$ (2,031)	$ —
MainStay ICAP Select Equity Fund	—	(1,170,138)	1,170,138
MainStay ICAP Global Fund	(17,376)	17,376	—
MainStay ICAP International Fund	(750,768)	750,768	—

The reclassifications for the ICAP Funds are primarily due to foreign currency gain (loss), and gain (loss) from redemptions in-kind.

Under the Regulated Investment Company Modernization Act of 2010, the ICAP Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay ICAP Equity Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $141,604,873 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

84	MainStay ICAP Funds

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$141,605	$—

The MainStay ICAP Equity Fund utilized $40,666,083 of capital loss carryforwards during the year ended October 31, 2012.

MainStay ICAP Select Equity Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $483,089,424 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Select Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$ 86,839	$—
2017	396,250	—
Total	$483,089	$—

The MainStay ICAP Select Equity Fund utilized $112,957,579 of capital loss carryforwards during the year ended October 31, 2012.

MainStay ICAP Global Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $10,772,416 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Global Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017	$1,637 9,135	$	— —
Total	$10,772		$—

The MainStay ICAP Global Fund utilized $88,435 of capital loss carryforwards during the year ended October 31, 2012.

MainStay ICAP International Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $253,259,973 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP International Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$67,705	$—
2017	146,267	—
Unlimited	18,483	20,805
Total	$232,455	$20,805

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012			2011
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay ICAP Equity Fund	$15,649,566	$—	$15,649,566	$12,047,939	$—	$12,047,939
MainStay ICAP Select Equity Fund	64,122,839	—	64,122,839	47,961,388	—	47,961,388
MainStay ICAP Global Fund	318,005	—	318,005	846,071	—	846,071
MainStay ICAP International Fund	1,680,016	—	1,680,016	18,392,746	—	18,392,746

Note 5–Foreign Currency Transactions

MainStay ICAP Global Fund

As of October 31, 2012, the Fund held the following foreign currency:

		Currency		Cost			Value
Japanese Yen	JPY	10	USD	0	(a)	USD	0	(a)

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

MainStay ICAP International Fund

As of October 31, 2012, the Fund held the following foreign currency:

		Currency		Cost		Value
Euro	EUR	231	USD	299	USD	300

Note 6–Custodian

State Street is the custodian of the cash and the securities of the ICAP Funds. Custodial fees are charged to the ICAP Funds based on the

mainstayinvestments.com	85

Notes to Financial Statements (continued)

market value of securities in the ICAP Funds and the number of certain cash transactions incurred by the ICAP Funds.

Note 7–Line of Credit

The ICAP Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the ICAP Funds on the amended credit agreement during the year ended October 31, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

For the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
MainStay ICAP Equity Fund	$—	$—	$665,473	$663,260
MainStay ICAP Select Equity Fund	—	—	2,343,235	2,403,562
MainStay ICAP Global Fund	—	—	43,276	48,083
MainStay ICAP International Fund	—	—	769,728	697,010

Note 9–Capital Share Transactions

MainStay ICAP Equity Fund

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	44,385	$1,694,133
Shares issued to shareholders in reinvestment of dividends	3,724	144,300
Shares redeemed	(51,901)	(1,951,964)

Net increase (decrease) in shares outstanding before conversion	(3,792)	(113,531)
Shares converted into Investor Class (See Note 1)	3,476	139,430
Shares converted from Investor Class (See Note 1)	(27,104)	(1,036,462)

Net increase (decrease)	(27,420)	$(1,010,563)

Year ended October 31, 2011:
Shares sold	35,603	$1,302,972
Shares issued to shareholders in reinvestment of dividends	3,222	116,783
Shares redeemed	(56,487)	(2,032,673)

Net increase (decrease) in shares outstanding before conversion	(17,662)	(612,918)
Shares converted into Investor Class (See Note 1)	14,791	476,272
Shares converted from Investor Class (See Note 1)	(21,204)	(773,318)

Net increase (decrease)	(24,075)	$(909,964)

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	138,146	$5,261,445
Shares issued to shareholders in reinvestment of dividends	10,139	393,620
Shares redeemed	(224,782)	(8,506,584)

Net increase (decrease) in shares outstanding before conversion	(76,497)	(2,851,519)
Shares converted into Class A (See Note 1)	27,063	1,036,462
Shares converted from Class A (See Note 1)	(3,470)	(139,430)

Net increase (decrease)	(52,904)	$(1,954,487)

Year ended October 31, 2011:
Shares sold	678,022	$25,350,681
Shares issued to shareholders in reinvestment of dividends	9,760	354,046
Shares redeemed	(598,102)	(20,281,825)

Net increase (decrease) in shares outstanding before conversion	89,680	5,422,902
Shares converted into Class A (See Note 1)	21,188	773,318
Shares converted from Class A (See Note 1)	(14,773)	(476,272)

Net increase (decrease)	96,095	$5,719,948

86	MainStay ICAP Funds

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	45,018	$1,672,637
Shares issued to shareholders in reinvestment of dividends	1,002	38,434
Shares redeemed	(51,121)	(1,892,523)

Net increase (decrease)	(5,101)	$(181,452)

Year ended October 31, 2011:
Shares sold	70,362	$2,565,183
Shares issued to shareholders in reinvestment of dividends	476	17,673
Shares redeemed	(47,683)	(1,691,031)

Net increase (decrease)	23,155	$891,825

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	8,386,863	$316,576,344
Shares issued to shareholders in reinvestment of dividends	373,243	14,439,082
Shares redeemed	(8,900,041)	(344,048,716)

Net increase (decrease)	(139,935)	$(13,033,290)

Year ended October 31, 2011:
Shares sold	6,504,717	$232,210,749
Shares issued to shareholders in reinvestment of dividends	305,757	11,029,842
Shares redeemed (a)	(9,806,507)	(356,233,623)

Net increase (decrease)	(2,996,033)	$(112,993,032)

Class R1	Shares	Amount
Year ended October 31, 2012:
Shares sold	51,906	$1,941,159
Shares issued to shareholders in reinvestment of dividends	1,860	72,230
Shares redeemed	(45,881)	(1,642,461)

Net increase (decrease)	7,885	$370,928

Year ended October 31, 2011:
Shares sold	28,224	$988,528
Shares issued to shareholders in reinvestment of dividends	1,440	52,014
Shares redeemed	(18,396)	(659,969)

Net increase (decrease)	11,268	$380,573

Class R2	Shares	Amount
Year ended October 31, 2012:
Shares sold	218,710	$8,113,308
Shares issued to shareholders in reinvestment of dividends	3,056	118,751
Shares redeemed	(75,321)	(2,869,784)

Net increase (decrease)	146,445	$5,362,275

Year ended October 31, 2011:
Shares sold	88,622	$3,266,573
Shares issued to shareholders in reinvestment of dividends	1,691	61,009
Shares redeemed	(43,936)	(1,592,603)

Net increase (decrease)	46,377	$1,734,979

Class R3	Shares	Amount
Year ended October 31, 2012:
Shares sold	32,375	$1,240,943
Shares issued to shareholders in reinvestment of dividends	896	34,666
Shares redeemed	(39,434)	(1,435,011)

Net increase (decrease)	(6,163)	$(159,402)

Year ended October 31, 2011:
Shares sold	42,475	$1,506,784
Shares issued to shareholders in reinvestment of dividends	646	23,374
Shares redeemed	(28,143)	(1,030,812)

Net increase (decrease)	14,978	$499,346

(a) Includes the redemption of 2,680,166 shares through an in-kind transfer of securities in the amount of $97,079,910. (See Note 10)

MainStay ICAP Select Equity Fund

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	185,395	$6,690,933
Shares issued to shareholders in reinvestment of dividends	66,711	2,344,848
Shares redeemed	(722,343)	(25,950,269)

Net increase (decrease) in shares outstanding before conversion	(470,237)	(16,914,488)
Shares converted into Investor Class (See Note 1)	313,009	11,157,641
Shares converted from Investor Class (See Note 1)	(506,628)	(18,557,836)

Net increase (decrease)	(663,856)	$(24,314,683)

Year ended October 31, 2011:
Shares sold	228,584	$8,040,071
Shares issued to shareholders in reinvestment of dividends	53,549	1,879,423
Shares redeemed	(692,316)	(24,186,923)

Net increase (decrease) in shares outstanding before conversion	(410,183)	(14,267,429)
Shares converted into Investor Class (See Note 1)	592,540	19,579,635
Shares converted from Investor Class (See Note 1)	(384,889)	(13,643,517)

Net increase (decrease)	(202,532)	$(8,331,311)

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	4,970,881	$178,245,091
Shares issued to shareholders in reinvestment of dividends	204,575	7,228,473
Shares redeemed	(5,805,527)	(210,387,848)

Net increase (decrease) in shares outstanding before conversion	(630,071)	(24,914,284)
Shares converted into Class A (See Note 1)	638,824	23,283,562
Shares converted from Class A (See Note 1)	(27,814)	(1,061,905)

Net increase (decrease)	(19,061)	$(2,692,627)

mainstayinvestments.com	87

Notes to Financial Statements (continued)

Class A	Shares	Amount
Year ended October 31, 2011:
Shares sold	6,008,651	$209,346,869
Shares issued to shareholders in reinvestment of dividends	172,593	6,041,862
Shares redeemed	(4,702,851)	(162,416,910)

Net increase (decrease) in shares outstanding before conversion	1,478,393	52,971,821
Shares converted into Class A (See Note 1)	560,430	19,764,517
Shares converted from Class A (See Note 1)	(274,612)	(8,546,934)

Net increase (decrease)	1,764,211	$64,189,404

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	158,063	$5,629,437
Shares issued to shareholders in reinvestment of dividends	10,508	356,179
Shares redeemed	(281,046)	(10,038,872)

Net increase (decrease) in shares outstanding before conversion	(112,475)	(4,053,256)
Shares converted from Class B (See Note 1)	(421,145)	(14,821,462)

Net increase (decrease)	(533,620)	$(18,874,718)

Year ended October 31, 2011:
Shares sold	195,986	$6,830,401
Shares issued to shareholders in reinvestment of dividends	7,796	279,818
Shares redeemed	(373,987)	(12,970,899)

Net increase (decrease) in shares outstanding before conversion	(170,205)	(5,860,680)
Shares converted from Class B (See Note 1)	(497,296)	(17,153,701)

Net increase (decrease)	(667,501)	$(23,014,381)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	274,068	$9,782,349
Shares issued to shareholders in reinvestment of dividends	10,402	353,229
Shares redeemed	(607,657)	(21,600,234)

Net increase (decrease)	(323,187)	$(11,464,656)

Year ended October 31, 2011:
Shares sold	716,310	$25,204,667
Shares issued to shareholders in reinvestment of dividends	6,589	236,471
Shares redeemed	(730,687)	(25,160,254)

Net increase (decrease)	(7,788)	$280,884

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	22,029,531	$788,991,898
Shares issued to shareholders in reinvestment of dividends	1,301,310	46,191,248
Shares redeemed (a)	(26,892,686)	(962,755,371)

Net increase (decrease)	(3,561,845)	$(127,572,225)

Class I	Shares	Amount
Year ended October 31, 2011:
Shares sold	37,283,106	$1,258,879,547
Shares issued to shareholders in reinvestment of dividends	940,522	32,751,160
Shares redeemed	(19,137,742)	(666,912,192)

Net increase (decrease)	19,085,886	$624,718,515

Class R1	Shares	Amount
Year ended October 31, 2012:
Shares sold	309,870	$11,520,433
Shares issued to shareholders in reinvestment of dividends	11,133	396,308
Shares redeemed	(205,429)	(7,409,970)

Net increase (decrease)	115,574	$4,506,771

Year ended October 31, 2011:
Shares sold	237,874	$8,440,959
Shares issued to shareholders in reinvestment of dividends	7,642	267,589
Shares redeemed	(113,847)	(3,985,549)

Net increase (decrease)	131,669	$4,722,999

Class R2	Shares	Amount
Year ended October 31, 2012:
Shares sold	152,215	$5,523,270
Shares issued to shareholders in reinvestment of dividends	8,435	298,015
Shares redeemed	(217,422)	(7,720,328)

Net increase (decrease)	(56,772)	$(1,899,043)

Year ended October 31, 2011:
Shares sold	253,908	$9,066,519
Shares issued to shareholders in reinvestment of dividends	7,138	250,291
Shares redeemed	(353,955)	(12,246,558)

Net increase (decrease)	(92,909)	$(2,929,748)

Class R3	Shares	Amount
Year ended October 31, 2012:
Shares sold	91,193	$3,318,274
Shares issued to shareholders in reinvestment of dividends	4,388	153,780
Shares redeemed	(103,641)	(3,706,189)

Net increase (decrease)	(8,060)	$(234,135)

Year ended October 31, 2011:
Shares sold	159,364	$5,649,570
Shares issued to shareholders in reinvestment of dividends	3,466	122,022
Shares redeemed	(127,780)	(4,488,623)

Net increase (decrease)	35,050	$1,282,969

(a) Includes the redemption of 963,146 shares through an in-kind transfer of securities in the amount of $36,596,388. (See Note 10)

88	MainStay ICAP Funds

MainStay ICAP Global Fund

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	22,319	$194,527
Shares issued to shareholders in reinvestment of dividends	338	2,768
Shares redeemed	(14,269)	(121,065)

Net increase (decrease) in shares outstanding before conversion	8,388	76,230
Shares converted into Investor Class (See Note 1)	4,181	38,164
Shares converted from Investor Class (See Note 1)	(9,170)	(81,856)

Net increase (decrease)	3,399	$32,538

Year ended October 31, 2011:
Shares sold	28,167	$251,717
Shares issued to shareholders in reinvestment of dividends	797	7,201
Shares redeemed	(11,842)	(103,251)

Net increase (decrease) in shares outstanding before conversion	17,122	155,667
Shares converted into Investor Class (See Note 1)	7,109	53,531

Net increase (decrease)	24,231	$209,198

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	31,477	$271,665
Shares issued to shareholders in reinvestment of dividends	2,823	23,123
Shares redeemed	(202,461)	(1,722,462)

Net increase (decrease) in shares outstanding before conversion	(168,161)	(1,427,674)
Shares converted into Class A (See Note 1)	9,156	81,856
Shares converted from Class A (See Note 1)	(4,175)	(38,164)

Net increase (decrease)	(163,180)	$(1,383,982)

Year ended October 31, 2011:
Shares sold	441,804	$4,071,438
Shares issued to shareholders in reinvestment of dividends	7,678	69,681
Shares redeemed	(170,222)	(1,481,488)

Net increase (decrease) in shares outstanding before conversion	279,260	2,659,631
Shares converted from Class A (See Note 1)	(7,100)	(53,531)

Net increase (decrease)	272,160	$2,606,100

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,002	$17,607
Shares issued to shareholders in reinvestment of dividends	59	486
Shares redeemed	(13,148)	(115,163)

Net increase (decrease)	(11,087)	$(97,070)

Class C	Shares	Amount
Year ended October 31, 2011:
Shares sold	28,872	$253,815
Shares issued to shareholders in reinvestment of dividends	217	1,969
Shares redeemed	(5,959)	(49,063)

Net increase (decrease)	23,130	$206,721

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	39,008	$327,620
Shares issued to shareholders in reinvestment of dividends	35,464	290,800
Shares redeemed	(453,822)	(4,091,888)

Net increase (decrease)	(379,350)	$(3,473,468)

Year ended October 31, 2011:
Shares sold	349,239	$3,067,271
Shares issued to shareholders in reinvestment of dividends	84,532	763,081
Shares redeemed	(51,648)	(453,796)

Net increase (decrease)	382,123	$3,376,556

MainStay ICAP International Fund

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	37,109	$1,024,165
Shares redeemed	(69,513)	(1,925,100)

Net increase (decrease) in shares outstanding before conversion	(32,404)	(900,935)
Shares converted into Investor Class (See Note 1)	5,639	164,356
Shares converted from Investor Class (See Note 1)	(21,398)	(599,631)

Net increase (decrease)	(48,163)	$(1,336,210)

Year ended October 31, 2011:
Shares sold	48,559	$1,458,743
Shares issued to shareholders in reinvestment of dividends	4,938	150,761
Shares redeemed	(64,512)	(1,895,804)

Net increase (decrease) in shares outstanding before conversion	(11,015)	(286,300)
Shares converted into Investor Class (See Note 1)	26,039	659,600
Shares converted from Investor Class (See Note 1)	(10,669)	(317,179)

Net increase (decrease)	4,355	$56,121

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	4,630,228	$128,659,827
Shares issued to shareholders in reinvestment of dividends	2,340	63,093
Shares redeemed	(2,007,399)	(55,673,117)

Net increase (decrease) in shares outstanding before conversion	2,625,169	73,049,803
Shares converted into Class A (See Note 1)	21,386	599,631
Shares converted from Class A (See Note 1)	(5,633)	(164,356)

Net increase (decrease)	2,640,922	$73,485,078

mainstayinvestments.com	89

Notes to Financial Statements (continued)

Class A	Shares	Amount
Year ended October 31, 2011:
Shares sold	2,373,364	$70,071,230
Shares issued to shareholders in reinvestment of dividends	105,581	3,214,484
Shares redeemed	(3,298,474)	(93,512,634)

Net increase (decrease) in shares outstanding before conversion	(819,529)	(20,226,920)
Shares converted into Class A (See Note 1)	10,664	317,179
Shares converted from Class A (See Note 1)	(26,028)	(659,600)

Net increase (decrease)	(834,893)	$(20,569,341)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	34,585	$943,907
Shares redeemed	(126,069)	(3,397,224)

Net increase (decrease)	(91,484)	$(2,453,317)

Year ended October 31, 2011:
Shares sold	244,527	$7,310,735
Shares issued to shareholders in reinvestment of dividends	5,399	163,372
Shares redeemed	(200,425)	(5,803,322)

Net increase (decrease)	49,501	$1,670,785

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	7,775,536	$213,435,362
Shares issued to shareholders in reinvestment of dividends	55,716	1,505,444
Shares redeemed	(8,104,700)	(223,936,471)

Net increase (decrease)	(273,448)	$(8,995,665)

Year ended October 31, 2011:
Shares sold	9,853,742	$290,968,279
Shares issued to shareholders in reinvestment of dividends	419,259	12,764,647
Shares redeemed	(5,490,785)	(163,031,995)

Net increase (decrease)	4,782,216	$140,700,931

Class R1	Shares	Amount
Year ended October 31, 2012:
Shares sold	8,001	$221,437
Shares issued to shareholders in reinvestment of dividends	22	589
Shares redeemed	(4,811)	(127,378)

Net increase (decrease)	3,212	$94,648

Year ended October 31, 2011:
Shares sold	5,618	$169,059
Shares issued to shareholders in reinvestment of dividends	304	9,178
Shares redeemed	(20,971)	(627,012)

Net increase (decrease)	(15,049)	$(448,775)

Class R2	Shares	Amount
Year ended October 31, 2012:
Shares sold	563,000	$15,414,518
Shares redeemed	(422,239)	(11,715,982)

Net increase (decrease)	140,761	$3,698,536

Year ended October 31, 2011:
Shares sold	548,717	$16,377,120
Shares issued to shareholders in reinvestment of dividends	19,309	588,454
Shares redeemed	(560,775)	(16,561,439)

Net increase (decrease)	7,251	$404,135

Class R3	Shares	Amount
Year ended October 31, 2012:
Shares sold	158,450	$4,313,618
Shares redeemed	(155,298)	(4,207,298)

Net increase (decrease)	3,152	$106,320

Year ended October 31, 2011:
Shares sold	161,656	$4,820,139
Shares issued to shareholders in reinvestment of dividends	3,881	118,132
Shares redeemed	(130,256)	(3,892,126)

Net increase (decrease)	35,281	$1,046,145

Note 10–In-Kind Transfer of Securities

During the year ended October 31, 2011, the MainStay ICAP Equity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
12/31/10	2,680,166	$97,079,910	$21,152,510

During the year ended October 31, 2012, the MainStay ICAP Select Equity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
3/30/12	963,146	$36,596,388	$1,170,138

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the ICAP Funds as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the ICAP Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

90	MainStay ICAP Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund (each a “Fund” and collectively, the “Funds”), four of the funds constituting MainStay Funds Trust, as of October 31, 2012 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period ended October 31, 2012, the period ended October 31, 2008, and the year ended December 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund of MainStay Funds Trust as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period ended October 31, 2012, the period ended October 31, 2008, and the year ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania December 21, 2012

mainstayinvestments.com	91

Federal Income Tax Information

(Unaudited)

The ICAP Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the ICAP Funds during such fiscal years.

For the fiscal year ended October 31, 2012, the ICAP Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates:

MainStay ICAP Equity Fund	$23,807,920
MainStay ICAP Select Equity Fund	$102,091,694
MainStay ICAP Global Fund	$1,399,846
MainStay ICAP International Fund	$31,646,540

The dividends paid by the following ICAP Funds during the fiscal year ended October 31, 2012 should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction.

DRD%
MainStay ICAP Equity Fund	100.0%
MainStay ICAP Select Equity Fund	100.0%
MainStay ICAP Global Fund	53.4%
MainStay ICAP International Fund	—%

In February 2013, shareholders will receive IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the ICAP Funds’ fiscal year end October 31, 2012.

In accordance with federal tax law, the MainStay ICAP Global Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2012:

•	the total amount of taxes paid to foreign countries was $80,318.

•	the total amount of income sourced from foreign countries was $930,830.

In accordance with federal tax law, the MainStay ICAP International Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2012:

•	the total amount of taxes paid to foreign countries was $3,213,656.

•	the total amount of income sourced from foreign countries was $35,009,612.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2012 calendar year with form 1099-DIV, which will be mailed during February 2013.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the ICAP Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The ICAP Funds are required to file with the SEC their proxy voting records for each ICAP Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant ICAP Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each ICAP Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each ICAP Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

92	MainStay ICAP Funds

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	93

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

94	MainStay ICAP Funds

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	95

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

96	MainStay ICAP Funds

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	97

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

98	MainStay ICAP Funds

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	99

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

100	MainStay ICAP Funds

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28191 MS265-12	MSIC11-12/12 NLOE1

MainStay Epoch U.S. All Cap Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.08 10.14%	–3.18 –2.08%	4.62 5.21%	1.58 1.58%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.62 10.71	–2.79 –1.69	4.83 5.42	1.15 1.15
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4.34 9.34	–3.17 –2.82	4.41 4.41	2.33 2.33
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.33 9.33	–2.83 –2.83	4.42 4.42	2.33 2.33
Class I Shares	No Sales Charge		10.96	–1.39	5.83	0.90

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 3000® Index[5]	14.75%	0.59%	7.47%
Average Lipper Multi-Cap Core Fund[6]	11.14	–0.69	7.24

5.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$986.20	$7.94	$1,017.10	$8.06

Class A Shares	$1,000.00	$988.90	$5.70	$1,019.40	$5.79

Class B Shares	$1,000.00	$982.50	$11.66	$1,013.40	$11.84

Class C Shares	$1,000.00	$982.50	$11.66	$1,013.40	$11.84

Class I Shares	$1,000.00	$989.60	$4.40	$1,020.70	$4.47

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.59% for Investor Class, 1.14% for Class A, 2.34% for Class B and Class C and 0.88% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2012 (Unaudited)

Health Care Providers & Services	8.2%
Software	6.3
Oil, Gas & Consumable Fuels	6.2
Chemicals	4.9
Media	4.6
Pharmaceuticals	4.6
Computers & Peripherals	4.3
Machinery	4.1
Aerospace & Defense	3.8
Capital Markets	3.6
Energy Equipment & Services	3.5
Consumer Finance	3.4
Food Products	3.3
Hotels, Restaurants & Leisure	3.1
IT Services	3.1
Specialty Retail	3.0
Life Sciences Tools & Services	2.8

Insurance	2.7%
Multi-Utilities	2.6
Multiline Retail	2.1
Diversified Telecommunication Services	1.9
Auto Components	1.8
Beverages	1.8
Distributors	1.8
Semiconductors & Semiconductor Equipment	1.8
Building Products	1.5
Commercial Banks	1.5
Containers & Packaging	1.3
Diversified Financial Services	1.1
Road & Rail	1.0
Real Estate Investment Trusts	0.9
Short-Term Investment	3.4
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Abbott Laboratories

4.	ExxonMobil Corp.

5.	Comcast Corp. Class A

6.	Praxair, Inc.

7.	DaVita, Inc.

8.	National-Oilwell Varco, Inc.

9.	Kohl’s Corp.

10.	Ingredion, Inc.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 10.14% for Investor Class shares, 10.71% for Class A shares, 9.34% for Class B shares and 9.33% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 10.96%. All share classes underperformed the 11.14% return of the average Lipper1 multi-cap core fund and the 14.75% return of the Russell 3000® Index2 for the 12 months ended October 31, 2012. The Russell 3000® Index is the Fund’s broad-based securities market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Several factors affected the Fund’s relative performance during the reporting period. Stocks of companies with cash flow growth were outpaced by stocks with a high absolute level of dividend yield, even in cases where the high-yielding stock did not have the underlying cash flow to sustain that yield. The Fund tends to emphasize the former and avoid the latter. Information technology holdings related to personal computers and video games also hurt the Fund’s results. The Fund’s relatively larger cash position also hindered relative results in a rising market.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive contributions to the Fund’s performance relative to the Russell 3000® Index came from the industrials, utilities and consumer discretionary sectors. (Contributions take weightings and total returns into account.) In the industrials and utilities sectors, the contributions came primarily from stock selection. In the consumer discretionary sector, the Fund benefited from an overweight position relative to the Russell 3000® Index.

The weakest sector contributions to the Fund’s relative performance came from information technology, financials and health care. The primary reason in each case was stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest individual contributors to the Fund’s absolute performance were cable provider and entertainment company Comcast, payment processor Visa and kidney dialysis provider and medical office operator DaVita. Comcast provided solid operating results, increased its dividend and announced an expanded stock repurchase program. Visa benefited from rising transaction volumes and clarification of new regulations. DaVita continued to see gains in revenues and profits.

During the reporting period, the most substantial detractors from absolute performance were video game creator Electronic Arts, personal computer maker Dell and office supply retailer Staples. Electronic Arts underwent a restructuring to focus on fewer products with better quality. The company’s stock lagged during this process, but we believe that the company has a strong pipeline of subscription-based multiplayer games that should reinvigorate growth. Dell’s valuation multiple contracted because of fears regarding secular declines in personal computers and management’s stated intentions to not accelerate stock buybacks but to instead acquire service businesses. Staples suffered from disappointing margins in its international business and from fears surrounding ongoing softness in employment, which drives sales. While the employment recovery has been gradual, we believe that Staples is well positioned to increase sales as employment improves. We also believe that the company’s restructuring will enhance productivity.

Did the Fund make any significant purchases or sales during the reporting period?

Among the stocks the Fund purchased during the reporting period were value-oriented, family-focused department store operator Kohl’s and global beverage and snack food company PepsiCo. Kohl’s is seeking to improve its margins through improvements in its stores and distribution network, new proprietary brands and operating leverage from expanding sales within existing platforms. PepsiCo dominates the savory snack food business—with top-selling brands, including Frito Lay and Quaker Oats—and has excellent pricing power in growing categories. Management has brought in the former head of the Frito Lay division to focus on improvements in the beverage division.

The Fund sold its position in exchange operator NYSE Euronext because equity volumes have been slow to recover. The Fund replaced the position with another exchange operator, CME Group. We believe that CME Group should be well positioned to benefit from the requirement that swaps be cleared and settled on a formal exchange. The Fund also sold its position in global Internet media company Yahoo! after its newly appointed CEO indicated that she may alter the company’s plan to return

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 3000® Index.

mainstayinvestments.com	9

$6 billion of proceeds from the sale of its 40% stake in China’s Alibaba Group, possibly preferring to reinvest the cash into Yahoo!’s core business. Alibaba Group is a privately owned e-commerce company.

How did the Fund’s sector weightings change during the reporting period?

Changes in sector weightings relative to the Russell 3000® Index were minimal during the reporting period. The most significant weighting increase was in consumer staples sector, bringing the Fund closer to the Index weight. Even so, the Fund remains substantially underweight relative to the Index in consumer staples. The Fund also increased its weightings in the consumer discretionary and health care sectors. The largest weighting decrease was in the information technology sector, which went from an overweight position to an underweight position. The Fund also reduced its weighting relative to the Russell 3000® Index in the financials sector.

How was the Fund positioned at the end of October 2012?

All sector weights are arrived at through bottom-up stock selection rather than top-down decisions on the attractiveness of specific sectors. As of October 31, 2012, the Fund’s most significant deviation from the Russell 3000® Index was an overweight position in the consumer discretionary sector, where a number of holdings have experienced increased revenue as aggregate consumer spending has grown. The Fund was also overweight relative to the Russell 3000® Index in the health care sector, where many companies are witnessing an increase in health care coverage participation rates following new regulation. As of October 31, 2012, the Fund had underweight positions relative to the Russell 3000® Index in the consumer staples, financials and information technology sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. All Cap Fund

Portfolio of Investments October 31, 2012

	Shares	Value

Common Stocks 96.6%†
Aerospace & Defense 3.8%
Boeing Co. (The)	111,410	$7,847,720
Rockwell Collins, Inc.	98,910	5,299,598
United Technologies Corp.	53,250	4,162,020

		17,309,338

Auto Components 1.8%
Dana Holding Corp.	302,130	3,976,031
Visteon Corp. (a)	98,910	4,361,931

		8,337,962

Beverages 1.8%
PepsiCo., Inc.	119,600	8,281,104

Building Products 1.5%
Masco Corp.	460,020	6,941,702

Capital Markets 3.6%
Ameriprise Financial, Inc.	87,060	5,081,692
BlackRock, Inc.	35,720	6,775,369
TD Ameritrade Holding Corp.	291,140	4,567,987

		16,425,048

Chemicals 4.9%
E.I. du Pont de Nemours & Co.	129,880	5,782,258
Ecolab, Inc.	82,512	5,742,835
♦Praxair, Inc.	99,400	10,557,274

		22,082,367

Commercial Banks 1.5%
CIT Group, Inc. (a)	188,060	6,999,593

Computers & Peripherals 4.3%
♦Apple, Inc.	26,730	15,907,023
Dell, Inc.	401,860	3,709,168

		19,616,191

Consumer Finance 3.4%
American Express Co.	150,907	8,446,265
Capital One Financial Corp.	112,514	6,769,967

		15,216,232

Containers & Packaging 1.3%
Rock-Tenn Co. Class A	82,630	6,047,690

Distributors 1.8%
Genuine Parts Co.	129,300	8,091,594

Diversified Financial Services 1.1%
CME Group, Inc.	86,455	4,835,428

	Shares	Value

Diversified Telecommunication Services 1.9%
CenturyLink, Inc.	219,660	$8,430,551

Energy Equipment & Services 3.5%
Cameron International Corp. (a)	122,173	6,186,841
♦National-Oilwell Varco, Inc.	132,885	9,793,624

		15,980,465

Food Products 3.3%
♦Ingredion, Inc.	157,070	9,653,522
J.M. Smucker Co. (The)	59,366	5,084,104

		14,737,626

Health Care Providers & Services 8.2%
Aetna, Inc.	186,950	8,169,715
♦DaVita, Inc. (a)	93,390	10,508,243
Laboratory Corporation of America Holdings (a)	113,443	9,612,025
UnitedHealth Group, Inc.	157,560	8,823,360

		37,113,343

Hotels, Restaurants & Leisure 3.1%
Darden Restaurants, Inc.	86,780	4,566,364
International Game Technology	310,700	3,989,388
McDonald’s Corp.	64,180	5,570,824

		14,126,576

Insurance 2.7%
Marsh & McLennan Cos., Inc.	198,940	6,769,928
MetLife, Inc.	149,646	5,310,937

		12,080,865

IT Services 3.1%
Fidelity National Information Services, Inc.	137,960	4,534,745
Visa, Inc. Class A	68,758	9,540,860

		14,075,605

Life Sciences Tools & Services 2.8%
Agilent Technologies, Inc.	223,045	8,027,390
Thermo Fisher Scientific, Inc.	77,600	4,738,256

		12,765,646

Machinery 4.1%
Deere & Co.	66,194	5,655,615
Ingersoll-Rand PLC	150,900	7,096,827
Wabtec Corp.	69,202	5,667,644

		18,420,086

Media 4.6%
♦Comcast Corp. Class A	319,310	11,635,656
Time Warner, Inc.	210,970	9,166,647

		20,802,303

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Multi-Utilities 2.6%
Vectren Corp.	153,580	$4,541,361
Wisconsin Energy Corp.	187,270	7,204,277

		11,745,638

Multiline Retail 2.1%
♦Kohl’s Corp.	182,200	9,707,616

Oil, Gas & Consumable Fuels 6.2%
Devon Energy Corp.	127,850	7,442,148
♦ExxonMobil Corp.	131,300	11,970,621
Occidental Petroleum Corp.	106,827	8,435,060

		27,847,829

Pharmaceuticals 4.6%
♦Abbott Laboratories	198,150	12,982,788
Endo Health Solutions, Inc. (a)	278,760	7,989,262

		20,972,050

Real Estate Investment Trusts 0.9%
Ventas, Inc.	64,170	4,060,036

Road & Rail 1.0%
Con-way, Inc.	149,970	4,365,627

Semiconductors & Semiconductor Equipment 1.8%
Texas Instruments, Inc.	281,758	7,914,582

Software 6.3%
Comverse Technology, Inc. (a)	12,965	85,439
Electronic Arts, Inc. (a)	264,230	3,263,241
♦Microsoft Corp.	559,420	15,963,050
Oracle Corp.	302,950	9,406,597

		28,718,327

Specialty Retail 3.0%
Staples, Inc.	422,400	4,863,936
TJX Cos., Inc.	206,550	8,598,676

		13,462,612

Total Common Stocks (Cost $384,352,333)		437,511,632

	Principal Amount	Value

Short-Term Investment 3.4%
Repurchase Agreement 3.4%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $15,331,441 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 10/17/22 with a Principal Amount of $15,580,000 and a Market Value of $15,641,448)	$15,331,437	$15,331,437

Total Short-Term Investment (Cost $15,331,437)		15,331,437

Total Investments (Cost $399,683,770) (b)	100.0%	452,843,069
Other Assets, Less Liabilities	(0.0)	(68,567)
Net Assets	100.0%	$452,774,502

(a)	Non-income producing security.

(b)	As of October 31, 2012, cost is $400,525,117 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$66,891,623
Gross unrealized depreciation	(14,573,671)

Net unrealized appreciation	$52,317,952

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$437,511,632	$—	$—	$437,511,632
Short-Term Investment
Repurchase Agreement	—	15,331,437	—	15,331,437

Total Investments in Securities	$437,511,632	$15,331,437	$—	$452,843,069

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $399,683,770)	$452,843,069
Receivables:
Dividends and interest	362,685
Fund shares sold	52,649
Other assets	16,114

Total assets	453,274,517

Liabilities
Payables:
Manager (See Note 3)	328,624
Investment securities purchased	67,457
Transfer agent (See Note 3)	29,871
Fund shares redeemed	22,602
Professional fees	15,990
Shareholder communication	14,612
NYLIFE Distributors (See Note 3)	10,932
Custodian	1,934
Trustees	1,387
Accrued expenses	6,606

Total liabilities	500,015

Net assets	$452,774,502

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,430
Additional paid-in capital	350,172,713

350,191,143
Undistributed net investment income	3,577,468
Accumulated net realized gain (loss) on investments	45,846,592
Net unrealized appreciation (depreciation) on investments	53,159,299

Net assets	$452,774,502

Investor Class
Net assets applicable to outstanding shares	$8,063,913

Shares of beneficial interest outstanding	351,905

Net asset value per share outstanding	$22.92
Maximum sales charge (5.50% of offering price)	1.33

Maximum offering price per share outstanding	$24.25

Class A
Net assets applicable to outstanding shares	$12,451,294

Shares of beneficial interest outstanding	536,633

Net asset value per share outstanding	$23.20
Maximum sales charge (5.50% of offering price)	1.35

Maximum offering price per share outstanding	$24.55

Class B
Net assets applicable to outstanding shares	$5,136,732

Shares of beneficial interest outstanding	241,028

Net asset value and offering price per share outstanding	$21.31

Class C
Net assets applicable to outstanding shares	$2,408,785

Shares of beneficial interest outstanding	112,931

Net asset value and offering price per share outstanding	$21.33

Class I
Net assets applicable to outstanding shares	$424,713,778

Shares of beneficial interest outstanding	17,187,358

Net asset value and offering price per share outstanding	$24.71

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends	$10,144,642
Interest	2,247

Total income	10,146,889

Expenses
Manager (See Note 3)	4,602,340
Distribution/Service—Investor Class (See Note 3)	19,664
Distribution/Service—Class A (See Note 3)	30,551
Distribution/Service—Class B (See Note 3)	56,877
Distribution/Service—Class C (See Note 3)	30,272
Transfer agent (See Note 3)	119,370
Registration	70,754
Professional fees	43,889
Shareholder communication	21,553
Custodian	14,528
Trustees	14,258
Interest expense	702
Miscellaneous	32,125

Total expenses	5,056,883

Net investment income (loss)	5,090,006

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	61,315,085
Net change in unrealized appreciation (depreciation) on investments	(3,367,851)

Net realized and unrealized gain (loss) on investments	57,947,234

Net increase (decrease) in net assets resulting from operations	$63,037,240

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,090,006	$3,311,532
Net realized gain (loss) on investments	61,315,085	27,132,719
Net change in unrealized appreciation (depreciation) on investments	(3,367,851)	(2,086,729)

Net increase (decrease) in net assets resulting from operations	63,037,240	28,357,522

Dividends and distributions to shareholders:
From net investment income:
Class A	(40,944)	(23,610)
Class I	(3,574,059)	(2,706,237)

	(3,615,003)	(2,729,847)

From net realized gain on investments:
Investor Class	(309,758)	—
Class A	(421,881)	—
Class B	(255,910)	—
Class C	(155,828)	—
Class I	(22,061,882)	—

	(23,205,259)	—

Total dividends and distributions to shareholders	(26,820,262)	(2,729,847)

Capital share transactions:
Net proceeds from sale of shares	80,671,274	189,784,981
Net asset value of shares issued to shareholders in reinvestment of dividends	26,262,518	2,664,958
Cost of shares redeemed	(302,663,062)	(143,361,528)

Increase (decrease) in net assets derived from capital share transactions	(195,729,270)	49,088,411

Net increase (decrease) in net assets	(159,512,292)	74,716,086

Net Assets
Beginning of year	612,286,794	537,570,708

End of year	$452,774,502	$612,286,794

Undistributed net investment income at end of year	$3,577,468	$2,104,618

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,						February 28, 2008** through October 31,
	2012		2011	2010	2009		2008
Net asset value at beginning of period	$21.68		$20.74	$17.66	$15.40		$23.34

Net investment income (loss) (a)	0.06		(0.03)	(0.01)	(0.05)		(0.13)
Net realized and unrealized gain (loss) on investments	2.07		0.97	3.11	2.31		(7.81)

Total from investment operations	2.13		0.94	3.10	2.26		(7.94)

Less dividends and distributions:
From net investment income	—		—	(0.02)	—		—
From net realized gain on investments	(0.89)		—	—	—		—

Total dividends and distributions	(0.89)		—	(0.02)	—		—

Net asset value at end of period	$22.92		$21.68	$20.74	$17.66		$15.40

Total investment return (b)	10.14%		4.53%	17.56%	14.68	%(c)	(34.02	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27%		(0.12%)	(0.04%)	(0.29%)		(0.88	%)††
Net expenses	1.58	%(e)	1.58%	1.69%	1.67%		1.64	% ††
Expenses (before waiver/reimbursement)	1.58	%(e)	1.58%	1.69%	1.96%		1.66	% ††
Portfolio turnover rate	31%		42%	41%	135%		56%
Net assets at end of period (in 000’s)	$8,064		$7,659	$7,238	$6,384		$5,460

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Class A
	Year ended October 31,
	2012		2011	2010	2009		2008
Net asset value at beginning of year	$21.92		$20.93	$17.76	$15.42		$28.85

Net investment income (loss) (a)	0.16		0.07	0.09	0.02		(0.14)
Net realized and unrealized gain (loss) on investments	2.10		0.97	3.13	2.32		(11.05)

Total from investment operations	2.26		1.04	3.22	2.34		(11.19)

Less dividends and distributions:
From net investment income	(0.09)		(0.05)	(0.05)	—		—
From net realized gain on investments	(0.89)		—	—	—		(2.24)

Total dividends and distributions	(0.98)		(0.05)	(0.05)	—		(2.24)

Net asset value at end of year	$23.20		$21.92	$20.93	$17.76		$15.42

Total investment return (b)	10.71%		4.96%	18.15%	15.18	%(c)	(41.88%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70%		0.30%	0.48%	0.13%		(0.59%)
Net expenses	1.14	%(d)	1.15%	1.19%	1.26%		1.39%
Expenses (before waiver/reimbursement)	1.14	%(d)	1.15%	1.19%	1.34%		1.40%
Portfolio turnover rate	31%		42%	41%	135%		56%
Net assets at end of year (in 000’s)	$12,451		$10,466	$9,749	$14,006		$12,771

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012		2011	2010	2009		2008
Net asset value at beginning of year	$20.37		$19.63	$16.84	$14.80		$28.03

Net investment income (loss) (a)	(0.10)		(0.18)	(0.14)	(0.15)		(0.34)
Net realized and unrealized gain (loss) on investments	1.93		0.92	2.95	2.19		(10.65)

Total from investment operations	1.83		0.74	2.81	2.04		(10.99)

Less dividends and distributions:
From net investment income	—		—	(0.02)	—		—
From net realized gain on investments	(0.89)		—	—	—		(2.24)

Total dividends and distributions	(0.89)		—	(0.02)	—		(2.24)

Net asset value at end of year	$21.31		$20.37	$19.63	$16.84		$14.80

Total investment return (b)	9.34%		3.77%	16.69%	13.78	%(c)	(42.43%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.46%)		(0.86%)	(0.77%)	(1.04%)		(1.55%)
Net expenses	2.33	% (d)	2.33%	2.44%	2.42%		2.34%
Expenses (before waiver/reimbursement)	2.33	% (d)	2.33%	2.44%	2.71%		2.35%
Portfolio turnover rate	31%		42%	41%	135%		56%
Net assets at end of year (in 000’s)	$5,137		$5,978	$6,362	$6,383		$6,191

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Class C
	Year ended October 31,
	2012		2011	2010	2009		2008
Net asset value at beginning of year	$20.39		$19.65	$16.86	$14.82		$28.06

Net investment income (loss) (a)	(0.09)		(0.18)	(0.14)	(0.15)		(0.34)
Net realized and unrealized gain (loss) on investments	1.92		0.92	2.95	2.19		(10.66)

Total from investment operations	1.83		0.74	2.81	2.04		(11.00)

Less dividends and distributions:
From net investment income	—		—	(0.02)	—		—
From net realized gain on investments	(0.89)		—	—	—		(2.24)

Total dividends and distributions	(0.89)		—	(0.02)	—		(2.24)

Net asset value at end of year	$21.33		$20.39	$19.65	$16.86		$14.82

Total investment return (b)	9.33%		3.77%	16.67%	13.77	%(c)	(42.42%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.45%)		(0.86%)	(0.79%)	(1.03%)		(1.55%)
Net expenses	2.33	%(d)	2.33%	2.44%	2.42%		2.34%
Expenses (before waiver/reimbursement)	2.33	%(d)	2.33%	2.44%	2.71%		2.35%
Portfolio turnover rate	31%		42%	41%	135%		56%
Net assets at end of year (in 000’s)	$2,409		$3,498	$3,959	$3,514		$4,004

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012		2011	2010	2009		2008
Net asset value at beginning of year	$23.29		$22.24	$18.87	$16.33		$30.28

Net investment income (loss) (a)	0.23		0.13	0.13	0.07		(0.03)
Net realized and unrealized gain (loss) on investments	2.22		1.03	3.34	2.47		(11.68)

Total from investment operations	2.45		1.16	3.47	2.54		(11.71)

Less dividends and distributions:
From net investment income	(0.14)		(0.11)	(0.10)	—		—
From net realized gain on investments	(0.89)		—	—	—		(2.24)

Total dividends and distributions	(1.03)		(0.11)	(0.10)	—		(2.24)

Net asset value at end of year	$24.71		$23.29	$22.24	$18.87		$16.33

Total investment return (b)	10.96%		5.20%	18.42%	15.55	%(c)	(41.60%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%		0.55%	0.62%	0.42%		(0.14%)
Net expenses	0.89	%(d)	0.90%	0.94%	0.95%		0.93%
Expenses (before waiver/reimbursement)	0.89	%(d)	0.90%	0.94%	1.09%		0.97%
Portfolio turnover rate	31%		42%	41%	135%		56%
Net assets at end of year (in 000’s)	$424,714		$584,686	$510,263	$195,303		$157,222

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Epoch U.S. All Cap Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation

Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

20	MainStay Epoch U.S. All Cap Fund

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject

mainstayinvestments.com	21

Notes to Financial Statements (continued)

to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the

22	MainStay Epoch U.S. All Cap Fund

responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. The effective management fee rate was 0.85% for the year ended October 31, 2012.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $4,602,340.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,520 and $6,071, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $88, $8,597 and $98, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$35,270
Class A	1,057
Class B	25,470
Class C	13,512
Class I	44,061

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following value and percentage of net assets as follows:

Class I	$133,899,558	31.5%

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$9,513,404	$40,752,003	$—	$52,317,952	$102,583,359

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and class actions.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(2,153)	$(14,526,013)	$14,528,166

mainstayinvestments.com	23

Notes to Financial Statements (continued)

The reclassifications for the Fund are primarily due to real estate investment trusts (“REITs”) investments and distributions in connection with redemption of Fund shares.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$3,615,003	$2,729,847
Long Term Gain	23,205,259	—
Total	$26,820,262	$2,729,847

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000.

During the year ended October 31, 2012, the Fund utilized the line of credit for three days, maintained an average daily balance of $5,936,000 at a weighted average interest rate of 1.42% and incurred interest expense in the amount of $702. As of October 31, 2012, there were no borrowings outstanding.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $159,044 and $365,048, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	46,781	$1,061,323
Shares issued to shareholders in reinvestment of distributions	14,664	308,737
Shares redeemed	(66,190)	(1,488,502)

Net increase (decrease) in shares outstanding before conversion	(4,745)	(118,442)
Shares converted into Investor Class (See Note 1)	40,546	908,326
Shares converted from Investor Class (See Note 1)	(37,152)	(835,306)

Net increase (decrease)	(1,351)	$(45,422)

Year ended October 31, 2011:
Shares sold	77,529	$1,767,535
Shares redeemed	(88,573)	(1,964,703)

Net increase (decrease) in shares outstanding before conversion	(11,044)	(197,168)
Shares converted into Investor Class (See Note 1)	40,104	839,089
Shares converted from Investor Class (See Note 1)	(24,813)	(558,910)

Net increase (decrease)	4,247	$83,011

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	125,997	$2,815,474
Shares issued to shareholders in reinvestment of dividends and distributions	19,782	419,789
Shares redeemed	(128,218)	(2,906,985)

Net increase (decrease) in shares outstanding before conversion	17,561	328,278
Shares converted into Class A (See Note 1)	45,898	1,043,902
Shares converted from Class A (See Note 1)	(4,244)	(99,763)

Net increase (decrease)	59,215	$1,272,417

Year ended October 31, 2011:
Shares sold	173,291	$3,923,332
Shares issued to shareholders in reinvestment of dividends	960	21,054
Shares redeemed	(167,603)	(3,744,483)

Net increase (decrease) in shares outstanding before conversion	6,648	199,903
Shares converted into Class A (See Note 1)	31,244	707,923
Shares converted from Class A (See Note 1)	(26,287)	(537,503)

Net increase (decrease)	11,605	$370,323

24	MainStay Epoch U.S. All Cap Fund

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	42,149	$877,730
Shares issued to shareholders in reinvestment of distributions	12,420	244,607
Shares redeemed	(58,330)	(1,213,880)

Net increase (decrease) in shares outstanding before conversion	(3,761)	(91,543)
Shares converted from Class B (See Note 1)	(48,689)	(1,017,159)

Net increase (decrease)	(52,450)	$(1,108,702)

Year ended October 31, 2011:
Shares sold	53,190	$1,138,594
Shares redeemed	(62,313)	(1,292,735)

Net increase (decrease) in shares outstanding before conversion	(9,123)	(154,141)
Shares converted from Class B (See Note 1)	(21,433)	(450,599)

Net increase (decrease)	(30,556)	$(604,740)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	31,218	$648,911
Shares issued to shareholders in reinvestment of distributions	7,313	144,288
Shares redeemed	(97,170)	(2,042,595)

Net increase (decrease)	(58,639)	$(1,249,396)

Year ended October 31, 2011:
Shares sold	20,485	$435,067
Shares redeemed	(50,406)	(1,044,513)

Net increase (decrease)	(29,921)	$(609,446)

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	3,132,067	$75,267,836
Shares issued to shareholders in reinvestment of dividends and distributions	1,114,587	25,145,097
Shares redeemed	(12,158,673)	(295,011,100)

Net increase (decrease)	(7,912,019)	$(194,598,167)

Year ended October 31, 2011:
Shares sold	7,703,901	$182,520,453
Shares issued to shareholders in reinvestment of dividends	113,716	2,643,904
Shares redeemed	(5,663,162)	(135,315,094)

Net increase (decrease)	2,154,455	$49,849,263

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified except as described below:

On December 6, 2012, Epoch Holding Corporation, the parent company of the Fund’s Subadvisor, announced that it has agreed to be acquired by TD Bank. Subject to the approval of Epoch Holding Corporation’s stockholders, receipt of regulatory approvals and satisfaction of other customary closing conditions for a transaction of this type, this transaction is expected to close in the first half of 2013.

mainstayinvestments.com	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Epoch U.S. All Cap Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Epoch U.S. All Cap Fund of MainStay Funds Trust, as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

26	MainStay Epoch U.S. All Cap Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $23,205,259 as long term capital gain distributions.

For the fiscal year ended October 31, 2012, the Fund designated approximately $9,888,304 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 95.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS From 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	27

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

28	MainStay Epoch U.S. All Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	29

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

30	MainStay Epoch U.S. All Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

32	MainStay Epoch U.S. All Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

34	MainStay Epoch U.S. All Cap Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28238 MS265-12	MSEUAC11-12/12

NL0A1

MainStay Growth Equity Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (11/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.50 9.52%	–2.47 –1.36%	2.30 3.13%	1.45 1.45%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.80 9.84	–2.27 –1.16	2.45 3.28	1.19 1.19
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	3.70 8.70	–2.50 –2.10	2.35 2.35	2.20 2.20
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	7.70 8.70	–2.10 –2.10	2.35 2.35	2.20 2.20
Class I Shares	No Sales Charge		10.12	–0.88	3.56	0.94

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount being shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception
Russell 1000® Growth Index[4]	13.02%	1.95%	5.30%
Average Lipper Large-Cap Growth Fund[5]	10.12	–0.12	3.63

4.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page is an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Growth Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$965.20	$6.92	$1,018.10	$7.10

Class A Shares	$1,000.00	$966.90	$5.64	$1,019.40	$5.79

Class B Shares	$1,000.00	$961.90	$10.60	$1,014.30	$10.89

Class C Shares	$1,000.00	$961.90	$10.60	$1,014.30	$10.89

Class I Shares	$1,000.00	$968.00	$4.40	$1,020.70	$4.52

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.40% for Investor Class, 1.14% for Class A, 2.15% for Class B and Class C and 0.89% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2012 (Unaudited)

Computers & Peripherals	10.3%
IT Services	7.2
Chemicals	5.2
Pharmaceuticals	5.2
Internet Software & Services	4.7
Aerospace & Defense	4.5
Health Care Providers & Services	4.1
Health Care Equipment & Supplies	3.9
Software	3.9
Tobacco	3.8
Oil, Gas & Consumable Fuels	3.7
Specialty Retail	3.5
Internet & Catalog Retail	3.3
Textiles, Apparel & Luxury Goods	3.3
Communications Equipment	2.7
Food Products	2.5
Biotechnology	2.4
Road & Rail	2.3
Real Estate Investment Trusts	2.2

Professional Services	2.0%
Multiline Retail	1.9
Semiconductors & Semiconductor Equipment	1.9
Industrial Conglomerates	1.7
Media	1.7
Personal Products	1.6
Consumer Finance	1.4
Hotels, Restaurants & Leisure	1.3
Health Care Technology	1.2
Diversified Financial Services	1.1
Energy Equipment & Services	1.1
Commercial Services & Supplies	1.0
Electrical Equipment	0.9
Trading Companies & Distributors	0.8
Metals & Mining	0.5
Short-Term Investments	1.1
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2012 (excluding short-term investments)

1.	Apple, Inc.

2.	Philip Morris International, Inc.

3.	Google, Inc. Class A

4.	Visa, Inc. Class A

5.	QUALCOMM, Inc.
6.	Home Depot, Inc. (The)

7.	Union Pacific Corp.

8.	Oracle Corp.

9.	American Tower Corp.

10.	Amazon.com, Inc.

8	MainStay Growth Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Harish Kumar, PhD, CFA, and Martin J. Mickus, CFA, of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay Growth Equity Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Growth Equity Fund returned 9.52% for Investor Class shares, 9.84% for Class A shares and 8.70% for Class B and Class C shares for the 12 months ended October 31, 2012. Over the same period, the Fund’s Class I shares returned 10.12%. Class I shares matched—and all other share classes underperformed—the 10.12% return of the average Lipper1 large-cap growth fund for the 12 months ended October 31, 2012. All share classes underperformed the 13.02% return of the Russell 1000® Growth Index2 over the same period. The Russell 1000® Growth Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on September 24–25, 2012, the Fund’s Board of Trustees approved submitting a proposal to shareholders for approval of an Agreement and Plan of Reorganization relating to the Fund by MainStay Cornerstone Growth Fund. On or about November 9, 2012, shareholders who owned shares of the Fund on the record date should have received a proxy statement/prospectus containing further information regarding MainStay Cornerstone Growth Fund and the proposed reorganization. The proxy statement also included voting instruction cards with which shareholders of the Fund may vote on the proposed reorganization at a special meeting scheduled to be held on or about January 7, 2013. For more information, consult the Supplement dated September 25, 2012, to the Summary Prospectus and Prospectus, each dated February 28, 2012.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Russell 1000® Growth Index primarily because of stock selection in the energy and consumer staples sectors.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Health care, telecommunication services and financials made the strongest contributions to the Fund’s performance relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) In relation to the Index, energy, materials and utilities made the weakest sector contributions.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest individual contributors to the Fund’s absolute performance were computers & peripherals company Apple, home improvement retailer Home Depot and aerospace & defense company TransDigm Group. Major detractors from the Fund’s absolute performance included IT services company Verifone Systems, metals & mining company Cliffs Natural Resources and restaurant chain Chipotle Mexican Grill.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund initiated new positions in IT services company Visa and diversified health care company Johnson & Johnson. Significant sales included positions in food and beverage company PepsiCo and media and entertainment company Viacom.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s weighting relative to Russell 1000® Growth Index increased in the materials and health care sectors. Over the same period, the Fund decreased its weighting relative to the Index in the energy and consumer discretionary sectors.

How was the Fund positioned at the end of October 2012?

The Fund was overweight relative to the Russell 1000® Growth Index in the health care, materials and industrials sectors. As of the same date, the Fund was underweight relative to the Index in the consumer staples, telecommunication services and consumer discretionary sectors.

1.	See footnote on page 6 for more information about Lipper Inc.
2.	See footnote on page 6 for more information about the Russell 1000® Growth Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments††† October 31, 2012

	Shares	Value

Common Stocks 98.8% †
Aerospace & Defense 4.5%
Precision Castparts Corp.	47,932	$8,295,591
TransDigm Group, Inc.	65,293	8,697,680
United Technologies Corp.	84,254	6,585,293

		23,578,564

Biotechnology 2.4%
Alexion Pharmaceuticals, Inc. (a)	65,692	5,937,243
Celgene Corp. (a)	90,797	6,657,236

		12,594,479

Chemicals 5.2%
Ecolab, Inc.	99,245	6,907,452
Monsanto Co.	119,123	10,252,917
Potash Corp. of Saskatchewan, Inc.	64,756	2,614,200
Praxair, Inc.	73,112	7,765,225

		27,539,794

Commercial Services & Supplies 1.0%
Tyco International, Ltd.	198,815	5,342,159

Communications Equipment 2.7%
♦QUALCOMM, Inc.	244,714	14,334,123

Computers & Peripherals 10.3%
♦Apple, Inc.	77,095	45,879,234
EMC Corp. (a)	356,028	8,694,204

		54,573,438

Consumer Finance 1.4%
American Express Co.	136,679	7,649,924

Diversified Financial Services 1.1%
IntercontinentalExchange, Inc. (a)	45,759	5,994,429

Electrical Equipment 0.9%
AMETEK, Inc.	138,040	4,907,322

Energy Equipment & Services 1.1%
FMC Technologies, Inc. (a)	135,907	5,558,596

Food Products 2.5%
Kraft Foods Group, Inc. (a)	76,214	3,466,213
Mead Johnson Nutrition Co.	86,671	5,344,134
Mondelez International, Inc. Class A	172,708	4,583,670

		13,394,017

	Shares	Value

Health Care Equipment & Supplies 3.9%
Covidien PLC	159,657	$8,773,152
St. Jude Medical, Inc.	168,482	6,446,122
Varian Medical Systems, Inc. (a)	81,412	5,435,065

		20,654,339

Health Care Providers & Services 4.1%
Express Scripts Holding Co. (a)	165,936	10,211,702
HCA Holdings, Inc.	202,105	5,741,803
UnitedHealth Group, Inc.	97,568	5,463,808

		21,417,313

Health Care Technology 1.2%
Cerner Corp. (a)	80,579	6,139,314

Hotels, Restaurants & Leisure 1.3%
Starbucks Corp.	146,318	6,715,996

Industrial Conglomerates 1.7%
Danaher Corp.	175,588	9,083,167

Internet & Catalog Retail 3.3%
♦Amazon.com, Inc. (a)	47,879	11,147,189
Priceline.com, Inc. (a)	10,770	6,179,503

		17,326,692

Internet Software & Services 4.7%
eBay, Inc. (a)	169,759	8,197,662
♦Google, Inc. Class A (a)	24,376	16,570,074

		24,767,736

IT Services 7.2%
Accenture PLC Class A	94,976	6,402,332
Genpact, Ltd.	289,912	5,105,351
Teradata Corp. (a)	104,881	7,164,421
VeriFone Systems, Inc. (a)	122,794	3,639,614
♦Visa, Inc. Class A	112,991	15,678,631

		37,990,349

Media 1.7%
DIRECTV (a)	178,890	9,143,068

Metals & Mining 0.5%
Cliffs Natural Resources, Inc.	70,061	2,541,113

Multiline Retail 1.9%
Dollar Tree, Inc. (a)	146,802	5,852,996
Macy’s, Inc.	115,631	4,402,072

		10,255,068

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investments. May be subject to change daily.

10	MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels 3.7%
Noble Energy, Inc.	64,693	$6,146,482
Occidental Petroleum Corp.	46,567	3,676,930
Pioneer Natural Resources Co.	65,831	6,955,045
Southwestern Energy Co. (a)	87,107	3,022,613

		19,801,070

Personal Products 1.6%
Estee Lauder Cos., Inc. (The) Class A	134,394	8,281,358

Pharmaceuticals 5.2%
Johnson & Johnson	137,864	9,763,528
Perrigo Co.	57,257	6,585,128
Shire PLC, Sponsored ADR (b)	49,010	4,135,954
Valeant Pharmaceuticals International, Inc. (a)	126,679	7,085,156

		27,569,766

Professional Services 2.0%
Equifax, Inc.	92,756	4,641,510
Verisk Analytics, Inc. Class A (a)	116,429	5,937,879

		10,579,389

Real Estate Investment Trusts 2.2%
♦American Tower Corp.	152,912	11,512,745

Road & Rail 2.3%
♦Union Pacific Corp.	96,665	11,892,695

Semiconductors & Semiconductor Equipment 1.9%
Altera Corp.	140,019	4,267,779
Texas Instruments, Inc.	207,057	5,816,231

		10,084,010

Software 3.9%
Check Point Software Technologies, Ltd. (a)	82,220	3,661,257
Citrix Systems, Inc. (a)	80,199	4,957,100
Comverse Technology, Inc. (a)	37,205	245,181
♦Oracle Corp.	378,932	11,765,838

		20,629,376

Specialty Retail 3.5%
♦Home Depot, Inc. (The)	232,493	14,270,420
O’Reilly Automotive, Inc. (a)	50,280	4,307,991

		18,578,411

Textiles, Apparel & Luxury Goods 3.3%
Michael Kors Holdings, Ltd. (a)	104,478	5,713,902
NIKE, Inc. Class B	74,921	6,846,281
VF Corp.	31,026	4,854,948

		17,415,131

Tobacco 3.8%
♦Philip Morris International, Inc.	224,865	19,914,044

	Shares	Value

Trading Companies & Distributors 0.8%
United Rentals, Inc. (a)	103,162	$4,194,567

Total Common Stocks (Cost $424,532,066)		521,953,562

	Principal Amount

Short-Term Investments 1.1%
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $35,884 (Collateralized by Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 10/17/22, with a Principal Amount of $40,000 and a Market Value of $40,158)	$35,884	35,884

Total Repurchase Agreement (Cost $35,884)		35,884

U.S. Government 1.1%
United States Treasury Bills
0.082%, due 1/10/13 (c)	5,600,000	5,599,104
0.094%, due 1/24/13 (c)(d)	100,000	99,978

Total U.S. Government (Cost $5,698,972)		5,699,082

Total Short-Term Investments (Cost $5,734,856)		5,734,966

Total Investments (Cost $430,266,922) (f)	99.9%	527,688,528
Other Assets, Less Liabilities	0.1	392,036
Net Assets	100.0%	$528,080,564

	Contracts Long	Unrealized Appreciation (Depreciation) (e)
Futures Contracts (0.0%) ‡
Standard & Poor’s 500 Index Mini December 12	4	$(8,786)

Total Futures Contracts (Settlement Value $281,360)		$(8,786)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† October 31, 2012 (continued)

(c)	Interest rate presented is yield to maturity.

(d)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2012.

(f)	As of October 31, 2012, cost is $430,175,960 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$109,761,462
Gross unrealized depreciation	(12,248,894)

Net unrealized appreciation	$97,512,568

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$521,953,562	$—	$—	$521,953,562
Short-Term Investments
Repurchase Agreement	—	35,884	—	35,884
U.S. Government	—	5,699,082	—	5,699,082

Total Short-Term Investments	—	5,734,966	—	5,734,966

Total Investments in Securities	$521,953,562	$5,734,966	$—	$527,688,528

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (b)	$(8,786)	$—	$—	$(8,786)

Total Other Financial Instruments	$(8,786)	$—	$—	$(8,786)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $430,266,922)	$527,688,528
Receivables:
Dividends and interest	1,597,654
Fund shares sold	184,849
Other assets	16,838

Total assets	529,487,869

Liabilities
Payables:
Transfer agent (See Note 3)	439,217
Fund shares redeemed	409,757
Manager (See Note 3)	320,460
NYLIFE Distributors (See Note 3)	158,946
Shareholder communication	51,288
Professional fees	18,292
Custodian	2,010
Trustees	1,681
Variation margin on futures contracts	571
Accrued expenses	5,083

Total liabilities	1,407,305

Net assets	$528,080,564

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$43,452
Additional paid-in capital	457,041,762

457,085,214
Undistributed net investment income	713,516
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(27,130,986)
Net unrealized appreciation (depreciation) on investments and futures contracts	97,412,820

Net assets	$528,080,564

Investor Class
Net assets applicable to outstanding shares	$229,922,952

Shares of beneficial interest outstanding	18,856,313

Net asset value per share outstanding	$12.19
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price per share outstanding	$12.90

Class A
Net assets applicable to outstanding shares	$228,685,566

Shares of beneficial interest outstanding	18,625,879

Net asset value per share outstanding	$12.28
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price per share outstanding	$12.99

Class B
Net assets applicable to outstanding shares	$64,249,665

Shares of beneficial interest outstanding	5,527,608

Net asset value and offering price per share outstanding	$11.62

Class C
Net assets applicable to outstanding shares	$3,917,368

Shares of beneficial interest outstanding	337,011

Net asset value and offering price per share outstanding	$11.62

Class I
Net assets applicable to outstanding shares	$1,305,013

Shares of beneficial interest outstanding	105,163

Net asset value and offering price per share outstanding	$12.41

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends	$8,393,066
Interest	3,927

Total income	8,396,993

Expenses
Manager (See Note 3)	3,785,680
Distribution/Service—Investor Class (See Note 3)	599,407
Distribution/Service—Class A (See Note 3)	565,533
Distribution/Service—Class B (See Note 3)	717,853
Distribution/Service—Class C (See Note 3)	37,219
Transfer agent (See Note 3)	1,644,899
Shareholder communication	116,756
Registration	67,492
Professional fees	46,290
Trustees	14,659
Custodian	11,921
Miscellaneous	26,798

Total expenses	7,634,507

Net investment income (loss)	762,486

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	20,443,891
Futures transactions	320,533
Foreign currency transactions	(39,104)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	20,725,320

Net change in unrealized appreciation (depreciation) on:
Investments	28,239,774
Futures contracts	(40,128)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	28,199,646

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	48,924,966

Net increase (decrease) in net assets resulting from operations	$49,687,452

14	MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$762,486	$(2,298,266)
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	20,725,320	53,196,279
Net change in unrealized appreciation (depreciation) on investments and futures contracts	28,199,646	(12,613,716)

Net increase (decrease) in net assets resulting from operations	49,687,452	38,284,297

Capital share transactions:
Net proceeds from sale of shares	24,603,933	30,376,044
Cost of shares redeemed	(81,097,187)	(94,201,927)

Increase (decrease) in net assets derived from capital share transactions	(56,493,254)	(63,825,883)

Net increase (decrease) in net assets	(6,805,802)	(25,541,586)

Net Assets
Beginning of year	534,886,366	560,427,952

End of year	$528,080,564	$534,886,366

Undistributed net investment income at end of year	$713,516	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,							February 28, 2008** through October 31,
	2012	2011		2010		2009		2008
Net asset value at beginning of period	$11.13	$10.42		$9.32		$8.26		$11.79

Net investment income (loss)	0.02 (a)	(0.04	)(a)	(0.04	)(a)	0.02	(a)	(0.02)
Net realized and unrealized gain (loss) on investments	1.04	0.75		1.19		1.04		(3.51)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—		—		—		—

Total from investment operations	1.06	0.71		1.15		1.06		(3.53)

Less dividends:
From net investment income	—	—		(0.05)		—		—

Net asset value at end of period	$12.19	$11.13		$10.42		$9.32		$8.26

Total investment return (b)	9.52%	6.81%		12.41%		12.83	%(d)	(29.94	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%	(0.39%)		(0.40%)		0.21%		(0.35	%)††
Net expenses	1.41%	1.45%		1.52%		1.41%		1.31	% ††
Expenses (before waiver/reimbursement)	1.41%	1.45%		1.52%		1.41%		1.61	% ††
Portfolio turnover rate	53%	112%		131%		156%		291%
Net assets at end of period (in 000’s)	$229,923	$241,100		$247,966		$37		$24

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Class A
	Year ended October 31,
	2012	2011		2010		2009	2008
Net asset value at beginning of year	$11.18	$10.44		$9.32		$8.26	$13.19

Net investment income (loss)	0.05 (a)	(0.01	)(a)	(0.01	)(a)	0.02 (a)	(0.02)
Net realized and unrealized gain (loss) on investments	1.05	0.75		1.20		1.05	(4.84)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—		—		—	—

Total from investment operations	1.10	0.74		1.19		1.07	(4.86)

Less dividends and distributions:
From net investment income	—	—		(0.07)		(0.01)	—
From net realized gain on investments	—	—		—		—	(0.07)

Total dividends and distributions	—	—		(0.07)		(0.01)	(0.07)

Net asset value at end of year	$12.28	$11.18		$10.44		$9.32	$8.26

Total investment return (b)	9.84%	7.09%		12.77%		13.01%	(37.06%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41%	(0.13%)		(0.10%)		0.26%	(0.16%)
Net expenses	1.15%	1.19%		1.23%		1.31%	1.17%
Expenses (before waiver/reimbursement)	1.15%	1.19%		1.23%		1.32%	1.18%
Portfolio turnover rate	53%	112%		131%		156%	291%
Net assets at end of year (in 000’s)	$228,686	$211,044		$210,592		$92	$49

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

16	MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of year	$10.69		$10.08		$9.04		$8.07		$12.99

Net investment income (loss)	(0.07	)(a)	(0.12	)(a)	(0.11	)(a)	(0.07	)(a)	(0.10)
Net realized and unrealized gain (loss) on investments	1.00		0.73		1.15		1.04		(4.75)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	—		—		—		—

Total from investment operations	0.93		0.61		1.04		0.97		(4.85)

Less distributions:
From net realized gain on investments	—		—		—		—		(0.07)

Net asset value at end of year	$11.62		$10.69		$10.08		$9.04		$8.07

Total investment return (b)	8.70%		6.05%		11.50%		12.02%		(37.55%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.65%)		(1.13%)		(1.14%)		(0.82%)		(1.04%)
Net expenses	2.16%		2.20%		2.27%		2.18%		2.06%
Expenses (before waiver/reimbursement)	2.16%		2.20%		2.27%		2.18%		2.26%
Portfolio turnover rate	53%		112%		131%		156%		291%
Net assets at end of year (in 000’s)	$64,250		$77,567		$95,899		$122		$42

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class C
	Year ended October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of year	$10.69		$10.08		$9.03		$8.06		$12.99

Net investment income (loss)	(0.07	)(a)	(0.12	)(a)	(0.11	)(a)	(0.04	)(a)	(0.12)
Net realized and unrealized gain (loss) on investments	1.00		0.73		1.16		1.01		(4.74)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	—		—		—		—

Total from investment operations	0.93		0.61		1.05		0.97		(4.86)

Less distributions:
From net realized gain on investments	—		—		—		—		(0.07)

Net asset value at end of year	$11.62		$10.69		$10.08		$9.03		$8.06

Total investment return (b)	8.70%		6.05%		11.63	% (c)	12.03	% (c)	(37.63%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.57%)		(1.14%)		(1.14%)		(0.52%)		(1.04%)
Net expenses	2.16%		2.20%		2.27%		2.16%		2.06%
Expenses (before waiver/reimbursement)	2.16%		2.20%		2.27%		2.16%		2.26%
Portfolio turnover rate	53%		112%		131%		156%		291%
Net assets at end of year (in 000’s)	$3,917		$3,077		$2,889		$45		$40

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.27	$10.50	$9.36	$8.30	$13.24

Net investment income (loss)	0.09 (a)	0.01 (a)	0.01 (a)	0.06 (a)	0.02
Net realized and unrealized gain (loss) on investments	1.05	0.76	1.22	1.04	(4.87)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—

Total from investment operations	1.14	0.77	1.23	1.10	(4.85)

Less dividends and distributions:
From net investment income	—	—	(0.09)	(0.04)	(0.02)
From net realized gain on investments	—	—	—	—	(0.07)

Total dividends and distributions	—	—	(0.09)	(0.04)	(0.09)

Net asset value at end of year	$12.41	$11.27	$10.50	$9.36	$8.30

Total investment return (b)	10.12%	7.33%	13.07%	13.29%	(36.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.73%	0.13%	0.14%	0.74%	0.21%
Net expenses	0.90%	0.94%	0.98%	1.03%	0.81%
Expenses (before waiver/reimbursement)	0.90%	0.94%	0.98%	1.05%	0.81%
Portfolio turnover rate	53%	112%	131%	156%	291%
Net assets at end of year (in 000’s)	$1,305	$2,098	$3,082	$36,230	$75,450

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

18	MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Growth Equity Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Growth Equity Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on November 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

mainstayinvestments.com	19

Notes to Financial Statements (continued)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

20	MainStay Growth Equity Fund

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency,

mainstayinvestments.com	21

Notes to Financial Statements (continued)

interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2012:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(8,786)	$(8,786)

Total Fair Value		$(8,786)	$(8,786)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$320,533	$320,533

Total Realized Gain (Loss)		$320,533	$320,533

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(40,128)	$(40,128)

Total Change in Unrealized Appreciation (Depreciation)		$(40,128)	$(40,128)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Futures Contracts Long	28	28

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2012.

22	MainStay Growth Equity Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Madison Square Investors LLC (“Madison Square Investors” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Madison Square Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million and 0.675% in excess of $500 million. The effective management fee rate was 0.70% for the year ended October 31, 2012.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $3,785,680.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $26,628 and $10,996, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $50, $1,969, $92,518 and $734, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$991,921
Class A	339,305
Class B	297,020
Class C	15,395
Class I	1,258

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$713,516	$(27,230,734)	$—	$97,512,568	$70,995,350

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures contracts, and basis adjustment due to class actions.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from

mainstayinvestments.com	23

Notes to Financial Statements (continued)

permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(48,970)	$48,970	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss) and return of capital distributions from non-real estate investment trust (REIT) investments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $27,230,735 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$26,452	$—
2017	779	—
Total	$27,231	$—

The Fund utilized $18,533,743 of capital loss carryforwards during the year ended October 31, 2012.

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain

MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $281,934 and $335,637, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	486,778	$5,817,827
Shares redeemed	(2,649,929)	(31,529,395)

Net increase (decrease) in shares outstanding before conversion	(2,163,151)	(25,711,568)
Shares converted into Investor Class (See Note 1)	1,005,221	11,862,175
Shares converted from Investor Class (See Note 1)	(1,642,958)	(20,322,286)

Net increase (decrease)	(2,800,888)	$(34,171,679)

Year ended October 31, 2011:
Shares sold	541,447	$6,075,727
Shares redeemed	(2,750,665)	(30,802,228)

Net increase (decrease) in shares outstanding before conversion	(2,209,218)	(24,726,501)
Shares converted into Investor Class (See Note 1)	1,367,265	15,016,165
Shares converted from Investor Class (See Note 1)	(1,297,812)	(14,543,692)

Net increase (decrease)	(2,139,765)	$(24,254,028)

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	859,283	$10,339,183
Shares redeemed	(3,010,020)	(36,234,750)

Net increase (decrease) in shares outstanding before conversion	(2,150,737)	(25,895,567)
Shares converted into Class A (See Note 1)	1,994,120	24,624,662
Shares converted from Class A (See Note 1)	(94,409)	(1,202,271)

Net increase (decrease)	(251,026)	$(2,473,176)

Year ended October 31, 2011:
Shares sold	904,882	$10,187,755
Shares redeemed	(3,645,644)	(40,670,532)

Net increase (decrease) in shares outstanding before conversion	(2,740,762)	(30,482,777)
Shares converted into Class A (See Note 1)	1,736,959	19,488,109
Shares converted from Class A (See Note 1)	(297,153)	(3,162,991)

Net increase (decrease)	(1,300,956)	$(14,157,659)

24	MainStay Growth Equity Fund

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	522,610	$5,945,860
Shares redeemed	(921,590)	(10,506,211)

Net increase (decrease) in shares outstanding before conversion	(398,980)	(4,560,351)
Shares converted from Class B (See Note 1)	(1,328,580)	(14,962,280)

Net increase (decrease)	(1,727,560)	$(19,522,631)

Year ended October 31, 2011:
Shares sold	644,762	$6,951,691
Shares redeemed	(1,334,476)	(14,374,545)

Net increase (decrease) in shares outstanding before conversion	(689,714)	(7,422,854)
Shares converted from Class B (See Note 1)	(1,568,542)	(16,797,591)

Net increase (decrease)	(2,258,256)	$(24,220,445)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	122,535	$1,393,591
Shares redeemed	(73,348)	(851,113)

Net increase (decrease)	49,187	$542,478

Year ended October 31, 2011:
Shares sold	46,021	$488,561
Shares redeemed	(44,742)	(483,904)

Net increase (decrease)	1,279	$4,657

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	91,596	$1,107,472
Shares redeemed	(172,568)	(1,975,718)

Net increase (decrease)	(80,972)	$(868,246)

Year ended October 31, 2011:
Shares sold	579,157	$6,672,310
Shares redeemed	(686,643)	(7,870,718)

Net increase (decrease)	(107,486)	$(1,198,408)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At meetings held on September 24–25, 2012, the Board approved submitting the following proposal to shareholders:

Approval of an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Fund by MainStay Cornerstone Growth Fund (“Acquiring Fund”) in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Fund.

On or about November 9, 2012, shareholders who owned shares of the Fund as of the record date received a proxy statement/prospectus containing further information regarding the Acquiring Fund and the proposed reorganization. The proxy statement/prospectus also included voting instruction cards with which a shareholder of the Fund may vote on the proposed reorganization at a special meeting scheduled to be held on or about January 7, 2013.

mainstayinvestments.com	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Growth Equity Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Growth Equity Fund of MainStay Funds Trust as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

26	MainStay Growth Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2012, the Fund designated approximately $7,190,938 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute From 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	27

28	MainStay Growth Equity Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	29

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

30	MainStay Growth Equity Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

32	MainStay Growth Equity Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

34	MainStay Growth Equity Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28187 MS265-12	MSGE11-12/12 NL0B8

MainStay S&P 500 Index Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domestic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	11.05%	–0.82%	5.96%	0.91%
		Excluding sales charges	14.48	–0.22	6.28	0.91
Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges	11.15	–0.77	5.99	0.69
		Excluding sales charges	14.59	–0.16	6.31	0.69
Class I Shares	No Sales Charge		14.84	0.11	6.63	0.44

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[5]	15.21%	0.36%	6.91%
Average Lipper S&P 500 Index Objective Fund[6]	14.53	–0.17	6.38

5.

S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper S&P 500 Index objective fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index objective funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,018.40	$3.55	$1,021.60	$3.56

Class A Shares	$1,000.00	$1,018.70	$3.04	$1,022.10	$3.05

Class I Shares	$1,000.00	$1,020.10	$1.78	$1,023.40	$1.78

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.70% for Investor Class, 0.60% for Class A and 0.35% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	8.8%
Pharmaceuticals	5.9
Computers & Peripherals	5.1
Insurance	3.7
IT Services	3.5
Media	3.3
Software	3.3
Diversified Financial Services	3.1
Diversified Telecommunication Services	2.7
Commercial Banks	2.6
Beverages	2.3
Food & Staples Retailing	2.3
Industrial Conglomerates	2.3
Chemicals	2.2
Aerospace & Defense	2.1
Household Products	2.1
Electric Utilities	2.0
Internet Software & Services	2.0
Real Estate Investment Trusts	2.0
Specialty Retail	2.0
Health Care Providers & Services	1.9
Capital Markets	1.8
Machinery	1.8
Semiconductors & Semiconductor Equipment	1.8
Tobacco	1.8
Communications Equipment	1.7
Energy Equipment & Services	1.7
Hotels, Restaurants & Leisure	1.7
Food Products	1.6
Health Care Equipment & Supplies	1.6
Biotechnology	1.5
Multi-Utilities	1.2
Consumer Finance	0.9
Internet & Catalog Retail	0.9

Air Freight & Logistics	0.7%
Metals & Mining	0.7
Multiline Retail	0.7
Road & Rail	0.7
Textiles, Apparel & Luxury Goods	0.6
Commercial Services & Supplies	0.5
Electrical Equipment	0.5
Automobiles	0.4
Electronic Equipment & Instruments	0.4
Life Sciences Tools & Services	0.4
Household Durables	0.3
Wireless Telecommunication Services	0.3
Auto Components	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Construction & Engineering	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1
Airlines	0.0	‡
Building Products	0.0	‡
Construction Materials	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	6.8
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2012 (excluding short-term investments)

1.	Apple, Inc.

2.	ExxonMobil Corp.

3.	General Electric Co.

4.	Chevron Corp.

5.	Microsoft Corp.
6.	International Business Machines Corp.

7.	AT&T, Inc.

8.	Johnson & Johnson

9.	Procter & Gamble Co. (The)

10.	Pfizer, Inc.

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay S&P 500 Index Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 14.48% for Investor Class shares and 14.59% for Class A shares for the 12 months ended October 31, 2012. Over the same period, the Fund’s Class I shares returned 14.84%. Class A and Class I shares outperformed—and Investor Class shares underperformed—the 14.53% return of the average Lipper1 S&P 500 Index objective fund for the 12 months ended October 31, 2012. All share classes underperformed the 15.21% return of the S&P 500® Index2 for the 12 months ended October 31, 2012. The S&P 500® Index is the Fund’s broad-based securities-market index. Because the Fund incurs operating expenses that the Index does not, the Fund’s net performance will typically lag that of the Index. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

MainStay S&P 500 Index Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remain-ing fully invested in the market. Since these futures track the performance of the S&P 500® Index closely, they had a positive impact on the Fund’s overall performance.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries with the highest total returns were wireless telecommunication services, household durables, and building products. The S&P 500® industries with the lowest total returns were diversified consumer services, office electronics, and auto components.

During the reporting period, which industries made the strongest positive contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the strongest positive contributions to the Fund’s absolute performance were computers &

peripherals, pharmaceuticals, and media. (Contributions take weightings and total returns into account.) The industries that made the weakest contributions to the Fund’s performance were semiconductors & semiconductor equipment, energy equipment & services, and metals & mining.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

The S&P 500® stocks with the highest total returns were household durables company PulteGroup, Internet & catalog retail company Expedia, and homebuilder Lennar. The S&P 500® stocks with the lowest total returns were semiconductor company Advanced Micro Devices, coal producer Alpha Natural Resources and retailer Abercrombie & Fitch.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® stocks that made the strongest contributions to the Fund’s absolute performance were computer & peripherals company Apple; oil, gas & consumable fuels company Exxon-Mobil; and global multinational conglomerate General Electric.

The S&P 500® stocks that made the weakest contributions

to the Fund’s absolute performance were computer company Hewlett-Packard, multinational semiconductor chip maker Intel and computer company Dell.

Were there any changes in the S&P 500® Index during the reporting period?

There were 21 additions to and 21 deletions from the S&P 500® Index. In terms of Index weight, significant additions to the Index included global food company Kraft Foods and oil, gas & con-sumable fuels company Phillips 66, which spun off from ConocoPhillips during the reporting period. Significant deletions from the S&P 500® Index included pharmacy benefit manager Medco Health Solutions and electric utility El Paso.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the S&P 500® Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments††† October 31, 2012

	Shares	Value
Common Stocks 93.2%†
Aerospace & Defense 2.1%
Boeing Co. (The)	81,691	$5,754,315
General Dynamics Corp.	40,037	2,725,719
Honeywell International, Inc.	94,241	5,771,319
L-3 Communications Holdings, Inc.	11,657	860,287
Lockheed Martin Corp.	32,510	3,045,212
Northrop Grumman Corp.	29,847	2,050,190
Precision Castparts Corp.	17,548	3,037,032
Raytheon Co.	40,086	2,267,264
Rockwell Collins, Inc.	17,163	919,594
Textron, Inc.	33,919	855,098
United Technologies Corp.	101,277	7,915,810

		35,201,840

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	19,496	1,176,194
Expeditors International of Washington, Inc.	25,420	930,626
FedEx Corp.	35,257	3,243,291
United Parcel Service, Inc. Class B	86,788	6,357,221

		11,707,332

Airlines 0.0%‡
Southwest Airlines Co.	89,714	791,277

Auto Components 0.2%
BorgWarner, Inc. (a)	13,817	909,435
Goodyear Tire & Rubber Co. (The) (a)	29,547	337,131
Johnson Controls, Inc.	82,571	2,126,203

		3,372,769

Automobiles 0.4%
Ford Motor Co.	460,479	5,138,946
Harley-Davidson, Inc.	27,515	1,286,601

		6,425,547

Beverages 2.3%
Beam, Inc.	19,120	1,062,307
Brown-Forman Corp. Class B	18,284	1,171,273
Coca-Cola Co. (The)	467,441	17,379,456
Coca-Cola Enterprises, Inc.	33,423	1,050,819
Constellation Brands, Inc. Class A (a)	17,772	628,063
Dr. Pepper Snapple Group, Inc.	25,421	1,089,290
Molson Coors Brewing Co. Class B	18,788	810,514
Monster Beverage Corp. (a)	18,532	827,825
PepsiCo., Inc.	187,896	13,009,919

		37,029,466

Biotechnology 1.5%
Alexion Pharmaceuticals, Inc. (a)	23,309	2,106,667
Amgen, Inc.	93,058	8,053,705
Biogen Idec, Inc. (a)	28,535	3,944,108

	Shares	Value
Biotechnology (continued)
Celgene Corp. (a)	52,088	$3,819,092
Gilead Sciences, Inc. (a)	91,344	6,134,663

		24,058,235

Building Products 0.0%‡
Masco Corp.	43,114	650,590

Capital Markets 1.8%
Ameriprise Financial, Inc.	25,442	1,485,050
Bank of New York Mellon Corp. (The)	142,623	3,524,214
BlackRock, Inc.	15,448	2,930,177
Charles Schwab Corp. (The)	132,292	1,796,525
E*TRADE Financial Corp. (a)	31,001	259,168
Federated Investors, Inc. Class B	11,314	262,937
Franklin Resources, Inc.	16,685	2,132,343
Goldman Sachs Group, Inc. (The)	54,409	6,659,118
Invesco, Ltd.	53,754	1,307,297
Legg Mason, Inc.	14,512	369,766
Morgan Stanley	166,958	2,901,730
Northern Trust Corp.	26,425	1,262,587
State Street Corp.	57,844	2,578,107
T. Rowe Price Group, Inc.	30,646	1,990,151

		29,459,170

Chemicals 2.2%
Air Products & Chemicals, Inc.	25,560	1,981,667
Airgas, Inc.	8,371	744,768
CF Industries Holdings, Inc.	7,570	1,553,288
Dow Chemical Co. (The)	144,653	4,238,333
E.I. du Pont de Nemours & Co.	112,328	5,000,842
Eastman Chemical Co.	18,462	1,093,689
Ecolab, Inc.	31,785	2,212,236
FMC Corp.	16,579	887,308
International Flavors & Fragrances, Inc.	9,837	635,667
LyondellBasell Industries, N.V., Class A	40,956	2,186,641
Monsanto Co.	64,345	5,538,174
Mosaic Co. (The)	33,390	1,747,633
PPG Industries, Inc.	18,435	2,158,370
Praxair, Inc.	36,000	3,823,560
Sherwin-Williams Co. (The)	10,285	1,466,435
Sigma-Aldrich Corp.	14,580	1,022,641

		36,291,252

Commercial Banks 2.6%
BB&T Corp.	84,409	2,443,641
Comerica, Inc.	23,362	696,421
Fifth Third Bancorp	110,944	1,612,016
First Horizon National Corp.	30,040	279,673
Huntington Bancshares, Inc.	103,638	662,247
KeyCorp	113,908	959,105

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investments. May be subject to change daily.

10	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
M&T Bank Corp.	14,531	$1,512,677
PNC Financial Services Group, Inc.	63,917	3,719,330
Regions Financial Corp.	170,639	1,112,566
SunTrust Banks, Inc.	65,013	1,768,354
U.S. Bancorp	228,828	7,599,378
Wells Fargo & Co.	593,099	19,981,505
Zions Bancorp.	22,233	477,343

		42,824,256

Commercial Services & Supplies 0.5%
ADT Corp. (The) (a)	27,761	1,152,359
Avery Dennison Corp.	12,250	396,655
Cintas Corp.	12,985	542,903
Iron Mountain, Inc.	18,236	630,965
Pitney Bowes, Inc.	24,224	347,857
R.R. Donnelley & Sons Co.	21,768	218,115
Republic Services, Inc.	36,163	1,025,221
Stericycle, Inc. (a)	10,341	979,913
Tyco International, Ltd.	55,523	1,491,903
Waste Management, Inc.	52,609	1,722,419

		8,508,310

Communications Equipment 1.7%
Cisco Systems, Inc.	638,692	10,947,181
F5 Networks, Inc. (a)	9,541	786,942
Harris Corp.	13,672	625,904
JDS Uniphase Corp. (a)	28,000	271,320
Juniper Networks, Inc. (a)	63,577	1,053,471
Motorola Solutions, Inc.	34,567	1,786,423
QUALCOMM, Inc.	205,653	12,046,124

		27,517,365

Computers & Peripherals 5.1%
♦Apple, Inc.	113,177	67,351,633
Dell, Inc.	175,918	1,623,723
EMC Corp. (a)	253,387	6,187,710
Hewlett-Packard Co.	237,383	3,287,755
NetApp, Inc. (a)	43,865	1,179,968
SanDisk Corp. (a)	29,163	1,217,847
Seagate Technology PLC	42,688	1,166,236
Western Digital Corp.	26,868	919,692

		82,934,564

Construction & Engineering 0.1%
Fluor Corp.	20,159	1,125,880
Jacobs Engineering Group, Inc. (a)	15,664	604,474
Quanta Services, Inc. (a)	25,731	667,205

		2,397,559

Construction Materials 0.0%‡
Vulcan Materials Co.	15,622	718,143

	Shares	Value
Consumer Finance 0.9%
American Express Co.	119,077	$6,664,740
Capital One Financial Corp.	70,146	4,220,685
Discover Financial Services	62,168	2,548,888
SLM Corp.	56,673	996,311

		14,430,624

Containers & Packaging 0.1%
Ball Corp.	18,681	800,107
Bemis Co., Inc.	12,470	412,134
Owens-Illinois, Inc. (a)	19,929	388,416
Sealed Air Corp.	21,098	342,210

		1,942,867

Distributors 0.1%
Genuine Parts Co.	18,726	1,171,873

Diversified Consumer Services 0.1%
Apollo Group, Inc. Class A (a)	12,183	244,635
H&R Block, Inc.	32,732	579,356

		823,991

Diversified Financial Services 3.1%
Bank of America Corp.	1,301,147	12,126,690
Citigroup, Inc.	354,051	13,237,967
CME Group, Inc.	36,934	2,065,719
IntercontinentalExchange, Inc. (a)	8,785	1,150,835
JPMorgan Chase & Co.	458,640	19,116,115
Leucadia National Corp.	23,919	542,961
Moody’s Corp.	23,350	1,124,536
NASDAQ OMX Group, Inc. (The)	14,306	340,626
NYSE Euronext	29,701	735,397

		50,440,846

Diversified Telecommunication Services 2.7%
♦AT&T, Inc.	696,516	24,092,488
CenturyLink, Inc.	75,175	2,885,217
Frontier Communications Corp.	120,556	569,024
Verizon Communications, Inc.	343,957	15,354,241
Windstream Corp.	70,991	677,254

		43,578,224

Electric Utilities 2.0%
American Electric Power Co., Inc.	58,544	2,601,695
Duke Energy Corp.	85,012	5,584,438
Edison International	39,337	1,846,479
Entergy Corp.	21,408	1,553,793
Exelon Corp.	103,056	3,687,344
FirstEnergy Corp.	50,493	2,308,540
NextEra Energy, Inc.	51,041	3,575,932
Northeast Utilities	37,887	1,488,959
Pepco Holdings, Inc.	27,634	549,088
Pinnacle West Capital Corp.	13,226	700,581
PPL Corp.	70,115	2,074,002

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Southern Co. (The)	105,618	$4,947,147
Xcel Energy, Inc.	58,864	1,662,908

		32,580,906

Electrical Equipment 0.5%
Cooper Industries PLC	19,302	1,446,492
Emerson Electric Co.	87,813	4,252,784
Rockwell Automation, Inc.	17,041	1,210,933
Roper Industries, Inc.	11,809	1,289,188

		8,199,397

Electronic Equipment & Instruments 0.4%
Amphenol Corp. Class A	19,437	1,168,747
Corning, Inc.	179,776	2,112,368
FLIR Systems, Inc.	18,237	354,345
Jabil Circuit, Inc.	22,576	391,468
Molex, Inc.	16,624	431,725
TE Connectivity, Ltd.	51,651	1,662,129

		6,120,782

Energy Equipment & Services 1.7%
Baker Hughes, Inc.	53,070	2,227,348
Cameron International Corp. (a)	29,734	1,505,730
Diamond Offshore Drilling, Inc.	8,393	581,131
Ensco PLC Class A	28,015	1,619,827
FMC Technologies, Inc. (a)	28,781	1,177,143
Halliburton Co.	112,011	3,616,835
Helmerich & Payne, Inc.	12,761	609,976
Nabors Industries, Ltd. (a)	35,060	472,959
National-Oilwell Varco, Inc.	51,484	3,794,371
Noble Corp.	30,498	1,150,995
Rowan Cos. PLC Class A (a)	14,995	475,491
Schlumberger, Ltd.	160,218	11,139,958

		28,371,764

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	52,199	5,137,948
CVS Caremark Corp.	153,602	7,127,133
Kroger Co. (The)	65,762	1,658,518
Safeway, Inc.	28,916	471,620
Sysco Corp.	70,823	2,200,471
Wal-Mart Stores, Inc.	202,921	15,223,133
Walgreen Co.	103,480	3,645,600
Whole Foods Market, Inc.	20,735	1,964,226

		37,428,649

Food Products 1.6%
Archer-Daniels-Midland Co.	79,517	2,134,236
Campbell Soup Co.	21,747	767,017
ConAgra Foods, Inc.	49,027	1,364,912
Dean Foods Co. (a)	22,317	375,818
General Mills, Inc.	78,270	3,137,061

	Shares	Value
Food Products (continued)
H.J. Heinz Co.	38,663	$2,223,509
Hershey Co. (The)	18,309	1,260,575
Hormel Foods Corp.	16,187	478,002
J.M. Smucker Co. (The)	13,215	1,131,733
Kellogg Co.	29,802	1,559,241
Kraft Foods Group, Inc. (a)	71,420	3,248,181
McCormick & Co., Inc.	16,013	986,721
Mead Johnson Nutrition Co.	24,601	1,516,898
Mondelez International, Inc. Class A	214,261	5,686,487
Tyson Foods, Inc. Class A	34,959	587,661

		26,458,052

Gas Utilities 0.1%
AGL Resources, Inc.	14,188	579,296
ONEOK, Inc.	24,757	1,171,006

		1,750,302

Health Care Equipment & Supplies 1.6%
Baxter International, Inc.	66,070	4,137,964
Becton, Dickinson & Co.	24,093	1,823,358
Boston Scientific Corp. (a)	171,320	880,585
C.R. Bard, Inc.	9,413	905,437
CareFusion Corp. (a)	26,793	711,622
Covidien PLC	57,964	3,185,122
DENTSPLY International, Inc.	17,118	630,627
Edwards Lifesciences Corp. (a)	13,971	1,213,102
Intuitive Surgical, Inc. (a)	4,821	2,614,043
Medtronic, Inc.	123,166	5,121,242
St. Jude Medical, Inc.	37,907	1,450,322
Stryker Corp.	34,909	1,836,213
Varian Medical Systems, Inc. (a)	13,367	892,381
Zimmer Holdings, Inc.	21,092	1,354,317

		26,756,335

Health Care Providers & Services 1.9%
Aetna, Inc.	40,349	1,763,251
AmerisourceBergen Corp.	30,381	1,198,227
Cardinal Health, Inc.	41,181	1,693,775
CIGNA Corp.	34,815	1,775,565
Coventry Health Care, Inc.	16,160	705,222
DaVita, Inc. (a)	10,279	1,156,593
Express Scripts Holding Co. (a)	97,885	6,023,843
Humana, Inc.	19,524	1,450,048
Laboratory Corporation of America Holdings (a)	11,578	981,004
McKesson Corp.	28,494	2,658,775
Patterson Cos., Inc.	10,258	342,617
Quest Diagnostics, Inc.	19,167	1,106,319
Tenet Healthcare Corp. (a)	12,578	296,841
UnitedHealth Group, Inc.	124,683	6,982,248
WellPoint, Inc.	39,261	2,405,914

		30,540,242

12	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Technology 0.1%
Cerner Corp. (a)	17,567	$1,338,430

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	53,989	2,045,104
Chipotle Mexican Grill, Inc. (a)	3,825	973,577
Darden Restaurants, Inc.	15,482	814,663
International Game Technology	32,248	414,064
Marriott International, Inc.	30,396	1,108,846
McDonald’s Corp.	121,752	10,568,074
Starbucks Corp.	91,758	4,211,692
Starwood Hotels & Resorts Worldwide, Inc.	23,721	1,229,934
Wyndham Worldwide Corp.	17,167	865,217
Wynn Resorts, Ltd.	9,588	1,160,723
Yum! Brands, Inc.	55,037	3,858,644

		27,250,538

Household Durables 0.3%
D.R. Horton, Inc.	33,538	702,956
Harman International Industries, Inc.	8,109	340,010
Leggett & Platt, Inc.	16,975	450,347
Lennar Corp. Class A	19,657	736,548
Newell Rubbermaid, Inc.	34,868	719,676
PulteGroup, Inc. (a)	40,772	706,987
Whirlpool Corp.	9,362	914,480

		4,571,004

Household Products 2.1%
Clorox Co. (The)	15,649	1,131,423
Colgate-Palmolive Co.	53,814	5,648,317
Kimberly-Clark Corp.	47,677	3,978,646
♦Procter & Gamble Co. (The)	332,535	23,024,723

		33,783,109

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)	74,956	783,290
NRG Energy, Inc.	27,509	593,094

		1,376,384

Industrial Conglomerates 2.3%
3M Co.	76,789	6,726,717
Danaher Corp.	70,521	3,648,051
♦General Electric Co.	1,274,814	26,847,583

		37,222,351

Insurance 3.7%
ACE, Ltd.	40,940	3,219,931
Aflac, Inc.	56,536	2,814,362
Allstate Corp. (The)	58,547	2,340,709
American International Group, Inc. (a)	140,807	4,918,389
Aon PLC	38,926	2,100,058
Assurant, Inc.	9,790	370,160
Berkshire Hathaway, Inc. Class B (a)	221,407	19,118,494

	Shares	Value
Insurance (continued)
Chubb Corp. (The)	32,097	$2,470,827
Cincinnati Financial Corp.	17,660	703,574
Genworth Financial, Inc. Class A (a)	59,357	353,768
Hartford Financial Services Group, Inc. (The)	52,618	1,142,337
Lincoln National Corp.	33,706	835,572
Loews Corp.	37,732	1,595,309
Marsh & McLennan Cos., Inc.	65,703	2,235,873
MetLife, Inc.	128,250	4,551,592
Principal Financial Group, Inc.	33,493	922,397
Progressive Corp. (The)	67,663	1,508,885
Prudential Financial, Inc.	56,262	3,209,747
Torchmark Corp.	11,518	582,696
Travelers Cos., Inc. (The)	46,526	3,300,554
Unum Group	33,823	685,930
XL Group PLC	36,909	913,129

		59,894,293

Internet & Catalog Retail 0.9%
Amazon.com, Inc. (a)	43,664	10,165,853
Expedia, Inc.	11,308	668,868
Netflix, Inc. (a)	6,705	530,299
Priceline.com, Inc. (a)	6,016	3,451,800
TripAdvisor, Inc. (a)	13,232	400,797

		15,217,617

Internet Software & Services 2.0%
Akamai Technologies, Inc. (a)	21,407	813,252
eBay, Inc. (a)	140,028	6,761,952
Google, Inc. Class A (a)	31,982	21,740,404
VeriSign, Inc. (a)	18,882	699,956
Yahoo!, Inc. (a)	125,861	2,115,723

		32,131,287

IT Services 3.5%
Accenture PLC Class A	76,642	5,166,437
Automatic Data Processing, Inc.	58,496	3,380,484
Cognizant Technology Solutions Corp. Class A (a)	36,047	2,402,533
Computer Sciences Corp.	18,754	571,059
Fidelity National Information Services, Inc.	30,234	993,792
Fiserv, Inc. (a)	16,380	1,227,517
♦International Business Machines Corp.	129,694	25,229,374
MasterCard, Inc. Class A	12,958	5,972,731
Paychex, Inc.	38,980	1,264,121
SAIC, Inc.	34,255	376,463
Teradata Corp. (a)	20,356	1,390,518
Total System Services, Inc.	19,527	439,162
Visa, Inc. Class A	63,105	8,756,450
Western Union Co. (The)	72,729	923,658

		58,094,299

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
Leisure Equipment & Products 0.1%
Hasbro, Inc.	13,994	$503,644
Mattel, Inc.	41,162	1,513,938

		2,017,582

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	42,069	1,514,063
Life Technologies Corp. (a)	21,164	1,035,131
PerkinElmer, Inc.	13,772	425,968
Thermo Fisher Scientific, Inc.	44,135	2,694,883
Waters Corp. (a)	10,586	866,041

		6,536,086

Machinery 1.8%
Caterpillar, Inc.	78,872	6,689,134
Cummins, Inc.	21,380	2,000,741
Deere & Co.	47,288	4,040,287
Dover Corp.	22,071	1,284,974
Eaton Corp.	40,760	1,924,687
Flowserve Corp.	6,173	836,380
Illinois Tool Works, Inc.	52,074	3,193,699
Ingersoll-Rand PLC	34,611	1,627,755
Joy Global, Inc.	12,783	798,298
PACCAR, Inc.	42,680	1,849,751
Pall Corp.	14,030	883,329
Parker Hannifin Corp.	18,043	1,419,262
Pentair, Ltd.	25,304	1,068,841
Snap-On, Inc.	7,022	543,011
Stanley Black & Decker, Inc.	20,299	1,406,721
Xylem, Inc.	22,408	543,618

		30,110,488

Media 3.3%
Cablevision Systems Corp. Class A	26,052	453,826
CBS Corp. Class B	71,865	2,328,426
Comcast Corp. Class A	323,064	12,118,131
DIRECTV (a)	75,803	3,874,291
Discovery Communications, Inc. Class A (a)	29,839	1,761,098
Gannett Co., Inc.	27,940	472,186
Interpublic Group of Cos., Inc. (The)	52,776	533,037
McGraw-Hill Cos., Inc. (The)	33,830	1,870,122
News Corp. Class A	245,804	5,879,632
Omnicom Group, Inc.	32,069	1,536,426
Scripps Networks Interactive Class A	10,433	633,492
Time Warner Cable, Inc.	36,989	3,665,980
Time Warner, Inc.	114,568	4,977,979
Viacom, Inc. Class B	57,158	2,930,491
Walt Disney Co. (The)	216,630	10,630,034
Washington Post Co. Class B	548	182,763

		53,847,914

	Shares	Value
Metals & Mining 0.7%
Alcoa, Inc.	128,810	$1,103,902
Allegheny Technologies, Inc.	12,940	340,969
Cliffs Natural Resources, Inc.	17,204	623,989
Freeport-McMoRan Copper & Gold, Inc.	114,607	4,455,920
Newmont Mining Corp.	59,904	3,267,763
Nucor Corp.	38,328	1,538,103
Titanium Metals Corp.	8,877	103,950
United States Steel Corp.	17,419	355,173

		11,789,769

Multi-Utilities 1.2%
Ameren Corp.	29,294	963,187
CenterPoint Energy, Inc.	51,600	1,118,172
CMS Energy Corp.	31,993	778,070
Consolidated Edison, Inc.	35,362	2,135,157
Dominion Resources, Inc.	69,223	3,653,590
DTE Energy Co.	20,737	1,287,768
Integrys Energy Group, Inc.	9,407	508,354
NiSource, Inc.	34,398	876,117
PG&E Corp.	51,489	2,189,312
Public Service Enterprise Group, Inc.	61,084	1,957,131
SCANA Corp.	15,852	778,016
Sempra Energy	27,139	1,892,945
TECO Energy, Inc.	24,580	439,245
Wisconsin Energy Corp.	27,823	1,070,351

		19,647,415

Multiline Retail 0.7%
Big Lots, Inc. (a)	7,191	209,474
Dollar Tree, Inc. (a)	27,808	1,108,705
Family Dollar Stores, Inc.	11,711	772,458
J.C. Penney Co., Inc.	17,193	412,804
Kohl’s Corp.	26,048	1,387,837
Macy’s, Inc.	48,598	1,850,126
Nordstrom, Inc.	18,443	1,047,009
Target Corp.	79,067	5,040,521

		11,828,934

Office Electronics 0.1%
Xerox Corp.	157,824	1,016,387

Oil, Gas & Consumable Fuels 8.8%
Anadarko Petroleum Corp.	60,328	4,151,170
Apache Corp.	47,233	3,908,531
Cabot Oil & Gas Corp.	25,353	1,191,084
Chesapeake Energy Corp.	62,663	1,269,552
♦Chevron Corp.	236,898	26,108,529
ConocoPhillips	146,638	8,483,008
CONSOL Energy, Inc.	27,483	966,302
Denbury Resources, Inc. (a)	47,231	724,051
Devon Energy Corp.	45,418	2,643,782
EOG Resources, Inc.	32,601	3,797,690

14	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
EQT Corp.	18,061	$1,095,038
♦ExxonMobil Corp.	557,302	50,809,223
Hess Corp.	35,872	1,874,671
Kinder Morgan, Inc.	77,429	2,687,561
Marathon Oil Corp.	85,118	2,558,647
Marathon Petroleum Corp.	40,844	2,243,561
Murphy Oil Corp.	22,281	1,336,860
Newfield Exploration Co. (a)	16,297	441,975
Noble Energy, Inc.	21,470	2,039,865
Occidental Petroleum Corp.	97,788	7,721,340
Peabody Energy Corp.	32,397	903,876
Phillips 66	75,691	3,569,588
Pioneer Natural Resources Co.	14,855	1,569,431
QEP Resources, Inc.	21,463	622,427
Range Resources Corp.	19,618	1,282,232
Southwestern Energy Co. (a)	42,036	1,458,649
Spectra Energy Corp.	78,824	2,275,649
Tesoro Corp.	16,878	636,469
Valero Energy Corp.	66,598	1,938,002
Williams Cos., Inc.	75,636	2,646,504
WPX Energy, Inc. (a)	24,031	407,085

		143,362,352

Paper & Forest Products 0.1%
International Paper Co.	52,801	1,891,860
MeadWestvaco Corp.	20,961	622,332

		2,514,192

Personal Products 0.2%
Avon Products, Inc.	52,165	808,036
Estee Lauder Cos., Inc. (The) Class A	28,984	1,785,994

		2,594,030

Pharmaceuticals 5.9%
Abbott Laboratories	189,472	12,414,205
Allergan, Inc.	37,130	3,338,730
Bristol-Myers Squibb Co.	202,716	6,740,307
Eli Lilly & Co.	123,291	5,995,641
Forest Laboratories, Inc. (a)	28,229	951,600
Hospira, Inc. (a)	19,935	611,805
♦Johnson & Johnson	332,869	23,573,783
Merck & Co., Inc.	367,712	16,778,699
Mylan, Inc. (a)	49,005	1,241,787
Perrigo Co.	10,612	1,220,486
♦Pfizer, Inc.	901,823	22,428,338
Watson Pharmaceuticals, Inc. (a)	15,411	1,324,575

		96,619,956

Professional Services 0.1%
Dun & Bradstreet Corp.	5,419	439,155
Equifax, Inc.	14,472	724,179

	Shares	Value
Professional Services (continued)
Robert Half International, Inc.	17,120	$460,357

		1,623,691

Real Estate Investment Trusts 2.0%
American Tower Corp.	47,709	3,592,011
Apartment Investment & Management Co. Class A	17,572	468,997
AvalonBay Communities, Inc.	11,700	1,586,052
Boston Properties, Inc.	18,202	1,934,872
Equity Residential	36,343	2,086,452
HCP, Inc.	54,505	2,414,571
Health Care REIT, Inc.	30,720	1,825,689
Host Hotels & Resorts, Inc.	87,241	1,261,505
Kimco Realty Corp.	49,133	959,076
Plum Creek Timber Co., Inc.	19,501	856,094
ProLogis, Inc.	55,620	1,907,210
Public Storage	17,400	2,412,162
Simon Property Group, Inc.	36,622	5,574,235
Ventas, Inc.	35,662	2,256,335
Vornado Realty Trust	20,415	1,637,487
Weyerhaeuser Co.	64,927	1,797,829

		32,570,577

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. (a)	36,457	656,955

Road & Rail 0.7%
CSX Corp.	125,562	2,570,254
Norfolk Southern Corp.	38,577	2,366,699
Ryder System, Inc.	6,172	278,481
Union Pacific Corp.	57,181	7,034,978

		12,250,412

Semiconductors & Semiconductor Equipment 1.8%
Advanced Micro Devices, Inc. (a)	72,612	148,855
Altera Corp.	38,625	1,177,290
Analog Devices, Inc.	36,088	1,411,402
Applied Materials, Inc.	149,408	1,583,725
Broadcom Corp. Class A	62,091	1,958,040
First Solar, Inc. (a)	7,245	176,126
Intel Corp.	604,034	13,062,235
KLA-Tencor Corp.	20,104	935,238
Lam Research Corp. (a)	22,011	779,189
Linear Technology Corp.	27,801	869,059
LSI Corp. (a)	67,317	461,121
Microchip Technology, Inc.	23,385	733,120
Micron Technology, Inc. (a)	122,851	666,467
NVIDIA Corp. (a)	74,792	895,260
Teradyne, Inc. (a)	22,649	331,128
Texas Instruments, Inc.	137,366	3,858,611
Xilinx, Inc.	31,653	1,036,952

		30,083,818

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value
Common Stocks (continued)
Software 3.3%
Adobe Systems, Inc. (a)	59,373	$2,018,682
Autodesk, Inc. (a)	27,395	872,257
BMC Software, Inc. (a)	17,713	720,919
CA, Inc.	41,339	930,954
Citrix Systems, Inc. (a)	22,573	1,395,237
Electronic Arts, Inc. (a)	38,441	474,747
Intuit, Inc.	33,329	1,980,409
♦Microsoft Corp.	910,947	25,993,873
Oracle Corp.	459,799	14,276,759
Red Hat, Inc. (a)	23,305	1,145,907
Salesforce.com, Inc. (a)	15,439	2,253,785
Symantec Corp. (a)	84,870	1,543,785

		53,607,314

Specialty Retail 2.0%
Abercrombie & Fitch Co. Class A	9,969	304,852
AutoNation, Inc. (a)	4,663	207,037
AutoZone, Inc. (a)	4,520	1,695,000
Bed Bath & Beyond, Inc. (a)	28,029	1,616,713
Best Buy Co., Inc.	32,111	488,408
Carmax, Inc. (a)	27,570	930,487
GameStop Corp. Class A	14,902	340,213
Gap, Inc. (The)	36,001	1,285,956
Home Depot, Inc. (The)	182,000	11,171,160
Limited Brands, Inc.	28,802	1,379,328
Lowe’s Cos., Inc.	137,705	4,458,888
O’Reilly Automotive, Inc. (a)	14,354	1,229,851
PetSmart, Inc.	13,057	866,854
Ross Stores, Inc.	27,036	1,647,844
Staples, Inc.	82,386	948,675
Tiffany & Co.	14,372	908,598
TJX Cos., Inc.	88,873	3,699,783
Urban Outfitters, Inc. (a)	13,178	471,245

		33,650,892

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	34,432	1,929,914
Fossil, Inc. (a)	6,611	575,818
NIKE, Inc. Class B	44,387	4,056,084
Ralph Lauren Corp.	7,374	1,133,310
VF Corp.	10,615	1,661,035

		9,356,161

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	57,387	486,929
People’s United Financial, Inc.	42,409	510,180

		997,109

Tobacco 1.8%
Altria Group, Inc.	245,433	7,804,769
Lorillard, Inc.	15,770	1,829,478

	Shares	Value
Tobacco (continued)
Philip Morris International, Inc.	203,524	$18,024,086
Reynolds American, Inc.	39,596	1,648,777

		29,307,110

Trading Companies & Distributors 0.2%
Fastenal Co.	32,538	1,454,448
W.W. Grainger, Inc.	7,236	1,457,403

		2,911,851

Wireless Telecommunication Services 0.3%
Crown Castle International Corp. (a)	35,380	2,361,615
MetroPCS Communications, Inc. (a)	38,174	389,757
Sprint Nextel Corp. (a)	362,249	2,006,859

		4,758,231

Total Common Stocks (Cost $881,309,981)		1,525,021,067	(b)

	Principal Amount
Short-Term Investments 6.8%
U.S. Government 6.8%
United States Treasury Bills
0.082%, due 1/10/13 (c)	$102,700,000	102,683,568
0.094%, due 1/24/13 (c)(d)	8,000,000	7,998,240

Total Short-Term Investments (Cost $110,680,047)		110,681,808

Total Investments (Cost $991,990,028) (f)	100.0%	1,635,702,875
Other Assets, Less Liabilities	0.0 ‡	670,666
Net Assets	100.0%	$1,636,373,541

	Contracts Long	Unrealized Appreciation (Depreciation) (e)
Futures Contracts (0.2%)
Standard & Poor’s 500 Index Mini December 2012	1,564	$(3,489,267)

Total Futures Contracts (Settlement Value $110,011,760) (b)		$(3,489,267)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	The combined market value of common stocks and settlement value of Standard & Poor’s 500 Index futures contracts represents 99.9% of net assets.

16	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	Interest rate presented is yield to maturity.

(d)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2012.

(f)	As of October 31, 2012, cost is $1,035,022,711 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$652,898,909
Gross unrealized depreciation	(52,218,745)

Net unrealized appreciation	$600,680,164

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,525,021,067	$—	$—	$1,525,021,067
Short-Term Investments
U.S. Government	—	110,681,808	—	110,681,808

Total Investments in Securities	$1,525,021,067	$110,681,808	$—	$1,635,702,875

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (b)	$(3,489,267)	$—	$—	$(3,489,267)

Total Other Financial Instruments	$(3,489,267)	$—	$—	$(3,489,267)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $991,990,028)	$1,635,702,875
Receivables:
Fund shares sold	2,187,610
Dividends and interest	1,806,085
Other assets	15,567

Total assets	1,639,712,137

Liabilities
Due to custodian	128,062
Payables:
Fund shares redeemed	1,946,300
Transfer agent (See Note 3)	760,762
Manager (See Note 3)	165,073
NYLIFE Distributors (See Note 3)	92,954
Variation margin on futures contracts	62,560
Professional fees	51,713
Shareholder communication	30,942
Custodian	8,758
Trustees	5,090
Accrued expenses	86,382

Total liabilities	3,338,596

Net assets	$1,636,373,541

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$49,618
Additional paid-in capital	1,125,010,953

1,125,060,571
Undistributed net investment income	20,610,711
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(149,521,321)
Net unrealized appreciation (depreciation) on investments and futures contracts	640,223,580

Net assets	$1,636,373,541

Investor Class
Net assets applicable to outstanding shares	$21,474,779

Shares of beneficial interest outstanding	656,174

Net asset value per share outstanding	$32.73
Maximum sales charge (3.00% of offering price)	1.01

Maximum offering price per share outstanding	$33.74

Class A
Net assets applicable to outstanding shares	$408,257,820

Shares of beneficial interest outstanding	12,468,545

Net asset value per share outstanding	$32.74
Maximum sales charge (3.00% of offering price)	1.01

Maximum offering price per share outstanding	$33.75

Class I
Net assets applicable to outstanding shares	$1,206,640,942

Shares of beneficial interest outstanding	36,493,648

Net asset value and offering price per share outstanding	$33.06

18	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends	$31,742,571
Interest	49,928

Total income	31,792,499

Expenses
Manager (See Note 3)	3,643,505
Transfer agent (See Note 3)	2,574,665
Distribution/Service—Investor Class (See Note 3)	52,764
Distribution/Service—Class A (See Note 3)	730,730
Professional fees	82,272
Registration	48,020
Custodian	47,974
Shareholder communication	46,511
Trustees	42,195
Miscellaneous	96,428

Total expenses before waiver/reimbursement	7,365,064
Expense waiver/reimbursement from Manager (See Note 3)	(1,281,602)

Net expenses	6,083,462

Net investment income (loss)	25,709,037

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	2,736,548
Futures transactions	23,114,077
Foreign currency transactions	(17,394)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	25,833,231

Net change in unrealized appreciation (depreciation) on:
Investments	166,683,198
Investments sold short	9,956
Futures contracts	(8,992,119)

Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	157,701,035

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	183,534,266

Net increase (decrease) in net assets resulting from operations	$209,243,303

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$25,709,037	$22,087,262
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	25,833,231	(5,201,018)
Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	157,701,035	89,507,968

Net increase (decrease) in net assets resulting from operations	209,243,303	106,394,212

Dividends to shareholders:
From net investment income:
Investor Class	(274,408)	(248,197)
Class A	(2,837,215)	(2,662,214)
Class I	(18,767,421)	(18,165,581)

Total dividends to shareholders	(21,879,044)	(21,075,992)

Capital share transactions:
Net proceeds from sale of shares	434,971,976	260,630,814
Net asset value of shares issued in connection with the acquisition of MainStay Equity Index Fund (See Note 10)	191,583,350	—
Net asset value of shares issued to shareholders in reinvestment of dividends	21,815,659	21,015,084
Cost of shares redeemed	(523,574,907)	(375,569,046)

Increase (decrease) in net assets derived from capital share transactions	124,796,078	(93,923,148)

Net increase (decrease) in net assets	312,160,337	(8,604,928)

Net Assets
Beginning of year	1,324,213,204	1,332,818,132

End of year	$1,636,373,541	$1,324,213,204

Undistributed net investment income at end of year	$20,610,711	$17,230,997

20	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$28.98	$27.33	$23.93	$22.47	$31.35

Net investment income (loss)	0.44 (a)	0.38	0.33	0.38	0.26
Net realized and unrealized gain (loss) on investments	3.70	1.62	3.41	1.59	(9.14)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—

Total from investment operations	4.14	2.00	3.74	1.97	(8.88)

Less dividends:
From net investment income	(0.39)	(0.35)	(0.34)	(0.51)	—

Net asset value at end of period	$32.73	$28.98	$27.33	$23.93	$22.47

Total investment return (b)	14.48%	7.35%	15.75%	9.21%	(28.33	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.29%	1.30%	1.75%	1.63	% ††
Net expenses	0.70%	0.70%	0.70%	0.63%	0.60	% ††
Expenses (before waiver/reimbursement)	0.87%	0.91%	1.01%	1.15%	1.06	% ††
Portfolio turnover rate	9%	4%	11%	8%	5%
Net assets at end of period (in 000’s)	$21,475	$20,134	$19,295	$17,822	$15,372

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$28.99	$27.34	$23.92	$22.47	$35.79

Net investment income (loss)	0.47 (a)	0.42	0.37	0.38	0.51
Net realized and unrealized gain (loss) on investments	3.70	1.61	3.40	1.58	(13.35)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—

Total from investment operations	4.17	2.03	3.77	1.96	(12.84)

Less dividends:
From net investment income	(0.42)	(0.38)	(0.35)	(0.51)	(0.48)

Net asset value at end of year	$32.74	$28.99	$27.34	$23.92	$22.47

Total investment return (b)	14.59%	7.46%	15.88%	9.18%	(36.32%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%	1.39%	1.40%	1.79%	1.65%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.68%	0.69%	0.74%	0.86%	0.79%
Portfolio turnover rate	9%	4%	11%	8%	5%
Net assets at end of year (in 000’s)	$408,258	$195,006	$193,335	$196,774	$182,351

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$29.28	$27.60	$24.15	$22.69	$36.14

Net investment income (loss)	0.55 (a)	0.50	0.44	0.44	0.60
Net realized and unrealized gain (loss) on investments	3.73	1.63	3.42	1.60	(13.46)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	—	—	—	—

Total from investment operations	4.28	2.13	3.86	2.04	(12.86)

Less dividends:
From net investment income	(0.50)	(0.45)	(0.41)	(0.58)	(0.59)

Net asset value at end of year	$33.06	$29.28	$27.60	$24.15	$22.69

Total investment return (b)	14.84%	7.75%	16.13%	9.55%	(36.13%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	1.64%	1.65%	2.07%	1.95%
Net expenses	0.35%	0.35%	0.35%	0.32%	0.30%
Expenses (before waiver/reimbursement)	0.43%	0.44%	0.49%	0.61%	0.49%
Portfolio turnover rate	9%	4%	11%	8%	5%
Net assets at end of year (in 000’s)	$1,206,641	$1,109,073	$1,120,188	$1,044,598	$919,826

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

22	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay S&P 500 Index Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay S&P 500 Index Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the

Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com	23

Notes to Financial Statements (continued)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least

24	MainStay S&P 500 Index Fund

annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of October 31, 2012, the Fund did not hold any rights or warrants.

(J)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

mainstayinvestments.com	25

Notes to Financial Statements (continued)

between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2012:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(3,489,267)	$(3,489,267)

Total Fair Value		$(3,489,267)	$(3,489,267)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current days variation margin is reported within the Statement of Assets and Liabilities.

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net realized gain (loss) on security transactions	$20,937	$20,937
Futures Contracts	Net realized gain (loss) on futures transactions	23,114,077	23,114,077

Total Realized Gain (Loss)		$23,135,014	$23,135,014

26	MainStay S&P 500 Index Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(8,992,119)	$(8,992,119)

Total Change in Unrealized Appreciation (Depreciation)		$(8,992,119)	$(8,992,119)

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Total
Warrants (1)	98,363	98,363
Futures Contracts Long (2)	1,231	1,231

(1)	Amount disclosed represents the actual average held during the year ended October 31, 2012.

(2)	Amount disclosed represents the weighted average held during the year ended October 31, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Madison Square Investors LLC (“Madison Square Investors” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Madison Square Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.24% for the year ended October 31, 2012.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $3,643,505 and waived its fees and/or reimbursed expenses in the amount of $1,281,602.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,832 and $5,780, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $2,605 for the year ended October 31, 2012.

mainstayinvestments.com	27

Notes to Financial Statements (continued)

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$73,635
Class A	494,878
Class I	2,006,152

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class I	$137,063,070	11.4%

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$20,603,620	$(109,977,905)	$—	$600,687,255	$511,312,970

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, Real Estate Investment Trusts (REIT) Investments, return of capital distributions, class actions and mark to market of future contracts.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(450,279)	$(4,087,237)	$4,537,516

The reclassifications for the Fund are primarily due to foreign currency gain (loss), return of capital distributions, REIT investments and merger related adjustments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $109,977,905 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2014 2016 2018 2019	$47,614 39,050 21,698 1,616	$	— — — —
Total	$109,978		$—

The Fund utilized $9,537,130 of capital loss carryforwards during the year ended October 31, 2012.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$21,879,044	$21,075,992

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual

28	MainStay S&P 500 Index Fund

rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $134,808 and $214,666, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	107,916	$3,364,665
Shares issued to shareholders in reinvestment of dividends	9,498	273,921
Shares redeemed	(120,018)	(3,745,076)

Net increase (decrease) in shares outstanding before conversion	(2,604)	(106,490)
Shares converted into Investor Class (See Note 1)	4,057	134,215
Shares converted from Investor Class (See Note 1)	(40,040)	(1,260,732)

Net increase (decrease)	(38,587)	$(1,233,007)

Year ended October 31, 2011:
Shares sold	129,662	$3,755,272
Shares issued to shareholders in reinvestment of dividends	8,729	247,544
Shares redeemed	(139,073)	(4,033,392)

Net increase (decrease) in shares outstanding before conversion	(682)	(30,576)
Shares converted into Investor Class (See Note 1)	14,922	405,512
Shares converted from Investor Class (See Note 1)	(25,587)	(737,416)

Net increase (decrease)	(11,347)	$(362,480)

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,351,106	$41,870,871
Shares issued in connection with the acquisition of MainStay Equity Index Fund (See Note 10)	6,311,135	191,583,350
Shares issued to shareholders in reinvestment of dividends	96,298	2,776,272
Shares redeemed	(2,051,992)	(64,006,572)

Net increase (decrease) in shares outstanding before conversion	5,706,547	172,223,921
Shares converted into Class A (See Note 1)	40,047	1,260,732
Shares converted from Class A (See Note 1)	(4,057)	(134,215)

Net increase (decrease)	5,742,537	$173,350,438

Year ended October 31, 2011:
Shares sold	1,292,871	$37,600,727
Shares issued to shareholders in reinvestment of dividends	91,844	2,603,786
Shares redeemed	(1,741,460)	(50,634,720)

Net increase (decrease) in shares outstanding before conversion	(356,745)	(10,430,207)
Shares converted into Class A (See Note 1)	25,594	737,416
Shares converted from Class A (See Note 1)	(14,917)	(405,512)

Net increase (decrease)	(346,068)	$(10,098,303)

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	12,438,549	$389,736,440
Shares issued to shareholders in reinvestment of dividends	645,971	18,765,466
Shares redeemed	(14,474,314)	(455,823,259)

Net increase (decrease)	(1,389,794)	$(47,321,353)

Year ended October 31, 2011:
Shares sold	7,504,721	$219,274,815
Shares issued to shareholders in reinvestment of dividends	635,986	18,163,754
Shares redeemed	(10,846,263)	(320,900,934)

Net increase (decrease)	(2,705,556)	$(83,462,365)

Note 9–Litigation

The Fund has been named as a defendant and a putative member of the proposed defendant group of shareholders in the case entitled Official Committee of Unsecured Creditors of the Tribune Company v.

mainstayinvestments.com	29

Notes to Financial Statements (continued)

FitzSimons, et al. (In re Tribune Company), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the Fund in October 2012, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to recover proceeds received by shareholders through the LBO from a putative defendant class comprised of former Tribune shareholders other than the insiders, major shareholders and certain other defendants. The sole claim and cause of action brought against the Fund either as a named defendant or as a member of the putative defendant class is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons and Deutsche Bank actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. The Court has not yet issued a decision on the motion.

These lawsuits do not allege any misconduct on the part of the Fund. The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay S&P 500 Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to the acquisition. (See Note 10)

At this stage of the proceedings management is not able to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Fund Acquisitions

At a meeting held on December 14, 2011, the Board of Trustees approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities on MainStay Equity Index Fund, a series of MainStay Funds. Shareholders of MainStay Equity Index Fund approved this reorganization on May 12, 2012, which was then completed on May 25, 2012. The aggregate net assets of the Fund immediately before the acquisition were $1,432,012,589 and the combined net assets after the acquisition were $1,623,595,939.

The acquisition was accomplished by a tax-free exchange of the following:

	Shares	Value
MainStay Equity Index Fund	3,967,860	$191,583,350

In exchange for the MainStay Equity Index Fund shares and net assets, the Fund issued 6,311,135 Class A shares.

MainStay Equity Index Fund’s net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation (depreciation), accumulated net realized gain (loss) and undistributed net investment income:

	Total Net Assets	Capital Stock	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
MainStay Equity Index Fund	$191,583,350	$101,293,453	$94,828,154	$(4,615,069)	$76,812

Assuming the acquisition of MainStay Equity Index had been completed on November 1, 2011, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the period ended October 31, 2012, are as follows:

Net investment income (loss)	$27,882,293
Net gain on investments	$193,816,793
Net increase in net assets resulting from operations	$221,699,086

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Equity Index Fund that have been included in the Fund’s Statement of Operations since May 25, 2012.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Equity Index fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay S&P 500 Index Fund (the “Fund”), one of the funds constituting Mainstay Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay S&P 500 Index Fund of MainStay Funds Trust as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	31

Federal Income Tax information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2012 the Fund designated approximately $30,667,365 under the Internal Revenue Code as Qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay S&P 500 Index Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

34	MainStay S&P 500 Index Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	35

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

36	MainStay S&P 500 Index Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	37

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

38	MainStay S&P 500 Index Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	39

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

40	MainStay S&P 500 Index Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28190 MS265-12	MSSP11-12/12 NL0A6

MainStay Retirement Funds

Message from the President and Annual Report

October 31, 2012

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.34 9.35%	1.38 2.53%	2.34 3.43%	2.18 2.18%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.38 9.40	1.43 2.58	2.39 3.48	1.54 1.54
Class I Shares	No Sales Charge		9.72	2.85	3.76	1.29
Class R2 Shares[4]	No Sales Charge		9.33	2.52	3.41	1.64
Class R3 Shares[5]	No Sales Charge		9.05	2.22	3.12	1.89

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008 include the historical performance of Class A shares through
February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been different.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[6]	15.21%	0.36%	1.01%
MSCI EAFE® Index[7]	4.61	–5.81	–4.39
Barclays U.S. Aggregate Bond Index[8]	5.25	6.38	6.71
Average Lipper Mixed-Asset Target 2010 Fund[9]	7.44	1.64	2.45

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2010 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not exceeding December 31, 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,020.10	$2.44	$1,022.70	$2.44

Class A Shares	$1,000.00	$1,021.20	$1.93	$1,023.20	$1.93

Class I Shares	$1,000.00	$1,022.10	$0.66	$1,024.50	$0.66

Class R2 Shares	$1,000.00	$1,021.20	$2.39	$1,022.80	$2.39

Class R3 Shares	$1,000.00	$1,019.20	$3.65	$1,021.50	$3.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.48% for Investor Class, 0.38% for Class A, 0.13% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	7

Investment Objectives of Underlying Funds as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its peers and its benchmark during the reporting period?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 9.35% for Investor Class shares and 9.40% for Class A shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 9.72%, Class R2 shares returned 9.33% and Class R3 shares returned 9.05%. All share classes outperformed the 7.44% return of the average Lipper2 mixed-asset target 2010 fund for the 12 months ended October 31, 2012. Over the same period, all share classes underperformed the 15.21% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 4.61% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 5.25% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark of the Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap equities. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund experienced in terms of relative performance.

Our efforts to manage the risk posture of the Fund through its mix of stocks and bonds had a modestly positive effect on the Fund’s relative performance. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities early in the reporting period and again in the early summer. This positioning benefited relative performance during the portions of the reporting period it was maintained. Persistent exposure to lower-quality bonds and loans also strengthened the Fund’s returns. Efforts to lower the Fund’s sensitivity to interest rates by investing in Underlying Funds that held shorter-maturity instruments detracted somewhat, as yields fell to levels we did not anticipate.

The positive influence from the Fund’s mix of stocks and bonds was almost equally offset by soft performance among several of the Underlying Funds in which the Fund invested. Among the more prominent Underlying Funds that experienced challenges relative to their respective benchmarks and peers were MainStay Large Cap Growth Fund and MainStay Floating Rate Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.6 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes, both of which benefited the Fund’s relative performance. First, we preferred Underlying Funds that invested in large-cap stocks over Underlying Funds that invested in small-cap stocks. We adopted this positioning because we believed that large-cap companies were more attractively valued, had superior access to capital and were better positioned to benefit from growth in the developing world. Second, we preferred Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States.

In the fixed-income portion of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning reflected our belief that cor-porations have improved the quality of their balance sheets

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information about Lipper Inc.
3.	See footnote on page 6 for more information about the S&P 500® Index.
4.	See footnote on page 6 for more information about the MSCI EAFE® Index.
5.	See footnote on page 6 for more information about the Barclays U.S. Aggregate Bond Index.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

significantly in the past few years by reducing leverage, accu- mulating cash and controlling operating costs. In our opinion, if default rates remain low for the next few years, investors are likely to find the higher yields available from corporate bonds quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Position sizes have a natural tendency to fluctuate over any extended period. The most pronounced changes were a result of selling shares of MainStay Flexible Bond Opportunities Fund, MainStay 130/30 Core Fund and MainStay U.S. Small Cap Fund.

Within the equity portion of the Fund, position sizes were relatively stable over the course of the reporting period. The Fund’s most notable increase was in MainStay S&P 500 Index Fund, with funding coming from a number of sources. We increased the Fund’s position in MainStay S&P 500 Index Fund to improve liquidity and assist with expense management.

Within the fixed-income portion of the Fund, we emphasized two general themes during the reporting period. First, we sought to move toward the center of the credit-quality spectrum with a large increase in the Fund’s position in MainStay Intermediate Term Bond Fund. We believed that government bonds represented a poor value proposition, and we remained wary of the junk bond market, which we believed had become increasingly speculative. In light of these concerns, we felt that emphasizing the middle of the quality spectrum had become a prudent strategy. Second, we shortened duration in an effort to reduce the Fund’s sensitivity to a potential rise in interest rates. Our primary tool in this effort was to increase the size of the Fund’s position in MainStay Floating Rate Fund.

The Fund exited its position in MainStay Global High Income Fund and rolled the proceeds into Market Vectors Emerging Market Bond ETF. This repositioning provided access to securities issued in local currencies rather than in U.S. dollars.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under- lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, MainStay Common Stock Fund provided the highest total return, followed closely by MainStay S&P 500 Index Fund and MainStay 130/30 Core Fund. Although all Underlying Equity Funds in which the Fund invested generated positive total returns, the lowest total returns came from Vanguard Emerging Markets Stock ETF and MainStay ICAP International Fund.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall perfor- mance, and which Underlying Equity Funds were the greatest detractors?

The most significant positive contributions to the Fund’s equity performance came from MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) The weakest equity contributions came from MainStay 130/30 International Fund and MainStay ICAP International Fund. That some positions made only marginal contributions tended to reflect position size and timing as much as the returns of the Underlying Funds.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Central bank policy played a pivotal role in the fixed-income markets. Amid slowing global economic growth, distressed European sovereign debt markets and looming fiscal retrenchment in the United States, the Federal Reserve pursued aggressively accommodative policies. The Federal Reserve’s maturity extension program (referred to by some as “operation twist”), its loose policy guidance and its additional securities purchases helped keep interest rates suppressed across the entire yield curve.7 These moves proved detrimental to relative performance to the extent that the Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index. On the other hand, these same policies helped reduce risk aversion and led to tightening credit spreads that benefited the Fund on a larger scale. All told, our decisions in the fixed-income portion of the Fund contributed positively to the Fund’s absolute and relative performance.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

During the 12 months ended October 31, 2012, emerging-market bonds—especially those issued in U.S. dollars—and high-yield debt generally provided strong results. Over the same period, cash and bonds issued by the governments of developed nations provided comparatively weak returns.

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s perfor- mance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest contribution to performance in the fixed-income portion of the Fund came from a large position in MainStay Intermediate Term Bond Fund. This was followed by a smaller position in MainStay Indexed Bond Fund. While all of the

7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay Retirement 2010 Fund

Underlying Funds in which the Fund invested provided positive total returns during the reporting period, the smallest Underlying Fixed-Income Fund contributions came from cash alternatives (MainStay Money Market Fund, MainStay Cash Reserves Fund and MainStay Principal Preservation Fund) and from a very small position, subsequently closed, in SPDR Barclays International Bond ETF. MainStay Cash Reserves Fund and MainStay Principal Preservation Fund were liquidated during the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments October 31, 2012

	Shares	Value

Affiliated Investment Companies 93.0%†
Equity Funds 43.8%
MainStay Common Stock Fund Class I	172,519	$2,232,396
MainStay Epoch International Small Cap Fund Class I	38,494	706,372
MainStay Epoch U.S. All Cap Fund Class I	134,273	3,317,877
MainStay ICAP Equity Fund Class I	75,280	2,971,321
MainStay ICAP International Fund Class I	47,946	1,372,708
MainStay ICAP Select Equity Fund Class I	17,593	659,370
MainStay International Equity Fund Class I	49,246	578,638
MainStay Large Cap Growth Fund Class I	434,515	3,389,218
MainStay MAP Fund Class I	159,865	5,558,517
MainStay S&P 500 Index Fund Class I	82,922	2,741,401

Total Equity Funds (Cost $20,915,407)		23,527,818

Fixed Income Funds 49.2%
MainStay Convertible Fund Class I	7,761	114,938
MainStay Floating Rate Fund Class I	361,758	3,447,549
MainStay High Yield Corporate Bond Fund Class I	234,503	1,425,777
MainStay Indexed Bond Fund Class I	660,272	7,665,761
MainStay Intermediate Term Bond Fund Class I	1,117,846	12,463,987
MainStay Money Market Fund Class A	1,329,711	1,329,711

Total Fixed Income Funds (Cost $25,663,281)		26,447,723

Total Affiliated Investment Companies (Cost $46,578,688)		49,975,541

	Shares	Value

Unaffiliated Investment Companies 7.5%
Equity Funds 4.1%
iShares Russell 2000 Index ETF	2,309	$187,583
Vanguard Emerging Markets ETF	48,205	2,000,026

Total Equity Funds (Cost $2,074,065)		2,187,609

Fixed Income Funds 3.4%
iShares Barclays TIPS Bond Fund	9,242	1,132,699
Market Vectors Emerging Markets Local Currency Bond ETF	26,605	711,684

Total Fixed Income Funds (Cost $1,699,081)		1,844,383

Total Unaffiliated Investment Companies (Cost $3,773,146)		4,031,992

Total Investments (Cost $50,351,834) (a)	100.5%	54,007,533
Other Assets, Less Liabilities	(0.5)	(282,771)
Net Assets	100.0%	$53,724,762

†	Percentages indicated are based on Fund net assets.

(a)	As of October 31, 2012, cost is $50,933,981 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$3,074,186
Gross unrealized depreciation	(634)

Net unrealized appreciation	$3,073,552

The following abbreviations are used in the above portfolio:

ETF—Exchange Traded Fund

TIPS—Treasury Inflation Protected Security

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$23,527,818	$—	$—	$23,527,818
Fixed Income Funds	26,447,723	—	—	26,447,723

Total Affiliated Investment Companies	49,975,541	—	—	49,975,541

Unaffiliated Investment Companies
Equity Funds	2,187,609	—	—	2,187,609
Fixed Income Funds	1,844,383	—	—	1,844,383

Total Unaffiliated Investment Companies	4,031,992	—	—	4,031,992

Total Investments	$54,007,533	$—	$—	$54,007,533

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in affiliated investment companies, at value (identified cost $46,578,688)	$49,975,541
Investments in unaffiliated investment companies, at value (identified cost $3,773,146)	4,031,992
Receivables:
Fund shares sold	124,042
Manager (See Note 3)	5,184
Other assets	20,804

Total assets	54,157,563

Liabilities
Due to custodian	12,932
Payables:
Fund shares redeemed	374,524
Transfer agent (See Note 3)	21,923
Professional fees	8,520
NYLIFE Distributors (See Note 3)	5,425
Shareholder communication	4,295
Custodian	1,313
Trustees	169
Accrued expenses	3,700

Total liabilities	432,801

Net assets	$53,724,762

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,292
Additional paid-in capital	48,540,652

48,545,944
Undistributed net investment income	880,742
Accumulated net realized gain (loss) on investments	642,377
Net unrealized appreciation (depreciation) on investments	3,655,699

Net assets	$53,724,762

Investor Class
Net assets applicable to outstanding shares	$976,823

Shares of beneficial interest outstanding	96,418

Net asset value per share outstanding	$10.13
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share outstanding	$10.72

Class A
Net assets applicable to outstanding shares	$6,064,381

Shares of beneficial interest outstanding	600,371

Net asset value per share outstanding	$10.10
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share outstanding	$10.69

Class I
Net assets applicable to outstanding shares	$29,583,088

Shares of beneficial interest outstanding	2,904,312

Net asset value and offering price per share outstanding	$10.19

Class R2
Net assets applicable to outstanding shares	$16,233,736

Shares of beneficial interest outstanding	1,604,871

Net asset value and offering price per share outstanding	$10.12

Class R3
Net assets applicable to outstanding shares	$866,734

Shares of beneficial interest outstanding	85,872

Net asset value and offering price per share outstanding	$10.09

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,337,059
Dividend distributions from unaffiliated investment companies	150,994

Total income	1,488,053

Expenses
Transfer agent (See Note 3)	102,373
Registration	66,834
Manager (See Note 3)	63,467
Distribution/Service—Investor Class (See Note 3)	1,942
Distribution/Service—Class A (See Note 3)	16,321
Distribution/Service—Class R2 (See Note 3)	40,324
Distribution/Service—Class R3 (See Note 3)	4,128
Professional fees	26,244
Shareholder service (See Note 3)	16,956
Custodian	8,520
Shareholder communication	7,730
Trustees	1,729
Miscellaneous	8,197

Total expenses before waiver/reimbursement	364,765
Expense waiver/reimbursement from Manager (See Note 3)	(204,976)
Expense reimbursement from Transfer agent (See Note 3)	(3)

Net expenses	159,786

Net investment income (loss)	1,328,267

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	306,079
Unaffiliated investment company transactions	(51,978)
Realized capital gain distributions from affiliated investment companies	928,474

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,182,575

Net change in unrealized appreciation (depreciation) on investments	3,161,791

Net realized and unrealized gain (loss) on investments	4,344,366

Net increase (decrease) in net assets resulting from operations	$5,672,633

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,328,267	$1,256,391
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	1,182,575	4,214,171
Net change in unrealized appreciation (depreciation) on investments	3,161,791	(3,287,201)

Net increase (decrease) in net assets resulting from operations	5,672,633	2,183,361

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(13,271)	(11,625)
Class A	(147,448)	(168,020)
Class I	(1,032,287)	(952,657)
Class R2	(312,739)	(42,424)
Class R3	(13,876)	(17,146)

	(1,519,621)	(1,191,872)

From net realized gain on investments:
Investor Class	(35,190)	(7,004)
Class A	(370,669)	(97,617)
Class I	(2,423,295)	(505,903)
Class R2	(840,792)	(25,733)
Class R3	(40,444)	(11,581)

	(3,710,390)	(647,838)

Total dividends and distributions to shareholders	(5,230,011)	(1,839,710)

Capital share transactions:
Net proceeds from sale of shares	15,977,229	40,404,413
Net asset value of shares issued to shareholders in reinvestment of dividends	5,227,180	1,838,703
Cost of shares redeemed	(34,490,741)	(21,077,490)

Increase (decrease) in net assets derived from capital share transactions	(13,286,332)	21,165,626

Net increase (decrease) in net assets	(12,843,710)	21,509,277

Net Assets
Beginning of year	66,568,472	45,059,195

End of year	$53,724,762	$66,568,472

Undistributed net investment income at end of year	$880,742	$862,207

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.03	$10.07	$9.15	$7.95	$9.95

Net investment income (loss) (a)	0.18	0.21	0.17	0.22	0.15
Net realized and unrealized gain (loss) on investments	0.69	0.13	0.94	1.17	(2.15)

Total from investment operations	0.87	0.34	1.11	1.39	(2.00)

Less dividends and distributions:
From net investment income	(0.21)	(0.24)	(0.19)	(0.19)	—
From net realized gain on investments	(0.56)	(0.14)	—	—	—

Total dividends and distributions	(0.77)	(0.38)	(0.19)	(0.19)	—

Net asset value at end of period	$10.13	$10.03	$10.07	$9.15	$7.95

Total investment return (b)	9.35%	3.44%	12.34%	17.90%	(20.10	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79%	2.03%	1.82%	2.61%	2.38	% ††
Net expenses (d)	0.47%	0.47%	0.47%	0.38%	0.46	% ††
Expenses (before waiver/reimbursement) (d)	1.11%	1.42%	2.03%	0.89%	6.41	% ††
Portfolio turnover rate	95%	107%	81%	76%	127%
Net assets at end of period (in 000’s)	$977	$601	$468	$163	$41

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.01	$10.04	$9.12	$7.95	$10.57

Net investment income (loss) (a)	0.19	0.22	0.19	0.23	0.24
Net realized and unrealized gain (loss) on investments	0.68	0.14	0.92	1.15	(2.80)

Total from investment operations	0.87	0.36	1.11	1.38	(2.56)

Less dividends and distributions:
From net investment income	(0.22)	(0.25)	(0.19)	(0.21)	(0.05)
From net realized gain on investments	(0.56)	(0.14)	—	—	(0.01)

Total dividends and distributions	(0.78)	(0.39)	(0.19)	(0.21)	(0.06)

Net asset value at end of year	$10.10	$10.01	$10.04	$9.12	$7.95

Total investment return (b)	9.40%	3.54%	12.51%	17.85%	(24.37%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93%	2.18%	2.01%	2.78%	2.46%
Net expenses (c)	0.37%	0.37%	0.37%	0.37%	0.38%
Expenses (before waiver/reimbursement) (c)	0.69%	0.78%	1.00%	1.09%	1.81%
Portfolio turnover rate	95%	107%	81%	76%	127%
Net assets at end of year (in 000’s)	$6,064	$6,358	$6,935	$6,570	$4,418

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.08	$10.11	$9.18	$7.96	$10.58

Net investment income (loss) (a)	0.22	0.24	0.22	0.25	0.26
Net realized and unrealized gain (loss) on investments	0.69	0.14	0.92	1.18	(2.81)

Total from investment operations	0.91	0.38	1.14	1.43	(2.55)

Less dividends and distributions:
From net investment income	(0.24)	(0.27)	(0.21)	(0.21)	(0.06)
From net realized gain on investments	(0.56)	(0.14)	—	—	(0.01)

Total dividends and distributions	(0.80)	(0.41)	(0.21)	(0.21)	(0.07)

Net asset value at end of year	$10.19	$10.08	$10.11	$9.18	$7.96

Total investment return (b)	9.72%	3.85%	12.66%	18.38%	(24.25%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.25%	2.36%	2.28%	2.98%	2.77%
Net expenses (c)	0.12%	0.12%	0.12%	0.12%	0.13%
Expenses (before waiver/reimbursement) (c)	0.44%	0.53%	0.76%	0.84%	1.51%
Portfolio turnover rate	95%	107%	81%	76%	127%
Net assets at end of year (in 000’s)	$29,583	$43,984	$35,009	$33,025	$20,105

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,			January 8, 2009** through October 31,
	2012	2011	2010	2009
Net asset value at beginning of period	$10.01	$10.05	$9.12	$7.84

Net investment income (loss) (a)	0.18	0.20	0.18	0.15
Net realized and unrealized gain (loss) on investments	0.70	0.14	0.93	1.13

Total from investment operations	0.88	0.34	1.11	1.28

Less dividends and distributions:
From net investment income	(0.21)	(0.24)	(0.18)	—
From net realized gain on investments	(0.56)	(0.14)	—	—

Total dividends and distributions	(0.77)	(0.38)	(0.18)	—

Net asset value at end of period	$10.12	$10.01	$10.05	$9.12

Total investment return (b)	9.33%	3.53%	12.37%	16.33	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82%	2.04%	1.90%	2.12	%††
Net expenses (e)	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.79%	0.88%	1.10%	1.18	%††
Portfolio turnover rate	95%	107%	81%	76%
Net assets at end of period (in 000’s)	$16,234	$14,890	$1,781	$1,821

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class R3
	Year ended October 31,				May 1, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.00	$10.04	$9.13	$7.93	$10.07

Net investment income (loss) (a)	0.15	0.18	0.16	0.20	0.14
Net realized and unrealized gain (loss) on investments	0.69	0.13	0.92	1.17	(2.28)

Total from investment operations	0.84	0.31	1.08	1.37	(2.14)

Less dividends and distributions:
From net investment income	(0.19)	(0.21)	(0.17)	(0.17)	—
From net realized gain on investments	(0.56)	(0.14)	—	—	—

Total dividends and distributions	(0.75)	(0.35)	(0.17)	(0.17)	—

Net asset value at end of period	$10.09	$10.00	$10.04	$9.13	$7.93

Total investment return (b)	9.05%	3.18%	11.99%	17.62%	(21.25	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%	1.82%	1.67%	2.47%	3.25	% ††
Net expenses (d)	0.72%	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	1.04%	1.13%	1.35%	1.44%	1.86	% ††
Portfolio turnover rate	95%	107%	81%	76%	127%
Net assets at end of period (in 000’s)	$867	$735	$866	$996	$887

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.03 10.08%	0.23 1.37%	1.26 2.34%	1.71 1.71%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.05 10.11	0.31 1.45	1.34 2.42	1.50 1.50
Class I Shares	No Sales Charge		10.47	1.70	2.67	1.25
Class R2 Shares[4]	No Sales Charge		9.98	1.37	2.33	1.60
Class R3 Shares[5]	No Sales Charge		9.71	1.09	2.05	1.85

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been different.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	21

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[6]	15.21%	0.36%	1.01%
MSCI EAFE® Index[7]	4.61	–5.81	–4.39
Barclays U.S. Aggregate Bond Index[8]	5.25	6.38	6.71
Average Lipper Mixed-Asset Target 2020 Fund[9]	8.76	0.59	1.39

shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares might have been different.
6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2020 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

22	MainStay Retirement 2020 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,017.90	$2.38	$1,022.80	$2.39

Class A Shares	$1,000.00	$1,017.90	$1.93	$1,023.20	$1.93

Class I Shares	$1,000.00	$1,019.90	$0.61	$1,024.50	$0.61

Class R2 Shares	$1,000.00	$1,017.90	$2.43	$1,022.70	$2.44

Class R3 Shares	$1,000.00	$1,015.80	$3.70	$1,021.50	$3.71

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.38% for Class A, 0.12% for Class I, 0.48% for Class R2 and 0.73% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	23

Investment Objectives of Underlying Funds as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 28 for specific holdings within these categories.

24	MainStay Retirement 2020 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its peers and its benchmark during the reporting period?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 10.08% for Investor Class shares and 10.11% for Class A shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 10.47%, Class R2 shares returned 9.98% and Class R3 shares returned 9.71%. All share classes outperformed the 8.76% return of the average Lipper2 mixed-asset target 2020 fund for the 12 months ended October 31, 2012. Over the same period, all share classes underperformed the 15.21% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 4.61% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 5.25% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark of the Fund. See page 21 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap equities. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund experienced in terms of relative performance.

Our efforts to manage the risk posture of the Fund through its mix of stocks and bonds had a modestly positive effect on the Fund’s relative performance. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities early in the reporting period and again in the early summer. This positioning benefited relative performance during the portions of the reporting period it was maintained. Persistent exposure to lower-quality bonds and loans also strengthened the Fund’s returns. Efforts to lower the Fund’s sensitivity to interest rates by investing in Underlying Funds that held shorter-maturity instruments detracted somewhat, as yields fell to levels we did not anticipate.

The positive influence from the Fund’s mix of stocks and bonds was almost equally offset by soft performance among several of the Underlying Funds in which the Fund invested. Among the Underlying Funds that experienced challenges relative to their respective benchmarks and peers were MainStay Large Cap Growth Fund and MainStay Floating Rate Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.6 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes, both of which benefited the Fund’s relative performance. First, we preferred Underlying Funds that invested in large-cap stocks over Underlying Funds that invested in small-cap stocks. We adopted this positioning because we believed that large-cap companies were more attractively valued, had superior access to capital and were better positioned to benefit from growth in the developing world. Second, we preferred Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States.

In the fixed-income portion of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 22 for more information about Lipper Inc.
3.	See footnote on page 22 for more information about the S&P 500® Index.
4.	See footnote on page 22 for more information about the MSCI EAFE® Index.
5.	See footnote on page 22 for more information about the Barclays U.S. Aggregate Bond Index.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	25

backed issues. This positioning reflected our belief that cor- porations have improved the quality of their balance sheets significantly in the past few years by reducing leverage, accu- mulating cash and controlling operating costs. In our opinion, if default rates remain low for the next few years, investors are likely to find the higher yields available from corporate bonds quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Position sizes have a natural tendency to fluctuate over any extended period. The most pronounced changes were a result of selling shares of MainStay Flexible Bond Opportunities Fund, MainStay 130/30 Core Fund, and MainStay U.S. Small Cap Fund.

Within the equity portion of the Fund, position sizes were relatively stable over the course of the reporting period. The Fund’s most notable increase was in MainStay S&P 500 Index Fund, with funding coming from a number of sources. We increased the Fund’s position in MainStay S&P 500 Index Fund to improve liquidity and assist with expense management.

Within the fixed-income portion of the Fund, we emphasized two general themes during the reporting period. First, we sought to move toward the center of the credit-quality spectrum with a large increase in the Fund’s position in MainStay Intermediate Term Bond Fund. We believed that government bonds repre- sented a poor value proposition, and we remained wary of the junk bond market, which we believed had become increasingly speculative. In light of these concerns, we felt that emphasizing the middle of the quality spectrum had become a prudent strategy. Second, we shortened duration in an effort to reduce the Fund’s sensitivity to a potential rise in interest rates. Our primary tool in this effort was to increase the size of the Fund’s position in MainStay Floating Rate Fund.

The Fund exited its position in MainStay Global High Yield Income Fund and rolled the proceeds into Market Vectors Emerging Market Bond ETF. This repositioning provided access to securities issued in local currencies rather than in U.S. dollars.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, MainStay Common Stock Fund provided the highest total return,

followed closely by MainStay S&P 500 Index Fund and MainStay 130/30 Core Fund. Although all Underlying Equity Funds in which the Fund invested generated positive total returns, the lowest total returns came from Vanguard Emerging Markets Stock ETF and MainStay ICAP International Fund.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall perfor-mance, and which Underlying Equity Funds were the greatest detractors?

The most significant positive contributions to the Fund’s equity performance came from MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) The weakest equity contributions came from MainStay Epoch Global Choice Fund and MainStay 130/30 International Fund. That some positions made only marginal contributions tended to reflect position size and timing as much as the returns of the Underlying Funds.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Central bank policy played a pivotal role in the fixed-income markets. Amid slowing global economic growth, distressed European sovereign debt markets and looming fiscal retrenchment in the United States, the Federal Reserve pursued aggressively accommodative policies. The Federal Reserve’s maturity extension program (referred to by some as “operation twist”), its loose policy guidance and its additional securities purchases helped keep interest rates suppressed across the entire yield curve.7 These moves proved detrimental to relative performance to the extent that the Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index. On the other hand, these same policies helped reduce risk aversion and led to tightening credit spreads that benefited the Fund on a larger scale. All told, our decisions in the fixed-income portion of the Fund contributed positively to the Fund’s absolute and relative performance.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

During the 12 months ended October 31, 2012, emerging-market bonds and high-yield debt generally provided strong results. Over the same period, cash and bonds issued by the governments of developed nations provided comparatively weak returns.

7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

26	MainStay Retirement 2020 Fund

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest contribution to performance in the fixed-income portion of the Fund came from a large position in MainStay Intermediate Term Bond Fund. This was followed by a smaller average position in MainStay Flexible Bond Opportunities Fund. While all of the Underlying Funds in which the Fund invested provided positive total returns during the reporting period, the smallest Underlying Fixed-Income Fund contributions came from cash alternatives (MainStay Money Market Fund, MainStay Cash Reserves Fund and MainStay Principal Preservation Fund) and from a very small position, subsequently closed, in SPDR Barclays International Bond ETF. MainStay Cash Reserves Fund and MainStay Principal Preservation Fund were liquidated during the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	27

Portfolio of Investments October 31, 2012

	Shares	Value

Affiliated Investment Companies 91.8%†
Equity Funds 54.5%
MainStay Common Stock Fund Class I (a)	467,255	$6,046,278
MainStay Epoch International Small Cap Fund Class I	97,370	1,786,731
MainStay Epoch U.S. All Cap Fund Class I	274,440	6,781,413
MainStay ICAP Equity Fund Class I	150,406	5,936,510
MainStay ICAP International Fund Class I	139,710	3,999,901
MainStay ICAP Select Equity Fund Class I	31,577	1,183,521
MainStay International Equity Fund Class I	142,656	1,676,205
MainStay Large Cap Growth Fund Class I	909,924	7,097,407
MainStay MAP Fund Class I	342,235	11,899,499
MainStay S&P 500 Index Fund Class I	173,632	5,740,277

Total Equity Funds (Cost $45,853,303)		52,147,742

Fixed Income Funds 37.3%
MainStay Convertible Fund Class I	14,174	209,910
MainStay Floating Rate Fund Class I	644,005	6,137,369
MainStay High Yield Corporate Bond Fund Class I	370,114	2,250,293
MainStay Indexed Bond Fund Class I	355,030	4,121,898
MainStay Intermediate Term Bond Fund Class I	1,853,839	20,670,300
MainStay Money Market Fund Class A	2,347,590	2,347,590

Total Fixed Income Funds (Cost $34,727,495)		35,737,360

Total Affiliated Investment Companies (Cost $80,580,798)		87,885,102

	Shares	Value

Unaffiliated Investment Companies 8.1%
Equity Funds 5.5%
iShares Russell 2000 Index ETF	11,806	$959,120
Vanguard Emerging Markets ETF	103,892	4,310,479

Total Equity Funds (Cost $5,078,239)		5,269,599

Fixed Income Funds 2.6%
iShares Barclays TIPS Bond Fund	9,490	1,163,094
Market Vectors Emerging Markets Local Currency Bond ETF	48,584	1,299,622

Total Fixed Income Funds (Cost $2,303,798)		2,462,716

Total Unaffiliated Investment Companies (Cost $7,382,037)		7,732,315

Total Investments (Cost $87,962,835) (b)	99.9%	95,617,417
Other Assets, Less Liabilities	0.1	134,583
Net Assets	100.0%	$95,752,000

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2012, cost is $89,042,704 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$6,574,713
Gross unrealized depreciation	—

Net unrealized appreciation	$6,574,713

The following abbreviations are used in the above portfolio:

ETF—Exchange Traded Fund

TIPS—Treasury Inflation Protected Security

28	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2012 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$52,147,742	$—	$—	$52,147,742
Fixed Income Funds	35,737,360	—	—	35,737,360

Total Affiliated Investment Companies	87,885,102	—	—	87,885,102

Unaffiliated Investment Companies
Equity Funds	5,269,599	—	—	5,269,599
Fixed Income Funds	2,462,716	—	—	2,462,716

Total Unaffiliated Investment Companies	7,732,315	—	—	7,732,315

Total Investments	$95,617,417	$—	$—	$95,617,417

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in affiliated investment companies, at value (identified cost $80,580,798)	$87,885,102
Investments in unaffiliated investment companies, at value (identified cost $7,382,037)	7,732,315
Receivables:
Fund shares sold	210,451
Manager (See Note 3)	3,809
Other assets	21,856

Total assets	95,853,533

Liabilities
Due to custodian	22,753
Payables:
Transfer agent (See Note 3)	29,600
Fund shares redeemed	18,737
NYLIFE Distributors (See Note 3)	9,716
Professional fees	8,857
Shareholder communication	6,541
Custodian	1,259
Trustees	286
Accrued expenses	3,784

Total liabilities	101,533

Net assets	$95,752,000

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,882
Additional paid-in capital	86,039,917

86,049,799
Undistributed net investment income	1,179,111
Accumulated net realized gain (loss) on investments	868,508
Net unrealized appreciation (depreciation) on investments	7,654,582

Net assets	$95,752,000

Investor Class
Net assets applicable to outstanding shares	$3,802,667

Shares of beneficial interest outstanding	393,198

Net asset value per share outstanding	$9.67
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.23

Class A
Net assets applicable to outstanding shares	$12,441,019

Shares of beneficial interest outstanding	1,288,686

Net asset value per share outstanding	$9.65
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.21

Class I
Net assets applicable to outstanding shares	$52,164,179

Shares of beneficial interest outstanding	5,368,155

Net asset value and offering price per share outstanding	$9.72

Class R2
Net assets applicable to outstanding shares	$25,259,472

Shares of beneficial interest outstanding	2,615,038

Net asset value and offering price per share outstanding	$9.66

Class R3
Net assets applicable to outstanding shares	$2,084,663

Shares of beneficial interest outstanding	216,624

Net asset value and offering price per share outstanding	$9.62

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,947,422
Dividend distributions from unaffiliated investment companies	258,393

Total income	2,205,815

Expenses
Transfer agent (See Note 3)	132,738
Distribution/Service—Investor Class (See Note 3)	8,452
Distribution/Service—Class A (See Note 3)	30,883
Distribution/Service—Class R2 (See Note 3)	58,810
Distribution/Service—Class R3 (See Note 3)	10,298
Manager (See Note 3)	102,262
Registration	69,015
Professional fees	27,322
Shareholder service (See Note 3)	25,583
Shareholder communication	13,151
Custodian	8,643
Trustees	2,801
Miscellaneous	9,371

Total expenses before waiver/reimbursement	499,329
Expense waiver/reimbursement from Manager (See Note 3)	(234,090)
Expense reimbursement from Transfer agent (See Note 3)	(6)

Net expenses	265,233

Net investment income (loss)	1,940,582

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	432,419
Unaffiliated investment company transactions	(138,078)
Realized capital gain distributions from affiliated investment companies	1,284,507

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,578,848

Net change in unrealized appreciation (depreciation) on investments	6,275,535

Net realized and unrealized gain (loss) on investments	7,854,383

Net increase (decrease) in net assets resulting from operations	$9,794,965

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,940,582	$1,600,344
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	1,578,848	6,292,001
Net change in unrealized appreciation (depreciation) on investments	6,275,535	(5,105,467)

Net increase (decrease) in net assets resulting from operations	9,794,965	2,786,878

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(52,223)	(40,491)
Class A	(256,478)	(278,945)
Class I	(1,273,804)	(1,066,646)
Class R2	(370,717)	(33,109)
Class R3	(32,901)	(34,294)

	(1,986,123)	(1,453,485)

From net realized gain on investments:
Investor Class	(170,656)	(32,465)
Class A	(788,577)	(215,292)
Class I	(3,598,046)	(739,851)
Class R2	(1,213,383)	(27,393)
Class R3	(119,177)	(30,810)

	(5,889,839)	(1,045,811)

Total dividends and distributions to shareholders	(7,875,962)	(2,499,296)

Capital share transactions:
Net proceeds from sale of shares	25,441,565	55,599,218
Net asset value of shares issued to shareholders in reinvestment of dividends	7,874,674	2,495,627
Cost of shares redeemed	(43,775,211)	(20,194,687)

Increase (decrease) in net assets derived from capital share transactions	(10,458,972)	37,900,158

Net increase (decrease) in net assets	(8,539,969)	38,187,740

Net Assets
Beginning of year	104,291,969	66,104,229

End of year	$95,752,000	$104,291,969

Undistributed net investment income at end of year	$1,179,111	$1,009,471

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.48	$9.54	$8.56	$7.43	$9.83

Net investment income (loss) (a)	0.15	0.16	0.12	0.18	0.12
Net realized and unrealized gain (loss) on investments	0.73	0.12	1.01	1.13	(2.52)

Total from investment operations	0.88	0.28	1.13	1.31	(2.40)

Less dividends and distributions:
From net investment income	(0.16)	(0.19)	(0.15)	(0.16)	—
From net realized gain on investments	(0.53)	(0.15)	—	(0.02)	—

Total dividends and distributions	(0.69)	(0.34)	(0.15)	(0.18)	—

Net asset value at end of period	$9.67	$9.48	$9.54	$8.56	$7.43

Total investment return (b)	10.08%	2.92%	13.33%	17.99%	(24.42	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%	1.71%	1.48%	2.31%	2.02	% ††
Net expenses (d)	0.47%	0.47%	0.47%	0.47%	0.47	% ††
Expenses (before waiver/reimbursement) (d)	0.81%	0.88%	1.16%	1.31%	1.48	% ††
Portfolio turnover rate	95%	97%	73%	68%	134%
Net assets at end of period (in 000’s)	$3,803	$2,960	$1,926	$915	$342

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.47	$9.53	$8.54	$7.44	$10.57

Net investment income (loss) (a)	0.17	0.18	0.15	0.19	0.17
Net realized and unrealized gain (loss) on investments	0.71	0.11	0.99	1.11	(3.25)

Total from investment operations	0.88	0.29	1.14	1.30	(3.08)

Less dividends and distributions:
From net investment income	(0.17)	(0.20)	(0.15)	(0.18)	(0.04)
From net realized gain on investments	(0.53)	(0.15)	—	(0.02)	(0.01)

Total dividends and distributions	(0.70)	(0.35)	(0.15)	(0.20)	(0.05)

Net asset value at end of year	$9.65	$9.47	$9.53	$8.54	$7.44

Total investment return (b)	10.11%	3.01%	13.55%	17.97%	(29.25%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82%	1.87%	1.67%	2.48%	1.79%
Net expenses (c)	0.37%	0.37%	0.37%	0.37%	0.38%
Expenses (before waiver/reimbursement) (c)	0.60%	0.67%	0.86%	1.01%	1.74%
Portfolio turnover rate	95%	97%	73%	68%	134%
Net assets at end of year (in 000’s)	$12,441	$14,032	$13,421	$11,026	$4,940

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.52	$9.57	$8.58	$7.45	$10.57

Net investment income (loss) (a)	0.19	0.20	0.17	0.21	0.19
Net realized and unrealized gain (loss) on investments	0.73	0.12	0.99	1.12	(3.24)

Total from investment operations	0.92	0.32	1.16	1.33	(3.05)

Less dividends and distributions:
From net investment income	(0.19)	(0.22)	(0.17)	(0.18)	(0.06)
From net realized gain on investments	(0.53)	(0.15)	—	(0.02)	(0.01)

Total dividends and distributions	(0.72)	(0.37)	(0.17)	(0.20)	(0.07)

Net asset value at end of year	$9.72	$9.52	$9.57	$8.58	$7.45

Total investment return (b)	10.47%	3.34%	13.69%	18.30%	(29.14%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05%	2.03%	1.95%	2.73%	2.06%
Net expenses (c)	0.12%	0.12%	0.12%	0.12%	0.13%
Expenses (before waiver/reimbursement) (c)	0.35%	0.42%	0.61%	0.76%	1.45%
Portfolio turnover rate	95%	97%	73%	68%	134%
Net assets at end of year (in 000’s)	$52,164	$63,848	$47,125	$42,809	$19,743

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,			January 8, 2009** through October 31,
	2012	2011	2010	2009
Net asset value at beginning of year	$9.47	$9.52	$8.54	$7.21

Net investment income (loss) (a)	0.15	0.15	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.73	0.13	0.98	1.21

Total from investment operations	0.88	0.28	1.12	1.33

Less dividends and distributions:
From net investment income	(0.16)	(0.18)	(0.14)	—
From net realized gain on investments	(0.53)	(0.15)	—	—

Total dividends and distributions	(0.69)	(0.33)	(0.14)	—

Net asset value at end of year	$9.66	$9.47	$9.52	$8.54

Total investment return (b)	9.98%	3.08%	13.29%	18.45	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%	1.61%	1.54%	1.82	%††
Net expenses (e)	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.70%	0.77%	0.96%	1.09	%††
Portfolio turnover rate	95%	97%	73%	68%
Net assets at end of year (in 000’s)	$25,259	$21,392	$1,718	$1,057

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Financial Highlights selected per share data and ratios

	Class R3
	Year ended October 31,				May 1, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.45	$9.51	$8.54	$7.42	$9.98

Net investment income (loss) (a)	0.13	0.15	0.11	0.17	0.10
Net realized and unrealized gain (loss) on investments	0.72	0.11	0.99	1.12	(2.66)

Total from investment operations	0.85	0.26	1.10	1.29	(2.56)

Less dividends and distributions:
From net investment income	(0.15)	(0.17)	(0.13)	(0.15)	—
From net realized gain on investments	(0.53)	(0.15)	—	(0.02)	—

Total dividends and distributions	(0.68)	(0.32)	(0.13)	(0.17)	—

Net asset value at end of year	$9.62	$9.45	$9.51	$8.54	$7.42

Total investment return (b)	9.71%	2.71%	13.02%	17.71%	(25.65	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.41%	1.52%	1.33%	2.31%	2.61	% ††
Net expenses (d)	0.72%	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	0.95%	1.02%	1.21%	1.37%	1.81	% ††
Portfolio turnover rate	95%	97%	73%	68%	134%
Net assets at end of year (in 000’s)	$2,085	$2,060	$1,915	$1,713	$1,305

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

36	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from Class to Class based on differences in Class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.30 10.37%	–1.07 0.06%	0.07 1.13%	1.89 1.89%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.42 10.50	–0.99 0.14	0.14 1.21	1.56 1.56
Class I Shares	No Sales Charge		10.64	0.37	1.45	1.31
Class R2 Shares[4]	No Sales Charge		10.36	0.02	1.09	1.66
Class R3 Shares[5]	No Sales Charge		10.15	–0.19	0.88	1.91

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through
February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been different.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	37

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[6]	15.21%	0.36%	1.01%
MSCI EAFE® Index[7]	4.61	–5.81	–4.39
Barclays U.S. Aggregate Bond Index[8]	5.25	6.38	6.71
Average Lipper Mixed-Asset Target 2030 Fund[9]	9.57	–0.62	0.28

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2030 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

38	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,013.30	$2.43	$1,022.70	$2.44

Class A Shares	$1,000.00	$1,013.30	$1.92	$1,023.20	$1.93

Class I Shares	$1,000.00	$1,013.20	$0.66	$1,024.50	$0.66

Class R2 Shares	$1,000.00	$1,012.20	$2.43	$1,022.70	$2.44

Class R3 Shares	$1,000.00	$1,012.20	$3.64	$1,021.50	$3.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.48% for Investor Class, 0.38% for Class A, 0.13% for Class I, 0.48% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	39

Investment Objectives of Underlying Funds as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 44 for specific holdings within these categories.

40	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its peers and its benchmark during the reporting period?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 10.37% for Investor Class shares and 10.50% for Class A shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 10.64%, Class R2 shares returned 10.36% and Class R3 shares returned 10.15%. All share classes outperformed the 9.57% return of the average Lipper2 mixed-asset target 2030 fund for the 12 months ended October 31, 2012. Over the same period, all share classes underperformed the 15.21% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 4.61% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 5.25% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark of the Fund. See page 37 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap equities. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund experienced in terms of relative performance.

Our efforts to manage the risk posture of the Fund through its mix of stocks and bonds had a modestly positive effect on the Fund’s relative performance. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities early in the reporting period and again in the early summer. This positioning benefited relative performance during the portions of the reporting period it was maintained. Persistent exposure to lower-quality bonds and loans also strengthened the Fund’s returns. Efforts to lower the Fund’s sensitivity to interest rates by investing in Underlying Funds that held shorter-maturity instruments detracted somewhat, as yields fell to levels we did not anticipate.

The positive influence from the Fund’s mix of stocks and bonds was almost equally offset by soft performance among several of the Underlying Funds in which the Fund invested. Among the Underlying Funds that experienced challenges relative to their respective benchmarks and peers were MainStay Large Cap Growth Fund and MainStay Floating Rate Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.6 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes, both of which benefited the Fund’s relative per-formance. First, we preferred Underlying Funds that invested in large-cap stocks over Underlying Funds that invested in small-cap stocks. We adopted this positioning because we believed that large-cap companies were more attractively valued, had superior access to capital and were better positioned to benefit from growth in the developing world. Second, we preferred Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States.

In the fixed-income portion of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 38 for more information about Lipper Inc.
3.	See footnote on page 38 for more information about the S&P 500® Index.
4.	See footnote on page 38 for more information about the MSCI EAFE® Index.
5.	See footnote on page 38 for more information about the Barclays U.S. Aggregate Bond Index.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	41

backed issues. This positioning reflected our belief that cor-porations have improved the quality of their balance sheets significantly in the past few years by reducing leverage, accu-mulating cash and controlling operating costs. In our opinion, if default rates remain low for the next few years, investors are likely to find the higher yields available from corporate bonds quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Position sizes have a tendency to fluctuate over any extended period. The most pronounced changes were a result of selling shares of MainStay Flexible Bond Opportunities Fund, MainStay 130/30 Core Fund and MainStay U.S. Small Cap Fund.

Within the equity portion of the Fund, position sizes were relatively stable over the course of the reporting period. The Fund’s most notable increase was in MainStay S&P 500 Index Fund, with funding coming from a number of sources. We increased the allocation to MainStay S&P 500 Index Fund to improve liquidity and assist with expense management.

Within the fixed-income portion of the Fund, we emphasized two general themes during the reporting period. First, we sought to move toward the center of the credit-quality spectrum with a large increase in the Fund’s position in MainStay Intermediate Term Bond Fund. We believed that government bonds represented a poor value proposition, and we remained wary of the junk bond market, which we believed had become increasingly speculative. In light of these concerns, we felt that emphasizing the middle of the quality spectrum had become a prudent strategy. Second, we shortened the Fund’s duration in an effort to reduce the Fund’s sensitivity to a potential rise in interest rates. Our primary tool in this effort was to increase the size of the Fund’s position in MainStay Floating Rate Fund.

The Fund exited its position in MainStay Global High Income Fund and rolled the proceeds into Market Vectors Emerging Market Bond ETF. This repositioning provided access to securities issued in local currencies rather than in U.S. dollars.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under-lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, MainStay Common Stock Fund provided the highest total return, followed closely by MainStay S&P 500 Index Fund and MainStay 130/30 Core Fund. Although all Underlying Equity Funds in which the Fund invested generated positive total returns, the lowest total returns came from Vanguard Emerging Markets Stock ETF and MainStay ICAP International Fund.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall perfor-mance, and which Underlying Equity Funds were the greatest detractors?

The most significant positive contributions to the Fund’s equity performance came from MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) The weakest equity contributions came from MainStay Epoch Global Choice Fund and MainStay 130/30 International Fund. That some positions made only marginal contributions tended to reflect position size and timing as much as the returns of the Underlying Funds.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Central bank policy played a pivotal role in the fixed-income markets. Amid slowing global economic growth, distressed European sovereign debt markets and looming fiscal retrenchment in the United States, the Federal Reserve pursued aggressively accommodative policies. The Federal Reserve’s maturity extension program (referred to by some as “operation twist”), its loose policy guidance and its additional securities purchases helped keep interest rates suppressed across the entire yield curve.7 These moves proved detrimental to relative performance to the extent that the Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index. On the other hand, these same policies helped reduce risk aversion and led to tightening credit spreads that benefited the Fund on a larger scale. All told, our decisions in the fixed-income portion of the Fund contributed positively to the Fund’s absolute and relative performance.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

During the 12 months ended October 31, 2012, emerging-market bonds and high-yield debt generally provided strong results. Over the same period, cash and bonds issued by the governments of developed nations provided comparatively weak returns.

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest positive contribution to performance in the fixed-income portion of the Fund came from a position in MainStay Intermediate Term Bond Fund. This was followed by a smaller average position in MainStay Flexible Bond Opportunities Fund.

7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

42	MainStay Retirement 2030 Fund

While all of the Underlying Funds in which the Fund invested provided positive total returns during the reporting period, the smallest Underlying Fixed-Income Fund contributions came from cash alternatives (MainStay Money Market Fund, MainStay Cash Reserves Fund and MainStay Principal Preservation Fund) and from a very small position, subsequently closed, in SPDR Barclays International Bond ETF. MainStay Cash Reserves Fund and MainStay Principal Preservation Fund were liquidated during the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	43

Portfolio of Investments October 31, 2012

	Shares	Value

Affiliated Investment Companies 89.6%†
Equity Funds 68.0%
MainStay Common Stock Fund Class I (a)	862,077	$11,155,274
MainStay Epoch International Small Cap Fund Class I	169,751	3,114,936
MainStay Epoch U.S. All Cap Fund Class I	394,674	9,752,388
MainStay ICAP Equity Fund Class I	205,260	8,101,596
MainStay ICAP International Fund Class I	275,656	7,892,039
MainStay ICAP Select Equity Fund Class I	41,298	1,547,851
MainStay International Equity Fund Class I	278,615	3,273,722
MainStay Large Cap Growth Fund Class I	1,337,247	10,430,527
MainStay MAP Fund Class I	537,084	18,674,395
MainStay S&P 500 Index Fund Class I	267,304	8,837,082

Total Equity Funds (Cost $73,773,418)		82,779,810

Fixed Income Funds 21.6%
MainStay Convertible Fund Class I	18,688	276,769
MainStay Floating Rate Fund Class I	895,309	8,532,293
MainStay High Yield Corporate Bond Fund Class I	438,279	2,664,734
MainStay Intermediate Term Bond Fund Class I	1,062,909	11,851,435
MainStay Money Market Fund Class A	2,978,445	2,978,445

Total Fixed Income Funds (Cost $25,663,221)		26,303,676

Total Affiliated Investment Companies (Cost $99,436,639)		109,083,486

	Shares	Value
Unaffiliated Investment Companies 10.5%
Equity Funds 8.5%
iShares Russell 2000 Index ETF	50,052	$4,066,224
Vanguard Emerging Markets ETF	150,710	6,252,958

Total Equity Funds (Cost $9,859,509)		10,319,182

Fixed Income Fund 2.0%
Market Vectors Emerging Markets Local Currency Bond ETF	91,370	2,444,148

Total Fixed Income Fund (Cost $2,396,206)		2,444,148

Total Unaffiliated Investment Companies (Cost $12,255,715)		12,763,330

Total Investments (Cost $111,692,354) (b)	100.1%	121,846,816
Other Assets, Less Liabilities	(0.1)	(179,324)
Net Assets	100.0%	$121,667,492

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2012, cost is $113,921,142 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$7,925,674
Gross unrealized depreciation	—

Net unrealized appreciation	$7,925,674

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

44	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$82,779,810	$—	$—	$82,779,810
Fixed Income Funds	26,303,676	—	—	26,303,676

Total Affiliated Investment Companies	109,083,486	—	—	109,083,486

Unaffiliated Investment Companies
Equity Funds	10,319,182	—	—	10,319,182
Fixed Income Fund	2,444,148	—	—	2,444,148

Total Unaffiliated Investment Companies	12,763,330	—	—	12,763,330

Total Investments	$121,846,816	$—	$—	$121,846,816

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	45

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in affiliated investment companies, at value (identified cost $99,436,639)	$109,083,486
Investments in unaffiliated investment companies, at value (identified cost $12,255,715)	12,763,330
Receivables:
Fund shares sold	266,104
Manager (See Note 3)	1,086
Other assets	21,583

Total assets	122,135,589

Liabilities
Due to custodian	31,833
Payables:
Fund shares redeemed	355,604
Transfer agent (See Note 3)	47,111
NYLIFE Distributors (See Note 3)	10,184
Professional fees	9,077
Shareholder communication	8,738
Custodian	1,340
Trustees	373
Accrued expenses	3,837

Total liabilities	468,097

Net assets	$121,667,492

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$13,277
Additional paid-in capital	110,941,436

110,954,713
Undistributed net investment income	1,091,374
Accumulated net realized gain (loss) on investments	(533,057)
Net unrealized appreciation (depreciation) on investments	10,154,462

Net assets	$121,667,492

Investor Class
Net assets applicable to outstanding shares	$4,447,005

Shares of beneficial interest outstanding	487,294

Net asset value per share outstanding	$9.13
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.66

Class A
Net assets applicable to outstanding shares	$11,725,099

Shares of beneficial interest outstanding	1,287,437

Net asset value per share outstanding	$9.11
Maximum sales charge (5.50% of offering price)	0.53

Maximum offering price per share outstanding	$9.64

Class I
Net assets applicable to outstanding shares	$80,755,617

Shares of beneficial interest outstanding	8,783,743

Net asset value and offering price per share outstanding	$9.19

Class R2
Net assets applicable to outstanding shares	$18,161,084

Shares of beneficial interest outstanding	1,995,762

Net asset value and offering price per share outstanding	$9.10

Class R3
Net assets applicable to outstanding shares	$6,578,687

Shares of beneficial interest outstanding	722,572

Net asset value and offering price per share outstanding	$9.10

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,081,931
Dividend distributions from unaffiliated investment companies	399,567

Total income	2,481,498

Expenses
Transfer agent (See Note 3)	218,383
Manager (See Note 3)	135,562
Distribution/Service—Investor Class (See Note 3)	9,022
Distribution/Service—Class A (See Note 3)	30,197
Distribution/Service—Class R2 (See Note 3)	42,615
Distribution/Service—Class R3 (See Note 3)	31,939
Registration	70,845
Professional fees	28,344
Shareholder service (See Note 3)	23,434
Shareholder communication	18,117
Custodian	8,898
Trustees	3,732
Miscellaneous	10,435

Total expenses before waiver/reimbursement	631,523
Expense waiver/reimbursement from Manager (See Note 3)	(321,248)
Expense reimbursement from Transfer agent (See Note 3)	(8)

Net expenses	310,267

Net investment income (loss)	2,171,231

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(722,627)
Unaffiliated investment company transactions	(530,334)
Realized capital gain distributions from affiliated investment companies	1,460,774

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	207,813

Net change in unrealized appreciation (depreciation) on investments	10,870,200

Net realized and unrealized gain (loss) on investments	11,078,013

Net increase (decrease) in net assets resulting from operations	$13,249,244

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	47

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,171,231	$1,880,205
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	207,813	10,697,927
Net change in unrealized appreciation (depreciation) on investments	10,870,200	(10,508,630)

Net increase (decrease) in net assets resulting from operations	13,249,244	2,069,502

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(37,649)	(29,235)
Class A	(192,901)	(206,887)
Class I	(1,656,570)	(1,177,323)
Class R2	(201,066)	(42,653)
Class R3	(68,101)	(75,848)

	(2,156,287)	(1,531,946)

From net realized gain on investments:
Investor Class	(203,972)	(10,738)
Class A	(964,934)	(72,139)
Class I	(7,280,971)	(361,008)
Class R2	(1,104,637)	(15,861)
Class R3	(432,560)	(33,113)

	(9,987,074)	(492,859)

Total dividends and distributions to shareholders	(12,143,361)	(2,024,805)

Capital share transactions:
Net proceeds from sale of shares	33,159,608	83,765,951
Net asset value of shares issued to shareholders in reinvestment of dividends	12,140,972	2,023,093
Cost of shares redeemed	(66,727,207)	(31,033,795)

Increase (decrease) in net assets derived from capital share transactions	(21,426,627)	54,755,249

Net increase (decrease) in net assets	(20,320,744)	54,799,946

Net Assets
Beginning of year	141,988,236	87,188,290

End of year	$121,667,492	$141,988,236

Undistributed net investment income at end of year	$1,091,374	$1,033,719

48	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.03	$8.99	$7.97	$6.92	$9.60

Net investment income (loss) (a)	0.11	0.12	0.09	0.12	0.07
Net realized and unrealized gain (loss) on investments	0.74	0.10	1.04	1.07	(2.75)

Total from investment operations	0.85	0.22	1.13	1.19	(2.68)

Less dividends and distributions:
From net investment income	(0.12)	(0.13)	(0.11)	(0.13)	—
From net realized gain on investments	(0.63)	(0.05)	—	(0.01)	—

Total dividends and distributions	(0.75)	(0.18)	(0.11)	(0.14)	—

Net asset value at end of period	$9.13	$9.03	$8.99	$7.97	$6.92

Total investment return (b)	10.37%	2.46%	14.30%	17.67%	(27.92	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20%	1.33%	1.05%	1.75%	1.26	% ††
Net expenses (d)	0.47%	0.47%	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (d)	0.90%	0.98%	1.34%	1.70%	1.42	% ††
Portfolio turnover rate	101%	104%	60%	71%	148%
Net assets at end of period (in 000’s)	$4,447	$2,768	$1,785	$606	$104

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.01	$8.97	$7.95	$6.92	$10.59

Net investment income (loss) (a)	0.13	0.14	0.10	0.15	0.11
Net realized and unrealized gain (loss) on investments	0.73	0.09	1.04	1.05	(3.69)

Total from investment operations	0.86	0.23	1.14	1.20	(3.58)

Less dividends and distributions:
From net investment income	(0.13)	(0.14)	(0.12)	(0.16)	(0.08)
From net realized gain on investments	(0.63)	(0.05)	—	(0.01)	(0.01)

Total dividends and distributions	(0.76)	(0.19)	(0.12)	(0.17)	(0.09)

Net asset value at end of year	$9.11	$9.01	$8.97	$7.95	$6.92

Total investment return (b)	10.50%	2.55%	14.40%	17.63%	(33.97%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49%	1.52%	1.25%	2.14%	1.22%
Net expenses (c)	0.37%	0.37%	0.37%	0.37%	0.38%
Expenses (before waiver/reimbursement) (c)	0.61%	0.65%	0.89%	1.01%	1.76%
Portfolio turnover rate	101%	104%	60%	71%	148%
Net assets at end of year (in 000’s)	$11,725	$13,573	$12,733	$10,314	$4,784

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.08	$9.04	$8.00	$6.94	$10.60

Net investment income (loss) (a)	0.15	0.15	0.13	0.17	0.13
Net realized and unrealized gain (loss) on investments	0.73	0.10	1.04	1.04	(3.69)

Total from investment operations	0.88	0.25	1.17	1.21	(3.56)

Less dividends and distributions:
From net investment income	(0.14)	(0.16)	(0.13)	(0.14)	(0.09)
From net realized gain on investments	(0.63)	(0.05)	—	(0.01)	(0.01)

Total dividends and distributions	(0.77)	(0.21)	(0.13)	(0.15)	(0.10)

Net asset value at end of year	$9.19	$9.08	$9.04	$8.00	$6.94

Total investment return (b)	10.64%	2.85%	14.77%	17.96%	(33.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73%	1.58%	1.52%	2.37%	1.49%
Net expenses (c)	0.12%	0.12%	0.12%	0.12%	0.13%
Expenses (before waiver/reimbursement) (c)	0.36%	0.40%	0.64%	0.76%	1.36%
Portfolio turnover rate	101%	104%	60%	71%	148%
Net assets at end of year (in 000’s)	$80,756	$104,015	$63,817	$50,513	$23,249

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

50	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,			January 8, 2009** through October 31,
	2012	2011	2010	2009
Net asset value at beginning of period	$9.00	$8.96	$7.94	$6.64

Net investment income (loss) (a)	0.11	0.11	0.09	0.08
Net realized and unrealized gain (loss) on investments	0.74	0.11	1.03	1.22

Total from investment operations	0.85	0.22	1.12	1.30

Less dividends and distributions:
From net investment income	(0.12)	(0.13)	(0.10)	—
From net realized gain on investments	(0.63)	(0.05)	—	—

Total dividends and distributions	(0.75)	(0.18)	(0.10)	—

Net asset value at end of period	$9.10	$9.00	$8.96	$7.94

Total investment return (b)	10.36%	2.45%	14.27%	19.58	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%	1.22%	1.10%	1.34	%††
Net expenses (e)	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.71%	0.75%	0.99%	1.10	%††
Portfolio turnover rate	101%	104%	60%	71%
Net assets at end of period (in 000’s)	$18,161	$15,517	$2,907	$1,540

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	51

Financial Highlights selected per share data and ratios

	Class R3
	Year ended October 31,				May 1, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.01	$8.97	$7.96	$6.92	$9.76

Net investment income (loss) (a)	0.09	0.11	0.08	0.14	0.03
Net realized and unrealized gain (loss) on investments	0.73	0.09	1.02	1.03	(2.87)

Total from investment operations	0.82	0.20	1.10	1.17	(2.84)

Less dividends and distributions:
From net investment income	(0.10)	(0.11)	(0.09)	(0.12)	—
From net realized gain on investments	(0.63)	(0.05)	—	(0.01)	—

Total dividends and distributions	(0.73)	(0.16)	(0.09)	(0.13)	—

Net asset value at end of period	$9.10	$9.01	$8.97	$7.96	$6.92

Total investment return (b)	10.15%	2.23%	13.97%	17.28%	(29.10	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.18%	0.91%	1.98%	0.79	% ††
Net expenses (d)	0.72%	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	0.96%	1.00%	1.24%	1.36%	1.69	% ††
Portfolio turnover rate	101%	104%	60%	71%	148%
Net assets at end of period (in 000’s)	$6,579	$6,115	$5,946	$4,901	$3,695

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

52	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.37 10.44%	–1.74 –0.62%	–0.54 0.52%	2.05 2.05%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.50 10.58	–1.67 –0.55	–0.46 0.59	1.71 1.71
Class I Shares	No Sales Charge		10.98	–0.30	0.85	1.46
Class R2 Shares[4]	No Sales Charge		10.51	–0.61	0.53	1.81
Class R3 Shares[5]	No Sales Charge		10.23	–0.89	0.25	2.06

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been different.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	53

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[6]	15.21%	0.36%	1.01%
MSCI EAFE® Index[7]	4.61	–5.81	–4.39
Barclays U.S. Aggregate Bond Index[8]	5.25	6.38	6.71
Average Lipper Mixed-Asset Target 2040 Fund[9]	9.91	–1.19	–0.21

and fees. Unadjusted, the performance shown for Class R3 shares might have been different.
6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2040 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

54	MainStay Retirement 2040 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,009.00	$2.37	$1,022.80	$2.39

Class A Shares	$1,000.00	$1,010.20	$1.92	$1,023.20	$1.93

Class I Shares	$1,000.00	$1,011.20	$0.66	$1,024.50	$0.66

Class R2 Shares	$1,000.00	$1,010.20	$2.37	$1,022.80	$2.39

Class R3 Shares	$1,000.00	$1,009.10	$3.64	$1,021.50	$3.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.38% for Class A, 0.13% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	55

Investment Objectives of Underlying Funds as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 60 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

56	MainStay Retirement 2040 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its peers and its benchmark during the reporting period?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 10.44% for Investor Class shares and 10.58% for Class A shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 10.98%, Class R2 shares returned 10.51% and Class R3 shares returned 10.23%. All share classes outperformed the 9.91% return of the average Lipper2 mixed-asset target 2040 fund for the 12 months ended October 31, 2012. Over the same period, all share classes underperformed the 15.21% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 4.61% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 5.25% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark of the Fund. See page 53 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap equities. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund experienced in terms of relative performance.

Our efforts to manage the risk posture of the Fund through its mix of stocks and bonds had a modestly positive effect on the Fund’s relative performance. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities early in the reporting period and again in the early summer. This positioning benefited relative performance during the portions of the reporting period it was maintained. Persistent exposure to lower-quality bonds and loans also strengthened the Fund’s returns. Efforts to lower the Fund’s sensitivity to interest rates by investing in Underlying Funds that held shorter-maturity instruments detracted somewhat, as yields fell to levels we did not anticipate.

The positive influence from the Fund’s mix of stocks and bonds was almost equally offset by soft performance among several of the Underlying Funds in which the Fund invested. Among the Underlying Funds that experienced challenges relative to their respective benchmarks and peers were MainStay Large Cap Growth Fund and MainStay Floating Rate Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.6 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes, both of which benefited the Fund’s relative performance. First, we preferred Underlying Funds that invested in large-cap stocks over Underlying Funds that invested in small-cap stocks. We adopted this positioning because we believed that large-cap companies were more attractively valued, had superior access to capital and were better positioned to benefit from growth in the developing world. Second, we preferred Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States.

In the fixed-income portion of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning reflected our belief that cor- porations have improved the quality of their balance sheets

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 54 for more information about Lipper Inc.
3.	See footnote on page 54 for more information about the S&P 500® Index.
4.	See footnote on page 54 for more information about the MSCI EAFE® Index.
5.	See footnote on page 54 for more information about the Barclays U.S. Aggregate Bond Index.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	57

significantly in the past few years by reducing leverage, accu- mulating cash and controlling operating costs. In our opinion,

if default rates remain low for the next few years, investors are likely to find the higher yields available from corporate bonds quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Position sizes have a tendency to fluctuate over any extended period. The most pronounced changes were a result of selling shares of MainStay Flexible Bond Opportunities Fund, MainStay 130/30 Core Fund and MainStay U.S. Small Cap Fund.

Within the equity portion of the Fund, position sizes were relatively stable over the course of the reporting period. The most notable increases were in MainStay S&P 500 Index Fund, MainStay Common Stock Fund and iShares Russell 2000 Index ETF. These changes were implemented to improve liquidity and assist with expense management.

Within the fixed-income portion of the Fund, we emphasized two general themes during the reporting period. First, we sought to move toward the center of the credit-quality spectrum with an increase in the Fund’s position in MainStay Intermediate Term Bond Fund. We believed that government bonds represented a poor value proposition, and we remained wary of the junk bond market, which we believed had become increasingly speculative. In light of these concerns, we felt that emphasizing the middle of the quality spectrum had become a prudent strategy. Second, we shortened duration in an effort to reduce the Fund’s sensitivity to a potential rise in interest rates. Our primary tool in this effort was to increase the size of the Fund’s position in MainStay Floating Rate Fund.

The Fund exited its position in MainStay Global High Income Fund and rolled the proceeds into Market Vectors Emerging Market Bond ETF. This repositioning provided access to securities issued in local currencies rather than in U.S. dollars.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under- lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, MainStay Common Stock Fund provided the highest total return, followed closely by MainStay S&P 500 Index Fund and MainStay 130/30 Core Fund. Although all Underlying Equity Funds in which the Fund invested generated positive total returns, the lowest total returns came from Vanguard Emerging Markets Stock ETF and MainStay ICAP International Fund.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall perfor- mance, and which Underlying Equity Funds were the greatest detractors?

The most significant positive contributions to the Fund’s equity performance came from MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) The weakest equity contributions came from MainStay Epoch Global Choice Fund and MainStay 130/30 International Fund. That some positions made only marginal contributions tended to reflect position size and timing as much as the returns of the Underlying Funds.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Central bank policy played a pivotal role in the fixed-income markets. Amid slowing global economic growth, distressed European sovereign debt markets and looming fiscal retrenchment in the United States, the Federal Reserve pursued aggressively accommodative policies. The Federal Reserve’s maturity extension program (referred to by some as “operation twist”), its loose policy guidance and its additional securities purchases helped keep interest rates suppressed across the entire yield curve.7 These moves proved detrimental to relative performance to the extent that the Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index. On the other hand, these same policies helped reduce risk aversion and led to tightening credit spreads that benefited the Fund on a larger scale. All told, our decisions in the fixed-income portion of the Fund contributed positively to the Fund’s absolute and relative performance.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

During the 12 months ended October 31, 2012, emerging-market bonds and high-yield debt generally provided strong results. Over the same period, cash and bonds issued by the governments of developed nations provided comparatively weak returns.

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s perfor- mance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest contribution to performance in the fixed-income portion of the Fund came from a now-closed position in MainStay Flexible Bond Opportunities Fund. This was followed by a position in MainStay Intermediate Term Bond Fund. While all of

7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

58	MainStay Retirement 2040 Fund

the Underlying Funds in which the Fund invested provided positive total returns during the reporting period, the smallest Underlying Fixed-Income Fund contributions came from cash alternatives (MainStay Money Market Fund, MainStay Cash Reserves Fund and MainStay Principal Preservation Fund) and from a very small position in MainStay Convertible Fund. MainStay Cash Reserves Fund and MainStay Principal Preservation Fund were liquidated during the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	59

Portfolio of Investments October 31, 2012

	Shares	Value

Affiliated Investment Companies 85.5%†
Equity Funds 72.8%
MainStay Common Stock Fund Class I (a)	650,854	$8,422,056
MainStay Epoch International Small Cap Fund Class I	123,725	2,270,360
MainStay Epoch U.S. All Cap Fund Class I	248,363	6,137,043
MainStay ICAP Equity Fund Class I	114,334	4,512,768
MainStay ICAP International Fund Class I	207,710	5,946,723
MainStay ICAP Select Equity Fund Class I	25,731	964,389
MainStay International Equity Fund Class I	211,917	2,490,027
MainStay Large Cap Growth Fund Class I	774,846	6,043,803
MainStay MAP Fund Class I	377,923	13,140,381
MainStay S&P 500 Index Fund Class I	184,390	6,095,937

Total Equity Funds (Cost $50,565,274)		56,023,487

Fixed Income Funds 12.7%
MainStay Convertible Fund Class I	6,735	99,744
MainStay Floating Rate Fund Class I	410,001	3,907,310
MainStay High Yield Corporate Bond Fund Class I	176,405	1,072,543
MainStay Intermediate Term Bond Fund Class I	295,853	3,298,756
MainStay Money Market Fund Class A	1,372,945	1,372,945

Total Fixed Income Funds (Cost $9,536,179)		9,751,298

Total Affiliated Investment Companies (Cost $60,101,453)		65,774,785

	Shares	Value

Unaffiliated Investment Companies 14.5%
Equity Funds 13.1%
iShares Russell 2000 Index ETF	70,711	$5,744,562
Vanguard Emerging Markets ETF	102,931	4,270,607

Total Equity Funds (Cost $9,564,372)		10,015,169

Fixed Income Fund 1.4%
Market Vectors Emerging Markets Local Currency Bond ETF	40,627	1,086,772

Total Fixed Income Fund (Cost $1,064,979)		1,086,772

Total Unaffiliated Investment Companies (Cost $10,629,351)		11,101,941

Total Investments (Cost $70,730,804) (b)	100.0%	76,876,726
Other Assets, Less Liabilities	0.0 ‡	19,222
Net Assets	100.0%	$76,895,948

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2012, cost is $72,202,823 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$4,676,957
Gross unrealized depreciation	(3,054)

Net unrealized appreciation	$4,673,903

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

60	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments October 31, 2012 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$56,023,487	$—	$—	$56,023,487
Fixed Income Funds	9,751,298	—	—	9,751,298

Total Affiliated Investment Companies	65,774,785	—	—	65,774,785

Unaffiliated Investment Companies
Equity Funds	10,015,169	—	—	10,015,169
Fixed Income Fund	1,086,772	—	—	1,086,772

Total Unaffiliated Investment Companies	11,101,941	—	—	11,101,941

Total Investments	$76,876,726	$—	$—	$76,876,726

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	61

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in affiliated investment companies, at value (identified cost $60,101,453)	$65,774,785
Investments in unaffiliated investment companies, at value (identified cost $10,629,351)	11,101,941
Receivables:
Fund shares sold	241,274
Manager (See Note 3)	8,281
Other assets	21,256

Total assets	77,147,537

Liabilities
Due to custodian	14,400
Payables:
Fund shares redeemed	163,549
Transfer agent (See Note 3)	47,435
Professional fees	8,704
NYLIFE Distributors (See Note 3)	7,019
Shareholder communication	5,335
Custodian	1,164
Trustees	237
Accrued expenses	3,746

Total liabilities	251,589

Net assets	$76,895,948

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$8,561
Additional paid-in capital	70,840,147

70,848,708
Undistributed net investment income	436,832
Accumulated net realized gain (loss) on investments	(535,514)
Net unrealized appreciation (depreciation) on investments	6,145,922

Net assets	$76,895,948

Investor Class
Net assets applicable to outstanding shares	$3,518,494

Shares of beneficial interest outstanding	392,935

Net asset value per share outstanding	$8.95
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.47

Class A
Net assets applicable to outstanding shares	$6,516,913

Shares of beneficial interest outstanding	730,425

Net asset value per share outstanding	$8.92
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.44

Class I
Net assets applicable to outstanding shares	$49,749,767

Shares of beneficial interest outstanding	5,521,437

Net asset value and offering price per share outstanding	$9.01

Class R2
Net assets applicable to outstanding shares	$11,513,399

Shares of beneficial interest outstanding	1,287,840

Net asset value and offering price per share outstanding	$8.94

Class R3
Net assets applicable to outstanding shares	$5,597,375

Shares of beneficial interest outstanding	628,377

Net asset value and offering price per share outstanding	$8.91

62	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$992,179
Dividend distributions from unaffiliated investment companies	268,868

Total income	1,261,047

Expenses
Transfer agent (See Note 3)	210,822
Manager (See Note 3)	82,436
Distribution/Service—Investor Class (See Note 3)	7,408
Distribution/Service—Class A (See Note 3)	16,569
Distribution/Service—Class R2 (See Note 3)	26,594
Distribution/Service—Class R3 (See Note 3)	26,808
Registration	68,247
Professional fees	27,066
Shareholder service (See Note 3)	15,999
Shareholder communication	11,423
Custodian	7,954
Trustees	2,282
Miscellaneous	8,726

Total expenses before waiver/reimbursement	512,334
Expense waiver/reimbursement from Manager (See Note 3)	(312,945)
Expense reimbursement from Transfer agent (See Note 3)	(3)

Net expenses	199,386

Net investment income (loss)	1,061,661

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(457,224)
Unaffiliated investment company transactions	(617,212)
Realized capital gain distributions from affiliated investment companies	889,921
Realized capital gain distributions from unaffiliated investment companies	2,999

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	(181,516)

Net change in unrealized appreciation (depreciation) on investments	7,255,456

Net realized and unrealized gain (loss) on investments	7,073,940

Net increase (decrease) in net assets resulting from operations	$8,135,601

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	63

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,061,661	$861,123
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	(181,516)	6,052,197
Net change in unrealized appreciation (depreciation) on investments	7,255,456	(6,246,547)

Net increase (decrease) in net assets resulting from operations	8,135,601	666,773

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(25,228)	(18,662)
Class A	(81,939)	(90,850)
Class I	(785,950)	(526,048)
Class R2	(91,012)	(41,846)
Class R3	(41,287)	(47,438)

	(1,025,416)	(724,844)

From net realized gain on investments:
Investor Class	(167,658)	(17,030)
Class A	(499,035)	(77,851)
Class I	(4,038,074)	(387,508)
Class R2	(643,300)	(39,261)
Class R3	(348,253)	(53,257)

	(5,696,320)	(574,907)

Total dividends and distributions to shareholders	(6,721,736)	(1,299,751)

Capital share transactions:
Net proceeds from sale of shares	21,127,875	52,177,059
Net asset value of shares issued to shareholders in reinvestment of dividends	6,721,660	1,298,805
Cost of shares redeemed	(36,058,922)	(18,889,057)

Increase (decrease) in net assets derived from capital share transactions	(8,209,387)	34,586,807

Net increase (decrease) in net assets	(6,795,522)	33,953,829

Net Assets
Beginning of year	83,691,470	49,737,641

End of year	$76,895,948	$83,691,470

Undistributed net investment income at end of year	$436,832	$384,983

64	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.79	$8.80	$7.75	$6.74	$9.56

Net investment income (loss) (a)	0.08	0.09	0.06	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.76	0.11 (b)	1.08	1.04	(2.88)

Total from investment operations	0.84	0.20	1.14	1.13	(2.82)

Less dividends and distributions:
From net investment income	(0.09)	(0.11)	(0.09)	(0.12)	—
From net realized gain on investments	(0.59)	(0.10)	—	—	—

Total dividends and distributions	(0.68)	(0.21)	(0.09)	(0.12)	—

Net asset value at end of period	$8.95	$8.79	$8.80	$7.75	$6.74

Total investment return (c)	10.44%	2.20%	14.76%	17.20%	(29.50	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93%	1.00%	0.77%	1.25%	1.10	% ††
Net expenses (e)	0.47%	0.47%	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (e)	1.01%	1.13%	1.60%	1.94%	1.93	% ††
Portfolio turnover rate	96%	111%	65%	75%	145%
Net assets at end of period (in 000’s)	$3,518	$2,306	$1,337	$614	$81

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	65

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$8.76	$8.77	$7.72	$6.75	$10.61

Net investment income (loss) (a)	0.10	0.11	0.08	0.12	0.10
Net realized and unrealized gain (loss) on investments	0.75	0.10 (b)	1.06	1.00	(3.91)

Total from investment operations	0.85	0.21	1.14	1.12	(3.81)

Less dividends and distributions:
From net investment income	(0.10)	(0.12)	(0.09)	(0.15)	(0.04)
From net realized gain on investments	(0.59)	(0.10)	—	—	(0.01)

Total dividends and distributions	(0.69)	(0.22)	(0.09)	(0.15)	(0.05)

Net asset value at end of year	$8.92	$8.76	$8.77	$7.72	$6.75

Total investment return (c)	10.58%	2.29%	14.89%	17.09%	(36.07%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	1.23%	0.97%	1.77%	1.07%
Net expenses (d)	0.37%	0.37%	0.37%	0.37%	0.38%
Expenses (before waiver/reimbursement) (d)	0.75%	0.79%	1.02%	1.19%	2.57%
Portfolio turnover rate	96%	111%	65%	75%	145%
Net assets at end of year (in 000’s)	$6,517	$7,151	$6,826	$5,459	$2,364

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$8.83	$8.84	$7.77	$6.76	$10.61

Net investment income (loss) (a)	0.12	0.11	0.10	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.77	0.12 (b)	1.08	1.00	(3.90)

Total from investment operations	0.89	0.23	1.18	1.14	(3.79)

Less dividends and distributions:
From net investment income	(0.12)	(0.14)	(0.11)	(0.13)	(0.05)
From net realized gain on investments	(0.59)	(0.10)	—	—	(0.01)

Total dividends and distributions	(0.71)	(0.24)	(0.11)	(0.13)	(0.06)

Net asset value at end of year	$9.01	$8.83	$8.84	$7.77	$6.76

Total investment return (c)	10.98%	2.48%	15.24%	17.34%	(35.96%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%	1.22%	1.22%	2.04%	1.25%
Net expenses (d)	0.12%	0.12%	0.12%	0.12%	0.13%
Expenses (before waiver/reimbursement) (d)	0.50%	0.54%	0.77%	0.94%	2.02%
Portfolio turnover rate	96%	111%	65%	75%	145%
Net assets at end of year (in 000’s)	$49,750	$59,619	$33,551	$27,031	$11,263

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

66	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,			January 8, 2009** through October 31,
	2012	2011	2010	2009
Net asset value at beginning of period	$8.77	$8.78	$7.72	$6.43

Net investment income (loss) (a)	0.08	0.09	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.76	0.11 (b)	1.08	1.24

Total from investment operations	0.84	0.20	1.14	1.29

Less dividends and distributions:
From net investment income	(0.08)	(0.11)	(0.08)	—
From net realized gain on investments	(0.59)	(0.10)	—	—

Total dividends and distributions	(0.67)	(0.21)	(0.08)	—

Net asset value at end of period	$8.94	$8.77	$8.78	$7.72

Total investment return (c)	10.51%	2.17%	14.85%	20.06	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	0.97%	0.78%	0.91	%††
Net expenses (f)	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (f)	0.85%	0.89%	1.12%	1.26	%††
Portfolio turnover rate	96%	111%	65%	75%
Net assets at end of period (in 000’s)	$11,513	$9,559	$3,394	$1,425

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	67

Financial Highlights selected per share data and ratios

	Class R3
	Year ended October 31,				May 1, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.75	$8.76	$7.72	$6.73	$9.71

Net investment income (loss) (a)	0.07	0.08	0.05	0.11	0.04
Net realized and unrealized gain (loss) on investments	0.75	0.10 (b)	1.06	0.99	(3.02)

Total from investment operations	0.82	0.18	1.11	1.10	(2.98)

Less dividends and distributions:
From net investment income	(0.07)	(0.09)	(0.07)	(0.11)	—
From net realized gain on investments	(0.59)	(0.10)	—	—	—

Total dividends and distributions	(0.66)	(0.19)	(0.07)	(0.11)	—

Net asset value at end of period	$8.91	$8.75	$8.76	$7.72	$6.73

Total investment return (c)	10.23%	1.98%	14.47%	16.77%	(30.69	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.76%	0.86%	0.61%	1.68%	1.07	% ††
Net expenses (e)	0.72%	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (e)	1.10%	1.14%	1.37%	1.55%	2.08	% ††
Portfolio turnover rate	96%	111%	65%	75%	145%
Net assets at end of period (in 000’s)	$5,597	$5,056	$4,628	$3,682	$2,767

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

68	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.60 10.69%	–2.19 –1.07%	–0.92 0.13%	2.45 2.45%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.55 10.64	–2.11 –0.99	–0.85 0.21	1.85 1.85
Class I Shares	No Sales Charge		10.97	–0.73	0.47	1.60
Class R2 Shares[4]	No Sales Charge		10.62	–1.08	0.12	1.95
Class R3 Shares[5]	No Sales Charge		10.19	–1.34	–0.15	2.20

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through
February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been different.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	69

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[6]	15.21%	0.36%	1.01%
MSCI EAFE® Index[7]	4.61	–5.81	–4.39
Barclays U.S. Aggregate Bond Index[8]	5.25	6.38	6.71
Average Lipper Mixed-Asset Target 2050+ Fund[9]	10.17	–1.50	–0.49

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2050+ fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2045. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be read in conjunction with them.

70	MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,009.20	$2.37	$1,022.80	$2.39

Class A Shares	$1,000.00	$1,009.20	$1.92	$1,023.20	$1.93

Class I Shares	$1,000.00	$1,010.30	$0.66	$1,024.50	$0.66

Class R2 Shares	$1,000.00	$1,009.20	$2.37	$1,022.80	$2.39

Class R3 Shares	$1,000.00	$1,006.90	$3.63	$1,021.50	$3.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.38% for Class A, 0.13% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	71

Investment Objectives of Underlying Funds as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 76 for specific holdings within these categories.

72	MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its peers and its benchmark during the reporting period?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 10.69% for Investor Class shares and 10.64% for Class A shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 10.97%, Class R2 shares returned 10.62% and Class R3 shares returned 10.19%. All share classes outperformed the 10.17% return of the average Lipper2 mixed-asset target 2050+ fund for the 12 months ended October 31, 2012. Over the same period, all share classes underperformed the 15.21% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 4.61% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 5.25% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark of the Fund. See page 69 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap equities. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund experienced in terms of relative performance.

Our efforts to manage the risk posture of the Fund through its mix of stocks and bonds had a modestly positive effect on the Fund’s relative performance. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities early in the reporting period and again in the early summer. This positioning benefited relative performance during the portions of the reporting period it was maintained. Persistent exposure to lower-quality bonds and loans also strengthened the Fund’s returns. Efforts to lower the Fund’s sensitivity to interest rates by investing in Underlying Funds that held shorter-maturity instruments detracted somewhat, as yields fell to levels we did not anticipate.

The positive influence from the Fund’s mix of stocks and bonds was almost equally offset by soft performance among several of the Underlying Funds in which the Fund invested. Among the Underlying Funds that experienced challenges relative to their respective benchmarks and peers were MainStay Large Cap Growth Fund and MainStay Floating Rate Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.6 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes, both of which benefited the Fund’s relative performance. First, we preferred Underlying Funds that invested in large-cap stocks over Underlying Funds that invested in small-cap stocks. We adopted this positioning because we believed that large-cap companies were more attractively valued, had superior access to capital and were better positioned to benefit from growth in the developing world. Second, we preferred Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States.

In the fixed-income portion of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning reflected our belief that cor- porations have improved the quality of their balance sheets significantly in the past few years by reducing leverage, accu- mulating cash and controlling operating costs. In our opinion,

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 70 for more information about Lipper Inc.
3.	See footnote on page 70 for more information about the S&P 500® Index.
4.	See footnote on page 70 for more information about the MSCI EAFE® Index.
5.	See footnote on page 70 for more information about the Barclays U.S. Aggregate Bond Index.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	73

if default rates remain low for the next few years, investors are likely to find the higher yields available from corporate bonds quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Position sizes have a tendency to fluctuate over any extended period. The most pronounced changes were a result of selling shares of MainStay Flexible Bond Opportunities Fund, MainStay 130/30 Core Fund and MainStay U.S. Small Cap Fund.

Within the equity portion of the Fund, position sizes were relatively stable over the course of the reporting period. The most notable increases were in MainStay S&P 500 Index Fund, MainStay Common Stock Fund and iShares Russell 2000 Index ETF. These changes were implemented to improve liquidity and assist with expense management.

Within the fixed-income portion of the Fund, we emphasized two general themes during the reporting period. First, we sought to move toward the center of the credit-quality spectrum with an increase in the Fund’s position in MainStay Intermediate Term Bond Fund. We believed that government bonds represented a poor value proposition, and we remained wary of the junk bond market, which we believed had become increasingly specu- lative. In light of these concerns, we felt that emphasizing the middle of the quality spectrum had become a prudent strategy. Second, we shortened duration in an effort to reduce the Fund’s sensitivity to a potential rise in interest rates. Our primary tool in this effort was to increase the size of the Fund’s position in MainStay Floating Rate Fund.

The Fund exited its position in MainStay Global High Income Fund and rolled the proceeds into Market Vectors Emerging Market Bond ETF. This repositioning provided access to securities issued in local currencies rather than in U.S. dollars.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Under- lying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, MainStay Common Stock Fund provided the highest total return, followed closely by MainStay S&P 500 Index Fund and MainStay 130/30 Core Fund. Although all Underlying Equity Funds in which the Fund invested generated positive total returns, the lowest total returns came from Vanguard Emerging Markets Stock ETF and MainStay ICAP International Fund.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall perfor-mance, and which Underlying Equity Funds were the greatest detractors?

The most significant positive contributions to the Fund’s equity performance came from MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) The weakest equity contributions came from MainStay Epoch Global Choice Fund and MainStay 130/30 International Fund. That some positions made only marginal contributions tended to reflect position size and timing as much as the returns of the Underlying Funds.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Central bank policy played a pivotal role in the fixed-income markets. Amid slowing global economic growth, distressed European sovereign debt markets and looming fiscal retrenchment in the United States, the Federal Reserve pursued aggressively accommodative policies. The Federal Reserve’s maturity extension program (referred to by some as “operation twist”), its loose policy guidance and its additional securities purchases helped keep interest rates suppressed across the entire yield curve.7 These moves proved detrimental to relative performance to the extent that the Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index. On the other hand, these same policies helped reduce risk aversion and led to tightening credit spreads that benefited the Fund on a larger scale. All told, our decisions in the fixed-income portion of the Fund contributed positively to the Fund’s absolute and relative performance.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

During the 12 months ended October 31, 2012, emerging-market bonds and high-yield debt generally provided strong results. Over the same period, cash and bonds issued by the governments of developed nations provided comparatively weak returns.

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s perfor- mance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest contribution to performance in the fixed-income portion of the Fund came from a now-closed position in MainStay Flexible Bond Opportunities Fund. This was followed by a position in MainStay Floating Rate Fund. While all of the

7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

74	MainStay Retirement 2010 Fund

Underlying Funds in which the Fund invested provided positive total returns during the reporting period, the smallest Underlying Fixed-Income Fund contributions came from cash alternatives (MainStay Money Market Fund, MainStay Cash Reserves Fund and MainStay Principal Preservation Fund) and from a very small position in MainStay Convertible Fund. MainStay Cash Reserves Fund and MainStay Principal Preservation Fund were liquidated during the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	75

Portfolio of Investments October 31, 2012

	Shares	Value
Affiliated Investment Companies 82.5%†
Equity Funds 74.1%
MainStay Common Stock Fund Class I (a)	413,313	$5,348,266
MainStay Epoch International Small Cap Fund Class I	79,732	1,463,081
MainStay Epoch U.S. All Cap Fund Class I	153,898	3,802,829
MainStay ICAP Equity Fund Class I	54,093	2,135,033
MainStay ICAP International Fund Class I	136,743	3,914,951
MainStay ICAP Select Equity Fund Class I	14,574	546,245
MainStay International Equity Fund Class I	138,144	1,623,196
MainStay Large Cap Growth Fund Class I	392,698	3,063,044
MainStay MAP Fund Class I	233,327	8,112,774
MainStay S&P 500 Index Fund Class I	111,796	3,695,979

Total Equity Funds (Cost $31,158,628)		33,705,398

Fixed Income Funds 8.4%
MainStay Convertible Fund Class I	2,425	35,909
MainStay Floating Rate Fund Class I	162,271	1,546,446
MainStay Intermediate Term Bond Fund Class I	151,306	1,687,057
MainStay Money Market Fund Class A	552,622	552,622

Total Fixed Income Funds (Cost $3,746,212)		3,822,034

Total Affiliated Investment Companies (Cost $34,904,840)		37,527,432

Unaffiliated Investment Companies 17.2%
Equity Funds 16.2%
iShares Russell 2000 Index ETF	58,131	4,722,563
Vanguard Emerging Markets ETF	63,992	2,655,028

Total Equity Funds (Cost $7,123,673)		7,377,591

	Shares	Value
Fixed Income Fund 1.0%
Market Vectors Emerging Markets Local Currency Bond ETF	15,807	$422,837

Total Fixed Income Fund (Cost $413,220)		422,837

Total Unaffiliated Investment Companies (Cost $7,536,893)		7,800,428

Total Investments (Cost $42,441,733) (b)	99.7%	45,327,860
Other Assets, Less Liabilities	0.3	138,442
Net Assets	100.0%	$45,466,302

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of October 31, 2012, cost is $43,476,486 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,851,374
Gross unrealized depreciation	—

Net unrealized appreciation	$1,851,374

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

76	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$33,705,398	$—	$—	$33,705,398
Fixed Income Funds	3,822,034	—	—	3,822,034

Total Affiliated Investment Companies	37,527,432	—	—	37,527,432

Unaffiliated Investment Companies
Equity Funds	7,377,591	—	—	7,377,591
Fixed Income Fund	422,837	—	—	422,837

Total Unaffiliated Investment Companies	7,800,428	—	—	7,800,428

Total Investments	$45,327,860	$—	$—	$45,327,860

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	77

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in affiliated investment companies, at value (identified cost $34,904,840)	$37,527,432
Investments in unaffiliated investment companies, at value (identified cost $7,536,893)	7,800,428
Receivables:
Fund shares sold	226,450
Manager (See Note 3)	13,626
Other assets	20,698

Total assets	45,588,634

Liabilities
Due to custodian	5,727
Payables:
Fund shares redeemed	66,418
Transfer agent (See Note 3)	30,160
Professional fees	8,436
NYLIFE Distributors (See Note 3)	3,389
Shareholder communication	3,192
Custodian	1,190
Trustees	139
Accrued expenses	3,681

Total liabilities	122,332

Net assets	$45,466,302

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,160
Additional paid-in capital	43,063,340

43,068,500
Undistributed net investment income	183,896
Accumulated net realized gain (loss) on investments	(672,221)
Net unrealized appreciation (depreciation) on investments	2,886,127

Net assets	$45,466,302

Investor Class
Net assets applicable to outstanding shares	$1,793,144

Shares of beneficial interest outstanding	204,585

Net asset value per share outstanding	$8.76
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.27

Class A
Net assets applicable to outstanding shares	$2,431,891

Shares of beneficial interest outstanding	277,229

Net asset value per share outstanding	$8.77
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.28

Class I
Net assets applicable to outstanding shares	$33,346,223

Shares of beneficial interest outstanding	3,776,937

Net asset value and offering price per share outstanding	$8.83

Class R2
Net assets applicable to outstanding shares	$4,127,932

Shares of beneficial interest outstanding	470,285

Net asset value and offering price per share outstanding	$8.78

Class R3
Net assets applicable to outstanding shares	$3,767,112

Shares of beneficial interest outstanding	431,396

Net asset value and offering price per share outstanding	$8.73

78	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$471,040
Dividend distributions from unaffiliated investment companies	170,489

Total income	641,529

Expenses
Transfer agent (See Note 3)	124,109
Registration	66,697
Manager (See Note 3)	47,115
Distribution/Service—Investor Class (See Note 3)	3,550
Distribution/Service—Class A (See Note 3)	6,037
Distribution/Service—Class R2 (See Note 3)	8,999
Distribution/Service—Class R3 (See Note 3)	17,136
Professional fees	26,120
Custodian	7,948
Shareholder communication	7,314
Shareholder service (See Note 3)	7,027
Trustees	1,310
Miscellaneous	7,628

Total expenses before waiver/reimbursement	330,990
Expense waiver/reimbursement from Manager (See Note 3)	(227,925)
Expense reimbursement from Transfer agent (See Note 3)	(1)

Net expenses	103,064

Net investment income (loss)	538,465

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(538,389)
Unaffiliated investment company transactions	(402,851)
Realized capital gain distributions from affiliated investment companies	503,712
Realized capital gain distributions from unaffiliated investment companies	3,259

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	(434,269)

Net change in unrealized appreciation (depreciation) on investments	4,478,430

Net realized and unrealized gain (loss) on investments	4,044,161

Net increase (decrease) in net assets resulting from operations	$4,582,626

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	79

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$538,465	$389,721
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	(434,269)	3,451,884
Net change in unrealized appreciation (depreciation) on investments	4,478,430	(3,954,008)

Net increase (decrease) in net assets resulting from operations	4,582,626	(112,403)

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(9,217)	(7,257)
Class A	(21,834)	(26,807)
Class I	(435,399)	(247,508)
Class R2	(24,473)	(18,222)
Class R3	(18,155)	(23,326)

	(509,078)	(323,120)

From net realized gain on investments:
Investor Class	(75,616)	(4,929)
Class A	(165,006)	(17,022)
Class I	(2,596,742)	(131,391)
Class R2	(211,293)	(12,949)
Class R3	(208,448)	(19,929)

	(3,257,105)	(186,220)

Total dividends and distributions to shareholders	(3,766,183)	(509,340)

Capital share transactions:
Net proceeds from sale of shares	14,484,390	39,227,894
Net asset value of shares issued to shareholders in reinvestment of dividends	3,766,086	509,276
Cost of shares redeemed	(20,839,801)	(17,131,693)

Increase (decrease) in net assets derived from capital share transactions	(2,589,325)	22,605,477

Net increase (decrease) in net assets	(1,772,882)	21,983,734

Net Assets
Beginning of year	47,239,184	25,255,450

End of year	$45,466,302	$47,239,184

Undistributed net investment income at end of year	$183,896	$144,671

80	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.58	$8.55	$7.50	$6.57	$9.46

Net investment income (loss) (a)	0.06	0.08	0.04	0.09	0.05
Net realized and unrealized gain (loss) on investments	0.77	0.10 (b)	1.08	0.99	(2.94)

Total from investment operations	0.83	0.18	1.12	1.08	(2.89)

Less dividends and distributions:
From net investment income	(0.07)	(0.09)	(0.07)	(0.11)	—
From net realized gain on investments	(0.58)	(0.06)	—	(0.04)	—

Total dividends and distributions	(0.65)	(0.15)	(0.07)	(0.15)	—

Net asset value at end of period	$8.76	$8.58	$8.55	$7.50	$6.57

Total investment return (c)	10.69%	2.10%	15.08%	16.92%	(30.55	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.74%	0.87%	0.55%	1.30%	0.81	% ††
Net expenses (e)	0.47%	0.47%	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (e)	1.27%	1.51%	2.17%	2.31%	2.86	% ††
Portfolio turnover rate	102%	139%	70%	67%	138%
Net assets at end of period (in 000’s)	$1,793	$1,010	$650	$299	$80

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	81

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$8.59	$8.55	$7.49	$6.58	$10.62

Net investment income (loss) (a)	0.08	0.10	0.06	0.11	0.09
Net realized and unrealized gain (loss) on investments	0.76	0.10 (b)	1.08	0.97	(4.05)

Total from investment operations	0.84	0.20	1.14	1.08	(3.96)

Less dividends and distributions:
From net investment income	(0.08)	(0.10)	(0.08)	(0.13)	(0.07)
From net realized gain on investments	(0.58)	(0.06)	—	(0.04)	(0.01)

Total dividends and distributions	(0.66)	(0.16)	(0.08)	(0.17)	(0.08)

Net asset value at end of year	$8.77	$8.59	$8.55	$7.49	$6.58

Total investment return (c)	10.64%	2.28%	15.30%	16.84%	(37.60%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97%	1.11%	0.72%	1.62%	0.97%
Net expenses (d)	0.37%	0.37%	0.37%	0.37%	0.38%
Expenses (before waiver/reimbursement) (d)	0.85%	0.91%	1.29%	1.58%	3.52%
Portfolio turnover rate	102%	139%	70%	67%	138%
Net assets at end of year (in 000’s)	$2,432	$2,423	$2,224	$1,571	$721

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$8.64	$8.60	$7.53	$6.59	$10.63

Net investment income (loss) (a)	0.11	0.08	0.08	0.13	0.09
Net realized and unrealized gain (loss) on investments	0.76	0.14 (b)	1.08	0.98	(4.03)

Total from investment operations	0.87	0.22	1.16	1.11	(3.94)

Less dividends and distributions:
From net investment income	(0.10)	(0.12)	(0.09)	(0.13)	(0.09)
From net realized gain on investments	(0.58)	(0.06)	—	(0.04)	(0.01)

Total dividends and distributions	(0.68)	(0.18)	(0.09)	(0.17)	(0.10)

Net asset value at end of year	$8.83	$8.64	$8.60	$7.53	$6.59

Total investment return (c)	10.97%	2.49%	15.56%	17.31%	(37.49%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%	0.94%	1.01%	1.99%	1.08%
Net expenses (d)	0.12%	0.12%	0.12%	0.12%	0.13%
Expenses (before waiver/reimbursement) (d)	0.60%	0.66%	1.04%	1.34%	3.18%
Portfolio turnover rate	102%	139%	70%	67%	138%
Net assets at end of year (in 000’s)	$33,346	$37,721	$17,917	$14,283	$7,191

(a)	Per share data based on average shares outstanding during the year.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

82	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,			January 8, 2009** through October 31,
	2012	2011	2010	2009
Net asset value at beginning of period	$8.59	$8.55	$7.49	$6.22

Net investment income (loss) (a)	0.07	0.07	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.77	0.12 (b)	1.09	1.23

Total from investment operations	0.84	0.19	1.13	1.27

Less dividends and distributions:
From net investment income	(0.07)	(0.09)	(0.07)	—
From net realized gain on investments	(0.58)	(0.06)	—	—

Total dividends and distributions	(0.65)	(0.15)	(0.07)	—

Net asset value at end of period	$8.78	$8.59	$8.55	$7.49

Total investment return (c)	10.62%	2.16%	15.10%	20.42	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	0.84%	0.47%	0.66	%††
Net expenses (f)	0.47%	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (f)	0.95%	1.01%	1.39%	1.64	%††
Portfolio turnover rate	102%	139%	70%	67%
Net assets at end of period (in 000’s)	$4,128	$3,065	$1,735	$419

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	83

Financial Highlights selected per share data and ratios

	Class R3
	Year ended October 31,				May 1, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$8.55	$8.52	$7.48	$6.56	$9.61

Net investment income (loss) (a)	0.05	0.06	0.03	0.10	0.01
Net realized and unrealized gain (loss) on investments	0.76	0.10 (b)	1.07	0.96	(3.06)

Total from investment operations	0.81	0.16	1.10	1.06	(3.05)

Less dividends and distributions:
From net investment income	(0.05)	(0.07)	(0.06)	(0.10)	—
From net realized gain on investments	(0.58)	(0.06)	—	(0.04)	—

Total dividends and distributions	(0.63)	(0.13)	(0.06)	(0.14)	—

Net asset value at end of period	$8.73	$8.55	$8.52	$7.48	$6.56

Total investment return (c)	10.19%	2.00%	14.78%	16.66%	(31.74	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56%	0.68%	0.39%	1.49%	0.28	% ††
Net expenses (e)	0.72%	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (e)	1.20%	1.26%	1.64%	1.94%	2.99	% ††
Portfolio turnover rate	102%	139%	70%	67%	138%
Net assets at end of period (in 000’s)	$3,767	$3,020	$2,729	$2,149	$1,473

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

84	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a diversified fund. Each Retirement Fund is the successor of a series of Eclipse Funds Inc. with the same name (each a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective Retirement Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Retirement Funds each currently offer six classes of shares. Class A and Class I shares commenced operations on June 29, 2007. Class R1 shares were first offered to the public on June 29, 2007, but have not commenced operations as of the date of this report. Class R2 and Class R3 shares were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending on eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class R3 shares are subject to higher distribution and/or service fee rates than the Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The years in the Funds’ names refer to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired or is seeking to retire between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) (“Affiliated Underlying Funds”), mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) (“Unaffiliated Underlying Funds”) if a New York Life Investments managed mutual fund in a particular asset class is not available (Affiliated Underlying Funds collectively with Unaffiliated Funds, the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of each Retirement Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Retirement Funds (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investments, aided to whatever extent necessary by the portfolio manager of each Retirement Fund. These procedures shall be

mainstayinvestments.com	85

Notes to Financial Statements (continued)

reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Retirement Funds’ third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that a Retirement Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for each Retirement Fund’s investments is included at the end of each Retirement Fund’s Portfolio of Investments.

The valuation techniques used by the Retirement Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Retirement Funds may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Retirement Funds’ Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Retirement Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Retirement Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Retirement Funds’ Manager reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Retirement Funds did not hold any securities that were fair valued in such a manner.

Investments in Underlying Funds are valued at their NAV at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy. Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds, as described in the paragraphs below. The Retirement Funds’ other investments and securities held by the Affiliated Underlying Funds are valued using policies consistent with those used by the Underlying Funds, as described below.

Equity securities and ETFs are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation

86	MainStay Retirement Funds

date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the exchange on the valuation date.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the affiliated Underlying Fund’s manager in consultation with the affiliated Underlying Fund’s subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the affiliated Underlying Fund’s manager, in consultation with the affiliated Underlying Fund’s subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities include corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The affiliated Underlying Funds have engaged an independent pricing service to provide market value quotations from dealers in loans.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes. The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Retirement Fund, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Fund’s Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of

mainstayinvestments.com	87

Notes to Financial Statements (continued)

representations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. The Retirement Funds reimburse New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Retirement Funds.

Each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse the expenses so that Total Annual Fund Operating Expenses of each Retirement Fund does not exceed the following percentages of average daily net assets: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. These agreements will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes expense reimbursement from transfer agent, taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2012, New York Life Investments earned fees from the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$63,467
MainStay Retirement 2020 Fund	102,262
MainStay Retirement 2030 Fund	135,562
MainStay Retirement 2040 Fund	82,436
MainStay Retirement 2050 Fund	47,115

For the year ended October 31, 2012, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$204,976
MainStay Retirement 2020 Fund	234,090
MainStay Retirement 2030 Fund	321,248
MainStay Retirement 2040 Fund	312,945
MainStay Retirement 2050 Fund	227,925

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder

88	MainStay Retirement Funds

and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by each Retirement Fund for the year ended October 31, 2012, were as follows:

MainStay Retirement 2010 Fund
Class R2	$16,130
Class R3	826

MainStay Retirement 2020 Fund
Class R2	$23,524
Class R3	2,059

MainStay Retirement 2030 Fund
Class R2	$17,046
Class R3	6,388

MainStay Retirement 2040 Fund
Class R2	$10,638
Class R3	5,361

MainStay Retirement 2050 Fund
Class R2	$3,600
Class R3	3,427

(C)  Sales Charges.  The Retirement Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended October 31, 2012 were as follows:

MainStay Retirement 2010 Fund
Investor Class	2,331
Class A	2,948

MainStay Retirement 2020 Fund
Investor Class	9,084
Class A	1,882

MainStay Retirement 2030 Fund
Investor Class	14,820
Class A	3,018

MainStay Retirement 2040 Fund
Investor Class	11,139
Class A	2,032

MainStay Retirement 2050 Fund
Investor Class	6,725
Class A	430

The Retirement Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, and Class A shares, for the year ended October 31, 2012 were as follows:

MainStay Retirement 2010 Fund
Class A	15

MainStay Retirement 2020 Fund
Class A	21

MainStay Retirement 2030 Fund
Class A	198

MainStay Retirement 2040 Fund
Class A	34

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds. Transfer agent expenses incurred by the Retirement Funds for the year ended October 31, 2012, were as follows:

MainStay Retirement 2010 Fund
Investor Class	$4,458
Class A	10,196
Class I	61,235
Class R2	25,195
Class R3	1,289

MainStay Retirement 2020 Fund
Investor Class	$11,331
Class A	15,153
Class I	74,899
Class R2	28,829
Class R3	2,526

mainstayinvestments.com	89

Notes to Financial Statements (continued)

MainStay Retirement 2030 Fund
Investor Class	$16,218
Class A	18,505
Class I	147,758
Class R2	26,115
Class R3	9,787

MainStay Retirement 2040 Fund
Investor Class	$15,015
Class A	16,329
Class I	140,060
Class R2	26,209
Class R3	13,209

MainStay Retirement 2050 Fund
Investor Class	$9,538
Class A	6,054
Class I	90,899
Class R2	9,025
Class R3	8,593

For the year ended October 31, 2012, the Retirement Funds were reimbursed transfer agent fees as follows:

MainStay Retirement 2010 Fund	$3
MainStay Retirement 2020 Fund	6
MainStay Retirement 2030 Fund	8
MainStay Retirement 2040 Fund	3
MainStay Retirement 2050 Fund	1

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, the Retirement Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Retirement 2010 Fund
MainStay Common Stock Fund Class I	2.94%
MainStay Convertible Fund Class I	0.06
MainStay Epoch International Small Cap Fund Class I	0.46
MainStay Epoch U.S. All Cap Fund Class I	0.78
MainStay Floating Rate Fund Class I	0.71
MainStay High Yield Corporate Bond Fund Class I	0.05
MainStay ICAP Equity Fund Class I	0.37
MainStay ICAP International Fund Class I	0.19
MainStay ICAP Select Equity Fund Class I	0.02
MainStay Indexed Bond Fund Class I	2.07
MainStay Intermediate Term Bond Fund Class I	1.65
MainStay International Equity Fund Class I	0.33
MainStay Large Cap Growth Fund Class I	0.03
MainStay MAP Fund Class I	0.41
MainStay Money Market Fund Class A	0.51
MainStay S&P 500 Index Fund Class I	0.23

MainStay Retirement 2020 Fund
MainStay Common Stock Fund Class I	7.96%
MainStay Convertible Fund Class I	0.12
MainStay Epoch International Small Cap Fund Class I	1.16
MainStay Epoch U.S. All Cap Fund Class I	1.60
MainStay Floating Rate Fund Class I	1.26
MainStay High Yield Corporate Bond Fund Class I	0.08
MainStay ICAP Equity Fund Class I	0.73
MainStay ICAP International Fund Class I	0.57
MainStay ICAP Select Equity Fund Class I	0.04
MainStay Indexed Bond Fund Class I	1.11
MainStay Intermediate Term Bond Fund Class I	2.73
MainStay International Equity Fund Class I	0.94
MainStay Large Cap Growth Fund Class I	0.06
MainStay MAP Fund Class I	0.88
MainStay Money Market Fund Class A	0.91
MainStay S&P 500 Index Fund Class I	0.48

90	MainStay Retirement Funds

MainStay Retirement 2030 Fund
MainStay Common Stock Fund Class I	14.68%
MainStay Convertible Fund Class I	0.15
MainStay Epoch International Small Cap Fund Class I	2.02
MainStay Epoch U.S. All Cap Growth Fund Class I	2.30
MainStay Floating Rate Fund Class I	1.76
MainStay High Yield Corporate Bond Fund Class I	0.09
MainStay ICAP Equity Fund Class I	1.00
MainStay ICAP International Fund Class I	1.12
MainStay ICAP Select Equity Fund Class I	0.05
MainStay Intermediate Term Bond Fund Class I	1.57
MainStay International Equity Fund Class I	1.84
MainStay Large Cap Growth Fund Class I	0.09
MainStay MAP Fund Class I	1.37
MainStay Money Market Fund Class A	1.15
MainStay S&P 500 Index Fund Class I	0.73

MainStay Retirement 2040 Fund
MainStay Common Stock Fund Class I	11.09%
MainStay Convertible Fund Class I	0.06
MainStay Epoch International Small Cap Fund Class I	1.47
MainStay Epoch U.S. All Cap Fund Class I	1.45
MainStay Floating Rate Fund Class I	0.81
MainStay High Yield Corporate Bond Fund Class I	0.04
MainStay ICAP Equity Fund Class I	0.56
MainStay ICAP International Fund Class I	0.84
MainStay ICAP Select Equity Fund Class I	0.03
MainStay International Equity Fund Class I	1.40
MainStay Intermediate Term Bond Fund Class I	0.44
MainStay Large Cap Growth Fund Class I	0.05
MainStay MAP Fund Class I	0.97
MainStay Money Market Fund Class A	0.53
MainStay S&P 500 Index Fund Class I	0.51

MainStay Retirement 2050 Fund
MainStay Common Stock Fund Class I	7.04%
MainStay Convertible Fund Class I	0.02
MainStay Epoch International Small Cap Fund Class I	0.95
MainStay Epoch U.S. All Cap Fund Class I	0.90
MainStay Floating Rate Fund Class I	0.32
MainStay ICAP Equity Fund Class I	0.26
MainStay ICAP International Fund Class I	0.56
MainStay ICAP Select Equity Fund Class I	0.02
MainStay Intermediate Term Bond Fund Class I	0.22
MainStay International Equity Fund Class I	0.91
MainStay Large Cap Growth Fund Class I	0.03
MainStay MAP Fund Class I	0.60
MainStay Money Market Fund Class A	0.21
MainStay S&P 500 Fund Class I	0.31

mainstayinvestments.com	91

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Retirement 2010 Fund	$1,134,812	$970,454	$—	$3,073,552	$5,178,818
MainStay Retirement 2020 Fund	1,545,854	1,581,634	—	6,574,713	9,702,201
MainStay Retirement 2030 Fund	1,091,374	1,695,731	—	7,925,674	10,712,779
MainStay Retirement 2040 Fund	436,832	936,505	—	4,673,903	6,047,240
MainStay Retirement 2050 Fund	183,896	362,532	—	1,851,374	2,397,802

The difference between book basis and tax basis unrealized appreciations is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay Retirement 2010 Fund	$209,889	$(209,889)	$—
MainStay Retirement 2020 Fund	215,181	(215,181)	—
MainStay Retirement 2030 Fund	42,711	(42,711)	—
MainStay Retirement 2040 Fund	15,604	(15,604)	—
MainStay Retirement 2050 Fund	9,838	(9,838)	—

The reclassifications for the Funds are primarily due to distribution redesignations and short term distributions received from underlying Regulated Investment Companies (“RICs”).

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012			2011
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Retirement 2010 Fund	$2,461,178	$2,768,833	$5,230,011	$1,191,872	$647,838	$1,839,710
MainStay Retirement 2020 Fund	3,079,626	4,796,336	7,875,962	1,562,398	936,898	2,499,296
MainStay Retirement 2030 Fund	4,125,538	8,017,823	12,143,361	1,531,946	492,859	2,024,805
MainStay Retirement 2040 Fund	2,129,793	4,591,943	6,721,736	816,612	483,139	1,299,751
MainStay Retirement 2050 Fund	1,423,721	2,342,462	3,766,183	323,120	186,220	509,340

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Retirement Funds. Custodial fees are charged to the Retirement Funds based on the market value of securities in the Retirement Funds and the number of certain cash transactions incurred by the Retirement Funds.

Note 6–Line of Credit

The Retirement Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

92	MainStay Retirement Funds

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Retirement Funds on the amended credit agreement during the year ended October 31, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
MainStay Retirement 2010 Fund	$—	$—	$59,385	$75,145
MainStay Retirement 2020 Fund	—	—	95,917	111,083
MainStay Retirement 2030 Fund	—	—	135,145	164,937
MainStay Retirement 2040 Fund	—	—	78,237	91,161
MainStay Retirement 2050 Fund	—	—	47,663	52,998

Note 8–Capital Share Transactions

MainStay Retirement 2010 Fund

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	39,075	$384,518
Shares issued to shareholders in reinvestment of dividends and distributions	5,239	48,461
Shares redeemed	(7,758)	(76,600)

Net increase (decrease) in shares outstanding before conversion	36,556	356,379
Shares converted from Investor Class (See Note 1)	(44)	(434)

Net increase (decrease)	36,512	$355,945

Year ended October 31, 2011:
Shares sold	27,054	$271,863
Shares issued to shareholders in reinvestment of dividends and distributions	1,884	18,630
Shares redeemed	(15,476)	(155,604)

Net increase (decrease)	13,462	$134,889

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	194,782	$1,902,155
Shares issued to shareholders in reinvestment of dividends and distributions	55,930	515,676
Shares redeemed	(285,831)	(2,812,106)

Net increase (decrease) in shares outstanding before conversion	(35,119)	(394,275)
Shares converted into Class A (See Note 1)	44	434

Net increase (decrease)	(35,075)	$(393,841)

Year ended October 31, 2011:
Shares sold	172,746	$1,744,750
Shares issued to shareholders in reinvestment of dividends and distributions	26,839	264,628
Shares redeemed	(254,597)	(2,550,776)

Net increase (decrease)	(55,012)	$(541,398)

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,049,855	$10,361,878
Shares issued to shareholders in reinvestment of dividends and distributions	372,327	3,455,192
Shares redeemed	(2,882,722)	(28,244,104)

Net increase (decrease)	(1,460,540)	$(14,427,034)

Year ended October 31, 2011:
Shares sold	2,351,644	$23,609,054
Shares issued to shareholders in reinvestment of dividends and distributions	147,181	1,458,560
Shares redeemed	(1,596,428)	(16,030,600)

Net increase (decrease)	902,397	$9,037,014

mainstayinvestments.com	93

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2012:
Shares sold	323,088	$3,182,567
Shares issued to shareholders in reinvestment of dividends and distributions	124,841	1,153,532
Shares redeemed	(329,873)	(3,275,067)

Net increase (decrease)	118,056	$1,061,032

Year ended October 31, 2011:
Shares sold	1,520,362	$14,713,011
Shares issued to shareholders in reinvestment of dividends and distributions	6,898	68,157
Shares redeemed	(217,681)	(2,117,994)

Net increase (decrease)	1,309,579	$12,663,174

Class R3	Shares	Amount
Year ended October 31, 2012:
Shares sold	14,950	$146,111
Shares issued to shareholders in reinvestment of dividends and distributions	5,879	54,319
Shares redeemed	(8,488)	(82,864)

Net increase (decrease)	12,341	$117,566

Year ended October 31, 2011:
Shares sold	6,519	$65,735
Shares issued to shareholders in reinvestment of dividends and distributions	2,905	28,728
Shares redeemed	(22,146)	(222,516)

Net increase (decrease)	(12,722)	$(128,053)

MainStay Retirement 2020 Fund

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	148,691	$1,393,874
Shares issued to shareholders in reinvestment of dividends and distributions	25,393	222,440
Shares redeemed	(75,337)	(709,003)

Net increase (decrease) in shares outstanding before conversion	98,747	907,311
Shares converted into Investor Class (See Note 1)	2,028	19,474
Shares converted from Investor Class (See Note 1)	(19,665)	(188,657)

Net increase (decrease)	81,110	$738,128

Year ended October 31, 2011:
Shares sold	141,352	$1,366,956
Shares issued to shareholders in reinvestment of dividends and distributions	7,679	72,955
Shares redeemed	(26,677)	(256,563)

Net increase (decrease) in shares outstanding before conversion	122,354	1,183,348
Shares converted into Investor Class (See Note 1)	4,212	37,569
Shares converted from Investor Class (See Note 1)	(16,375)	(156,569)

Net increase (decrease)	110,191	$1,064,348

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	376,142	$3,531,714
Shares issued to shareholders in reinvestment of dividends and distributions	119,474	1,044,206
Shares redeemed	(706,049)	(6,618,259)

Net increase (decrease) in shares outstanding before conversion	(210,433)	(2,042,339)
Shares converted into Class A (See Note 1)	19,703	188,657
Shares converted from Class A (See Note 1)	(2,033)	(19,474)

Net increase (decrease)	(192,763)	$(1,873,156)

Year ended October 31, 2011:
Shares sold	276,675	$2,684,969
Shares issued to shareholders in reinvestment of dividends and distributions	51,748	490,568
Shares redeemed	(268,219)	(2,559,360)

Net increase (decrease) in shares outstanding before conversion	60,204	616,177
Shares converted into Class A (See Note 1)	16,402	156,569
Shares converted from Class A (See Note 1)	(4,216)	(37,569)

Net increase (decrease)	72,390	$735,177

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,764,328	$16,573,076
Shares issued to shareholders in reinvestment of dividends and distributions	554,880	4,871,850
Shares redeemed	(3,656,147)	(33,987,126)

Net increase (decrease)	(1,336,939)	$(12,542,200)

Year ended October 31, 2011:
Shares sold	3,161,575	$30,262,267
Shares issued to shareholders in reinvestment of dividends and distributions	189,958	1,806,497
Shares redeemed	(1,569,857)	(15,097,874)

Net increase (decrease)	1,781,676	$16,970,890

Class R2	Shares	Amount
Year ended October 31, 2012:
Shares sold	395,548	$3,719,953
Shares issued to shareholders in reinvestment of dividends and distributions	181,040	1,584,100
Shares redeemed	(219,400)	(2,067,397)

Net increase (decrease)	357,188	$3,236,656

Year ended October 31, 2011:
Shares sold	2,307,363	$21,048,617
Shares issued to shareholders in reinvestment of dividends and distributions	6,375	60,502
Shares redeemed	(236,224)	(2,135,588)

Net increase (decrease)	2,077,514	$18,973,531

94	MainStay Retirement Funds

Class R3	Shares	Amount
Year ended October 31, 2012:
Shares sold	23,666	$222,948
Shares issued to shareholders in reinvestment of dividends and distributions	17,420	152,078
Shares redeemed	(42,463)	(393,426)

Net increase (decrease)	(1,377)	$(18,400)

Year ended October 31, 2011:
Shares sold	24,705	$236,409
Shares issued to shareholders in reinvestment of dividends and distributions	6,860	65,105
Shares redeemed	(14,971)	(145,302)

Net increase (decrease)	16,594	$156,212

MainStay Retirement 2030 Fund

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	238,539	$2,115,112
Shares issued to shareholders in reinvestment of dividends and distributions	29,425	241,610
Shares redeemed	(69,368)	(621,735)

Net increase (decrease) in shares outstanding before conversion	198,596	1,734,987
Shares converted into Investor Class (See Note 1)	7,581	69,882
Shares converted from Investor Class (See Note 1)	(25,457)	(232,018)

Net increase (decrease)	180,720	$1,572,851

Year ended October 31, 2011:
Shares sold	171,838	$1,584,084
Shares issued to shareholders in reinvestment of dividends and distributions	4,349	39,973
Shares redeemed	(62,529)	(566,603)

Net increase (decrease) in shares outstanding before conversion	113,658	1,057,454
Shares converted into Investor Class (See Note 1)	3,713	32,019
Shares converted from Investor Class (See Note 1)	(9,449)	(86,557)

Net increase (decrease)	107,922	$1,002,916

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	284,836	$2,524,739
Shares issued to shareholders in reinvestment of dividends and distributions	141,082	1,155,457
Shares redeemed	(662,868)	(5,918,733)

Net increase (decrease) in shares outstanding before conversion	(236,950)	(2,238,537)
Shares converted into Class A (See Note 1)	25,513	232,018
Shares converted from Class A (See Note 1)	(7,598)	(69,882)

Net increase (decrease)	(219,035)	$(2,076,401)

Year ended October 31, 2011:
Shares sold	340,621	$3,126,191
Shares issued to shareholders in reinvestment of dividends and distributions	30,274	277,315
Shares redeemed	(289,800)	(2,628,352)

Net increase (decrease) in shares outstanding before conversion	81,095	775,154
Shares converted into Class A (See Note 1)	9,469	86,557
Shares converted from Class A (See Note 1)	(3,722)	(32,019)

Net increase (decrease)	86,842	$829,692

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,811,383	$24,999,378
Shares issued to shareholders in reinvestment of dividends and distributions	1,083,338	8,937,540
Shares redeemed	(6,560,799)	(57,500,195)

Net increase (decrease)	(2,666,078)	$(23,563,277)

Year ended October 31, 2011:
Shares sold	6,941,387	$64,715,093
Shares issued to shareholders in reinvestment of dividends and distributions	166,847	1,538,330
Shares redeemed	(2,719,008)	(25,559,900)

Net increase (decrease)	4,389,226	$40,693,523

Class R2	Shares	Amount
Year ended October 31, 2012:
Shares sold	343,378	$3,033,543
Shares issued to shareholders in reinvestment of dividends and distributions	159,426	1,305,703
Shares redeemed	(231,313)	(2,047,603)

Net increase (decrease)	271,491	$2,291,643

Year ended October 31, 2011:
Shares sold	1,606,235	$13,889,257
Shares issued to shareholders in reinvestment of dividends and distributions	6,388	58,514
Shares redeemed	(212,741)	(1,859,259)

Net increase (decrease)	1,399,882	$12,088,512

mainstayinvestments.com	95

Notes to Financial Statements (continued)

Class R3	Shares	Amount
Year ended October 31, 2012:
Shares sold	55,069	$486,836
Shares issued to shareholders in reinvestment of dividends and distributions	60,982	500,662
Shares redeemed	(72,286)	(638,941)

Net increase (decrease)	43,765	$348,557

Year ended October 31, 2011:
Shares sold	48,998	$451,326
Shares issued to shareholders in reinvestment of dividends and distributions	11,857	108,961
Shares redeemed	(44,884)	(419,681)

Net increase (decrease)	15,971	$140,606

MainStay Retirement 2040 Fund

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	173,625	$1,506,164
Shares issued to shareholders in reinvestment of dividends and distributions	24,021	192,885
Shares redeemed	(65,564)	(573,086)

Net increase (decrease) in shares outstanding before conversion	132,082	1,125,963
Shares converted into Investor Class (See Note 1)	2,232	20,180
Shares converted from Investor Class (See Note 1)	(3,910)	(32,690)

Net increase (decrease)	130,404	$1,113,453

Year ended October 31, 2011:
Shares sold	138,385	$1,250,395
Shares issued to shareholders in reinvestment of dividends and distributions	3,929	35,404
Shares redeemed	(28,002)	(253,824)

Net increase (decrease) in shares outstanding before conversion	114,312	1,031,975
Shares converted into Investor Class (See Note 1)	173	1,623
Shares converted from Investor Class (See Note 1)	(4,012)	(37,313)

Net increase (decrease)	110,473	$996,285

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	202,934	$1,750,331
Shares issued to shareholders in reinvestment of dividends and distributions	72,612	580,899
Shares redeemed	(363,466)	(3,177,794)

Net increase (decrease) in shares outstanding before conversion	(87,920)	(846,564)
Shares converted into Class A (See Note 1)	3,929	32,690
Shares converted from Class A (See Note 1)	(2,240)	(20,180)

Net increase (decrease)	(86,231)	$(834,054)

Year ended October 31, 2011:
Shares sold	199,090	$1,793,032
Shares issued to shareholders in reinvestment of dividends and distributions	18,734	168,043
Shares redeemed	(183,602)	(1,635,474)

Net increase (decrease) in shares outstanding before conversion	34,222	325,601
Shares converted into Class A (See Note 1)	4,029	37,313
Shares converted from Class A (See Note 1)	(173)	(1,623)

Net increase (decrease)	38,078	$361,291

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,718,790	$14,983,792
Shares issued to shareholders in reinvestment of dividends and distributions	598,514	4,824,024
Shares redeemed	(3,544,526)	(30,355,543)

Net increase (decrease)	(1,227,222)	$(10,547,727)

Year ended October 31, 2011:
Shares sold	4,563,834	$41,695,068
Shares issued to shareholders in reinvestment of dividends and distributions	101,169	913,557
Shares redeemed	(1,712,364)	(15,735,517)

Net increase (decrease)	2,952,639	$26,873,108

Class R2	Shares	Amount
Year ended October 31, 2012:
Shares sold	281,806	$2,449,822
Shares issued to shareholders in reinvestment of dividends and distributions	91,560	734,313
Shares redeemed	(175,743)	(1,528,653)

Net increase (decrease)	197,623	$1,655,482

Year ended October 31, 2011:
Shares sold	824,731	$6,975,427
Shares issued to shareholders in reinvestment of dividends and distributions	9,022	81,106
Shares redeemed	(130,231)	(1,147,849)

Net increase (decrease)	703,522	$5,908,684

96	MainStay Retirement Funds

Class R3	Shares	Amount
Year ended October 31, 2012:
Shares sold	50,718	$437,766
Shares issued to shareholders in reinvestment of dividends and distributions	48,632	389,539
Shares redeemed	(49,056)	(423,846)

Net increase (decrease)	50,294	$403,459

Year ended October 31, 2011:
Shares sold	51,373	$463,137
Shares issued to shareholders in reinvestment of dividends and distributions	11,201	100,695
Shares redeemed	(12,913)	(116,393)

Net increase (decrease)	49,661	$447,439

MainStay Retirement 2050 Fund

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	105,722	$896,953
Shares issued to shareholders in reinvestment of dividends and distributions	10,806	84,833
Shares redeemed	(24,976)	(212,648)

Net increase (decrease) in shares outstanding before conversion	91,552	769,138
Shares converted from Investor Class (See Note 1)	(4,668)	(40,988)

Net increase (decrease)	86,884	$728,150

Year ended October 31, 2011:
Shares sold	61,500	$544,969
Shares issued to shareholders in reinvestment of dividends and distributions	1,378	12,186
Shares redeemed	(18,211)	(161,226)

Net increase (decrease) in shares outstanding before conversion	44,667	395,929
Shares converted from Investor Class (See Note 1)	(2,978)	(26,741)

Net increase (decrease)	41,689	$369,188

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	72,938	$619,226
Shares issued to shareholders in reinvestment of dividends and distributions	23,789	186,743
Shares redeemed	(106,216)	(907,858)

Net increase (decrease) in shares outstanding before conversion	(9,489)	(101,889)
Shares converted into Class A (See Note 1)	4,668	40,988

Net increase (decrease)	(4,821)	$(60,901)

Year ended October 31, 2011:
Shares sold	95,936	$845,398
Shares issued to shareholders in reinvestment of dividends and distributions	4,951	43,765
Shares redeemed	(81,914)	(727,984)

Net increase (decrease) in shares outstanding before conversion	18,973	161,179

Shares converted into Class A (See Note 1)	2,978	26,741

Net increase (decrease)	21,951	$187,920

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,305,238	$11,142,867
Shares issued to shareholders in reinvestment of dividends and distributions	384,302	3,032,141
Shares redeemed	(2,277,665)	(19,023,853)

Net increase (decrease)	(588,125)	$(4,848,845)

Year ended October 31, 2011:
Shares sold	3,983,430	$35,840,871
Shares issued to shareholders in reinvestment of dividends and distributions	42,717	378,899
Shares redeemed	(1,744,436)	(15,753,731)

Net increase (decrease)	2,281,711	$20,466,039

Class R2	Shares	Amount
Year ended October 31, 2012:
Shares sold	153,793	$1,310,973
Shares issued to shareholders in reinvestment of dividends and distributions	29,958	235,766
Shares redeemed	(70,166)	(601,166)

Net increase (decrease)	113,585	$945,573

Year ended October 31, 2011:
Shares sold	191,100	$1,617,398
Shares issued to shareholders in reinvestment of dividends and distributions	3,522	31,171
Shares redeemed	(40,797)	(359,862)

Net increase (decrease)	153,825	$1,288,707

Class R3	Shares	Amount
Year ended October 31, 2012:
Shares sold	60,657	$514,371
Shares issued to shareholders in reinvestment of dividends and distributions	28,903	226,603
Shares redeemed	(11,181)	(94,276)

Net increase (decrease)	78,379	$646,698

Year ended October 31, 2011:
Shares sold	43,016	$379,258
Shares issued to shareholders in reinvestment of dividends and distributions	4,899	43,255
Shares redeemed	(15,057)	(128,890)

Net increase (decrease)	32,858	$293,623

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	97

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund (the “Funds”), five of the funds constituting MainStay Funds Trust, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, and MainStay Retirement 2050 Fund of MainStay Funds Trust as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

98	MainStay Retirement Funds

Federal Income Tax Information

(Unaudited)

The Retirement Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Retirement Funds during such fiscal years. Accordingly, the Retirement Funds paid the following as long term capital gain distributions.

MainStay Retirement 2010 Fund	$2,768,833
MainStay Retirement 2020 Fund	4,796,336
MainStay Retirement 2030 Fund	8,017,823
MainStay Retirement 2040 Fund	4,591,943
MainStay Retirement 2050 Fund	2,342,462

For the fiscal year ended October 31, 2012, the Retirement Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

MainStay Retirement 2010 Fund	$315,390
MainStay Retirement 2020 Fund	636,136
MainStay Retirement 2030 Fund	1,033,186
MainStay Retirement 2040 Fund	673,916
MainStay Retirement 2050 Fund	399,635

The dividends paid by the following Retirement Funds during the fiscal year ended October 31, 2012, which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend-received deduction.

DRD%
MainStay Retirement 2010 Fund	10.09%
MainStay Retirement 2020 Fund	15.29
MainStay Retirement 2030 Fund	21.07
MainStay Retirement 2040 Fund	28.02
MainStay Retirement 2050 Fund	25.68

Under the Regulated Investment Company Modernization Act of 2010, any qualified Fund of Funds will be permitted to pass through foreign tax credits it received from it’s underlying investments. The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended 10/31/12 is listed below.

FTC$
MainStay Retirement 2010 Fund	$17,541
MainStay Retirement 2020 Fund	37,940
MainStay Retirement 2030 Fund	62,347
MainStay Retirement 2040 Fund	47,682
MainStay Retirement 2050 Fund	29,832

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Retirement Funds’ fiscal year end October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, (i) by visiting the Retirement Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Retirement Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Retirement Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	99

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

100	MainStay Retirement Funds

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	101

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

102	MainStay Retirement Funds

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	103

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

104	MainStay Retirement Funds

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	105

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

106	MainStay Retirement Funds

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	107

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28289 MS265-12	MSRF11-12/12 NL0C1

MainStay Floating Rate Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Year	Since Inception (5/3/04)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	3.16 6.35%	3.15 3.78%	3.55 3.93%	1.06 1.06%
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	3.23 6.42	3.25 3.88	3.61 3.98	0.98 0.98
Class B Shares	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	2.68 5.68	3.01 3.01	3.17 3.17	1.82 1.82
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.67 5.67	3.01 3.01	3.16 3.16	1.81 1.81
Class I Shares	No Sales Charge		6.69	4.14	4.25	0.73

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception
Credit Suisse Leveraged Loan Index[4]	8.34%	4.38%	4.82%
Average Lipper Loan Participation Fund[5]	8.15	3.22	3.59

4.	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The average Lipper loan participation fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,026.60	$5.30	$1,019.90	$5.28

Class A Shares	$1,000.00	$1,026.80	$5.09	$1,020.10	$5.08

Class B Shares	$1,000.00	$1,022.80	$9.10	$1,016.10	$9.07

Class C Shares	$1,000.00	$1,022.70	$9.10	$1,016.10	$9.07

Class I Shares	$1,000.00	$1,028.10	$3.82	$1,021.40	$3.81

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.04% for Investor Class, 1.00% for Class A, 1.79% for Class B and Class C and 0.75% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2012 (excluding short-term investments)

1.	Bausch & Lomb, Inc., 5.25%, due 5/17/19
2.	TransDigm, Inc., 4.00%–7.75%, due 2/14/17–10/15/20
3.	Michaels Stores, Inc., 4.912%, due 7/29/16
4.	Calpine Corp., 4.50%, due 4/2/18
5.	Hertz Corp. (The), 3.75%, due 3/9/18
6.	First Data Corp., 5.211%–6.75%, due 3/24/17–11/1/20
7.	LSP Madison Funding LLC, 5.50%, due 6/28/19
8.	Intelsat Jackson Holdings, Ltd., 4.50%, due 4/2/18
9.	Neiman Marcus Group, Inc. (The), 4.75%, due 5/16/18
10.	Telesat LLC, 4.25%, due 3/28/19

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of New York Life Investments,1 the Fund’s Manager.

How did MainStay Floating Rate Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Floating Rate Fund returned 6.35% for Investor Class shares, 6.42% for Class A shares, 5.68% for Class B shares and 5.67% for Class C shares for the 12 months ended October 31, 2012. Over the same period, the Fund’s Class I shares returned 6.69%. All share classes underperformed the 8.15% return of the average Lipper2 loan participation fund and the 8.34% return of the Credit Suisse Leveraged Loan Index3 for the 12 months ended October 31, 2012. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Credit Suisse Leverage Loan Index for the 12 months ended October 31, 2012, largely because of an overweight position relative to the Index in credits rated BB4 and underweight positions relative to the Index in unrated credits, distressed credits and loans rated CCC5 and lower.

Strong demand for the floating-rate loan asset class during the reporting period, driven by mutual fund inflows and strong new issuance of collateralized loan obligations provided substantial support for secondary prices and drove returns during the reporting period. Riskier credits (those rated CCC and below and distressed credits) outperformed less risky credits (loans rated BB) during the reporting period.

What was the Fund’s duration6 strategy during the reporting period?

The Fund invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-

rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest rate contracts of the Fund’s loans, which are typically pegged to LIBOR,7 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-reset figure at October 31, 2012, was 55 days, which we consider to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

During the reporting period, which market segments made the strongest positive contributions to the Fund’s performance and which market segments were particularly weak?

Individual security selection contributed positively to the Fund’s relative performance during the reporting period. The Fund’s exposure to high-yield corporate bonds also helped the Fund’s relative results, as they outperformed the Credit Suisse Leveraged Loan Index during the reporting period.

Sector allocation detracted from the Fund’s performance. Riskier credits generally outperformed credits that carried lower risk, so the Fund’s overweight position relative to the Credit Suisse Leveraged Loan Index in credits rated BB hurt relative performance, as did the Fund’s underweight position in unrated credits, distressed credits and loans rated CCC. The Fund’s cash position also detracted from its relative performance during the reporting period.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund was overweight relative to the Credit Suisse Leveraged Loan Index in credits rated BB. As of the same date, the Fund was underweight in distressed credits, unrated credits and loans rated CCC or lower.

1.	“New York Life Investments” is a service mark of New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the Credit Suisse Leveraged Loan Index.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments October 31, 2012

	Principal Amount	Value

Long-Term Bonds 95.5%† Corporate Bonds 8.2%
Aerospace & Defense 1.1%
Oshkosh Corp. 8.25%, due 3/1/17	$3,400,000	$3,701,750
Spirit Aerosystems, Inc. 7.50%, due 10/1/17	865,000	919,062
♦TransDigm, Inc. 5.50%, due 10/15/20 (a)	2,100,000	2,126,250
7.75%, due 12/15/18	5,000,000	5,512,500

		12,259,562

Automobile 0.2%
Dana Holding Corp. 6.50%, due 2/15/19	800,000	835,000
UR Merger Sub Corp. 5.75%, due 7/15/18 (a)	1,200,000	1,290,000

		2,125,000

Beverage, Food & Tobacco 0.4%
Constellation Brands, Inc. 6.00%, due 5/1/22	1,800,000	2,043,000
Dole Food Co., Inc. 8.00%, due 10/1/16 (a)	2,500,000	2,609,375

		4,652,375

Broadcasting & Entertainment 1.1%
National CineMedia LLC 6.00%, due 4/15/22 (a)	2,785,000	2,938,175
Scientific Games International, Inc. 6.25%, due 9/1/20 (a)	3,000,000	3,048,750
Sinclair Television Group, Inc. 8.375%, due 10/15/18	5,000,000	5,575,000

		11,561,925

Buildings & Real Estate 0.5%
Building Materials Corp. of America 6.75%, due 5/1/21 (a)	1,700,000	1,853,000
6.875%, due 8/15/18 (a)	2,400,000	2,574,000
CBRE Services, Inc. 6.625%, due 10/15/20	800,000	868,000

		5,295,000

Chemicals, Plastics & Rubber 0.8%
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	3,500,000	3,535,000
Huntsman International LLC 5.50%, due 6/30/16	2,000,000	2,005,000
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	500,000	515,000

	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. 8.375%, due 3/1/18	$3,000,000	$2,955,000

		9,010,000

Containers, Packaging & Glass 0.9%
Ball Corp. 5.00%, due 3/15/22	2,250,000	2,373,750
Berry Plastics Corp. 4.264%, due 9/15/14 (b)	1,500,000	1,492,500
9.50%, due 5/15/18	3,000,000	3,262,500
Greif, Inc. 7.75%, due 8/1/19	1,350,000	1,549,125
Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	1,100,000	1,152,250

		9,830,125

Diversified Natural Resources, Precious Metals & Minerals 0.1%
Boise Paper Holdings LLC / Boise Co-Issuer Co. 8.00%, due 4/1/20	1,300,000	1,423,500

Diversified/Conglomerate Service 0.3%
Fidelity National Information Services, Inc. 7.625%, due 7/15/17	900,000	982,125
Geo Group, Inc. (The) 7.75%, due 10/15/17	2,000,000	2,172,500

		3,154,625

Healthcare, Education & Childcare 0.2%
Grifols, Inc. 8.25%, due 2/1/18	1,385,000	1,537,350

Machinery 0.6%
SPX Corp. 6.875%, due 9/1/17	6,000,000	6,750,000

Oil & Gas 0.7%
Basic Energy Services, Inc. 7.75%, due 10/15/22 (a)	3,000,000	2,917,500
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	1,462,000	1,663,025
Forest Oil Corp. 7.25%, due 6/15/19	3,000,000	3,045,000

		7,625,525

Software 0.4%
♦First Data Corp. 6.75%, due 11/1/20 (a)	4,235,000	4,235,000

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2012, excluding short-term investments. May be subject to change daily.

10	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications 0.9%
Crown Castle International Corp. 5.25%, due 1/15/23 (a)	$3,000,000	$3,105,000
GCI, Inc. 6.75%, due 6/1/21	1,750,000	1,750,000
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	5,000,000	5,375,000

		10,230,000

Total Corporate Bonds (Cost $84,828,755)		89,689,987

Floating Rate Loans 80.8% (c)
Aerospace & Defense 3.1%
Aeroflex, Inc. Term Loan B 5.75%, due 5/9/18	5,781,172	5,777,559
Booz Allen Hamilton, Inc. New Term Loan B 4.50%, due 7/31/19 (d)	6,499,900	6,529,689
SI Organization, Inc. (The) New Term Loan B 4.50%, due 11/22/16	7,516,125	7,422,174
Six3 Systems, Inc. Term Loan B 7.00%, due 9/20/19 (d)	3,200,000	3,124,000
Spirit Aerosystems, Inc. Term Loan B 3.75%, due 4/18/19	4,457,600	4,455,741
♦TransDigm, Inc. New Term Loan B 4.00%, due 2/14/17	6,274,686	6,283,835

		33,592,998

Automobile 5.5%
Allison Transmission, Inc. Extended Term Loan B2 3.72%, due 8/7/17	8,727,610	8,733,065
Capital Automotive, L.P. New Term Loan B 5.25%, due 3/10/17	9,047,321	9,103,867
Chrysler Group LLC Term Loan B 6.00%, due 5/24/17	6,902,588	7,049,268
Federal-Mogul Corp.
Term Loan B 2.148%, due 12/29/14	2,218,039	2,080,798
Term Loan C 2.148%, due 12/28/15	3,561,010	3,340,672
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 4.75%, due 4/30/19	9,000,000	9,078,750

	Principal Amount	Value

Automobile (continued)
KAR Auction Services, Inc. Term Loan B 5.00%, due 5/19/17	$5,149,179	$5,169,559
Key Safety Systems, Inc. 1st Lien Term Loan 2.462%, due 3/8/14	3,535,753	3,503,341
Metaldyne Co. LLC New Term Loan B 5.25%, due 5/18/17	6,895,000	6,895,000
Tomkins LLC New Term Loan B 4.25%, due 9/29/16	5,527,311	5,545,275

		60,499,595

Beverage, Food & Tobacco 3.0%
American Seafoods Group LLC New Term Loan B 4.253%, due 3/16/18 (d)	2,631,283	2,591,813
Dean Foods Co. Extended Term Loan B2 3.47%, due 4/2/17	8,414,068	8,368,489
Del Monte Foods Co. Term Loan 4.50%, due 3/8/18	6,895,858	6,875,170
Dole Food Co., Inc. Term Loan B2 5.036%, due 7/6/18	3,205,783	3,213,131
Michael Foods Group, Inc. Term Loan 4.25%, due 2/23/18	8,807,086	8,840,113
Pinnacle Foods Finance LLC Term Loan E 4.75%, due 10/17/18	3,041,782	3,051,668

		32,940,384

Broadcasting & Entertainment 5.2%
BBHI Acquisition LLC Term Loan B 4.50%, due 12/14/17	7,860,000	7,879,650
Cequel Communications LLC Term Loan B 4.00%, due 2/14/19	5,373,000	5,375,241
Charter Communications Operating LLC Extended Term Loan C 3.47%, due 9/6/16	417,122	418,292
CSC Holdings, Inc. Incremental B2 Term Loan 1.962%, due 3/29/16	4,817,424	4,814,081
Cumulus Media Holdings, Inc. First Lien Term Loan 5.75%, due 9/17/18	6,611,354	6,638,460

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Broadcasting & Entertainment (continued)
Emmis Operating Co. Term Loan B 4.362%, due 11/1/13	$32,249	$31,604
Hubbard Radio LLC
Term Loan B 5.25%, due 4/28/17	2,169,246	2,180,092
2nd Lien Term Loan 8.75%, due 4/30/18	1,400,000	1,417,500
Mediacom Broadband LLC Tranche F Term Loan 4.50%, due 10/23/17	1,915,900	1,906,321
Univision Communications, Inc. Extended Term Loan 4.462%, due 3/31/17	7,209,947	7,050,298
Weather Channel New Term Loan B 4.25%, due 2/13/17	9,586,174	9,640,096
WideOpenWest Finance LLC New 1st Lien Term Loan 6.25%, due 7/17/18	9,975,000	10,050,950

		57,402,585

Buildings & Real Estate 2.0%
Armstrong World Industries, Inc. New Term Loan B 4.00%, due 3/9/18	8,660,793	8,678,834
CB Richard Ellis Services, Inc. Term Loan D 3.714%, due 9/4/19	7,695,075	7,682,247
CPG International, Inc. Term Loan 5.75%, due 9/18/19	5,250,000	5,254,373
Realogy Corp. Letter of Credit 3.236%, due 10/10/13	269,203	264,268

		21,879,722

Cargo Transport 0.6%
Swift Transportation Co., Inc. New Term Loan B2 5.00%, due 12/21/17	6,766,779	6,798,197

Chemicals, Plastics & Rubber 2.3%
General Chemical Corp. New Term Loan 5.002%, due 10/6/15	6,014,277	6,011,270
Huntsman International LLC
Non-Extended Term Loan B 1.76%, due 4/21/14	548,233	548,233
Extended Term Loan B 2.795%, due 4/19/17	368,217	366,223

	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Ineos US Finance LLC 6 Year Term Loan 6.50%, due 5/4/18	$4,975,000	$5,039,217
Momentive Specialty Chemicals, Inc. Extended Term Loan C-7B 4.125%, due 5/5/15	3,937,662	3,799,844
Univar, Inc. Term Loan B 5.00%, due 6/30/17	9,403,471	9,304,208

		25,068,995

Containers, Packaging & Glass 1.7%
Berry Plastics Holding Corp. Term Loan C 2.212%, due 4/3/15	992,126	984,189
BWAY Corp.
Canadian Term Loan C 5.25%, due 2/23/18	612,082	611,827
Replacement Term Loan B 5.25%, due 2/23/18	5,460,937	5,458,660
Reynolds Group Holdings, Inc. New Dollar Term Loan 4.75%, due 9/20/18	10,113,497	10,143,787
Sealed Air Corp. Term Loan B 4.75%, due 10/3/18	1,094,800	1,099,296

		18,297,759

Diversified/Conglomerate Manufacturing 1.2%
Colfax Corp. Term Loan B 4.50%, due 1/11/19	9,308,419	9,386,544
Sensus USA, Inc.
1st Lien Term Loan 4.75%, due 5/9/17	2,068,500	2,071,086
2nd Lien Term Loan 8.50%, due 5/9/18	800,000	799,000
Terex Corp. Term Loan B 4.50%, due 4/28/17	1,188,000	1,190,376

		13,447,006

Diversified/Conglomerate Service 6.7%
Acosta, Inc. Term Loan D 5.00%, due 3/1/18	6,688,842	6,722,286
Advantage Sales & Marketing, Inc.
Term Loan B 5.25%, due 12/18/17	5,374,015	5,363,267
2nd Lien Term Loan 9.25%, due 6/18/18	1,800,000	1,797,750

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Brickman Group Holdings, Inc. New Term Loan B 5.50%, due 10/14/16	$6,702,996	$6,786,784
Brock Holdings III, Inc.
New Term Loan B 6.012%, due 3/16/17	5,255,735	5,295,153
New 2nd Lien Term Loan 10.00%, due 3/16/18	1,350,000	1,346,625
CompuCom Systems, Inc. New Term Loan 6.50%, due 10/2/18	3,000,000	2,996,250
Dealer Computer Services, Inc. New Term Loan B 3.75%, due 4/20/18	5,320,893	5,338,627
Emdeon, Inc. Term Loan B1 5.00%, due 11/2/18	3,478,769	3,509,208
♦First Data Corp.
Extended 2017 U.S. Term Loan 5.211%, due 3/24/17	4,670,416	4,602,027
2018 Add-on Term Loan 5.211%, due 9/24/18	3,000,000	2,935,626
Genesys Telecom Holdings U.S., Inc. Term Loan B 6.75%, due 1/31/19	4,560,383	4,617,388
ServiceMaster Co. Extended Term Loan 4.46%, due 1/31/17	7,246,212	7,269,762
Sophia, L.P. Term Loan B 6.25%, due 7/19/18	1,177,256	1,191,972
SunGard Data Systems, Inc.
Term Loan B 3.903%, due 2/26/16	2,698,445	2,701,819
Term Loan C 3.969%, due 2/28/17	4,124,637	4,134,948
Travelport LLC Extended Dollar Term Loan 4.855%, due 8/21/15 (d)	2,000,000	1,902,858
Verint Systems, Inc. Term Loan 4.50%, due 10/27/17	5,250,549	5,270,238

		73,782,588

Ecological 0.7%
ADS Waste Holdings, Inc. Term Loan B 5.25%, due 9/11/19	5,250,000	5,291,564

	Principal Amount	Value

Ecological (continued)
Synagro Technologies, Inc.
Term Loan B 2.40%, due 4/2/14	$852,453	$736,662
2nd Lien Term Loan 5.15%, due 10/2/14	750,000	206,250
WCA Waste Systems, Inc. Term Loan B 5.50%, due 3/22/18	995,000	999,146

		7,233,622

Electronics 2.6%
Eagle Parent, Inc. New Term Loan 5.00%, due 5/16/18	3,964,887	3,981,738
EIG Investors Corp. New Term Loan B 7.75%, due 4/20/18	1,662,499	1,666,656
NeuStar, Inc. Term Loan B 5.00%, due 11/8/18	5,791,375	5,842,050
Rovi Solutions Corp. Term Loan B2 4.00%, due 3/29/19	9,403,229	9,191,656
Sensata Technologies Finance Co. LLC Term Loan 4.00%, due 5/11/18	8,105,658	8,120,135

		28,802,235

Finance 2.1%
Avis Budget Car Rental LLC Term Loan C 4.25%, due 3/15/19	5,970,000	6,018,506
Harbourvest Partners LLC Term Loan B 6.25%, due 12/16/16	3,201,830	3,201,830
♦Hertz Corp. (The)
New Synthetic Letter of Credit 3.75%, due 3/9/18	5,250,000	5,204,063
Term Loan B 3.75%, due 3/9/18	6,664,282	6,637,211
SNL Financial LLC New Term Loan B 5.50%, due 10/22/18 (d)	2,000,000	1,990,000

		23,051,610

Grocery 0.4%
Roundy’s Supermarkets, Inc. Term Loan B 5.75%, due 2/13/19	4,776,000	4,641,078

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Healthcare, Education & Childcare 13.2%
♦Bausch & Lomb, Inc. Term Loan B 5.25%, due 5/17/19	$14,513,625	$14,664,813
Biomet, Inc. Non Extended Term Loan B1 3.961%, due 7/25/17	7,814,643	7,853,716
Community Health Systems, Inc. Extended Term Loan 3.921%, due 1/25/17	7,772,777	7,796,484
DaVita, Inc. New Term Loan B 4.50%, due 10/20/16	10,281,690	10,325,284
Emergency Medical Services Corp. Term Loan 5.25%, due 5/25/18	6,317,301	6,366,260
Gentiva Health Services, Inc. New Term Loan B 6.50%, due 8/17/16	4,995,004	4,911,753
Grifols, Inc. New Term Loan B 4.50%, due 6/1/17	8,812,938	8,890,052
HCA, Inc.
Extended Term Loan B3 3.462%, due 5/1/18	5,816,658	5,816,623
Extended Term Loan B2 3.612%, due 3/31/17	654,681	654,910
Health Management Associates, Inc. New Term Loan B 4.50%, due 11/16/18	8,195,587	8,253,596
Hologic, Inc. Term Loan B 4.50%, due 8/1/19	6,309,188	6,374,910
Iasis Healthcare LLC Term Loan 5.00%, due 5/3/18	4,728,000	4,735,882
IMS Health, Inc. New Term Loan B TBD, due 8/25/17 (e)	600,000	602,786
Kinetic Concepts, Inc. Term Loan B 7.00%, due 5/4/18	4,466,250	4,516,495
Par Pharmaceutical Cos., Inc. Term Loan B 5.00%, due 9/30/19	2,250,000	2,244,375
Pharmaceutical Product Development, Inc. Term Loan B 6.25%, due 12/5/18	6,458,712	6,531,373
Quintiles Transnational Corp. New Term Loan B 5.00%, due 6/8/18	8,493,303	8,529,400

	Principal Amount	Value

Healthcare, Education & Childcare (continued)
RPI Finance Trust New Term Loan Tranche 2 3.50%, due 5/9/18	$9,316,888	$9,340,181
Rural / Metro Corp. Term Loan 5.75%, due 6/29/18	4,740,000	4,722,225
Select Medical Corp.
New Term Loan B 5.50%, due 6/1/18	4,443,750	4,465,969
Incremental Term Loan B 5.502%, due 6/1/18	1,496,250	1,503,731
Sunrise Medical Holdings, Inc. Term Loan B1 7.50%, due 5/13/14 (d)(g)	1,226,445	1,103,800
Universal Health Services, Inc. New Term Loan B 3.75%, due 11/15/16	3,921,902	3,929,255
Vanguard Health Holding Co. II LLC Term Loan B 5.00%, due 1/29/16	6,339,316	6,363,088
Warner Chilcott Co. LLC New Term Loan B2 4.25%, due 3/15/18	1,082,552	1,085,258
Warner Chilcott Corp.
Incremental Term Loan B1 4.25%, due 3/15/18	822,217	824,273
New Term Loan B1 4.25%, due 3/15/18	2,165,103	2,170,516

		144,577,008

Hotels, Motels, Inns & Gaming 1.9%
Ameristar Casinos, Inc. Term Loan B 4.00%, due 4/16/18	6,245,575	6,272,899
Las Vegas Sands LLC
Extended Delayed Draw Term Loan 2.72%, due 11/23/16	980,170	977,719
Extended Term Loan B 2.72%, due 11/23/16	3,599,569	3,590,570
Penn National Gaming, Inc. New Term Loan B 3.75%, due 7/16/18	3,276,137	3,287,911
Scientific Games International, Inc. Term Loan B1 2.97%, due 6/30/15	991,679	986,411
Station Casinos, Inc. Term Loan B 5.50%, due 9/7/19	5,250,000	5,259,844

		20,375,354

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Insurance 1.9%
Asurion LLC
New 1st Lien Term Loan 5.50%, due 5/24/18	$8,376,136	$8,422,205
New 2nd Lien Term Loan 9.00%, due 5/24/19	951,911	981,658
Hub International, Ltd.
Extended Term Loan 4.712%, due 6/13/17	2,527,249	2,535,938
Extended Incremental Term Loan 6.75%, due 12/13/17	1,954,912	1,969,574
Multiplan, Inc. New Term Loan B 4.75%, due 8/26/17	6,602,311	6,616,063

		20,525,438

Leisure, Amusement, Motion Pictures & Entertainment 3.3%
AMC Entertainment, Inc.
Extended Term Loan B2 4.25%, due 12/15/16	992,021	996,052
Term Loan B3 4.75%, due 2/22/18	2,109,063	2,122,229
Cedar Fair, L.P. New Term Loan B 4.00%, due 12/15/17	7,955,369	8,001,112
Regal Cinemas, Inc. Term Loan B 3.242%, due 8/23/17	6,823,462	6,833,213
SeaWorld Parks & Entertainment, Inc. Term Loan B 4.00%, due 8/17/17	9,331,100	9,375,814
Six Flags Theme Parks, Inc. Term Loan B 4.25%, due 12/20/18	9,133,300	9,180,793

		36,509,213

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 2.1%
CPM Acquisition Corp.
1st Lien Term Loan 6.25%, due 8/29/17	3,000,000	3,011,250
2nd Lien Term Loan 10.25%, due 2/28/18	1,093,700	1,099,168
Generac Power Systems, Inc. New Term Loan B 6.25%, due 2/8/19	5,586,000	5,697,720
Goodman Global, Inc.
1st Lien Term Loan 5.75%, due 10/28/16	4,708,854	4,710,163
2nd Lien Term Loan 9.00%, due 10/30/17	190,909	192,150
Manitowoc Co., Inc. (The) New Term Loan B 4.25%, due 11/13/17	962,000	966,089

	Principal Amount	Value

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Rexnord Corp. REFI Term Loan B 4.50%, due 4/2/18	$7,126,832	$7,157,478

		22,834,018

Mining, Steel, Iron & Non-Precious Metals 1.9%
Arch Coal, Inc. Term Loan B 5.75%, due 5/16/18	3,990,000	4,014,363
Boomerang Tube LLC Term Loan 11.00%, due 10/2/17 (d)	6,000,000	5,835,000
JMC Steel Group, Inc. Term Loan 4.75%, due 4/3/17	3,324,413	3,357,657
SunCoke Energy, Inc. Term Loan B 4.00%, due 7/26/18	790,002	790,002
Walter Energy, Inc. Term Loan B 4.00%, due 4/2/18	6,548,536	6,444,853

		20,441,875

Oil & Gas 1.4%
Energy Transfer Equity, L.P. New Term Loan B 3.75%, due 3/24/17	8,000,000	7,984,448
Frac Tech International LLC Term Loan B 8.50%, due 5/6/16	8,147,089	7,312,013

		15,296,461

Personal & Nondurable Consumer Products (Manufacturing Only) 2.2%
ACCO Brands Corp. New Term Loan B 4.25%, due 4/30/19	3,980,000	4,009,850
Prestige Brands, Inc. Term Loan 5.278%, due 1/31/19	429,892	434,191
Serta Simmons Holdings LLC Term Loan 5.00%, due 9/19/19	5,500,000	5,493,125
Spectrum Brands, Inc. New Term Loan B 5.018%, due 6/17/16	1,524,251	1,525,340
SRAM LLC
New Term Loan B 4.776%, due 6/7/18	3,804,037	3,832,567
2nd Lien Term Loan 8.50%, due 12/7/18	1,400,000	1,421,000
Visant Holding Corp. Term Loan B 5.25%, due 12/22/16	7,090,363	6,816,881

		23,532,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Personal, Food & Miscellaneous Services 0.6%
Aramark Corp.
Extended Term Loan B 3.462%, due 7/26/16	$6,293,323	$6,294,896
Extended Letter of Credit 3.464%, due 7/26/16	414,866	414,970
New Extended Letter of Credit 3.464%, due 7/26/16	70,436	70,414
Extended Term Loan C 3.567%, due 7/26/16	48,249	48,234

		6,828,514

Printing & Publishing 1.6%
Dex Media East LLC New Term Loan 2.859%, due 10/24/14	1,045,131	669,630
Lamar Media Corp. Term Loan B 4.00%, due 12/30/16	5,312,746	5,343,736
MediaNews Group New Term Loan 8.50%, due 3/19/14	203,724	196,594
Nielsen Finance LLC
Class A Term Loan 2.219%, due 8/9/13	31,020	31,020
Class C Term Loan 3.469%, due 5/2/16	7,284,800	7,313,422
Penton Media, Inc. New Term Loan B 5.00%, due 8/1/14 (d)(f)	3,408,958	2,819,208
R.H. Donnelley, Inc. New Term Loan 9.00%, due 10/24/14	1,940,930	1,206,612

		17,580,222

Retail Store 5.9%
Academy, Ltd. Term Loan 6.00%, due 8/3/18	5,455,019	5,456,535
Collective Brands Finance, Inc. Term Loan 7.25%, due 9/19/19 (d)	2,100,000	2,107,875
Harbor Freight Tools USA, Inc. Term Loan B 5.50%, due 11/14/17	4,322,467	4,354,885
♦Michaels Stores, Inc.
Extended Term Loan B3 4.912%, due 7/29/16	2,993,569	3,017,089
Term Loan B2 4.912%, due 7/29/16	9,128,554	9,200,277

	Principal Amount	Value

Retail Store (continued)
NBTY, Inc. Term Loan B1 4.25%, due 10/2/17	$3,790,286	$3,803,552
♦Neiman Marcus Group, Inc. (The) Extended Term Loan 4.75%, due 5/16/18	10,722,181	10,736,806
Party City Holdings, Inc. New Term Loan B 5.75%, due 7/26/19	6,750,000	6,802,313
Petco Animal Supplies, Inc. New Term Loan 4.50%, due 11/24/17	6,545,876	6,571,732
Pilot Travel Centers LLC
Term Loan B 3.75%, due 3/30/18	4,076,446	4,093,432
Term Loan B2 4.25%, due 8/7/19	4,000,000	4,025,000
Yankee Candle Co., Inc. (The) New Term Loan B 5.25%, due 4/2/19	4,979,987	5,014,847

		65,184,343

Telecommunications 2.8%
Crown Castle International Corp. Term Loan B 4.00%, due 1/31/19	6,034,400	6,060,800
Level 3 Financing, Inc. 2016 Term Loan B 4.75%, due 2/1/16	2,700,000	2,731,501
MetroPCS Wireless, Inc.
Incremental Term Loan B3 4.00%, due 3/16/18	1,984,874	1,985,287
Tranche B2 4.071%, due 11/3/16	2,993,308	2,992,772
Syniverse Holdings, Inc. New Term Loan 5.00%, due 4/23/19	6,208,440	6,231,721
♦Telesat LLC Term Loan B 4.25%, due 3/28/19	10,573,500	10,599,934

		30,602,015

Utilities 4.9%
AES Corp. New Term Loan 4.25%, due 6/1/18	8,405,291	8,447,317
♦Calpine Corp.
New Term Loan 4.50%, due 4/2/18	3,972,279	3,976,792
Term Loan B2 4.50%, due 4/2/18	7,934,925	7,947,676

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Utilities (continued)
Covanta Energy Corp. New Term Loan 4.00%, due 3/28/19	$2,686,500	$2,685,380
Equipower Resources Holdings LLC
1st Lien Term Loan 5.50%, due 12/21/18	2,493,750	2,507,258
2nd Lien Term Loan 10.00%, due 6/21/19	900,000	914,250
Essential Power LLC Term Loan B 5.50%, due 8/8/19	3,600,000	3,609,000
♦LSP Madison Funding LLC Term Loan 5.50%, due 6/28/19	11,471,250	11,528,606
NRG Energy, Inc. New Term Loan B 4.00%, due 7/2/18	8,918,045	8,957,062
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.749%, due 10/10/17	3,571,479	2,303,604
TPF Generation Holdings LLC
Synthetic Letter of Credit 2.362%, due 12/13/13	8,196	8,165
2nd Lien Term Loan C 4.612%, due 12/15/14	1,308,843	1,302,299

		54,187,409

Total Floating Rate Loans (Cost $884,471,635)		885,913,198

Foreign Floating Rate Loans 4.7% (c)
Beverage, Food & Tobacco 0.5%
Solvest, Ltd. Term Loan C2 5.021%, due 7/6/18	5,736,673	5,749,822

Broadcasting & Entertainment 0.7%
UPC Financing Partnership
Term Loan T 3.715%, due 12/30/16	1,762,638	1,748,096
Term Loan X 3.715%, due 12/29/17	3,241,439	3,222,801
New Term Loan 4.75%, due 12/29/17	2,720,661	2,734,264

		7,705,161

	Principal Amount	Value

Chemicals, Plastics & Rubber 0.6%
Styron S.A.R.L. LLC New Term Loan B 8.00%, due 8/2/17	$6,739,231	$6,421,226

Electronics 0.5%
AVG Technologies N.V. Term Loan 7.50%, due 3/15/16	5,411,064	5,370,481

Healthcare, Education & Childcare 0.1%
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	1,488,509	1,492,230

Leisure, Amusement, Motion Pictures & Entertainment 0.5%
Bombardier Recreational Products, Inc. Extended Term Loan B2 4.46%, due 6/28/16	5,732,687	5,752,396

Mining, Steel, Iron & Non-Precious Metals 0.8%
Novelis, Inc. Term Loan 4.00%, due 3/10/17	8,347,519	8,328,387

Printing & Publishing 0.0%‡
Yell Group PLC New Term Loan B1 4.459%, due 7/31/14	2,651,780	479,972

Telecommunications 1.0%
♦Intelsat Jackson Holdings, Ltd. Term Loan B1 4.50%, due 4/2/18	10,847,650	10,915,448

Total Foreign Floating Rate Loans (Cost $54,639,239)		52,215,123

Yankee Bonds 1.8% (h)
Chemicals, Plastics & Rubber 0.2%
Ineos Finance PLC 8.375%, due 2/15/19 (a)	2,000,000	2,100,000

Forest Products & Paper 0.4%
Sappi Papier Holding GmbH 6.625%, due 4/15/21 (a)	5,000,000	4,725,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Leisure, Amusement, Motion Pictures & Entertainment 0.6%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	$6,000,000	$6,682,500

Mining, Steel, Iron & Non-Precious Metals 0.6%
FMG Resources August 2006 Pty, Ltd.
6.00%, due 4/1/17 (a)	2,000,000	1,920,000
6.375%, due 2/1/16 (a)	4,000,000	4,000,000

		5,920,000

Total Yankee Bonds (Cost $19,025,453)		19,427,500

Total Long-Term Bonds (Cost $1,042,965,082)		1,047,245,808

	Shares
Common Stocks 0.2%
Beverage, Food & Tobacco 0.0%‡
Nellson Nutraceutical, Inc. (d)(i)	379	250,271

Leisure, Amusement, Motion Pictures & Entertainment 0.2%
MGM Studios, Inc. (d)(i)	53,236	1,697,164

Total Common Stocks (Cost $1,796,087)		1,947,435

	Principal Amount
Short-Term Investments 4.4%
Other Commercial Paper 0.8%
BG Energy Finance, Inc.
0.09%, due 11/5/12 (a)(j)	$725,000	724,991
0.147%, due 11/26/12 (a)(j)	3,104,000	3,103,677
Chevron Corp. 0.056%, due 11/2/12 (a)(j)	4,943,000	4,942,985

Total Other Commercial Paper (Cost $8,771,653)		8,771,653

	Principal Amount	Value

Short-Term Investments (continued)
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $969,451 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 1/30/23, with a Principal Amount of $1,000,000 and a Market Value of $991,550)	$969,450	$969,450

Total Repurchase Agreement (Cost $969,450)		969,450

U.S. Government 3.5%
United States Treasury Bills
(zero coupon), due 11/1/12	748,000	748,000
0.081%, due 11/23/12 (j)	23,383,000	23,381,823
0.108%, due 12/6/12 (j)	7,984,000	7,983,146
0.114%, due 11/8/12 (j)	958,000	957,977
0.115%, due 11/15/12 (j)	5,624,000	5,623,740

Total U.S. Government (Cost $38,694,686)		38,694,686

Total Short-Term Investments (Cost $48,435,789)		48,435,789

Total Investments (Cost $1,093,196,958) (k)	100.1%	1,097,629,032
Other Assets, Less Liabilities	(0.1)	(1,061,116)
Net Assets	100.0%	$1,096,567,916

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of October 31, 2012.

(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of October 31, 2012. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(d)	Illiquid security. The total market value of these securities as of October 31, 2012 is $29,951,678, which represents 2.7% of the Fund’s net assets.

(e)	TBD—This Floating Rate Loan will settle after October 31, 2012, at which time the interest rate will be determined.

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(f)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(g)	Fair valued security. The total market value of these securities as of October 31, 2012 is $3,051,235, which represents 0.3% of the Fund’s net assets.

(h)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(i)	Non-income producing security.

(j)	Interest rate presented is yield to maturity.

(k)	As of October 31, 2012, cost is $1,095,113,184 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$11,680,984
Gross unrealized depreciation	(9,165,136)

Net unrealized appreciation	$2,515,848

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$89,689,987	$—	$89,689,987
Floating Rate Loans (b)(c)	—	849,956,753	35,956,445	885,913,198
Foreign Floating Rate Loans	—	52,215,123	—	52,215,123
Yankee Bonds	—	19,427,500	—	19,427,500

Total Long-Term Bonds	—	1,011,289,363	35,956,445	1,047,245,808

Common Stocks (d)	—	—	1,947,435	1,947,435
Short-Term Investments
Other Commercial Paper	—	8,771,653	—	8,771,653
Repurchase Agreement	—	969,450	—	969,450
U.S. Government	—	38,694,686	—	38,694,686

Total Short-Term Investments	—	48,435,789	—	48,435,789

Total Investments in Securities	$—	$1,059,725,152	$37,903,880	$1,097,629,032

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $34,852,645 of Level 3 securities which represent floating rate loans whose value was obtained from an independent pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

(c)	The Level 3 security valued at $1,103,800 is held in Healthcare, Education and Childcare within the Floating Rate Loans section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $250,271 and $1,697,164 are held in Beverage, Food & Tobacco and Leisure, Amusement, Motion Pictures & Entertainment within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the year ended October 31, 2012, securities with a total value of $7,590,301 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain floating rate loans obtained from the independent pricing service which were derived based on single broker quote.

During the year ended October 31, 2012, securities with a total value of $37,005,391 transferred from Level 3 to Level 2. The transfer occurred as a result of the value for certain floating rate loans obtained from the independent pricing service utilizing the average of multiple bid quotations as of October 31, 2012. The fair value obtained for these loans from the independent pricing service as of October 31, 2011 utilized a single broker quote with significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments October 31, 2012 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases (a)	Sales (b)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2012 (c)
Long-Term Bonds
Floating Rate Loans
Aerospace & Defense	$11,047,516	$13	$—	$(44,246)	$3,168,233	$(3,910,450)	$—	$(7,137,067)	$3,124,000	$(44,246)
Automobile	3,057,097	—	—	—	—	(3,057,097)	—	—	—	—
Buildings & Real Estate	7,559,242	—	—	—	—	—	—	(7,559,242)	—	—
Chemicals, Plastics & Rubber	—	5,146	160	95,628	—	(41,558)	3,740,468	—	3,799,844	93,294
Diversified/Conglomerate Manufacturing	2,815,710	—	—	—	—	—	—	(2,815,710)	—	—
Diversified/Conglomerate Services	1,291,013	(1,409)	—	78,781	13,431,698	(1,291,013)	—	—	13,509,070	78,781
Electronics	14,031,590	—	—	—	—	—	—	(14,031,590)	—	—
Finance	—	5,905	5,077	(18,833)	2,007,500	(657,652)	3,849,833	—	5,191,830	(15,400)
Healthcare, Education & Childcare	1,148,828	657	66	56,742	1,455,019	(53,781)	—	—	2,607,531	51,695
Machinery	—	579	—	26,744	1,071,845	—	—	—	1,099,168	26,744
Mining, Steel, Iron & Non-Precious Metals	794,010	1,571	36	17,364	5,820,019	(7,998)	—	—	6,625,002	17,360
Personal & Nondurable Consumer Products (Manufacturing Only)	5,461,782	—	—	—	—	—	—	(5,461,782)	—	—
Retail Store	2,594,971	—	—	—	—	(2,594,971)	—	—	—	—
Utilities	2,342,104	—	—	—	—	(2,342,104)	—	—	—	—
Common Stocks
Beverage, Food & Tobacco	276,147	—	—	(25,876)	—	—	—	—	250,271	(25,876)
Leisure, Amusement, Motion Pictures & Entertainment	1,064,720	—	—	632,444	—	—	—	—	1,697,164	632,444

Total	$53,484,730	$12,462	$5,339	$818,748	$26,954,314	$(13,956,624)	$7,590,301	$(37,005,391)	$37,903,880	$814,796

(a)	Purchases include securities received from a restructure.

(b)	Sales include principal reductions.

(c)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $1,093,196,958)	$1,097,629,032
Cash	3,120,035
Receivables:
Investment securities sold	13,021,512
Interest	4,748,770
Fund shares sold	3,103,334
Other assets	44,458

Total assets	1,121,667,141

Liabilities
Payables:
Investment securities purchased	22,034,506
Fund shares redeemed	1,054,426
Manager (See Note 3)	554,624
Transfer agent (See Note 3)	323,636
NYLIFE Distributors (See Note 3)	255,803
Shareholder communication	41,338
Professional fees	32,669
Custodian	4,048
Trustees	3,307
Accrued expenses	9,809
Dividend payable	785,059

Total liabilities	25,099,225

Net assets	$1,096,567,916

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$115,018
Additional paid-in capital	1,160,362,292

1,160,477,310
Distributions in excess of net investment income	(399,011)
Accumulated net realized gain (loss) on investments	(67,942,457)
Net unrealized appreciation (depreciation) on investments	4,432,074

Net assets	$1,096,567,916

Investor Class
Net assets applicable to outstanding shares	$26,406,308

Shares of beneficial interest outstanding	2,770,107

Net asset value per share outstanding	$9.53
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.82

Class A
Net assets applicable to outstanding shares	$384,837,271

Shares of beneficial interest outstanding	40,371,497

Net asset value per share outstanding	$9.53
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.82

Class B
Net assets applicable to outstanding shares	$12,153,234

Shares of beneficial interest outstanding	1,273,994

Net asset value and offering price per share outstanding	$9.54

Class C
Net assets applicable to outstanding shares	$187,580,336

Shares of beneficial interest outstanding	19,671,272

Net asset value and offering price per share outstanding	$9.54

Class I
Net assets applicable to outstanding shares	$485,590,767

Shares of beneficial interest outstanding	50,931,179

Net asset value and offering price per share outstanding	$9.53

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Interest	$51,690,020

Expenses
Manager (See Note 3)	6,329,997
Distribution/Service—Investor Class (See Note 3)	64,706
Distribution/Service—Class A (See Note 3)	1,029,778
Distribution/Service—Class B (See Note 3)	129,873
Distribution/Service—Class C (See Note 3)	1,873,775
Transfer agent (See Note 3)	1,224,041
Registration	161,541
Professional fees	85,824
Shareholder communication	80,996
Trustees	27,976
Custodian	25,003
Miscellaneous	71,871

Total expenses	11,105,381

Net investment income (loss)	40,584,639

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(3,378,690)
Net change in unrealized appreciation (depreciation) on investments	27,629,804

Net realized and unrealized gain (loss) on investments	24,251,114

Net increase (decrease) in net assets resulting from operations	$64,835,753

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$40,584,639	$44,359,469
Net realized gain (loss) on investments and foreign currency transactions	(3,378,690)	(2,337,802)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	27,629,804	(21,797,484)

Net increase (decrease) in net assets resulting from operations	64,835,753	20,224,183

Dividends to shareholders:
From net investment income:
Investor Class	(992,594)	(876,126)
Class A	(16,047,712)	(18,556,633)
Class B	(400,562)	(470,671)
Class C	(5,778,869)	(5,816,212)
Class I	(17,367,575)	(18,642,162)

Total dividends to shareholders	(40,587,312)	(44,361,804)

Capital share transactions:
Net proceeds from sale of shares	412,463,595	763,804,390
Net asset value of shares issued to shareholders in reinvestment of dividends	31,404,002	33,439,655
Cost of shares redeemed	(437,610,104)	(692,388,113)

Increase (decrease) in net assets derived from capital share transactions	6,257,493	104,855,932

Net increase (decrease) in net assets	30,505,934	80,718,311

Net Assets
Beginning of year	1,066,061,982	985,343,671

End of year	$1,096,567,916	$1,066,061,982

Distributions in excess of net investment income at end of year	$(399,011)	$(337,496)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.31	$9.42	$8.97	$7.61	$8.94

Net investment income (loss)	0.36	0.34	0.32	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.22	(0.11)	0.45	1.36	(1.33)

Total from investment operations	0.58	0.23	0.77	1.65	(1.05)

Less dividends:
From net investment income	(0.36)	(0.34)	(0.32)	(0.29)	(0.28)

Redemption fee (a)	—	—	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$9.53	$9.31	$9.42	$8.97	$7.61

Total investment return (b)	6.35%	2.45%	8.76%	22.32%	(12.19	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.83%	3.61%	3.52%	3.63%	4.43	% ††
Net expenses	1.06%	1.06%	1.10%	1.19%	1.05	% ††
Portfolio turnover rate	47%	38%	10%	17%	10%
Net assets at end of period (in 000’s)	$26,406	$26,068	$23,245	$20,191	$14,586

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.31	$9.42	$8.97	$7.61	$9.65

Net investment income (loss)	0.37	0.35	0.33	0.31	0.46
Net realized and unrealized gain (loss) on investments	0.22	(0.11)	0.45	1.36	(2.03)

Total from investment operations	0.59	0.24	0.78	1.67	(1.57)

Less dividends:
From net investment income	(0.37)	(0.35)	(0.33)	(0.31)	(0.47)

Redemption fee (a)	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.53	$9.31	$9.42	$8.97	$7.61

Total investment return (b)	6.42%	2.53%	8.87%	22.53%	(16.91%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.90%	3.69%	3.62%	3.80%	5.36%
Net expenses	0.99%	0.98%	1.00%	1.01%	1.00%
Portfolio turnover rate	47%	38%	10%	17%	10%
Net assets at end of year (in 000’s)	$384,837	$453,282	$429,262	$338,350	$245,193

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.32	$9.43	$8.97	$7.61	$9.65

Net investment income (loss)	0.29	0.27	0.25	0.23	0.39
Net realized and unrealized gain (loss) on investments	0.22	(0.11)	0.46	1.36	(2.03)

Total from investment operations	0.51	0.16	0.71	1.59	(1.64)

Less dividends:
From net investment income	(0.29)	(0.27)	(0.25)	(0.23)	(0.40)

Redemption fee (a)	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.54	$9.32	$9.43	$8.97	$7.61

Total investment return (b)	5.68%	1.59%	8.06%	21.41%	(17.66%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.08%	2.86%	2.76%	2.95%	4.51%
Net expenses	1.81%	1.82%	1.85%	1.94%	1.79%
Portfolio turnover rate	47%	38%	10%	17%	10%
Net assets at end of year (in 000’s)	$12,153	$14,508	$17,665	$20,289	$20,703

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.31	$9.43	$8.97	$7.61	$9.65

Net investment income (loss)	0.29	0.27	0.25	0.24	0.39
Net realized and unrealized gain (loss) on investments	0.23	(0.12)	0.46	1.35	(2.03)

Total from investment operations	0.52	0.15	0.71	1.59	(1.64)

Less dividends:
From net investment income	(0.29)	(0.27)	(0.25)	(0.23)	(0.40)

Redemption fee (a)	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.54	$9.31	$9.43	$8.97	$7.61

Total investment return (b)	5.67%	1.59%	8.06%	21.41%	(17.66%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.09%	2.87%	2.76%	2.89%	4.52%
Net expenses	1.81%	1.81%	1.85%	1.94%	1.79%
Portfolio turnover rate	47%	38%	10%	17%	10%
Net assets at end of year (in 000’s)	$187,580	$197,230	$173,005	$132,105	$104,048

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$9.31	$9.43	$8.97	$7.61	$9.65

Net investment income (loss)	0.39	0.37	0.36	0.33	0.50
Net realized and unrealized gain (loss) on investments	0.22	(0.12)	0.46	1.36	(2.04)

Total from investment operations	0.61	0.25	0.82	1.69	(1.54)

Less dividends:
From net investment income	(0.39)	(0.37)	(0.36)	(0.33)	(0.50)

Redemption fee (a)	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.53	$9.31	$9.43	$8.97	$7.61

Total investment return (b)	6.69%	2.67%	9.26%	22.84%	(16.67%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.14%	3.94%	3.87%	3.97%	5.33%
Net expenses	0.74%	0.73%	0.75%	0.77%	0.71%
Portfolio turnover rate	47%	38%	10%	17%	10%
Net assets at end of year (in 000’s)	$485,591	$374,973	$342,167	$212,257	$103,930

‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Floating Rate Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Floating Rate Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments to $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within four years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Investor Class or Class A shares at the end of the calendar quarter four years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation

Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”). These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

mainstayinvestments.com	27

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund held securities with a value of $3,051,235 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments,

28	MainStay Floating Rate Fund

participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. As of October 31, 2012, the Fund held securities with a value of $34,852,645 that were valued by single broker quotes and/or deemed to be illiquid.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Asset Value	Fair Value at 10/31/12	Valuation Technique	Unobservable Inputs	Range
Floating Rate Loans (11 positions)		$35,956,445	Market Approach	Offered Quotes	$96.50 -$101.25
				Debt Coverage Ratio	100% - 134%
				Liquidity Discount	10%
				EBITDA Multiple	4
Common Stocks (2 positions)		1,947,435	Market Approach	Offered Quotes	$31.75 -$32.00
				Estimated EBITDA	$12.0 m
				Estimated Cash	$32.4 m
				EBITDA Multiple	5

		$37,903,880

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager determines the liquidity of the Fund’s investments; in doing so, the Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income, if any, at least daily and pays them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

mainstayinvestments.com	29

Notes to Financial Statements (continued)

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities — at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses — at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I)  Loan Assignments, Participations and Commitments.  The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. As of October 31, 2012, the Fund did not hold any unfunded commitments.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(K)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to

30	MainStay Floating Rate Fund

obtain a prompt sale at an acceptable price. As of October 31, 2012, the Fund did not hold any restricted securities.

(L)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAV could go down and you could lose money.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. The effective management fee rate was 0.60% for the year ended October 31, 2012.

Prior to February 28, 2012, the Fund paid New York Life Investments a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% on assets up to $1 billion and 0.575% on assets in excess of $1 billion.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $6,329,997.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $7,448 and $50,950, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $20, $32,750, $19,708 and $26,827, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$43,286
Class A	413,324
Class B	21,930
Class C	315,054
Class I	430,447

mainstayinvestments.com	31

Notes to Financial Statements (continued)

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$14,042,172	3.6%

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$386,048	(66,026,231)	$(785,059)	$2,515,848	$(63,909,394)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, modified debt instruments and partnership investments. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(58,842)	$(1,609,043)	$1,667,885

The reclassifications for the Fund are primarily due to modified debt instruments, consent fees and partnership investments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $65,030,876 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2013	$3,166	$—
2014	1,436	—
2015	14,042	—
2016	30,853	—
2017	7,484	—
2018	2,022	—
2019	3,796	—
Unlimited	2,232	995
Total	$65,031	$995

The Fund had $229,008 of capital loss carryforwards that expired during the year ended October 31, 2012.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$40,587,312	$44,361,804

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

32	MainStay Floating Rate Fund

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $514,148 and $464,018, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	462,147	$4,353,923
Shares issued to shareholders in reinvestment of dividends	100,915	950,351
Shares redeemed	(524,249)	(4,930,307)

Net increase (decrease) in shares outstanding before conversion	38,813	373,967
Shares converted into Investor Class (See Note 1)	225,892	2,129,287
Shares converted from Investor Class (See Note 1)	(294,951)	(2,781,371)

Net increase (decrease)	(30,246)	$(278,117)

Year ended October 31, 2011:
Shares sold	755,577	$7,127,043
Shares issued to shareholders in reinvestment of dividends	89,026	837,014
Shares redeemed	(589,639)	(5,545,892)

Net increase (decrease) in shares outstanding before conversion	254,964	2,418,165
Shares converted into Investor Class (See Note 1)	371,104	3,461,637
Shares converted from Investor Class (See Note 1)	(292,368)	(2,757,039)

Net increase (decrease)	333,700	$3,122,763

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	11,869,473	$111,850,091
Shares issued to shareholders in reinvestment of dividends	1,276,176	12,013,913
Shares redeemed	(21,784,353)	(205,010,217)

Net increase (decrease) in shares outstanding before conversion	(8,638,704)	(81,146,213)
Shares converted into Class A (See Note 1)	419,124	3,944,774
Shares converted from Class A (See Note 1)	(105,345)	(999,687)

Net increase (decrease)	(8,324,925)	$(78,201,126)

Year ended October 31, 2011:
Shares sold	30,607,899	$289,831,810
Shares issued to shareholders in reinvestment of dividends	1,474,578	13,878,656
Shares redeemed	(29,407,295)	(275,135,054)

Net increase (decrease) in shares outstanding before conversion	2,675,182	28,575,412
Shares converted into Class A (See Note 1)	646,571	6,088,832
Shares converted from Class A (See Note 1)	(178,133)	(1,646,387)

Net increase (decrease)	3,143,620	$33,017,857

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	205,344	$1,937,257
Shares issued to shareholders in reinvestment of dividends	32,049	301,897
Shares redeemed	(276,357)	(2,598,530)

Net increase (decrease) in shares outstanding before conversion	(38,964)	(359,376)
Shares converted from Class B (See Note 1)	(244,512)	(2,293,003)

Net increase (decrease)	(283,476)	$(2,652,379)

Year ended October 31, 2011:
Shares sold	623,409	$5,892,617
Shares issued to shareholders in reinvestment of dividends	38,587	363,469
Shares redeemed	(431,130)	(4,044,658)

Net increase (decrease) in shares outstanding before conversion	230,866	2,211,428
Shares converted from Class B (See Note 1)	(546,718)	(5,147,043)

Net increase (decrease)	(315,852)	$(2,935,615)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	3,184,357	$30,038,594
Shares issued to shareholders in reinvestment of dividends	436,245	4,109,928
Shares redeemed	(5,130,659)	(48,226,958)

Net increase (decrease)	(1,510,057)	$(14,078,436)

Year ended October 31, 2011:
Shares sold	9,084,726	$86,081,533
Shares issued to shareholders in reinvestment of dividends	413,399	3,887,513
Shares redeemed	(6,669,995)	(62,102,724)

Net increase (decrease)	2,828,130	$27,866,322

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	28,019,165	$264,283,730
Shares issued to shareholders in reinvestment of dividends	1,488,533	14,027,913
Shares redeemed	(18,851,395)	(176,844,092)

Net increase (decrease)	10,656,303	$101,467,551

Year ended October 31, 2011:
Shares sold	39,689,683	$374,871,387
Shares issued to shareholders in reinvestment of dividends	1,537,769	14,473,003
Shares redeemed	(37,253,085)	(345,559,785)

Net increase (decrease)	3,974,367	$43,784,605

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Floating Rate Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Floating Rate Fund of MainStay Funds Trust as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

34	MainStay Floating Rate Fund

Federal Income Tax Information

(Unaudited)

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

mainstayinvestments.com	35

36	MainStay Floating Rate Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	37

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

38	MainStay Floating Rate Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	39

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

40	MainStay Floating Rate Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	41

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

42	MainStay Floating Rate Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	43

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28267 MS265-12	MSFR11-12/12 NL0A4

MainStay Asset Allocation Funds

Message from the President and Annual Report

October 31, 2012

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.23 9.24%	2.74 3.91%	4.68 5.46%	1.39 1.39%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.39 9.41	2.82 3.99	4.73 5.52	1.21 1.21
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	3.46 8.46	2.79 3.14	4.69 4.69	2.14 2.14
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	7.46 8.46	3.14 3.14	4.69 4.69	2.14 2.14
Class I Shares	No Sales Charge		9.81	4.27	5.84	0.96

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	15.21%	0.36%	4.61%
MSCI EAFE® Index[5]	4.61	–5.81	3.17
Barclays U.S. Aggregate Bond Index[6]	5.25	6.38	5.77
Average Lipper Mixed-Asset Target Allocation Conservative Fund[7]	7.97	3.32	4.70

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper mixed-asset target allocation conservative fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,024.40	$2.75	$1,022.40	$2.75

Class A Shares	$1,000.00	$1,026.20	$1.83	$1,023.30	$1.83

Class B Shares	$1,000.00	$1,021.60	$6.56	$1,018.70	$6.55

Class C Shares	$1,000.00	$1,021.60	$6.56	$1,018.70	$6.55

Class I Shares	$1,000.00	$1,027.30	$0.56	$1,024.60	$0.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.54% for Investor Class, 0.36% for Class A, 1.29% for Class B and Class C and 0.11% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	7

Investment Objectives of Underlying Funds as of October 31, 2012 (Unaudited)

See Portfolio of Investments on page 12 for specific holdings within these categories.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its peers and its benchmark during the reporting period?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 9.24% for Investor Class shares, 9.41% for Class A shares, and 8.46% for Class B and Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 9.81%. All share classes outperformed the 7.97% return of the average Lipper2 mixed-asset target allocation conservative fund for the 12 months ended Octo-ber 31, 2012. Over the same period, all share classes underperformed the 15.21% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 4.61% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 5.25% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark of the Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund experienced in terms of relative performance.

Our efforts to manage the risk posture of the Fund through its mix of stocks and bonds had a modestly positive effect on the Fund’s relative performance. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities early in the reporting period and again in the early summer. This positioning benefited relative performance during the portions of the reporting period it was maintained. Persistent exposure to lower-quality bonds and loans also strengthened the Fund’s returns. Efforts to lower the Fund’s sensitivity to interest rates by investing in Underlying Funds that held shorter-maturity instruments detracted somewhat, as yields fell to levels we did not anticipate.

The positive influence from the Fund’s mix of stocks and bonds was almost equally offset by soft performance among several of the Underlying Funds in which the Fund invested. Among the more prominent Underlying Funds that experienced challenges relative to their respective benchmarks and peers were MainStay Large Cap Growth Fund, MainStay U.S. Small Cap Fund and MainStay Floating Rate Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.6 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes, both of which benefited the Fund’s relative per-formance. First, we preferred Underlying Funds that invested in large-cap stocks over Underlying Funds that invested in small-cap stocks. We adopted this positioning because we believed that large-cap companies were more attractively valued, had superior access to capital and were better positioned to benefit from growth in the developing world. Second, we preferred Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States.

In the fixed-income portion of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning reflected our belief that cor-porations have improved the quality of their balance sheets significantly in the past few years by reducing leverage, accu-mulating cash and controlling operating costs. In our opinion, if default rates remain low for the next few years, investors are likely to find the higher yields available from corporate bonds

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information about Lipper Inc.
3.	See footnote on page 6 for more information about the S&P 500® Index.
4.	See footnote on page 6 for more information about the MSCI EAFE® Index.
5.	See footnote on page 6 for more information about the Barclays U.S. Aggregate Bond Index.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Although position sizes have a natural tendency to fluctuate over any extended period, allocations in the equity portion of the Fund were relatively stable during the 12 months ended October 31, 2012.

Among Underlying Equity Funds, the most notable increase was in MainStay 130/30 Core Fund, which continued to provide strong results during the reporting period. Funding for the in-crease came primarily from selling shares of MainStay ICAP Select Equity Fund and MainStay Epoch U.S. All Cap Fund. The Fund’s position in MainStay Epoch Global Choice Fund also increased during the reporting period, partly because of persistently strong performance.

The Fund exited positions in a few Underlying Funds that occupied specialized segments of the investable universe. Among these were MainStay Epoch International Small Cap Fund, MainStay Convertible Fund and MainStay Global High Income Fund. In our opinion, the risk-adjusted return potential of these Underlying Funds was less compelling than it had been in previous periods.

Within the fixed-income portion of the Fund, we emphasized two general themes during the reporting period. First, we sought to move toward the center of the credit-quality spectrum. In doing so, we reduced the Fund’s position in MainStay Indexed Bond Fund, which focuses on high-quality bonds and government issues, and the Fund’s position in MainStay High Yield Opportunities Fund, which focuses on lower-quality bonds. We shifted the proceeds into MainStay Intermediate Term Bond Fund, which focuses on investment-grade issues, and MainStay High Yield Corporate Bond Fund, which tends to focus on the higher-quality end of the below-investment-grade universe. We believed that government bonds represented a poor value proposition, and we remained wary of the junk bond market, which we believed had become increasingly speculative. In light of these concerns, we felt that emphasizing the middle of the quality spectrum would be a prudent strategy. Second, we shortened duration in an effort to reduce the Fund’s sensitivity to a potential rise in interest rates. Our primary tool in this effort was to increase the size of the Fund’s position in MainStay Floating Rate Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, MainStay Common Stock Fund provided the highest total return,

followed closely by MainStay S&P 500 Index Fund and MainStay 130/30 Core Fund. Although all Underlying Equity Funds in which the Fund invested generated positive total returns, the lowest total returns came from MainStay ICAP International Fund and MainStay Large Cap Growth Fund.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall perfor-mance, and which Underlying Equity Funds were the greatest detractors?

The most significant positve contributions to the Fund’s equity performance came from MainStay 130/30 Core Fund and MainStay MAP Fund. (Contributions take weightings and total returns into account.) The weakest equity contributions came from MainStay Epoch Global Choice Fund and MainStay Epoch International Small Cap Fund. That some positions made only marginal contributions tended to reflect position size and timing as much as the returns of the Underlying Funds.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Central bank policy played a pivotal role in the fixed-income markets. Amid slowing global economic growth, distressed European sovereign debt markets and looming fiscal retrenchment in the United States, the Federal Reserve pursued aggressively accommodative policies. The Federal Reserve’s maturity extension program (referred to by some as “operation twist”), its loose policy guidance and its additional securities purchases helped keep interest rates suppressed across the entire yield curve.7 These moves proved detrimental to relative performance to the extent that the Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index. On the other hand, these same policies helped reduce risk aversion and led to tightening credit spreads that benefited the Fund on a larger scale. All told, our decisions in the fixed-income portion of the Fund contributed positively to the Fund’s absolute and relative performance.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

During the 12 months ended October 31, 2012, emerging-market bonds and high-yield debt generally provided strong results. Over the same period, cash and bonds issued by the governments of developed nations provided comparatively weak returns.

7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay Conservative Allocation Fund

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest contribution to the Fund’s fixed-income performance came from a very large position in MainStay Intermediate Term Bond Fund. This was followed by a smaller position in MainStay Flexible Bond Opportunities Fund. While all of the Underlying Funds in which the Fund invested provided positive total returns during the reporting period, the smallest Underlying Fixed-Income Fund contributions came from cash alternatives (MainStay Money Market Fund, MainStay Cash Reserves Fund and MainStay Principal Preservation Fund) and from a very small position in MainStay Global High Income Fund. MainStay Cash Reserves Fund and MainStay Principal Preservation Fund were liquidated during the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments October 31, 2012

	Shares	Value

Affiliated Investment Companies 100.2% †
Equity Funds 39.5%
MainStay 130/30 Core Fund Class I (a)	3,213,708	$26,738,050
MainStay 130/30 International Fund Class I	678,204	4,618,566
MainStay Epoch Global Choice Fund Class I	205,324	3,387,847
MainStay Epoch U.S. All Cap Fund Class I	594,880	14,699,491
MainStay ICAP Equity Fund Class I	346,534	13,677,706
MainStay ICAP International Fund Class I	112,061	3,208,310
MainStay ICAP Select Equity Fund Class I	7,747	290,375
MainStay International Equity Fund Class I	116,871	1,373,238
MainStay Large Cap Growth Fund Class I	2,705,578	21,103,507
MainStay MAP Fund Class I	780,464	27,136,725
MainStay S&P 500 Index Fund Class I	54,192	1,791,589
MainStay U.S. Small Cap Fund Class I (b)	97,928	1,739,208

Total Equity Funds (Cost $106,789,987)		119,764,612

Fixed Income Funds 60.7%
MainStay Flexible Bond Opportunities Fund Class I (a)	1,667,525	15,391,258
MainStay Floating Rate Fund Class I (a)	4,009,892	38,214,269
MainStay High Yield Corporate Bond Fund Class I	1,690,416	10,277,729
MainStay High Yield Opportunities Fund Class I	296,965	3,551,701

	Shares	Value

Fixed Income Funds (continued)
MainStay Indexed Bond Fund Class I (a)	3,346,521	$38,853,113
MainStay Intermediate Term Bond Fund Class I (a)	6,271,222	69,924,122
MainStay Money Market Fund Class A	7,637,086	7,637,086

Total Fixed Income Funds (Cost $177,027,867)		183,849,278

Total Investments (Cost $283,817,854) (c)	100.2%	303,613,890
Other Assets, Less Liabilities	(0.2)	(746,557)
Net Assets	100.0%	$302,867,333

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2012, cost is $285,879,781 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$17,744,882
Gross unrealized depreciation	(10,773)

Net unrealized appreciation	$17,734,109

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$119,764,612	$—	$—	$119,764,612
Fixed Income Funds	183,849,278	—	—	183,849,278

Total Investments	$303,613,890	$—	$—	$303,613,890

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in affiliated investment companies, at value (identified cost $283,817,854)	$303,613,890
Receivables:
Fund shares sold	346,911
Other assets	23,284

Total assets	303,984,085

Liabilities
Due to custodian	139,936
Payables:
Fund shares redeemed	741,910
NYLIFE Distributors (See Note 3)	107,970
Transfer agent (See Note 3)	91,322
Shareholder communication	18,301
Professional fees	11,150
Custodian	963
Trustees	922
Accrued expenses	4,278

Total liabilities	1,116,752

Net assets	$302,867,333

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,191
Additional paid-in capital	280,304,125

280,330,316
Undistributed net investment income	380,627
Accumulated net realized gain (loss) on investments	2,360,354
Net unrealized appreciation (depreciation) on investments	19,796,036

Net assets	$302,867,333

Investor Class
Net assets applicable to outstanding shares	$49,049,606

Shares of beneficial interest outstanding	4,238,558

Net asset value per share outstanding	$11.57
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.24

Class A
Net assets applicable to outstanding shares	$164,116,444

Shares of beneficial interest outstanding	14,184,487

Net asset value per share outstanding	$11.57
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.24

Class B
Net assets applicable to outstanding shares	$35,808,191

Shares of beneficial interest outstanding	3,106,341

Net asset value and offering price per share outstanding	$11.53

Class C
Net assets applicable to outstanding shares	$37,977,010

Shares of beneficial interest outstanding	3,294,770

Net asset value and offering price per share outstanding	$11.53

Class I
Net assets applicable to outstanding shares	$15,916,082

Shares of beneficial interest outstanding	1,366,778

Net asset value and offering price per share outstanding	$11.64

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$7,045,612

Expenses
Distribution/Service—Investor Class (See Note 3)	113,480
Distribution/Service—Class A (See Note 3)	381,849
Distribution/Service—Class B (See Note 3)	346,560
Distribution/Service—Class C (See Note 3)	343,774
Transfer agent (See Note 3)	336,895
Registration	84,293
Shareholder communication	46,273
Professional fees	31,171
Trustees	7,618
Custodian	6,300
Miscellaneous	14,763

Total expenses before waiver/reimbursement	1,712,976
Expense waiver/reimbursement from Manager (See Note 3)	(18,158)

Net expenses	1,694,818

Net investment income (loss)	5,350,794

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	163,735
Realized capital gain distributions from affiliated investment companies	4,537,104

Net realized gain (loss) on investments from affiliated investment companies	4,700,839

Net change in unrealized appreciation (depreciation) on investments	14,142,672

Net realized and unrealized gain (loss) on investments	18,843,511

Net increase (decrease) in net assets resulting from operations	$24,194,305

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,350,794	$4,956,423
Net realized gain (loss) on investments from affiliated investment companies transactions	4,700,839	17,341,532
Net change in unrealized appreciation (depreciation) on investments	14,142,672	(13,351,322)

Net increase (decrease) in net assets resulting from operations	24,194,305	8,946,633

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,047,807)	(971,532)
Class A	(3,834,388)	(3,612,245)
Class B	(555,060)	(592,973)
Class C	(542,159)	(531,492)
Class I	(287,940)	(206,554)

	(6,267,354)	(5,914,796)

From net realized gain on investments:
Investor Class	(428,222)	—
Class A	(1,490,047)	—
Class B	(342,898)	—
Class C	(320,881)	—
Class I	(93,798)	—

	(2,675,846)	—

Total dividends and distributions to shareholders	(8,943,200)	(5,914,796)

Capital share transactions:
Net proceeds from sale of shares	77,688,499	77,873,216
Net asset value of shares issued to shareholders in reinvestment of dividends	8,195,158	5,444,185
Cost of shares redeemed	(55,709,088)	(48,552,081)

Increase (decrease) in net assets derived from capital share transactions	30,174,569	34,765,320

Net increase (decrease) in net assets	45,425,674	37,797,157

Net Assets
Beginning of year	257,441,659	219,644,502

End of year	$302,867,333	$257,441,659

Undistributed net investment income at end of year	$380,627	$335,137

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.96	$10.81	$9.90	$8.76	$10.69

Net investment income (loss) (a)	0.23	0.24	0.23	0.27	0.19
Net realized and unrealized gain (loss) on investments	0.76	0.20	0.91	1.25	(1.91)

Total from investment operations	0.99	0.44	1.14	1.52	(1.72)

Less dividends and distributions:
From net investment income	(0.27)	(0.29)	(0.23)	(0.27)	(0.21)
From net realized gain on investments	(0.11)	—	—	(0.11)	—

Total dividends and distributions	(0.38)	(0.29)	(0.23)	(0.38)	(0.21)

Net asset value at end of period	$11.57	$10.96	$10.81	$9.90	$8.76

Total investment return (b)	9.24%	4.06%	11.70%	18.01%	(16.36	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00%	2.17%	2.26%	2.98%	2.72	% ††
Net expenses (d)	0.53%	0.50%	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement) (d)	0.55%	0.57%	0.63%	0.74%	0.62	% ††
Portfolio turnover rate	62%	55%	32%	36%	35%
Net assets at end of period (in 000’s)	$49,050	$41,525	$34,979	$25,216	$17,140

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.95	$10.80	$9.90	$8.76	$11.47

Net investment income (loss) (a)	0.24	0.25	0.24	0.27	0.30
Net realized and unrealized gain (loss) on investments	0.77	0.20	0.90	1.25	(2.39)

Total from investment operations	1.01	0.45	1.14	1.52	(2.09)

Less dividends and distributions:
From net investment income	(0.28)	(0.30)	(0.24)	(0.27)	(0.49)
From net realized gain on investments	(0.11)	—	—	(0.11)	(0.13)

Total dividends and distributions	(0.39)	(0.30)	(0.24)	(0.38)	(0.62)

Net asset value at end of year	$11.57	$10.95	$10.80	$9.90	$8.76

Total investment return (b)	9.41%	4.28%	11.68%	18.05%	(19.14%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16%	2.27%	2.35%	3.06%	2.91%
Net expenses (c)	0.37%	0.39%	0.42%	0.47%	0.49%
Portfolio turnover rate	62%	55%	32%	36%	35%
Net assets at end of year (in 000’s)	$164,116	$143,520	$121,439	$94,643	$84,434

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.92	$10.76	$9.86	$8.73	$11.42

Net investment income (loss) (a)	0.14	0.15	0.16	0.20	0.22
Net realized and unrealized gain (loss) on investments	0.76	0.21	0.90	1.24	(2.39)

Total from investment operations	0.90	0.36	1.06	1.44	(2.17)

Less dividends and distributions:
From net investment income	(0.18)	(0.20)	(0.16)	(0.20)	(0.39)
From net realized gain on investments	(0.11)	—	—	(0.11)	(0.13)

Total dividends and distributions	(0.29)	(0.20)	(0.16)	(0.31)	(0.52)

Net asset value at end of year	$11.53	$10.92	$10.76	$9.86	$8.73

Total investment return (b)	8.46%	3.30%	10.92%	17.09%	(19.78%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%	1.41%	1.51%	2.25%	2.11%
Net expenses (c)	1.28%	1.25%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.30%	1.32%	1.38%	1.48%	1.33%
Portfolio turnover rate	62%	55%	32%	36%	35%
Net assets at end of year (in 000’s)	$35,808	$33,580	$31,241	$27,417	$23,226

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.92	$10.76	$9.86	$8.73	$11.42

Net investment income (loss) (a)	0.14	0.15	0.16	0.21	0.22
Net realized and unrealized gain (loss) on investments	0.76	0.21	0.90	1.23	(2.39)

Total from investment operations	0.90	0.36	1.06	1.44	(2.17)

Less dividends and distributions:
From net investment income	(0.18)	(0.20)	(0.16)	(0.20)	(0.39)
From net realized gain on investments	(0.11)	—	—	(0.11)	(0.13)

Total dividends and distributions	(0.29)	(0.20)	(0.16)	(0.31)	(0.52)

Net asset value at end of year	$11.53	$10.92	$10.76	$9.86	$8.73

Total investment return (b)	8.46%	3.40%	10.82%	17.09%	(19.79%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25%	1.41%	1.51%	2.29%	2.12%
Net expenses (c)	1.28%	1.25%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.30%	1.32%	1.38%	1.48%	1.33%
Portfolio turnover rate	62%	55%	32%	36%	35%
Net assets at end of year (in 000’s)	$37,977	$30,224	$26,375	$21,498	$18,846

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.02	$10.87	$9.95	$8.81	$11.54

Net investment income (loss) (a)	0.27	0.28	0.27	0.30	0.33
Net realized and unrealized gain (loss) on investments	0.77	0.20	0.92	1.24	(2.41)

Total from investment operations	1.04	0.48	1.19	1.54	(2.08)

Less dividends and distributions:
From net investment income	(0.31)	(0.33)	(0.27)	(0.29)	(0.52)
From net realized gain on investments	(0.11)	—	—	(0.11)	(0.13)

Total dividends and distributions	(0.42)	(0.33)	(0.27)	(0.40)	(0.65)

Net asset value at end of year	$11.64	$11.02	$10.87	$9.95	$8.81

Total investment return (b)	9.81%	4.42%	12.10%	18.23%	(18.90%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41%	2.49%	2.58%	3.37%	3.16%
Net expenses (c)	0.12%	0.14%	0.17%	0.22%	0.23%
Expenses (before waiver/reimbursement) (c)	0.12%	0.14%	0.17%	0.22%	0.28%
Portfolio turnover rate	62%	55%	32%	36%	35%
Net assets at end of year (in 000’s)	$15,916	$8,593	$5,611	$1,041	$1,150

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	\With sales charges Excluding sales charges	4.12 10.19%	1.12 2.27%	4.47 5.25%	1.50 1.50%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.35 10.43	1.20 2.35	4.52 5.30	1.30 1.30
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4.47 9.47	1.14 1.51	4.46 4.46	2.25 2.25
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.47 9.47	1.50 1.50	4.45 4.45	2.25 2.25
Class I Shares	No Sales Charge		10.75	2.64	5.59	1.05

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	19

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	15.21%	0.36%	4.61%
MSCI EAFE® Index[5]	4.61	–5.81	3.17
Barclays U.S. Aggregate Bond Index[6]	5.25	6.38	5.77
Average Lipper Mixed-Asset Target Allocation Moderate Fund[7]	9.05	1.70	4.54

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper mixed-asset target allocation moderate fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Moderate Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,020.50	$2.74	$1,022.40	$2.75

Class A Shares	$1,000.00	$1,021.30	$1.78	$1,023.40	$1.78

Class B Shares	$1,000.00	$1,017.20	$6.54	$1,018.70	$6.55

Class C Shares	$1,000.00	$1,017.20	$6.54	$1,018.70	$6.55

Class I Shares	$1,000.00	$1,022.90	$0.51	$1,024.60	$0.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.54% for Investor Class, 0.35% for Class A, 1.29% for Class B and Class C and 0.10% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	21

Investment Objectives of Underlying Funds as of October 31, 2012 (Unaudited)

See Portfolio of Investments on page 26 for specific holdings within these categories.

22	MainStay Moderate Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its peers and its benchmark during the reporting period?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 10.19% for Investor Class shares, 10.43% for Class A shares, and 9.47% for Class B and Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 10.75%. All share classes outperformed the 9.05% return of the average Lipper2 mixed-asset target allocation moderate fund for the 12 months ended October 31, 2012. Over the same period, all share classes underperformed the 15.21% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 4.61% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 5.25% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark of the Fund. See page 19 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund experienced in terms of relative performance.

Our efforts to manage the risk posture of the Fund through its mix of stocks and bonds had a modestly positive effect on the Fund’s relative performance. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities early in the reporting period and again in the early summer. This positioning benefited relative performance during the portions of the reporting period it was maintained. Persistent exposure to lower-quality bonds and loans also strengthened the Fund’s returns. Efforts to lower the Fund’s sensitivity to interest rates by investing in Underlying Funds that held shorter-maturity instruments detracted somewhat, as yields fell to levels we did not anticipate.

The positive influence from the Fund’s mix of stocks and bonds was almost equally offset by soft performance among several of the Underlying Funds in which the Fund invested. Among the more prominent Underlying Funds that experienced challenges relative to their respective benchmarks and peers were MainStay Large Cap Growth Fund, MainStay U.S. Small Cap Fund and MainStay Floating Rate Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.6 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes, both of which benefited the Fund’s relative per-formance. First, we preferred Underlying Funds that invested in large-cap stocks over Underlying Funds that invested in small-cap stocks. We adopted this positioning because we believed that large-cap companies were more attractively valued, had superior access to capital and were better positioned to benefit from growth in the developing world. Second, we preferred Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States.

In the fixed-income portion of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning reflected our belief that corporations have improved the quality of their balance sheets significantly in the past few years by reducing leverage, accumulating cash and controlling operating costs. In our opinion, if default rates remain low for the next few years, investors are likely to find the higher yields available from corporate bonds quite attractive compared to the yields available on U.S. Treasury instruments.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 20 for more information about Lipper Inc.
3.	See footnote on page 20 for more information about the S&P 500® Index.
4.	See footnote on page 20 for more information about the MSCI EAFE® Index.
5.	See footnote on page 20 for more information about the Barclays U.S. Aggregate Bond Index.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	23

How did the Fund’s allocations change over the course of the reporting period?

Although position sizes have a natural tendency to fluctuate over any extended period, allocations in the equity portion of the Fund were relatively stable during the 12 months ended October 31, 2012.

Among Underlying Equity Funds, the most notable increase was in MainStay 130/30 Core Fund, which continued to provide strong results during the reporting period. Funding for the increase came primarily from selling shares of MainStay ICAP Select Equity Fund and MainStay Common Stock Fund. The Fund’s position in MainStay Epoch Global Choice Fund also increased during the reporting period, partly because of persistently strong performance.

The Fund exited positions in a few Underlying Funds that occupied specialized segments of the investable universe. Among these were MainStay Epoch International Small Cap Fund, MainStay Convertible Fund and MainStay Global High Income Fund. In our opinion, the risk-adjusted return potential of these Underlying Funds was less compelling than it had been in previous periods.

Within the fixed-income portion of the Fund, we emphasized two general themes during the reporting period. First, we sought to move toward the center of the credit-quality spectrum. In doing so, we eliminated the Fund’s position in MainStay Indexed Bond Fund, which focuses on high-quality bonds and government issues, and the Fund’s position in MainStay High Yield Opportunities Fund, which focuses on lower-quality bonds. We shifted the proceeds into MainStay Intermediate Term Bond Fund, which focuses on investment-grade issues, and MainStay High Yield Corporate Bond Fund, which tends to focus on the higher-quality end of the below-investment-grade universe. We believed that government bonds represented a poor value proposition, and we remained wary of the junk bond market, which we believed had become increasingly speculative. In light of these concerns, we felt that emphasizing the middle of the quality spectrum would be a prudent strategy. Second, we shortened duration in an effort to reduce the Fund’s sensitivity to a potential rise in interest rates. Our primary tool in this effort was to increase the size of the Fund’s position in MainStay Floating Rate Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, MainStay Common Stock Fund provided the highest total return, followed closely by MainStay S&P 500 Index Fund and MainStay 130/30 Core Fund. Although all Underlying Equity Funds in which the Fund invested generated positive total returns, the lowest total returns came from MainStay ICAP International Fund and MainStay Large Cap Growth Fund.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall perfor-mance, and which Underlying Equity Funds were the greatest detractors?

The most significant positive contributions to the Fund’s equity performance came from MainStay 130/30 Core Fund and MainStay MAP Fund. (Contributions take weightings and total returns into account.) The weakest equity contributions came from MainStay Epoch International Small Cap Fund and MainStay International Equity Fund. That some positions made only marginal contributions tended to reflect position size and timing as much as the returns of the Underlying Funds.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Central bank policy played a pivotal role in the fixed-income markets. Amid slowing global economic growth, distressed European sovereign debt markets and looming fiscal retrenchment in the United States, the Federal Reserve pursued aggressively accommodative policies. The Federal Reserve’s maturity extension program (referred to by some as “operation twist”), its loose policy guidance and its additional securities purchases helped keep interest rates suppressed across the entire yield curve.7 These moves proved detrimental to relative performance to the extent that the Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index. On the other hand, these same policies helped reduce risk aversion and led to tightening credit spreads that benefited the Fund on a larger scale. All told, our decisions in the fixed-income portion of the Fund contributed positively to the Fund’s absolute and relative performance.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

During the 12 months ended October 31, 2012, emerging-market bonds and high-yield debt generally provided strong results. Over the same period, cash and bonds issued by the governments of developed nations provided comparatively weak returns.

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest contribution to the Fund’s fixed-income performance came from a large position in MainStay Intermediate Term Bond

7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

24	MainStay Moderate Allocation Fund

Fund. This was followed by a smaller position in MainStay Flexible Bond Opportunities Fund. While all of the Underlying Funds in which the Fund invested provided positive total returns during the reporting period, the smallest Underlying Fixed-Income Fund contributions came from cash alternatives (MainStay Money Market Fund, MainStay Cash Reserves Fund and MainStay Principal Preservation Fund) and from a very small position in MainStay Global High Income Fund. MainStay Cash Reserves Fund and MainStay Principal Preservation Fund were liquidated during the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	25

Portfolio of Investments October 31, 2012

	Shares	Value
Affiliated Investment Companies 100.1% †
Equity Funds 59.4%
MainStay 130/30 Core Fund Class I (a)	6,215,606	$51,713,839
MainStay 130/30 International Fund Class I (a)	2,435,765	16,587,558
MainStay Epoch Global Choice Fund Class I (a)	844,792	13,939,074
MainStay Epoch U.S. All Cap Fund Class I (a)	1,370,274	33,859,469
MainStay ICAP Equity Fund Class I	763,838	30,148,701
MainStay ICAP International Fund Class I	402,452	11,522,194
MainStay ICAP Select Equity Fund Class I	40,669	1,524,286
MainStay International Equity Fund Class I	419,842	4,933,145
MainStay Large Cap Growth Fund Class I	5,490,909	42,829,090
MainStay MAP Fund Class I	1,695,027	58,936,082
MainStay S&P 500 Index Fund Class I	115,893	3,831,434
MainStay U.S. Small Cap Fund Class I (b)	360,460	6,401,770

Total Equity Funds (Cost $238,152,825)		276,226,642

Fixed Income Funds 40.7%
MainStay Flexible Bond Opportunities Fund Class I (a)	2,576,581	23,781,847
MainStay Floating Rate Fund Class I (a)	4,962,623	47,293,801
MainStay High Yield Corporate Bond Fund Class I	1,831,079	11,132,960
MainStay High Yield Opportunities Fund Class I	59,817	715,412

	Shares	Value
Fixed Income Funds (continued)
MainStay Intermediate Term Bond Fund Class I (a)	8,451,798	$94,237,543
MainStay Money Market Fund Class A	11,846,122	11,846,122

Total Fixed Income Funds (Cost $181,919,436)		189,007,685

Total Investments (Cost $420,072,261) (c)	100.1%	465,234,327
Other Assets, Less Liabilities	(0.1)	(631,514)
Net Assets	100.0%	$464,602,813

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2012, cost is $425,494,856 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$39,739,471
Gross unrealized depreciation	—

Net unrealized appreciation	$39,739,471

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$276,226,642	$—	$—	$276,226,642
Fixed Income Funds	189,007,685	—	—	189,007,685

Total Investments	$465,234,327	$—	$—	$465,234,327

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

26	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in affiliated investment companies, at value (identified cost $420,072,261)	$465,234,327
Receivables:
Fund shares sold	672,793
Other assets	23,099

Total assets	465,930,219

Liabilities
Due to custodian	275,908
Payables:
Fund shares redeemed	659,290
NYLIFE Distributors (See Note 3)	173,092
Transfer agent (See Note 3)	172,652
Shareholder communication	26,574
Professional fees	12,812
Trustees	1,420
Custodian	1,036
Accrued expenses	4,622

Total liabilities	1,327,406

Net assets	$464,602,813

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,948
Additional paid-in capital	426,228,631

426,267,579
Undistributed net investment income	3,970,202
Accumulated net realized gain (loss) on investments	(10,797,034)
Net unrealized appreciation (depreciation) on investments	45,162,066

Net assets	$464,602,813

Investor Class
Net assets applicable to outstanding shares	$102,909,871

Shares of beneficial interest outstanding	8,602,471

Net asset value per share outstanding	$11.96
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price per share outstanding	$12.66

Class A
Net assets applicable to outstanding shares	$229,050,745

Shares of beneficial interest outstanding	19,131,292

Net asset value per share outstanding	$11.97
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price per share outstanding	$12.67

Class B
Net assets applicable to outstanding shares	$77,807,468

Shares of beneficial interest outstanding	6,590,531

Net asset value and offering price per share outstanding	$11.81

Class C
Net assets applicable to outstanding shares	$42,203,460

Shares of beneficial interest outstanding	3,574,394

Net asset value and offering price per share outstanding	$11.81

Class I
Net assets applicable to outstanding shares	$12,631,269

Shares of beneficial interest outstanding	1,049,294

Net asset value and offering price per share outstanding	$12.04

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$9,351,448
Interest	105

Total income	9,351,553

Expenses
Distribution/Service—Investor Class (See Note 3)	243,146
Distribution/Service—Class A (See Note 3)	546,139
Distribution/Service—Class B (See Note 3)	761,479
Distribution/Service—Class C (See Note 3)	407,040
Transfer agent (See Note 3)	646,748
Registration	84,702
Shareholder communication	63,952
Professional fees	33,511
Trustees	12,095
Custodian	6,833
Miscellaneous	19,939

Total expenses before waiver/reimbursement	2,825,584
Expense waiver/reimbursement from Manager (See Note 3)	(34,856)

Net expenses	2,790,728

Net investment income (loss)	6,560,825

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	15,734
Realized capital gain distributions from affiliated investment companies	7,010,705

Net realized gain (loss) on investments from affiliated investment companies	7,026,439

Net change in unrealized appreciation (depreciation) on investments	29,009,472

Net realized and unrealized gain (loss) on investments	36,035,911

Net increase (decrease) in net assets resulting from operations	$42,596,736

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,560,825	$6,575,964
Net realized gain (loss) on investments from affiliated investment companies transactions	7,026,439	22,615,693
Net change in unrealized appreciation (depreciation) on investments	29,009,472	(15,086,763)

Net increase (decrease) in net assets resulting from operations	42,596,736	14,104,894

Dividends to shareholders:
From net investment income:
Investor Class	(1,681,579)	(1,540,632)
Class A	(4,127,248)	(4,491,728)
Class B	(810,977)	(919,966)
Class C	(434,349)	(459,470)
Class I	(221,938)	(193,133)

Total dividends to shareholders	(7,276,091)	(7,604,929)

Capital share transactions:
Net proceeds from sale of shares	79,215,407	93,276,848
Net asset value of shares issued to shareholders in reinvestment of dividends	6,951,917	7,234,880
Cost of shares redeemed	(77,604,432)	(94,887,608)

Increase (decrease) in net assets derived from capital share transactions	8,562,892	5,624,120

Net increase (decrease) in net assets	43,883,537	12,124,085

Net Assets
Beginning of year	420,719,276	408,595,191

End of year	$464,602,813	$420,719,276

Undistributed net investment income at end of year	$3,970,202	$3,720,709

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.06	$10.86	$9.84	$8.77	$11.12

Net investment income (loss) (a)	0.18	0.18	0.17	0.22	0.14
Net realized and unrealized gain (loss) on investments	0.93	0.23	1.03	1.22	(2.49)

Total from investment operations	1.11	0.41	1.20	1.44	(2.35)

Less dividends and distributions:
From net investment income	(0.21)	(0.21)	(0.18)	(0.26)	—
From net realized gain on investments	—	—	—	(0.11)	—

Total dividends and distributions	(0.21)	(0.21)	(0.18)	(0.37)	—

Net asset value at end of period	$11.96	$11.06	$10.86	$9.84	$8.77

Total investment return (b)	10.19%	3.73%	12.49%	17.12%	(21.13	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%	1.65%	1.64%	2.48%	1.94	% ††
Net expenses (d)	0.53%	0.50%	0.50%	0.46%	0.45	% ††
Expenses (before waiver/reimbursement) (d)	0.54%	0.56%	0.60%	0.73%	0.61	% ††
Portfolio turnover rate	64%	60%	41%	35%	40%
Net assets at end of period (in 000’s)	$102,910	$90,248	$78,993	$63,454	$46,290

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.06	$10.87	$9.83	$8.76	$12.32

Net investment income (loss) (a)	0.20	0.20	0.18	0.22	0.24
Net realized and unrealized gain (loss) on investments	0.93	0.22	1.05	1.22	(3.29)

Total from investment operations	1.13	0.42	1.23	1.44	(3.05)

Less dividends and distributions:
From net investment income	(0.22)	(0.23)	(0.19)	(0.26)	(0.31)
From net realized gain on investments	—	—	—	(0.11)	(0.20)

Total dividends and distributions	(0.22)	(0.23)	(0.19)	(0.37)	(0.51)

Net asset value at end of year	$11.97	$11.06	$10.87	$9.83	$8.76

Total investment return (b)	10.43%	3.85%	12.65%	17.14%	(25.78%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75%	1.79%	1.76%	2.56%	2.17%
Net expenses (c)	0.35%	0.36%	0.38%	0.43%	0.46%
Portfolio turnover rate	64%	60%	41%	35%	40%
Net assets at end of year (in 000’s)	$229,051	$207,282	$210,071	$176,139	$146,133

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.91	$10.72	$9.72	$8.65	$12.23

Net investment income (loss) (a)	0.10	0.10	0.09	0.15	0.15
Net realized and unrealized gain (loss) on investments	0.92	0.22	1.03	1.21	(3.27)

Total from investment operations	1.02	0.32	1.12	1.36	(3.12)

Less dividends and distributions:
From net investment income	(0.12)	(0.13)	(0.12)	(0.18)	(0.26)
From net realized gain on investments	—	—	—	(0.11)	(0.20)

Total dividends and distributions	(0.12)	(0.13)	(0.12)	(0.29)	(0.46)

Net asset value at end of year	$11.81	$10.91	$10.72	$9.72	$8.65

Total investment return (b)	9.47%	2.94%	11.71%	16.34%	(26.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%	0.90%	0.89%	1.77%	1.38%
Net expenses (c)	1.28%	1.25%	1.25%	1.21%	1.22%
Expenses (before waiver/reimbursement) (c)	1.29%	1.31%	1.35%	1.49%	1.32%
Portfolio turnover rate	64%	60%	41%	35%	40%
Net assets at end of year (in 000’s)	$77,807	$73,686	$72,829	$67,726	$58,738

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.91	$10.73	$9.72	$8.66	$12.23

Net investment income (loss) (a)	0.09	0.10	0.09	0.15	0.15
Net realized and unrealized gain (loss) on investments	0.93	0.22	1.04	1.20	(3.26)

Total from investment operations	1.02	0.32	1.13	1.35	(3.11)

Less dividends and distributions:
From net investment income	(0.12)	(0.14)	(0.12)	(0.18)	(0.26)
From net realized gain on investments	—	—	—	(0.11)	(0.20)

Total dividends and distributions	(0.12)	(0.14)	(0.12)	(0.29)	(0.46)

Net asset value at end of year	$11.81	$10.91	$10.73	$9.72	$8.66

Total investment return (b)	9.47%	2.94%	11.69%	16.19%	(26.33%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	0.91%	0.90%	1.78%	1.39%
Net expenses (c)	1.28%	1.25%	1.25%	1.21%	1.22%
Expenses (before waiver/reimbursement) (c)	1.29%	1.31%	1.35%	1.49%	1.32%
Portfolio turnover rate	64%	60%	41%	35%	40%
Net assets at end of year (in 000’s)	$42,203	$39,531	$37,895	$33,043	$27,005

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.12	$10.92	$9.87	$8.80	$12.37

Net investment income (loss) (a)	0.23	0.23	0.20	0.25	0.27
Net realized and unrealized gain (loss) on investments	0.94	0.22	1.06	1.21	(3.31)

Total from investment operations	1.17	0.45	1.26	1.46	(3.04)

Less dividends and distributions:
From net investment income	(0.25)	(0.25)	(0.21)	(0.28)	(0.33)
From net realized gain on investments	—	—	—	(0.11)	(0.20)

Total dividends and distributions	(0.25)	(0.25)	(0.21)	(0.39)	(0.53)

Net asset value at end of year	$12.04	$11.12	$10.92	$9.87	$8.80

Total investment return (b)	10.75%	4.16%	12.94%	17.40%	(25.54%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%	2.05%	1.93%	2.81%	2.52%
Net expenses (c)	0.10%	0.11%	0.13%	0.18%	0.19%
Portfolio turnover rate	64%	60%	41%	35%	40%
Net assets at end of year (in 000’s)	$12,631	$9,972	$8,806	$4,447	$5,358

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.22 10.29%	–0.71 0.42%	3.89 4.67%	1.66 1.66%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.35 10.42	–0.64 0.49	3.93 4.71	1.46 1.46
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4.38 9.38	–0.70 –0.34	3.87 3.87	2.41 2.41
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.37 9.37	–0.34 –0.34	3.87 3.87	2.41 2.41
Class I Shares	No Sales Charge		10.70	0.76	5.03	1.21

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	33

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	15.21%	0.36%	4.61%
MSCI EAFE® Index[5]	4.61	–5.81	3.17
Barclays U.S. Aggregate Bond Index[6]	5.25	6.38	5.77
Average Lipper Mixed-Asset Target Allocation Growth Fund[7]	9.58	0.60	4.38

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

34	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,011.10	$2.78	$1,022.40	$2.80

Class A Shares	$1,000.00	$1,011.10	$1.82	$1,023.30	$1.83

Class B Shares	$1,000.00	$1,006.90	$6.56	$1,018.60	$6.60

Class C Shares	$1,000.00	$1,006.90	$6.56	$1,018.60	$6.60

Class I Shares	$1,000.00	$1,013.60	$0.56	$1,024.60	$0.56

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.55% for Investor Class, 0.36% for Class A, 1.30% for Class B and Class C and 0.11% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	35

Investment Objectives of Underlying Funds as of October 31, 2012 (Unaudited)

See Portfolio of Investments on page 40 for specific holdings within these categories.

36	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its peers and its benchmark during the reporting period?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 10.29% for Investor Class shares, 10.42% for Class A shares, 9.38% for Class B shares and 9.37% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 10.70%. Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the 9.58% return of the average Lipper2 mixed-asset target allocation growth fund for the 12 months ended October 31, 2012. Over the same period, all share classes underperformed the 15.21% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 4.61% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 5.25% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark of the Fund. See page 33 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund experienced in terms of relative performance.

Our efforts to manage the risk posture of the Fund through its mix of stocks and bonds had a modestly positive effect on the Fund’s relative performance. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities early in the reporting period and again in the early summer. This positioning benefited relative performance during the portions of the reporting period it was maintained. Persistent exposure to lower-quality bonds and loans also strengthened the Fund’s returns. Efforts to lower the Fund’s sensitivity to interest rates by investing in Underlying Funds that held shorter-maturity instruments detracted somewhat, as yields fell to levels we did not anticipate.

The positive influence from the Fund’s mix of stocks and bonds was more than offset by soft performance among several of the Underlying Funds in which the Fund invested. Among the more prominent Underlying Funds that experienced challenges relative to their respective benchmarks and peers were MainStay Large Cap Growth Fund, MainStay U.S. Small Cap Fund and MainStay Floating Rate Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.6 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes, both of which benefited the Fund’s relative per-formance. First, we preferred Underlying Funds that invested in large-cap stocks over Underlying Funds that invested in small-cap stocks. We adopted this positioning because we believed that large-cap companies were more attractively valued, had superior access to capital and were better positioned to benefit from growth in the developing world. Second, we preferred Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States.

In the fixed-income portion of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning reflected our belief that cor-porations have improved the quality of their balance sheets significantly in the past few years by reducing leverage, accu-mulating cash and controlling operating costs. In our opinion, if default rates remain low for the next few years, investors are likely to find the higher yields available from corporate bonds

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 34 for more information about Lipper Inc.
3.	See footnote on page 34 for more information about the S&P 500® Index.
4.	See footnote on page 34 for more information about the MSCI EAFE® Index.
5.	See footnote on page 34 for more information about the Barclays U.S. Aggregate Bond Index.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	37

quite attractive compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Although position sizes have a natural tendency to fluctuate over any extended period, allocations in the equity portion of the Fund were relatively stable during the 12 months ended October 31, 2012.

Among Underlying Equity Funds, the most discernible change was an increase in MainStay ICAP Equity Fund, with funding coming primarily from selling shares of MainStay Epoch U.S. All Cap Fund. The Fund’s position in MainStay Epoch Global Choice Fund also increased during the reporting period, partly because of persistently strong performance.

The Fund exited positions in a few Underlying Funds that occupied specialized segments of the investable universe. Among these were MainStay Epoch International Small Cap Fund and MainStay Convertible Fund. In our opinion, the risk-adjusted return potential of these Underlying Funds was less compelling than it had been in previous periods.

Within the fixed-income portion of the Fund, we emphasized two general themes during the reporting period. First, we sought to move toward the center of the credit-quality spectrum. In doing so, we shifted from MainStay High Yield Opportunities Fund, which focuses on lower-quality bonds, into MainStay High Yield Corporate Bond Fund, which tends to focus on the higher-qual-ity end of the below-investment-grade universe. We believed that government bonds represented a poor value proposition, and we remained wary of the junk bond market, which we believed had become increasingly speculative. In light of these concerns, we felt that emphasizing the middle of the quality spectrum would be a prudent strategy. Second, we shortened duration in an effort to reduce the Fund’s sensitivity to a potential rise in interest rates. Our primary tool in this effort was to increase the size of the Fund’s position in MainStay Floating Rate Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, MainStay Common Stock Fund provided the highest total return, followed closely by MainStay S&P 500 Index Fund and MainStay 130/30 Core Fund. Although all Underlying Equity Funds in which the Fund invested generated positive total returns, the lowest total returns came from MainStay ICAP International Fund and MainStay Large Cap Growth Fund.

Which Underlying Equity Funds made the strongest positive contributions to the Fund’s overall perfor-mance, and which Underlying Equity Funds were the greatest detractors?

The most significant positive contributions to the Fund’s equity performance came from MainStay 130/30 Core Fund and MainStay MAP Fund. (Contributions take weightings and total returns into account.) The weakest equity contributions came from MainStay Epoch International Small Cap Fund and MainStay Common Stock Fund. That some positions made only marginal contributions tended to reflect position size and timing as much as the returns of the Underlying Funds.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

Central bank policy played a pivotal role in the fixed-income markets. Amid slowing global economic growth, distressed European sovereign debt markets and looming fiscal retrenchment in the United States, the Federal Reserve pursued aggressively accommodative policies. The Federal Reserve’s maturity extension program (referred to by some as “operation twist”), its loose policy guidance and its additional securities purchases helped keep interest rates suppressed across the entire yield curve.7 These moves proved detrimental to relative performance to the extent that the Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index. On the other hand, these same policies helped reduce risk aversion and led to tightening credit spreads that benefited the Fund on a larger scale. All told, our decisions in the fixed-income portion of the Fund contributed positively to the Fund’s absolute and relative performance.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

During the 12 months ended October 31, 2012, emerging-market bonds and high-yield debt generally provided strong results. Over the same period, cash and bonds issued by the governments of developed nations provided comparatively weak returns.

Which Underlying Fixed Income Funds made the strongest positive contributions to the Fund’s perfor-mance, and which Underlying Fixed Income Funds were the greatest detractors?

The largest contributions to the Fund’s fixed-income performance came from MainStay Flexible Bond Opportunities Fund and Mainstay Floating Rate Fund. While all of the Underlying Funds in which the Fund invested provided positive total returns during

7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

38	MainStay Moderate Growth Allocation Fund

the reporting period, the smallest Underlying Fixed-Income Fund contributions came from cash alternatives (MainStay Money Market Fund, MainStay Cash Reserves Fund and MainStay Principal Preservation Fund) and from a very small position in MainStay Convertible Fund. MainStay Cash Reserves Fund and MainStay Principal Preservation Fund were liquidated during the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	39

Portfolio of Investments October 31, 2012

	Shares	Value
Affiliated Investment Companies 100.1% †
Equity Funds 79.8%
MainStay 130/30 Core Fund Class I (a)	6,351,511	$52,844,571
MainStay 130/30 International Fund Class I (a)	3,901,760	26,570,986
MainStay Common Stock Fund Class I (a)	490,187	6,343,017
MainStay Epoch Global Choice Fund Class I (a)	790,795	13,048,112
MainStay Epoch U.S. All Cap Fund Class I (a)	1,092,532	26,996,458
MainStay ICAP Equity Fund Class I	795,967	31,416,828
MainStay ICAP International Fund Class I	644,663	18,456,688
MainStay ICAP Select Equity Fund Class I	37,916	1,421,109
MainStay International Equity Fund Class I	668,711	7,857,351
MainStay Large Cap Growth Fund Class I	5,840,025	45,552,192
MainStay MAP Fund Class I (a)	2,043,745	71,061,003
MainStay S&P 500 Index Fund Class I	107,598	3,557,200
MainStay U.S. Small Cap Fund Class I (a)(b)	2,145,714	38,107,885

Total Equity Funds (Cost $299,907,369)		343,233,400

Fixed Income Funds 20.3%
MainStay Flexible Bond Opportunities Fund Class I (a)	1,824,243	16,837,764
MainStay Floating Rate Fund Class I (a)	4,034,602	38,449,762
MainStay High Yield Corporate Bond Fund Class I	1,704,044	10,360,590

	Shares	Value
Fixed Income Funds (continued)
MainStay High Yield Opportunities Fund Class I	55,362	$662,132
MainStay Intermediate Term Bond Fund Class I	1,140,811	12,720,045
MainStay Money Market Fund Class A	8,487,272	8,487,272

Total Fixed Income Funds (Cost $84,049,874)		87,517,565

Total Investments (Cost $383,957,243) (c)	100.1%	430,750,965
Other Assets, Less Liabilities	(0.1)	(584,234)
Net Assets	100.0%	$430,166,731

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2012, cost is $391,040,459 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$39,710,506
Gross unrealized depreciation	—

Net unrealized appreciation	$39,710,506

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$343,233,400	$—	$—	$343,233,400
Fixed Income Funds	87,517,565	—	—	87,517,565

Total Investments	$430,750,965	$—	$—	$430,750,965

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

40	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in affiliated investment companies, at value (identified cost $383,957,243)	$430,750,965
Receivables:
Fund shares sold	529,065
Manager (See Note 3)	3,314
Other assets	20,807

Total assets	431,304,151

Liabilities
Due to custodian	185,182
Payables:
Fund shares redeemed	530,634
Transfer agent (See Note 3)	206,844
NYLIFE Distributors (See Note 3)	169,895
Shareholder communication	25,347
Professional fees	12,588
Trustees	1,327
Custodian	1,048
Accrued expenses	4,555

Total liabilities	1,137,420

Net assets	$430,166,731

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,627
Additional paid-in capital	412,608,182

412,644,809
Undistributed net investment income	1,068,136
Accumulated net realized gain (loss) on investments	(30,339,936)
Net unrealized appreciation (depreciation) on investments	46,793,722

Net assets	$430,166,731

Investor Class
Net assets applicable to outstanding shares	$133,412,508

Shares of beneficial interest outstanding	11,316,721

Net asset value per share outstanding	$11.79
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price per share outstanding	$12.48

Class A
Net assets applicable to outstanding shares	$174,088,830

Shares of beneficial interest outstanding	14,749,090

Net asset value per share outstanding	$11.80
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price per share outstanding	$12.49

Class B
Net assets applicable to outstanding shares	$92,619,565

Shares of beneficial interest outstanding	7,976,773

Net asset value and offering price per share outstanding	$11.61

Class C
Net assets applicable to outstanding shares	$28,724,872

Shares of beneficial interest outstanding	2,473,863

Net asset value and offering price per share outstanding	$11.61

Class I
Net assets applicable to outstanding shares	$1,320,956

Shares of beneficial interest outstanding	110,942

Net asset value and offering price per share outstanding	$11.91

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	41

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,423,615

Expenses
Distribution/Service—Investor Class (See Note 3)	320,695
Distribution/Service—Class A (See Note 3)	421,560
Distribution/Service—Class B (See Note 3)	922,572
Distribution/Service—Class C (See Note 3)	274,583
Transfer agent (See Note 3)	779,569
Registration	76,622
Shareholder communication	66,017
Professional fees	32,647
Trustees	11,387
Custodian	6,317
Miscellaneous	19,167

Total expenses before waiver/reimbursement	2,931,136
Expense waiver/reimbursement from Manager (See Note 3)	(86,308)

Net expenses	2,844,828

Net investment income (loss)	3,578,787

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(2,204,084)
Realized capital gain distributions from affiliated investment companies	6,750,742

Net realized gain (loss) on investments from affiliated investment companies	4,546,658

Net change in unrealized appreciation (depreciation) on investments	31,935,057

Net realized and unrealized gain (loss) on investments	36,481,715

Net increase (decrease) in net assets resulting from operations	$40,060,502

42	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,578,787	$3,837,680
Net realized gain (loss) on investments from affiliated investment companies transactions	4,546,658	15,527,589
Net change in unrealized appreciation (depreciation) on investments	31,935,057	(6,555,156)

Net increase (decrease) in net assets resulting from operations	40,060,502	12,810,113

Dividends to shareholders:
From net investment income:
Investor Class	(1,342,279)	(1,421,737)
Class A	(1,972,643)	(2,286,338)
Class B	(295,031)	(555,917)
Class C	(85,115)	(149,275)
Class I	(18,643)	(25,962)

Total dividends to shareholders	(3,713,711)	(4,439,229)

Capital share transactions:
Net proceeds from sale of shares	62,669,267	72,576,541
Net asset value of shares issued to shareholders in reinvestment of dividends	3,615,436	4,323,981
Cost of shares redeemed	(72,925,654)	(75,306,365)

Increase (decrease) in net assets derived from capital share transactions	(6,640,951)	1,594,157

Net increase (decrease) in net assets	29,705,840	9,965,041

Net Assets
Beginning of year	400,460,891	390,495,850

End of year	$430,166,731	$400,460,891

Undistributed net investment income at end of year	$1,068,136	$1,086,863

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	43

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.81	$10.58	$9.40	$8.36	$11.37

Net investment income (loss) (a)	0.11	0.12	0.11	0.17	0.15
Net realized and unrealized gain (loss) on investments	0.99	0.25	1.20	1.17	(3.16)

Total from investment operations	1.10	0.37	1.31	1.34	(3.01)

Less dividends and distributions:
From net investment income	(0.12)	(0.14)	(0.13)	(0.19)	—
From net realized gain on investments	—	—	—	(0.11)	—

Total dividends and distributions	(0.12)	(0.14)	(0.13)	(0.30)	—

Net asset value at end of period	$11.79	$10.81	$10.58	$9.40	$8.36

Total investment return (b)	10.29%	3.47%	14.02%	16.87%	(26.47	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%	1.11%	1.12%	2.02%	2.16	% ††
Net expenses (d)	0.53%	0.50%	0.50%	0.47%	0.45	% ††
Expenses (before waiver/reimbursement) (d)	0.57%	0.58%	0.65%	0.79%	0.67	% ††
Portfolio turnover rate	62%	55%	54%	36%	40%
Net assets at end of period (in 000’s)	$133,413	$121,733	$109,893	$86,438	$61,901

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.82	$10.58	$9.40	$8.35	$13.10

Net investment income (loss) (a)	0.13	0.13	0.12	0.18	0.15
Net realized and unrealized gain (loss) on investments	0.98	0.26	1.19	1.17	(4.28)

Total from investment operations	1.11	0.39	1.31	1.35	(4.13)

Less dividends and distributions:
From net investment income	(0.13)	(0.15)	(0.13)	(0.19)	(0.36)
From net realized gain on investments	—	—	—	(0.11)	(0.26)

Total dividends and distributions	(0.13)	(0.15)	(0.13)	(0.30)	(0.62)

Net asset value at end of year	$11.80	$10.82	$10.58	$9.40	$8.35

Total investment return (b)	10.42%	3.66%	14.07%	17.00%	(32.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	1.21%	1.22%	2.18%	1.30%
Net expenses (c)	0.37%	0.38%	0.40%	0.43%	0.46%
Expenses (before waiver/reimbursement) (c)	0.37%	0.38%	0.40%	0.43%	0.49%
Portfolio turnover rate	62%	55%	54%	36%	40%
Net assets at end of year (in 000’s)	$174,089	$160,679	$159,791	$140,284	$127,086

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.64	$10.42	$9.27	$8.23	$12.93

Net investment income (loss) (a)	0.03	0.04	0.04	0.11	0.05
Net realized and unrealized gain (loss) on investments	0.98	0.24	1.18	1.16	(4.21)

Total from investment operations	1.01	0.28	1.22	1.27	(4.16)

Less dividends and distributions:
From net investment income	(0.04)	(0.06)	(0.07)	(0.12)	(0.28)
From net realized gain on investments	—	—	—	(0.11)	(0.26)

Total dividends and distributions	(0.04)	(0.06)	(0.07)	(0.23)	(0.54)

Net asset value at end of year	$11.61	$10.64	$10.42	$9.27	$8.23

Total investment return (b)	9.38%	2.79%	13.17%	16.06%	(33.42%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27%	0.36%	0.39%	1.35%	0.48%
Net expenses (c)	1.28%	1.25%	1.25%	1.21%	1.22%
Expenses (before waiver/reimbursement) (c)	1.32%	1.33%	1.40%	1.54%	1.37%
Portfolio turnover rate	62%	55%	54%	36%	40%
Net assets at end of year (in 000’s)	$92,620	$90,887	$94,448	$87,220	$76,188

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.64	$10.42	$9.27	$8.23	$12.93

Net investment income (loss) (a)	0.03	0.04	0.04	0.11	0.06
Net realized and unrealized gain (loss) on investments	0.98	0.24	1.18	1.16	(4.22)

Total from investment operations	1.01	0.28	1.22	1.27	(4.16)

Less dividends and distributions:
From net investment income	(0.04)	(0.06)	(0.07)	(0.12)	(0.28)
From net realized gain on investments	—	—	—	(0.11)	(0.26)

Total dividends and distributions	(0.04)	(0.06)	(0.07)	(0.23)	(0.54)

Net asset value at end of year	$11.61	$10.64	$10.42	$9.27	$8.23

Total investment return (b)	9.37%	2.79%	13.16%	16.07%	(33.42%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.25%	0.36%	0.37%	1.39%	0.50%
Net expenses (c)	1.28%	1.25%	1.25%	1.21%	1.22%
Expenses (before waiver/reimbursement) (c)	1.32%	1.33%	1.40%	1.54%	1.36%
Portfolio turnover rate	62%	55%	54%	36%	40%
Net assets at end of year (in 000’s)	$28,725	$26,065	$25,524	$21,968	$18,993

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	45

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.91	$10.67	$9.48	$8.42	$13.20

Net investment income (loss) (a)	0.16	0.18	0.15	0.19	0.17
Net realized and unrealized gain (loss) on investments	1.00	0.23	1.19	1.20	(4.30)

Total from investment operations	1.16	0.41	1.34	1.39	(4.13)

Less dividends and distributions:
From net investment income	(0.16)	(0.17)	(0.15)	(0.22)	(0.39)
From net realized gain on investments	—	—	—	(0.11)	(0.26)

Total dividends and distributions	(0.16)	(0.17)	(0.15)	(0.33)	(0.65)

Net asset value at end of year	$11.91	$10.91	$10.67	$9.48	$8.42

Total investment return (b)	10.70%	3.96%	14.29%	17.37%	(32.72%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.64%	1.47%	2.30%	1.51%
Net expenses (c)	0.12%	0.13%	0.15%	0.19%	0.22%
Expenses (before waiver/reimbursement) (c)	0.12%	0.13%	0.15%	0.19%	0.26%
Portfolio turnover rate	62%	55%	54%	36%	40%
Net assets at end of year (in 000’s)	$1,321	$1,096	$840	$688	$532

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (4/4/05)	Gross Expence Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.30 10.37%	–2.75 –1.64%	3.11 3.88%	1.81 1.81%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.36 10.43	–2.70 –1.60	3.14 3.91	1.60 1.60
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4.44 9.44	–2.74 –2.37	3.10 3.10	2.56 2.56
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.52 9.52	–2.37 –2.37	3.12 3.12	2.56 2.56
Class I Shares	No Sales Charge		10.89	–1.32	4.25	1.35

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	47

Benchmark Performance	One Year	Five Years	Since Inception
S&P 500® Index[4]	15.21%	0.36%	4.61%
MSCI EAFE® Index[5]	4.61	–5.81	3.17
Average Lipper Multi-Cap Core Fund[6]	11.14	–0.69	4.06

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

48	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,003.50	$2.77	$1,022.40	$2.80

Class A Shares	$1,000.00	$1,003.50	$2.12	$1,023.00	$2.14

Class B Shares	$1,000.00	$999.10	$6.53	$1,018.60	$6.60

Class C Shares	$1,000.00	$999.10	$6.53	$1,018.60	$6.60

Class I Shares	$1,000.00	$1,005.20	$0.86	$1,024.30	$0.87

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.55% for Investor Class, 0.42% for Class A, 1.30% for Class B and Class C and 0.17% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	49

Investment Objectives of Underlying Funds as of October 31, 2012 (Unaudited)

See Portfolio of Investments on page 53 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

50	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its peers and its benchmark during the reporting period?

Excluding all sales charges, MainStay Growth Allocation Fund returned 10.37% for Investor Class shares, 10.43% for Class A shares, 9.44% for Class B shares and 9.52% for Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 10.89%. All share classes underperformed the 11.14% return of the average Lipper2 multi-cap core fund and the 15.21% return of the S&P 500® Index3 for the 12 months ended October 31, 2012. The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 4.61% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. See page 47 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in international equities—account for many of the challenges the Fund experienced in terms of relative performance.

Soft performance among several of the Underlying Funds in which the Fund invested detracted from the Fund’s relative performance. Among the more prominent Underlying Funds that experienced challenges relative to their respective benchmarks and peers were MainStay Large Cap Growth Fund and MainStay U.S. Small Cap Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

We placed a mild emphasis on two themes during the reporting period, both of which benefited the Fund’s relative performance. First, we preferred Underlying Funds that invested in large-cap stocks over Underlying Funds that invested in small-cap stocks. We adopted this positioning because we believed that large-cap companies were more attractively valued, had superior access to capital and were better positioned to benefit from growth in the developing world. Second, we preferred Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in stocks traded in other developed markets. We were particularly concerned about countries that are likely to struggle with deleveraging issues even greater than those presented in the United States.

How did the Fund’s allocations change over the course of the reporting period?

Although position sizes have a natural tendency to fluctuate over any extended period, the Fund’s allocation were relatively stable during the 12 months ended October 31, 2012. The most dis-cernible change was an increase in MainStay ICAP Equity Fund, with funding coming primarily from selling shares of MainStay Epoch U.S. All Cap Fund and MainStay ICAP Select Equity Fund. The Fund’s position in MainStay Epoch Global Choice Fund also increased during the reporting period, partly because of persistently strong performance.

The Fund exited its position in MainStay Epoch International Small Cap Fund, which occupies a specific segment of the investable universe. In our opinion, the risk-adjusted return potential of that Underlying Fund was less compelling than it had been in previous periods.

During the reporting period, which Underlying Funds had the highest total returns and which Underlying Funds had the lowest total returns?

Among the Underlying Equity Funds in which the Fund invested, MainStay Common Stock Fund provided the highest total return, followed closely by MainStay S&P 500 Index Fund and MainStay 130/30 Core Fund. Although all Underlying Equity Funds in which the Fund invested generated positive total returns, the lowest total returns came from MainStay ICAP International Fund and MainStay Large Cap Growth Fund.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 48 for more information about Lipper Inc.
3.	See footnote on page 48 for more information about the S&P 500® Index.
4.	See footnote on page 48 for more information about the MSCI EAFE® Index.

mainstayinvestments.com	51

Which Underlying Funds made the strongest positive contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The most significant positive contributions to the Fund’s equity performance came from MainStay 130/30 Core Fund and MainStay MAP Fund. (Contributions take weightings and total returns into account.) The weakest contributions came from MainStay Epoch International Small Cap Fund and MainStay Common Stock Fund. That some positions made only marginal contributions tended to reflect position size and timing as much as the returns of the Underlying Funds.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

52	MainStay Growth Allocation Fund

Portfolio of Investments October 31, 2012

	Shares	Value

Affiliated Investment Companies 100.0% †
Equity Funds 100.0%
MainStay 130/30 Core Fund Class I (a)	3,767,197	$31,343,083
MainStay 130/30 International Fund Class I (a)	2,759,880	18,794,783
MainStay Common Stock Fund Class I (a)	499,486	6,463,351
MainStay Epoch Global Choice Fund Class I (a)	398,403	6,573,650
MainStay Epoch U.S. All Cap Fund Class I	507,852	12,549,018
MainStay ICAP Equity Fund Class I	509,094	20,093,957
MainStay ICAP International Fund Class I	458,409	13,124,249
MainStay ICAP Select Equity Fund Class I	20,189	756,675
MainStay International Equity Fund Class I	481,065	5,652,518
MainStay Large Cap Growth Fund Class I	3,753,104	29,274,215
MainStay MAP Fund Class I	1,285,010	44,679,795
MainStay S&P 500 Index Fund Class I	56,278	1,860,552
MainStay U.S. Small Cap Fund Class I (a)(b)	1,573,663	27,948,260

Total Investments (Cost $193,815,193) (c)	100.0%	219,114,106
Other Assets, Less Liabilities	0.0 ‡	10,723
Net Assets	100.0%	$219,124,829
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of October 31, 2012, cost is $199,286,075 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$19,841,591
Gross unrealized depreciation	(13,560)

Net unrealized appreciation	$19,828,031

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	53

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$219,114,106	$—	$—	$219,114,106

Total Investments	$219,114,106	$—	$—	$219,114,106

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in affiliated investment companies, at value (identified cost $193,815,193)	$219,114,106
Receivables:
Fund shares sold	406,094
Manager (See Note 3)	7,674
Other assets	18,676

Total assets	219,546,550

Liabilities
Due to custodian	7,855
Payables:
Fund shares redeemed	164,720
Transfer agent (See Note 3)	130,045
NYLIFE Distributors (See Note 3)	87,548
Shareholder communication	15,674
Professional fees	10,286
Custodian	802
Trustees	681
Accrued expenses	4,110

Total liabilities	421,721

Net assets	$219,124,829

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,122
Additional paid-in capital	219,184,519

219,203,641
Accumulated net realized gain (loss) on investments	(25,377,725)
Net unrealized appreciation (depreciation) on investments	25,298,913

Net assets	$219,124,829

Investor Class
Net assets applicable to outstanding shares	$76,322,567

Shares of beneficial interest outstanding	6,616,572

Net asset value per share outstanding	$11.54
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.21

Class A
Net assets applicable to outstanding shares	$77,774,748

Shares of beneficial interest outstanding	6,734,100

Net asset value per share outstanding	$11.55
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.22

Class B
Net assets applicable to outstanding shares	$49,650,192

Shares of beneficial interest outstanding	4,412,492

Net asset value and offering price per share outstanding	$11.25

Class C
Net assets applicable to outstanding shares	$13,557,017

Shares of beneficial interest outstanding	1,203,203

Net asset value and offering price per share outstanding	$11.27

Class I
Net assets applicable to outstanding shares	$1,820,305

Shares of beneficial interest outstanding	155,652

Net asset value and offering price per share outstanding	$11.69

54	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,882,554

Expenses
Distribution/Service—Investor Class (See Note 3)	185,570
Distribution/Service—Class A (See Note 3)	187,122
Distribution/Service—Class B (See Note 3)	502,674
Distribution/Service—Class C (See Note 3)	130,884
Transfer agent (See Note 3)	489,693
Registration	71,707
Shareholder communication	42,500
Professional fees	28,375
Trustees	5,847
Custodian	4,995
Miscellaneous	12,927

Total expenses before waiver/reimbursement	1,662,294
Expense waiver/reimbursement from Manager (See Note 3)	(131,738)

Net expenses	1,530,556

Net investment income (loss)	351,998

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(1,776,489)
Realized capital gain distributions from affiliated investment companies	3,969,361

Net realized gain (loss) on investments from affiliated investment companies	2,192,872

Net change in unrealized appreciation (depreciation) on investments	17,974,206

Net realized and unrealized gain (loss) on investments	20,167,078

Net increase (decrease) in net assets resulting from operations	$20,519,076

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	55

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$351,998	$633,174
Net realized gain (loss) on investments from affiliated investment companies transactions	2,192,872	12,227,328
Net change in unrealized appreciation (depreciation) on investments	17,974,206	(6,854,066)

Net increase (decrease) in net assets resulting from operations	20,519,076	6,006,436

Dividends to shareholders:
From net investment income:
Investor Class	(233,930)	(317,893)
Class A	(272,458)	(387,344)
Class I	(10,992)	(11,504)

Total dividends to shareholders	(517,380)	(716,741)

Capital share transactions:
Net proceeds from sale of shares	32,215,206	38,897,552
Net asset value of shares issued to shareholders in reinvestment of dividends	498,695	683,327
Cost of shares redeemed	(39,345,207)	(42,241,338)

Increase (decrease) in net assets derived from capital share transactions	(6,631,306)	(2,660,459)

Net increase (decrease) in net assets	13,370,390	2,629,236

Net Assets
Beginning of year	205,754,439	203,125,203

End of year	$219,124,829	$205,754,439

56	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.49	$10.22	$8.97	$8.09	$11.68

Net investment income (loss) (a)	0.04	0.05	0.03	0.10	0.01
Net realized and unrealized gain (loss) on investments	1.04	0.27	1.27	1.00	(3.60)

Total from investment operations	1.08	0.32	1.30	1.10	(3.59)

Less dividends and distributions:
From net investment income	(0.03)	(0.05)	(0.05)	(0.14)	—
From net realized gain on investments	—	—	—	(0.08)	—

Total dividends and distributions	(0.03)	(0.05)	(0.05)	(0.22)	—

Net asset value at end of period	$11.54	$10.49	$10.22	$8.97	$8.09

Total investment return (b)	10.37%	3.12%	14.54%	14.13%	(30.74	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%	0.50%	0.35%	1.30%	0.19	% ††
Net expenses (d)	0.53%	0.50%	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement) (d)	0.63%	0.65%	0.73%	0.88%	0.75	% ††
Portfolio turnover rate	47%	53%	54%	42%	37%
Net assets at end of period (in 000’s)	$76,323	$71,730	$66,013	$54,578	$38,881

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.50	$10.22	$8.97	$8.08	$13.78

Net investment income (loss) (a)	0.05	0.06	0.04	0.12	0.07
Net realized and unrealized gain (loss) on investments	1.04	0.27	1.26	0.99	(5.11)

Total from investment operations	1.09	0.33	1.30	1.11	(5.04)

Less dividends and distributions:
From net investment income	(0.04)	(0.05)	(0.05)	(0.14)	(0.32)
From net realized gain on investments	—	—	—	(0.08)	(0.34)

Total dividends and distributions	(0.04)	(0.05)	(0.05)	(0.22)	(0.66)

Net asset value at end of year	$11.55	$10.50	$10.22	$8.97	$8.08

Total investment return (b)	10.43%	3.25%	14.57%	14.29%	(38.20%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44%	0.55%	0.38%	1.55%	0.60%
Net expenses (c)	0.42%	0.44%	0.48%	0.48%	0.49%
Expenses (before waiver/reimbursement) (c)	0.42%	0.44%	0.48%	0.52%	0.57%
Portfolio turnover rate	47%	53%	54%	42%	37%
Net assets at end of year (in 000’s)	$77,775	$70,127	$71,983	$62,210	$58,165

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	57

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012		2011	2010	2009	2008
Net asset value at beginning of year	$10.27		$10.03	$8.82	$7.94	$13.56

Net investment income (loss) (a)	(0.04)		(0.02)	(0.04)	0.05	(0.03)
Net realized and unrealized gain (loss) on investments	1.02		0.26	1.25	0.98	(5.01)

Total from investment operations	0.98		0.24	1.21	1.03	(5.04)

Less dividends and distributions:
From net investment income	—		—	—	(0.07)	(0.24)
From net realized gain on investments	—		—	—	(0.08)	(0.34)

Total dividends and distributions	—		—	—	(0.15)	(0.58)

Net asset value at end of year	$11.25		$10.27	$10.03	$8.82	$7.94

Total investment return (b)	9.54	% (c)	2.49%	13.72%	13.32%	(38.65%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.38%)		(0.23%)	(0.38%)	0.65%	(0.24%)
Net expenses (d)	1.28%		1.25%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.38%		1.40%	1.48%	1.64%	1.44%
Portfolio turnover rate	47%		53%	54%	42%	37%
Net assets at end of year (in 000’s)	$49,650		$49,874	$52,053	$49,206	$42,501

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.29	$10.04	$8.84	$7.96	$13.58

Net investment income (loss) (a)	(0.05)	(0.03)	(0.04)	0.05	(0.02)
Net realized and unrealized gain (loss) on investments	1.03	0.28	1.24	0.98	(5.02)

Total from investment operations	0.98	0.25	1.20	1.03	(5.04)

Less dividends and distributions:
From net investment income	—	—	—	(0.07)	(0.24)
From net realized gain on investments	—	—	—	(0.08)	(0.34)

Total dividends and distributions	—	—	—	(0.15)	(0.58)

Net asset value at end of year	$11.27	$10.29	$10.04	$8.84	$7.96

Total investment return (b)	9.52%	2.49%	13.57%	13.29%	(38.58%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.42%)	(0.27%)	(0.39%)	0.61%	(0.21%)
Net expenses (c)	1.28%	1.25%	1.25%	1.25%	1.25%
Expenses (before waiver/reimbursement) (c)	1.38%	1.40%	1.48%	1.64%	1.44%
Portfolio turnover rate	47%	53%	54%	42%	37%
Net assets at end of year (in 000’s)	$13,557	$12,484	$11,599	$10,773	$8,682

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

58	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.62	$10.33	$9.06	$8.17	$13.91

Net investment income (loss) (a)	0.07	0.09	0.06	0.12	0.07
Net realized and unrealized gain (loss) on investments	1.07	0.28	1.28	1.01	(5.12)

Total from investment operations	1.14	0.37	1.34	1.13	(5.05)

Less dividends and distributions:
From net investment income	(0.07)	(0.08)	(0.07)	(0.16)	(0.35)
From net realized gain on investments	—	—	—	(0.08)	(0.34)

Total dividends and distributions	(0.07)	(0.08)	(0.07)	(0.24)	(0.69)

Net asset value at end of year	$11.69	$10.62	$10.33	$9.06	$8.17

Total investment return (b)	10.89%	3.55%	14.87%	14.40%	(38.00%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%	0.84%	0.64%	1.50%	0.62%
Net expenses (c)	0.17%	0.19%	0.23%	0.25%	0.25%
Expenses (before waiver/reimbursement) (c)	0.17%	0.19%	0.23%	0.27%	0.28%
Portfolio turnover rate	47%	53%	54%	42%	37%
Net assets at end of year (in 000’s)	$1,820	$1,539	$1,478	$1,229	$849

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	59

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate only to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a diversified fund. Each Allocation Fund is the successor of a series of Eclipse Funds Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective Allocation Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Allocation Funds each currently offer five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in other MainStay Funds, for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) serves as Manager (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of each Allocation Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Allocation Funds (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investments. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that an Allocation Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

60	MainStay Asset Allocation Funds

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for each Allocation Fund’s investments is included at the end of each Allocation Fund’s Portfolio of Investments.

The valuation techniques used by the Allocation Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Allocation Funds may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Allocation Funds’ Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Allocation Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Allocation Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Allocation Funds’ Manager reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Allocation Funds did not hold any securities that were fair valued in such a manner.

Investments in Underlying Funds are valued at their NAV at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy. Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds, as described in the paragraphs below. The Allocation Funds’ other investments and securities held by the Affiliated Underlying Funds are valued using policies consistent with those used by the Underlying Funds, as described below.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the affiliated Underlying Fund’s manager in consultation with the affiliated Underlying Fund’s subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the affiliated Underlying Fund’s manager, in consultation with the affiliated Underlying Fund’s subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities include corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market.

mainstayinvestments.com	61

Notes to Financial Statements (continued)

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The affiliated Underlying Funds have engaged an independent pricing service to provide market value quotations from dealers in loans.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Conservative Allocation Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital gains, if any, at least annually. The other Allocation Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Allocation Fund, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Allocation Fund’s Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

62	MainStay Asset Allocation Funds

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets for each class:

	Investor Class	Class A	Class B	Class C	Class I
MainStay Conservative Allocation Fund	0.55%	0.50%	1.30%	1.30%	0.25%
MainStay Moderate Allocation Fund	0.55	0.50	1.30	1.30	0.25
MainStay Moderate Growth Allocation Fund	0.55	0.50	1.30	1.30	0.25
MainStay Growth Allocation Fund	0.55	0.50	1.30	1.30	0.25

These agreements will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2012, New York Life Investments had contractually agreed to waive fees and/or reimburse the expenses so that the Total Annual Operating Expenses did not exceed the following percentages of average daily net assets:

	Investor Class	Class A	Class B	Class C	Class I
MainStay Conservative Allocation Fund	0.50%	0.50%	1.25%	1.25%	0.25%
MainStay Moderate Allocation Fund	0.50	0.50	1.25	1.25	0.25
MainStay Moderate Growth Allocation Fund	0.50	0.50	1.25	1.25	0.25
MainStay Growth Allocation Fund	0.50	0.50	1.25	1.25	0.25

For the year ended October 31, 2012, New York Life Investments waived fees and/or reimbursed expenses of the Allocation Funds as follows:

Total
MainStay Conservative Allocation Fund	$18,158
MainStay Moderate Allocation Fund	34,856
MainStay Moderate Growth Allocation Fund	86,308
MainStay Growth Allocation Fund	131,738

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

(C)  Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended October 31, 2012 were as follows:

MainStay Conservative Allocation Fund
Investor Class	$68,084
Class A	99,129

MainStay Moderate Allocation Fund
Investor Class	$124,549
Class A	84,657

MainStay Moderate Growth Allocation Fund
Investor Class	$156,340
Class A	61,008

MainStay Growth Allocation Fund
Investor Class	$82,201
Class A	24,448

The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares, for the year ended October 31, 2012 were as follows:

MainStay Conservative Allocation Fund
Class A	$2,150
Class B	52,848
Class C	8,470

MainStay Moderate Allocation Fund
Class A	$1,493
Class B	126,134
Class C	5,931

mainstayinvestments.com	63

Notes to Financial Statements (continued)

MainStay Moderate Growth Allocation Fund
Class A	$1,091
Class B	156,358
Class C	4,159

MainStay Growth Allocation Fund
Investor Class	$35
Class A	729
Class B	93,527
Class C	2,210

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Allocation Funds for the year ended October 31, 2012, were as follows:

MainStay Conservative Allocation Fund
Investor Class	$102,757
Class A	72,632
Class B	78,423
Class C	77,831
Class I	5,252

MainStay Moderate Allocation Fund
Investor Class	$237,956
Class A	116,907
Class B	186,265
Class C	99,565
Class I	6,055

MainStay Moderate Growth Allocation Fund
Investor Class	$343,877
Class A	113,814
Class B	247,363
Class C	73,620
Class I	895

MainStay Growth Allocation Fund
Investor Class	$224,107
Class A	72,514
Class B	151,806
Class C	39,513
Class I	1,753

As of October 31, 2012, the Allocation Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Conservative Allocation Fund
MainStay 130/30 Core Fund Class I	5.80%
MainStay 130/30 International Fund Class I	2.70
MainStay Epoch Global Choice Fund Class I	4.02
MainStay Epoch U.S. All Cap Fund Class I	3.46
MainStay Flexible Bond Opportunities Fund Class I	13.80
MainStay Floating Rate Fund Class I	7.87
MainStay High Yield Corporate Bond Fund Class I	0.34
MainStay High Yield Opportunities Fund Class I	0.69
MainStay ICAP Equity Fund Class I	1.69
MainStay ICAP International Fund Class I	0.46
MainStay ICAP Select Equity Fund Class I	0.01
MainStay Indexed Bond Fund Class I	10.48
MainStay Intermediate Term Bond Fund Class I	9.24
MainStay International Equity Fund Class I	0.77
MainStay Large Cap Growth Fund Class I	0.19
MainStay MAP Fund Class I	2.00
MainStay Money Market Fund Class A	2.95
MainStay S&P 500 Index Fund Class I	0.15
MainStay U.S. Small Cap Fund Class I	1.04

MainStay Moderate Allocation Fund
MainStay 130/30 Core Fund Class I	11.21%
MainStay 130/30 International Fund Class I	9.68
MainStay Epoch Global Choice Fund Class I	16.56
MainStay Epoch U.S. All Cap Fund Class I	7.97
MainStay Flexible Bond Opportunities Fund Class I	21.33
MainStay Floating Rate Fund Class I	9.74
MainStay High Yield Corporate Bond Fund Class I	0.37
MainStay High Yield Opportunities Fund Class I	0.14
MainStay ICAP Equity Fund Class I	3.72
MainStay ICAP International Fund Class I	1.64
MainStay ICAP Select Equity Fund Class I	0.05
MainStay Intermediate Term Bond Fund Class I	12.45
MainStay International Equity Fund Class I	2.78
MainStay Large Cap Growth Fund Class I	0.38
MainStay MAP Fund Class I	4.34
MainStay Money Market Fund Class A	4.57
MainStay S&P 500 Index Fund Class I	0.32
MainStay U.S. Small Cap Fund Class I	3.83

64	MainStay Asset Allocation Funds

MainStay Moderate Growth Allocation Fund
MainStay 130/30 Core Fund Class I	11.46%
MainStay 130/30 International Fund Class I	15.51
MainStay Common Stock Fund Class I	8.35
MainStay Epoch Global Choice Fund Class I	15.50
MainStay Epoch U.S. All Cap Fund Class I	6.36
MainStay Flexible Bond Opportunities Fund Class I	15.10
MainStay Floating Rate Fund Class I	7.92
MainStay High Yield Corporate Bond Fund Class I	0.35
MainStay High Yield Opportunities Fund Class I	0.13
MainStay ICAP Equity Fund Class I	3.88
MainStay ICAP International Fund Class I	2.62
MainStay ICAP Select Equity Fund Class I	0.05
MainStay International Equity Fund Class I	4.42
MainStay Intermediate Term Bond Fund Class I	1.68
MainStay Large Cap Growth Fund Class I	0.41
MainStay MAP Fund Class I	5.23
MainStay Money Market Fund Class A	3.28
MainStay S&P 500 Index Fund Class I	0.29
MainStay U.S. Small Cap Fund Class I	22.81

MainStay Growth Allocation Fund
MainStay 130/30 Core Fund Class I	6.79%
MainStay 130/30 International Fund Class I	10.97
MainStay Common Stock Fund Class I	8.51
MainStay Epoch Global Choice Fund Class I	7.81
MainStay Epoch U.S. All Cap Fund Class I	2.95
MainStay ICAP Equity Fund Class I	2.48
MainStay ICAP International Fund Class I	1.86
MainStay ICAP Select Equity Fund Class I	0.03
MainStay International Equity Fund Class I	3.18
MainStay Large Cap Growth Fund Class I	0.26
MainStay MAP Fund Class I	3.29
MainStay S&P 500 Index Fund Class I	0.15
MainStay U.S. Small Cap Fund Class I	16.73

(F)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Conservative Allocation Fund	$641,615	$4,161,293	$—	$17,734,109	$22,537,017
MainStay Moderate Allocation Fund	3,970,202	(5,374,439)	—	39,739,471	38,335,234
MainStay Moderate Growth Allocation Fund	1,068,136	(23,256,720)	—	39,710,506	17,521,922
MainStay Growth Allocation Fund	—	(19,906,843)	—	19,828,031	(78,812)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay Conservative Allocation Fund	$962,050	$(962,050)	$—
MainStay Moderate Allocation Fund	964,759	(964,759)	—
MainStay Moderate Growth Allocation Fund	116,197	(116,197)	—
MainStay Growth Allocation Fund	165,382	(44,136)	(121,246)

The reclassifications for the Allocation Funds are primarily due to short term distributions received from underlying Regulated Investment Companies (“RICs”) and taxable over-distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Allocation Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay Moderate Allocation Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $5,374,439 were available as shown in the table below, to the extent provided by the regulations to offset future realized

mainstayinvestments.com	65

Notes to Financial Statements (continued)

gains of the MainStay Moderate Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$371	$—
2018	5,003	—
Total	$5,374	$—

The MainStay Moderate Allocation Fund utilized $6,780,929 of capital loss carryforwards during the year ended October 31, 2012.

MainStay Moderate Growth Allocation Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $23,256,720 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Growth Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$14,874	$—
2018	8,383	—
Total	$23,257	$—

The MainStay Moderate Growth Allocation Fund utilized $5,929,333 of capital loss carryforwards during the year ended October 31, 2012.

MainStay Growth Allocation Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $19,906,843 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Growth Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$9,820	$—
2018	10,087	—
Total	$19,907	$—

The MainStay Growth Allocation Fund utilized $3,855,168 of capital loss carryforwards during the year ended October 31, 2012.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012			2011
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$6,267,354	$2,675,846	$8,943,200	$5,914,796	$—	$5,914,796
MainStay Moderate Allocation Fund	7,276,091	—	7,276,091	7,604,929	—	7,604,929
MainStay Moderate Growth Allocation Fund	3,713,711	—	3,713,711	4,439,229	—	4,439,229
MainStay Growth Allocation Fund	517,381	—	517,381	716,741	—	716,741

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Allocation Funds. Custodial fees are charged to the Allocation Funds based on the market value of securities in the Allocation Funds and the number of certain cash transactions incurred by the Allocation Funds.

Note 6–Line of Credit

The Allocation Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same

66	MainStay Asset Allocation Funds

or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Allocation Funds on the amended credit agreement during the year ended October 31, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
MainStay Conservative Allocation Fund	$—	$—	$205,180	$173,524
MainStay Moderate Allocation Fund	—	—	298,202	282,855
MainStay Moderate Growth Allocation Fund	—	—	260,539	260,210
MainStay Growth Allocation Fund	—	—	100,161	103,106

Note 8–Capital Share Transactions

MainStay Conservative Allocation Fund

Investor Class	Shares	Amount

Year ended October 31, 2012:
Shares sold	1,390,417	$15,643,414
Shares issued to shareholders in reinvestment of dividends and distributions	133,883	1,470,592
Shares redeemed	(828,222)	(9,297,347)

Net increase (decrease) in shares outstanding before conversion	696,078	7,816,659
Shares converted into Investor Class (See Note 1)	239,889	2,710,098
Shares converted from Investor Class (See Note 1)	(487,353)	(5,525,100)

Net increase (decrease)	448,614	$5,001,657

Year ended October 31, 2011:
Shares sold	1,231,031	$13,575,602
Shares issued to shareholders in reinvestment of dividends	88,724	967,445
Shares redeemed	(649,357)	(7,165,749)

Net increase (decrease) in shares outstanding before conversion	670,398	7,377,298
Shares converted into Investor Class (See Note 1)	270,718	2,933,458
Shares converted from Investor Class (See Note 1)	(388,318)	(4,294,247)

Net increase (decrease)	552,798	$6,016,509

Class A	Shares	Amount

Year ended October 31, 2012:
Shares sold	3,161,904	$35,546,992
Shares issued to shareholders in reinvestment of dividends and distributions	433,900	4,770,955
Shares redeemed	(3,075,483)	(34,415,273)

Net increase (decrease) in shares outstanding before conversion	520,321	5,902,674
Shares converted into Class A (See Note 1)	633,654	7,174,713
Shares converted from Class A (See Note 1)	(71,517)	(828,571)

Net increase (decrease)	1,082,458	$12,248,816

Year ended October 31, 2011:
Shares sold	3,732,239	$41,018,746
Shares issued to shareholders in reinvestment of dividends	298,992	3,258,971
Shares redeemed	(2,541,271)	(28,028,719)

Net increase (decrease) in shares outstanding before conversion	1,489,960	16,248,998
Shares converted into Class A (See Note 1)	501,118	5,531,807
Shares converted from Class A (See Note 1)	(132,456)	(1,414,331)

Net increase (decrease)	1,858,622	$20,366,474

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	729,734	$8,163,994
Shares issued to shareholders in reinvestment of dividends and distributions	79,234	862,038
Shares redeemed	(462,514)	(5,155,214)

Net increase (decrease) in shares outstanding before conversion	346,454	3,870,818
Shares converted from Class B (See Note 1)	(316,292)	(3,531,140)

Net increase (decrease)	30,162	$339,678

Year ended October 31, 2011:
Shares sold	813,813	$8,914,605
Shares issued to shareholders in reinvestment of dividends	52,544	570,914
Shares redeemed	(440,206)	(4,824,638)

Net increase (decrease) in shares outstanding before conversion	426,151	4,660,881
Shares converted from Class B (See Note 1)	(252,085)	(2,756,687)

Net increase (decrease)	174,066	$1,904,194

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,009,977	$11,295,332
Shares issued to shareholders in reinvestment of dividends and distributions	66,571	724,725
Shares redeemed	(550,686)	(6,158,571)

Net increase (decrease)	525,862	$5,861,486

Year ended October 31, 2011:
Shares sold	1,035,807	$11,368,832
Shares issued to shareholders in reinvestment of dividends	41,081	446,351
Shares redeemed	(758,224)	(8,274,894)

Net increase (decrease)	318,664	$3,540,289

mainstayinvestments.com	67

Notes to Financial Statements (continued)

Class I	Shares	Amount

Year ended October 31, 2012:
Shares sold	613,921	$7,038,767
Shares issued to shareholders in reinvestment of dividends and distributions	33,090	366,848
Shares redeemed	(59,843)	(682,683)

Net increase (decrease)	587,168	$6,722,932

Year ended October 31, 2011:
Shares sold	268,211	$2,995,431
Shares issued to shareholders in reinvestment of dividends	18,277	200,504
Shares redeemed	(23,288)	(258,081)

Net increase (decrease)	263,200	$2,937,854

MainStay Moderate Allocation Fund

Investor Class	Shares	Amount

Year ended October 31, 2012:
Shares sold	2,019,610	$23,169,975
Shares issued to shareholders in reinvestment of dividends	154,921	1,677,800
Shares redeemed	(1,304,977)	(14,954,921)

Net increase (decrease) in shares outstanding before conversion	869,554	9,892,854
Shares converted into Investor Class (See Note 1)	421,678	4,858,895
Shares converted from Investor Class (See Note 1)	(852,070)	(9,938,120)

Net increase (decrease)	439,162	$4,813,629

Year ended October 31, 2011:
Shares sold	2,173,695	$24,290,792
Shares issued to shareholders in reinvestment of dividends	140,065	1,537,922
Shares redeemed	(1,179,061)	(13,133,985)

Net increase (decrease) in shares outstanding before conversion	1,134,699	12,694,729
Shares converted into Investor Class (See Note 1)	499,753	5,454,051
Shares converted from Investor Class (See Note 1)	(741,945)	(8,324,739)

Net increase (decrease)	892,507	$9,824,041

Class A	Shares	Amount

Year ended October 31, 2012:
Shares sold	2,729,636	$31,311,743
Shares issued to shareholders in reinvestment of dividends	358,722	3,884,952
Shares redeemed	(3,662,224)	(41,989,066)

Net increase (decrease) in shares outstanding before conversion	(573,866)	(6,792,371)
Shares converted into Class A (See Note 1)	1,052,493	12,242,546
Shares converted from Class A (See Note 1)	(87,940)	(1,050,787)

Net increase (decrease)	390,687	$4,399,388

Year ended October 31, 2011:
Shares sold	3,482,658	$38,820,675
Shares issued to shareholders in reinvestment of dividends	383,697	4,209,163
Shares redeemed	(5,225,508)	(57,772,763)

Net increase (decrease) in shares outstanding before conversion	(1,359,153)	(14,742,925)
Shares converted into Class A (See Note 1)	977,907	10,957,474
Shares converted from Class A (See Note 1)	(210,595)	(2,236,522)

Net increase (decrease)	(591,841)	$(6,021,973)

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,229,444	$13,964,181
Shares issued to shareholders in reinvestment of dividends	73,169	787,303
Shares redeemed	(926,160)	(10,511,592)

Net increase (decrease) in shares outstanding before conversion	376,453	4,239,892
Shares converted from Class B (See Note 1)	(540,554)	(6,112,534)

Net increase (decrease)	(164,101)	$(1,872,642)

Year ended October 31, 2011:
Shares sold	1,477,509	$16,321,256
Shares issued to shareholders in reinvestment of dividends	82,892	903,526
Shares redeemed	(1,065,576)	(11,715,976)

Net increase (decrease) in shares outstanding before conversion	494,825	5,508,806
Shares converted from Class B (See Note 1)	(530,996)	(5,850,264)

Net increase (decrease)	(36,171)	$(341,458)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	713,225	$8,139,836
Shares issued to shareholders in reinvestment of dividends	36,026	387,637
Shares redeemed	(797,697)	(9,078,975)

Net increase (decrease)	(48,446)	$(551,502)

Year ended October 31, 2011:
Shares sold	1,071,686	$11,963,011
Shares issued to shareholders in reinvestment of dividends	36,863	402,188
Shares redeemed	(1,018,630)	(11,205,790)

Net increase (decrease)	89,919	$1,159,409

68	MainStay Asset Allocation Funds

Class I	Shares	Amount

Year ended October 31, 2012:
Shares sold	225,714	$2,629,672
Shares issued to shareholders in reinvestment of dividends	19,726	214,225
Shares redeemed	(92,861)	(1,069,878)

Net increase (decrease)	152,579	$1,774,019

Year ended October 31, 2011:
Shares sold	168,023	$1,881,114
Shares issued to shareholders in reinvestment of dividends	16,537	182,081
Shares redeemed	(94,078)	(1,059,094)

Net increase (decrease)	90,482	$1,004,101

MainStay Moderate Growth Allocation Fund

Investor Class	Shares	Amount

Year ended October 31, 2012:
Shares sold	2,232,563	$25,262,352
Shares issued to shareholders in reinvestment of dividends	126,104	1,340,481
Shares redeemed	(1,785,936)	(20,227,161)

Net increase (decrease) in shares outstanding before conversion	572,731	6,375,672
Shares converted into Investor Class (See Note 1)	466,118	5,282,524
Shares converted from Investor Class (See Note 1)	(982,109)	(11,405,796)

Net increase (decrease)	56,740	$252,400

Year ended October 31, 2011:
Shares sold	2,469,201	$27,357,851
Shares issued to shareholders in reinvestment of dividends	129,822	1,417,662
Shares redeemed	(1,529,147)	(16,843,831)

Net increase (decrease) in shares outstanding before conversion	1,069,876	11,931,682
Shares converted into Investor Class (See Note 1)	633,715	6,737,718
Shares converted from Investor Class (See Note 1)	(831,147)	(9,232,995)

Net increase (decrease)	872,444	$9,436,405

Class A	Shares	Amount

Year ended October 31, 2012:
Shares sold	1,656,761	$18,767,293
Shares issued to shareholders in reinvestment of dividends	177,516	1,886,997
Shares redeemed	(3,062,557)	(34,704,018)

Net increase (decrease) in shares outstanding before conversion	(1,228,280)	(14,049,728)
Shares converted into Class A (See Note 1)	1,198,925	13,846,348
Shares converted from Class A (See Note 1)	(72,953)	(868,614)

Net increase (decrease)	(102,308)	$(1,071,994)

Year ended October 31, 2011:
Shares sold	2,041,507	$22,698,834
Shares issued to shareholders in reinvestment of dividends	201,337	2,198,599
Shares redeemed	(3,307,648)	(36,613,597)

Net increase (decrease) in shares outstanding before conversion	(1,064,804)	(11,716,164)
Shares converted into Class A (See Note 1)	1,083,663	12,019,264
Shares converted from Class A (See Note 1)	(268,437)	(2,737,119)

Net increase (decrease)	(249,578)	$(2,434,019)

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,154,638	$12,920,872
Shares issued to shareholders in reinvestment of dividends	27,711	292,081
Shares redeemed	(1,125,792)	(12,588,590)

Net increase (decrease) in shares outstanding before conversion	56,557	624,363
Shares converted from Class B (See Note 1)	(618,303)	(6,854,462)

Net increase (decrease)	(561,746)	$(6,230,099)

Year ended October 31, 2011:
Shares sold	1,404,395	$15,363,842
Shares issued to shareholders in reinvestment of dividends	50,806	549,722
Shares redeemed	(1,354,520)	(14,760,941)

Net increase (decrease) in shares outstanding before conversion	100,681	1,152,623
Shares converted from Class B (See Note 1)	(626,207)	(6,786,868)

Net increase (decrease)	(525,526)	$(5,634,245)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	457,844	$5,134,928
Shares issued to shareholders in reinvestment of dividends	7,419	78,192
Shares redeemed	(440,205)	(4,917,449)

Net increase (decrease)	25,058	$295,671

Year ended October 31, 2011:
Shares sold	552,525	$6,054,893
Shares issued to shareholders in reinvestment of dividends	12,231	132,343
Shares redeemed	(565,431)	(6,153,913)

Net increase (decrease)	(675)	$33,323

mainstayinvestments.com	69

Notes to Financial Statements (continued)

Class I	Shares	Amount

Year ended October 31, 2012:
Shares sold	52,068	$583,822
Shares issued to shareholders in reinvestment of dividends	1,653	17,685
Shares redeemed	(43,217)	(488,436)

Net increase (decrease)	10,504	$113,071

Year ended October 31, 2011:
Shares sold	102,289	$1,101,121
Shares issued to shareholders in reinvestment of dividends	2,335	25,655
Shares redeemed	(82,903)	(934,083)

Net increase (decrease)	21,721	$192,693

MainStay Growth Allocation Fund

Investor Class	Shares	Amount

Year ended October 31, 2012:
Shares sold	1,188,537	$13,180,380
Shares issued to shareholders in reinvestment of dividends	22,501	233,339
Shares redeemed	(1,138,790)	(12,617,381)

Net increase (decrease) in shares outstanding before conversion	72,248	796,338
Shares converted into Investor Class (See Note 1)	267,906	2,952,711
Shares converted from Investor Class (See Note 1)	(563,031)	(6,414,574)

Net increase (decrease)	(222,877)	$(2,665,525)

Year ended October 31, 2011:
Shares sold	1,348,695	$14,593,990
Shares issued to shareholders in reinvestment of dividends	29,542	317,382
Shares redeemed	(981,304)	(10,596,717)

Net increase (decrease) in shares outstanding before conversion	396,933	4,314,655
Shares converted into Investor Class (See Note 1)	393,782	4,056,872
Shares converted from Investor Class (See Note 1)	(412,374)	(4,478,740)

Net increase (decrease)	378,341	$3,892,787

Class A	Shares	Amount

Year ended October 31, 2012:
Shares sold	785,724	$8,741,519
Shares issued to shareholders in reinvestment of dividends	24,675	256,126
Shares redeemed	(1,389,039)	(15,395,414)

Net increase (decrease) in shares outstanding before conversion	(578,640)	(6,397,769)
Shares converted into Class A (See Note 1)	666,161	7,570,926
Shares converted from Class A (See Note 1)	(34,377)	(403,662)

Net increase (decrease)	53,144	$769,495

Year ended October 31, 2011:
Shares sold	1,100,551	$11,925,426
Shares issued to shareholders in reinvestment of dividends	33,129	355,815
Shares redeemed	(1,846,946)	(19,926,306)

Net increase (decrease) in shares outstanding before conversion	(713,266)	(7,645,065)
Shares converted into Class A (See Note 1)	530,096	5,745,374
Shares converted from Class A (See Note 1)	(181,284)	(1,779,755)

Net increase (decrease)	(364,454)	$(3,679,446)

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	659,827	$7,151,490
Shares redeemed	(757,395)	(8,204,964)

Net increase (decrease) in shares outstanding before conversion	(97,568)	(1,053,474)
Shares converted from Class B (See Note 1)	(344,310)	(3,705,401)

Net increase (decrease)	(441,878)	$(4,758,875)

Year ended October 31, 2011:
Shares sold	808,168	$8,608,982
Shares redeemed	(806,886)	(8,603,762)

Net increase (decrease) in shares outstanding before conversion	1,282	5,220
Shares converted from Class B (See Note 1)	(336,218)	(3,543,751)

Net increase (decrease)	(334,936)	$(3,538,531)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	210,896	$2,305,882
Shares redeemed	(221,195)	(2,386,826)

Net increase (decrease)	(10,299)	$(80,944)

Year ended October 31, 2011:
Shares sold	315,992	$3,388,671
Shares redeemed	(257,425)	(2,734,571)

Net increase (decrease)	58,567	$654,100

70	MainStay Asset Allocation Funds

Class I	Shares	Amount

Year ended October 31, 2012:
Shares sold	73,714	$835,935
Shares issued to shareholders in reinvestment of dividends	881	9,230
Shares redeemed	(63,945)	(740,622)

Net increase (decrease)	10,650	$104,543

Year ended October 31, 2011:
Shares sold	35,418	$380,483
Shares issued to shareholders in reinvestment of dividends	934	10,130
Shares redeemed	(34,403)	(379,982)

Net increase (decrease)	1,949	$10,631

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	71

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (the “Funds”), four of the funds constituting MainStay Funds Trust, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund of MainStay Funds Trust as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

72	MainStay Asset Allocation Funds

Federal Income Tax Information

(Unaudited)

The Allocation Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Allocation Funds during such fiscal years. Accordingly, the Conservative Allocation Fund paid $2,675,846 as long term capital distribution.

For the fiscal year ended October 31, 2012, the Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

ODI$
MainStay Conservative Allocation Fund	$935,111
MainStay Moderate Allocation Fund	2,350,588
MainStay Moderate Growth Allocation Fund	2,827,861
MainStay Growth Allocation Fund	1,809,922

The dividends paid by the following Allocation Funds during the fiscal year ended October 31, 2012 which are not designated as capital gain distributions should be multiplied by the following percentage to arrive at the amount eligible for the corporate dividend received deduction.

DRD%
MainStay Conservative Allocation Fund	12.72%
MainStay Moderate Allocation Fund	23.63%
MainStay Moderate Growth Allocation Fund	50.35%
MainStay Growth Allocation Fund	100.00%

Under the Regulated Investment Company Modernization Act of 2010, any qualified Fund of Funds will be permitted to pass through foreign tax credits it received from it’s underlying investments. The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended 10/31/12 is listed below.

FTC$
MainStay Conservative Allocation Fund	$31,589
MainStay Moderate Allocation Fund	118,686
MainStay Moderate Growth Allocation Fund	188,500
MainStay Growth Allocation Fund	129,978

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Allocation Funds’ fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, (i) by visiting the Allocation Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The MainStay Funds are required to file with the SEC their proxy voting records for each Allocation Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Allocation Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	73

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

74	MainStay Asset Allocation Funds

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	75

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

76	MainStay Asset Allocation Funds

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	77

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

78	MainStay Asset Allocation Funds

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	79

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

80	MainStay Asset Allocation Funds

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	81

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28288 MS265-12	MSAA11-12/12 NL0A2

MainStay Indexed Bond Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1.20 4.33%	5.22 5.87%	4.39 4.71%	1.10 1.10%
Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1.33 4.46	5.34 5.98	4.45 4.77	0.78 0.78
Class I Shares	No Sales Charge		4.86	6.39	5.13	0.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	5.25%	6.38%	5.39%
Average Lipper Intermediate Investment Grade Debt Fund[6]	7.25	6.15	5.20

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,022.40	$4.68	$1,020.50	$4.67

Class A Shares	$1,000.00	$1,022.90	$4.37	$1,020.80	$4.37

Class I Shares	$1,000.00	$1,025.00	$2.19	$1,023.00	$2.19

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.92% for Investor Class, 0.86% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2012 (excluding short-term investments)

1.	United States Treasury Notes, 0.25%–3.375%, due 8/15/14–8/15/22

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.273%–8.00%, due 6/1/15–7/1/42

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.446%–8.00%, due 6/1/14–5/1/42

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–8.50%, due 11/15/24–4/15/42

5.	United States Treasury Bonds, 2.75%–6.75%, due 8/15/26–8/15/42
6.	Federal Home Loan Mortgage Corporation, 0.53%–5.125%, due 1/15/15–1/13/22

7.	Federal National Mortgage Association, 1.05%–6.21%, due 10/22/13–8/6/38

8.	Morgan Stanley Capital I, Inc., 5.178%–5.723%, due 9/15/42–3/12/44

9.	Federal Home Loan Bank, 3.625%, due 10/18/13

10.	Goldman Sachs Group, Inc. (The), 5.75%–6.25%, due 9/1/17–1/24/22

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of New York Life Investments,1 the Fund’s Manager.

How did MainStay Indexed Bond Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Indexed Bond Fund returned 4.33% for Investor Class shares and 4.46% for Class A shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 4.86%. All share classes underperformed the 7.25% return of the average Lipper2 intermediate investment grade debt fund and the 5.25% return of the Barclays U.S. Aggregate Bond Index3 for the 12 months ended October 31, 2012. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund seeks to replicate the return of its benchmark. The Fund incurs operating expenses that the Barclays U.S. Aggregate Bond Index does not, and therefore, the Fund’s performance lagged that of the Index due to the Fund’s expenses.

During the reporting period, which credit-rating categories were strong positive performers and which credit rating categories were weak?

Generally speaking, credit spreads4 tightened during the reporting period. Narrower credit spreads led to positive excess returns (or returns above U.S. Treasury securities of comparable duration).5 Within the U.S credit component of the Barclays U.S. Aggregate Bond Index, bonds rated A were the best-performing rating category as spreads narrowed by 87 basis points, followed by bonds rated AA, which narrowed by 70 basis points, and then BBB rated bonds, which narrowed by 67 basis points. (A basis point is one hundredth of a percentage point.) Within the Index, the worst-performing rating category during the reporting period was bonds rated BBB.6

Which market sectors provided the strongest positive contributions to the Fund’s performance, and which market sectors detracted the most?

All broad sectors in the Barclays U.S. Aggregate Bond Index generated positive total returns during the reporting period. Investment-grade corporate bonds were the best-performing sector in the Index, and they provided the strongest positive contribution to the Fund. (Contributions take weightings and total returns into account.) Within securitized products, commercial mortgage-backed securities outperformed mortgage-backed securities and asset-backed securities on a total return basis. The weakest contributor to the Fund was commercial mortgage-backed securities, where on a relative basis lower-quality commercial mortgage-backed securities outperformed higher-quality rated securities. The Fund maintains a bias toward higher quality within commercial mortgage-backed securities.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.
6.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments††† October 31, 2012

	Principal Amount	Value

Long-Term Bonds 100.4%† Asset-Backed Securities 0.2%
Automobile 0.1%
Nissan Auto Lease Trust Series 2010-B, Class A3 1.12%, due 12/15/13	$426,080	$426,674

Home Equity 0.1%
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34 (a)(b)	157,867	158,889
RAMP Trust Series 2003-RZ5, Class A7 4.97%, due 9/25/33 (b)	90,975	93,567
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (a)(b)	96,707	91,701

		344,157

Other ABS 0.0%‡
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF3 5.028%, due 3/25/47 (a)(b)	500,000	289,833

Total Asset-Backed Securities (Cost $1,265,520)		1,060,664

Corporate Bonds 19.0%
Aerospace & Defense 0.4%
Boeing Co. (The) 6.125%, due 2/15/33	250,000	336,617
Goodrich Corp. 7.00%, due 4/15/38	50,000	72,424
L-3 Communications Corp. 5.20%, due 10/15/19	100,000	113,791
Lockheed Martin Corp.
4.25%, due 11/15/19	250,000	284,667
4.85%, due 9/15/41	100,000	115,147
Northrop Grumman Corp. 5.05%, due 8/1/19	100,000	116,632
United Technologies Corp.
3.10%, due 6/1/22	300,000	323,026
4.50%, due 4/15/20	200,000	235,998
4.50%, due 6/1/42	100,000	115,017
6.125%, due 2/1/19	125,000	157,303

		1,870,622

Agriculture 0.1%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	216,000	243,374

	Principal Amount	Value

Agriculture (continued)
Bunge, Ltd. Finance Corp. 5.35%, due 4/15/14	$100,000	$105,798

		349,172

Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 3/15/20	51,942	56,227
Southwest Airlines Co. 5.25%, due 10/1/14	75,000	80,211

		136,438

Apparel 0.0%‡
VF Corp. 6.45%, due 11/1/37	50,000	67,936

Auto Manufacturers 0.1%
DaimlerChrysler N.A. Holding Corp. 8.50%, due 1/18/31	150,000	239,748

Auto Parts & Equipment 0.0%‡
Johnson Controls, Inc.
5.50%, due 1/15/16	50,000	56,945
6.00%, due 1/15/36	50,000	61,353

		118,298

Banks 3.4%
Bank of America Corp.
3.625%, due 3/17/16	425,000	451,869
4.75%, due 8/1/15	250,000	270,664
5.25%, due 12/1/15	200,000	216,287
5.42%, due 3/15/17	900,000	976,681
5.70%, due 1/24/22	325,000	386,664
Bank of New York Mellon Corp. (The) 2.95%, due 6/18/15	250,000	264,775
BB&T Corp. 3.375%, due 9/25/13	500,000	512,720
Capital One Financial Corp. 5.25%, due 2/21/17	100,000	113,905
Citigroup, Inc.
4.45%, due 1/10/17	100,000	110,475
4.50%, due 1/14/22	400,000	441,579
4.875%, due 5/7/15	350,000	376,073
5.875%, due 2/22/33	450,000	481,662
6.125%, due 11/21/17	500,000	593,079
Fifth Third Bank 4.75%, due 2/1/15	250,000	269,370
♦Goldman Sachs Group, Inc. (The)
5.75%, due 1/24/22	150,000	174,132
5.95%, due 1/18/18	1,000,000	1,164,372
6.00%, due 6/15/20	900,000	1,056,648
6.25%, due 9/1/17	200,000	235,007

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2012, excluding short-term investments. May be subject to change daily.

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co. 4.40%, due 7/22/20	$1,250,000	$1,389,127
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	785,000	928,388
KeyBank N.A. 5.80%, due 7/1/14	375,000	403,282
Mercantile Bankshares Corp. Series B 4.625%, due 4/15/13	100,000	101,620
Morgan Stanley
5.50%, due 7/24/20	1,100,000	1,214,271
6.25%, due 8/28/17	300,000	341,899
Northern Trust Corp. 3.45%, due 11/4/20	100,000	108,692
PNC Bank N.A. 5.25%, due 1/15/17	175,000	200,311
PNC Funding Corp.
3.625%, due 2/8/15	150,000	160,057
5.125%, due 2/8/20	100,000	119,995
State Street Bank & Trust Co. 5.25%, due 10/15/18	100,000	118,098
SunTrust Banks, Inc. 5.40%, due 4/1/20	15,000	16,149
U.S. Bancorp 2.875%, due 11/20/14	300,000	313,922
U.S. Bank N.A. 4.80%, due 4/15/15	100,000	109,510
UBS A.G. 7.75%, due 9/1/26	100,000	127,013
Wachovia Bank N.A.
4.875%, due 2/1/15	575,000	620,868
5.60%, due 3/15/16	200,000	223,563
Wachovia Corp.
5.25%, due 8/1/14	100,000	107,334
5.50%, due 8/1/35	125,000	145,537
Wells Fargo & Co. 4.60%, due 4/1/21	250,000	287,814
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	193,161

		15,326,573

Beverages 0.4%
Anheuser-Busch Cos., Inc. 6.45%, due 9/1/37	300,000	426,762
Anheuser-Busch InBev Worldwide, Inc. 3.75%, due 7/15/42	200,000	206,030
Beam, Inc. 5.375%, due 1/15/16	18,000	20,278
Coca-Cola Co. (The) 3.15%, due 11/15/20	275,000	302,936

	Principal Amount	Value

Beverages (continued)
Pepsi Bottling Group, Inc. 7.00%, due 3/1/29	$60,000	$87,993
PepsiCo., Inc. 5.00%, due 6/1/18	500,000	594,240

		1,638,239

Biotechnology 0.3%
Amgen, Inc.
3.45%, due 10/1/20	150,000	160,429
4.85%, due 11/18/14	725,000	785,335
5.85%, due 6/1/17	150,000	180,829
6.40%, due 2/1/39	100,000	130,301
Genentech, Inc. 4.75%, due 7/15/15	100,000	110,592

		1,367,486

Building Materials 0.0%‡
CRH America, Inc.
4.125%, due 1/15/16	100,000	104,081
6.00%, due 9/30/16	100,000	112,084

		216,165

Chemicals 0.2%
Dow Chemical Co. (The) 4.125%, due 11/15/21	350,000	382,570
E.I. du Pont de Nemours & Co. 3.625%, due 1/15/21	100,000	110,424
Eastman Chemical Co. 4.50%, due 1/15/21	50,000	56,044
Lubrizol Corp. 5.50%, due 10/1/14	100,000	109,099
PPG Industries, Inc. 5.75%, due 3/15/13	100,000	101,858
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	136,804

		896,799

Commercial Services 0.0%‡
R.R. Donnelley & Sons Co. 5.50%, due 5/15/15	9,000	9,315
Western Union Co. (The) 5.93%, due 10/1/16	130,000	153,801

		163,116

Computers 0.4%
Dell, Inc. 4.70%, due 4/15/13	175,000	178,270
Hewlett-Packard Co.
1.55%, due 5/30/14	750,000	749,592
2.20%, due 12/1/15	150,000	149,645
4.375%, due 9/15/21	150,000	148,246
HP Enterprise Services LLC Series B 6.00%, due 8/1/13	100,000	103,568

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Computers (continued)
International Business Machines Corp.
5.70%, due 9/14/17	$250,000	$304,719
5.875%, due 11/29/32	100,000	137,317
6.50%, due 1/15/28	100,000	138,224
7.50%, due 6/15/13	100,000	104,497

		2,014,078

Cosmetics & Personal Care 0.1%
Colgate-Palmolive Co. 3.15%, due 8/5/15	100,000	107,001
Procter & Gamble Co. (The)
4.70%, due 2/15/19	125,000	148,580
5.55%, due 3/5/37	100,000	136,120

		391,701

Diversified Financial Services 0.4%
General Electric Capital Corp.
4.65%, due 10/17/21	150,000	169,726
5.875%, due 1/14/38	625,000	769,518
Series A 6.75%, due 3/15/32	650,000	864,584

		1,803,828

Electric 1.8%
Alliant Energy Corp. 4.00%, due 10/15/14	100,000	104,507
Appalachian Power Co. Series H 5.95%, due 5/15/33	100,000	116,578
CenterPoint Energy Houston Electric LLC
5.70%, due 3/15/13	75,000	76,447
Series K2 6.95%, due 3/15/33	100,000	142,863
Commonwealth Edison Co. 6.15%, due 9/15/17	150,000	184,438
Consolidated Edison Company of New York, Inc. 6.30%, due 8/15/37	275,000	388,397
Constellation Energy Group, Inc. 7.60%, due 4/1/32	100,000	136,898
Detroit Edison Co. (The) 6.40%, due 10/1/13	275,000	288,955
Duke Energy Carolinas LLC 5.30%, due 2/15/40	200,000	249,321
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	250,000	272,368
Entergy Mississippi, Inc. 5.15%, due 2/1/13	75,000	75,771
FirstEnergy Corp. Series C 7.375%, due 11/15/31	200,000	270,361

	Principal Amount	Value

Electric (continued)
Florida Power & Light Co.
5.55%, due 11/1/17	$100,000	$121,193
5.95%, due 10/1/33	175,000	235,545
Florida Power Corp. 6.35%, due 9/15/37	200,000	274,218
Georgia Power Co. 4.75%, due 9/1/40	250,000	285,223
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	45,367
Kentucky Utilities Co. 1.625%, due 11/1/15	100,000	102,942
Nevada Power Co. 6.50%, due 8/1/18	150,000	190,474
NextEra Energy Capital Holdings, Inc. 2.60%, due 9/1/15	300,000	312,298
NiSource Finance Corp. 6.15%, due 3/1/13	80,000	81,341
Ohio Power Co. Series G 6.60%, due 2/15/33	150,000	199,198
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	100,000	127,096
Pacific Gas & Electric Co.
3.25%, due 9/15/21	175,000	189,190
5.625%, due 11/30/17	500,000	609,185
PacifiCorp 6.25%, due 10/15/37	350,000	492,822
Peco Energy Co. 5.95%, due 10/1/36	150,000	200,811
Pepco Holdings, Inc. 2.70%, due 10/1/15	200,000	207,260
PPL Electric Utilities Corp. 3.00%, due 9/15/21	200,000	213,047
PPL Energy Supply LLC 5.40%, due 8/15/14	100,000	107,208
Progress Energy, Inc. 5.625%, due 1/15/16	125,000	142,641
PSE&G Power LLC
5.125%, due 4/15/20	80,000	92,501
8.625%, due 4/15/31	50,000	74,561
PSI Energy, Inc. 5.00%, due 9/15/13	100,000	103,844
Public Service Electric & Gas Co. Series D 5.25%, due 7/1/35	100,000	123,912
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	139,395
San Diego Gas & Electric Co. 5.35%, due 5/15/35	175,000	223,125
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	134,602

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
Southern California Edison Co. 4.50%, due 9/1/40	$175,000	$203,071
Union Electric Co.
4.65%, due 10/1/13	100,000	102,936
5.40%, due 2/1/16	100,000	112,909
Virginia Electric and Power Co.
6.00%, due 1/15/36	100,000	136,862
6.00%, due 5/15/37	175,000	240,077
Xcel Energy, Inc. 6.50%, due 7/1/36	150,000	206,037

		8,337,795

Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	300,000	348,237

Electronics 0.1%
Honeywell International, Inc. 5.70%, due 3/15/37	100,000	135,578
Thermo Fisher Scientific, Inc. 3.20%, due 3/1/16	250,000	267,629

		403,207

Environmental Controls 0.2%
Republic Services, Inc. 5.00%, due 3/1/20	350,000	406,020
Waste Management, Inc.
2.60%, due 9/1/16	100,000	105,541
5.00%, due 3/15/14	50,000	52,791
7.125%, due 12/15/17	100,000	120,116
7.75%, due 5/15/32	75,000	108,777

		793,245

Finance—Auto Loans 0.3%
Ford Motor Credit Co. LLC 4.25%, due 2/3/17	950,000	1,012,772
Toyota Motor Credit Corp.
2.80%, due 1/11/16	100,000	105,674
3.40%, due 9/15/21	200,000	218,616

		1,337,062

Finance—Consumer Loans 0.4%
American General Finance Corp. Series I 5.40%, due 12/1/15	350,000	327,250
HSBC Finance Corp. 6.676%, due 1/15/21	1,000,000	1,183,335
SLM Corp. 5.625%, due 8/1/33	250,000	233,750

		1,744,335

	Principal Amount	Value

Finance—Credit Card 0.2%
American Express Co.
5.50%, due 9/12/16	$75,000	$86,295
6.15%, due 8/28/17	625,000	759,727

		846,022

Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos., Inc. (The) 7.25%, due 2/1/18	400,000	497,737
Credit Suisse First Boston USA, Inc. 4.875%, due 1/15/15	875,000	946,211
Merrill Lynch & Co., Inc.
5.70%, due 5/2/17	100,000	110,009
6.40%, due 8/28/17	400,000	471,665

		2,025,622

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp.
5.45%, due 2/1/18	150,000	181,636
8.00%, due 3/1/32	75,000	115,318

		296,954

Food 0.6%
ConAgra Foods, Inc. 7.00%, due 10/1/28	100,000	130,542
Corn Products International, Inc. 4.625%, due 11/1/20	50,000	55,786
General Mills, Inc. 5.70%, due 2/15/17	300,000	355,227
Hershey Co. (The) 5.45%, due 9/1/16	100,000	116,175
Kellogg Co. Series B 7.45%, due 4/1/31	75,000	105,978
Kraft Foods Group, Inc.
3.50%, due 6/6/22 (c)	200,000	216,845
5.375%, due 2/10/20 (c)	130,000	159,463
6.125%, due 8/23/18 (c)	332,000	411,459
Kroger Co. (The) 6.40%, due 8/15/17	225,000	273,381
Mondelez International, Inc.
5.375%, due 2/10/20	120,000	147,288
6.125%, due 2/1/18	118,000	145,495
6.50%, due 8/11/17	225,000	277,903
Safeway, Inc.
5.00%, due 8/15/19	100,000	107,316
6.35%, due 8/15/17	100,000	114,874
Sysco Corp. 5.375%, due 9/21/35	100,000	129,086
Unilever Capital Corp. 5.90%, due 11/15/32	100,000	143,326

		2,890,144

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Forest Products & Paper 0.1%
International Paper Co.
4.75%, due 2/15/22	$100,000	$113,868
5.25%, due 4/1/16	150,000	167,386
5.30%, due 4/1/15	250,000	271,678

		552,932

Gas 0.0%‡
AGL Capital Corp. 4.45%, due 4/15/13	100,000	101,685

Health Care—Products 0.2%
Baxter International, Inc.
4.625%, due 3/15/15	150,000	164,059
5.90%, due 9/1/16	100,000	119,305
Becton Dickinson and Co. 3.125%, due 11/8/21	100,000	107,725
CareFusion Corp. 5.125%, due 8/1/14	100,000	106,831
Medtronic, Inc.
4.45%, due 3/15/20	200,000	232,845
Series B 4.75%, due 9/15/15	50,000	55,681
St. Jude Medical, Inc. 3.75%, due 7/15/14	150,000	157,809

		944,255

Health Care—Services 0.3%
Aetna, Inc. 4.125%, due 6/1/21	175,000	194,165
CIGNA Corp. 5.125%, due 6/15/20	150,000	174,020
Laboratory Corporation of America Holdings 4.625%, due 11/15/20	100,000	112,077
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	111,399
UnitedHealth Group, Inc.
2.875%, due 3/15/22	200,000	205,649
6.00%, due 6/15/17	330,000	399,605
WellPoint, Inc. 5.95%, due 12/15/34	250,000	299,482

		1,496,397

Home Builders 0.0%‡
MDC Holdings, Inc. 5.375%, due 7/1/15	50,000	53,804
Toll Brothers Finance Corp. 5.15%, due 5/15/15	50,000	54,276

		108,080

Household Products & Wares 0.0%‡
Kimberly-Clark Corp. 6.375%, due 1/1/28	100,000	129,266

	Principal Amount	Value

Insurance 1.0%
ACE INA Holdings, Inc.
2.60%, due 11/23/15	$100,000	$104,794
5.70%, due 2/15/17	60,000	70,798
5.875%, due 6/15/14	105,000	113,645
AEGON Funding Co. LLC 5.75%, due 12/15/20	100,000	117,805
Allstate Corp. (The) 5.00%, due 8/15/14	525,000	564,664
American International Group, Inc.
5.85%, due 1/16/18	300,000	350,516
6.25%, due 5/1/36	200,000	257,869
Assurant, Inc. 5.625%, due 2/15/14	100,000	103,908
Chubb Corp.
5.20%, due 4/1/13	100,000	101,959
5.75%, due 5/15/18	100,000	124,174
Genworth Financial, Inc.
Class A 4.95%, due 10/1/15	75,000	78,230
5.75%, due 6/15/14	50,000	51,987
Hartford Financial Services Group, Inc. (The) 5.50%, due 3/30/20	150,000	173,796
Lincoln National Corp.
4.75%, due 2/15/14	150,000	157,250
4.85%, due 6/24/21	25,000	27,720
Marsh & McLennan Cos., Inc. 5.375%, due 7/15/14	100,000	107,357
MetLife, Inc.
4.75%, due 2/8/21	400,000	463,981
5.70%, due 6/15/35	100,000	123,872
Metropolitan Life Global Funding I 5.125%, due 6/10/14 (c)	220,000	235,489
Nationwide Financial Services, Inc. 5.10%, due 10/1/15	25,000	26,385
Principal Financial Group, Inc. 6.05%, due 10/15/36	100,000	125,235
Progressive Corp. (The) 6.25%, due 12/1/32	50,000	65,554
Protective Life Corp. 4.875%, due 11/1/14	100,000	105,588
Prudential Financial, Inc.
Series B 5.10%, due 9/20/14	500,000	538,612
5.70%, due 12/14/36	200,000	233,646
Travelers Cos., Inc. (The)
3.90%, due 11/1/20	200,000	227,200
6.75%, due 6/20/36	75,000	105,836

		4,757,870

Internet 0.0%‡
Symantec Corp. 2.75%, due 9/15/15	50,000	51,630

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Iron & Steel 0.0%‡
Nucor Corp. 4.125%, due 9/15/22	$50,000	$56,196

Lodging 0.0%‡
Marriott International, Inc. 5.625%, due 2/15/13	50,000	50,635

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.803%, due 8/15/42 (c)	342,000	353,081

Machinery—Diversified 0.1%
Deere & Co.
4.375%, due 10/16/19	100,000	117,129
7.125%, due 3/3/31	125,000	181,944

		299,073

Media 1.3%
CBS Corp.
3.375%, due 3/1/22	275,000	289,032
4.85%, due 7/1/42	100,000	108,489
Comcast Corp.
5.65%, due 6/15/35	325,000	387,289
6.45%, due 3/15/37	250,000	329,094
COX Communications, Inc. 5.45%, due 12/15/14	100,000	109,703
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, due 3/15/22	200,000	208,384
5.20%, due 3/15/20	250,000	287,930
Discovery Communications LLC
3.70%, due 6/1/15	200,000	214,736
6.35%, due 6/1/40	105,000	139,068
Historic TW, Inc. 6.625%, due 5/15/29	250,000	322,281
NBC Universal Media LLC 5.15%, due 4/30/20	600,000	718,531
News America, Inc.
4.50%, due 2/15/21	100,000	114,257
5.30%, due 12/15/14	300,000	329,300
6.40%, due 12/15/35	175,000	224,422
7.25%, due 5/18/18	100,000	125,918
Time Warner Cable, Inc.
5.00%, due 2/1/20	250,000	294,292
6.55%, due 5/1/37	275,000	357,950
6.75%, due 7/1/18	250,000	316,483
Time Warner, Inc. 7.625%, due 4/15/31	375,000	537,867

	Principal Amount	Value

Media (continued)
Viacom, Inc. 6.875%, due 4/30/36	$250,000	$339,844

		5,754,870

Mining 0.2%
Alcoa, Inc.
5.72%, due 2/23/19	287,000	313,965
5.95%, due 2/1/37	100,000	100,578
Newmont Mining Corp. 5.125%, due 10/1/19	150,000	173,940
Vulcan Materials Co. 6.30%, due 6/15/13	150,000	153,750

		742,233

Miscellaneous—Manufacturing 0.2%
3M Co. 5.70%, due 3/15/37	150,000	209,498
Cooper U.S., Inc.
2.375%, due 1/15/16	125,000	128,536
5.25%, due 11/15/12	50,000	50,066
Danaher Corp.
3.90%, due 6/23/21	50,000	56,410
5.625%, due 1/15/18	100,000	119,900
Dover Corp. 5.45%, due 3/15/18	100,000	119,050

		683,460

Office & Business Equipment 0.1%
Pitney Bowes, Inc. 5.75%, due 9/15/17	100,000	109,668
Xerox Corp.
6.35%, due 5/15/18	100,000	117,197
6.40%, due 3/15/16	160,000	182,685

		409,550

Oil & Gas 0.9%
Anadarko Petroleum Corp.
5.95%, due 9/15/16	475,000	551,766
6.45%, due 9/15/36	150,000	192,928
Apache Corp.
3.625%, due 2/1/21	250,000	280,187
4.75%, due 4/15/43	100,000	118,221
Burlington Resources, Inc. 7.375%, due 3/1/29	104,000	141,165
Chevron Corp. 4.95%, due 3/3/19	125,000	150,972
ConocoPhillips 5.90%, due 10/15/32	350,000	465,396
Devon Energy Corp.
4.00%, due 7/15/21	200,000	224,230
7.95%, due 4/15/32	50,000	76,210
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	229,525

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Hess Corp. 7.30%, due 8/15/31	$100,000	$137,833
Marathon Oil Corp. 6.80%, due 3/15/32	100,000	132,715
Marathon Petroleum Corp.
3.50%, due 3/1/16	50,000	53,573
5.125%, due 3/1/21	100,000	117,914
Occidental Petroleum Corp. 3.125%, due 2/15/22	175,000	190,643
Pemex Project Funding Master Trust 6.625%, due 6/15/35	500,000	623,750
Valero Energy Corp.
4.50%, due 2/1/15	175,000	188,728
6.625%, due 6/15/37	100,000	124,769
7.50%, due 4/15/32	100,000	131,994
XTO Energy, Inc. 4.90%, due 2/1/14	75,000	79,142

		4,211,661

Oil & Gas Services 0.2%
Baker Hughes, Inc. 5.125%, due 9/15/40	200,000	250,740
Halliburton Co. 6.15%, due 9/15/19	250,000	318,296
Weatherford International, Inc. 6.35%, due 6/15/17	225,000	262,873

		831,909

Pharmaceuticals 0.9%
Abbott Laboratories 6.15%, due 11/30/37	225,000	321,387
Allergan, Inc. 5.75%, due 4/1/16	50,000	58,538
Bristol-Myers Squibb Co.
5.875%, due 11/15/36	75,000	98,611
7.15%, due 6/15/23	50,000	70,261
Cardinal Health, Inc.
4.00%, due 6/15/15	200,000	214,565
5.50%, due 6/15/13	50,000	51,403
Eli Lilly & Co.
4.50%, due 3/15/18	100,000	113,164
7.125%, due 6/1/25	175,000	249,091
Express Scripts Holding Co. 2.75%, due 11/21/14 (c)	300,000	311,000
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	125,000	180,347
Johnson & Johnson 6.95%, due 9/1/29	100,000	145,449
McKesson Corp. 5.70%, due 3/1/17	50,000	59,414
Mead Johnson Nutrition Co. 3.50%, due 11/1/14	250,000	262,100

	Principal Amount	Value

Pharmaceuticals (continued)
Medco Health Solutions, Inc. 2.75%, due 9/15/15	$200,000	$209,095
Merck & Co., Inc.
4.75%, due 3/1/15	100,000	109,615
5.00%, due 6/30/19	250,000	301,927
6.50%, due 12/1/33	200,000	297,259
Pfizer, Inc. 6.20%, due 3/15/19	300,000	384,060
Wyeth LLC
5.50%, due 3/15/13	100,000	101,959
6.00%, due 2/15/36	200,000	275,446
6.45%, due 2/1/24	100,000	136,534

		3,951,225

Pipelines 0.6%
Energy Transfer Partners, L.P.
5.20%, due 2/1/22	200,000	229,582
5.95%, due 2/1/15	130,000	143,537
6.70%, due 7/1/18	100,000	122,818
Enterprise Products Operating, L.P. Series B 6.875%, due 3/1/33	200,000	264,928
Kinder Morgan Energy Partners, L.P.
5.00%, due 12/15/13	150,000	156,894
5.80%, due 3/15/35	300,000	357,739
ONEOK Partners, L.P. 6.15%, due 10/1/16	200,000	235,856
Plains All American Pipeline, L.P./PAA Finance Corp. 6.65%, due 1/15/37	65,000	87,659
Spectra Energy Capital LLC
6.20%, due 4/15/18	50,000	60,882
6.75%, due 2/15/32	125,000	155,708
Tennessee Gas Pipeline Co. LLC 7.50%, due 4/1/17	300,000	373,332
Williams Cos., Inc. 8.75%, due 3/15/32	114,000	163,293
Williams Partners, L.P. 3.80%, due 2/15/15	300,000	319,709

		2,671,937

Real Estate 0.0%‡
Regency Centers, L.P. 5.25%, due 8/1/15	100,000	109,938

Real Estate Investment Trusts 0.3%
AvalonBay Communities, Inc. 4.95%, due 3/15/13	100,000	101,569
Boston Properties, L.P. 4.125%, due 5/15/21	50,000	54,851
Camden Property Trust 5.00%, due 6/15/15	100,000	108,982

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
ERP Operating, L.P.
5.125%, due 3/15/16	$50,000	$56,207
5.375%, due 8/1/16	50,000	57,145
Hospitality Properties Trust 5.125%, due 2/15/15	50,000	52,732
Kimco Realty Corp. 5.783%, due 3/15/16	50,000	56,440
Liberty Property, L.P. 5.125%, due 3/2/15	100,000	108,051
ProLogis, L.P. 6.625%, due 5/15/18	50,000	59,283
Simon Property Group, L.P.
3.375%, due 3/15/22	400,000	428,158
5.25%, due 12/1/16	225,000	258,833
Weyerhaeuser Co. 7.375%, due 3/15/32	100,000	127,282

		1,469,533

Retail 0.7%
Costco Wholesale Corp. 5.50%, due 3/15/17	100,000	120,032
CVS Caremark Corp.
4.75%, due 5/18/20	250,000	294,503
4.875%, due 9/15/14	50,000	54,023
6.25%, due 6/1/27	175,000	238,345
Home Depot, Inc. 5.875%, due 12/16/36	250,000	337,994
Lowe’s Cos., Inc.
6.65%, due 9/15/37	100,000	139,631
6.875%, due 2/15/28	150,000	195,214
McDonald’s Corp. 5.80%, due 10/15/17	300,000	370,359
Target Corp.
2.90%, due 1/15/22	100,000	107,296
6.50%, due 10/15/37	150,000	212,324
Wal-Mart Stores, Inc.
5.00%, due 10/25/40	400,000	489,817
5.375%, due 4/5/17	200,000	236,807
6.50%, due 8/15/37	175,000	253,515
Yum! Brands, Inc. 6.25%, due 3/15/18	130,000	158,580

		3,208,440

Software 0.3%
Fiserv, Inc. 3.50%, due 10/1/22	100,000	101,758
Microsoft Corp. 3.00%, due 10/1/20	300,000	328,593

	Principal Amount	Value

Software (continued)
Oracle Corp.
5.00%, due 7/8/19	$400,000	$486,162
5.25%, due 1/15/16	200,000	228,593

		1,145,106

Telecommunications 1.0%
AT&T, Inc.
1.60%, due 2/15/17	350,000	359,290
5.55%, due 8/15/41	100,000	127,276
6.15%, due 9/15/34	250,000	320,788
6.30%, due 1/15/38	300,000	401,671
BellSouth Corp.
6.00%, due 11/15/34	100,000	115,995
6.875%, due 10/15/31	250,000	315,365
Cisco Systems, Inc.
4.45%, due 1/15/20	250,000	294,771
5.50%, due 2/22/16	450,000	520,837
Embarq Corp. 7.995%, due 6/1/36	200,000	215,890
Harris Corp. 5.00%, due 10/1/15	50,000	55,092
Motorola, Inc. 7.50%, due 5/15/25	100,000	133,799
New Cingular Wireless Services, Inc. 8.75%, due 3/1/31	100,000	162,271
Qwest Corp. 6.75%, due 12/1/21	100,000	119,603
Verizon Communications, Inc.
1.25%, due 11/3/14	500,000	507,583
3.50%, due 11/1/21	100,000	110,843
5.85%, due 9/15/35	300,000	391,522
6.40%, due 2/15/38	175,000	243,007
Verizon Global Funding Corp. 7.75%, due 12/1/30	100,000	151,400

		4,547,003

Transportation 0.5%
Burlington Northern Santa Fe LLC
5.75%, due 5/1/40	300,000	383,862
6.15%, due 5/1/37	175,000	232,275
6.20%, due 8/15/36	50,000	64,020
CSX Corp. 5.60%, due 5/1/17	100,000	118,044
CSX Transportation, Inc. 7.875%, due 5/15/43	100,000	153,115
FedEx Corp. 8.00%, due 1/15/19	50,000	66,412
Norfolk Southern Corp.
2.903%, due 2/15/23 (c)	106,000	108,010
4.837%, due 10/1/41	128,000	149,072
Union Pacific Corp. 4.163%, due 7/15/22	309,000	351,821

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Transportation (continued)
United Parcel Service, Inc.
5.50%, due 1/15/18	$100,000	$121,112
6.20%, due 1/15/38	300,000	425,064

		2,172,807

Water 0.0%‡
American Water Capital Corp. 6.085%, due 10/15/17	100,000	118,543

Total Corporate Bonds (Cost $76,093,725)		86,552,137

Foreign Government Bonds 2.0%
Foreign Governments 2.0%
Export Development Canada 3.125%, due 4/24/14	250,000	260,375
Federal Republic of Brazil
4.875%, due 1/22/21	750,000	898,125
6.00%, due 1/17/17	1,350,000	1,599,750
Poland Government International Bond 5.125%, due 4/21/21	200,000	235,028
Province of Manitoba Canada 1.30%, due 4/3/17	100,000	102,310
Province of Nova Scotia 2.375%, due 7/21/15	100,000	104,820
Province of Ontario
2.95%, due 2/5/15	250,000	263,573
4.00%, due 10/7/19	225,000	259,060
4.10%, due 6/16/14	350,000	370,818
4.95%, due 11/28/16	350,000	407,610
Province of Quebec
5.125%, due 11/14/16	385,000	450,296
Series NJ 7.50%, due 7/15/23	302,000	431,135
Republic of Chile 5.50%, due 1/15/13	100,000	100,950
Republic of Italy 6.875%, due 9/27/23	750,000	866,505
Republic of Korea 5.75%, due 4/16/14	600,000	640,978
Republic of Poland 5.25%, due 1/15/14	100,000	105,280
United Mexican States
5.125%, due 1/15/20	1,300,000	1,553,500
5.625%, due 1/15/17	400,000	467,600

Total Foreign Government Bonds (Cost $8,316,166)		9,117,713

	Principal Amount	Value

Mortgage-Backed Securities 2.4%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.4%
Banc of America Commercial Mortgage, Inc. Series 2005-4, Class A3 4.891%, due 7/10/45	$1,054,114	$1,055,080
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class AAB 5.315%, due 2/11/44	1,199,319	1,248,142
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5, Class A5 5.224%, due 4/10/37 (d)	1,000,000	1,106,943
Series 2006-GG7, Class A4 5.867%, due 7/10/38 (d)	1,000,000	1,157,737
GS Mortgage Securities Corp. II Series 2006-GG6, Class AM 5.622%, due 4/10/38 (e)	1,200,000	1,318,639
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-CB7, Class A4 4.879%, due 1/12/38 (e)	457,328	473,196
Series 2007-CB18, Class A4 5.44%, due 6/12/47	1,245,000	1,443,168
♦Morgan Stanley Capital I, Inc.
Series 2005-IQ10, Class AAB 5.178%, due 9/15/42 (e)	271,706	272,298
Series 2006-HQ8, Class AM 5.466%, due 3/12/44 (d)	1,200,000	1,316,149
Series 2006-IQ11, Class A4 5.723%, due 10/15/42 (d)	1,400,000	1,589,585

Total Mortgage-Backed Securities (Cost $8,014,258)		10,980,937

Municipal Bonds 0.7%
Arizona 0.3%
Salt River Project Agricultural Improvement and Power District Electric System Revenue 4.839%, due 1/1/41	1,000,000	1,206,110

Connecticut 0.1%
State of Connecticut, Transportation & Infrastructure Revenue 5.459%, due 11/1/30	500,000	599,425

Kansas 0.3%
Kansas State Department of Transportation, Highway Revenue 4.596%, due 9/1/35	1,000,000	1,142,460

Total Municipal Bonds (Cost $2,522,656)		2,947,995

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies 70.5%
♦Federal Home Loan Bank 0.7%
3.625%, due 10/18/13	$3,000,000	$3,097,839

♦Federal Home Loan Mortgage Corporation 2.5%
0.53%, due 11/20/15	900,000	900,655
0.55%, due 2/27/15	1,500,000	1,501,784
2.375%, due 1/13/22	500,000	524,009
3.75%, due 3/27/19	1,100,000	1,276,248
4.50%, due 1/15/15	2,000,000	2,181,694
4.75%, due 1/19/16	2,000,000	2,272,320
5.125%, due 10/18/16	2,430,000	2,857,755

		11,514,465

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.7%
2.446%, due 12/1/41 (e)	1,163,571	1,217,259
3.00%, due 5/1/26 TBA (f)	2,600,000	2,725,531
3.50%, due 4/1/26	759,647	801,100
3.50%, due 5/1/26	337,568	355,989
3.50%, due 4/1/32	858,439	916,328
3.50%, due 4/1/41	310,883	330,780
3.50%, due 12/1/41 TBA (f)	1,300,000	1,379,219
3.50%, due 3/1/42	455,475	484,624
3.50%, due 4/1/42	762,542	811,819
4.00%, due 7/1/23	729,300	775,022
4.00%, due 6/1/24	392,555	417,043
4.00%, due 4/1/26	350,071	371,908
4.00%, due 2/1/31	462,133	497,771
4.00%, due 7/1/39	1,067,696	1,139,523
4.00%, due 12/1/40	2,239,035	2,391,060
4.00%, due 2/1/41	450,632	481,229
4.00%, due 5/1/42	878,544	948,902
4.50%, due 4/1/20	620,078	664,378
4.50%, due 10/1/24	250,762	268,207
4.50%, due 5/1/25	396,567	424,156
4.50%, due 7/1/30	357,812	384,918
4.50%, due 6/1/34	129,860	139,475
4.50%, due 6/1/35	232,010	249,005
4.50%, due 8/1/35	280,858	301,432
4.50%, due 7/1/39	26,116	27,988
4.50%, due 8/1/39	508,857	545,338
4.50%, due 1/1/40	1,100,908	1,179,833
4.50%, due 8/1/40	2,640,906	2,837,663
4.50%, due 2/1/41	19,396	20,908
5.00%, due 1/1/25	633,811	685,827
5.00%, due 8/1/30	344,918	382,261
5.00%, due 8/1/35	2,172,519	2,361,296
5.00%, due 6/1/37	1,871,207	2,025,909
5.00%, due 3/1/40	459,463	501,470
5.00%, due 2/1/41	698,740	763,495
5.171%, due 4/1/39 (e)	344,549	372,816

	Principal Amount	Value

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.255%, due 3/1/39 (e)	$152,407	$163,902
5.50%, due 2/1/18	127,334	136,653
5.50%, due 3/1/23	66,704	72,481
5.50%, due 6/1/23	147,972	160,790
5.50%, due 11/1/27	240,118	261,753
5.50%, due 9/1/35	290,265	317,416
5.50%, due 4/1/37	1,968,727	2,142,420
5.50%, due 11/1/37	227,225	247,272
5.50%, due 4/1/38	347,342	379,832
5.50%, due 8/1/38	328,310	356,968
6.00%, due 8/1/17	105,070	110,932
6.00%, due 6/1/21	53,171	58,459
6.00%, due 9/1/21	91,741	100,866
6.00%, due 11/1/22	74,959	82,767
6.00%, due 4/1/36	364,976	402,299
6.00%, due 8/1/36	147,184	162,235
6.00%, due 2/1/37	491,809	542,102
6.00%, due 12/1/39	464,807	511,613
6.00%, due 5/1/40	1,158,245	1,282,841
6.123%, due 10/1/36 (e)	236,320	257,698
6.50%, due 6/1/14	2,525	2,635
6.50%, due 4/1/17	4,125	4,424
6.50%, due 5/1/17	17,928	19,447
6.50%, due 11/1/25	14,018	15,780
6.50%, due 5/1/26	2,392	2,736
6.50%, due 3/1/27	6,876	7,880
6.50%, due 5/1/31	9,325	10,814
6.50%, due 8/1/31	5,686	6,594
6.50%, due 1/1/32	46,519	53,529
6.50%, due 3/1/32	38,130	43,992
6.50%, due 4/1/32	18,949	21,862
6.50%, due 7/1/32	28,101	32,421
6.50%, due 1/1/34	38,760	44,367
6.50%, due 1/1/37	188,758	214,548
6.50%, due 9/1/37	364,147	414,162
7.00%, due 4/1/26	4,913	5,830
7.00%, due 7/1/26	519	616
7.00%, due 12/1/27	7,606	9,067
7.00%, due 1/1/30	3,952	4,690
7.00%, due 3/1/31	31,298	36,883
7.00%, due 10/1/31	10,244	12,072
7.00%, due 3/1/32	42,969	50,636
7.00%, due 9/1/33	200,575	233,620
7.00%, due 11/1/36	72,793	83,866
7.00%, due 12/1/37	175,236	202,033
7.50%, due 1/1/16	2,054	2,185
7.50%, due 1/1/26	1,385	1,657
7.50%, due 2/1/32	28,650	35,155
8.00%, due 7/1/26	2,224	2,425

		39,508,707

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association 2.0%
1.05%, due 10/22/13	$1,000,000	$1,007,394
2.625%, due 11/20/14	500,000	523,716
2.75%, due 3/13/14	1,000,000	1,033,693
3.00%, due 9/16/14	3,000,000	3,153,063
5.375%, due 6/12/17	2,100,000	2,535,754
6.21%, due 8/6/38	475,000	718,219

		8,971,839

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.9%
2.273%, due 12/1/41 (e)	2,123,994	2,210,226
3.00%, due 11/1/26 TBA (f)	2,500,000	2,634,766
3.00%, due 7/1/42 TBA (f)	300,000	313,875
3.50%, due 11/1/25	2,408,889	2,557,651
3.50%, due 5/1/31	659,545	705,380
3.50%, due 12/1/40	856,591	913,175
3.50%, due 1/1/41	438,078	467,016
3.50%, due 2/1/41	483,655	515,604
3.50%, due 12/1/41	1,210,057	1,289,989
3.50%, due 12/1/41 TBA (f)	1,700,000	1,807,578
3.50%, due 3/1/42	917,596	978,782
3.532%, due 8/1/40 (e)	527,162	555,932
4.00%, due 3/1/22	227,320	245,167
4.00%, due 2/1/25	960,534	1,026,343
4.00%, due 3/1/25	1,192,274	1,274,706
4.00%, due 6/1/30	178,336	192,388
4.00%, due 1/1/31	366,064	394,908
4.00%, due 6/1/39	1,289,827	1,382,592
4.00%, due 12/1/39	1,096,116	1,174,278
4.00%, due 7/1/40	706,731	757,145
4.00%, due 9/1/40	3,235,042	3,468,720
4.00%, due 3/1/41	1,293,633	1,387,480
4.00%, due 1/1/42	1,135,080	1,217,426
4.50%, due 5/1/19	14,472	15,635
4.50%, due 11/1/22	16,342	17,625
4.50%, due 2/1/23	76,109	82,040
4.50%, due 3/1/23	67,333	72,580
4.50%, due 6/1/23	632,889	682,208
4.50%, due 4/1/24	326,882	352,355
4.50%, due 3/1/30	454,209	492,315
4.50%, due 3/1/40	2,340,948	2,595,397
4.50%, due 4/1/41	558,400	596,585
4.50%, due 5/1/41	5,800,618	6,197,278
4.50%, due 7/1/41	1,963,202	2,128,125
5.00%, due 3/1/21	13,993	15,249
5.00%, due 6/1/22	165,991	180,528
5.00%, due 4/1/23	133,537	145,085
5.00%, due 7/1/23	147,176	159,904
5.00%, due 8/1/23	309,991	337,623
5.00%, due 1/1/24	173,108	188,079

	Principal Amount	Value

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 11/1/29	$320,707	$350,414
5.00%, due 7/1/30	231,557	253,006
5.00%, due 7/1/35	554,152	609,053
5.00%, due 11/1/35	383,089	418,933
5.00%, due 2/1/36	903,023	988,962
5.00%, due 7/1/36	480,425	528,031
5.00%, due 7/1/37	1,532,378	1,683,418
5.00%, due 8/1/38	747,596	819,406
5.00%, due 1/1/39	394,949	441,653
5.00%, due 7/1/39	699,130	762,797
5.00%, due 9/1/40	225,290	246,933
5.50%, due 8/1/17	15,332	16,602
5.50%, due 7/1/22	272,847	296,992
5.50%, due 11/1/23	68,271	74,313
5.50%, due 4/1/30	327,184	362,819
5.50%, due 9/1/33	287,312	318,856
5.50%, due 12/1/34	617,773	682,123
5.50%, due 5/1/35	178,450	196,815
5.50%, due 6/1/35	96,635	106,580
5.50%, due 8/1/35	90,984	100,347
5.50%, due 4/1/36	220,957	243,697
5.50%, due 11/1/36	167,013	183,366
5.50%, due 3/1/37	894,575	981,047
5.50%, due 4/1/37	120,110	131,720
5.50%, due 8/1/37	1,240,805	1,377,031
5.50%, due 3/1/38	1,534,935	1,683,307
5.50%, due 12/1/38	390,802	431,021
5.50%, due 2/1/39	206,134	227,349
5.50%, due 7/1/40	330,401	368,844
6.00%, due 6/1/16	12,047	12,825
6.00%, due 7/1/16	8,964	9,543
6.00%, due 9/1/16	6,420	6,835
6.00%, due 9/1/17	5,539	5,965
6.00%, due 7/1/36	398,443	442,686
6.00%, due 12/1/36	118,099	131,213
6.00%, due 4/1/37	335,593	372,857
6.00%, due 7/1/37	551,252	612,462
6.00%, due 8/1/37	200,439	222,696
6.00%, due 12/1/37	467,160	519,033
6.00%, due 2/1/38	645,357	717,017
6.00%, due 1/1/39	1,281,429	1,422,680
6.50%, due 6/1/15	4,311	4,455
6.50%, due 7/1/32	4,955	5,864
6.50%, due 8/1/32	100,572	116,112
6.50%, due 8/1/35	132,381	157,065
6.50%, due 9/1/35	2,405	2,853
6.50%, due 7/1/36	292,164	331,754
6.50%, due 8/1/36	85,187	96,729
6.50%, due 9/1/36	184,905	219,603
6.50%, due 10/1/36	84,601	96,793

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 11/1/36	$97,547	$110,764
6.50%, due 8/1/37	5,592	6,401
6.50%, due 10/1/37	6,700	7,612
6.50%, due 11/1/37	84,957	96,533
6.50%, due 12/1/37	101,276	115,071
6.50%, due 2/1/38	245,022	278,405
7.00%, due 9/1/37	56,688	67,459
7.00%, due 10/1/37	6,221	7,403
7.00%, due 11/1/37	191,685	228,105
7.50%, due 7/1/30	9,670	10,690
7.50%, due 7/1/31	36,483	44,662
7.50%, due 8/1/31	467	487
8.00%, due 1/1/25	175	180
8.00%, due 6/1/25	184	222
8.00%, due 9/1/25	961	1,165
8.00%, due 9/1/26	4,930	5,994
8.00%, due 10/1/26	878	960
8.00%, due 11/1/26	931	1,136
8.00%, due 4/1/27	1,724	2,106
8.00%, due 6/1/27	17,843	19,688
8.00%, due 12/1/27	4,157	4,206
8.00%, due 1/1/28	28,935	35,440

		63,166,902

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 7.1%
3.50%, due 11/1/41 TBA (f)	500,000	544,141
3.50%, due 3/1/42 TBA (f)	3,100,000	3,368,343
3.50%, due 4/15/42	495,530	540,121
4.00%, due 9/15/25	387,556	419,505
4.00%, due 10/15/41	446,050	489,056
4.00%, due 12/15/41	1,711,509	1,876,525
4.00%, due 1/20/42	3,900,000	4,259,918
4.50%, due 11/15/24	356,225	389,390
4.50%, due 4/15/39	1,705,369	1,860,774
4.50%, due 5/20/39	2,800,000	3,078,469
4.50%, due 10/20/39	367,820	403,662
4.50%, due 6/20/40	388,487	430,495
4.50%, due 7/15/40	348,066	381,090
4.50%, due 9/15/40	1,139,599	1,250,569
4.50%, due 10/20/40	372,145	412,386
4.50%, due 7/20/41	627,038	690,835
4.50%, due 9/20/41	412,046	455,287
5.00%, due 4/20/33	121,997	135,421
5.00%, due 8/15/33	61,123	67,734
5.00%, due 2/15/36	356,400	391,384
5.00%, due 6/20/36	12,119	13,426
5.00%, due 5/15/39	471,467	516,567
5.00%, due 8/15/39	731,898	816,548

	Principal Amount	Value

♦Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 9/15/39	$752,405	$827,201
5.00%, due 5/15/40	159,870	176,163
5.00%, due 9/20/40	2,876,277	3,205,541
5.50%, due 3/15/33	816,663	908,157
5.50%, due 7/15/34	278,011	309,036
5.50%, due 7/20/34	118,705	132,248
5.50%, due 9/15/35	261,274	289,615
5.50%, due 12/20/35	263,564	292,647
5.50%, due 1/20/39	601,090	664,412
6.00%, due 3/20/29	31,528	35,934
6.00%, due 1/15/32	62,225	71,108
6.00%, due 12/15/32	22,098	25,252
6.00%, due 3/20/33	164,385	188,129
6.00%, due 2/15/34	152,224	173,003
6.00%, due 1/20/35	87,232	99,614
6.00%, due 6/15/35	103,295	117,202
6.00%, due 9/15/35	193,407	220,316
6.00%, due 9/20/40	676,486	770,393
6.50%, due 3/20/31	20,157	23,334
6.50%, due 1/15/32	28,581	33,829
6.50%, due 6/15/35	1,847	2,122
6.50%, due 12/15/35	31,524	36,689
6.50%, due 1/15/36	151,386	174,331
6.50%, due 9/15/36	61,281	72,898
6.50%, due 9/15/37	90,078	103,495
6.50%, due 10/15/37	100,941	116,550
6.50%, due 11/15/38	339,946	389,520
7.00%, due 2/15/26	578	686
7.00%, due 6/15/29	557	585
7.00%, due 12/15/29	3,753	4,490
7.00%, due 5/15/31	2,373	2,829
7.00%, due 8/15/31	5,766	6,873
7.00%, due 8/20/31	28,929	34,943
7.00%, due 8/15/32	43,400	51,408
7.50%, due 3/15/26	4,359	4,574
7.50%, due 10/15/26	1,794	1,894
7.50%, due 11/15/26	1,262	1,325
7.50%, due 1/15/30	14,715	15,929
7.50%, due 10/15/30	7,153	8,308
7.50%, due 3/15/32	23,540	29,126
8.00%, due 6/15/26	196	238
8.00%, due 10/15/26	360	436
8.00%, due 11/15/26	1,647	1,674
8.00%, due 5/15/27	125	129
8.00%, due 7/15/27	892	1,088
8.00%, due 9/15/27	450	549
8.00%, due 11/15/30	21,542	26,717
8.50%, due 7/15/26	1,040	1,284
8.50%, due 11/15/26	5,824	5,999

		32,451,469

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦United States Treasury Bonds 4.7%
2.75%, due 8/15/42	$2,000,000	$1,959,376
3.00%, due 5/15/42	1,100,000	1,136,266
3.125%, due 2/15/42	230,000	243,800
3.75%, due 8/15/41	1,860,000	2,215,435
4.25%, due 11/15/40	2,000,000	2,587,188
4.375%, due 5/15/41	800,000	1,056,000
4.75%, due 2/15/37	3,100,000	4,278,000
4.75%, due 2/15/41	2,755,000	3,846,668
5.25%, due 11/15/28	1,900,000	2,649,609
6.75%, due 8/15/26	1,000,000	1,557,656

		21,529,998

♦United States Treasury Notes 30.9%
0.25%, due 8/31/14	20,950,000	20,936,906
0.25%, due 9/30/14	17,000,000	16,988,712
0.25%, due 8/15/15	18,200,000	18,143,125
0.25%, due 9/15/15	10,000,000	9,964,840
0.25%, due 10/15/15	3,000,000	2,988,516
0.50%, due 8/15/14	2,905,000	2,916,234
0.625%, due 5/31/17	1,220,000	1,218,952
0.625%, due 8/31/17	10,700,000	10,670,746
0.625%, due 9/30/17	4,500,000	4,484,178
0.75%, due 6/30/17	6,750,000	6,776,366
1.00%, due 8/31/19	1,400,000	1,390,703
1.00%, due 9/30/19	7,200,000	7,144,315
1.25%, due 9/30/15	4,695,000	4,812,741
1.375%, due 9/30/18	5,950,000	6,108,514
1.625%, due 8/15/22	9,800,000	9,746,404
1.875%, due 9/30/17	3,000,000	3,169,218
2.25%, due 7/31/18	2,000,000	2,154,218
2.625%, due 8/15/20	500,000	549,531
2.625%, due 11/15/20	3,236,000	3,554,545
3.375%, due 11/15/19	5,855,000	6,746,517

		140,465,281

Total U.S. Government & Federal Agencies (Cost $311,164,710)		320,706,500

Yankee Bonds 5.6% (g)
Banks 1.4%
Bank of Nova Scotia 1.95%, due 1/30/17 (c)	250,000	261,450
Canadian Imperial Bank of Commerce 2.35%, due 12/11/15	100,000	104,799
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.50%, due 1/11/21	300,000	340,050
Deutsche Bank A.G. 6.00%, due 9/1/17	325,000	390,516

	Principal Amount	Value

Banks (continued)
Export-Import Bank of Korea 5.875%, due 1/14/15	$350,000	$384,201
HSBC Holdings PLC 4.00%, due 3/30/22	175,000	191,705
Korea Development Bank
4.375%, due 8/10/15	300,000	324,661
5.30%, due 1/17/13	125,000	126,009
Kreditanstalt fuer Wiederaufbau
4.50%, due 7/16/18	850,000	1,005,210
Series G 4.875%, due 1/17/17	850,000	992,885
Landwirtschaftliche Rentenbank
3.125%, due 7/15/15	300,000	320,370
5.125%, due 2/1/17	475,000	559,408
Royal Bank of Scotland Group PLC
5.00%, due 11/12/13	100,000	101,500
5.05%, due 1/8/15	100,000	103,517
Royal Bank of Scotland PLC (The) 4.375%, due 3/16/16	200,000	217,656
UBS A.G.
5.875%, due 7/15/16	125,000	139,959
5.875%, due 12/20/17	200,000	236,657
Westpac Banking Corp.
3.00%, due 12/9/15	300,000	318,803
4.625%, due 6/1/18	50,000	54,636

		6,173,992

Building Materials 0.0%‡
Lafarge S.A.
6.50%, due 7/15/16	50,000	55,062
7.125%, due 7/15/36	50,000	51,000

		106,062

Chemicals 0.1%
Potash Corporation of Saskatchewan, Inc. 4.875%, due 3/30/20	150,000	175,194

Electric 0.0%‡
Scottish Power PLC 5.375%, due 3/15/15	100,000	106,241

Electronics 0.0%‡
Koninklijke Philips Electronics N.V. 6.875%, due 3/11/38	100,000	141,398

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (c)	250,000	257,825

Forest Products & Paper 0.0%‡
Celulosa Arauco y Constitucion S.A. 5.625%, due 4/20/15	50,000	54,471

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Health Care—Products 0.1%
Covidien International Finance S.A. 6.00%, due 10/15/17	$150,000	$183,695

Insurance 0.0%‡
AXA S.A. 8.60%, due 12/15/30	105,000	130,672

Iron & Steel 0.1%
ArcelorMittal
4.00%, due 2/25/15	100,000	100,017
5.375%, due 6/1/13	200,000	204,206
6.125%, due 6/1/18	300,000	299,006

		603,229

Media 0.1%
Thomson Reuters Corp.
5.70%, due 10/1/14	50,000	54,589
5.85%, due 4/15/40	105,000	132,381

		186,970

Mining 0.4%
Barrick Australia Finance Property, Ltd. 5.95%, due 10/15/39	150,000	175,315
Barrick Gold Finance Co. 4.875%, due 11/15/14	50,000	53,675
Rio Tinto Alcan, Inc. 5.75%, due 6/1/35	50,000	61,783
Rio Tinto Finance USA PLC 3.50%, due 3/22/22	400,000	424,600
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	150,000	162,525
Vale Overseas, Ltd.
4.375%, due 1/11/22	100,000	106,445
6.25%, due 1/23/17	600,000	696,401
Xstrata Canada Corp. 5.50%, due 6/15/17	50,000	56,342

		1,737,086

Miscellaneous—Manufacturing 0.0%‡
Ingersoll-Rand PLC 4.75%, due 5/15/15	150,000	161,543

Multi-National 1.0%
European Investment Bank
2.25%, due 3/15/16	1,100,000	1,156,100
2.75%, due 3/23/15	500,000	526,300
2.875%, due 9/15/20	725,000	781,340
Inter-American Development Bank 6.80%, due 10/15/25	604,000	868,812

	Principal Amount	Value

Multi-National (continued)
International Bank for Reconstruction & Development
(zero coupon), due 3/11/31	$504,000	$263,805
2.125%, due 3/15/16	750,000	781,682

		4,378,039

Oil & Gas 1.0%
Apache Finance Canada Corp. 4.375%, due 5/15/15	100,000	109,113
BP Capital Markets PLC
4.50%, due 10/1/20	250,000	293,570
5.25%, due 11/7/13	250,000	262,094
Canadian Natural Resources, Ltd.
5.85%, due 2/1/35	155,000	193,429
6.50%, due 2/15/37	75,000	101,317
Cenovus Energy, Inc. 6.75%, due 11/15/39	100,000	140,477
EnCana Corp.
6.50%, due 8/15/34	85,000	105,924
6.50%, due 2/1/38	125,000	156,226
Petro-Canada
4.00%, due 7/15/13	100,000	102,341
6.05%, due 5/15/18	325,000	398,998
Petrobras International Finance Co.
5.875%, due 3/1/18	475,000	546,863
7.75%, due 9/15/14	450,000	499,477
Shell International Finance B.V. 5.50%, due 3/25/40	275,000	369,661
Statoil ASA 7.75%, due 6/15/23	125,000	178,810
Suncor Energy, Inc.
6.10%, due 6/1/18	100,000	123,326
6.50%, due 6/15/38	100,000	136,180
Talisman Energy, Inc.
5.125%, due 5/15/15	50,000	54,181
6.25%, due 2/1/38	55,000	67,201
Total Capital International S.A. 1.55%, due 6/28/17	250,000	255,305
Total Capital S.A. 2.30%, due 3/15/16	200,000	209,740
Transocean, Inc.
6.00%, due 3/15/18	175,000	206,172
7.375%, due 4/15/18	100,000	120,901

		4,631,306

Oil & Gas Services 0.0%‡
Weatherford International, Inc. 4.95%, due 10/15/13	100,000	103,496

Pharmaceuticals 0.2%
AstraZeneca PLC 6.45%, due 9/15/37	100,000	141,683
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	450,000	542,524

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	$100,000	$108,842
Teva Pharmaceutical Finance LLC 3.00%, due 6/15/15	180,000	190,982

		984,031

Pipelines 0.1%
TransCanada Pipelines, Ltd.
4.875%, due 1/15/15	380,000	414,660
5.85%, due 3/15/36	150,000	198,334

		612,994

Sovereign 0.1%
Svensk Exportkredit AB
3.25%, due 9/16/14	300,000	314,610
5.125%, due 3/1/17	200,000	233,100

		547,710

Telecommunications 0.8%
America Movil SAB de CV
3.125%, due 7/16/22	200,000	206,238
5.75%, due 1/15/15	675,000	746,279
British Telecommunications PLC 9.625%, due 12/15/30	100,000	163,288
Deutsche Telekom International Finance B.V.
5.25%, due 7/22/13	100,000	103,299
5.75%, due 3/23/16	325,000	371,958
6.00%, due 7/8/19	250,000	308,214
France Telecom S.A. 8.50%, due 3/1/31	250,000	383,690
Rogers Communications, Inc. 6.80%, due 8/15/18	225,000	284,416
Telecom Italia Capital S.A.
4.95%, due 9/30/14	150,000	156,000
6.00%, due 9/30/34	100,000	94,000
6.375%, due 11/15/33	175,000	168,875
Telefonica Emisones S.A.U. 7.045%, due 6/20/36	100,000	103,000
Telefonica Europe B.V. 8.25%, due 9/15/30	200,000	224,500
Vodafone Group PLC
6.15%, due 2/27/37	125,000	171,731
7.875%, due 2/15/30	100,000	150,210

		3,635,698

Transportation 0.1%
Canadian National Railway Co. 6.20%, due 6/1/36	100,000	138,427
Canadian Pacific Railway Co. 7.25%, due 5/15/19	125,000	156,399

		294,826

	Principal Amount	Value

Water 0.0%‡
United Utilities PLC 5.375%, due 2/1/19	$100,000	$111,215

Total Yankee Bonds (Cost $22,784,266)		25,317,693

Total Long-Term Bonds (Cost $430,161,301)		456,683,639

Short-Term Investments 3.2%
Other Commercial Paper 0.7%
Laclede Gas Co. 0.129%, due 11/5/12 (c)(h)	3,000,000	2,999,937

Total Other Commercial Paper (Cost $2,999,937)		2,999,937

Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $23,854 (Collateralized by Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 1/30/23, with a Principal Amount of $25,000 and a Market Value of $24,789)	23,854	23,854

Total Repurchase Agreement (Cost $23,854)		23,854

U.S. Government & Federal Agencies 2.5%
Federal Farm Credit Bank 0.117%, due 11/20/12 (h)	3,000,000	2,999,810
United States Treasury Bills
(zero coupon), due 11/1/12	4,300,000	4,300,000
0.059%, due 11/8/12 (h)	4,135,000	4,134,947

Total U.S. Government & Federal Agencies (Cost $11,434,757)		11,434,757

Total Short-Term Investments (Cost $14,458,548)		14,458,548

Total Investments (Cost $444,619,849) (i)	103.6%	471,142,187
Other Assets, Less Liabilities	(3.6)	(16,537,322)
Net Assets	100.0%	$454,604,865

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of October 31, 2012 is $540,423, which represents 0.1% of the Fund’s net assets.

(b)	Step coupon. Rate shown is the rate in effect as of October 31, 2012.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Collateral strip rate-Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of October 31, 2012.

(e)	Floating rate-Rate shown is the rate in effect as of October 31, 2012.

(f)	TBA-Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of October 31, 2012 is $12,773,453, which represents 2.8% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(g)	Yankee Bond-Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(h)	Interest rate presented is yield to maturity.

(i)	As of October 31, 2012, cost is $444,627,554 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$26,987,718
Gross unrealized depreciation	(473,085)

Net unrealized appreciation	$26,514,633

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,060,664	$—	$1,060,664
Corporate Bonds	—	86,552,137	—	86,552,137
Foreign Government Bonds	—	9,117,713	—	9,117,713
Mortgage-Backed Securities	—	10,980,937	—	10,980,937
Municipal Bond	—	2,947,995	—	2,947,995
U.S. Government & Federal Agencies	—	320,706,500	—	320,706,500
Yankee Bonds	—	25,317,693	—	25,317,693

Total Long-Term Bonds	—	456,683,639	—	456,683,639

Short-Term Investments
Other Commercial Paper	—	2,999,937	—	2,999,937
Repurchase Agreement	—	23,854	—	23,854
U.S. Government & Federal Agencies	—	11,434,757	—	11,434,757

Total Short-Term Investments	—	14,458,548	—	14,458,548

Total Investments in Securities	$—	$471,142,187	$—	$471,142,187

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $444,619,849)	$471,142,187
Receivables:
Investment securities sold	12,805,534
Interest	2,480,865
Fund shares sold	858,616
Other assets	13,248

Total assets	487,300,450

Liabilities
Payables:
Investment securities purchased	26,373,861
Fund shares redeemed	5,889,420
Transfer agent (See Note 3)	229,310
Manager (See Note 3)	73,649
Shareholder communication	21,613
Professional fees	19,175
NYLIFE Distributors (See Note 3)	18,897
Custodian	14,107
Trustees	1,395
Accrued expenses	4,397
Dividend payable	49,761

Total liabilities	32,695,585

Net assets	$454,604,865

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,170
Additional paid-in capital	419,028,220

419,067,390
Undistributed net investment income	142,920
Accumulated net realized gain (loss) on investments	8,872,217
Net unrealized appreciation (depreciation) on investments	26,522,338

Net assets	$454,604,865

Investor Class
Net assets applicable to outstanding shares	$6,852,322

Shares of beneficial interest outstanding	588,283

Net asset value per share outstanding	$11.65
Maximum sales charge (3.00% of offering price)	0.36

Maximum offering price per share outstanding	$12.01

Class A
Net assets applicable to outstanding shares	$77,156,496

Shares of beneficial interest outstanding	6,653,521

Net asset value per share outstanding	$11.60
Maximum sales charge (3.00% of offering price)	0.36

Maximum offering price per share outstanding	$11.96

Class I
Net assets applicable to outstanding shares	$370,596,047

Shares of beneficial interest outstanding	31,928,148

Net asset value and offering price per share outstanding	$11.61

26	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Interest	$12,990,567

Expenses
Manager (See Note 3)	1,697,050
Transfer agent (See Note 3)	813,668
Distribution/Service—Investor Class (See Note 3)	16,668
Distribution/Service—Class A (See Note 3)	208,760
Custodian	80,733
Professional fees	50,305
Registration	48,067
Shareholder communication	34,338
Trustees	12,797
Miscellaneous	23,999

Total expenses before waiver/reimbursement	2,986,385
Expense waiver/reimbursement from Manager (See Note 3)	(545,688)

Net expenses	2,440,697

Net investment income (loss)	10,549,870

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	9,133,868
Net change in unrealized appreciation (depreciation) on investments	2,569,072

Net realized and unrealized gain (loss) on investments	11,702,940

Net increase (decrease) in net assets resulting from operations	$22,252,810

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,549,870	$15,819,420
Net realized gain (loss) on investments	9,133,868	13,446,478
Net change in unrealized appreciation (depreciation) on investments	2,569,072	(7,141,595)

Net increase (decrease) in net assets resulting from operations	22,252,810	22,124,303

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(119,595)	(141,927)
Class A	(1,596,416)	(2,037,380)
Class I	(9,019,452)	(14,005,150)

	(10,735,463)	(16,184,457)

From net realized gain on investments:
Investor Class	(187,145)	(128,316)
Class A	(2,432,468)	(1,810,224)
Class I	(10,662,145)	(11,260,357)

	(13,281,758)	(13,198,897)

Total dividends and distributions to shareholders	(24,017,221)	(29,383,354)

Capital share transactions:
Net proceeds from sale of shares	205,637,841	173,793,304
Net asset value of shares issued to shareholders in reinvestment of dividends	22,602,447	28,225,481
Cost of shares redeemed	(238,126,622)	(345,289,145)

Increase (decrease) in net assets derived from capital share transactions	(9,886,334)	(143,270,360)

Net increase (decrease) in net assets	(11,650,745)	(150,529,411)

Net Assets
Beginning of year	466,255,610	616,785,021

End of year	$454,604,865	$466,255,610

Undistributed net investment income at end of year	$142,920	$129,201

28	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.71	$11.81	$11.38	$10.37	$10.97

Net investment income (loss)	0.21	0.28	0.32	0.40	0.30
Net realized and unrealized gain (loss) on investments	0.28	0.15	0.45	1.02	(0.60)

Total from investment operations	0.49	0.43	0.77	1.42	(0.30)

Less dividends and distributions:
From net investment income	(0.21)	(0.28)	(0.32)	(0.41)	(0.30)
From net realized gain on investments	(0.34)	(0.25)	(0.02)	—	—

Total dividends and distributions	(0.55)	(0.53)	(0.34)	(0.41)	(0.30)

Net asset value at end of period	$11.65	$11.71	$11.81	$11.38	$10.37

Total investment return (a)	4.33%	3.88%	6.88%	13.87%	(2.76	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%	2.39%	2.81%	3.66%	4.26	% ††
Net expenses	0.92%	0.92%	0.92%	0.92%	0.92	% ††
Expenses (before waiver/reimbursement)	1.04%	1.10%	1.15%	1.28%	1.27	% ††
Portfolio turnover rate (c)	174%	106%	115%	61%	66%
Net assets at end of period (in 000’s)	$6,852	$6,326	$5,985	$4,279	$2,874

**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 142%, 95%, 105%, 56% and 62% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.66	$11.76	$11.33	$10.33	$10.70

Net investment income (loss)	0.22	0.29	0.34	0.41	0.47
Net realized and unrealized gain (loss) on investments	0.28	0.16	0.45	1.01	(0.36)

Total from investment operations	0.50	0.45	0.79	1.42	0.11

Less dividends and distributions:
From net investment income	(0.22)	(0.30)	(0.34)	(0.42)	(0.48)
From net realized gain on investments	(0.34)	(0.25)	(0.02)	—	—

Total dividends and distributions	(0.56)	(0.55)	(0.36)	(0.42)	(0.48)

Net asset value at end of year	$11.60	$11.66	$11.76	$11.33	$10.33

Total investment return (a)	4.46%	4.05%	7.04%	13.93%	0.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86%	2.53%	2.94%	3.76%	4.35%
Net expenses	0.82%	0.78%	0.80%	0.82%	0.82%
Expenses (before waiver/reimbursement)	0.82%	0.78%	0.80%	0.88%	0.88%
Portfolio turnover rate (b)	174%	106%	115%	61%	66%
Net assets at end of year (in 000’s)	$77,156	$82,180	$87,750	$77,595	$61,775

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls are 142%, 95%, 105%, 56% and 62% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$11.67	$11.77	$11.34	$10.33	$10.70

Net investment income (loss)	0.26	0.33	0.38	0.46	0.51
Net realized and unrealized gain (loss) on investments	0.28	0.16	0.45	1.01	(0.37)

Total from investment operations	0.54	0.49	0.83	1.47	0.14

Less dividends and distributions:
From net investment income	(0.26)	(0.34)	(0.38)	(0.46)	(0.51)
From net realized gain on investments	(0.34)	(0.25)	(0.02)	—	—

Total dividends and distributions	(0.60)	(0.59)	(0.40)	(0.46)	(0.51)

Net asset value at end of year	$11.61	$11.67	$11.77	$11.34	$10.33

Total investment return (a)	4.86%	4.41%	7.43%	14.47%	1.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.25%	2.88%	3.31%	4.15%	4.74%
Net expenses	0.43%	0.43%	0.43%	0.43%	0.43%
Expenses (before waiver/reimbursement)	0.57%	0.53%	0.55%	0.63%	0.56%
Portfolio turnover rate (b)	174%	106%	115%	61%	66%
Net assets at end of year (in 000’s)	$370,596	$377,749	$523,050	$468,639	$381,086

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	The portfolio turnover rates not including mortgage dollar rolls are 142%, 95%, 105%, 56% and 62% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

30	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Indexed Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Indexed Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”). These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com	31

Notes to Financial Statements (continued)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, the Fund did not hold any foreign equity securities.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager determines the liquidity of the Fund’s investments; in doing so, the Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund

32	MainStay Indexed Bond Fund

within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash

mainstayinvestments.com	33

Notes to Financial Statements (continued)

equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(J)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.35% up to $1 billion and 0.30% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.35% for the year ended October 31, 2012.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $1,697,050 and waived its fees and/or reimbursed expenses in the amount of $545,688.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,591 and $8,180, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $119 for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and

34	MainStay Indexed Bond Fund

shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$25,536
Class A	137,814
Class I	650,318

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,058,805	$6,013,799	$(49,762)	$26,514,633	$35,537,475

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, class actions, dividends payable and amortization of premium.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$199,312	$(199,312)	$—

The reclassifications for the Fund are primarily due to amortization of premium and mortgage dollar roll adjustments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from: Ordinary Income Long-Term Capital Gain	$14,028,486 9,988,735	$23,991,093 5,392,261
Total	$24,017,221	$29$,383,354

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of U.S. government securities were $800,641 and $824,696, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $30,541 and $27,713, respectively.

mainstayinvestments.com	35

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2012:
Shares sold	188,582	$2,172,123
Shares issued to shareholders in reinvestment of dividends and distributions	26,452	302,528
Shares redeemed	(131,295)	(1,512,704)

Net increase (decrease) in shares outstanding before conversion	83,739	961,947
Shares converted into Investor Class (See Note 1)	15,526	177,533
Shares converted from Investor Class (See Note 1)	(51,150)	(585,154)

Net increase (decrease)	48,115	$554,326

Year ended October 31, 2011:
Shares sold	219,195	$2,532,066
Shares issued to shareholders in reinvestment of dividends and distributions	23,469	266,387
Shares redeemed	(186,847)	(2,140,847)

Net increase (decrease) in shares outstanding before conversion	55,817	657,606
Shares converted into Investor Class (See Note 1)	21,199	244,765
Shares converted from Investor Class (See Note 1)	(43,572)	(501,330)

Net increase (decrease)	33,444	$401,041

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,620,518	$30,098,637
Shares issued to shareholders in reinvestment of dividends and distributions	309,314	3,521,794
Shares redeemed	(3,359,449)	(38,612,342)

Net increase (decrease) in shares outstanding before conversion	(429,617)	(4,991,911)
Shares converted into Class A (See Note 1)	51,360	585,154
Shares converted from Class A (See Note 1)	(15,594)	(177,533)

Net increase (decrease)	(393,851)	$(4,584,290)

Year ended October 31, 2011:
Shares sold	2,998,270	$34,560,967
Shares issued to shareholders in reinvestment of dividends and distributions	311,764	3,523,509
Shares redeemed	(3,745,725)	(42,830,453)

Net increase (decrease) in shares outstanding before conversion	(435,691)	(4,745,977)
Shares converted into Class A (See Note 1)	43,762	501,330
Shares converted from Class A (See Note 1)	(21,291)	(244,765)

Net increase (decrease)	(413,220)	$(4,489,412)

Class I	Shares	Amount

Year ended October 31, 2012:
Shares sold	15,129,097	$173,367,081
Shares issued to shareholders in reinvestment of dividends and distributions	1,645,906	18,778,125
Shares redeemed	(17,211,188)	(198,001,576)

Net increase (decrease)	(436,185)	$(5,856,370)

Year ended October 31, 2011:
Shares sold	11,967,661	$136,700,271
Shares issued to shareholders in reinvestment of dividends and distributions	2,160,150	24,435,585
Shares redeemed	(26,194,037)	(300,317,845)

Net increase (decrease)	(12,066,226)	$(139,181,989)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustments or disclosure have been identified.

36	MainStay Indexed Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Indexed Bond Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Indexed Bond Fund of MainStay Funds Trust as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	37

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $9,988,735 as a long term capital gain distribution.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at www.mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay Indexed Bond Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	39

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

40	MainStay Indexed Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	41

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

42	MainStay Indexed Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	43

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

44	MainStay Indexed Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	45

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

46	MainStay Indexed Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28268 MS265-12	MSIN11-12/12 NL0B3

MainStay Intermediate Term Bond Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2],5
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3.27% 8.14	6.05% 7.03	4.99% 5.48	1.13 1.13%
Class A Shares[4]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3.33 8.20	6.17 7.15	5.05 5.54	1.03 1.03
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2.27 7.27	5.90 6.22	4.70 4.70	1.88 1.88
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.36 7.36	6.23 6.23	4.72 4.72	1.88 1.88
Class I Shares	No Sales Charge		8.61	7.51	5.90	0.78

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been different.
5.	No performance information is provided for Class R1 and Class R2 shares as these shares only commenced operations on June 29, 2012.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[6]	5.25%	6.38%	5.39%
Average Lipper Intermediate Investment Grade Debt Fund[7]	7.25	6.15	5.20

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Intermediate Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Intermediate Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,045.20	$5.09	$1,020.20	$5.03

Class A Shares	$1,000.00	$1,045.10	$4.52	$1,020.70	$4.47

Class B Shares	$1,000.00	$1,040.60	$8.93	$1,016.40	$8.82

Class C Shares	$1,000.00	$1,041.50	$8.93	$1,016.40	$8.82

Class I Shares	$1,000.00	$1,047.50	$3.09	$1,022.10	$3.05

Class R1 Shares[2,3]	$1,000.00	$1,037.00	$2.52	$1,014.50	$2.49

Class R2 Shares[2,3]	$1,000.00	$1,036.20	$3.38	$1,013.60	$3.34

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.99% for Investor Class, 0.88% for Class A, 1.74% for Class B and C, 0.60% for Class I, 0.73% for Class R1 and 0.98% for Class R2) multiplied by the average account value over the period, divided by 366 and multiplied by 184 days for Investor Class, Class A, Class B, Class C and Class I (to reflect the one-half year period) and 124 days for Class R1 and Class R2 (to reflect the since-inception period). The table above represents actual expenses incurred during the one-half year period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2012. Had these shares been offered for the full six-month period ended October 31, 2012, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.71 for Class R1 and $4.98 for Class R2 and the ending account value would have been $1,021.50 for Class R1 and $1,020.20 for Class R2.
3.	The inception date for Class R1 and Class R2 shares was June 29, 2012.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2012 (excluding short-term investment)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.50%, due 2/1/17–9/1/42

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.375%–6.50%, due 1/1/21–6/1/42

3.	United States Treasury Bonds, 3.00%–6.25%, due 5/15/30–5/15/42

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%–12.50%, due 1/15/14–11/20/40

5.	United States Treasury Notes, 1.625%, due 8/15/22
6.	Energy Transfer Partners, L.P., 5.20%–9.70%, due 4/15/14–6/1/41

7.	GS Mortgage Securities Corp. II, 5.396%–5.789%, due 4/10/38–8/10/45

8.	Countrywide Financial Corp., 6.25%, due 5/15/16

9.	Citigroup, Inc., 5.00%–8.50%, due 9/15/14–1/30/42

10.	Morgan Stanley, 4.75%–6.00%, due 4/1/14–11/1/22

8	MainStay Intermediate Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Louis N. Cohen of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Intermediate Term Bond Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned 8.14% for Investor Class shares, 8.20% for Class A shares, 7.27% for Class B shares and 7.36% for Class C shares for the 12 months ended October 31, 2012. Over the same period, the Fund’s Class I shares returned 8.61%. All shares classes outperformed the 7.25% return of the average Lipper1 intermediate investment grade debt fund and the 5.25% return of the Barclays U.S. Aggregate Bond Index2 for the 12 months ended October 31, 2012. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Barclays U.S. Aggregate Bond Index during the reporting period for several reasons. Overweight positions in credit-related sectors (e.g, investment-grade corporate bonds, high-yield corporate bonds and commercial mortgage-backed securities) gave the Fund a yield advantage relative to the Barclays U.S. Aggregate Bond Index. Corporate bonds (especially those rated below BBB)3 and commercial mortgage-backed securities posted strong performance during the reporting period. Within the investment-grade corporate bond sector, an emphasis on bonds rated BBB led to gains relative to the Index.

Issue selection among residential mortgage-backed securities also contributed positively to the Fund’s relative performance. We emphasized call protection4 by seeking underlying mortgage loans, such as those with low-balance collateral, that could moderate borrowers’ incentives to refinance.

The Fund’s concentration of assets positioned toward the center of the U.S. Treasury yield curve5 contrasted with the more uniform yield-curve distribution of the Barclays U.S. Aggregate

Bond Index. During the reporting period, U.S. Treasury yields fell faster in the center of the curve than at the short end or the long end. The Fund’s yield curve posture aligned well with this trajectory.

During the reporting period, the Fund had a shorter duration6 than the Barclays U.S. Aggregate Bond Index. This positioning detracted from the Fund’s relative performance as U.S. Treasury yields declined.

What was the Fund’s duration strategy during the reporting period?

At the end of the reporting period, the Fund had a duration of approximately 4.8 years, about a quarter of a year shorter than the Barclays U.S. Aggregate Bond Index. To keep the Fund nearly fully invested while maintaining a short duration posture, we executed the duration tilt with a short position in U.S. Treasury futures.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We promoted credit risk as the principal driver of performance during the reporting period. We expected corporate bonds (both investment-grade and high-yield) and commercial mortgage-backed securities to have returns superior to those of govern-

ment-related debt for three reasons. First, we believed that the prospects of the credit-related sectors were aligned with the decision of the Federal Reserve’s monetary policymaking com-mittee to maintain the federal funds target rate in a range close to zero. Second, we felt that low interest rates would be likely to spark healthy demand for higher-yielding products. Third, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, these improving credit fundament-als supported a narrowing of spreads7 alongside a favorable balance of supply and demand for corporate bonds.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
3.	An obligation rated “BBB” by Standard & Poor’s (S&P) is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Fund holdings ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Call protection is a provision that prohibits the issuer of a callable security from forcing redemption early in the security’s life. Regardless of how poorly the market performs, call protection gives investors a minimum period during which they can reap the benefits of the security.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com	9

During the reporting period, which market segments were the strongest contributors to the Fund’s perfor-mance and which market segments were particu-

larly weak?

During the reporting period, an overweight position relative to the Barclays U.S. Aggregate Bond Index in investment-grade corporate bonds rated BBB was a positive contributor to performance, as was an overweight position in commercial mortgage-backed securities originated between 2005 and 2007. These positions benefited from their respective yields and their spread tightening in relation to comparable-duration U.S. Treasurys. Within the investment-grade corporate bond sector, the better-performing industries were pipelines, regulated utilities, financials and telecommunications. Pipeline companies, such as Energy Transfer Partners, Kinder Morgan Energy Partners and Oneok, to name just a few, benefited from stable and recurring cash flows, asset sales and the ability to access the capital markets when needed. Lower-rated regulated utilities, such as CMS Energy and Duquesne Light Holdings, strengthened credit metrics on higher revenue from rate increases and improving local economies. Deleveraging bolstered balance sheets of financial companies such as Citigroup and Discover Bank. Favorable performance relative to expectations, re-structurings and greater clarity on litigation issues also helped the financials sector during the reporting period. In telecommunications, owner/operators of cell towers, such as American Tower, Crown Castle International and SBA Telecommunications, benefited from increased penetration of data-intensive services. The Fund’s exposure to high-yield corporate bonds also added value during the reporting period.

Given the high prices at which agency mortgage pass-through securities8 were trading, issues with slower prepayment rates provided stronger performance during the reporting period. One example might be securities backed by 15-year and 20-year mortgages. The shorter period gives borrowers less incentive to refinance than if they held a 30-year mortgage. A second example is a higher-coupon security backed by older vintage loans where elevated loan-to-value ratios are a barrier to refi-nancing. A third example is a mortgage pass-through backed by smaller balance loans of $110,000 or less. Here, the smaller balance moderates the borrower’s incentive to refinance.

Some corporate bond holdings had exposure to Euro zone countries whose economies were under stress and detracted from the Fund’s performance. One example was Eni S.p.A., a European energy company with operations in North Africa. Other corporate bond holdings, including Sears and Marathon Petroleum, experienced volatile prices following disruptive reorga-nizations. Utilities such as power generators TransAlta and Allegheny Energy Supply that derive revenue from nonregulated businesses underperformed because of lower power prices. The basic materials sector was pressured by a sluggish global economy, with notable concerns about a slowdown in larger developing economies like China. Among the Fund’s basic materials holdings were mining company Alcoa and iron & steel company Cliffs Natural Resources.

How did the Fund’s sector weightings change during the reporting period?

We reallocated approximately 10% of the Fund’s assets during the reporting period, selling U.S. Treasury securities, agency debentures and cash equivalents to purchase investment-grade corporate bonds and agency mortgage pass-through securities. To maintain the Fund’s shorter duration while avoiding large cash balances, we introduced a short position in U.S. Treasury futures. Other trading activity generally fell into one of three categories: corporate-bond swaps to execute relative-value ideas, purchases of agency mortgage-backed securities to recycle mortgage princi-pal payments, and mortgage dollar rolls.9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund held overweight positions relative to the Barclays U.S. Aggregate Bond Index in high-yield corporate bonds, investment-grade corporate bonds and commercial mortgage-backed securities. On the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities, agency debentures and agency mortgage-backed securities. As of October 31, 2012, the Fund was neutrally weighted relative to the Barclays U.S. Aggregate Bond Index in asset-backed securities.

8.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.
9.	A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund is required to segregate liquid assets having a value not less than the repurchase price. Mortgage dollar roll transactions involve certain risks, including the risk that the mortgage-backed security returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Intermediate Term Bond Fund

Portfolio of Investments††† October 31, 2012

	Principal Amount	Value

Long-Term Bonds 97.9%† Asset-Backed Securities 0.1%
Home Equity 0.0%‡
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (a)(b)	$8,811	$8,794

Utilities 0.1%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	675,000	820,836

Total Asset-Backed Securities (Cost $683,599)		829,630

Convertible Bond 0.0%‡
Holding Company—Diversified 0.0%‡
Icahn Enterprises, L.P. 4.00%, due 8/15/13	285,000	287,280

Total Convertible Bond (Cost $277,143)		287,280

Corporate Bonds 48.7%
Advertising 0.1%
Lamar Media Corp. 9.75%, due 4/1/14	1,175,000	1,304,250

Aerospace & Defense 0.1%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	589,000	644,955

Agriculture 1.7%
Altria Group, Inc. 9.25%, due 8/6/19	470,000	663,248
Bunge, Ltd. Finance Corp.
4.10%, due 3/15/16	2,200,000	2,367,631
5.10%, due 7/15/15	2,000,000	2,151,954
Cargill, Inc.
4.307%, due 5/14/21 (c)	3,000,000	3,324,894
6.00%, due 11/27/17 (c)	1,050,000	1,264,942
7.35%, due 3/6/19 (c)	540,000	684,012
Lorillard Tobacco Co. 8.125%, due 6/23/19	720,000	926,099
Philip Morris International, Inc. 4.375%, due 11/15/41	3,175,000	3,533,782

		14,916,562

	Principal Amount	Value

Apparel 0.2%
VF Corp. 3.50%, due 9/1/21	$1,360,000	$1,455,020

Auto Manufacturers 0.6%
Ford Motor Co.
7.45%, due 7/16/31	2,095,000	2,650,175
9.215%, due 9/15/21	2,355,000	3,014,400

		5,664,575

Banks 6.5%
AgriBank FCB 9.125%, due 7/15/19	5,795,000	7,669,897
Ally Financial, Inc.
4.625%, due 6/26/15	527,000	547,487
5.50%, due 2/15/17	775,000	820,085
7.50%, due 9/15/20	295,000	347,731
Bank of America Corp.
5.70%, due 1/24/22	415,000	493,741
5.75%, due 8/15/16	1,400,000	1,550,457
CIT Group, Inc. 6.625%, due 4/1/18 (c)	5,585,000	6,227,275
♦Citigroup, Inc.
5.00%, due 9/15/14	1,250,000	1,323,216
5.875%, due 1/30/42	2,610,000	3,237,624
6.125%, due 8/25/36	3,795,000	4,202,151
8.50%, due 5/22/19	466,500	622,043
Discover Bank
7.00%, due 4/15/20	3,550,000	4,351,224
8.70%, due 11/18/19	2,000,000	2,615,044
Fifth Third Bancorp 5.45%, due 1/15/17	1,477,000	1,667,329
Goldman Sachs Group, Inc. (The) 5.95%, due 1/18/18	1,000,000	1,164,372
JPMorgan Chase & Co.
5.125%, due 9/15/14	2,140,000	2,286,515
5.15%, due 10/1/15	1,000,000	1,102,480
KeyBank N.A. 5.80%, due 7/1/14	3,765,000	4,048,956
♦Morgan Stanley
4.75%, due 4/1/14	3,135,000	3,252,293
4.875%, due 11/1/22	2,920,000	2,951,919
5.625%, due 9/23/19	285,000	316,485
6.00%, due 5/13/14	1,490,000	1,582,964
6.00%, due 4/28/15	300,000	326,765
Regions Bank
6.45%, due 6/26/37	1,985,000	2,044,550
7.50%, due 5/15/18	1,985,000	2,390,853

		57,143,456

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Beverages 0.7%
Anheuser-Busch InBev Worldwide, Inc. 7.75%, due 1/15/19	$2,000,000	$2,713,258
Constellation Brands, Inc.
4.625%, due 3/1/23	200,000	203,750
7.25%, due 9/1/16	1,723,000	1,990,065
8.375%, due 12/15/14	1,061,000	1,198,930

		6,106,003

Building Materials 0.1%
Texas Industries, Inc. 9.25%, due 8/15/20	400,000	427,000
USG Corp. 6.30%, due 11/15/16	630,000	641,025

		1,068,025

Chemicals 0.5%
Dow Chemical Co. (The)
5.90%, due 2/15/15	2,005,000	2,231,453
8.55%, due 5/15/19	1,015,000	1,376,448
Olin Corp. 8.875%, due 8/15/19	170,000	192,950
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	585,000	602,550

		4,403,401

Coal 0.2%
CONSOL Energy, Inc.
6.375%, due 3/1/21	515,000	512,425
8.00%, due 4/1/17	805,000	851,287
Peabody Energy Corp. 7.375%, due 11/1/16	441,000	504,945

		1,868,657

Commercial Services 0.1%
Corrections Corp. of America 7.75%, due 6/1/17	663,000	708,581
PHH Corp. 9.25%, due 3/1/16	360,000	415,800
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, due 8/1/49 (c)(d)(e)(f)	15,000	240

		1,124,621

Computers 0.5%
Hewlett-Packard Co. 2.20%, due 12/1/15	4,000,000	3,990,528
iGATE Corp. 9.00%, due 5/1/16	310,000	338,675
SunGard Data Systems, Inc. 4.875%, due 1/15/14	10,000	10,300

		4,339,503

	Principal Amount	Value

Diversified Financial Services 0.8%
Alterra Finance LLC 6.25%, due 9/30/20	$2,900,000	$3,216,729
General Electric Capital Corp. 5.40%, due 2/15/17	2,985,000	3,443,419

		6,660,148

Electric 3.8%
AES Corp. (The) 7.75%, due 10/15/15	620,000	695,950
Allegheny Energy Supply Co. LLC 5.75%, due 10/15/19 (c)	1,605,000	1,775,234
Calpine Construction Finance Co., L.P. / CCFC Finance Corp. 8.00%, due 6/1/16 (c)	1,111,000	1,185,992
Calpine Corp. 7.25%, due 10/15/17 (c)	155,000	164,300
CMS Energy Corp. 6.25%, due 2/1/20	2,015,000	2,404,024
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (c)	3,000,000	3,584,808
GenOn REMA LLC Series C 9.681%, due 7/2/26	1,000	1,070
Ipalco Enterprises, Inc.
5.00%, due 5/1/18	1,000,000	1,055,000
7.25%, due 4/1/16 (c)	4,225,000	4,705,598
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,960,420
PPL Energy Supply LLC 4.60%, due 12/15/21	5,665,000	6,200,116
Public Service Co. of New Mexico 7.95%, due 5/15/18	604,000	732,436
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,598,057
Toledo Edison Co. (The) 7.25%, due 5/1/20	780,000	1,016,958

		33,079,963

Entertainment 0.4%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18 (c)	675,000	700,312
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (c)	1,150,000	1,279,375
Peninsula Gaming LLC 8.375%, due 8/15/15	1,136,000	1,185,700

		3,165,387

Finance—Auto Loans 0.5%
Ford Motor Credit Co. LLC
8.125%, due 1/15/20	2,580,000	3,279,046
12.00%, due 5/15/15	1,000,000	1,232,500

		4,511,546

12	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Commercial 0.1%
Textron Financial Corp. 5.40%, due 4/28/13	$1,305,000	$1,331,913

Finance—Consumer Loans 0.5%
SLM Corp. 6.00%, due 1/25/17	3,935,000	4,269,475

Finance—Credit Card 0.8%
Capital One Bank USA N.A. 8.80%, due 7/15/19	5,039,000	6,706,843

Finance—Investment Banker/Broker 0.5%
Bear Stearns Cos., Inc. (The)
5.30%, due 10/30/15	1,549,000	1,731,345
7.25%, due 2/1/18	275,000	342,195
Jefferies Group, Inc. 8.50%, due 7/15/19	800,000	936,000
Merrill Lynch & Co., Inc.
Series C
5.00%, due 2/3/14	800,000	836,049
6.15%, due 4/25/13	790,000	809,623

		4,655,212

Finance—Leasing Companies 0.4%
International Lease Finance Corp.
5.625%, due 9/20/13	1,010,000	1,039,038
5.75%, due 5/15/16	2,070,000	2,185,688

		3,224,726

Finance—Mortgage Loan/Banker 1.1%
♦Countrywide Financial Corp. 6.25%, due 5/15/16	8,615,000	9,495,462

Finance—Other Services 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 8.00%, due 1/15/18	2,990,000	3,214,250

Food 1.5%
Flowers Foods, Inc. 4.375%, due 4/1/22	5,335,000	5,475,204
Mondelez International, Inc.
6.125%, due 2/1/18	5,020,000	6,189,710
7.00%, due 8/11/37	1,260,000	1,811,317

		13,476,231

Forest Products & Paper 0.0%‡
Georgia-Pacific Corp. 8.875%, due 5/15/31	50,000	77,601

	Principal Amount	Value

Health Care—Services 2.0%
Centene Corp. 5.75%, due 6/1/17	$785,000	$843,875
CIGNA Corp. 4.375%, due 12/15/20	875,000	965,269
Coventry Health Care, Inc. 5.95%, due 3/15/17	1,635,000	1,909,719
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, due 7/31/19 (c)	2,690,000	2,831,225
Fresenius Medical Care U.S. Finance, Inc.
5.75%, due 2/15/21 (c)	825,000	872,437
6.875%, due 7/15/17	1,250,000	1,434,375
HCA, Inc.
6.50%, due 2/15/16	158,000	172,812
7.875%, due 2/15/20	19,000	21,233
8.50%, due 4/15/19	888,000	997,890
9.00%, due 12/15/14	220,000	244,750
Health Care Service Corp. 4.70%, due 1/15/21 (c)	1,500,000	1,679,814
Roche Holdings, Inc. 6.00%, due 3/1/19 (c)	1,775,000	2,232,331
WellPoint, Inc.
5.25%, due 1/15/16	1,895,000	2,121,790
5.875%, due 6/15/17	1,000,000	1,184,144

		17,511,664

Holding Company—Diversified 0.1%
Susser Holdings LLC / Susser Finance Corp. 8.50%, due 5/15/16	1,085,000	1,160,950

Home Builders 0.8%
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,666,766

Household Products & Wares 0.7%
Spectrum Brands, Inc.
9.50%, due 6/15/18	939,000	1,054,027
9.50%, due 6/15/18 (c)	300,000	336,750
Tupperware Brands Corp. 4.75%, due 6/1/21	4,785,000	5,154,211

		6,544,988

Insurance 2.3%
American International Group, Inc. 4.875%, due 9/15/16	2,750,000	3,074,734
Genworth Financial, Inc.
7.20%, due 2/15/21	480,000	496,800
8.625%, due 12/15/16	4,300,000	4,866,460
Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	4,495,000	5,456,368
Liberty Mutual Group, Inc. 6.50%, due 5/1/42 (c)	3,675,000	4,188,203

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Insurance (continued)
St. Paul Travelers Cos., Inc. (The) 6.25%, due 6/20/16	$1,200,000	$1,416,894
Unum Group 7.125%, due 9/30/16	750,000	883,550

		20,383,009

Investment Management/Advisory Services 0.1%
Janus Capital Group, Inc. 6.70%, due 6/15/17	1,166,000	1,338,806

Iron & Steel 1.1%
Cliffs Natural Resources, Inc. 4.875%, due 4/1/21	6,430,000	6,381,183
United States Steel Corp. 7.50%, due 3/15/22	3,600,000	3,582,000

		9,963,183

Leisure Time 0.1%
Brunswick Corp. 11.25%, due 11/1/16 (c)	430,000	490,200
Harley-Davidson Funding Corp. 6.80%, due 6/15/18 (c)	250,000	310,160

		800,360

Lodging 1.1%
Marriott International, Inc. 3.00%, due 3/1/19	2,850,000	2,914,296
Seminole Hard Rock Entertainment, Inc. 2.889%, due 3/15/14 (c)(g)	10,000	9,925
Sheraton Holding Corp. 7.375%, due 11/15/15	332,000	384,915
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	856,000	1,035,107
Wyndham Worldwide Corp.
2.95%, due 3/1/17	1,355,000	1,360,629
4.25%, due 3/1/22	2,370,000	2,472,261
5.75%, due 2/1/18	1,748,000	1,955,515

		10,132,648

Media 1.9%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	5,000,000	5,347,190
DISH DBS Corp.
4.625%, due 7/15/17	600,000	618,750
7.125%, due 2/1/16	845,000	944,288
NBC Universal Media LLC 5.15%, due 4/30/20	2,900,000	3,472,898
Nielsen Finance LLC / Nielsen Finance Co. 7.75%, due 10/15/18	555,000	624,375

	Principal Amount	Value

Media (continued)
Time Warner Cable, Inc. 8.25%, due 2/14/14	$2,535,000	$2,772,844
Time Warner, Inc. 7.70%, due 5/1/32	1,980,000	2,901,452

		16,681,797

Mining 0.1%
Alcoa, Inc. 5.90%, due 2/1/27	560,000	582,650

Miscellaneous—Manufacturing 0.1%
SPX Corp. 7.625%, due 12/15/14	1,100,000	1,215,500

Office & Business Equipment 0.5%
Xerox Corp. 4.25%, due 2/15/15	4,055,000	4,307,476

Oil & Gas 3.0%
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 9.375%, due 5/1/19	1,095,000	1,177,125
Chesapeake Energy Corp.
6.50%, due 8/15/17	192,000	203,760
6.775%, due 3/15/19	355,000	355,888
9.50%, due 2/15/15	1,060,000	1,187,200
Concho Resources, Inc.
7.00%, due 1/15/21	345,000	382,950
8.625%, due 10/1/17	391,000	428,145
Enterprise Products Operating, L.P. 6.30%, due 9/15/17	900,000	1,103,436
KazMunaiGaz Finance Sub B.V. 11.75%, due 1/23/15 (c)	165,000	197,865
Marathon Petroleum Corp. 6.50%, due 3/1/41	3,480,000	4,502,354
PetroHawk Energy Corp.
6.25%, due 6/1/19	3,400,000	3,816,500
7.25%, due 8/15/18	2,000,000	2,279,922
Plains Exploration & Production Co.
6.75%, due 2/1/22	3,565,000	3,582,825
7.625%, due 4/1/20	500,000	527,500
Questar Market Resources, Inc. 6.05%, due 9/1/16 (d)	2,000,000	2,112,340
Quicksilver Resources, Inc. 11.75%, due 1/1/16	345,000	355,350
Samson Investment Co. 9.75%, due 2/15/20 (c)	3,245,000	3,423,475
Whiting Petroleum Corp. 7.00%, due 2/1/14	855,000	897,750

		26,534,385

14	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas Services 0.2%
Halliburton Co. 6.15%, due 9/15/19	$1,350,000	$1,718,801

Packaging & Containers 0.1%
Greif, Inc.
6.75%, due 2/1/17	320,000	352,800
7.75%, due 8/1/19	610,000	699,975

		1,052,775

Pharmaceuticals 0.6%
Cardinal Health, Inc. 4.625%, due 12/15/20	1,000,000	1,148,306
Valeant Pharmaceuticals International
6.75%, due 10/1/17 (c)	500,000	536,250
6.875%, due 12/1/18 (c)	325,000	346,531
Watson Pharmaceuticals, Inc. 1.875%, due 10/1/17	3,540,000	3,588,250

		5,619,337

Pipelines 3.6%
Boardwalk Pipelines, L.P. 5.875%, due 11/15/16	2,445,000	2,747,816
Copano Energy LLC / Copano Energy Finance Corp.
7.125%, due 4/1/21	628,000	660,970
7.75%, due 6/1/18	435,000	456,750
♦Energy Transfer Partners, L.P.
5.20%, due 2/1/22	5,000,000	5,739,550
6.05%, due 6/1/41	1,310,000	1,566,813
8.50%, due 4/15/14	237,000	260,561
9.70%, due 3/15/19	2,000,000	2,692,544
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	4,185,000	5,446,907
Kinder Morgan Finance Co. LLC 6.00%, due 1/15/18 (c)	3,720,000	4,081,130
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	193,000	210,370
ONEOK, Inc.
4.25%, due 2/1/22	3,590,000	3,969,158
6.00%, due 6/15/35	1,425,000	1,673,695
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	600,000	744,280
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.75%, due 1/15/20	1,117,000	1,364,013

		31,614,557

Real Estate Investment Trusts 1.8%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	3,325,000	3,599,672

	Principal Amount	Value

Real Estate Investment Trusts (continued)
Equity One, Inc. 6.25%, due 12/15/14	$850,000	$970,483
Health Care REIT, Inc. 5.25%, due 1/15/22	3,000,000	3,425,766
Host Hotels & Resorts, L.P.
5.25%, due 3/15/22	75,000	82,875
5.875%, due 6/15/19	35,000	38,500
Series Q
6.75%, due 6/1/16	863,000	886,193
ProLogis, L.P. 7.375%, due 10/30/19	2,000,000	2,486,652
Ventas Realty, L.P. / Ventas Capital Corp. 4.00%, due 4/30/19	4,290,000	4,632,265
Weyerhaeuser Co. 7.375%, due 10/1/19	131,000	163,389

		16,285,795

Retail 1.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	532,000	558,600
CVS Caremark Corp.
5.75%, due 6/1/17	575,000	692,334
5.789%, due 1/10/26 (c)(d)	84,664	94,731
J.C. Penney Corp., Inc. 7.125%, due 11/15/23	439,000	430,769
Limited Brands, Inc. 8.50%, due 6/15/19	127,000	153,829
Nordstrom, Inc. 7.00%, due 1/15/38	2,005,000	2,919,456
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	3,955,000	4,444,008
Radio Systems Corp. 8.375%, due 11/1/19 (c)	875,000	892,500
TJX Cos., Inc. 6.95%, due 4/15/19	330,000	421,963

		10,608,190

Savings & Loans 0.2%
Amsouth Bank 5.20%, due 4/1/15	1,435,000	1,506,750

Telecommunications 3.7%
American Tower Corp. 4.50%, due 1/15/18	2,750,000	3,045,251
AT&T, Inc. 3.875%, due 8/15/21	2,465,000	2,806,385
Cellco Partnership / Verizon Wireless Capital LLC 8.50%, due 11/15/18	1,500,000	2,090,896
Corning, Inc.
6.625%, due 5/15/19	500,000	627,413
8.875%, due 8/15/21	1,789,000	2,512,493

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications (continued)
Crown Castle International Corp.
5.25%, due 1/15/23 (c)	$126,000	$130,410
7.125%, due 11/1/19	243,000	266,693
9.00%, due 1/15/15	1,000,000	1,070,000
Crown Castle Towers LLC 5.495%, due 1/15/17 (c)	3,578,000	4,086,126
Frontier Communications Corp.
8.25%, due 4/15/17	1,000,000	1,152,500
8.75%, due 4/15/22	3,720,000	4,287,300
GCI, Inc. 8.625%, due 11/15/19	962,000	1,038,960
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	1,051,000	1,124,570
7.625%, due 6/15/21	125,000	139,063
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	1,000,000	1,075,000
NII Capital Corp. 7.625%, due 4/1/21	767,000	605,930
SBA Telecommunications, Inc. 8.25%, due 8/15/19	696,000	777,780
SBA Tower Trust 2.933%, due 12/15/17 (c)	3,225,000	3,308,792
Sprint Capital Corp.
6.875%, due 11/15/28	515,000	526,588
8.75%, due 3/15/32	500,000	590,000
tw telecom holdings, Inc. 8.00%, due 3/1/18	960,000	1,056,000

		32,318,150

Textiles 0.7%
Cintas Corp. No 2 2.85%, due 6/1/16	5,480,000	5,772,572

Transportation 0.1%
Burlington Northern Santa Fe LLC 5.65%, due 5/1/17	455,000	541,799

Trucking & Leasing 0.5%
Penske Truck Leasing Co., L.P. / PTL Finance Corp. 3.75%, due 5/11/17 (c)	4,398,000	4,490,591

Total Corporate Bonds (Cost $393,245,841)		429,261,284

Foreign Government Bond 0.0%‡
Venezuela 0.0%‡
Republic of Venezuela 6.00%, due 12/9/20	169,000	128,863

Total Foreign Government Bond (Cost $132,535)		128,863

	Principal Amount	Value

Mortgage-Backed Securities 6.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.5%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class A4 5.631%, due 4/10/49 (h)	$2,560,000	$2,976,003
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.441%, due 12/25/36 (c)(f)(g)	162,109	125,379
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4 5.405%, due 12/11/40 (g)	2,550,000	2,863,729
Series 2007-PW16, Class A4
5.716%, due 6/11/40 (h)	2,270,000	2,702,154
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	3,390,000	3,915,762
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (c)	1,340,000	1,448,269
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.061%, due 12/10/49 (h)	1,300,000	1,572,926
Commercial Mortgage Loan Trust Series 2011-C1, Class A2 6.004%, due 12/10/49 (h)	4,926,000	5,886,550
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	2,470,000	2,926,463
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class A5 5.224%, due 4/10/37 (h)	2,960,000	3,276,551
Series 2004-GG1, Class A7
5.317%, due 6/10/36 (g)	3,264,470	3,432,104
♦GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, due 8/10/38 (h)	3,060,000	3,267,811
Series 2006-GG6, Class A4
5.553%, due 4/10/38 (g)	2,919,880	3,303,949
Series 2007-GG10, Class A4
5.789%, due 8/10/45 (h)	3,095,000	3,554,589
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A3 5.42%, due 1/15/49	3,565,000	4,128,170
Series 2007-CB18, Class A4
5.44%, due 6/12/47	2,260,000	2,619,727
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, due 7/15/40 (g)	1,680,000	1,996,193

16	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Capital I, Inc. Series 2007-IQ15, Class A4 5.88%, due 6/11/49 (h)	$2,585,000	$3,031,773
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (c)	160,000	180,589
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class A4 5.923%, due 2/15/51 (h)	3,065,000	3,638,164

		56,846,855

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.65%, due 2/25/42 (c)(d)(f)(g)	408,955	327,863

Total Mortgage-Backed Securities (Cost $49,090,214)		57,174,718

U.S. Government & Federal Agencies 36.4%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 1991-66, Class J
8.125%, due 6/25/21	537	614

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.5%
2.375%, due 6/1/35 (g)	200,594	216,701
4.00%, due 8/1/31	4,588,740	4,942,606
4.00%, due 1/1/41	4,003,748	4,448,254
4.00%, due 2/1/41	7,518,150	8,264,027
4.00%, due 1/1/42	21,966,314	24,322,695
4.00%, due 6/1/42	7,476,740	8,347,715
4.50%, due 9/1/39	636,753	711,853
4.50%, due 1/1/40	5,618,844	6,216,569
4.50%, due 12/1/40	3,005,121	3,359,549
4.50%, due 5/1/41	3,388,640	3,700,408
4.50%, due 6/1/41	3,561,693	3,889,382
4.50%, due 8/1/41	3,164,972	3,492,756
5.00%, due 8/1/33	623,892	681,711
5.50%, due 1/1/21	220,872	240,762
5.50%, due 2/1/33	222,863	244,545
5.50%, due 7/1/34	614,959	674,019
5.50%, due 4/1/37	45,383	49,473
5.50%, due 5/1/37	33,567	36,591
5.50%, due 7/1/37	174,748	190,165
5.50%, due 1/1/38	219,847	245,701
6.00%, due 2/1/27	151,282	166,610
6.00%, due 3/1/36	293,957	325,579
6.50%, due 4/1/37	309,030	351,474

		75,119,145

	Principal Amount	Value

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 17.5%
3.50%, due 2/1/41	$13,064,679	$13,927,692
3.50%, due 3/1/41	1,257,417	1,340,478
3.50%, due 11/1/41	3,682,140	3,982,904
3.50%, due 1/1/42	2,843,661	3,089,711
3.50%, due 3/1/42	5,911,977	6,422,129
4.00%, due 9/1/31	3,845,534	4,148,547
4.00%, due 11/1/40	1,912,670	2,127,336
4.00%, due 1/1/41	5,556,238	6,162,470
4.00%, due 2/1/41	429,763	476,654
4.00%, due 3/1/41	4,796,419	5,334,737
4.00%, due 10/1/41	6,608,816	7,350,546
4.00%, due 2/1/42	3,895,772	4,222,222
4.00%, due 3/1/42	4,287,128	4,791,062
4.00%, due 9/1/42	3,494,298	3,887,567
4.50%, due 4/1/18	102,117	110,298
4.50%, due 7/1/18	492,388	531,835
4.50%, due 11/1/18	673,558	727,520
4.50%, due 3/1/21 TBA (i)	16,270,000	17,527,111
4.50%, due 6/1/23	736,586	793,987
4.50%, due 6/1/39	8,122,704	9,073,864
4.50%, due 8/1/39	7,733,625	8,680,567
4.50%, due 9/1/39	1,383,022	1,552,366
4.50%, due 7/1/41	6,897,590	7,647,323
5.00%, due 9/1/17	202,777	221,105
5.00%, due 9/1/20	120,093	130,967
5.00%, due 10/1/20	213,998	233,374
5.00%, due 12/1/20	399,533	435,709
5.00%, due 7/1/33	1,306,170	1,434,914
5.00%, due 10/1/33	516,232	567,115
5.00%, due 6/1/35	5,736,118	6,294,240
5.00%, due 7/1/35	603,017	659,439
5.00%, due 1/1/36	712,813	781,288
5.00%, due 2/1/36	5,292,720	5,796,415
5.00%, due 5/1/36	1,937,054	2,123,026
5.00%, due 9/1/36	504,558	551,768
5.50%, due 2/1/17	154,456	167,255
5.50%, due 6/1/21	431,021	469,163
5.50%, due 6/1/33	3,082,746	3,421,196
5.50%, due 11/1/33	459,963	510,462
5.50%, due 12/1/33	342,239	379,812
5.50%, due 4/1/34	1,328,325	1,466,307
5.50%, due 5/1/34	1,611,130	1,788,013
5.50%, due 6/1/34	411,729	454,616
5.50%, due 3/1/35	626,075	691,290
5.50%, due 4/1/36	1,396,489	1,540,207
5.50%, due 12/1/36	428,218	470,146
5.50%, due 1/1/37	958,615	1,097,711
5.50%, due 4/1/37	1,223,761	1,342,054
5.50%, due 7/1/37	966,532	1,106,776
5.50%, due 8/1/37	455,880	502,796

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 9/1/37	$15,465	$16,960
6.00%, due 8/1/17	24,691	26,590
6.00%, due 1/1/33	175,518	199,395
6.00%, due 3/1/33	206,847	234,986
6.00%, due 8/1/34	7,376	8,322
6.00%, due 9/1/35	543,451	608,890
6.00%, due 6/1/36	296,534	329,460
6.00%, due 12/1/36	372,031	419,878
6.00%, due 4/1/37	239,720	263,342
6.00%, due 9/1/37	93,306	103,667
6.00%, due 10/1/37	964,080	1,059,387
6.00%, due 11/1/37	72,854	80,944
6.00%, due 1/1/38	10,700	11,865
6.00%, due 11/1/38	478,320	530,386
6.50%, due 6/1/31	48,647	57,496
6.50%, due 8/1/31	30,972	35,861
6.50%, due 10/1/31	25,185	29,160
6.50%, due 6/1/32	43,167	51,086
6.50%, due 6/1/36	19,922	22,622
6.50%, due 7/1/36	58,430	67,608
6.50%, due 8/1/36	8,036	9,125
6.50%, due 11/1/36	286,028	324,785
6.50%, due 2/1/37	79,168	94,104
6.50%, due 7/1/37	31,444	36,580
6.50%, due 8/1/37	132,447	157,435
6.50%, due 9/1/37	300,733	341,702
6.50%, due 3/1/38	202,388	240,573

		153,908,299

Freddie Mac (Collateralized Mortgage Obligations) 0.5%
Series 3104, Class QC
5.00%, due 9/15/31	529,644	530,955
Series 2690, Class PG
5.00%, due 4/15/32	959,703	993,389
Series 2734, Class PG
5.00%, due 7/15/32	891,767	915,321
Series 3113, Class QD
5.00%, due 6/15/34	1,565,000	1,624,772

		4,064,437

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 2.1%
4.00%, due 11/20/40	1,047,459	1,149,690
5.50%, due 1/1/36 TBA (i)	2,560,000	2,828,400
6.00%, due 2/15/29	29,492	33,527
6.00%, due 4/15/29	129,191	146,777
6.00%, due 8/15/32	283,894	323,791
6.00%, due 10/1/35 TBA (i)	6,020,000	6,800,719
6.50%, due 7/15/28	29,993	34,728
6.50%, due 5/15/29	16,905	19,589

	Principal Amount	Value

♦Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 11/1/32 TBA (i)	$6,030,000	$6,902,466
12.50%, due 1/15/14	102	103

		18,239,790

♦United States Treasury Bonds 5.7%
3.00%, due 5/15/42	38,089,000	39,344,756
5.375%, due 2/15/31	6,105,000	8,798,831
6.25%, due 5/15/30	1,240,000	1,935,757

		50,079,344

♦United States Treasury Notes 2.0%
1.625%, due 8/15/22	18,235,000	18,135,273

United States Treasury Strip Principal 0.1%
(zero coupon), due 8/15/23	820,000	667,023

Total U.S. Government & Federal Agencies (Cost $309,586,215)		320,213,925

Yankee Bonds 6.2% (j)
Auto Parts & Equipment 0.2%
Schaeffler Finance B.V.
7.75%, due 2/15/17 (c)	790,000	871,963
8.50%, due 2/15/19 (c)	525,000	586,031

		1,457,994

Banks 0.5%
BBVA Bancomer S.A. 6.75%, due 9/30/22 (c)	3,750,000	4,246,875
UBS A.G. 3.875%, due 1/15/15	215,000	228,043

		4,474,918

Chemicals 0.6%
NOVA Chemicals Corp. 8.625%, due 11/1/19	492,000	557,190
Rhodia S.A. 6.875%, due 9/15/20 (c)	3,880,000	4,400,754

		4,957,944

Diversified Financial Services 0.3%
Permanent TSB PLC 3.60%, due 1/14/13 (c)	2,500,000	2,500,000
Smurfit Capital Funding PLC 7.50%, due 11/20/25	528,000	543,840

		3,043,840

Electric 0.2%
Abu Dhabi National Energy Co. 6.25%, due 9/16/19 (c)	185,000	221,075
PPL WEM Holdings PLC 3.90%, due 5/1/16 (c)	950,000	1,000,188

18	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Electric (continued)
SP PowerAssets, Ltd. 5.00%, due 10/22/13 (c)	$305,000	$315,519

		1,536,782

Engineering & Construction 0.1%
BAA Funding, Ltd. 4.875%, due 7/15/21 (c)	900,000	985,954

Forest Products & Paper 0.0%‡
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (c)	365,000	365,000

Holding Company—Diversified 0.1%
EnCana Holdings Finance Corp. 5.80%, due 5/1/14	860,000	921,185

Insurance 0.1%
Fairfax Financial Holdings, Ltd.
7.75%, due 7/15/37	677,000	778,976
8.25%, due 10/1/15	438,000	500,479
8.30%, due 4/15/26	15,000	17,585

		1,297,040

Iron & Steel 0.5%
Vale S.A. 5.625%, due 9/11/42	3,970,000	4,253,073

Media 0.1%
Videotron Ltee
5.00%, due 7/15/22	165,000	170,775
6.375%, due 12/15/15	542,000	551,485
9.125%, due 4/15/18	272,000	293,420

		1,015,680

Mining 0.9%
Anglo American Capital PLC 9.375%, due 4/8/19 (c)	4,880,000	6,513,238
New Gold, Inc. 7.00%, due 4/15/20 (c)	275,000	291,500
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	845,000	915,557

		7,720,295

Miscellaneous—Manufacturing 0.4%
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (c)	265,000	349,573
Tyco Electronics Group S.A. 6.55%, due 10/1/17	2,945,000	3,527,698

		3,877,271

	Principal Amount	Value

Oil & Gas 1.6%
CNOOC Finance 2011, Ltd. 4.25%, due 1/26/21 (c)	$5,490,000	$6,055,739
ENI S.p.A. 4.15%, due 10/1/20 (c)	2,900,000	2,970,702
Gaz Capital S.A. 8.125%, due 7/31/14 (c)	3,085,000	3,382,517
Gazprom International S.A. 7.201%, due 2/1/20 (c)	134,350	150,473
Petroleum Co. of Trinidad & Tobago, Ltd. 9.75%, due 8/14/19 (c)	585,000	772,200
TNK-BP Finance S.A. 7.50%, due 7/18/16 (c)	285,000	325,570

		13,657,201

Telecommunications 0.6%
Inmarsat Finance PLC 7.375%, due 12/1/17 (c)	1,111,000	1,197,102
Qtel International Finance, Ltd. 6.50%, due 6/10/14 (c)	1,500,000	1,623,750
Sable International Finance, Ltd. 7.75%, due 2/15/17 (c)	730,000	781,100
Virgin Media Finance PLC 8.375%, due 10/15/19	280,000	322,000
Virgin Media Secured Finance PLC 6.50%, due 1/15/18	960,000	1,041,600

		4,965,552

Total Yankee Bonds (Cost $50,411,280)		54,529,729

Total Long-Term Bonds (Cost $803,426,827)		862,425,429

	Number of Warrants
Warrants 0.0%‡
Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/39 (d)(e)(f)(k)	1	0	(l)
Unsecured Debt Expires 12/18/16 (d)(e)(f)(k)	1	0	(l)

Total Warrants (Cost $4)		0	(l)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Short-Term Investment 6.1%
Repurchase Agreement 6.1%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $53,449,562 (Collateralized by Federal National Mortgage Association security with a rate of 0.75% and a maturity date of 6/4/15, with a Principal Amount of $54,300,000 and a Market Value of $54,521,164)	$53,449,547	$53,449,547

Total Short-Term Investment (Cost $53,449,547)		53,449,547

Total Investments (Cost $856,876,378) (o)	104.0%	915,874,976
Other Assets, Less Liabilities	(4.0)	(35,114,320)
Net Assets	100.0%	$880,760,656

	Contracts Long	Unrealized Appreciation (Depreciation)(m)
Futures Contracts (0.0%)‡
United States Treasury Bond Ultra Long December 2012 (n)	25	$(34,828)

Total Futures Contracts Long (Settlement Value $4,127,344)		(34,828)

	Contracts Short
United States Treasury Notes December 2012 (5 Year) (n)	(788)	(94,313)
December 2012 (10 Year) (n)	(242)	(76,230)

Total Futures Contracts Short (Settlement Value $130,102,563)		(170,543)

Total Futures Contracts (Settlement Value $125,975,219)		$(205,371)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Subprime mortgage investment or other asset-backed security. The total market value of this security as of October 31, 2012 is $8,794, which represents less than one-tenth of a percent of the Fund’s net assets.

(b)	Step coupon. Rate shown is the rate in effect as of October 31, 2012.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Fair valued security. The total market value of these securities as of October 31, 2012 is $2,535,174, which represents 0.3% of the Fund’s net assets.

(e)	Non-income producing security.

(f)	Illiquid security. The total market value of these securities as of October 31, 2012 is $453,482, which represents 0.1% of the Fund’s net assets.

(g)	Floating rate—Rate shown is the rate in effect as of October 31, 2012.

(h)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of October 31, 2012.

(i)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of October 31, 2012 is $34,058,696, which represents 3.9% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(j)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	Restricted security.

(l)	Less than one dollar.

(m)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2012.

(n)	As of October 31, 2012, cash in the amount of $625,225 is on deposit with the broker for futures transactions.

(o)	As of October 31, 2012, cost is $858,374,151 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$58,634,050
Gross unrealized depreciation	(1,133,225)

Net unrealized appreciation	$57,500,825

20	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$829,630	$—		$829,630
Convertible Bond	—	287,280	—		287,280
Corporate Bonds (b)	—	427,053,973	2,207,311		429,261,284
Foreign Government Bond	—	128,863	—		128,863
Mortgage-Backed Securities (c)	—	56,846,855	327,863		57,174,718
U.S. Government & Federal Agencies	—	320,213,925	—		320,213,925
Yankee Bonds	—	54,529,729	—		54,529,729

Total Long-Term Bonds	—	859,890,255	2,535,174		862,425,429

Warrants (d)	—	—	0	(d)	0	(d)
Short-Term Investment
Repurchase Agreement	—	53,449,547	—		53,449,547

Total Investments in Securities	$—	$913,339,802	$2,535,174		$915,874,976

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (e)	$(34,828)	$—	$—	$(34,828)
Futures Contracts Short (e)	(170,543)	—	—	(170,543)

Total Other Financial Instruments	$(205,371)	$—	$—	$(205,371)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $240, $2,112,340 and $94,731 are Commercial Services, Oil & Gas and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $327,863 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 securities valued less than one dollar is held in Media within the Warrants section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments††† October 31, 2012 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2012		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2012 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$240		$—	$—	$—	$—	$—	$—	$—	$240		$—
Oil & Gas	3,489,288		(11,747)	(35,961)	61,650	—	(1,390,890)	—	—	2,112,340		45,718
Retail	92,707		(105)	(105)	6,528	—	(4,294)	—	—	94,731		6,604
Mortgage- Backed Securities			—				—					—
Residential Mortgage (Collateralized Mortgage Obligation)	381,330		—	—	(38,722)	—	(14,745)	—	—	327,863		(40,196)
Warrants			—									—
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$3,963,565		$(11,852)	$(36,066)	$29,456	$—	$(1,409,929)	$—	$—	$2,535,174		$12,126

(a)	Included in “change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

22	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $856,876,378)	$915,874,976
Cash collateral on deposit at broker	625,225
Receivables:
Interest	8,118,836
Fund shares sold	1,945,893
Investment securities sold	136,957
Other assets	31,776

Total assets	926,733,663

Liabilities
Payables:
Investment securities purchased	44,542,128
Fund shares redeemed	360,596
Manager (See Note 3)	348,621
Variation margin on futures contracts	255,063
Transfer agent (See Note 3)	210,771
NYLIFE Distributors (See Note 3)	56,399
Professional fees	24,914
Shareholder communication	15,656
Custodian	5,559
Trustees	2,621
Accrued expenses	6,109
Dividend payable	144,570

Total liabilities	45,973,007

Net assets	$880,760,656

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$78,989
Additional paid-in capital	820,418,508

820,497,497
Undistributed net investment income	277,581
Accumulated net realized gain (loss) on investments and futures transactions	1,192,351
Net unrealized appreciation (depreciation) on investments and futures contracts	58,793,227

Net assets	$880,760,656

Investor Class
Net assets applicable to outstanding shares	$8,670,279

Shares of beneficial interest outstanding	774,230

Net asset value per share outstanding	$11.20
Maximum sales charge (4.50% of offering price)	0.53

Maximum offering price per share outstanding	$11.73

Class A
Net assets applicable to outstanding shares	$66,161,321

Shares of beneficial interest outstanding	5,937,316

Net asset value per share outstanding	$11.14
Maximum sales charge (4.50% of offering price)	0.52

Maximum offering price per share outstanding	$11.66

Class B
Net assets applicable to outstanding shares	$10,129,111

Shares of beneficial interest outstanding	908,099

Net asset value and offering price per share outstanding	$11.15

Class C
Net assets applicable to outstanding shares	$39,140,536

Shares of beneficial interest outstanding	3,505,208

Net asset value and offering price per share outstanding	$11.17

Class I
Net assets applicable to outstanding shares	$756,607,578

Shares of beneficial interest outstanding	67,859,939

Net asset value and offering price per share outstanding	$11.15

Class R1
Net assets applicable to outstanding shares	$25,926

Shares of beneficial interest outstanding	2,325

Net asset value and offering price per share outstanding	$11.15

Class R2
Net assets applicable to outstanding shares	$25,905

Shares of beneficial interest outstanding	2,325

Net asset value and offering price per share outstanding	$11.14

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Interest (a)	$31,887,448

Expenses
Manager (See Note 3)	4,539,078
Transfer agent (See Note 3)	814,643
Distribution/Service—Investor Class (See Note 3)	17,641
Distribution/Service—Class A (See Note 3)	146,539
Distribution/Service—Class B (See Note 3)	88,204
Distribution/Service—Class C (See Note 3)	324,967
Distribution/Service—Class R2 (See Note 3)	22
Registration	88,340
Professional fees	67,645
Shareholder communication	33,043
Custodian	32,576
Trustees	21,220
Shareholder service (See Note 3)	18
Miscellaneous	34,280

Total expenses before waiver/reimbursement	6,208,216
Expense waiver/reimbursement from Manager (See Note 3)	(933,169)

Net expenses	5,275,047

Net investment income (loss)	26,612,401

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	4,103,428
Futures transactions	(852,315)

Net realized gain (loss) on investments and futures transactions	3,251,113

Net change in unrealized appreciation (depreciation) on:
Investments	34,326,066
Futures contracts	(456,178)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	33,869,888

Net realized and unrealized gain (loss) on investments and futures transactions	37,121,001

Net increase (decrease) in net assets resulting from operations	$63,733,402

(a)	Interest recorded net of foreign withholding taxes in the amount of $3,145.

24	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,612,401	$22,028,424
Net realized gain (loss) on investments and futures transactions	3,251,113	10,965,743
Net change in unrealized appreciation (depreciation) on investments and futures contracts	33,869,888	(5,769,461)

Net increase (decrease) in net assets resulting from operations	63,733,402	27,224,706

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(228,542)	(196,760)
Class A	(1,953,483)	(1,574,139)
Class B	(218,923)	(242,220)
Class C	(805,251)	(720,180)
Class I	(23,880,504)	(21,870,061)
Class R1	(279)	—
Class R2	(258)	—

	(27,087,240)	(24,603,360)

From net realized gain on investments:
Investor Class	(119,735)	(35,958)
Class A	(939,806)	(264,034)
Class B	(158,297)	(58,238)
Class C	(528,535)	(166,355)
Class I	(10,338,807)	(3,659,553)

	(12,085,180)	(4,184,138)

Total dividends and distributions to shareholders	(39,172,420)	(28,787,498)

Capital share transactions:
Net proceeds from sale of shares	383,514,258	224,977,290
Net asset value of shares issued to shareholders in reinvestment of dividends	36,272,589	26,454,150
Cost of shares redeemed	(185,332,897)	(185,597,415)

Increase (decrease) in net assets derived from capital share transactions	234,453,950	65,834,025

Net increase (decrease) in net assets	259,014,932	64,271,233

Net Assets
Beginning of year	621,745,724	557,474,491

End of year	$880,760,656	$621,745,724

Undistributed net investment income at end of year	$277,581	$539,873

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,								February 28, 2008** through October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of period	$10.90		$10.94		$10.37		$9.39		$9.92

Net investment income (loss)	0.34		0.38		0.35		0.30		0.25
Net realized and unrealized gain (loss) on investments	0.51		0.09		0.61		0.96		(0.54)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		(0.01)		0.01		—

Total from investment operations	0.85		0.47		0.95		1.27		(0.29)

Less dividends and distributions:
From net investment income	(0.35)		(0.43)		(0.36)		(0.29)		(0.24)
From net realized gain on investments	(0.20)		(0.08)		(0.02)		—		—

Total dividends and distributions	(0.55)		(0.51)		(0.38)		(0.29)		(0.24)

Net asset value at end of period	$11.20		$10.90		$10.94		$10.37		$9.39

Total investment return (a)	8.14%		4.51%		9.33%		13.72%		(2.98	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.16%		3.55%		3.38%		3.03%		3.73	% ††
Net expenses	1.00%		1.03%		1.07%		1.17%		1.20	% ††
Expenses (before waiver/reimbursement)	1.09%		1.13%		1.17%		1.25%		1.34	% ††
Portfolio turnover rate	65	%(c)	104	%(c)	185	%(c)	246	%(c)	114	% (c)
Net assets at end of period (in 000’s)	$8,670		$6,013		$4,608		$2,743		$1,727

**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 38%, 65%, 79%, 130% and 92% for years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

26	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of year	$10.85		$10.89		$10.32		$9.35		$9.73

Net investment income (loss)	0.35		0.39		0.36		0.34		0.43
Net realized and unrealized gain (loss) on investments	0.50		0.09		0.61		0.93		(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		(0.01)		0.01		—

Total from investment operations	0.85		0.48		0.96		1.28		0.02

Less dividends and distributions:
From net investment income	(0.36)		(0.44)		(0.37)		(0.31)		(0.40)
From net realized gain on investments	(0.20)		(0.08)		(0.02)		—		—

Total dividends and distributions	(0.56)		(0.52)		(0.39)		(0.31)		(0.40)

Net asset value at end of year	$11.14		$10.85		$10.89		$10.32		$9.35

Total investment return (a)	8.20%		4.63%		9.48%		13.89%		0.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.27%		3.62%		3.47%		3.20%		4.02%
Net expenses	0.89%		0.93%		0.96%		1.00%		1.03%
Expenses (before waiver/reimbursement)	0.98%		1.03%		1.06%		1.08%		1.16%
Portfolio turnover rate	65	%(b)	104	%(b)	185	%(b)	246	%(b)	114	%(b)
Net assets at end of year (in 000’s)	$66,161		$47,432		$35,837		$33,134		$16,211

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 38%, 65%, 79%, 130% and 92% for years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

	Class B
	Year ended October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of year	$10.86		$10.90		$10.33		$9.36		$9.74

Net investment income (loss)	0.26		0.30		0.27		0.23		0.30
Net realized and unrealized gain (loss) on investments	0.50		0.09		0.61		0.95		(0.37)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		(0.01)		0.01		—

Total from investment operations	0.76		0.39		0.87		1.19		(0.07)

Less dividends and distributions:
From net investment income	(0.27)		(0.35)		(0.28)		(0.22)		(0.31)
From net realized gain on investments	(0.20)		(0.08)		(0.02)		—		—

Total dividends and distributions	(0.47)		(0.43)		(0.30)		(0.22)		(0.31)

Net asset value at end of year	$11.15		$10.86		$10.90		$10.33		$9.36

Total investment return (a)	7.27%		3.74%		8.55%		12.82%		(0.79%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41%		2.81%		2.62%		2.29%		3.13%
Net expenses	1.75%		1.78%		1.81%		1.92%		1.91%
Expenses (before waiver/reimbursement)	1.84%		1.88%		1.91%		2.00%		2.08%
Portfolio turnover rate	65	%(b)	104	%(b)	185	%(b)	246	%(b)	114	% (b)
Net assets at end of year (in 000’s)	$10,129		$7,815		$7,797		$6,065		$4,580

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 38%, 65%, 79%, 130% and 92% for years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of year	$10.87		$10.91		$10.34		$9.37		$9.75

Net investment income (loss)	0.26		0.30		0.27		0.23		0.30
Net realized and unrealized gain (loss) on investments	0.51		0.09		0.61		0.95		(0.37)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		(0.01)		0.01		—

Total from investment operations	0.77		0.39		0.87		1.19		(0.07)

Less dividends and distributions:
From net investment income	(0.27)		(0.35)		(0.28)		(0.22)		(0.31)
From net realized gain on investments	(0.20)		(0.08)		(0.02)		—		—

Total dividends and distributions	(0.47)		(0.43)		(0.30)		(0.22)		(0.31)

Net asset value at end of year	$11.17		$10.87		$10.91		$10.34		$9.37

Total investment return (a)	7.36%		3.74%		8.54%		12.92%		(0.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41%		2.80%		2.63%		2.27%		3.11%
Net expenses	1.75%		1.78%		1.81%		1.92%		1.92%
Expenses (before waiver/reimbursement)	1.84%		1.88%		1.91%		2.00%		2.08%
Portfolio turnover rate	65	%(b)	104	%(b)	185	%(b)	246	%(b)	114	% (b)
Net assets at end of year (in 000’s)	$39,141		$27,052		$22,850		$16,747		$7,106

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 38%, 65%, 79%, 130% and 92% for years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

	Class I
	Year ended October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of year	$10.85		$10.89		$10.32		$9.35		$9.73

Net investment income (loss)	0.38		0.43		0.41		0.34		0.43
Net realized and unrealized gain (loss) on investments	0.51		0.09		0.60		0.96		(0.38)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		(0.01)		0.01		—

Total from investment operations	0.89		0.52		1.00		1.31		0.05

Less dividends and distributions:
From net investment income	(0.39)		(0.48)		(0.41)		(0.34)		(0.43)
From net realized gain on investments	(0.20)		(0.08)		(0.02)		—		—

Total dividends and distributions	(0.59)		(0.56)		(0.43)		(0.34)		(0.43)

Net asset value at end of year	$11.15		$10.85		$10.89		$10.32		$9.35

Total investment return (a)	8.61%		4.97%		9.88%		14.22%		0.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.55%		3.98%		3.84%		3.50%		4.35%
Net expenses	0.60%		0.60%		0.59%		0.66%		0.70%
Expenses (before waiver/reimbursement)	0.73%		0.78%		0.81%		0.83%		0.78%
Portfolio turnover rate	65	%(b)	104	%(b)	185	%(b)	246	%(b)	114	%(b)
Net assets at end of year (in 000’s)	$756,608		$533,433		$486,383		$516,522		$133,090

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 38%, 65%, 79%, 130% and 92% for years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

28	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R1
	June 29, 2012** through October 31,
	2012
Net asset value at beginning of period	$10.87

Net investment income (loss)	0.12
Net realized and unrealized gain (loss) on investments	0.28

Total from investment operations	0.40

Less dividends:
From net investment income	(0.12)

Net asset value at end of period	$11.15

Total investment return (a)	3.70	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.36	%††
Net expenses	0.73	%††
Expenses (before waiver/reimbursement)	0.82	%††
Portfolio turnover rate	65	%(c)
Net assets at end of period (in 000’s)	$26

**	Commencement of Operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll was 38% for the period ended October 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class R2
	June 29, 2012** through October 31,
	2012
Net asset value at beginning of period	$10.86

Net investment income (loss)	0.11
Net realized and unrealized gain (loss) on investments	0.28

Total from investment operations	0.39

Less dividends:
From net investment income	(0.11)

Net asset value at end of period	$11.14

Total investment return (a)	3.62	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10	%††
Net expenses	0.98	%††
Expenses (before waiver/reimbursement)	1.07	%††
Portfolio turnover rate	65	%(c)
Net assets at end of period (in 000’s)	$26

††	Annualized.
**	Commencement of Operations.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll was 38% for the period ended October 31, 2012.

30	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Intermediate Term Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Intermediate Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers seven classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1 and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return. Prior to February 28, 2012, the Fund’s investment objective was to seek to maximize total return, consistent with liquidity, moderate risk to principal and investment in debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or

mainstayinvestments.com	31

Notes to Financial Statements (continued)

methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund held securities with a value of $2,535,174 that were fair valued.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy.

As of October 31, 2012, certain foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

32	MainStay Intermediate Term Bond Fund

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities.

Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obliga-

mainstayinvestments.com	33

Notes to Financial Statements (continued)

tion. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2012, the Fund did not hold any foreign currency forward contracts.

(J)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of October 31, 2012, the Fund did not hold any rights.

(K)  Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions

34	MainStay Intermediate Term Bond Fund

involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(M)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(N)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk		Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value Net Assets-Net unrealized appreciation (depreciation) on investments	$0	(a)	$—	$0	(a)

Total Fair Value		$0	(a)	$—	$0	(a)

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (b)	$—	$(205,371)	$(205,371)

Total Fair Value		$—	$(205,371)	$(205,371)

(a)	Less than one dollar.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

mainstayinvestments.com	35

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(852,315)	$(852,315)

Total Realized Gain (Loss)		$—	$(852,315)	$(852,315)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(456,178)	$(456,178)

Total Change in Unrealized Appreciation (Depreciation)		$—	$(456,178)	$(456,178)

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants (1)	2	—	2
Futures Contracts Long (1)	—	53	53
Futures Contracts Short (1)	—	(682)	(682)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion. The Manager has contractually agreed to waive a portion of its management fee so that it does not exceed 0.50% up to $1 billion; and 0.475% in excess of $1 billion. This agreement may only be amended or terminated prior to that date by action of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.59% for the year ended October 31, 2012.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.60% of its average daily net assets. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $4,539,078 and waived its fees and/or reimbursed expenses in the amount of $933,169.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R1 shares are not subject to a distribution and/or service fee.

36	MainStay Intermediate Term Bond Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a Shareholder. Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2012, were as follows:

Class R1	$9
Class R2	9

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $10,674 and $66,772, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1,651, $16,635 and $9,060, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$14,851
Class A	58,090
Class B	18,545
Class C	68,409
Class I	654,732
Class R1	8
Class R2	8

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class I	$28,637,538	3.8%
Class R1	25,856	99.7
Class R2	25,841	99.8

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,077,447	$—	$(144,570)	$57,330,282	$60,263,159

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures contracts and straddle loss deferrals. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$212,547	$(212,547)	$—

The reclassifications for the Fund are primarily due to consent fee and mortgage dollar roll income.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$35,201,050	$25,740,320
Long-Term Capital Gain	3,971,370	3,047,178
Total	$39,172,420	$28,787,498

mainstayinvestments.com	37

Notes to Financial Statements (continued)

Note 5–Restricted Securities

As of October 31, 2012, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Number of Warrants	Cost	10/31/2012 Value		Percent of Net Assets
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/39	12/20/10	1	$—	$0	(a)	0.00	%‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	1	4	0	(a)	0.00	‡
Total			$4	$0	(a)	0.00	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of U.S. government securities were $484,848 and $383,875, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $217,643 and $99,385, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	378,236	$4,141,590
Shares issued to shareholders in reinvestment of dividends and distributions	31,742	343,772
Shares redeemed	(157,174)	(1,712,211)

Net increase (decrease) in shares outstanding before conversion	252,804	2,773,151
Shares converted into Investor Class (See Note 1)	76,360	832,262
Shares converted from Investor Class (See Note 1)	(106,575)	(1,159,817)

Net increase (decrease)	222,589	$2,445,596

Year ended October 31, 2011:
Shares sold	243,625	$2,629,632
Shares issued to shareholders in reinvestment of dividends and distributions	21,366	228,384
Shares redeemed	(137,618)	(1,475,977)

Net increase (decrease) in shares outstanding before conversion	127,373	1,382,039
Shares converted into Investor Class (See Note 1)	57,866	624,109
Shares converted from Investor Class (See Note 1)	(54,985)	(590,963)

Net increase (decrease)	130,254	$1,415,185

38	MainStay Intermediate Term Bond Fund

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	5,063,749	$55,276,791
Shares issued to shareholders in reinvestment of dividends and distributions	222,732	2,400,189
Shares redeemed	(3,857,183)	(42,277,029)

Net increase (decrease) in shares outstanding before conversion	1,429,298	15,399,951
Shares converted into Class A (See Note 1)	156,611	1,692,432
Shares converted from Class A (See Note 1)	(21,155)	(230,400)

Net increase (decrease)	1,564,754	$16,861,983

Year ended October 31, 2011:
Shares sold	3,274,959	$35,325,804
Shares issued to shareholders in reinvestment of dividends and distributions	141,171	1,503,158
Shares redeemed	(2,386,990)	(25,531,604)

Net increase (decrease) in shares outstanding before conversion	1,029,140	11,297,358
Shares converted into Class A (See Note 1)	80,640	861,787
Shares converted from Class A (See Note 1)	(29,355)	(315,224)

Net increase (decrease)	1,080,425	$11,843,921

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	457,424	$4,975,828
Shares issued to shareholders in reinvestment of dividends and distributions	30,582	329,136
Shares redeemed	(194,606)	(2,112,100)

Net increase (decrease) in shares outstanding before conversion	293,400	3,192,864
Shares converted from Class B (See Note 1)	(105,030)	(1,134,477)

Net increase (decrease)	188,370	$2,058,387

Year ended October 31, 2011:
Shares sold	253,333	$2,726,704
Shares issued to shareholders in reinvestment of dividends and distributions	23,336	248,097
Shares redeemed	(218,469)	(2,337,789)

Net increase (decrease) in shares outstanding before conversion	58,200	637,012
Shares converted from Class B (See Note 1)	(54,126)	(579,709)

Net increase (decrease)	4,074	$57,303

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,603,552	$17,474,383
Shares issued to shareholders in reinvestment of dividends and distributions	83,560	901,826
Shares redeemed	(670,301)	(7,303,552)

Net increase (decrease)	1,016,811	$11,072,657

Year ended October 31, 2011:
Shares sold	1,164,715	$12,576,234
Shares issued to shareholders in reinvestment of dividends and distributions	52,907	563,260
Shares redeemed	(824,172)	(8,823,304)

Net increase (decrease)	393,450	$4,316,190

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	27,853,453	$301,595,666
Shares issued to shareholders in reinvestment of dividends and distributions	2,991,595	32,297,129
Shares redeemed	(12,128,789)	(131,928,005)

Net increase (decrease)	18,716,259	$201,964,790

Year ended October 31, 2011:
Shares sold	16,009,189	$171,718,916
Shares issued to shareholders in reinvestment of dividends and distributions	2,245,719	23,911,251
Shares redeemed	(13,772,540)	(147,428,741)

Net increase (decrease)	4,482,368	$48,201,426

Class R1 (a)	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,300	$25,000
Shares issued to shareholders in reinvestment of dividends	25	279

Net increase (decrease)	2,325	$25,279

Class R2 (a)	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,301	$25,000
Shares issued to shareholders in reinvestment of dividends	24	258

Net increase (decrease)	2,325	$25,258

(a)	Class R1 shares and Class R2 shares were first offered on June 29, 2012.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Intermediate Term Bond Fund (“the Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Intermediate Term Bond Fund of MainStay Funds Trust as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

40	MainStay Intermediate Term Bond Fund

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $3,971,370 as a long term capital gain distribution.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute From 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ form the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	41

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

42	MainStay Intermediate Term Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	43

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

44	MainStay Intermediate Term Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	45

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

46	MainStay Intermediate Term Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	47

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

48	MainStay Intermediate Term Bond Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	49

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28266 MS265-12	MSIT11-12/12 NL0B4

MainStay Short Term Bond Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–2.24 0.79%	1.93 2.56%	2.13 2.44%	1.55 1.55%
Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–1.90 1.13	2.23 2.85	2.27 2.59	1.15 1.15
Class I Shares	No Sales Charge		1.39	3.12	2.90	0.90

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflect the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. 1-3 Year Government/Credit Index[5]	1.15%	3.20%	3.23%
Average Lipper Short U.S. Government Fund[6]	1.08	2.57	2.50

5.	The Barclays U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. The Barclays U.S. 1-3 Year Government/Credit Index is the Fund’s broad-based securities-market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper short U.S. government fund is representative of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,004.70	$6.25	$1,018.90	$6.29

Class A Shares	$1,000.00	$1,006.30	$4.69	$1,020.50	$4.72

Class I Shares	$1,000.00	$1,007.60	$3.43	$1,021.70	$3.46

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.24% for Investor Class, 0.93% for Class A and 0.68% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2012 (excluding short-term investment)

1.	United States Treasury Notes, 0.25%–2.25%, due 1/31/13–6/15/15

2.	Shell International Finance B.V., 1.875%, due 3/25/13

3.	Federal National Mortgage Association, 0.75%, due 11/28/14

4.	St. Jude Medical, Inc., 2.20%, due 9/15/13

5.	PNC Funding Corp., 3.625%, due 2/8/15
6.	Total Capital S.A., 3.125%, due 10/2/15

7.	JPMorgan Chase & Co., 3.45%, due 3/1/16

8.	Hartford Financial Services Group, Inc., 4.75%, due 3/1/14

9.	Hutchison Whampoa International, Ltd., 4.625%, due 9/11/15

10.	General Electric Capital Corp., 3.75%, due 11/14/14

8	MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen and Claude Athaide, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Term Bond Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Short Term Bond Fund returned 0.79% for Investor Class shares and 1.13% for Class A shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 1.39%. Class A and Class I shares outperformed—and Investor Class shares underperformed—the 1.08% return of the average Lipper1 short U.S. government fund. Class I shares outperformed—and Investor Class and Class A shares underperformed—the 1.15% return of the Barclays U.S. 1–3 Year Government/Credit Index2 for the 12 months ended October 31, 2012. The Barclays U.S. 1–3 Year Government/Credit Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

New corporate issuance was very strong during the reporting period, largely because of refinancing-related activities. Even so, net supply declined. This dynamic provided a positive technical tailwind to the market. Although the liquidity premium in the credit markets widened during the latter part of 2011, demand for higher-yielding alternatives to U.S. Treasury securities was robust.

From a fundamental perspective, corporate balance sheets remained in very good shape, on average. Credit costs were low, and earnings growth continued to improve, albeit at a slower rate. The Fund remained overweight relative to the Barclays U.S. 1–3 Year Government/Credit Index in investment-grade corporate bonds to take advantage of this market sentiment. An overweight position in higher-beta3 BBB4 credits positively affected performance and contributed to an attractive yield advantage relative to the Index. In particular, several of the Fund’s financial holdings, including Morgan Stanley, Bank of America and Citigroup added to performance because of strong capital ratios, healthy liquidity profiles and adequate ability to service their debt obligations. Our overweight position in credit during the reporting period had a positive impact on performance.

How did the Fund’s duration5 positioning affect the Fund’s performance during the reporting period?

At the end of the reporting period, the Fund had a slightly shorter duration than the Barclays U.S. 1–3 Year Government/Credit Index. This positioning did not have a significant impact on performance.

During the reporting period, which market segments were particularly strong and which ones were weak?

Security selection among investment-grade corporate bonds slightly detracted from performance, while the Fund’s overweight position relative to the Barclays U.S. 1–3 Year Government/Credit Index helped relative results. Although the Fund’s underweight position in U.S. Treasury securities helped relative performance, the Fund’s allocation to U.S. Treasurys was a drag on absolute performance.

How did the Fund’s weightings change during the reporting period?

We increased the Fund’s exposure to corporate bonds because we expected investment-grade corporate bonds (and, to a lesser degree, commercial mortgage-backed securities, where the Fund already held an overweight position relative to the Barclays U.S. 1–3 Year Government/Credit Index) to generate higher returns than government-related debt. Our reasoning involved three factors. First, we believed that the prospects for credit-related sectors were aligned with the Federal Open Market Committee’s decision to maintain the federal funds rate in a near-zero range. Second, the low interest-rate environment sparked healthy demand for higher-spread6 products. Third, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. We believed that these improving fundamentals supported a narrowing of spreads, alongside a favorable balance of supply and demand for corporate bonds.

During the reporting period, we increased the Fund’s exposure to investment-grade corporate bonds by selling U.S. Treasury securities and agency debentures. In particular, we added to the Fund’s exposure to U.S. banks through the purchase of bonds issued by Citigroup, KeyCorp. and Bank of America.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays U.S. 1–3 Year Government/Credit Index.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
4.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com	9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund held overweight positions relative to the Barclays U.S. 1–3 Year Government/Credit Index

in investment-grade corporate bonds and commercial mortgage-backed securities. Offsetting these overweight sector positions were underweight positions relative to the Index in U.S. Treasury securities and agency debentures.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Term Bond Fund

Portfolio of Investments October 31, 2012

	Principal Amount	Value

Long-Term Bonds 98.0%† Asset-Backed Security 0.9%
Automobile 0.9%
Hertz Vehicle Financing LLC Series 2009-2A, Class A2 5.29%, due 3/25/16 (a)	$700,000	$766,510

Total Asset-Backed Security (Cost $755,522)		766,510

Corporate Bonds 35.6%
Aerospace & Defense 0.3%
United Technologies Corp. 1.20%, due 6/1/15	275,000	280,340

Agriculture 1.8%
Philip Morris International, Inc. 6.875%, due 3/17/14	1,070,000	1,162,550
Reynolds American, Inc. 1.05%, due 10/30/15	420,000	421,233

		1,583,783

Auto Manufacturers 1.4%
DaimlerChrysler N.A. Holding Corp. 6.50%, due 11/15/13	1,117,000	1,183,324

Banks 11.5%
Bank of America Corp. 6.50%, due 8/1/16	645,000	750,176
BB&T Corp. 1.60%, due 8/15/17	915,000	931,436
Capital One Financial Corp. 6.75%, due 9/15/17	440,000	541,504
Citigroup, Inc. 2.65%, due 3/2/15	835,000	860,920
Goldman Sachs Group, Inc. (The) 3.625%, due 2/7/16	975,000	1,032,112
♦JPMorgan Chase & Co. 3.45%, due 3/1/16	1,235,000	1,314,193
KeyCorp 6.50%, due 5/14/13	625,000	644,366
Morgan Stanley 4.00%, due 7/24/15	895,000	932,936
♦PNC Funding Corp. 3.625%, due 2/8/15	1,240,000	1,323,137
U.S. Bancorp 3.15%, due 3/4/15	850,000	898,860
Wells Fargo & Co. 5.00%, due 11/15/14	780,000	840,752

		10,070,392

	Principal Amount	Value

Beverages 2.7%
Coca-Cola Co. (The) 0.75%, due 3/13/15	$785,000	$790,788
PepsiCo., Inc.
0.75%, due 3/5/15	560,000	562,790
0.80%, due 8/25/14	375,000	376,783
SABMiller Holdings, Inc. 1.85%, due 1/15/15 (a)	585,000	599,558

		2,329,919

Diversified Financial Services 1.5%
♦General Electric Capital Corp. 3.75%, due 11/14/14	1,220,000	1,291,006

Electric 1.3%
Great Plains Energy, Inc. 2.75%, due 8/15/13	1,085,000	1,101,195

Finance—Other Services 1.2%
Private Export Funding Corp. 1.375%, due 2/15/17	1,020,000	1,040,956

Food 0.7%
Kellogg Co. 1.125%, due 5/15/15	305,000	307,629
Kraft Foods Group, Inc. 1.625%, due 6/4/15 (a)	290,000	295,873

		603,502

Health Care—Products 1.5%
♦St. Jude Medical, Inc. 2.20%, due 9/15/13	1,310,000	1,326,779

Health Care—Services 0.6%
UnitedHealth Group, Inc. 0.85%, due 10/15/15	535,000	537,179

Insurance 2.5%
♦Hartford Financial Services Group, Inc. 4.75%, due 3/1/14	1,250,000	1,303,720
MetLife, Inc. 2.375%, due 2/6/14	890,000	909,852

		2,213,572

Media 1.0%
NBC Universal Media LLC 2.10%, due 4/1/14	875,000	892,287

Miscellaneous—Manufacturing 0.8%
3M Co. 1.375%, due 9/29/16	660,000	676,209

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Office Equipment/Supplies 0.5%
Xerox Corp. 8.25%, due 5/15/14	$385,000	$425,624

Oil & Gas 1.4%
PetroHawk Energy Corp. 7.25%, due 8/15/18	805,000	917,669
Phillips 66 2.95%, due 5/1/17 (a)	285,000	303,962

		1,221,631

Pharmaceuticals 1.3%
Novartis Capital Corp. 1.90%, due 4/24/13	1,100,000	1,108,140

Pipelines 1.0%
DCP Midstream LLC 9.70%, due 12/1/13 (a)	510,000	555,545
Enterprise Products Operating LLC 1.25%, due 8/13/15	340,000	343,624

		899,169

Semiconductors 1.1%
Intel Corp. 1.95%, due 10/1/16	910,000	950,695

Software 0.8%
Oracle Corp. 1.20%, due 10/15/17	730,000	733,679

Telecommunications 0.7%
BellSouth Corp. 5.20%, due 9/15/14	540,000	585,216

Total Corporate Bonds (Cost $30,276,734)		31,054,597

Mortgage-Backed Securities 4.9%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.9%
Banc of America Commercial Mortgage, Inc. Series 2007-1, Class AAB 5.422%, due 1/15/49	733,532	783,026
Bear Stearns Commercial Mortgage Securities Series 2004-T16, Class A6 4.75%, due 2/13/46 (b)	200,000	213,752
Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	400,000	449,212
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	500,000	523,847

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	$890,000	$929,530
RBSCF Trust
Series 2010-MB1, Class A1 2.367%, due 4/15/24 (a)	604,164	616,716
Series 2010-MB1, Class A2 3.686%, due 4/15/24 (a)	450,000	479,239
Wachovia Bank Commercial Mortgage Trust Series 2004-C14, Class A4 5.088%, due 8/15/41 (b)	310,000	330,730

Total Mortgage-Backed Securities (Cost $4,260,178)		4,326,052

U.S. Government & Federal Agencies 45.3%
Federal Home Loan Mortgage Corporation 1.0%
1.00%, due 8/20/14	825,000	834,715

♦Federal National Mortgage Association 1.5%
0.75%, due 11/28/14	1,350,000	1,351,782

Federal National Mortgage Association (Mortgage Pass- Through Security) 0.2%
4.50%, due 11/1/18	151,591	163,736

♦United States Treasury Notes 42.6%
0.25%, due 9/15/14	10,185,000	10,178,635
0.375%, due 3/15/15	6,050,000	6,056,147
0.375%, due 6/15/15	3,000,000	3,001,641
0.625%, due 1/31/13	9,575,000	9,586,222
1.25%, due 3/15/14	5,500,000	5,575,196
2.25%, due 5/31/14	2,710,000	2,794,793

		37,192,634

Total U.S. Government & Federal Agencies (Cost $39,407,309)		39,542,867

Yankee Bonds 11.3% (c)
Banks 1.5%
Barclays Bank PLC 5.00%, due 9/22/16	640,000	720,131
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	565,000	579,188

		1,299,319

Holding Company—Diversified 1.5%
♦Hutchison Whampoa International, Ltd. 4.625%, due 9/11/15 (a)	1,195,000	1,299,309

Mining 1.0%
Anglo American Capital PLC 9.375%, due 4/8/14 (a)	750,000	832,500

12	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Oil & Gas 5.3%
BP Capital Markets PLC 5.25%, due 11/7/13	$425,000	$445,559
EnCana Corp. 4.75%, due 10/15/13	850,000	881,217
♦Shell International Finance B.V. 1.875%, due 3/25/13	2,000,000	2,012,200
♦Total Capital S.A. 3.125%, due 10/2/15	1,235,000	1,321,907

		4,660,883

Pharmaceuticals 0.6%
Sanofi 1.20%, due 9/30/14	510,000	516,972

Telecommunications 1.4%
Telefonica Emisiones S.A.U 4.949%, due 1/15/15	785,000	818,363
Vodafone Group PLC 1.25%, due 9/26/17	415,000	417,263

		1,235,626

Total Yankee Bonds (Cost $9,579,152)		9,844,609

Total Long-Term Bonds (Cost $84,278,895)		85,534,635

Short-Term Investment 1.6%
Repurchase Agreement 1.6%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $1,397,876 (Collateralized by a Federal National Mortgage Association security with a rate of 5.00% and a maturity date of 3/15/16, with a Principal Amount of $1,235,000 and a Market Value of $1,425,954)	1,397,876	1,397,876

Total Short-Term Investment (Cost $1,397,876)		1,397,876

Total Investments (Cost $85,676,771) (d)	99.6%	86,932,511
Other Assets, Less Liabilities	0.4	354,409
Net Assets	100.0%	$87,286,920
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of October 31, 2012.

(c)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(d)	As of October 31, 2012, cost is $85,676,771 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,262,977
Gross unrealized depreciation	(7,237)

Net unrealized appreciation	$1,255,740

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments October 31, 2012 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$766,510	$—	$766,510
Corporate Bonds	—	31,054,597	—	31,054,597
Mortgage-Backed Securities	—	4,326,052	—	4,326,052
U.S. Government & Federal Agencies	—	39,542,867	—	39,542,867
Yankee Bonds	—	9,844,609	—	9,844,609

Total Long-Term Bonds	—	85,534,635	—	85,534,635

Short-Term Investment
Repurchase Agreement	—	1,397,876	—	1,397,876

Total Investments in Securities	$—	$86,932,511	$—	$86,932,511

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $85,676,771)	$86,932,511
Receivables:
Interest	391,598
Fund shares sold	190,156
Other assets	10,429

Total assets	87,524,694

Liabilities
Payables:
Fund shares redeemed	127,000
Manager (See Note 3)	33,985
Transfer agent (See Note 3)	32,629
Shareholder communication	12,247
Professional fees	12,155
NYLIFE Distributors (See Note 3)	7,850
Custodian	966
Trustees	277
Accrued expenses	3,461
Dividend payable	7,204

Total liabilities	237,774

Net assets	$87,286,920

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,014
Additional paid-in capital	85,672,204

85,681,218
Distributions in excess of net investment income	(7,204)
Accumulated net realized gain (loss) on investments	357,166
Net unrealized appreciation (depreciation) on investments	1,255,740

Net assets	$87,286,920

Investor Class
Net assets applicable to outstanding shares	$4,355,770

Shares of beneficial interest outstanding	448,502

Net asset value per share outstanding	$9.71
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$10.01

Class A
Net assets applicable to outstanding shares	$31,422,305

Shares of beneficial interest outstanding	3,245,077

Net asset value per share outstanding	$9.68
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.98

Class I
Net assets applicable to outstanding shares	$51,508,845

Shares of beneficial interest outstanding	5,320,502

Net asset value and offering price per share outstanding	$9.68

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Interest	$1,539,374

Expenses
Manager (See Note 3)	541,799
Transfer agent (See Note 3)	121,463
Distribution/Service—Investor Class (See Note 3)	10,649
Distribution/Service—Class A (See Note 3)	82,224
Professional fees	44,303
Registration	43,286
Shareholder communication	15,403
Custodian	5,886
Trustees	2,470
Miscellaneous	8,876

Total expenses before waiver/reimbursement	876,359
Expense waiver/reimbursement from Manager (See Note 3)	(154,859)

Net expenses	721,500

Net investment income (loss)	817,874

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	359,400
Net change in unrealized appreciation (depreciation) on investments	(7,140)

Net realized and unrealized gain (loss) on investments	352,260

Net increase (decrease) in net assets resulting from operations	$1,170,134

16	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$817,874	$1,240,558
Net realized gain (loss) on investments	359,400	417,239
Net change in unrealized appreciation (depreciation) on investments	(7,140)	(1,289,247)

Net increase (decrease) in net assets resulting from operations	1,170,134	368,550

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(18,510)	(33,938)
Class A	(250,805)	(390,063)
Class I	(549,320)	(851,461)

	(818,635)	(1,275,462)

From net realized gain on investments:
Investor Class	(18,951)	(6,757)
Class A	(141,099)	(57,310)
Class I	(245,785)	(124,038)

	(405,835)	(188,105)

Total dividends and distributions to shareholders	(1,224,470)	(1,463,567)

Capital share transactions:
Net proceeds from sale of shares	54,026,156	36,730,120
Net asset value of shares issued to shareholders in reinvestment of dividends	1,093,274	1,276,100
Cost of shares redeemed	(51,787,872)	(70,141,279)

Increase (decrease) in net assets derived from capital share transactions	3,331,558	(32,135,059)

Net increase (decrease) in net assets	3,277,222	(33,230,076)

Net Assets
Beginning of year	84,009,698	117,239,774

End of year	$87,286,920	$84,009,698

Distributions in excess of net investment income at end of year	$(7,204)	$(8,539)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,						February 28, 2008** through October 31,
	2012	2011	2010		2009		2008
Net asset value at beginning of period	$9.72	$9.81	$9.81		$9.32		$9.44

Net investment income (loss)	0.04	0.08	0.05		0.10		0.13	(a)
Net realized and unrealized gain (loss) on investments	0.03	(0.06)	0.13		0.49		(0.11)

Total from investment operations	0.07	0.02	0.18		0.59		0.02

Less dividends and distributions:
From net investment income	(0.04)	(0.09)	(0.06)		(0.10)		(0.14)
From net realized gain on investments	(0.04)	(0.02)	(0.12)		—		—

Total dividends and distributions	(0.08)	(0.11)	(0.18)		(0.10)		(0.14)

Net asset value at end of period	$9.71	$9.72	$9.81		$9.81		$9.32

Total investment return (b)	0.79%	0.13%	1.83%		6.31%		0.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44%	0.83%	0.63%		1.00%		2.10	%††
Net expenses	1.27%	1.33%	1.38%		1.11%		1.00	%††
Expenses (before waiver/reimbursement)	1.44%	1.55%	1.60%		1.62%		2.09	%††
Portfolio turnover rate	60%	39%	68	%(d)	193	%(d)	252	%(d)
Net assets at end of period (in 000’s)	$4,356	$4,128	$4,119		$3,180		$2,266

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

	Class A
	Year ended October 31,
	2012	2011	2010		2009		2008
Net asset value at beginning of year	$9.69	$9.78	$9.79		$9.29		$9.19

Net investment income (loss)	0.09	0.11	0.11		0.10		0.24	(a)
Net realized and unrealized gain (loss) on investments	0.02	(0.06)	0.11		0.51		0.11

Total from investment operations	0.11	0.05	0.22		0.61		0.35

Less dividends and distributions:
From net investment income	(0.08)	(0.12)	(0.11)		(0.11)		(0.25)
From net realized gain on investments	(0.04)	(0.02)	(0.12)		—		—

Total dividends and distributions	(0.12)	(0.14)	(0.23)		(0.11)		(0.25)

Net asset value at end of year	$9.68	$9.69	$9.78		$9.79		$9.29

Total investment return (b)	1.13%	0.53%	2.19%		6.65%		3.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77%	1.23%	1.03%		1.14%		2.55%
Net expenses	0.93%	0.93%	0.93%		0.91%		0.90%
Expenses (before waiver/reimbursement)	1.10%	1.15%	1.15%		1.16%		1.32%
Portfolio turnover rate	60%	39%	68	%(c)	193	%(c)	252	%(c)
Net assets at end of year (in 000’s)	$31,422	$31,689	$36,665		$54,902		$20,313

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

18	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010		2009		2008
Net asset value at beginning of year	$9.69	$9.78	$9.78		$9.29		$9.19

Net investment income (loss)	0.10	0.14	0.13		0.15		0.29	(a)
Net realized and unrealized gain (loss) on investments	0.03	(0.06)	0.12		0.48		0.09

Total from investment operations	0.13	0.08	0.25		0.63		0.38

Less dividends and distributions:
From net investment income	(0.10)	(0.15)	(0.13)		(0.14)		(0.28)
From net realized gain on investments	(0.04)	(0.02)	(0.12)		—		—

Total dividends and distributions	(0.14)	(0.17)	(0.25)		(0.14)		(0.28)

Net asset value at end of year	$9.68	$9.69	$9.78		$9.78		$9.29

Total investment return (b)	1.39%	0.78%	2.55%		6.83%		4.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%	1.48%	1.32%		1.43%		3.15%
Net expenses	0.68%	0.68%	0.68%		0.63%		0.60%
Expenses (before waiver/reimbursement)	0.85%	0.90%	0.90%		0.91%		0.91%
Portfolio turnover rate	60%	39%	68	%(c)	193	%(c)	252	%(c)
Net assets at end of year (in 000’s)	$51,509	$48,193	$76,456		$79,237		$36,701

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Short Term Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the Mainstay Short Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek total return.

Prior to February 28, 2012, the Fund’s investment objective was to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.   Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the

Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

20	MainStay Short Term Bond Fund

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.   Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.   The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate

mainstayinvestments.com	21

Notes to Financial Statements (continued)

method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.   The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

22	MainStay Short Term Bond Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million and 0.575% in excess of $500 million. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.50% on assets up to $500 million; and 0.475% on assets in excess of $500 million. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.60% for the year ended October 31, 2012.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.93% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $541,799 and waived its fees and/or reimbursed expenses in the amount of $154,859.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective

NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.   The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,599 and $4,796, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $8,238 for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$19,366
Class A	39,167
Class I	62,930

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

mainstayinvestments.com	23

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$7,181	$349,985	$(7,204)	$1,255,740	$1,605,702

Other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$2,096	$(2,096)	$—

The reclassifications for the Fund are primarily due to distribution redesignations.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$961,624	$1,387,225
Long-Term Capital Gain	262,846	76,342
Total	$1,224,470	$1,463,567

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds

Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of U.S. government securities were $35,294 and $41,601, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $20,778 and $10,849, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	142,557	$1,380,240
Shares issued to shareholders in reinvestment of dividends and distributions	3,871	37,397
Shares redeemed	(135,227)	(1,309,079)

Net increase (decrease) in shares outstanding before conversion	11,201	108,558
Shares converted into Investor Class (See Note 1)	17,446	169,041
Shares converted from Investor Class (See Note 1)	(4,850)	(46,701)

Net increase (decrease)	23,797	$230,898

Year ended October 31, 2011:
Shares sold	152,379	$1,482,095
Shares issued to shareholders in reinvestment of dividends and distributions	4,171	40,513
Shares redeemed	(154,069)	(1,497,021)

Net increase (decrease) in shares outstanding before conversion	2,481	25,587
Shares converted into Investor Class (See Note 1)	12,936	125,431
Shares converted from Investor Class (See Note 1)	(10,655)	(103,641)

Net increase (decrease)	4,762	$47,377

24	MainStay Short Term Bond Fund

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,316,804	$22,339,918
Shares issued to shareholders in reinvestment of dividends and distributions	33,843	326,094
Shares redeemed	(2,362,701)	(22,818,629)

Net increase (decrease) in shares outstanding before conversion	(12,054)	(152,617)
Shares converted into Class A (See Note 1)	4,865	46,701
Shares converted from Class A (See Note 1)	(17,487)	(169,041)

Net increase (decrease)	(24,676)	$(274,957)

Year ended October 31, 2011:
Shares sold	1,485,388	$14,395,718
Shares issued to shareholders in reinvestment of dividends and distributions	38,059	368,657
Shares redeemed	(2,000,487)	(19,391,442)

Net increase (decrease) in shares outstanding before conversion	(477,040)	(4,627,067)
Shares converted into Class A (See Note 1)	10,688	103,641
Shares converted from Class A (See Note 1)	(12,976)	(125,431)

Net increase (decrease)	(479,328)	$(4,648,857)

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	3,135,776	$30,305,998
Shares issued to shareholders in reinvestment of dividends and distributions	75,715	729,783
Shares redeemed	(2,864,506)	(27,660,164)

Net increase (decrease)	346,985	$3,375,617

Year ended October 31, 2011:
Shares sold	2,150,372	$20,852,307
Shares issued to shareholders in reinvestment of dividends and distributions	89,514	866,930
Shares redeemed	(5,084,701)	(49,252,816)

Net increase (decrease)	(2,844,815)	$(27,533,579)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Short Term Bond Fund (“the Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Short Term Bond Fund of MainStay Funds Trust as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

26	MainStay Short Term Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid $262,846 as a long term capital gain distribution.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	27

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

28	MainStay Short Term Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	29

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

30	MainStay Short Term Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

32	MainStay Short Term Bond Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

34	MainStay Short Term Bond Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28373 MS265-12	MSSB11-12/12

NL0B5

MainStay 130/30 Funds

Message from the President and Annual Report

October 31, 2012

MainStay 130/30 Core Fund

MainStay 130/30 International Fund

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domestic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information.

You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s

Summary Prospectus and/or Prospectus carefully before investing.

MainStay 130/30 Core Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.03 14.31%	–2.48 –1.37%	–2.99 –1.95%	2.29 2.29%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.24 14.54	–2.28 –1.16	–2.80 –1.77	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12.42 13.42	–2.11 –2.11	–2.69 –2.69	3.04 3.04
Class I Shares	No Sales Charge		14.76	–0.94	–1.54	1.81

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends and/or distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Since Inception
Russell 1000® Index[4]	14.97%	0.53%	1.20%
Average Lipper Extended U.S. Large-Cap Core Fund[5]	12.42	–1.31	–1.04

4.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper extended U.S. large-cap core fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay 130/30 Core Fund

Cost in Dollars of a $1,000 Investment in MainStay 130/30 Core Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,027.40	$15.29	$1,010.10	$15.16

Class A Shares	$1,000.00	$1,029.80	$13.52	$1,011.80	$13.40

Class C Shares	$1,000.00	$1,024.50	$19.03	$1,006.30	$18.86

Class I Shares	$1,000.00	$1,031.00	$12.66	$1,012.70	$12.55

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (3.00% for Investor Class, 2.65% for Class A, 3.74% for Class C and 2.48% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of October 31, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	11.3%
Software	6.8
Insurance	6.7
Media	6.7
Specialty Retail	6.5
Computers & Peripherals	5.8
IT Services	5.4
Health Care Providers & Services	4.7
Chemicals	4.3
Food & Staples Retailing	4.2
Internet Software & Services	3.7
Pharmaceuticals	3.7
Biotechnology	3.6
Diversified Telecommunication Services	3.3
Commercial Banks	3.1
Diversified Financial Services	2.9
Hotels, Restaurants & Leisure	2.9
Capital Markets	2.8
Machinery	2.5
Beverages	2.3
Food Products	2.3
Household Durables	2.3
Aerospace & Defense	2.2
Energy Equipment & Services	2.2
Commercial Services & Supplies	2.1
Health Care Equipment & Supplies	2.0
Communications Equipment	1.8
Semiconductors & Semiconductor Equipment	1.8
Industrial Conglomerates	1.5
Multiline Retail	1.5
Wireless Telecommunication Services	1.4
Auto Components	1.3
Building Products	1.2

Exchange Traded Funds	1.2%
Real Estate Investment Trusts	1.2
Consumer Finance	1.1
Road & Rail	1.1
Tobacco	1.1
Airlines	1.0
Metals & Mining	1.0
Household Products	0.8
Independent Power Producers & Energy Traders	0.8
Internet & Catalog Retail	0.8
Textiles, Apparel & Luxury Goods	0.8
Construction & Engineering	0.7
Air Freight & Logistics	0.6
Electrical Equipment	0.6
Electronic Equipment & Instruments	0.6
Life Sciences Tools & Services	0.6
Paper & Forest Products	0.5
Professional Services	0.5
Personal Products	0.4
Automobiles	0.3
Diversified Consumer Services	0.3
Trading Companies & Distributors	0.2
Containers & Packaging	0.1
Electric Utilities	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Leisure Equipment & Products	0.1
Multi-Utilities	0.0	‡
Thrifts & Mortgage Finance	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	0.1
Investments Sold Short	–33.6

	100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

8	MainStay 130/30 Core Fund

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Apple, Inc.

2.	ExxonMobil Corp.

3.	Microsoft Corp.

4.	Chevron Corp.

5.	International Business Machines Corp.
6.	AT&T, Inc.

7.	Google, Inc. Class A

8.	JPMorgan Chase & Co.

9.	Verizon Communications, Inc.

10.	Wal-Mart Stores, Inc.

Top Five Short Positions as of October 31, 2012

1.	Sealed Air Corp.
2.	CarMax, Inc.
3.	Cheniere Energy, Inc.
4.	Joy Global, Inc.
5.	Hillshire Brands Co.

mainstayinvestments.com	9

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Harvey J. Fram, CFA, and Mona Patni of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay 130/30 Core Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay 130/30 Core Fund returned 14.31% for Investor Class shares, 14.54% for Class A shares and 13.42% for Class C shares for the 12 months ended October 31, 2012. Over the same period, the Fund’s Class I shares returned 14.76%. All share classes outperformed the 12.42% return of the average Lipper1 extended U.S. large-cap core fund for the 12 months ended October 31, 2012. All share classes underperformed the 14.97% return of the Russell 1000® Index2 for the 12 months ended October 31, 2012. The Russell 1000® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Russell 1000® Index because of fees and expenses. Even so, the Fund’s performance was helped by strong security selection, particularly among short positions. Eight of the Fund’s top ten individual stock contributors were from short positions.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The materials, consumer discretionary and information technology sectors made the strongest sector contributions to the Fund’s performance relative to the Russell 1000® Index. (Contributions take weightings and total returns into account.) In the materials sector, a short position in rare earth mining company Molycorp benefited the Fund’s relative performance, as the company’s stock fell dramatically during the reporting period. In the consumer discretionary sector, a short position in Decker’s Outdoor helped relative performance as the company’s primary product, UGG boots, fell out of favor. In the information technology sector, the Fund’s short position in semiconductor company Atmel helped relative performance.

Health care, industrials and consumer staples were the most substantial sector detractors from the Fund’s relative performance. In the health care sector, a short position in Regeneron Pharmaceuticals detracted as its stock price more than doubled because of strong sales of its macular regeneration drug. In the industrials sector, an overweight position in airline stocks hurt the Fund’s relative performance as the industry lagged the

Russell 1000® Index. In consumer staples, overweight positions in stocks such as Tyson Foods hurt relative results as rising grain costs took a toll on earnings.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest contributions to absolute performance came from computers & peripherals company Apple, integrated oil company Exxon-Mobil and commercial bank Wells Fargo. The Fund held overweight positions in all three stocks, and each outperformed the Russell 1000® Index. Apple benefited from strong sales of its new versions of the iPhone and iPad. Both Wells Fargo and Exxon-Mobil have increased their earnings more than 18% for the four most recent quarters.

The most substantial negative contributions came from chip maker Advanced Micro Devices, homebuilder Lennar and biotechnology company Regeneron Pharmaceuticals. The Fund held an overweight position in Advanced Micro Devices that fell dramatically. Although the Fund held short positions in Lennar and Regeneron Pharmaceuticals, both stocks rose dramatically during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

Among the Fund’s purchases during the reporting period were shares of retailer Wal-Mart Stores and homebuilder PulteGroup. In the case of Wal-Mart Stores, the Fund moved from an underweight position to an overweight position, while PulteGroup moved from a short position to an overweight long position as we saw evidence of a housing recovery.

Among the stocks sold by the Fund during the reporting period were computers & peripherals company Hewlett-Packard and machinery maker Caterpillar. Hewlett-Packard was facing competitive pressure from tablet computers. Caterpillar was under pressure from global economic weakness.

How did the Fund’s sector weightings change during the reporting period?

The sectors that saw the most substantial weighting increases relative to the Russell 1000® Index were telecommunication services and consumer discretionary. During the reporting period, the largest sector reduction was in energy. The Fund’s exposure to information technology decreased modestly.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 1000® Index.

10	MainStay 130/30 Core Fund

How was the Fund positioned at the end of October 2012?

As of October 31, 2012, the Fund’s most substantially overweight sectors relative to the Russell 1000® Index were consumer discretionary and health care. As of the same date, the Fund’s most substantially underweight sectors relative to the Index were utilities and energy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments††† October 31, 2012

	Shares	Value

Common Stocks 132.3%†
Aerospace & Defense 2.2%
Alliant Techsystems, Inc.	5,126	$293,669
Engility Holdings, Inc. (a)	47,577	903,963
Honeywell International, Inc.	113	6,920
Huntington Ingalls Industries, Inc. (a)	51,852	2,197,488
Northrop Grumman Corp.	6,988	480,006
Textron, Inc. (b)	82,131	2,070,522
United Technologies Corp.	51,971	4,062,053

		10,014,621

Air Freight & Logistics 0.6%
FedEx Corp. (b)	14,586	1,341,766
United Parcel Service, Inc. Class B	16,129	1,181,449

		2,523,215

Airlines 1.0%
Delta Air Lines, Inc. (a)(b)	29,845	287,408
Southwest Airlines Co.	221,537	1,953,956
United Continental Holdings, Inc. (a)(b)	119,024	2,286,451

		4,527,815

Auto Components 1.3%
Delphi Automotive PLC (a)	72,590	2,282,230
Goodyear Tire & Rubber Co. (The) (a)	193,682	2,209,912
Lear Corp.	2,975	126,735
TRW Automotive Holdings Corp. (a)	32,591	1,515,807

		6,134,684

Automobiles 0.3%
General Motors Co. (a)	7,328	186,864
Thor Industries, Inc.	30,684	1,166,913

		1,353,777

Beverages 2.3%
Coca-Cola Co. (The) (b)	127,189	4,728,887
Constellation Brands, Inc. Class A (a)(b)	72,550	2,563,917
PepsiCo., Inc. (b)	50,508	3,497,174

		10,789,978

Biotechnology 3.6%
Amgen, Inc. (b)	39,922	3,455,049
Biogen Idec, Inc. (a)	1,785	246,723
Celgene Corp. (a)(b)	29,129	2,135,738
Gilead Sciences, Inc. (a)(b)	54,787	3,679,495
Myriad Genetics, Inc. (a)	78,268	2,048,274
Onyx Pharmaceuticals, Inc. (a)	18,423	1,443,626
United Therapeutics Corp. (a)(b)	34,613	1,580,776
Vertex Pharmaceuticals, Inc. (a)	40,306	1,944,361

		16,534,042

	Shares	Value

Building Products 1.2%
Armstrong World Industries, Inc.	4,928	$255,270
Fortune Brands Home & Security, Inc. (a)(b)	44,493	1,265,381
Lennox International, Inc. (b)	44,630	2,233,731
Masco Corp. (b)	123,173	1,858,681

		5,613,063

Capital Markets 2.8%
American Capital Ltd. (a)	103,635	1,221,857
Bank of New York Mellon Corp. (The)	86,261	2,131,509
BlackRock, Inc.	783	148,519
Charles Schwab Corp. (The) (b)	117,673	1,597,999
Janus Capital Group, Inc.	234,427	1,992,630
Legg Mason, Inc. (b)	12,952	330,017
Northern Trust Corp.	30,207	1,443,290
State Street Corp.	42,333	1,886,782
Waddell & Reed Financial, Inc. Class A	64,412	2,146,852

		12,899,455

Chemicals 4.3%
CF Industries Holdings, Inc.	7,509	1,540,772
Eastman Chemical Co. (b)	45,741	2,709,697
Huntsman Corp. (b)	150,774	2,267,641
LyondellBasell Industries, N.V., Class A	54,544	2,912,104
Monsanto Co.	5,965	513,407
Mosaic Co. (The) (b)	13,646	714,232
NewMarket Corp.	4,127	1,119,696
PPG Industries, Inc. (b)	23,371	2,736,277
Valspar Corp. (The)	13,725	769,012
W.R. Grace & Co. (a)	39,858	2,557,289
Westlake Chemical Corp.	28,903	2,198,362

		20,038,489

Commercial Banks 3.1%
CapitalSource, Inc.	279,263	2,208,970
Comerica, Inc. (b)	22,293	664,554
Fifth Third Bancorp (b)	29,587	429,899
KeyCorp	293,177	2,468,550
PNC Financial Services Group, Inc. (b)	14,457	841,253
Popular, Inc. (a)	24,621	475,924
Regions Financial Corp.	9,842	64,170
Signature Bank (a)	6,810	485,145
SunTrust Banks, Inc.	86,471	2,352,011
SVB Financial Group (a)	19,710	1,115,389
Wells Fargo & Co.	88,710	2,988,640

		14,094,505

Commercial Services & Supplies 2.1%
ADT Corp. (The) (a)	31,646	1,313,625
Avery Dennison Corp.	71,829	2,325,823
Clean Harbors, Inc. (a)	105	6,127

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

12	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Commercial Services & Supplies (continued)
Corrections Corporation of America	18,021	$606,407
Covanta Holding Corp.	9,621	174,910
Iron Mountain, Inc.	53,301	1,844,215
Pitney Bowes, Inc.	118,880	1,707,117
R.R. Donnelley & Sons Co. (b)	36,521	365,940
Tyco International, Ltd.	50,606	1,359,783

		9,703,947

Communications Equipment 1.8%
Acme Packet, Inc. (a)	20,390	337,251
Brocade Communications Systems, Inc. (a)	193,333	1,024,665
Cisco Systems, Inc. (b)	201,994	3,462,177
EchoStar Corp. Class A (a)	19,619	623,099
Harris Corp.	40,372	1,848,230
QUALCOMM, Inc. (b)	17,528	1,026,703

		8,322,125

Computers & Peripherals 5.8%
♦ Apple, Inc. (b)	33,090	19,691,859
Dell, Inc. (b)	67,048	618,853
Diebold, Inc.	10,785	320,854
EMC Corp. (a)(b)	155,106	3,787,689
NetApp, Inc. (a)	48,438	1,302,982
Western Digital Corp.	34,065	1,166,045

		26,888,282

Construction & Engineering 0.7%
AECOM Technology Corp. (a)	65,248	1,400,875
Chicago Bridge & Iron Co. N.V. (b)	40,755	1,530,350
Shaw Group, Inc. (The) (a)	4,372	191,450

		3,122,675

Consumer Finance 1.1%
American Express Co. (b)	44,424	2,486,411
Discover Financial Services (b)	66,385	2,721,785

		5,208,196

Containers & Packaging 0.1%
Greif, Inc. Class A	14,367	602,839

Diversified Consumer Services 0.3%
Apollo Group, Inc. Class A (a)	3,317	66,605
H&R Block, Inc.	69,761	1,234,770

		1,301,375

Diversified Financial Services 2.9%
Bank of America Corp.	592,053	5,517,934
Citigroup, Inc.	26,757	1,000,444
Interactive Brokers Group, Inc. Class A	1,892	26,961
♦JPMorgan Chase & Co. (b)	161,824	6,744,825

		13,290,164

	Shares	Value

Diversified Telecommunication Services 3.3%
♦AT&T, Inc. (b)	235,569	$8,148,332
Frontier Communications Corp.	147,244	694,991
tw telecom, Inc. (a)	10,440	265,907
♦Verizon Communications, Inc. (b)	141,294	6,307,364

		15,416,594

Electric Utilities 0.1%
Exelon Corp.	6,610	236,506
Southern Co. (The)	1,306	61,173

		297,679

Electrical Equipment 0.6%
Cooper Industries PLC	5,029	376,873
Emerson Electric Co.	3,872	187,521
General Cable Corp. (a)	71,038	2,026,714

		2,591,108

Electronic Equipment & Instruments 0.6%
Itron, Inc. (a)(b)	40,948	1,681,325
Jabil Circuit, Inc.	52,426	909,067
Tech Data Corp. (a)(b)	2,754	122,029
Vishay Intertechnology, Inc. (a)	617	5,109

		2,717,530

Energy Equipment & Services 2.2%
Diamond Offshore Drilling, Inc.	35,457	2,455,043
Halliburton Co. (b)	41,423	1,337,549
Helmerich & Payne, Inc. (b)	50,400	2,409,120
McDermott International, Inc. (a)	64,878	694,843
RPC, Inc. (b)	141,627	1,623,045
Schlumberger, Ltd.	11,092	771,227
Superior Energy Services, Inc. (a)(b)	42,117	856,239
Unit Corp. (a)	4,484	180,929

		10,327,995

Food & Staples Retailing 4.2%
Costco Wholesale Corp. (b)	35,978	3,541,315
CVS Caremark Corp. (b)	87,919	4,079,442
Kroger Co. (The) (b)	95,968	2,420,313
♦Wal-Mart Stores, Inc. (b)	82,960	6,223,659
Walgreen Co.	91,811	3,234,501

		19,499,230

Food Products 2.3%
Archer-Daniels-Midland Co. (b)	50,124	1,345,328
Dean Foods Co. (a)(b)	138,918	2,339,379
Ingredion, Inc.	10,812	664,505
Mondelez International, Inc. Class A	64,541	1,712,918
Smithfield Foods, Inc. (a)	118,842	2,432,696
Tyson Foods, Inc. Class A	121,534	2,042,987

		10,537,813

Gas Utilities 0.1%
ONEOK, Inc. (b)	11,388	538,652

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies 2.0%
Boston Scientific Corp. (a)	463,717	$2,383,505
Hill-Rom Holdings, Inc. (b)	73,039	2,051,666
Hologic, Inc. (a)	70,441	1,452,493
ResMed, Inc. (b)	61,935	2,473,684
Zimmer Holdings, Inc.	14,653	940,869

		9,302,217

Health Care Providers & Services 4.7%
Aetna, Inc. (b)	46,779	2,044,242
AMERIGROUP Corp. (a)	1,521	138,928
AmerisourceBergen Corp. (b)	14,811	584,146
Community Health Systems, Inc. (a)	75,827	2,079,176
Coventry Health Care, Inc.	5,313	231,859
Express Scripts Holding Co. (a)	29,970	1,844,354
HCA Holdings, Inc. (b)	77,488	2,201,434
Health Management Associates, Inc. Class A (a)	179,281	1,308,751
Health Net, Inc. (a)	28,578	614,999
Humana, Inc.	19,887	1,477,007
McKesson Corp. (b)	22,096	2,061,778
Omnicare, Inc. (b)	70,934	2,449,351
Tenet Healthcare Corp. (a)	12,576	296,794
UnitedHealth Group, Inc. (b)	43,973	2,462,488
Universal Health Services, Inc. Class B	14,571	603,094
WellPoint, Inc.	20,093	1,231,299

		21,629,700

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc. (a)	16,374	211,552

Hotels, Restaurants & Leisure 2.9%
Brinker International, Inc. (b)	65,086	2,004,649
Darden Restaurants, Inc.	3,924	206,481
Marriott International, Inc. (b)	41,704	1,521,362
McDonald’s Corp. (b)	6,917	600,395
MGM Resorts International (a)(b)	61,344	632,457
Royal Caribbean Cruises, Ltd.	19,523	657,339
Starwood Hotels & Resorts Worldwide, Inc.	47,388	2,457,068
Wyndham Worldwide Corp. (b)	48,247	2,431,649
Wynn Resorts, Ltd.	22,452	2,718,039

		13,229,439

Household Durables 2.3%
Garmin, Ltd.	13,931	529,239
Jarden Corp.	46,507	2,316,049
Leggett & Platt, Inc.	97,161	2,577,681
PulteGroup, Inc. (a)	154,057	2,671,348
Tempur-Pedic International, Inc. (a)	68,726	1,817,116
Tupperware Brands Corp.	3,937	232,677
Whirlpool Corp.	7,002	683,955

		10,828,065

	Shares	Value

Household Products 0.8%
Procter & Gamble Co. (The) (b)	53,334	$3,692,846

Independent Power Producers & Energy Traders 0.8%
AES Corp. (The) (b)	181,454	1,896,195
NRG Energy, Inc.	89,811	1,936,325

		3,832,520

Industrial Conglomerates 1.5%
3M Co.	15,304	1,340,630
Carlisle Cos., Inc.	11,148	619,271
General Electric Co. (b)	234,841	4,945,752

		6,905,653

Insurance 6.7%
Aflac, Inc. (b)	56,323	2,803,759
Alleghany Corp. (a)	1,681	584,316
Allied World Assurance Co. Holdings, Ltd.	25,134	2,018,260
Allstate Corp. (The)	35,772	1,430,165
American International Group, Inc. (a)(b)	87,154	3,044,289
American National Insurance Co.	717	52,384
Arch Capital Group, Ltd. (a)	1,246	55,011
Assurant, Inc.	5,129	193,927
Assured Guaranty, Ltd.	151,692	2,107,002
Axis Capital Holdings, Ltd.	38,178	1,382,807
Berkshire Hathaway, Inc. Class B (a)(b)	30,136	2,602,244
Everest Re Group, Ltd.	4,834	536,816
Hartford Financial Services Group, Inc. (The)	90,002	1,953,943
MetLife, Inc. (b)	62,181	2,206,804
PartnerRe, Ltd.	2,444	197,964
Principal Financial Group, Inc. (b)	42,890	1,181,191
Prudential Financial, Inc. (b)	55,728	3,179,282
Reinsurance Group of America, Inc.	4,291	227,080
StanCorp Financial Group, Inc.	44,686	1,534,964
Travelers Cos., Inc. (The) (b)	31,609	2,242,342
Validus Holdings, Ltd.	42,451	1,519,746

		31,054,296

Internet & Catalog Retail 0.8%
Amazon.com, Inc. (a)	2,110	491,250
Expedia, Inc.	23,961	1,417,293
Groupon, Inc. (a)	51,586	212,534
Liberty Interactive Corp. Class A (a)	75,626	1,512,520
Liberty Ventures (a)	116	6,602

		3,640,199

Internet Software & Services 3.7%
Akamai Technologies, Inc. (a)	65,559	2,490,586
AOL, Inc. (a)(b)	35,981	1,235,228
Equinix, Inc. (a)(b)	13,339	2,406,489
♦Google, Inc. Class A (a)(b)	11,382	7,737,142
IAC / InterActiveCorp	41,314	1,997,532
VeriSign, Inc. (a)	21,442	794,855
Yahoo!, Inc. (a)	28,387	477,186

		17,139,018

14	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
IT Services 5.4%
Accenture PLC Class A	55,041	$3,710,314
Alliance Data Systems Corp. (a)(b)	13,108	1,875,099
Booz Allen Hamilton Holding Corp. (b)	50,600	677,028
Broadridge Financial Solutions, Inc.	7,716	177,082
Computer Sciences Corp.	40,950	1,246,928
CoreLogic, Inc. (a)	72,750	1,731,450
DST Systems, Inc.	4,455	254,113
Gartner, Inc. (a)	2,112	98,018
♦International Business Machines Corp. (b)	45,323	8,816,683
Lender Processing Services, Inc.	38,892	937,686
MasterCard, Inc. Class A	3,652	1,683,316
NeuStar, Inc. Class A (a)(b)	50,212	1,837,257
Teradata Corp. (a)	1,967	134,366
Total System Services, Inc. (b)	50,139	1,127,626
Western Union Co. (The)	40,338	512,293

		24,819,259

Leisure Equipment & Products 0.1%
Polaris Industries, Inc. (b)	3,575	302,088

Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc. (b)	59,896	2,155,657
Charles River Laboratories International, Inc. (a)(b)	661	24,668
Covance, Inc. (a)(b)	129	6,284
Illumina, Inc. (a)	14,167	673,074

		2,859,683

Machinery 2.5%
Cummins, Inc. (b)	28,872	2,701,842
Gardner Denver, Inc.	18,709	1,297,095
Ingersoll-Rand PLC	56,422	2,653,526
ITT Corp. (b)	32,801	682,261
Parker Hannifin Corp. (b)	839	65,996
Pentair, Ltd.	6,609	279,164
Terex Corp. (a)	71,281	1,607,386
Timken Co.	3,635	143,546
Toro Co. (The)	32,526	1,373,248
WABCO Holdings, Inc. (a)	10,961	641,986

		11,446,050

Media 6.7%
Cablevision Systems Corp. Class A	69,447	1,209,767
Charter Communications, Inc. Class A (a)(b)	31,138	2,410,393
Cinemark Holdings, Inc.	92,290	2,278,640
Comcast Corp. Class A (b)	82,446	3,092,549
DIRECTV (a)	64,404	3,291,688
Gannett Co., Inc. (b)	139,286	2,353,933
Interpublic Group of Cos., Inc. (The) (b)	221,543	2,237,584
Lamar Advertising Co. Class A (a)	12,170	477,672
Madison Square Garden Co. Class A (a)	6,730	277,007

	Shares	Value

Media (continued)
McGraw-Hill Cos., Inc. (The) (b)	4,563	$252,243
News Corp. Class A	79,836	1,909,677
Omnicom Group, Inc. (b)	10,245	490,838
Regal Entertainment Group Class A (b)	144,816	2,224,374
Time Warner Cable, Inc.	23,726	2,351,484
Viacom, Inc. Class B	47,758	2,448,553
Virgin Media, Inc.	83,472	2,732,873
Walt Disney Co. (The) (b)	11,425	560,625
Washington Post Co. Class B	872	290,821

		30,890,721

Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold, Inc. (b)	40,334	1,568,186
Newmont Mining Corp.	11,409	622,361
Steel Dynamics, Inc. (b)	144,431	1,827,052
United States Steel Corp.	35,771	729,371

		4,746,970

Multi-Utilities 0.0%‡
Public Service Enterprise Group, Inc.	674	21,595

Multiline Retail 1.5%
Big Lots, Inc. (a)	12,412	361,562
Dillard’s, Inc. Class A	28,406	2,187,262
Kohl’s Corp.	32,722	1,743,428
Macy’s, Inc.	72,761	2,770,011

		7,062,263

Oil, Gas & Consumable Fuels 11.3%
Apache Corp. (b)	22,203	1,837,298
♦Chevron Corp. (b)	80,478	8,869,480
ConocoPhillips (b)	63,941	3,698,987
EOG Resources, Inc.	7,102	827,312
EXCO Resources, Inc.	35,144	284,666
♦ExxonMobil Corp. (b)	169,283	15,433,531
HollyFrontier Corp. (b)	65,882	2,545,022
Marathon Oil Corp. (b)	89,122	2,679,007
Marathon Petroleum Corp. (b)	54,058	2,969,406
Murphy Oil Corp. (b)	32,128	1,927,680
Occidental Petroleum Corp. (b)	43,265	3,416,205
Phillips 66	53,000	2,499,480
Tesoro Corp. (b)	55,266	2,084,081
Valero Energy Corp. (b)	94,652	2,754,373
WPX Energy, Inc. (a)	36,455	617,548

		52,444,076

Paper & Forest Products 0.5%
Domtar Corp. (b)	27,545	2,196,714
International Paper Co. (b)	5,978	214,192

		2,410,906

Personal Products 0.4%
Herbalife, Ltd.	14,875	763,832
Nu Skin Enterprises, Inc. Class A	27,234	1,288,985

		2,052,817

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Pharmaceuticals 3.7%
Abbott Laboratories (b)	16,556	$1,084,749
Eli Lilly & Co. (b)	22,561	1,097,141
Endo Health Solutions, Inc. (a)	67,852	1,944,638
Forest Laboratories, Inc. (a)	36,384	1,226,505
Johnson & Johnson (b)	53,650	3,799,493
Merck & Co., Inc. (b)	45,859	2,092,546
Pfizer, Inc. (b)	158,894	3,951,694
Warner Chilcott PLC Class A	167,362	1,938,052

		17,134,818

Professional Services 0.5%
Robert Half International, Inc. (b)	91,744	2,466,996

Real Estate Investment Trusts 1.2%
American Tower Corp.	16,551	1,246,125
CBL & Associates Properties, Inc.	94,630	2,116,873
Chimera Investment Corp.	379,056	1,012,079
Hospitality Properties Trust	18,210	421,015
Public Storage (b)	5,568	771,892

		5,567,984

Road & Rail 1.1%
Con-way, Inc. (b)	33,344	970,644
Union Pacific Corp.	32,684	4,021,112

		4,991,756

Semiconductors & Semiconductor Equipment 1.8%
Cypress Semiconductor Corp. (a)(b)	106,328	1,053,710
Intel Corp. (b)	192,841	4,170,187
Marvell Technology Group, Ltd.	25,356	200,059
Micron Technology, Inc. (a)	206,206	1,118,668
NVIDIA Corp. (a)(b)	166,299	1,990,599

		8,533,223

Software 6.8%
Activision Blizzard, Inc.	150,127	1,634,883
Autodesk, Inc. (a)(b)	43,474	1,384,212
BMC Software, Inc. (a)(b)	59,636	2,427,185
CA, Inc. (b)	99,596	2,242,902
Cadence Design Systems, Inc. (a)(b)	108,167	1,369,394
Compuware Corp. (a)(b)	36,785	318,558
♦Microsoft Corp. (b)	315,754	9,010,040
Oracle Corp. (b)	194,049	6,025,222
Rovi Corp. (a)	66,668	902,018
Symantec Corp. (a)	148,166	2,695,140
Synopsys, Inc. (a)(b)	74,993	2,414,775
Zynga, Inc. Class A (a)	478,109	1,075,745

		31,500,074

Specialty Retail 6.5%
Advance Auto Parts, Inc. (b)	6,523	462,742
American Eagle Outfitters, Inc.	112,610	2,350,171

	Shares	Value

Specialty Retail (continued)
Ascena Retail Group, Inc. (a)	78,981	$1,563,824
Bed Bath & Beyond, Inc. (a)	23,537	1,357,614
Best Buy Co., Inc. (b)	76,838	1,168,706
Chico’s FAS, Inc. (b)	130,376	2,424,994
DSW, Inc. Class A (b)	4,434	277,524
Foot Locker, Inc. (b)	70,314	2,355,519
GameStop Corp. Class A	63,384	1,447,057
Gap, Inc. (The)	41,880	1,495,954
Guess?, Inc.	4,552	112,799
Home Depot, Inc. (The)	56,177	3,448,144
Lowe’s Cos., Inc.	113,014	3,659,393
O’Reilly Automotive, Inc. (a)(b)	27,731	2,375,992
PetSmart, Inc.	37,442	2,485,774
Ross Stores, Inc.	4,356	265,498
Sears Hometown And Outlet Stores, Inc. (a)	2,556	93,294
TJX Cos., Inc.	66,837	2,782,424
Williams-Sonoma, Inc.	1,888	87,282

		30,214,705

Textiles, Apparel & Luxury Goods 0.8%
Carter’s, Inc. (a)	39,449	2,132,613
Coach, Inc. (b)	562	31,500
Hanesbrands, Inc. (a)	19,186	642,156
PVH Corp.	6,488	713,615
Ralph Lauren Corp.	58	8,914

		3,528,798

Thrifts & Mortgage Finance 0.0%‡
Hudson City Bancorp, Inc.	16,631	141,114
Washington Federal, Inc.	674	11,310

		152,424

Tobacco 1.1%
Altria Group, Inc.	545	17,331
Lorillard, Inc.	1,612	187,008
Philip Morris International, Inc. (b)	55,622	4,925,884

		5,130,223

Trading Companies & Distributors 0.2%
United Rentals, Inc. (a)	9,593	390,051
WESCO International, Inc. (a)	5,301	343,929

		733,980

Wireless Telecommunication Services 1.4%
MetroPCS Communications, Inc. (a)	191,704	1,957,298
Sprint Nextel Corp. (a)	409,675	2,269,600
Telephone & Data Systems, Inc.	85,904	2,136,432
United States Cellular Corp. (a)	1,453	53,746

		6,417,076

Total Common Stocks (Cost $557,882,193)		611,783,838

16	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Exchange Traded Fund 1.2% (c)
S&P 500 Index—SPDR Trust Series 1	38,751	$5,470,866

Total Exchange Traded Fund (Cost $5,556,408)		5,470,866

	Number of Warrants

Warrants 0.0%‡
Oil, Gas & Consumable Fuels 0.0%‡
Kinder Morgan, Inc. Strike Price $40.00 Expires 2/15/17 (a)	11,648	44,845

Total Warrants (Cost $22,208)		44,845

	Principal Amount
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $83,118 (Collateralized by a Federal National Mortgage Association security with a rate of 5.00% and a maturity date of 3/15/16, with a Principal Amount of $75,000 and a Market Value of $86,596)	$83,118	83,118

Total Short-Term Investment (Cost $83,118)		83,118

Total Investments, Before Investments Sold Short (Cost $563,543,927) (d)	133.5%	617,382,667

	Shares
Investments Sold Short (33.6%) Common Stocks Sold Short (33.6%)
Aerospace & Defense (0.4%)
Exelis, Inc.	(169,311)	(1,872,580)

Auto Components (1.1%)
Allison Transmission Holdings, Inc.	(29,470)	(594,999)
Gentex Corp.	(101,718)	(1,751,584)
Johnson Controls, Inc.	(62,971)	(1,621,503)
Visteon Corp. (a)	(29,948)	(1,320,707)

		(5,288,793)

	Shares	Value

Automobiles (0.4%)
Tesla Motors, Inc. (a)	(58,465)	$(1,644,620)

Beverages (0.4%)
Monster Beverage Corp. (a)	(39,360)	(1,758,211)

Capital Markets (0.3%)
E*TRADE Financial Corp. (a)	(65,139)	(544,562)
Morgan Stanley	(52,011)	(903,951)

		(1,448,513)

Chemicals (0.2%)
Kronos Worldwide, Inc.	(75,089)	(1,002,438)

Commercial Banks (1.4%)
First Citizens BancShares, Inc. Class A	(394)	(66,487)
First Horizon National Corp.	(183,707)	(1,710,312)
Fulton Financial Corp.	(67,819)	(659,201)
Synovus Financial Corp.	(242,882)	(595,061)
TCF Financial Corp.	(155,847)	(1,782,890)
Valley National Bancorp	(159,269)	(1,551,280)

		(6,365,231)

Communications Equipment (0.4%)
F5 Networks, Inc. (a)	(744)	(61,365)
JDS Uniphase Corp. (a)	(81,254)	(787,351)
Palo Alto Networks, Inc. (a)	(14,798)	(813,594)
Tellabs, Inc.	(1)	(3)

		(1,662,313)

Computers & Peripherals (0.7%)
Fusion-io, Inc. (a)	(33,146)	(782,245)
NCR Corp. (a)	(26,849)	(571,347)
SanDisk Corp. (a)	(45,385)	(1,895,278)

		(3,248,870)

Construction & Engineering (0.4%)
Quanta Services, Inc. (a)	(66,608)	(1,727,145)

Containers & Packaging (0.5%)
Sealed Air Corp.	(140,105)	(2,272,503)

Distributors (0.3%)
LKQ Corp. (a)	(64,086)	(1,338,757)

Diversified Consumer Services (0.4%)
DeVry, Inc.	(27,638)	(725,774)
ITT Educational Services, Inc. (a)	(35,432)	(761,433)
Weight Watchers International, Inc.	(8,151)	(409,588)

		(1,896,795)

Diversified Financial Services (0.2%)
Leucadia National Corp.	(33,839)	(768,145)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Diversified Telecommunication Services (0.4%)
Level 3 Communications, Inc. (a)	(98,713)	$(2,023,617)

Electrical Equipment (0.7%)
GrafTech International, Ltd. (a)	(183,628)	(1,929,930)
Polypore International, Inc. (a)	(38,478)	(1,357,504)

		(3,287,434)

Electronic Equipment & Instruments (1.2%)
Ingram Micro, Inc. Class A (a)	(66,671)	(1,013,399)
IPG Photonics Corp. (a)	(30,432)	(1,615,331)
National Instruments Corp.	(67,030)	(1,579,227)
Trimble Navigation, Ltd. (a)	(25,186)	(1,188,275)

		(5,396,232)

Energy Equipment & Services (1.1%)
Baker Hughes, Inc.	(4,390)	(184,248)
CARBO Ceramics, Inc.	(19,451)	(1,438,402)
FMC Technologies, Inc. (a)	(24,206)	(990,025)
Rowan Cos. PLC Class A (a)	(63,530)	(2,014,536)
SEACOR Holdings, Inc. (a)	(3,950)	(346,455)

		(4,973,666)

Food & Staples Retailing (0.1%)
Fresh Market, Inc. (The) (a)	(9,204)	(521,959)

Food Products (1.3%)
Bunge, Ltd.	(8,398)	(596,510)
Green Mountain Coffee Roasters, Inc. (a)	(70,880)	(1,712,461)
Hillshire Brands Co.	(82,515)	(2,146,215)
Mead Johnson Nutrition Co.	(22,976)	(1,416,700)

		(5,871,886)

Health Care Providers & Services (0.6%)
Brookdale Senior Living, Inc. (a)	(39,638)	(929,907)
Catamaran Corp. (a)	(25,295)	(1,192,912)
Mednax, Inc. (a)	(10,625)	(732,913)

		(2,855,732)

Hotels, Restaurants & Leisure (0.4%)
Chipotle Mexican Grill, Inc. (a)	(4,622)	(1,176,438)
Dunkin’ Brands Group, Inc.	(18,475)	(572,725)

		(1,749,163)

Household Durables (0.7%)
D.R. Horton, Inc.	(8,382)	(175,687)
Lennar Corp. Class A	(36,066)	(1,351,393)
NVR, Inc. (a)	(121)	(109,353)
Toll Brothers, Inc. (a)	(42,729)	(1,410,484)

		(3,046,917)

Independent Power Producers & Energy Traders (0.0%)‡
GenOn Energy, Inc. (a)	(1)	(3)

	Shares	Value

Insurance (1.1%)
Kemper Corp.	(8,700)	$(269,700)
MBIA, Inc. (a)	(166,827)	(1,651,587)
Old Republic International Corp.	(183,167)	(1,809,690)
XL Group PLC	(53,088)	(1,313,397)

		(5,044,374)

Internet & Catalog Retail (0.4%)
HomeAway, Inc. (a)	(7,476)	(192,208)
TripAdvisor, Inc. (a)	(57,475)	(1,740,918)

		(1,933,126)

Internet Software & Services (0.4%)
Facebook, Inc. Class A (a)	(65,164)	(1,375,938)
LinkedIn Corp. Class A (a)	(4,426)	(473,272)

		(1,849,210)

IT Services (0.2%)
Global Payments, Inc.	(10,163)	(434,468)
VeriFone Systems, Inc. (a)	(15,437)	(457,553)

		(892,021)

Life Sciences Tools & Services (0.1%)
QIAGEN N.V. (a)	(15,130)	(264,019)

Machinery (1.6%)
CNH Global N.V. (a)	(11,857)	(531,193)
Colfax Corp. (a)	(51,177)	(1,759,977)
Joy Global, Inc.	(35,235)	(2,200,426)
Manitowoc Co., Inc. (The)	(66,388)	(946,029)
Navistar International Corp. (a)	(1,708)	(32,025)
Nordson Corp.	(1,311)	(77,388)
SPX Corp.	(27,940)	(1,916,405)

		(7,463,443)

Marine (0.4%)
Kirby Corp. (a)	(11,264)	(647,454)
Matson, Inc.	(68,275)	(1,450,844)

		(2,098,298)

Media (1.2%)
DreamWorks Animation SKG, Inc. Class A (a)	(96,149)	(1,958,555)
Liberty Media Corp.—Liberty Capital Class A (a)	(18,219)	(2,034,516)
Pandora Media, Inc. (a)	(193,498)	(1,623,448)

		(5,616,519)

Metals & Mining (2.2%)
Allied Nevada Gold Corp. (a)	(57,506)	(2,123,122)
Carpenter Technology Corp.	(31,971)	(1,554,110)
Compass Minerals International, Inc.	(6,170)	(486,505)
Molycorp, Inc. (a)	(128,963)	(1,341,215)
Royal Gold, Inc.	(23,628)	(2,081,154)
Tahoe Resources, Inc. (a)	(36,115)	(738,191)
Titanium Metals Corp.	(143,988)	(1,686,099)

		(10,010,396)

18	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Multiline Retail (0.8%)
Family Dollar Stores, Inc.	(15,759)	$(1,039,464)
J.C. Penney Co., Inc.	(83,465)	(2,003,995)
Sears Holdings Corp. (a)	(7,981)	(500,169)

		(3,543,628)

Office Electronics (0.0%)‡
Zebra Technologies Corp. Class A (a)	(4,421)	(158,847)

Oil, Gas & Consumable Fuels (4.1%)
Alpha Natural Resources, Inc. (a)	(15,777)	(135,209)
Cabot Oil & Gas Corp.	(45,404)	(2,133,080)
Cheniere Energy, Inc. (a)	(137,836)	(2,217,781)
Cobalt International Energy, Inc. (a)	(100,150)	(2,084,121)
CONSOL Energy, Inc.	(52,484)	(1,845,337)
EQT Corp.	(13,285)	(805,470)
Golar LNG, Ltd.	(45,442)	(1,773,601)
Kosmos Energy, Ltd. (a)	(4,315)	(49,105)
Laredo Petroleum Holdings, Inc. (a)	(32,243)	(654,210)
Range Resources Corp.	(28,635)	(1,871,584)
SandRidge Energy, Inc. (a)	(241,598)	(1,502,740)
Teekay Corp.	(57,847)	(1,770,697)
Ultra Petroleum Corp. (a)	(25,116)	(572,896)
World Fuel Services Corp.	(49,773)	(1,727,123)

		(19,142,954)

Personal Products (0.2%)
Avon Products, Inc.	(62,492)	(968,001)

Professional Services (0.0%)‡
Manpower, Inc.	(1,842)	(69,885)

Real Estate Management & Development (0.5%)
Alexander & Baldwin, Inc. (a)	(41,208)	(1,192,148)
Forest City Enterprises, Inc. Class A (a)	(15,124)	(242,740)
Howard Hughes Corp. (The) (a)	(3,498)	(244,860)
St. Joe Co. (The) (a)	(25,954)	(513,889)

		(2,193,637)

Semiconductors & Semiconductor Equipment (0.5%)
Advanced Micro Devices, Inc. (a)	(157,929)	(323,754)
Atmel Corp. (a)	(137,896)	(643,285)
Freescale Semiconductor, Ltd. (a)	(97,483)	(871,498)
LSI Corp. (a)	(35,149)	(240,771)
Silicon Laboratories, Inc. (a)	(7,970)	(322,147)
Skyworks Solutions, Inc. (a)	(1,790)	(41,886)

		(2,443,341)

Software (2.2%)
ANSYS, Inc. (a)	(3,371)	(238,937)
Concur Technologies, Inc. (a)	(31,187)	(2,065,515)
Fortinet, Inc. (a)	(68,347)	(1,323,881)

	Shares	Value

Software (continued)
Informatica Corp. (a)	(70,436)	$(1,911,633)
MICROS Systems, Inc. (a)	(1,303)	(59,143)
NetSuite, Inc. (a)	(29,632)	(1,881,928)
Salesforce.com, Inc. (a)	(1,023)	(149,338)
ServiceNow, Inc. (a)	(27,695)	(848,852)
SolarWinds, Inc. (a)	(7,138)	(361,112)
Splunk, Inc. (a)	(54,328)	(1,523,900)

		(10,364,239)

Specialty Retail (2.3%)
AutoNation, Inc. (a)	(2,426)	(107,714)
CarMax, Inc. (a)	(66,598)	(2,247,683)
GNC Holdings, Inc. Class A	(45,703)	(1,767,335)
Signet Jewelers, Ltd.	(5,920)	(306,419)
Tiffany & Co.	(32,868)	(2,077,915)
Tractor Supply Co.	(21,779)	(2,096,011)
Ulta Salon Cosmetics & Fragrance, Inc.	(21,972)	(2,026,258)

		(10,629,335)

Textiles, Apparel & Luxury Goods (1.0%)
Deckers Outdoor Corp. (a)	(26,802)	(767,341)
Michael Kors Holdings, Ltd. (a)	(32,558)	(1,780,597)
Under Armour, Inc. Class A (a)	(39,257)	(2,051,571)

		(4,599,509)

Thrifts & Mortgage Finance (0.3%)
TFS Financial Corp. (a)	(175,718)	(1,572,676)

Trading Companies & Distributors (0.3%)
Air Lease Corp. (a)	(31,163)	(648,813)
MRC Global, Inc. (a)	(23,915)	(584,722)

		(1,233,535)

Wireless Telecommunication Services (0.2%)
Clearwire Corp. Class A (a)	(551,448)	(1,102,896)

Total Investments Sold Short (Proceeds $155,995,527)	(33.6)%	(155,215,412)

Total Investments, Net of Investments Sold Short (Cost $407,548,400)	99.9	462,167,255
Other Assets, Less Liabilities	0.1	300,384
Net Assets	100.0%	$462,467,639

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(J)).

(c)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments††† October 31, 2012 (continued)

(d)	As of October 31, 2012, cost is $570,254,452 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$58,968,066
Gross unrealized depreciation	(11,839,851)

Net unrealized appreciation	$47,128,215

The following abbreviation is used in the above portfolio:

SPDR — Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$611,783,838	$—	$—	$611,783,838
Exchange Traded Fund	5,470,866	—	—	5,470,866
Warrants	44,845	—	—	44,845
Short-Term Investment
Repurchase Agreement	—	83,118	—	83,118

Total Investments in Securities	$617,299,549	$83,118	$—	$617,382,667

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(155,215,412)	$—	$—	$(155,215,412)

Total Investments in Securities Sold Short	$(155,215,412)	$—	$—	$(155,215,412)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

20	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities before investments sold short, at value (identified cost $563,543,927)	$617,382,667
Cash	1,001
Receivables:
Dividends and interest	1,025,472
Fund shares sold	991,359
Investment securities sold	37,150
Other assets	19,226

Total assets	619,456,875

Liabilities
Investments sold short (proceeds $155,995,527)	155,215,412
Payables:
Investment securities purchased	898,732
Manager (See Note 3)	406,736
Broker fees and charges on short sales	368,310
Dividends on investments sold short	51,248
Professional fees	18,911
Shareholder communication	10,116
Custodian	9,795
Transfer agent (See Note 3)	3,129
Trustees	1,535
NYLIFE Distributors (See Note 3)	561
Accrued expenses	4,751

Total liabilities	156,989,236

Net assets	$462,467,639

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$55,583
Additional paid-in capital	386,092,958

386,148,541
Undistributed net investment income	1,849,093
Accumulated net realized gain (loss) on investments and investments sold short	19,851,150
Net unrealized appreciation (depreciation) on investments	53,838,740
Net unrealized appreciation (depreciation) on investments sold short	780,115

Net assets	$462,467,639

Investor Class
Net assets applicable to outstanding shares	$150,893

Shares of beneficial interest outstanding	18,286

Net asset value per share outstanding	$8.25
Maximum sales charge (5.50% of offering price)	0.48

Maximum offering price per share outstanding	$8.73

Class A
Net assets applicable to outstanding shares	$500,096

Shares of beneficial interest outstanding	60,343

Net asset value per share outstanding	$8.29
Maximum sales charge (5.50% of offering price)	0.48

Maximum offering price per share outstanding	$8.77

Class C
Net assets applicable to outstanding shares	$451,010

Shares of beneficial interest outstanding	56,876

Net asset value and offering price per share outstanding	$7.93

Class I
Net assets applicable to outstanding shares	$461,365,640

Shares of beneficial interest outstanding	55,447,159

Net asset value and offering price per share outstanding	$8.32

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$12,551,001
Interest	3,728

Total income	12,554,729

Expenses
Manager (See Note 3)	4,474,858
Broker fees and charges on short sales	3,575,782
Dividends on investments sold short	1,189,893
Custodian	64,349
Registration	55,787
Professional fees	55,291
Trustees	12,512
Transfer agent (See Note 3)	12,405
Shareholder communication	7,132
Distribution/Service—Investor Class (See Note 3)	355
Distribution/Service—Class A (See Note 3)	1,650
Distribution/Service—Class C (See Note 3)	4,228
Miscellaneous	21,267

Total expenses	9,475,509

Net investment income (loss)	3,079,220

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	26,000,906
Investments sold short	2,955,965

Net realized gain (loss) on investments and investments sold short	28,956,871

Net change in unrealized appreciation (depreciation) on:
Investments	41,627,412
Investments sold short	(10,454,540)

Net change in unrealized appreciation (depreciation) on investments and investments sold short	31,172,872

Net realized and unrealized gain (loss) on investments and investments sold short	60,129,743

Net increase (decrease) in net assets resulting from operations	$63,208,963

(a)	Dividends recorded net of foreign withholding taxes in the amount of $30,437.

22	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,079,220	$1,895,406
Net realized gain (loss) on investments and investments sold short	28,956,871	44,977,274
Net change in unrealized appreciation (depreciation) on investments and investments sold short	31,172,872	(13,174,308)

Net increase (decrease) in net assets resulting from operations	63,208,963	33,698,372

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(77)	(25)
Class A	(1,309)	(220)
Class C	—	(101)
Class I	(2,078,617)	(1,166,377)

	(2,080,003)	(1,166,723)

From net realized gain on investments:
Investor Class	(9,851)	—
Class A	(33,873)	—
Class C	(31,382)	—
Class I	(31,251,231)	—

	(31,326,337)	—

Total dividends and distributions to shareholders	(33,406,340)	(1,166,723)

Capital share transactions:
Net proceeds from sale of shares	154,915,178	198,184,922
Net asset value of shares issued to shareholders in reinvestment of dividends	33,374,949	1,166,595
Cost of shares redeemed	(137,495,197)	(185,599,640)

Increase (decrease) in net assets derived from capital share transactions	50,794,930	13,751,877

Net increase (decrease) in net assets	80,597,553	46,283,526

Net Assets
Beginning of year	381,870,086	335,586,560

End of year	$462,467,639	$381,870,086

Undistributed net investment income at end of year	$1,849,093	$948,395

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statement of Cash Flows

for the year ended October 31, 2012

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$63,208,963
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(874,142,734)
Investments sold	839,863,673
Purchases to cover securities sold short	(324,607,195)
Securities sold short	338,616,938
Sale of short term investments, net	52,300
Decrease in investment securities sold receivable	6,034,025
Increase in dividends and interest receivable	(584,039)
Decrease in cash collateral on deposit at broker	549
Decrease in other assets	140,109
Decrease in investment securities purchased payable	(5,202,555)
Increase in broker fees and charges payable on short sales	246,300
Increase in dividends payable for securities sold short	27,876
Decrease in professional fees payable	(8,048)
Increase in custodian payable	5,822
Decrease in shareholder communication payable	(18,933)
Increase in due to Trustees	171
Increase in due to manager	98,452
Increase in due to transfer agent	1,082
Increase in due to NYLIFE Distributors	145
Increase in accrued expenses	398
Net change in unrealized (appreciation) depreciation on investments	(41,627,412)
Net realized (gain) loss from investments	(26,000,906)
Net change in unrealized (appreciation) depreciation on securities sold short	10,454,540
Net realized (gain) loss from securities sold short	(2,955,965)

Net cash used in operating activities	(16,396,444)

Cash flows from financing activities:
Proceeds from shares sold	153,924,033
Payment on shares redeemed	(137,495,197)
Cash distributions paid	(31,391)

Net cash from financing activities	16,397,445

Net increase in cash:	1,001
Cash at beginning of year	—

Cash at end of year	$1,001

Non cash financing activities not included herein consist of all reinvestment of dividends and distributions of $33,374,949.

24	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,					February 28, 2008** through October 31,
	2012	2011	2010	2009		2008
Net asset value at beginning of period	$7.85	$7.28	$6.40	$6.00		$8.68

Net investment income (loss) (a)	0.02	0.01	(0.01)	0.02		(0.02)
Net realized and unrealized gain (loss) on investments	1.01	0.56	0.90	0.38		(2.66)

Total from investment operations	1.03	0.57	0.89	0.40		(2.68)

Less dividends and distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.01)	—		—
From net realized gain on investments	(0.63)	—	—	—		—

Total dividends and distributions	(0.63)	(0.00)‡	(0.01)	—		—

Net asset value at end of period	$8.25	$7.85	$7.28	$6.40		$6.00

Total investment return (b)	14.31%	7.86%	13.88%	6.67	%(c)	(30.76	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%	0.10%	(0.16%)	0.38%		(0.37	%)††
Net expenses (excluding short sale expenses)	1.54%	1.58%	1.58%	1.60%		1.59	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.61%	2.27%	2.50%	2.57%		2.59	% ††
Short sale expenses	1.07%	0.69%	0.92%	0.87%		0.82	% ††
Portfolio turnover rate	140%	145%	117%	163%		244%
Net assets at end of period (in 000’s)	$151	$121	$81	$53		$41

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$7.89	$7.31	$6.41	$6.00	$9.64

Net investment income (loss) (a)	0.02	0.03	0.00 ‡	0.05	(0.02)
Net realized and unrealized gain (loss) on investments	1.03	0.56	0.92	0.37	(3.61)

Total from investment operations	1.05	0.59	0.92	0.42	(3.63)

Less dividends and distributions:
From net investment income	(0.02)	(0.01)	(0.02)	(0.01)	(0.01)
From net realized gain on investments	(0.63)	—	—	—	—

Total dividends and distributions	(0.65)	(0.01)	(0.02)	(0.01)	(0.01)

Net asset value at end of year	$8.29	$7.89	$7.31	$6.41	$6.00

Total investment return (b)	14.54%	8.05%	14.31%	6.77%	(37.57%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31%	0.33%	0.07%	0.83%	(0.20%)
Net expenses (excluding short sales expenses)	1.30%	1.34%	1.34%	1.46%	1.50%
Expenses (including short sales expenses, before waiver/reimbursement)	2.35%	2.03%	2.29%	2.40%	2.60%
Short sale expenses	1.05%	0.69%	0.95%	0.94%	0.85%
Portfolio turnover rate	140%	145%	117%	163%	244%
Net assets at end of year (in 000’s)	$500	$417	$229	$138	$390

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

26	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$7.62	$7.12	$6.30	$5.95	$9.61

Net investment income (loss) (a)	(0.04)	(0.05)	(0.06)	(0.02)	(0.09)
Net realized and unrealized gain (loss) on investments	0.98	0.55	0.88	0.37	(3.57)

Total from investment operations	0.94	0.50	0.82	0.35	(3.66)

Less dividends and distributions:
From net investment income	—	(0.00)‡	—	—	—
From net realized gain on investments	(0.63)	—	—	—	—

Total distributions	(0.63)	(0.00)‡	—	—	—

Net asset value at end of year	$7.93	$7.62	$7.12	$6.30	$5.95

Total investment return (b)	13.42%	7.05%	13.02%	5.88%	(38.15%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.56%)	(0.63%)	(0.87%)	(0.41%)	(1.12%)
Net expenses (excluding short sale expenses)	2.30%	2.32%	2.34%	2.35%	2.33%
Expenses (including short sales expenses, before waiver/reimbursement)	3.36%	3.02%	3.23%	3.31%	3.41%
Short sale expenses	1.06%	0.70%	0.89%	0.86%	0.81%
Portfolio turnover rate	140%	145%	117%	163%	244%
Net assets at end of year (in 000’s)	$451	$379	$289	$370	$228

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$7.92	$7.33	$6.43	$6.02	$9.65

Net investment income (loss) (a)	0.05	0.05	0.02	0.04	0.01
Net realized and unrealized gain (loss) on investments	1.02	0.57	0.91	0.38	(3.62)

Total from investment operations	1.07	0.62	0.93	0.42	(3.61)

Less dividends and distributions:
From net investment income	(0.04)	(0.03)	(0.03)	(0.01)	(0.02)
From net realized gain on investments	(0.63)	—	—	—	—

Total dividends and distributions	(0.67)	(0.03)	(0.03)	(0.01)	(0.02)

Net asset value at end of year	$8.32	$7.92	$7.33	$6.43	$6.02

Total investment return (b)	14.76%	8.42%	14.53%	7.05%	(37.48%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69%	0.61%	0.33%	0.69%	0.07%
Net expenses (excluding short sale expenses)	1.06%	1.09%	1.09%	1.22%	1.25%
Expenses (including short sales expenses, before waiver/reimbursement)	2.12%	1.79%	2.01%	2.08%	2.16%
Short sale expenses	1.06%	0.70%	0.92%	0.86%	0.81%
Portfolio turnover rate	140%	145%	117%	163%	244%
Net assets at end of year (in 000’s)	$461,366	$380,953	$334,987	$189,845	$84,861

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

28	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay 130/30 International Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Since Inception (9/28/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.25 9.26%	–7.85 –6.80%	–7.13 –6.10%	3.16 3.16%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.35 9.37	–7.77 –6.72	–7.06 –6.02	2.98 2.98
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	7.41 8.41	–7.54 –7.54	–6.85 –6.85	3.92 3.92
Class I Shares	No Sales Charge		9.46	–6.54	–5.84	2.72

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends and/or distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expenses ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	29

Benchmark Performance	One Year	Five Years	Since Inception
MSCI EAFE Index[4]	4.61%	–5.81%	–5.00%
Average Lipper International Multi-Cap Core Fund[5]	5.75	–5.96	–5.01

4.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper international multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

30	MainStay 130/30 International Fund

Cost in Dollars of a $1,000 Investment in MainStay 130/30 International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,043.10	$18.39	$1,007.10	$18.06

Class A Shares	$1,000.00	$1,044.60	$17.42	$1,008.10	$17.11

Class C Shares	$1,000.00	$1,039.10	$22.04	$1,003.50	$21.66

Class I Shares	$1,000.00	$1,044.50	$16.50	$1,009.00	$16.21

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (3.58% for Investor Class, 3.39% for Class A, 4.30% for Class C and 3.21% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	31

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 35 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Nestle S.A. Registered
2.	Roche Holding A.G., Genusscheine
3.	Total S.A.
4.	Vodafone Group PLC
5.	Royal Dutch Shell PLC Class A
6.	Anheuser-Busch InBev N.V.
7.	Rio Tinto PLC
8.	ENI S.p.A.
9.	Sanofi
10.	BP PLC

Top Five Short Positions as of October 31, 2012

1.	iShares MSCI EAFE Index Fund
2.	Dainippon Screen Manufacturing Co., Ltd.
3.	Temenos Group A.G. Registered
4.	Orient Corp.
5.	Matsui Securities Co., Ltd.

32	MainStay 130/30 International Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Ver Planck of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay 130/30 International Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay 130/30 International Fund returned 9.26% for Investor Class shares, 9.37% for Class A shares and 8.41% for Class C shares for the 12 months ended October 31, 2012. Over the same period, the Fund’s Class I shares returned 9.46%. All share classes outperformed the 5.75% return of the average Lipper1 international multi-cap core fund and the 4.61% return of the MSCI EAFE® Index2 for the 12 months ended October 31, 2012. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. See page 29 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Favorable stock selection was responsible for most of the Fund’s outperformance of the MSCI EAFE® Index. The Fund’s structure allows it to invest in non-index securities which tend to be smaller and less efficient. (Market inefficiencies may sometimes provide opportunities for gain). The Fund’s structure also allows it to short sell securities. During the reporting period, both of these features led, in our view, to greater risk-adjusted returns compared to a comparable long-only fund. Contributions to relative performance from Europe and the Pacific Rim were positive. (Contributions take weightings and total returns into account.) Over the same period, contributions to relative performance from emerging markets and from Japan were flat.

During the reporting period, which sectors and coun-tries were the strongest positive contributors to the Fund’s relative performance and which sectors and countries were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were consumer discretionary, telecommunication services and energy. The sectors that detracted the most from the Fund’s relative performance were information technology, health care and financials.

During the reporting period, the countries that made the strongest positive contributions to the Fund’s relative performance were the U.K., Germany and Norway. The countries that detracted the most from the Fund’s relative performance were Brazil, Greece and Taiwan.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were long positions in Japanese telecommunications carrier eAccess and Belgian brewer Anheuser-Busch InBev. A short position in Japanese nonfer-rous metals producer Osaka Titanium Technologies was also a strong positive contributor to absolute performance.

During the reporting period, the stocks that detracted the most from the Fund’s absolute performance included long positions in Japanese memory integrated circuit manufacturer Elpida Memory and Japanese consumer electronics supplier Nippon Electric Glass. A short position in Japanese graphic illustration-device specialist WACOM also detracted from absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund initiated large long positions in French telecom-munications giant France Telecom and Koninklijke Philips Electronics, a large industrial conglomerate specializing in medical systems, domestic appliances and consumer electronics.

During the reporting period, the Fund exited a long position in Japanese telecommunication carrier eAccess following a takeover bid from larger rival Japanese carrier Softbank. The Fund also reduced a long position in Swiss pharmaceuticals company Novartis AG.

How did the Fund’s sector and country weightings change during the reporting period?

The Fund increased its sector weightings relative to the MSCI EAFE® Index in the financials, energy and consumer discretionary sectors. Over the same period, the Fund decreased its relative sector weightings in the materials, utilities and industrials sectors.

During the reporting period, the Fund increased its country weightings relative to the MSCI EAFE® Index in the Netherlands, Australia and Finland. Over the same period, the Fund decreased its relative weightings in the U.K., Hong Kong and Germany.

Since the Fund is managed and constructed on a bottom-up basis, all weighting changes reflect our individual stock selection criteria. They are not the result of top-down evaluations of economies, sectors or regions.

1.	See footnote on page 30 for more information on Lipper Inc.
2.	See footnote on page 30 for more information on the MSCI EAFE® Index.

mainstayinvestments.com	33

How was the Fund positioned at the end of October 2012?

The Fund held overweight positions relative to the MSCI EAFE® Index in the energy, telecommunication services and consumer discretionary sectors. As of October 31, 2012, the Fund held underweight positions relative to the Index in the consumer staples, industrials and utilities sectors.

In addition, the Fund held overweight positions relative to the MSCI EAFE® Index in Norway, South Korea and Israel. As of October 31, 2012, the Fund held underweight positions relative to the Index in the U.K., Switzerland and Spain.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

34	MainStay 130/30 International Fund

Portfolio of Investments††† October 31, 2012

	Shares	Value

Common Stocks 131.3%†
Australia 13.4%
Ardent Leisure Group (Hotels, Restaurants & Leisure)	58,653	$86,153
Arrium, Ltd. (Metals & Mining)	681,420	555,268
Ausdrill, Ltd. (Construction & Engineering)	21,575	63,828
Australia & New Zealand Banking Group, Ltd. (Commercial Banks)	50,722	1,339,992
Beach Petroleum, Ltd. (Oil, Gas & Consumable Fuels)	190,541	272,952
BGP Holdings PLC (Diversified Financial Services) (a)(b)(c)	106,339	11
BHP Billiton, Ltd. (Metals & Mining)	49,350	1,754,550
Breville Group, Ltd. (Distributors)	4,528	28,108
Commonwealth Bank of Australia (Commercial Banks)	7,609	456,140
CSL, Ltd. (Biotechnology)	28,740	1,417,094
Decmil Group, Ltd. (Construction & Engineering)	105,460	283,534
Downer EDI, Ltd. (Commercial Services & Supplies) (c)	190,216	708,859
Emeco Holdings, Ltd. (Trading Companies & Distributors)	347,863	250,964
GrainCorp, Ltd. (Food Products)	110,516	1,407,628
Grange Resources, Ltd. (Metals & Mining)	271,370	70,424
iiNET, Ltd. (Diversified Telecommunication Services)	15,897	68,648
Iluka Resources, Ltd. (Metals & Mining)	131,484	1,353,950
JB Hi-Fi, Ltd. (Specialty Retail)	44,609	474,640
Macmahon Holdings, Ltd. (Construction & Engineering)	199,577	66,295
Macquarie Group, Ltd. (Capital Markets)	45,258	1,498,664
National Australia Bank, Ltd. (Commercial Banks)	19,689	527,100
Newcrest Mining, Ltd. (Metals & Mining)	4,363	119,702
Northern Star Resources, Ltd. (Metals & Mining)	72,629	96,879
NRW Holdings, Ltd. (Construction & Engineering)	127,469	271,254
OZ Minerals, Ltd. (Metals & Mining)	142,965	1,215,435
Primary Health Care, Ltd. (Health Care Providers & Services)	107,735	435,035
QBE Insurance Group, Ltd. (Insurance)	87,428	1,196,146
Resolute Mining, Ltd. (Metals & Mining)	295,976	586,824
Sigma Pharmaceuticals, Ltd. (Health Care Providers & Services)	873,235	611,861
Skilled Group, Ltd. (Professional Services)	146,334	404,059
Suncorp-Metway, Ltd. (Insurance)	132,248	1,290,432

	Shares	Value

Australia (continued)
TABCORP Holdings, Ltd. (Hotels, Restaurants & Leisure)	247,624	$730,011
Telstra Corp, Ltd. (Diversified Telecommunication Services)	316,076	1,358,345
Toll Holdings, Ltd. (Air Freight & Logistics)	54,766	252,413
Troy Resources, Ltd. (Metals & Mining)	21,013	96,411
Wesfarmers, Ltd. (Food & Staples Retailing)	18,396	663,967
Westfield Group (Real Estate Investment Trusts)	69,802	772,402
Westpac Banking Corp. (Commercial Banks)	7,987	211,501

		22,997,479

Austria 1.5%
AMG A.G. (Semiconductors & Semiconductor Equipment)	9,379	999,534
OMV A.G. (Oil, Gas & Consumable Fuels) (d)	30,111	1,100,600
Raiffeisen International Bank Holding A.G. (Commercial Banks) (d)	10,052	401,941
Voestalpine A.G. (Metals & Mining)	5,347	168,411

		2,670,486

Belgium 1.7%
♦Anheuser-Busch InBev N.V. (Beverages) (d)	26,074	2,180,167
Barco N.V. (Electronic Equipment & Instruments)	5,668	389,368
Delhaize Group (Food & Staples Retailing)	11,149	426,226

		2,995,761

Bermuda 1.7%
Asian Citrus Holdings, Ltd. (Food Products)	288,000	161,279
China Green Holdings, Ltd. (Food Products) (c)	414,000	91,347
Orient Overseas International, Ltd. (Marine) (d)	209,000	1,326,804
Sinofert Holdings, Ltd. (Chemicals)	1,954,000	413,489
Skyworth Digital Holdings, Ltd. (Household Durables)	1,034,000	559,023
SmarTone Telecommunications Holdings, Ltd. (Wireless Telecommunication Services)	157,000	316,834
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	14,500	49,861

		2,918,637

Brazil 0.6%
Banco do Brasil S.A. (Commercial Banks)	47,400	505,727
JBS S.A. (Food Products) (c)	156,400	505,920

		1,011,647

Cayman Islands 2.1%
AMVIG Holdings, Ltd. (Containers & Packaging)	76,000	22,555
Anton Oilfield Services Group/Hong Kong (Energy Equipment & Services)	1,558,000	470,412

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Cayman Islands (continued)
Chaoda Modern Agriculture Holdings, Ltd. (Food Products) (a)(b)(c)	38,000	$829
Chaowei Power Holdings, Ltd. (Auto Components)	518,000	281,389
China Zhongwang Holdings, Ltd. (Metals & Mining) (c)	334,400	133,759
Global Bio-Chem Technology Group Co., Ltd. (Food Products)	758,000	88,025
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified Telecommunication Services)	402,000	166,505
Ju Teng International Holdings, Ltd. (Electronic Equipment & Instruments)	924,000	369,598
Kingsoft Corp., Ltd. (Software)	562,000	325,595
NagaCorp, Ltd. (Hotels, Restaurants & Leisure)	1,152,000	640,657
Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	676,000	270,398
Sunny Optical Technology Group Co., Ltd. (Leisure Equipment & Products)	504,000	296,545
TCL Multimedia Technology Holdings, Ltd. Class M (Household Durables)	300,000	166,838
Tiangong International Co., Ltd. (Metals & Mining)	422,000	101,824
Tianneng Power International, Ltd. (Auto Components)	346,000	233,939

		3,568,868

China 2.3%
China Citic Bank Corp., Ltd. Class H (Commercial Banks)	532,000	271,833
China Construction Bank Corp. Class H (Commercial Banks)	966,000	729,170
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	572,000	608,161
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	538,500	537,107
China Railway Group, Ltd. (Construction & Engineering)	1,096,000	560,017
Chongqing Rural Commercial Bank Class H (Commercial Banks)	1,156,000	544,435
Huaneng Power International, Inc. Class H (Independent Power Producers & Energy Traders)	722,000	577,596
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	276,500	108,102

		3,936,421

Denmark 2.1%
A.P. Moeller—Maersk A/S (Marine)	17	112,598
Coloplast A/S Class B (Health Care Equipment & Supplies) (d)	3,269	716,807

	Shares	Value

Denmark (continued)
Novo-Nordisk A/S Class B (Pharmaceuticals) (d)	10,849	$1,748,364
Pandora A/S (Textiles, Apparel & Luxury Goods) (d)	70,121	1,113,583

		3,691,352

Egypt 0.2%
Commercial International Bank Egypt S.A.E. (Commercial Banks)	59,128	367,585

Finland 1.1%
Huhtamaki OYJ (Containers & Packaging)	11,652	197,091
Metso Oyj (Machinery) (d)	30,014	1,053,094
Pohjola Bank PLC Class A (Diversified Financial Services) (d)	6,289	85,590
Ramirent Oyj (Trading Companies & Distributors)	19,458	145,270
Tieto Oyj (IT Services)	23,239	445,794

		1,926,839

France 9.6%
Alten, Ltd. (IT Services)	4,293	135,020
BNP Paribas S.A. (Commercial Banks) (d)	38,879	1,955,752
Bouygues S.A. (Construction & Engineering)	37,835	909,934
CNP Assurances (Insurance)	16,341	230,866
Eiffage S.A. (Construction & Engineering) (d)	30,527	1,048,738
France Telecom S.A. (Diversified Telecommunication Services) (d)	128,148	1,428,783
L’oreal S.A. (Personal Products)	387	49,293
Natixis (Commercial Banks)	379,540	1,243,626
Plastic Omnium S.A. (Auto Components)	21,088	583,291
Rallye S.A. (Food & Staples Retailing)	3,565	108,634
Renault S.A. (Automobiles) (d)	29,876	1,336,357
♦Sanofi (Pharmaceuticals) (d)	23,835	2,095,212
Societe Generale (Commercial Banks) (c)(d)	49,299	1,567,120
Teleperformance (Professional Services)	11,817	357,336
♦Total S.A. (Oil, Gas & Consumable Fuels) (d)	49,012	2,466,113
UbiSoft Entertainment S.A. (Software) (c)	51,058	474,436
Vivendi S.A. (Diversified Telecommunication Services)	29,395	601,413

		16,591,924

Germany 8.3%
Allianz SE (Insurance) (d)	16,587	2,056,616
BASF S.E. (Chemicals) (d)	8,893	736,899
Bayer A.G. (Pharmaceuticals) (d)	16,911	1,472,750
Continental A.G. (Auto Components) (d)	13,042	1,307,216
Deutsche Post A.G. (Air Freight & Logistics)	30,669	608,001
Deutsche Telekom A.G. (Diversified Telecommunication Services) (d)	102,940	1,175,346
Duerr A.G. (Machinery) (d)	13,987	1,047,145

36	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Germany (continued)
Freenet A.G. (Wireless Telecommunication Services) (d)	5,693	$94,119
Hannover Rueckversicherung A.G. (Insurance) (d)	18,223	1,281,843
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance) (d)	7,625	1,225,509
Schuler A.G. (Machinery) (c)	5,096	130,518
Siemens A.G. (Industrial Conglomerates)	2,387	239,902
SMA Solar Technology A.G. (Semiconductors & Semiconductor Equipment)	5,183	111,115
Suedzucker A.G. (Food Products) (d)	33,104	1,282,727
TUI A.G. (Hotels, Restaurants & Leisure) (c)	70,449	660,280
Volkswagen A.G. (Automobiles)	4,760	927,918

		14,357,904

Greece 0.1%
Motor Oil Hellas Corinth Refineries S.A. (Oil, Gas & Consumable Fuels)	10,986	95,547
OPAP S.A. (Hotels, Restaurants & Leisure)	23,864	152,491

		248,038

Hong Kong 1.6%
Cheung Kong Holdings, Ltd. (Real Estate Management & Development)	6,000	88,645
China Pharmaceutical Group, Ltd. (Pharmaceuticals) (c)	252,000	73,486
China Unicom, Ltd. (Diversified Telecommunication Services)	326,000	534,216
Guangdong Investment, Ltd. (Water Utilities)	602,000	493,248
New World Development, Ltd. (Real Estate Management & Development)	115,000	177,767
Sun Hung Kai Properties, Ltd. (Real Estate Management & Development)	51,000	710,047
Swire Pacific, Ltd. Class A (Real Estate Management & Development)	5,000	59,516
Wharf Holdings, Ltd. (The) (Real Estate Management & Development)	77,000	528,564
Wheelock & Co, Ltd. (Real Estate Management & Development)	10,000	43,935

		2,709,424

India 1.0%
Bank of India (Commercial Banks)	52,356	268,471
Canara Bank (Commercial Banks)	63,550	474,897
Dena Bank (Commercial Banks)	238,352	469,659
India Cements, Ltd. (Construction Materials)	165,125	294,061
Manappuram Finance, Ltd. (Consumer Finance)	75,590	51,920
UCO Bank (Commercial Banks)	98,034	132,668

		1,691,676

	Shares	Value

Indonesia 0.1%
Surya Semesta Internusa Tbk PT (Construction & Engineering)	848,500	$104,241

Isle of Man 0.2%
Playtech, Ltd. (Software)	41,482	283,564

Israel 2.3%
Delek Group, Ltd. (Industrial Conglomerates)	2,901	551,643
Israel Chemicals, Ltd. (Chemicals)	87,965	1,100,794
Israel Corp., Ltd. (The) (Chemicals)	528	358,920
Mellanox Technologies, Ltd. (Semiconductors & Semiconductor Equipment) (c)	5,510	418,111
Mizrahi Tefahot Bank, Ltd. (Commercial Banks) (c)	30,738	278,994
Teva Pharmaceutical Industries, Ltd. (Pharmaceuticals)	29,467	1,197,300

		3,905,762

Italy 5.4%
Astaldi S.p.A. (Construction & Engineering)	66,707	428,853
Autostrada Torino-Milano S.p.A. (Transportation Infrastructure)	23,937	239,675
Banca Generali S.p.A. (Capital Markets)	38,447	565,107
Enel S.p.A. (Electric Utilities)	426,238	1,602,158
♦ENI S.p.A. (Oil, Gas & Consumable Fuels) (d)	92,524	2,123,870
Exor S.p.A. (Diversified Financial Services)	46,554	1,199,578
Fiat Industrial S.p.A (Machinery)	131,197	1,420,775
Fiat S.p.A (Automobiles) (c)	28,849	140,596
Hera S.p.A (Multi-Utilities)	25,798	43,469
Mediolanum S.p.A. (Insurance)	221,241	1,083,958
Telecom Italia S.p.A. (Diversified Telecommunication Services)	628,340	510,560

		9,358,599

Japan 30.9%
Alpen Co., Ltd. (Specialty Retail)	6,900	126,539
AOKI Holdings, Inc. (Specialty Retail) (d)	19,800	440,000
AOYAMA TRADING Co., Ltd. (Specialty Retail) (d)	49,800	983,773
Avex Group Holdings, Inc. (Media)	54,200	1,071,372
Central Japan Railway Co. (Road & Rail) (d)	12,600	1,084,329
Chubu Electric Power Co., Inc. (Electric Utilities)	25,700	264,952
Cocokara Fine, Inc. (Food & Staples Retailing)	5,200	175,092
Dai Nippon Printing Co., Ltd. (Commercial Services & Supplies)	125,000	884,692
Daicel Corp. (Chemicals)	57,000	342,014
Daiichikosho Co., Ltd. (Media)	3,000	74,220
Daiwa House Industry Co., Ltd. (Real Estate Management & Development)	14,000	212,026
Dena Co., Ltd. (Internet Software & Services) (d)	24,900	776,975
East Japan Railway Co. (Road & Rail) (d)	8,900	610,948
EDION Corp. (Specialty Retail) (d)	154,000	657,823

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	37

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Japan (continued)
FUJIFILM Holdings Corp. (Electronic Equipment & Instruments) (d)	46,500	$784,029
FujiI Media Holdings, Inc. (Media) (d)	148	219,136
Fukuoka Financial Group, Inc. (Commercial Banks)	168,000	656,595
Funai Electric Co., Ltd. (Household Durables)	7,400	99,927
Furukawa-Sky Aluminum Corp. (Metals & Mining) (d)	116,000	271,727
Fuyo General Lease Co., Ltd. (Diversified Financial Services)	14,600	408,573
Geo Corp. (Specialty Retail)	441	495,524
Gree, Inc. (Internet Software & Services)	28,400	495,212
Hitachi Capital Corp. (Consumer Finance) (d)	19,100	366,544
Hitachi Medical Corp. (Health Care Equipment & Supplies)	11,000	135,175
Hokuhoku Financial Group, Inc. (Commercial Banks)	248,000	394,538
Honeys Co., Ltd. (Specialty Retail)	6,010	95,687
IBJ Leasing Co., Ltd. (Diversified Financial Services)	7,600	191,833
Idemitsu Kosan Co., Ltd. (Oil, Gas & Consumable Fuels) (d)	14,200	1,222,022
INPEX Corp. (Oil, Gas & Consumable Fuels) (d)	164	934,736
IT Holdings Corp. (IT Services) (d)	71,300	887,789
J Trust Co., Ltd. (Consumer Finance)	41,100	604,942
Jaccs Co., Ltd. (Consumer Finance)	154,000	655,894
Japan Airlines Co., Ltd. (Airlines) (c)	900	42,841
Japan Aviation Electronics Industry, Ltd. (Electronic Equipment & Instruments)	34,000	270,876
Japan Petroleum Exploration Co., Ltd. (Oil, Gas & Consumable Fuels) (d)	29,100	1,095,396
JFE Holdings, Inc. (Metals & Mining)	83,100	1,171,082
JVC Kenwood Corp. (Household Durables)	309,900	1,098,606
JX Holdings, Inc. (Oil, Gas & Consumable Fuels) (d)	26,100	138,952
Kamei Corp. (Trading Companies & Distributors)	18,000	155,355
Kandenko Co., Ltd. (Construction & Engineering)	51,000	237,655
Kanematsu Corp. (Trading Companies & Distributors) (c)	273,000	321,458
KDDI Corp. (Wireless Telecommunication Services) (d)	20,000	1,553,301
Kirin Holdings Co., Ltd. (Beverages)	55,000	690,342
Kurimoto, Ltd. (Metals & Mining)	239,000	730,502
Maeda Corp. (Construction & Engineering)	94,000	415,658
Mars Engineering Corp. (Leisure Equipment & Products)	4,400	104,833
Medipal Holdings Corp. (Health Care Providers & Services)	89,200	1,135,252

	Shares	Value

Japan (continued)
Mitsubishi Corp. (Trading Companies & Distributors)	38,200	$681,887
Mitsubishi Gas Chemical Co., Inc. (Chemicals)	69,000	340,549
Mitsubishi Materials Corp. (Metals & Mining)	111,000	322,586
Mitsubishi Steel Manufacturing Co., Ltd. (Metals & Mining)	87,000	148,215
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks) (d)	444,400	2,009,625
Mitsubishi UFJ Lease & Finance Co., Ltd. (Diversified Financial Services) (d)	9,650	415,834
MITSUI & Co., Ltd. (Trading Companies & Distributors) (d)	23,500	331,173
Mizuho Financial Group, Inc. (Commercial Banks)	282,700	442,659
NEC Networks & System Integration Corp. (IT Services)	13,900	254,041
NET One Systems Co., Ltd. (IT Services)	90,800	1,010,026
Nichii Gakkan Co. (Health Care Providers & Services)	92,900	846,027
Nihon Unisys, Ltd. (IT Services) (d)	33,000	239,759
Nippo Corp. (Construction & Engineering) (d)	25,000	283,102
Nippon Densetsu Kogyo Co., Ltd. (Construction & Engineering) (d)	4,000	36,427
Nippon Paper Group, Inc. (Paper & Forest Products) (d)	83,900	959,548
Nippon Soda Co., Ltd. (Chemicals) (d)	54,000	234,724
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (d)	31,300	1,425,222
Nishi-Nippon City Bank, Ltd. (The) (Commercial Banks) (d)	221,000	503,846
Nishimatsu Construction Co., Ltd. (Construction & Engineering)	312,000	488,538
Nisshin Steel Holdings Co., Ltd. (Metals & Mining) (c)	25,900	171,628
Nomura Holdings, Inc. (Capital Markets) (d)	371,500	1,340,248
North Pacific Bank, Ltd. (Commercial Banks) (c)	97,800	252,371
NTT DoCoMo, Inc. (Wireless Telecommunication Services)	201	295,344
Obayashi Corp. (Construction & Engineering)	122,000	545,584
Otsuka Holdings Co., Ltd. (Pharmaceuticals)	10,300	317,270
Press Kogyo Co., Ltd. (Auto Components)	141,000	589,929
Ricoh Leasing Co., Ltd. (Diversified Financial Services) (d)	3,900	90,819
Riso Kagaku Corp. (Office Electronics) (d)	3,700	60,021
Ryobi, Ltd. (Machinery)	10,000	20,418
Sakai Chemical Industry Co., Ltd. (Chemicals) (d)	17,000	45,785
Senko Co., Ltd. (Road & Rail)	39,000	157,798
Seven & I Holdings Co., Ltd. (Food & Staples Retailing)	13,100	404,011

38	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Japan (continued)
Shinko Electric Industries Co., Ltd. (Semiconductors & Semiconductor Equipment) (d)	62,300	$387,083
Showa Corp. (Auto Components) (d)	94,100	869,921
SKY Perfect JSAT Holdings, Inc. (Media) (d)	1,528	698,635
Sojitz Corp. (Trading Companies & Distributors)	524,600	650,575
Sumitomo Corp. (Trading Companies & Distributors)	28,300	385,700
Sumitomo Electric Industries, Ltd. (Electrical Equipment) (d)	107,100	1,151,094
Sumitomo Metal Mining Co, Ltd. (Metals & Mining) (d)	79,000	1,040,073
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks) (d)	7,876	241,124
Suzuken Co., Ltd. (Health Care Providers & Services)	14,300	451,230
Tachi-s Co., Ltd. (Auto Components)	14,800	271,602
Tadano, Ltd. (Machinery)	25,000	184,141
Taihei Kogyo Co., Ltd. (Construction & Engineering) (d)	12,000	47,802
Toho Holdings Co., Ltd. (Health Care Providers & Services)	38,200	779,504
Tokai Rika Co., Ltd. (Auto Components) (d)	11,600	145,890
Token Corp. (Household Durables)	910	39,954
Tokuyama Corp. (Chemicals)	203,000	389,064
Topy Industries, Ltd. (Metals & Mining)	68,000	132,031
Tosoh Corp. (Chemicals)	576,000	1,125,592
Toyoda Gosei Co., Ltd. (Auto Components)	9,200	180,934
Toyota Motor Corp. (Automobiles) (d)	45,900	1,762,289
Transcosmos, Inc. (IT Services)	3,800	42,270
TSI Holdings Co., Ltd. (Textiles, Apparel & Luxury Goods)	30,100	183,624
Universal Entertainment Corp. (Leisure Equipment & Products)	8,200	176,367
UNY Co., Ltd. (Food & Staples Retailing)	84,100	598,382
Yellow Hat, Ltd. (Specialty Retail)	16,900	226,942

		53,213,584

Malaysia 0.1%
Jcy International Bhd (Computers & Peripherals)	509,000	125,328

Netherlands 4.8%
Aegon N.V. (Insurance)	234,194	1,307,695
European Aeronautic Defence and Space Co. N.V. (Aerospace & Defense)	41,445	1,472,435
Heineken Holding N.V. (Beverages)	11,030	559,709
Koninklijke Ahold N.V. (Food & Staples Retailing) (d)	112,555	1,433,059

	Shares	Value

Netherlands (continued)
Koninklijke KPN N.V. (Diversified Telecommunication Services)	5,879	$37,117
Koninklijke Philips Electronics N.V. (Industrial Conglomerates) (d)	65,002	1,625,227
SNS Reaal (Diversified Financial Services) (c)	197,137	289,248
Unilever N.V., CVA (Food Products) (d)	40,692	1,494,207

		8,218,697

New Zealand 0.0%‡
Telecom Corp. of New Zealand, Ltd. (Diversified Telecommunication Services)	16,713	33,056

Norway 3.8%
Aker Solutions ASA (Energy Equipment & Services) (d)	62,854	1,234,744
Atea ASA (IT Services)	23,736	252,918
DnB NOR ASA (Commercial Banks) (d)	78,515	980,525
Marine Harvest (Food Products) (c)	1,249,396	981,758
StatoilHydro ASA (Oil, Gas & Consumable Fuels) (d)	31,042	767,161
Storebrand ASA (Insurance) (c)	126,952	640,182
TGS Nopec Geophysical Co. ASA (Energy Equipment & Services) (d)	19,729	671,325
Yara International ASA (Chemicals) (d)	21,814	1,027,703

		6,556,316

Poland 0.4%
KGHM Polska Miedz S.A. (Metals & Mining)	10,832	545,561
Synthos S.A. (Chemicals)	112,888	187,401

		732,962

Republic of Korea 1.1%
Daesang Corp. (Food Products)	22,920	555,872
Hansae Co., Ltd. (Textiles, Apparel & Luxury Goods)	2,030	27,083
Hanwha Corp. (Chemicals)	1,560	44,557
Samsung Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	342	410,801
SK Holdings Co., Ltd. (Industrial Conglomerates)	3,988	555,819
STX Offshore & Shipbuilding Co., Ltd. (Machinery)	36,200	262,223

		1,856,355

Russia 0.6%
Gazprom OAO, Sponsored ADR (Oil, Gas & Consumable Fuels) (e)	59,842	546,657
Lukoil OAO, Sponsored ADR (Oil, Gas & Consumable Fuels) (e)	529	31,978
Surgutneftegas OAO, Sponsored ADR (Oil, Gas & Consumable Fuels) (e)	47,227	410,875

		989,510

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	39

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Singapore 0.7%
DBS Group Holdings, Ltd. (Commercial Banks) (d)	14,000	$159,534
Hi-P International, Ltd. (Electronic Equipment & Instruments)	34,000	20,069
STX OSV Holdings, Ltd. (Machinery)	786,000	985,883

		1,165,486

South Africa 0.3%
Imperial Holdings, Ltd. (Distributors)	23,339	530,216

Spain 1.8%
Abengoa S.A. (Construction & Engineering) (c)	94,172	326,269
Amadeus IT Holding S.A. Class A (IT Services)	17,365	429,896
Banco Santander S.A. (Commercial Banks)	12,891	96,727
Distribuidora Internacional de Alimentacion S.A. (Food & Staples Retailing)	12,565	76,056
Mapfre S.A. (Insurance)	243,890	675,860
Repsol, S.A. (Oil, Gas & Consumable Fuels) (d)	75,348	1,505,952

		3,110,760

Sweden 2.2%
Boliden AB (Metals & Mining) (d)	75,332	1,316,314
Electrolux AB (Household Durables) (d)	49,783	1,273,677
Skandinaviska Enskilda Banken AB (Commercial Banks)	137,757	1,142,281

		3,732,272

Switzerland 6.2%
Actelion, Ltd. Registered (Biotechnology) (c)	5,451	262,922
Credit Suisse Group A.G. Registered (Capital Markets) (c)	48,010	1,112,999
Implenia A.G. Registered (Construction & Engineering) (c)	2,420	102,511
Logitech International S.A. (Computers & Peripherals) (c)	118,594	854,468
♦Nestle S.A. Registered (Food Products) (d)	68,877	4,370,912
Novartis A.G. (Pharmaceuticals) (d)	18,640	1,121,843
♦Roche Holding A.G., Genusscheine (Pharmaceuticals) (d)	15,177	2,918,716

		10,744,371

Taiwan 0.5%
Asustek Computer, Inc. (Computers & Peripherals)	54,000	578,588
Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	458,000	297,102

		875,690

	Shares	Value

Thailand 0.5%
Advanced Info Service PCL (Wireless Telecommunication Services)	80,600	$519,364
Bank of Ayudhya PCL (Commercial Banks)	384,100	372,822
Krung Thai Bank PCL (Commercial Banks)	71,950	42,489

		934,675

Turkey 0.7%
Dogus Otomotiv Servis ve Ticaret AS (Distributors)	18,204	67,637
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D (Metals & Mining)	720,666	530,700
Park Elektrik Uretim Madencilik Sanayi ve Ticaret AS (Metals & Mining)	97,036	356,205
Turk Hava Yollari (Airlines) (c)	40,723	94,282
Ulker Biskuvi Sanayi AS (Food Products)	22,058	100,168

		1,148,992

United Kingdom 21.4%
Admiral Group PLC (Insurance)	19,163	342,641
Ashtead Group PLC (Trading Companies & Distributors)	63,937	384,855
AstraZeneca PLC (Pharmaceuticals) (d)	37,502	1,741,429
Barclays PLC (Commercial Banks)	499,732	1,834,656
Barratt Developments PLC (Household Durables) (c)	361,486	1,106,027
Beazley PLC (Insurance)	52,462	148,241
BG Group PLC (Oil, Gas & Consumable Fuels) (d)	4,899	90,719
BHP Billiton PLC (Metals & Mining) (d)	32,396	1,038,000
Bodycote PLC (Machinery)	62,842	382,625
♦BP PLC (Oil, Gas & Consumable Fuels)	289,369	2,070,073
British American Tobacco PLC (Tobacco) (d)	23,323	1,155,282
Cobham PLC (Aerospace & Defense)	57,139	198,247
Computacenter PLC (IT Services)	5,167	30,601
Diageo PLC (Beverages) (d)	17,963	513,374
easyJet PLC (Airlines)	57,840	583,370
Enquest PLC (Oil, Gas & Consumable Fuels) (c)	223,156	417,377
Evraz PLC (Metals & Mining)	122,359	466,393
FirstGroup PLC (Road & Rail)	148,217	455,648
Galliford Try PLC (Construction & Engineering)	10,176	121,273
GlaxoSmithKline PLC (Pharmaceuticals) (d)	80,136	1,793,013
Halfords Group PLC (Specialty Retail)	48,217	268,912
Home Retail Group PLC (Internet & Catalog Retail)	569,367	1,048,368
HSBC Holdings PLC (Commercial Banks) (d)	171,092	1,680,894
Intermediate Capital Group PLC (Capital Markets)	106,729	525,658
Interserve PLC (Construction & Engineering)	30,660	192,962
ITV PLC (Media)	678,329	947,422
Ladbrokes PLC (Hotels, Restaurants & Leisure)	12,320	35,627
Legal & General Group PLC (Insurance)	200,208	432,935
Micro Focus International PLC (Software)	96,773	896,397

40	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
United Kingdom (continud)
Mondi PLC (Paper & Forest Products)	63,071	$694,145
National Grid PLC (Multi-Utilities) (d)	71,775	818,317
Next PLC (Multiline Retail) (d)	20,995	1,208,184
Pace PLC (Communications Equipment)	277,739	833,654
Paragon Group of Cos. PLC (Thrifts & Mortgage Finance)	92,434	373,510
Persimmon PLC (Household Durables) (d)	71,848	921,760
Regus PLC (Commercial Services & Supplies)	106,706	172,713
♦Rio Tinto PLC (Metals & Mining) (d)	43,371	2,172,837
♦Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels) (d)	65,480	2,245,451
Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels) (d)	49,873	1,762,969
Senior PLC (Machinery)	24,979	78,443
Talktalk Telecom Group PLC (Diversified Telecommunication Services)	44,480	136,381
Tesco PLC (Food & Staples Retailing)	21,418	110,551
TUI Travel PLC (Hotels, Restaurants & Leisure)	309,809	1,254,885
Vedanta Resources PLC (Metals & Mining) (d)	1,843	33,727
♦ Vodafone Group PLC (Wireless Telecommunication Services) (d)	838,882	2,277,676
WH Smith PLC (Specialty Retail)	81,292	814,658

		36,812,880

Total Common Stocks (Cost $211,362,647)		226,117,357

Convertible Preferred Stocks 0.9%
Brazil 0.2%
AES Tiete S.A. 12.37% (Independent Power Producers & Energy Traders)	28,000	318,042

Germany 0.0%‡
Draegerwerk A.G. & Co. KGaA 0.26% (Health Care Equipment & Supplies)	277	27,104

Republic of Korea 0.7%
Hyundai Motor Co.
2.62% (Automobiles)	5,233	343,077
2.76% (Automobiles)	3,652	223,687
Samsung Electronics Co., Ltd. 0.69% (Semiconductors & Semiconductor Equipment)	791	574,429

		1,141,193

Total Convertible Preferred Stocks (Cost $1,459,830)		1,486,339

	Shares	Value

Preferred Stocks 1.5%
Germany 1.5%
Jungheinrich A.G. 2.81% (Machinery)	5,916	$195,535
ProSiebenSat.1 Media A.G. 5.41% (Media) (d)	45,237	1,260,629
Volkswagen A.G. 1.97% (Automobiles)	5,292	1,094,731

		2,550,895

Total Preferred Stocks (Cost $2,143,914)		2,550,895

	Number of Warrants
Warrants 0.0%‡
France 0.0%‡
UBISOFT Entertainment Strike Price €7.00 Expires 10/10/13 (Software) (c)	27,575	2,859

Spain 0.0%‡
Promotora de Informaciones S.A. Strike Price €2.00 Expires 6/5/14 (Media) (c)	85,100	1,103

Total Warrants (Cost $0)		3,962

	Principal Amount

Short-Term Investment 0.3%
Repurchase Agreement 0.3%
United States 0.3%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $548,941 (Collateralized by a Federal National Mortgage Association security with a rate of 5.00% and a maturity date of 3/15/16, with a Principal Amount of $485,000 and a Market Value of $559,990) (Capital Markets)	$548,941	548,941

Total Short-Term Investment (Cost $548,941)		548,941

Total Investments, Before Investments Sold Short (Cost $215,515,332) (g)	134.0%	230,707,494

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	41

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value

Investments Sold Short (34.6%) Common Stocks Sold Short (33.7%)
Australia (4.5%)
Alkane Resources, Ltd. (Metals & Mining) (c)	(63,065)	$(55,645)
Aquila Resources, Ltd. (Oil, Gas & Consumable Fuels) (c)	(144,810)	(404,361)
Atlas Iron, Ltd. (Metals & Mining)	(493,111)	(785,726)
Bandanna Energy, Ltd. (Oil, Gas & Consumable Fuels) (c)	(325,537)	(114,894)
Bathurst Resources, Ltd. (Metals & Mining) (c)	(616,482)	(278,373)
Beadell Resources, Ltd. (Metals & Mining) (c)	(989,091)	(995,924)
Boart Longyear Group (Construction & Engineering)	(114,729)	(173,878)
Buru Energy, Ltd. (Oil, Gas & Consumable Fuels) (c)	(157,695)	(455,073)
Coalspur Mines, Ltd. (Oil, Gas & Consumable Fuels) (c)	(322,941)	(315,115)
Cockatoo Coal, Ltd. (Oil, Gas & Consumable Fuels) (c)	(488,309)	(83,637)
Cudeco, Ltd. (Metals & Mining) (b)(c)	(86,072)	(417,251)
Discovery Metals, Ltd. (Metals & Mining) (c)	(380,453)	(683,227)
Energy World Corp, Ltd. (Independent Power Producers & Energy Traders) (c)	(392,946)	(148,883)
Gindalbie Metals, Ltd. (Metals & Mining) (c)	(347,720)	(124,528)
Independence Group NL (Metals & Mining)	(41,066)	(170,088)
Macquarie Atlas Roads Group (Transportation Infrastructure) (c)	(221,278)	(354,883)
Mirabela Nickel, Ltd. (Metals & Mining) (c)	(255,932)	(119,552)
Sandfire Resources NL (Metals & Mining) (c)	(88,186)	(771,694)
Senex Energy, Ltd. (Oil, Gas & Consumable Fuels) (c)	(519,166)	(398,801)
Sundance Resources, Ltd. (Metals & Mining) (c)	(2,114,657)	(779,267)
Ten Network Holdings, Ltd. (Media)	(504,079)	(146,512)
Virgin Australia International Holdings Pvt, Ltd. (Airlines) (a)(b)(c)	(444,108)	(4,610)

		(7,781,922)

Austria (0.2%)
Intercell A.G. (Biotechnology) (c)	(25,710)	(63,149)
Wienerberger A.G. (Building Products)	(43,392)	(311,134)

		(374,283)

Belgium (0.5%)
Bekaert S.A. (Metals & Mining)	(23,342)	(637,165)
KBC Ancora (Diversified Financial Services) (c)	(8,215)	(81,243)
Nyrstar (Metals & Mining) (c)	(15,346)	(89,309)

		(807,717)

Bermuda (0.7%)
Archer, Ltd. (Energy Equipment & Services) (c)	(165,735)	(218,313)
Beijing Enterprises Water Group, Ltd. (Water Utilities)	(398,000)	(90,897)

	Shares	Value

Bermuda (continued)
Brilliance China Automotive Holdings, Ltd. (Automobiles) (c)	(284,000)	$(354,723)
Man Wah Holdings, Ltd. (Household Durables)	(121,600)	(74,529)
Petra Diamonds, Ltd. (Metals & Mining) (c)	(95,077)	(152,663)
Ports Design, Ltd. (Textiles, Apparel & Luxury Goods)	(367,000)	(261,397)
Sinopec Kantons Holdings, Ltd. (Oil, Gas & Consumable Fuels)	(76,000)	(56,583)

		(1,209,105)

British Virgin Islands (0.2%)
Nam Tai Electronics, Inc. (Electronic Equipment & Instruments)	(33,800)	(400,192)

Cayman Islands (2.6%)
Ajisen China Holdings, Ltd. (Hotels, Restaurants & Leisure)	(480,000)	(330,114)
Boshiwa International Holding, Ltd. (Specialty Retail) (a)(b)(c)	(86,000)	(18,642)
China Dongxiang Group Co. (Textiles, Apparel & Luxury Goods)	(2,319,000)	(290,247)
China Lilang, Ltd. (Textiles, Apparel & Luxury Goods)	(343,000)	(195,619)
China Mengniu Dairy Co., Ltd. (Food Products)	(96,000)	(291,095)
China Precious Metal Resources Holdings Co., Ltd. (Metals & Mining) (c)	(1,044,000)	(202,063)
China Resources Cement Holdings, Ltd. (Construction Materials)	(330,000)	(223,973)
Daphne International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	(74,000)	(89,277)
Golden Eagle Retail Group, Ltd. (Multiline Retail)	(164,000)	(359,740)
Goodbaby International Holdings, Ltd. (Leisure Equipment & Products)	(234,000)	(77,899)
Hengdeli Holdings, Ltd. (Specialty Retail)	(1,152,000)	(361,205)
Kingdee International Software Group Co., Ltd. (Software) (c)	(1,628,000)	(338,202)
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods) (c)	(60,000)	(31,819)
Mongolian Mining Corp. (Metals & Mining) (c)	(1,064,500)	(520,571)
NVC Lighting Holdings, Ltd. (Household Products)	(1,333,000)	(352,598)
Polarcus, Ltd. (Energy Equipment & Services) (c)	(103,672)	(108,013)
Sany Heavy Equipment International Holdings Co., Ltd. (Machinery)	(593,000)	(311,419)
Xingda International Holdings, Ltd. (Metals & Mining)	(261,000)	(90,928)
Yingde Gases (Chemicals)	(348,500)	(331,860)

		(4,525,284)

42	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
China (0.9%)
Byd Co., Ltd. (Automobiles) (c)	(87,000)	$(171,978)
China Eastern Airlines Corp., Ltd. (Airlines) (c)	(904,000)	(316,106)
Comba Telecom Systems Holdings, Ltd. (Communications Equipment)	(911,500)	(356,365)
First Tractor Co., Ltd. (Machinery) (c)	(366,000)	(305,549)
Hunan Nonferrous Metal Corp., Ltd. Class H (Metals & Mining) (c)	(150,000)	(44,516)
West China Cement, Ltd. (Construction Materials)	(2,002,000)	(361,649)

		(1,556,163)

Denmark (0.6%)
Vestas Wind Systems A/S (Electrical Equipment) (c)	(163,649)	(947,713)

Finland (0.6%)
M-real Oyj Class B (Paper & Forest Products) (c)	(106,617)	(319,222)
Outokumpu Oyj (Metals & Mining) (c)	(556,140)	(470,709)
Talvivaara Mining Co. PLC (Metals & Mining) (c)	(69,031)	(145,487)

		(935,418)

France (0.7%)
Artprice.com (Media) (c)	(11,013)	(454,643)
Carmat (Health Care Equipment & Supplies) (c)	(251)	(37,752)
SOITEC (Semiconductors & Semiconductor Equipment) (c)	(126,869)	(381,175)
Technicolor S.A. (Media) (c)	(116,458)	(294,497)

		(1,168,067)

Germany (2.0%)
Aixtron A.G. (Semiconductors & Semiconductor Equipment)	(78,820)	(1,037,971)
Delticom A.G. (Specialty Retail)	(3,760)	(211,194)
Deutz A.G. (Machinery) (c)	(12,856)	(56,322)
ElringKlinger A.G. (Auto Components)	(4,378)	(121,549)
Heidelberger Druckmaschinen A.G. (Machinery) (c)	(338,024)	(506,916)
Morphosys A.G. (Life Sciences Tools & Services) (c)	(6,900)	(234,318)
Puma A.G. Rudolf Dassler Sport (Textiles, Apparel & Luxury Goods)	(904)	(257,895)
SGL Carbon SE (Electrical Equipment)	(23,074)	(920,847)

		(3,347,012)

Greece (0.0%)‡
Marfin Investment Group Holdings S.A. (Diversified Financial Services) (c)	(116,168)	(51,495)

Hong Kong (0.2%)
China Everbright International, Ltd. (Commercial Services & Supplies)	(668,000)	(343,910)

	Shares	Value

Italy (1.8%)
Ansaldo STS S.p.A (Transportation Infrastructure)	(91,265)	$(741,698)
CIR-Compagnie Industriali Riunite S.p.A. (Industrial Conglomerates)	(38,647)	(44,156)
Geox S.p.A. (Textiles, Apparel & Luxury Goods)	(108,444)	(308,950)
Iren S.p.A (Multi-Utilities)	(192,973)	(108,878)
Milano Assicurazioni S.p.A. (Insurance) (c)	(935,726)	(398,418)
Piaggio & C S.p.A. (Automobiles)	(74,499)	(182,792)
RCS MediaGroup S.p.A (Media) (c)	(55,764)	(101,840)
Saras S.p.A. (Oil, Gas & Consumable Fuels) (c)	(100,892)	(134,825)
Telecom Italia Media S.p.A (Media) (c)	(365,022)	(77,639)
Trevi Finanziaria S.p.A. (Construction & Engineering)	(34,309)	(231,242)
Yoox S.p.A. (Internet & Catalog Retail) (c)	(52,589)	(795,465)

		(3,125,903)

Japan (12.9%)
Akebono Brake Industry Co., Ltd. (Auto Components)	(64,700)	(278,802)
Asahi Co., Ltd. (Specialty Retail)	(28,600)	(430,630)
Asahi Holdings, Inc. (Metals & Mining)	(3,200)	(53,955)
Calbee, Inc. (Food Products)	(11,800)	(1,083,477)
Clarion Co., Ltd. (Household Durables) (c)	(106,000)	(165,978)
Cookpad, Inc. (Media)	(13,000)	(400,764)
Cosel Co., Ltd. (Electrical Equipment)	(17,300)	(223,429)
CyberAgent, Inc. (Media)	(45)	(89,966)
Daiichi Chuo KK (Marine) (c)	(42,000)	(33,145)
Dainippon Screen Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	(202,000)	(1,222,172)
Digital Garage, Inc. (IT Services)	(85)	(164,186)
Dr Ci:Labo Co., Ltd. (Personal Products)	(263)	(846,028)
Enplas Corp. (Electronic Equipment & Instruments)	(2,500)	(89,221)
Fudo Tetra Corp. (Construction & Engineering) (c)	(50,000)	(65,765)
Fujiya Co., Ltd. (Food Products) (c)	(278,000)	(689,515)
GCA Savvian Group Corp. (Capital Markets)	(68)	(80,752)
Gungho Online Entertainment, Inc. (Software) (c)	(106)	(519,178)
Harmonic Drive Systems, Inc. (Machinery)	(3,000)	(59,113)
Hitachi Cable, Ltd. (Electrical Equipment) (c)	(131,000)	(172,304)
Horiba, Ltd. (Electronic Equipment & Instruments)	(15,300)	(416,855)
Japan Bridge Corp. (Construction & Engineering) (c)	(257,350)	(825,274)
Kakaku.com, Inc. (Internet Software & Services)	(28,800)	(986,697)
Kumiai Chemical Industry Co., Ltd. (Chemicals)	(16,000)	(72,354)
M3, Inc. (Health Care Technology)	(161)	(309,375)
Maruwa Co., Ltd. / Aichi (Electronic Equipment & Instruments)	(9,400)	(276,713)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	43

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Japan (continued)
Matsui Securities Co., Ltd. (Capital Markets)	(163,800)	$(1,103,901)
Melco Holdings, Inc. (Computers & Peripherals)	(12,400)	(258,935)
MISUMI Group, Inc. (Trading Companies & Distributors)	(24,500)	(601,221)
MonotaRO Co., Ltd. (Trading Companies & Distributors)	(38,600)	(1,013,957)
Musashi Seimitsu Industry Co., Ltd. (Auto Components)	(22,800)	(476,964)
Nihon M&a Center, Inc. (Professional Services)	(2,800)	(84,003)
Nippon Chemi-Con Corp. (Electronic Equipment & Instruments) (c)	(74,000)	(107,528)
Nippon Sheet Glass Co., Ltd. (Building Products)	(697,000)	(576,249)
Nitto Boseki Co., Ltd. (Building Products)	(108,000)	(354,453)
Orient Corp. (Consumer Finance) (c)	(588,000)	(1,104,848)
Osaka Securities Exchange Co., Ltd. (Diversified Financial Services)	(43)	(160,247)
OSAKA Titanium Technologies Co. (Metals & Mining)	(47,100)	(931,616)
Seiko Holdings Corp. (Textiles, Apparel & Luxury Goods) (c)	(91,000)	(239,384)
Senshu Ikeda Holdings, Inc. (Commercial Banks)	(101,680)	(634,306)
SHO-BOND Holdings Co., Ltd. (Construction & Engineering)	(7,700)	(232,746)
Start Today Co., Ltd. (Internet & Catalog Retail)	(83,900)	(920,661)
SxL Corp. (Household Durables) (c)	(168,000)	(265,163)
Tamron Co., Ltd. (Leisure Equipment & Products)	(8,800)	(238,878)
Toho Titanium Co., Ltd. (Metals & Mining)	(91,500)	(812,646)
Topcon Corp. (Electronic Equipment & Instruments)	(29,700)	(140,631)
Tsugami Corp. (Machinery)	(150,000)	(933,859)
Wacom Co., Ltd. (Computers & Peripherals)	(274)	(795,949)
Weathernews, Inc. (Professional Services)	(20,500)	(679,225)

		(22,223,018)

Norway (0.8%)
Algeta ASA (Biotechnology) (c)	(23,634)	(636,314)
Det Norske Oljeselskap ASA (Oil, Gas & Consumable Fuels) (c)	(51,372)	(792,030)

		(1,428,344)

Singapore (0.1%)
Tiger Airways Holdings, Ltd. (Airlines) (c)	(281,000)	(171,622)

Spain (1.0%)
Banco Espanol de Credito S.A. (Commercial Banks)	(11,885)	(43,303)
Melia Hotels International S.A. (Hotels, Restaurants & Leisure)	(40,781)	(302,613)

	Shares	Value

Spain (continued)
NH Hoteles S.A. (Hotels, Restaurants & Leisure) (c)	(134,409)	$(487,800)
Promotora de Informaciones S.A. (Media) (c)	(289,214)	(125,580)
Sacyr Vallehermoso S.A. (Construction & Engineering) (c)	(283,963)	(563,865)
Zeltia S.A. (Biotechnology) (c)	(109,274)	(186,959)

		(1,710,120)

Sweden (0.5%)
Active Biotech AB (Biotechnology) (c)	(15,239)	(140,147)
CDON Group AB (Internet & Catalog Retail) (c)	(23,815)	(133,564)
Mekonomen AB (Specialty Retail)	(4,197)	(117,376)
Nobia AB (Household Durables) (c)	(42,976)	(172,995)
Swedish Orphan Biovitrum AB (Biotechnology) (c)	(36,470)	(206,188)

		(770,270)

Switzerland (0.9%)
Forbo Holding A.G. Registered (Household Durables) (c)	(119)	(75,134)
Kuoni Reisen Holding A.G. Registered (Hotels, Restaurants & Leisure) (c)	(1,425)	(380,541)
Temenos Group A.G. Registered (Software) (c)	(69,272)	(1,134,326)

		(1,590,001)

United Kingdom (2.0%)
APR Energy PLC (Independent Power Producers & Energy Traders)	(16,404)	(180,009)
Carpetright PLC (Specialty Retail) (c)	(6,098)	(67,901)
Dialight PLC (Electronic Equipment & Instruments)	(1,295)	(23,260)
Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment) (c)	(27,268)	(542,168)
DSG International PLC (Specialty Retail) (c)	(564,362)	(187,612)
Essar Energy PLC (Oil, Gas & Consumable Fuels) (c)	(268,561)	(593,311)
Heritage Oil PLC (Oil, Gas & Consumable Fuels) (c)	(98,749)	(308,035)
Imagination Technologies Group PLC (Semiconductors & Semiconductor Equipment) (c)	(26,486)	(195,159)
London Mining PLC (Metals & Mining) (c)	(64,665)	(159,139)
Ocado Group PLC (Internet & Catalog Retail) (c)	(286,242)	(297,940)
Petropavlovsk PLC (Metals & Mining)	(86,474)	(562,794)
SuperGroup PLC (Specialty Retail) (c)	(33,808)	(364,718)

		(3,482,046)

Total Common Stocks Sold Short (Proceeds $61,829,425)		(57,949,605)

44	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Exchange Traded Fund Sold Short (0.9%)(f)
United States (0.9%)
iShares MSCI EAFE Index Fund (Capital Markets)	(30,471)	$(1,632,331)

Total Exchange Traded Fund Sold Short (Proceeds $1,655,542)		(1,632,331)

Total Investments Sold Short (Proceeds $63,484,967)	(34.6)%	(59,581,936)

Total Investments, Net of Investments Sold Short (Cost $152,030,365)	99.4	171,125,558
Other Assets, Less Liabilities	0.6	1,069,937
Net Assets	100.0%	$172,195,495

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Illiquid security. The total market value of these securities as of October 31, 2012 is $(22,412), which represents less than one-tenth of a percent of the Fund’s net assets.
(b)	Fair valued security. The total market value of these securities as of October 31, 2012 is $(439,663), which represents (0.3)% of the Fund’s net assets.

(c)	Non—income producing security.

(d)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(J)).

(e)	ADR—American Depositary Receipt.

(f)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(g)	As of October 31, 2012, cost is $218,533,473 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$20,180,698
Gross unrealized depreciation	(8,006,677)

Net unrealized appreciation	$12,174,021

The following abbreviation is used in the above portfolio:

€—Euro

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$226,116,517	$—	$840	$226,117,357
Convertible Preferred Stocks	1,486,339	—	—	1,486,339
Preferred Stocks	2,550,895	—	—	2,550,895
Warrants	3,962	—	—	3,962
Short-Term Investment
Repurchase Agreement	—	548,941	—	548,941

Total Investments in Securities	$230,157,713	$548,941	$840	$230,707,494

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	45

Portfolio of Investments††† October 31, 2012 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short (c)	$(57,509,102)	$—	$(440,503)	$(57,949,605)
Exchange Traded Funds Sold Short	(1,632,331)	—	—	(1,632,331)

Total Investments in Securities Sold Short	$(59,141,433)	$—	$(440,503)	$(59,581,936)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $11and $829 are held in Australia and Cayman Islands, respectively, within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $(421,861) and $(18,642) are held in Australia and Cayman Islands, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012, foreign securities with a total value of $82,716,147 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of October 31, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2012 (a)
Common Stocks
Australia	$43,935	$—	$—	$(12,382)	$—	$(31,542)	$—	$—	$11	$(12,382)
Cayman Islands	7,190	—	—	(6,361)	—	—	—	—	829	(6,361)
Common Stocks Sold Short
Australia	—	—	(3,177)	(152,107)	103,828	—	(370,405)	—	(421,861)	(152,107)
Cayman Islands	—	—	—	9,729	—	(28,371)	—	—	(18,642)	9,729

Total	$51,125	$—	$(3,177)	$(161,121)	$103,828	$(59,913)	$(370,405)	$—	$(439,663)	$(161,121)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

46	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay 130/30 International Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$1,670,682	1.0%
Air Freight & Logistics	860,414	0.5
Airlines	720,493	0.4
Auto Components	4,464,111	2.6
Automobiles	5,828,655	3.4
Beverages	3,943,592	2.3
Biotechnology	1,680,016	1.0
Capital Markets	5,591,617	3.2
Chemicals	6,347,491	3.7
Commercial Banks	22,557,297	13.1
Commercial Services & Supplies	1,766,264	1.0
Communications Equipment	833,654	0.5
Computers & Peripherals	1,558,384	0.9
Construction & Engineering	7,071,582	4.1
Construction Materials	294,061	0.2
Consumer Finance	1,679,300	1.0
Containers & Packaging	219,646	0.1
Distributors	625,961	0.4
Diversified Financial Services	2,681,486	1.6
Diversified Telecommunication Services	7,475,592	4.3
Electric Utilities	1,867,110	1.1
Electrical Equipment	1,151,094	0.7
Electronic Equipment & Instruments	1,833,940	1.1
Energy Equipment & Services	2,376,481	1.4
Food & Staples Retailing	3,995,978	2.3
Food Products	11,040,672	6.4
Health Care Equipment & Supplies	879,086	0.5
Health Care Providers & Services	4,258,909	2.5
Hotels, Restaurants & Leisure	3,560,104	2.1
Household Durables	5,265,812	3.1
Independent Power Producers & Energy Traders	895,638	0.5
Industrial Conglomerates	2,972,591	1.7
Insurance	11,912,924	6.9
Internet & Catalog Retail	1,048,368	0.6
Internet Software & Services	1,272,187	0.7
IT Services	3,728,114	2.2
Leisure Equipment & Products	577,745	0.3
Machinery	5,760,800	3.3
Marine	1,439,402	0.8
Media	4,272,517	2.5
Metals & Mining	16,701,018	9.7
Multi-Utilities	861,786	0.5
Multiline Retail	1,208,184	0.7
Office Electronics	60,021	0.0	‡
Oil, Gas & Consumable Fuels	19,907,561	11.6
Paper & Forest Products	1,653,693	1.0
Personal Products	49,293	0.0	‡
Pharmaceuticals	14,749,781	8.6

	Value	Percent †
Professional Services	$761,395	0.4%
Real Estate Investment Trusts	772,402	0.4
Real Estate Management & Development	1,820,500	1.1
Road & Rail	2,308,723	1.3
Semiconductors & Semiconductor Equipment	3,198,175	1.9
Software	1,982,851	1.1
Specialty Retail	4,584,498	2.7
Textiles, Apparel & Luxury Goods	1,482,253	0.9
Thrifts & Mortgage Finance	373,510	0.2
Tobacco	1,155,282	0.7
Trading Companies & Distributors	3,307,237	1.9
Transportation Infrastructure	239,675	0.1
Water Utilities	493,248	0.3
Wireless Telecommunication Services	5,056,638	2.9

	230,707,494	134.0
Other Assets, Less Liabilities	(58,511,999)	–34.0

Net Assets	$172,195,495	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	47

Portfolio of Investments††† October 31, 2012 (continued)

The table below sets forth the diversification of MainStay 130/30 International Fund investments sold short by industry.

	Value	Percent †
Airlines	$(492,338)	(0.3)%
Auto Components	(877,315)	(0.5)
Automobiles	(709,493)	(0.4)
Biotechnology	(1,232,757)	(0.7)
Building Products	(1,241,836)	(0.7)
Capital Markets	(2,816,984)	(1.6)
Chemicals	(404,214)	(0.2)
Commercial Banks	(677,609)	(0.4)
Commercial Services & Supplies	(343,910)	(0.2)
Communications Equipment	(356,365)	(0.2)
Computers & Peripherals	(1,054,884)	(0.6)
Construction & Engineering	(2,092,770)	(1.2)
Construction Materials	(585,622)	(0.3)
Consumer Finance	(1,104,848)	(0.6)
Diversified Financial Services	(292,985)	(0.2)
Electrical Equipment	(2,264,293)	(1.3)
Electronic Equipment & Instruments	(1,454,400)	(0.9)
Energy Equipment & Services	(326,326)	(0.2)
Food Products	(2,064,087)	(1.2)
Health Care Equipment & Supplies	(37,752)	(0.0)‡
Health Care Technology	(309,375)	(0.2)
Hotels, Restaurants & Leisure	(1,501,068)	(0.9)
Household Durables	(753,799)	(0.4)
Household Products	(352,598)	(0.2)
Independent Power Producers & Energy Traders	(328,892)	(0.2)
Industrial Conglomerates	(44,156)	(0.0)‡
Insurance	(398,418)	(0.2)
Internet & Catalog Retail	(2,147,630)	(1.3)
Internet Software & Services	(986,697)	(0.6)
IT Services	(164,186)	(0.1)
Leisure Equipment & Products	(316,777)	(0.2)
Life Sciences Tools & Services	(234,318)	(0.1)
Machinery	(2,173,178)	(1.3)
Marine	(33,145)	(0.0)‡
Media	(1,691,441)	(1.0)
Metals & Mining	(10,054,836)	(5.8)
Multi-Utilities	(108,878)	(0.1)
Multiline Retail	(359,740)	(0.2)
Oil, Gas & Consumable Fuels	(3,656,665)	(2.1)
Paper & Forest Products	(319,222)	(0.2)
Personal Products	(846,028)	(0.5)
Professional Services	(763,228)	(0.5)
Semiconductors & Semiconductor Equipment	(3,378,645)	(2.0)
Software	(1,991,706)	(1.2)
Specialty Retail	(1,759,278)	(1.0)
Textiles, Apparel & Luxury Goods	(1,674,588)	(1.0)
Trading Companies & Distributors	(1,615,178)	(0.9)
Transportation Infrastructure	(1,096,581)	(0.6)
Water Utilities	(90,897)	(0.1)

	$(59,581,936)	(34.6)%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

48	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities before investments sold short, at value (identified cost $215,515,332)	$230,707,494
Cash denominated in foreign currencies (identified cost $467,235)	467,561
Receivables:
Dividends and interest	950,357
Fund shares sold	102,147
Other assets	18,054

Total assets	232,245,613

Liabilities
Investments sold short (proceeds $63,484,967)	59,581,936
Payables:
Manager (See Note 3)	159,041
Broker fees and charges on short sales	142,566
Dividends on investments sold short	78,596
Custodian	35,920
Foreign capital gains tax (See Note 2(C))	19,202
Professional fees	17,189
Shareholder communication	7,982
Transfer agent (See Note 3)	2,982
Trustees	520
NYLIFE Distributors (See Note 3)	239
Accrued expenses	3,945

Total liabilities	60,050,118

Net assets	$172,195,495

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,267
Additional paid-in capital	182,872,532

182,897,799
Undistributed net investment income	2,673,303
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions (a)	(32,437,090)
Net unrealized appreciation (depreciation) on investments (b)	15,172,960
Net unrealized appreciation (depreciation) on investments sold short	3,903,031
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(14,508)

Net assets	$172,195,495

Investor Class
Net assets applicable to outstanding shares	$238,490

Shares of beneficial interest outstanding	35,190

Net asset value per share outstanding	$6.78
Maximum sales charge (5.50% of offering price)	0.39

Maximum offering price per share outstanding	$7.17

Class A
Net assets applicable to outstanding shares	$394,293

Shares of beneficial interest outstanding	58,054

Net asset value per share outstanding	$6.79
Maximum sales charge (5.50% of offering price)	0.40

Maximum offering price per share outstanding	$7.19

Class C
Net assets applicable to outstanding shares	$158,839

Shares of beneficial interest outstanding	23,925

Net asset value and offering price per share outstanding	$6.64

Class I
Net assets applicable to outstanding shares	$171,403,873

Shares of beneficial interest outstanding	25,150,259

Net asset value and offering price per share outstanding	$6.82

(a)	Net of foreign capital gains tax of $14,624.

(b)	Net of foreign capital gains tax of $19,202.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$6,746,240
Interest (b)	131

Total income	6,746,371

Expenses
Manager (See Note 3)	1,601,682
Broker fees and charges on short sales	1,559,097
Dividends on investments sold short	762,001
Custodian	194,084
Professional fees	58,302
Registration	55,887
Transfer agent (See Note 3)	11,703
Shareholder communication	5,339
Trustees	3,988
Distribution/Service—Investor Class (See Note 3)	523
Distribution/Service—Class A (See Note 3)	378
Distribution/Service—Class C (See Note 3)	1,357
Miscellaneous	20,872

Total expenses before waiver/reimbursement	4,275,213
Expense waiver/reimbursement from Manager (See Note 3)	(287)

Net expenses	4,274,926

Net investment income (loss)	2,471,445

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (c)	(2,263,643)
Investments sold short	4,138,939
Futures transactions	(152,720)
Foreign currency transactions	(68,007)

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	1,654,569

Net change in unrealized appreciation (depreciation) on:
Investments (d)	14,097,696
Investments sold short	(2,078,918)
Translation of other assets and liabilities in foreign currencies	(10,884)

Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	12,007,894

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	13,662,463

Net increase (decrease) in net assets resulting from operations	$16,133,908

(a)	Dividends recorded net of foreign withholding taxes in the amount of $519,052.
(b)	Interest recorded net of foreign withholding taxes in the amount of $6.
(c)	Net of foreign capital gains tax of $14,624.
(d)	Net of foreign capital gains tax of $19,202.

50	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,471,445	$2,556,825
Net realized gain (loss) on investments, futures transactions, investments sold short and foreign currency transactions	1,654,569	4,317,343
Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	12,007,894	(8,824,499)

Net increase (decrease) in net assets resulting from operations	16,133,908	(1,950,331)

Dividends to shareholders:
From net investment income:
Investor Class	(4,623)	(3,935)
Class A	(2,480)	(1,691)
Class C	(1,815)	(1,378)
Class I	(3,876,098)	(2,890,412)

Total dividends to shareholders	(3,885,016)	(2,897,416)

Capital share transactions:
Net proceeds from sale of shares	58,300,388	69,900,339
Net asset value of shares issued to shareholders in reinvestment of dividends	3,884,172	2,896,719
Cost of shares redeemed	(45,412,006)	(51,537,934)

Increase (decrease) in net assets derived from capital share transactions	16,772,554	21,259,124

Net increase (decrease) in net assets	29,021,446	16,411,377

Net Assets
Beginning of year	143,174,049	126,762,672

End of year	$172,195,495	$143,174,049

Undistributed net investment income at end of year	$2,673,303	$3,376,424

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	51

Statement of Cash Flows

for the year ended October 31, 2012

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$16,133,908
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(346,335,999)
Investments sold	316,766,498
Purchases to cover securities sold short	(99,237,983)
Securities sold short	114,606,566
Purchase of short term investments, net	(403,266)
Decrease in investment securities sold receivable	8,992
Increase in dividends and interest receivable	(322,522)
Decrease in other assets	117,810
Decrease in investment securities purchased payable	(31,542)
Increase in broker fees and charges payable on short sales	38,096
Increase in dividends payable for securities sold short	11,880
Decrease in professional fees payable	(3,028)
Increase in custodian payable	20,190
Decrease in shareholder communication payable	(3,854)
Increase in due to Trustees	12
Increase in due to manager	70,206
Increase in due to transfer agent	1,002
Increase in due to NYLIFE Distributors	69
Increase in foreign capital gains tax payable	19,202
Increase in accrued expenses	2,840
Net change in unrealized (appreciation) depreciation on investments	(14,116,898)
Net realized (gain) loss from investments	2,249,019
Net change in unrealized (appreciation) depreciation on securities sold short	2,078,918
Net realized (gain) loss from securities sold short	(4,138,939)

Net cash used in operating activities	(12,468,823)

Cash flows from financing activities:
Proceeds from shares sold	58,204,567
Payment on shares redeemed	(45,412,006)
Cash distributions paid	(844)

Net cash from financing activities	12,791,717

Net increase in cash:	322,894

Cash at beginning of year	144,667

Cash at end of year	$467,561

Non cash financing activities not included herein consist of all reinvestment of dividends and distributions of $3,884,172.

52	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,				February 28, 2008** through October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of period	$6.35	$6.77	$6.31	$5.20	$8.74

Net investment income (loss) (a)	0.09	0.10	0.07	0.07	0.04
Net realized and unrealized gain (loss) on investments	0.48	(0.37)	0.52	1.04	(3.58)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	—	—	—

Total from investment operations	0.57	(0.28)	0.59	1.11	(3.54)

Less dividends:
From net investment income	(0.14)	(0.14)	(0.13)	—	—

Net asset value at end of period	$6.78	$6.35	$6.77	$6.31	$5.20

Total investment return (b)	9.26%	(4.32%)	9.57%	21.35%	(40.50	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%	1.52%	1.06%	1.37%	0.82	% ††
Net expenses (excluding short sale expenses)	1.70%	1.70%	1.70%	1.70%	1.70	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	3.37%	3.09%	3.06%	3.28%	3.40	% ††
Short sale expenses	1.59%	1.27%	1.18%	1.37%	1.19	% ††
Portfolio turnover rate	162%	157%	160%	143%	204%
Net assets at end of period (in 000’s)	$238	$226	$186	$111	$90

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	53

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2012	2011	2010	2009		2008
Net asset value at beginning of year	$6.36	$6.77	$6.31	$5.19		$10.32

Net investment income (loss) (a)	0.10	0.12	0.05	0.07		0.08
Net realized and unrealized gain (loss) on investments	0.48	(0.38)	0.55	1.05		(5.17)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	—	—		—

Total from investment operations	0.58	(0.27)	0.60	1.12		(5.09)

Less dividends and distributions:
From net investment income	(0.15)	(0.14)	(0.14)	—		(0.02)
From net realized gain on investments	—	—	—	—		(0.02)

Total dividends and distributions	(0.15)	(0.14)	(0.14)	—		(0.04)

Net asset value at end of year	$6.79	$6.36	$6.77	$6.31		$5.19

Total investment return (b)	9.37%	(4.08%)	9.49%	21.58	%(c)	(49.50%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64%	1.77%	0.88%	1.27%		0.96%
Net expenses (excluding short sales expenses)	1.58%	1.60%	1.60%	1.60%		1.60%
Expenses (including short sales expenses, before waiver/reimbursement)	3.19%	2.91%	2.87%	3.13%		3.11%
Short sale expenses	1.61%	1.28%	1.15%	1.32%		1.05%
Portfolio turnover rate	162%	157%	160%	143%		204%
Net assets at end of year (in 000’s)	$394	$110	$75	$97		$61

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

54	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$6.22	$6.64	$6.20	$5.15	$10.32

Net investment income (loss) (a)	0.04	0.06	0.02	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	0.47	(0.38)	0.52	1.03	(5.13)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	—	—	—

Total from investment operations	0.51	(0.33)	0.54	1.05	(5.14)

Less dividends and distributions:
From net investment income	(0.09)	(0.09)	(0.10)	—	(0.01)
From net realized gain on investments	—	—	—	—	(0.02)

Total dividends and distributions	(0.09)	(0.09)	(0.10)	—	(0.03)

Net asset value at end of year	$6.64	$6.22	$6.64	$6.20	$5.15

Total investment return (b)	8.41%	(5.06%)	8.84%	20.39%	(49.90%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71%	0.88%	0.33%	0.36%	(0.08%)
Net expenses (excluding short sale expenses)	2.45%	2.45%	2.45%	2.45%	2.41%
Expenses (including short sales expenses, before waiver/reimbursement)	4.14%	3.85%	3.81%	3.98%	3.94%
Short sale expenses	1.60%	1.28%	1.19%	1.32%	1.01%
Portfolio turnover rate	162%	157%	160%	143%	204%
Net assets at end of year (in 000’s)	$159	$121	$100	$69	$44

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	55

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$6.38	$6.80	$6.34	$5.21	$10.32

Net investment income (loss) (a)	0.11	0.13	0.09	0.09	0.22
Net realized and unrealized gain (loss) on investments	0.50	(0.38)	0.52	1.04	(5.29)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	—	—	—

Total from investment operations	0.61	(0.26)	0.61	1.13	(5.07)

Less dividends and distributions:
From net investment income	(0.17)	(0.16)	(0.15)	—	(0.02)
From net realized gain on investments	—	—	—	—	(0.02)

Total dividends and distributions	(0.17)	(0.16)	(0.15)	—	(0.04)

Net asset value at end of year	$6.82	$6.38	$6.80	$6.34	$5.21

Total investment return (b)	9.46%	(3.87%)	9.83%	21.69%	(49.29%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%	1.92%	1.37%	1.74%	2.80%
Net expenses (excluding short sale expenses)	1.34%	1.35%	1.35%	1.35%	1.35%
Expenses (including short sales expenses, before waiver/reimbursement)	2.93%	2.65%	2.65%	2.92%	2.73%
Short sale expenses	1.59%	1.27%	1.18%	1.36%	0.98%
Portfolio turnover rate	162%	157%	160%	143%	204%
Net assets at end of year (in 000’s)	$171,404	$142,717	$126,402	$111,823	$75,912

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

56	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay 130/30 Core Fund and MainStay 130/30 International Fund (collectively, referred to as the “130/30 Funds” and each individually referred to as a “130/30 Fund”). Each is a diversified fund. Each 130/30 Fund is the successor of a series of Eclipse Funds Inc. with the same name (each a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective 130/30 Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

A 130/30 fund generally is a fund that invests up to approximately 130 percent of its assets in long positions (either directly or indirectly through derivatives), while up to approximately 30 percent of its assets are sold short (either directly or indirectly through derivatives). The proceeds from the short strategies may be used to purchase all or a portion of the additional 30% of the long positions.

Class A, Class C and Class I shares of the 130/30 Funds commenced operations on the dates indicated below:

Commencement of Operations	Funds
June 29, 2007	MainStay 130/30 Core Fund
September 28, 2007	MainStay 130/30 International Fund

Investor Class shares for the 130/30 Funds commenced operations on February 28, 2008.

The 130/30 Funds each currently offer four classes of shares. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV without imposition of a front-end sales charge or a CDSC. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the 130/30 Funds is as follows:

The MainStay 130/30 Core Fund seeks long-term growth of capital.

The MainStay 130/30 International Fund seeks long-term growth of capital.

Prior to February 28, 2012, the investment objective for each of the 130/30 Funds was as follows:

The MainStay 130/30 Core Fund seeks long-term growth of capital with income as a secondary consideration.

The MainStay 130/30 International Fund seeks to provide long-term growth of capital with income as a secondary consideration.

Note 2–Significant Accounting Policies

The 130/30 Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the 130/30 Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of each 130/30 Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of each 130/30 Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the 130/30 Funds’ third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

mainstayinvestments.com	57

Notes to Financial Statements (continued)

“Fair value” is defined as the price that a 130/30 Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the 130/30 Funds. Unobservable inputs reflect each 130/30 Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each 130/30 Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for each 130/30 Fund’s investments is included at the end of each 130/30 Fund’s Portfolio of Investments.

The valuation techniques used by the 130/30 Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The 130/30 Funds may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the 130/30 Funds’ Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the 130/30 Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The 130/30 Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the 130/30 Funds’ Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the MainStay 130/30 International Fund held securities with a value of $(439,663) that were fair valued in such a manner. Additionally as of October 31, 2012, the MainStay 130/30 Core Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the 130/30 Funds principally trade, and the time at which the 130/30 Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the 130/30 Funds’ Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the 130/30 Funds’ policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, foreign equity securities held by the 130/30 Funds were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

58	MainStay 130/30 Funds

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a 130/30 Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the 130/30 Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a 130/30 Fund’s could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a 130/30 Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the 130/30 Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  Each 130/30 Fund is treated as a separate entity for federal income tax purposes. The 130/30 Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each 130/30 Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the 130/30 Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the 130/30 Funds’ financial statements. The 130/30 Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the 130/30 Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, and a portion of which may be recoverable. The 130/30 Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The MainStay 130/30 International Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The 130/30 International Fund will accrue such taxes as applicable based upon their current interpretation of tax rules and reguations that exist in the market in which they invest. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the MainStay 130/30 International Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended October 31, 2012, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The 130/30 Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective 130/30 Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The 130/30 Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the 130/30 Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each 130/30 Fund,

mainstayinvestments.com	59

Notes to Financial Statements (continued)

including those of related parties to the 130/30 Funds, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The 130/30 Funds may enter into repurchase agreements to earn income. The 130/30 Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the 130/30 Funds’ Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a 130/30 Fund to the seller secured by the securities transferred to the respective 130/30 Fund.

When the 130/30 Funds invest in repurchase agreements, the 130/30 Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the 130/30 Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective 130/30 Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The MainStay 130/30 International Fund is subject to equity price risk in the normal course of investment in these transactions. The MainStay 130/30 International Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The MainStay 130/30 International Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the MainStay 130/30 International Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the MainStay 130/30 International Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the MainStay 130/30 International Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the MainStay 130/30 International Fund, the MainStay 130/30 International Fund may not be entitled to the return of all of the margin owed to the MainStay 130/30 International Fund, potentially resulting in a loss. The MainStay 130/30 International Fund’s investment in futures contracts and other derivatives may increase the volatility of the MainStay 130/30 International Fund’s NAV and may result in a loss to the MainStay 130/30 International Fund. The MainStay 130/30 International Fund had no open futures contracts as of October 31, 2012.

(J)  Securities Sold Short.  The 130/30 Funds typically engage in short sales as part of their investment strategies. When a 130/30 Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities, as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the 130/30 Funds sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense on the Statement of Operations.

(K)  Foreign Currency Forward Contracts.  The 130/30 Funds may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The 130/30 Funds are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the 130/30 Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the 130/30 Funds’ basis in the contract. The 130/30 Funds may enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the 130/30 Funds’ returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a 130/30 Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the 130/30 Funds may enter into forward contracts to reduce currency exchange risks, changes in cur-

60	MainStay 130/30 Funds

rency exchange rates may result in poorer overall performance for the 130/30 Funds than if they had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the 130/30 Funds’ assets. Moreover, there may be an imperfect correlation between the 130/30 Funds’ holdings of securities denominated in a particular currency and the forward contracts entered into by the 130/30 Funds. Such imperfect correlation may prevent the 130/30 Funds from achieving the intended hedge or expose the 130/30 Funds to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects a 130/30 Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2012, the 130/30 Funds did not hold any foreign currency forward contracts.

(L)  Foreign Currency Transactions.  The books and records of the 130/30 Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the 130/30 Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The 130/30 Funds may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The 130/30 Funds could also lose the entire value of their investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The 130/30 Funds are exposed to risk until each sale is completed.

(N)  Securities Lending.  In order to realize additional income, the 130/30 Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the 130/30 Funds do engage in securities lending, the 130/30 Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the 130/30 Funds’ cash collateral in accordance with the Lending Agreement between the 130/30 Funds and State Street, and indemnify the 130/30 Funds’ portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The 130/30 Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The 130/30 Funds may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The 130/30 Funds will receive compensation for lending their securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The 130/30 Funds also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the 130/30 Funds.

Although the 130/30 Funds and New York Life Investments have temporarily suspended securities lending, the 130/30 Funds and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The 130/30 Funds had no portfolio securities on loan as of October 31, 2012.

(O)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows of each 130/30 Fund is the amount included in the 130/30 Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(P)  Concentration of Risk.  The MainStay 130/30 International Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the MainStay 130/30 International Fund to meet its obligations may be affected by economic or political developments in a specific country, industry or region.

(Q)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the 130/30 Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The 130/30 Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against

mainstayinvestments.com	61

Notes to Financial Statements (continued)

the 130/30 Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the 130/30 Funds.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the 130/30 Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the 130/30 Funds’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

MainStay 130/30 Core Fund

Fair value of derivative instruments as of October 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$44,845	$44,845

Total Fair Value		$44,845	$44,845

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$1,593	$1,593
Rights Sold Short	Net realized gain (loss) on investments sold short	(9,380)	(9,380)
Warrants	Net realized gain (loss) on security transactions	(1)	(1)

Total Realized Gain (Loss)		$(7,788)	$(7,788)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$22,637	$22,637

Total Change in Unrealized Appreciation (Depreciation)		$22,637	$22,637

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights Sold Short	(2,153)	(2,153)
Warrants	11,648	11,648

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2012.

MainStay 130/30 International Fund

Fair value of derivatives instruments as of October 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$3,962	$3,962

Total Fair Value		$3,962	$3,962

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012.:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$65,663	$65,663
Rights Sold Short	Net realized gain (loss) on investments sold short	161,770	161,770
Futures Contracts	Net realized gain (loss) on futures transactions	(152,720)	(152,720)

Total Realized Gain (Loss)		$74,713	$74,713

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(6,977)	$(6,977)

Total Change in Unrealized Appreciation (Depreciation)		$(6,977)	$(6,977)

62	MainStay 130/30 Funds

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights (1)	182,702	182,702
Warrants (1)	112,585	112,585
Rights Sold Short (1)	(145,334)	(145,334)
Futures Contracts Long (2)	64	64

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2012.

(2)	Amount disclosed represents the actual average held during the year ended October 31, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the 130/30 Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the 130/30 Funds. Except for the portion of salaries and expenses that are the responsibility of the 130/30 Funds, the Manager pays the salaries and expenses of all personnel affiliated with the 130/30 Funds and certain operational expenses of the 130/30 Funds. The 130/30 Funds reimburse New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Madison Square Investors LLC (“Madison Square Investors” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to and is responsible for the day-to-day portfolio management of the 130/30 Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Madison Square Investors, New York Life Investments pays for the Subadvisor’s services.

Each 130/30 Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of average daily net assets of each 130/30 Fund as follows:

MainStay 130/30 Core Fund	1.00%
MainStay 130/30 International Fund	1.10

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares as shown in the table below. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Class A
MainStay 130/30 Core Fund	1.50%
MainStay 130/30 International Fund	1.60

New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of each 130/30 Fund. These agreements will remain in effect until February 28, 2013 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of each 130/30 Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages:

	Investor Class	Class C
MainStay 130/30 Core Fund	1.60%	2.35%
MainStay 130/30 International Fund	1.70	2.45

These voluntary waivers or reimbursements may be discontinued at any time without notice.

For the year ended October 31, 2012, New York Life Investments earned fees from the 130/30 Funds and waived its fees and/or reimbursed expenses as follows:

	Fees Earned	Fees waived/ reimbursed
MainStay 130/30 Core Fund	$4,474,858	$—
MainStay 130/30 International Fund	1,601,682	287

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the 130/30 Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the 130/30 Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the 130/30 Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the 130/30 Funds’ administrative operations. For providing these services to the 130/30 Funds, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the 130/30 Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The 130/30 Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

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Notes to Financial Statements (continued)

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the 130/30 Funds’ shares and service activities.

(C)  Sales Charges.  The 130/30 Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the year ended October 31, 2012 were as follows:

MainStay 130/30 Core Fund
Investor Class	236
Class A	519

MainStay 130/30 International Fund
Investor Class	221
Class A	552

The MainStay 130/30 Core and MainStay 130/30 International Fund were also advised that the Distributor retained CDSCs on redemptions of Class C shares of $5 and $1, respectively for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the 130/30 Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the 130/30 Funds for the year ended October 31, 2012, were as follows:

MainStay 130/30 Core Fund	Total
Investor Class	$350
Class A	16
Class C	1,043
Class I	10,996

MainStay 130/30 International Fund	Total
Investor Class	$418
Class A	11
Class C	273
Class I	11,001

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the 130/30 Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the 130/30 Funds with the following values and percentages of net assets as follows:

MainStay 130/30 Core Fund
Investor Class	$25,882	17.2%
Class A	22,618	4.5
Class C	21,612	4.8
Class I	22,754,549	4.9

MainStay 130/30 International Fund
Investor Class	$20,676	8.7%
Class A	18,221	4.6
Class C	17,415	11.0

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay 130/30 Core Fund	$15,504,727	$15,495,673	$—	$45,318,698	$76,319,098
MainStay 130/30 International Fund	3,523,192	(29,968,732)	—	15,743,236	(10,702,304)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, return of capital distributions, real estate investment trust (“REIT”) investments and passive foreign investment company (“PFIC”) adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized

64	MainStay 130/30 Funds

gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay 130/30 Core Fund	$(98,519)	$(455,446)	$553,965
MainStay 130/30 International Fund	710,450	(710,450)	—

The reclassifications for the 130/30 Funds are primarily due to short sale adjustments, foreign currency gain (loss), PFIC adjustments, REIT investments and return of capital distributions.

Under the Regulated Investment Company Modernization Act of 2010, the 130/30 Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay 130/30 International Fund

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $29,968,732 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 International Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$1,097	$—
2017	28,872	—
Total	$29,969	$—

The MainStay 130/30 International Fund utilized $1,394,088 of capital loss carryforwards during the year ended October 31, 2012.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012			2011
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay 130/30 Core Fund	$2,634,363	$30,771,977	$33,406,340	$1,166,723	$—	$1,166,723
MainStay 130/30 International Fund	3,885,016	—	3,885,016	2,897,416	—	2,897,416

Note 5–Foreign Currency Transactions

MainStay 130/30 International Fund

As of October 31, 2012, the Fund held the following foreign currencies:

	Currency		Cost			Value
Australian Dollar	AUD	155,032	USD	160,281		USD	160,931
Brazilian Real (a)	BRL	(1)		(0	)(b)		(0	)(b)
Danish Krone	DKK	2		0	(b)		0	(b)
Egyptian Pound	EGP	20		3			3
Euro	EUR	100,113		130,760			129,762
Hong Kong Dollar	HKD	58,783		7,585			7,585
Hungarian Forint	HUF	2		0	(b)		0	(b)
Indian Rupee	INR	1,095		21			20
Indonesian Rupiah	IDR	1		0	(b)		0	(b)
Israeli Shekel	ILS	1		0	(b)		0	(b)

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Notes to Financial Statements (continued)

	Currency		Cost			Value
Japanese Yen	JPY	102,665		1,286			1,286
Malaysian Ringgit (a)	MYR	(3)		(1)			(1)
New Taiwan Dollar	TWD	2,513,134		85,991			86,029
Norwegian Krone (a)	NOK	(423)		(73)			(74)
Pound Sterling	GBP	50,820		81,373			82,011
Singapore Dollar	SGD	10		8			8
South African Rand (a)	ZAR	(2)		(0	)(b)		(0	)(b)
Swiss Franc	CHF	1		1			1
Total			USD	467,235		USD	467,561

(a)	Currency was overdrawn as of October 31, 2012.

(b)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the 130/30 Funds. Custodial fees are charged to the 130/30 Funds based on the market value of securities in the 130/30 Funds and the number of certain cash transactions incurred by the 130/30 Funds.

Note 7–Line of Credit

The 130/30 Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the 130/30 Funds on the amended credit agreement during the year ended October 31, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

For the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
MainStay 130/30 Core Fund	$—	$—	$873,760	$837,872
MainStay 130/30 International Fund	—	—	346,134	316,535

Note 9–Capital Share Transactions

MainStay 130/30 Core Fund

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	6,281	$49,206
Shares issued to shareholders in reinvestment of dividends and distributions	1,368	9,929
Shares redeemed	(2,705)	(21,154)

Net increase (decrease) in shares outstanding before conversion	4,944	37,981
Shares converted from Investor Class (See Note 1)	(2,084)	(15,816)

Net increase (decrease)	2,860	$22,165

Year ended October 31, 2011:
Shares sold	10,887	$84,990
Shares issued to shareholders in reinvestment of dividends	3	24
Shares redeemed	(5,910)	(44,645)

Net increase (decrease) in shares outstanding before conversion	4,980	40,369
Shares converted from Investor Class (See Note 1)	(679)	(4,916)

Net increase (decrease)	4,301	$35,453

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	72,044	$572,952
Shares issued to shareholders in reinvestment of dividends and distributions	3,986	29,018
Shares redeemed	(70,619)	(570,116)

Net increase (decrease) in shares outstanding before conversion	5,411	31,854
Shares converted into Class A (See Note 1)	2,078	15,816

Net increase (decrease)	7,489	$47,670

Year ended October 31, 2011:
Shares sold	31,040	$248,859
Shares issued to shareholders in reinvestment of dividends	21	162
Shares redeemed	(10,231)	(80,184)

Net increase (decrease) in shares outstanding before conversion	20,830	168,837
Shares converted into Class A (See Note 1)	676	4,916

Net increase (decrease)	21,506	$173,753

66	MainStay 130/30 Funds

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	19,174	$149,939
Shares issued to shareholders in reinvestment of distributions	1,331	9,357
Shares redeemed	(13,303)	(104,987)

Net increase (decrease)	7,202	$54,309

Year ended October 31, 2011:
Shares sold	18,110	$132,920
Shares issued to shareholders in reinvestment of dividends	4	32
Shares redeemed	(9,067)	(68,672)

Net increase (decrease)	9,047	$64,280

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	19,893,100	$154,143,081
Shares issued to shareholders in reinvestment of dividends and distributions	4,571,556	33,326,645
Shares redeemed	(17,135,296)	(136,798,940)

Net increase (decrease)	7,329,360	$50,670,786

Year ended October 31, 2011:
Shares sold	25,423,328	$197,718,153
Shares issued to shareholders in reinvestment of dividends	151,742	1,166,377
Shares redeemed	(23,171,311)	(185,406,139)

Net increase (decrease)	2,403,759	$13,478,391

MainStay 130/30 International Fund

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	7,536	$47,537
Shares issued to shareholders in reinvestment of dividends	755	4,592
Shares redeemed	(5,229)	(32,718)

Net increase (decrease) in shares outstanding before conversion	3,062	19,411
Shares converted into Investor Class (See Note 1)	2,203	14,626
Shares converted from Investor Class (See Note 1)	(5,655)	(35,870)

Net increase (decrease)	(390)	$(1,833)

Year ended October 31, 2011:
Shares sold	12,784	$87,532
Shares issued to shareholders in reinvestment of dividends	569	3,906
Shares redeemed	(4,817)	(33,077)

Net increase (decrease) in shares outstanding before conversion	8,536	58,361
Shares converted from Investor Class (See Note 1)	(358)	(2,110)

Net increase (decrease)	8,178	$56,251

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	43,622	$292,363
Shares issued to shareholders in reinvestment of dividends	398	2,424
Shares redeemed	(6,647)	(43,742)

Net increase (decrease) in shares outstanding before conversion	37,373	251,045
Shares converted into Class A (See Note 1)	5,650	35,870
Shares converted from Class A (See Note 1)	(2,199)	(14,626)

Net increase (decrease)	40,824	$272,289

Year ended October 31, 2011:
Shares sold	21,113	$149,079
Shares issued to shareholders in reinvestment of dividends	240	1,647
Shares redeemed	(15,519)	(105,453)

Net increase (decrease) in shares outstanding before conversion	5,834	45,273
Shares converted into Class A (See Note 1)	358	2,110

Net increase (decrease)	6,192	$47,383

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	5,799	$36,536
Shares issued to shareholders in reinvestment of dividends	278	1,670
Shares redeemed	(1,675)	(10,861)

Net increase (decrease)	4,402	$27,345

Year ended October 31, 2011:
Shares sold	4,676	$32,926
Shares issued to shareholders in reinvestment of dividends	183	1,237
Shares redeemed	(438)	(2,920)

Net increase (decrease)	4,421	$31,243

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	9,339,744	$57,923,952
Shares issued to shareholders in reinvestment of dividends	635,326	3,875,486
Shares redeemed	(7,176,794)	(45,324,685)

Net increase (decrease)	2,798,276	$16,474,753

Year ended October 31, 2011:
Shares sold	10,568,436	$69,630,802
Shares issued to shareholders in reinvestment of dividends	420,048	2,889,929
Shares redeemed	(7,215,858)	(51,396,484)

Net increase (decrease)	3,772,626	$21,124,247

Note 10–Litigation

The MainStay 130/30 Core Fund has been named as a defendant and a putative member of the proposed defendant group of shareholders in the case entitled Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (In re Tribune Company), No. 12-2652 (S.D.N.Y) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune

mainstayinvestments.com	67

Notes to Financial Statements (continued)

effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the MainStay 130/30 Core Fund in October 2012, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to recover proceeds received by shareholders through the LBO from a putative defendant class comprised of former Tribune shareholders other than the insiders, major shareholders and certain other defendants. The sole claim and cause of action brought against the MainStay 130/30 Core Fund either as a named defendant or as a member of the putative defendant class is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the MainStay 130/30 Core Fund as a defendant.

The FitzSimons and Deutsche Bank actions have been consolidated with the majority of the other LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y) (the “MDL Proceeding”). On November 6, 2012,

the defendants moved to dismiss the SLCFC actions. The Court has not yet issued a decision on the motion, but the suits are expected to be dismissed as to the MainStay 130/30 Fund due to the amount of proceeds received by the Fund.

The lawsuits do not allege any misconduct on the part of the MainStay 130/30 Core Fund. The value of the proceeds received by the MainStay 130/30 Core Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay 130/30 Core Fund	$45,424	$44,515

At this stage of the proceedings, management is not able to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the MainStay 130/30 Core Funds NAVs.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the 130/30 Funds as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the 130/30 Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

68	MainStay 130/30 Funds

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of MainStay Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MainStay 130/30 Core Fund and MainStay 130/30 International Fund (the “Funds”), two of the funds constituting MainStay Funds Trust, as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay 130/30 Core Fund and MainStay 130/30 International Fund of MainStay Funds Trust as of October 31, 2012, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	69

Federal Income Tax Information

(Unaudited)

The 130/30 Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the 130/30 Funds during such fiscal years. Accordingly, 130/30 Core Fund paid $30,771,977 as long term capital gain distribution.

For the fiscal year ended October 31, 2012, the MainStay 130/30 Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

130/30 Core Fund	$11,369,807
130/30 International Fund	6,378,132

The dividends paid by the following 130/30 Funds during the fiscal year ended October 31, 2012 should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend-received deduction.

DRD%
130/30 Core Fund	73.9%
130/30 International Fund	—%

In accordance with federal tax law, the MainStay 130/30 International Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2012:

•	the total amount of taxes credited to foreign countries was $500,385.

•	the total amount of income sourced from foreign countries was $7,183,224.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2012 calendar year with form 1099-DIV, which will be mailed during February 2013.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the 130/30 Funds’ fiscal year end October 31, 2012.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the 130/30 Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The 130/30 Funds are required to file with the SEC their proxy voting records for each 130/30 Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each 130/30 Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each 130/30 Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

70	MainStay 130/30 Funds

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	71

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

72	MainStay 130/30 Funds

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	73

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

74	MainStay 130/30 Funds

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	75

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

76	MainStay 130/30 Funds

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	77

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

78	MainStay 130/30 Funds

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28210 MS265-12	MS30ALL11-12/12 NL0C2

MainStay Balanced Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes- tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market move-ments. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange pro-vided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.87 9.92%	1.40 2.56%	5.90 6.50%	1.39 1.39%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.11 10.17	1.57 2.72	5.99 6.59	1.20 1.20
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4.11	1.41	5.72	2.14
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	9.11	1.78	5.72	2.14
Class C Shares[5]	Maximum 1% CDSC	With sales charges	8.11	1.78	5.72	2.14
	if Redeemed Within One Year of Purchase	Excluding sales charges	9.11	1.78	5.72	2.14
Class I Shares	No Sales Charge		10.43	3.01	6.95	0.95
Class R1 Shares[4]	No Sales Charge		10.33	2.91	6.83	1.05
Class R2 Shares[4]	No Sales Charge		10.06	2.65	6.57	1.30
Class R3 Shares[6]	No Sales Charge		9.76	2.40	6.31	1.55

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees.
Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A, B, R1 and R2 shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B, R1 and R2 shares might have been different.
5.	Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 2, 2004) through January 1, 2004, and the historical performance of Class I shares through December 29, 2002, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class C shares might have been different.
6.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class I shares through April 27, 2006,

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Value Index[7]	14.99%	1.68%	10.63%
Balanced Composite Index[8]	10.83	3.92	8.70
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[9]	4.54	5.59	4.79
Average Lipper Mixed-Asset Target Allocation Growth Fund[10]	9.58	0.60	6.39

adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been different.
7.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index weighted 60%/40%, respectively. The Balanced Composite Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds. The Fund has selected the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index as an additional benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,026.90	$7.08	$1,018.10	$7.05

Class A Shares	$1,000.00	$1,027.90	$6.17	$1,019.10	$6.14

Class B Shares	$1,000.00	$1,023.00	$10.88	$1,014.40	$10.84

Class C Shares	$1,000.00	$1,023.40	$10.88	$1,014.40	$10.84

Class I Shares	$1,000.00	$1,029.10	$4.90	$1,020.30	$4.88

Class R1 Shares	$1,000.00	$1,029.00	$5.41	$1,019.80	$5.38

Class R2 Shares	$1,000.00	$1,027.70	$6.68	$1,018.60	$6.65

Class R3 Shares	$1,000.00	$1,026.10	$7.94	$1,017.30	$7.91

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.39% for Investor Class, 1.21% for Class A, 2.14% for Class B and Class C, 0.96% for Class I, 1.06% for Class R1, 1.31% for Class R2 and 1.56% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡Less	than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2012 (excluding short-term investments)

1.	United States Treasury Notes, 0.25%–2.25%, due 6/15/14–8/15/22

2.	Federal Home Loan Mortgage Corporation, 0.50%–1.75%, due 11/25/14–8/1/19

3.	Federal National Mortgage Association, 0.375%–2.75%, due 3/13/14–12/20/17

4.	Bank of America Corp.

5.	Citigroup, Inc.
6.	JPMorgan Chase & Co.

7.	KeyCorp

8.	Marathon Petroleum Corp.

9.	AT&T, Inc.

10.	Duke Energy Corp.

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of New York Life Investments,1 the Fund’s Manager, and Harvey J. Fram, CFA, of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay Balanced Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay Balanced Fund returned 9.92% for Investor Class shares, 10.17% for Class A shares and 9.11% for Class B shares and Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 10.43%, Class R1 shares returned 10.33%, Class R2 shares returned 10.06% and Class R3 shares returned 9.76%. Investor Class, Class A, Class I, Class R1, Class R2 and Class R3 shares outperformed—and Class B and Class C shares underperformed—the 9.58% return of the average Lipper2 mixed-asset target allocation growth fund for the 12 months ended October 31, 2012. All share classes underperformed the 14.99% return of the Russell Midcap® Value Index3 for the same period. The Russell Midcap® Value Index is the Fund’s broad-based securities-market index. All share classes outperformed the 4.54% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.4 The Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is an additional benchmark of the Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in a mix of stocks and bonds, while the Russell Midcap® Value Index consists entirely of mid-cap value stocks. The Fund has a sizable allocation to bonds, which underperformed the Russell Midcap® Value Index during the reporting period. It is not surprising, therefore, that all share classes of the Fund trailed the Index.

The equity portion of the Fund outperformed the Russell Midcap® Value Index during the reporting period, driven primarily by strong performance of the underlying quantitative stock-selection model. The model proved most effective in the health care, consumer discretionary and consumer staples sectors. Gains in these sectors were partially offset by poor stock selection in industrials, information technology and utilities.

In the fixed-income portion of the Fund, we maintained overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in investment-grade corporate bonds, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities during the first half of the reporting period. These sectors performed well, resulting in positive excess performance relative to this Index. The Fund’s positioning in the corporate bond and commercial mortgage-backed securities sectors provided the greatest benefit to the fixed-income portion of the Fund during the first half of the reporting period. As the global economy slowed, rising systemic risk emanating from Europe prompted the fixed-income portion of the Fund to reduce its overweight positions in spread,5 or non-U.S. Treasury, sectors during the second half of the reporting period. With spread sectors performing poorly at the start of the second half of the reporting period, the reduction of spread assets was beneficial to the performance of the Fund. During the latter part of the reporting period, several actions by central banks reduced systemic risk, prompting the Fund to once again increase its exposure to spread assets. During this latter period, spread assets performed well. The Fund kept pace with the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index during the second half of the reporting period.

During the reporting period, which equity sectors were the strongest positive contributors to the Fund’s relative performance and which equity sectors were particularly weak?

The equity sectors that provided the strongest positive contributions to the Fund’s relative performance were health care, consumer discretionary and consumer staples. (Contributions take weightings and total returns into account.) In health care, hospital companies, including an overweight position in HCA Holdings, contributed positively, having received a boost from the U.S. Supreme Court’s decision to uphold The Patient Protection and Affordable Care Act, commonly known as Obamacare. In the consumer discretionary sector, an underweight position in office supply retailer Staples proved effective, as that stock performed poorly. Moving from an underweight to an overweight position in home builder PulteGroup contrib- uted positively, as the company’s share price more than tripled during the reporting period. Within the consumer staples sec- tor, a position in Dean Foods was the most significant contributor. The company announced plans to spin off its plant-based foods division, which makes soy milk, a high-growth business.

Major detractors from relative performance in the equity portion of the Fund included the industrials, information technology and utilities sectors. Within industrials, an overweight position in railroad stocks, such as Norfolk Southern, hurt relative

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the Russell Midcap® Value Index.
4.	See footnote on page 6 for more information on the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com	9

performance when reduced coal shipments placed pressure on those stocks. Within information technology, a number of large-cap stocks, including computer companies Hewlett-Packard and Dell, hurt relative performance. Utilities underperformed the Russell Midcap® Value Index. Although our underweight position in the sector made a positive contribution, this was more than offset by poor utility stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

In the equity portion of the Fund, the strongest individual contributors to absolute performance were consumer finance company Discover Financial, chemical company LyondellBasell Industries and home builder PulteGroup. The stock price of Internet companies Expedia and AOL more than doubled during the reporting period, and the Fund had modestly overweight positions in both stocks. Expedia benefited from strong growth in its Hotels.com brand. AOL advanced on faster-than-expected growth in advertising revenue.

The stocks that detracted the most from absolute performance in the equity portion of the Fund included computer makers Hewlett-Packard and Dell. For-profit education company Career Education was also a weak performer.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund purchased shares of home builder PulteGroup and health care equipment company Boston Scientific. PulteGroup was purchased as our model picked up on the improvement trend in the housing market. Our model saw Boston Scientific as undervalued.

In the equity portion of the Fund, we reduced our position in real estate investment trust (REIT) Annaly Capital Management and sold our position in supermarket operator Safeway. During the reporting period, high-dividend-yielding companies were in demand by investors and became relatively expensive. Since Annaly fits that profile, we reduced the Fund’s position. We sold the Fund’s position in Safeway because of continuing competitive pressure on the company’s high-end and low-end business from companies like Whole Foods and Costco. This pressure has caused Safeway’s earnings to stagnate.

How did the Fund’s equity sector weightings change during the reporting period?

The Fund’s equity weightings increased in the financials and materials sectors. In both cases, the equity portion of the Fund remained underweight, though less so. During the reporting period, the equity portion of the Fund reduced its weightings in the energy and information technology sectors. In each sector, the Fund moved from an overweight position to one relatively neutral to the weighting of the comparable sector in the Russell Midcap® Value Index.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of October 31, 2012, the equity portion of the Fund was overweight relative to the Russell Midcap® Value Index in the health care and consumer staples sectors. As of the same date, the equity portion of the Fund was underweight relative to this Index in the financials and utilities sectors.

What was the duration6 strategy of the fixed-income portion of the Fund during the reporting period?

The duration of the fixed-income portion of the Fund varied during the reporting period but remained close to the duration of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. There were, however, two periods when the fixed-income portion of the Fund held duration positions that were longer than this Index. The first instance was during the latter part of the first half of the reporting period. With rates moving lower, the longer duration position had a positive impact on performance. The second instance was during the latter part of the reporting period when rates rose. During this portion of the reporting period, having a longer duration detracted from the Fund’s performance.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

There were three instances in which specific factors, risks and market forces prompted asset allocation decisions in the fixed-income portion of the Fund. During the first half of the reporting period, our expectation was that funding pressures in Europe would abate and the U.S. economy would improve. This prompted us to overweight the Fund’s allocation to spread, or non–U.S. Treasury, sectors. This allocation decision proved favorable to the Fund’s performance. The second instance was toward the start of the second half of the reporting period. As global economic risks and systemic risk from Europe rose, we reduced the Fund’s allocation to spread sectors to a more neutral position relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. This allocation decision was a defensive one, and the Fund’s performance at that time was neutral to that of this Index. Toward the latter part of the reporting period, aggressive central bank actions

6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.

10	MainStay Balanced Fund

encouraged a favorable view of spread sectors, and we again increased the Fund’s allocation to those assets.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Overweight positions in investment-grade corporate bonds, mortgage-backed securities and commercial mortgage-backed securities made the strongest positive contributions to the performance of the fixed-income portion of the Fund.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

The Fund made significant purchases and sales when the asset allocation of the Fund was modified. The purpose of these purchases and sales, in the aggregate, was to adjust the Fund’s positions in spread assets.

How did sector weightings change in the fixed-income portion of the Fund during the reporting period?

Within the investment-grade corporate bond sector, the fixed-income portion of the Fund increased its allocation to the financial and industrial subsectors toward the beginning of the reporting period. These overweight allocations were maintained through most of the first half of the reporting period. Toward the end of the first half of the reporting period, these positions were reduced to allocations more neutral to those of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Govern- ment Index. Toward the end of the reporting period, we again increased exposure in the fixed-income portion of the Fund to the financial and industrial subsectors of the investment-grade corporate bond sector to overweight allocations relative to this Index.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of October 31, 2012, the fixed-income portion of the Fund held overweight positions in spread sectors relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. The fixed-income portion of the Fund had its largest overweight allocation to the investment-grade corporate bond sector.

As of the same date, the fixed-income portion of the Fund held an underweight position relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in U.S. Treasury securities. As of October 31, 2012, the duration of the fixed-income portion of the Fund was relatively neutral to that of the Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments††† October 31, 2012

	Principal Amount	Value

Long-Term Bonds 39.9%† Asset-Backed Securities 1.0%
Automobile 0.6%
Ally Auto Receivables Trust Series 2012-1, Class A3 0.93%, due 2/16/16	$300,000	$302,078
Ford Credit Auto Owner Trust Series 2012-A, Class A3 0.84%, due 8/15/16	500,000	503,466
Huntington Auto Trust Series 2012-2, Class A3 0.51%, due 4/17/17	700,000	699,645
Hyundai Auto Receivables Trust Series 2012-A, Class A3 0.72%, due 3/15/16	469,000	470,752
Mercedes-Benz Auto Receivables Trust
Series 2012-1, Class A3 0.47%, due 10/17/16	900,000	900,526
Series 2009-1, Class A3 1.67%, due 1/15/14	132,195	132,464
USAA Auto Owner Trust Series 2012-1, Class A3 0.43%, due 8/15/16	400,000	400,306
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, due 8/22/16	500,000	503,156

		3,912,393

Credit Cards 0.1%
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, due 8/15/17	300,000	302,385

Other ABS 0.3%
CNH Equipment Trust Series 2012-C, Class A3 0.57%, due 12/15/17	500,000	500,000
John Deere Owner Trust
Series 2012-B, Class A3 0.53%, due 7/15/16	500,000	500,119
Series 2012-A, Class A3 0.75%, due 3/15/16	600,000	602,263

		1,602,382

Total Asset-Backed Securities (Cost $5,800,792)		5,817,160

	Principal Amount	Value

Convertible Bond 0.0%‡
Internet 0.0%‡
At Home Corp. 4.75%, due 12/31/49 (a)(b)(c)(d)	$177,810	$18

Total Convertible Bond (Cost $13,325)		18

Corporate Bonds 13.9%
Aerospace & Defense 0.3%
General Dynamics Corp. 2.25%, due 7/15/16	200,000	210,423
Northrop Grumman Corp. 1.85%, due 11/15/15	250,000	256,851
United Technologies Corp. 1.80%, due 6/1/17	950,000	986,260

		1,453,534

Auto Manufacturers 0.1%
Daimler Finance North America LLC 2.30%, due 1/9/15 (e)	600,000	616,102

Banks 2.7%
American Express Bank FSB 6.00%, due 9/13/17	625,000	760,639
♦Bank of America Corp.
3.70%, due 9/1/15	200,000	212,225
4.50%, due 4/1/15	1,600,000	1,713,758
5.65%, due 5/1/18	925,000	1,076,928
Capital One Financial Corp. 2.15%, due 3/23/15	425,000	436,887
♦Citigroup, Inc.
4.587%, due 12/15/15	490,000	534,552
5.50%, due 10/15/14	1,225,000	1,323,338
6.00%, due 8/15/17	400,000	470,848
6.01%, due 1/15/15	100,000	110,088
Goldman Sachs Group, Inc. (The)
3.625%, due 2/7/16	225,000	238,180
5.375%, due 3/15/20	450,000	508,805
6.00%, due 6/15/20	175,000	205,459
HSBC USA, Inc. 2.375%, due 2/13/15	650,000	672,257
♦JPMorgan Chase & Co.
3.25%, due 9/23/22	650,000	666,262
4.35%, due 8/15/21	1,225,000	1,369,186
♦KeyCorp 6.50%, due 5/14/13	950,000	979,436
Morgan Stanley
4.875%, due 11/1/22	500,000	505,466
5.625%, due 9/23/19	600,000	666,284

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2012, excluding short-term investments. May be subject to change daily.

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
PNC Bank N.A. 2.70%, due 11/1/22	$750,000	$754,184
Wachovia Bank 4.80%, due 11/1/14	1,165,000	1,251,124
Wells Fargo & Co.
1.25%, due 2/13/15	300,000	303,474
1.50%, due 7/1/15	800,000	813,199

		15,572,579

Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc.
1.375%, due 7/15/17	800,000	812,060
4.375%, due 2/15/21	300,000	352,698
5.375%, due 11/15/14	750,000	823,112
PepsiCo, Inc. 1.25%, due 8/13/17	625,000	633,579
SABMiller Holdings, Inc. 2.45%, due 1/15/17 (e)	575,000	602,744

		3,224,193

Building Materials 0.0%‡
CRH America, Inc. 4.125%, due 1/15/16	250,000	260,202

Chemicals 0.3%
Dow Chemical Co. (The) 5.70%, due 5/15/18	500,000	597,366
Eastman Chemical Co. 2.40%, due 6/1/17	250,000	259,400
Ecolab, Inc.
3.00%, due 12/8/16	375,000	402,415
4.35%, due 12/8/21	400,000	454,404

		1,713,585

Computers 0.3%
Hewlett-Packard Co.
2.35%, due 3/15/15	975,000	984,622
4.65%, due 12/9/21	475,000	475,470

		1,460,092

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The)
0.362%, due 2/6/14 (f)	500,000	500,315
1.45%, due 8/15/16	150,000	153,818

		654,133

Diversified Financial Services 0.4%
General Electric Capital Corp.
0.638%, due 5/11/16 (f)	525,000	513,632
2.30%, due 4/27/17	1,025,000	1,058,804
6.00%, due 8/7/19	750,000	918,683

		2,491,119

	Principal Amount	Value

Electric 1.6%
Commonwealth Edison Co. 1.95%, due 9/1/16	$350,000	$362,236
Consumers Energy Co. 2.85%, due 5/15/22	200,000	212,073
Detroit Edison Co. (The) 2.65%, due 6/15/22	250,000	261,109
Dominion Resources, Inc. 1.40%, due 9/15/17	650,000	654,122
♦Duke Energy Corp.
1.625%, due 8/15/17	225,000	226,654
3.35%, due 4/1/15	1,225,000	1,301,691
Entergy Louisiana LLC 1.875%, due 12/15/14	150,000	153,734
Great Plains Energy, Inc.
2.75%, due 8/15/13	1,100,000	1,116,419
4.85%, due 6/1/21	210,000	238,558
5.292%, due 6/15/22 (g)	190,000	217,812
Kansas City Power & Light Co. 7.15%, due 4/1/19	1,000,000	1,295,183
NextEra Energy Capital Holdings, Inc. 1.20%, due 6/1/15	250,000	251,330
Nisource Finance Corp. 4.45%, due 12/1/21	400,000	445,129
NSTAR Electric Co. 2.375%, due 10/15/22	400,000	404,930
Pepco Holdings, Inc. 2.70%, due 10/1/15	500,000	518,151
PPL Capital Funding, Inc.
3.50%, due 12/1/22	400,000	410,726
4.20%, due 6/15/22	300,000	322,433
Progress Energy, Inc. 6.05%, due 3/15/14	737,000	787,857
Virginia Electric and Power Co. 2.95%, due 1/15/22	50,000	53,165
Westar Energy, Inc. 6.00%, due 7/1/14	400,000	433,547

		9,666,859

Electronics 0.2%
Thermo Fisher Scientific, Inc. 1.85%, due 1/15/18	1,250,000	1,272,724

Engineering & Construction 0.1%
ABB Finance USA, Inc. 2.875%, due 5/8/22	325,000	336,484

Finance—Auto Loans 0.3%
American Honda Finance Corp. 1.85%, due 9/19/14 (e)	600,000	610,613
Ford Motor Credit Co. LLC
3.00%, due 6/12/17	375,000	383,509
4.25%, due 9/20/22	400,000	414,494

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Auto Loans (continued)
Toyota Motor Credit Corp. 1.25%, due 10/5/17	$500,000	$499,642

		1,908,258

Finance—Commercial 0.1%
Caterpillar Financial Services Corp. 2.05%, due 8/1/16	725,000	755,402

Finance—Consumer Loans 0.2%
John Deere Capital Corp.
1.25%, due 12/2/14	150,000	152,210
1.70%, due 1/15/20	550,000	551,638
2.80%, due 9/18/17	150,000	162,465
5.75%, due 9/10/18	150,000	186,365

		1,052,678

Finance—Credit Card 0.3%
American Express Credit Corp.
1.75%, due 6/12/15	300,000	307,639
2.375%, due 3/24/17	1,150,000	1,209,324

		1,516,963

Finance—Investment Banker/Broker 0.1%
Bear Stearns Cos., Inc. (The) 5.30%, due 10/30/15	600,000	670,631

Finance—Leasing Companies 0.0%‡
Boeing Capital Corp. 2.90%, due 8/15/18	200,000	217,910

Finance—Other Services 0.3%
AON Corp. 3.125%, due 5/27/16	300,000	317,324
National Rural Utilities Cooperative Finance Corp.
3.05%, due 2/15/22	225,000	237,940
5.45%, due 4/10/17	375,000	445,080
NYSE Euronext 2.00%, due 10/5/17	475,000	483,608

		1,483,952

Food 0.6%
General Mills, Inc. 3.15%, due 12/15/21	675,000	719,308
Ingredion, Inc. 1.80%, due 9/25/17	250,000	249,474
Kellogg Co. 1.75%, due 5/17/17	225,000	229,793
Kroger Co. (The) 7.50%, due 1/15/14	585,000	630,500

	Principal Amount	Value

Food (continued)
Mondelez International, Inc. 4.125%, due 2/9/16	$1,225,000	$1,353,127
Unilever Capital Corp. 0.85%, due 8/2/17	225,000	223,078

		3,405,280

Forest Products & Paper 0.1%
International Paper Co. 4.75%, due 2/15/22	475,000	540,873

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	200,000	208,842

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	175,000	182,657

Health Care—Products 0.3%
Baxter International, Inc.
2.40%, due 8/15/22	350,000	355,628
5.375%, due 6/1/18	175,000	212,528
Becton Dickinson and Co. 3.125%, due 11/8/21	600,000	646,351
CR Bard, Inc. 1.375%, due 1/15/18	225,000	226,464
Medtronic, Inc. 3.125%, due 3/15/22	225,000	241,982
Zimmer Holdings, Inc. 1.40%, due 11/30/14	325,000	326,357

		2,009,310

Health Care—Services 0.4%
Aetna, Inc. 1.75%, due 5/15/17	150,000	152,157
Laboratory Corp. of America Holdings 2.20%, due 8/23/17	300,000	309,195
Roche Holdings, Inc. 5.00%, due 3/1/14 (e)	955,000	1,008,487
Unitedhealth Group, Inc. 2.75%, due 2/15/23	250,000	256,954
WellPoint, Inc. 1.875%, due 1/15/18	450,000	456,009

		2,182,802

Insurance 0.5%
MetLife, Inc. 1.756%, due 12/15/17	350,000	355,701
Metropolitan Life Global Funding I
2.00%, due 1/9/15 (e)	525,000	539,896
5.125%, due 6/10/14 (e)	750,000	802,802

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Insurance (continued)
Principal Financial Group, Inc. 8.875%, due 5/15/19	$450,000	$597,924
Prudential Financial, Inc. 4.50%, due 11/16/21	450,000	503,576

		2,799,899

Investment Management/Advisory Services 0.1%
BlackRock, Inc. 1.375%, due 6/1/15	325,000	331,084

Machinery—Diversified 0.1%
Roper Industries, Inc. 6.625%, due 8/15/13	450,000	470,432

Media 0.6%
COX Communications, Inc. 5.45%, due 12/15/14	600,000	658,218
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	300,000	320,831
NBC Universal Media LLC 5.15%, due 4/30/20	325,000	389,204
News America, Inc. 3.00%, due 9/15/22 (e)	300,000	305,756
Reed Elsevier Capital, Inc. 7.75%, due 1/15/14	150,000	162,318
TCM Sub LLC 3.55%, due 1/15/15 (e)	750,000	786,715
Time Warner Cable, Inc. 6.75%, due 7/1/18	325,000	411,428
Viacom, Inc. 1.25%, due 2/27/15	400,000	403,883

		3,438,353

Miscellaneous—Manufacturing 0.0%‡
General Electric Co. 2.70%, due 10/9/22	200,000	201,110

Oil & Gas 0.3%
Marathon Oil Corp. 0.90%, due 11/1/15	800,000	802,830
Occidental Petroleum Corp. 1.75%, due 2/15/17	475,000	491,194
Phillips 66 2.95%, due 5/1/17 (e)	375,000	399,950

		1,693,974

Oil & Gas Services 0.0%‡
Cameron International Corp. 1.60%, due 4/30/15	125,000	127,046

	Principal Amount	Value

Packaging & Containers 0.1%
Bemis Co., Inc. 5.65%, due 8/1/14	$775,000	$833,668

Pharmaceuticals 0.3%
Cardinal Health, Inc.
1.90%, due 6/15/17	125,000	127,135
4.00%, due 6/15/15	300,000	321,848
Express Scripts Holding Co. 2.10%, due 2/12/15 (e)	600,000	613,679
Merck & Co., Inc. 2.40%, due 9/15/22	500,000	509,229
Watson Pharmaceuticals, Inc. 3.25%, due 10/1/22	300,000	309,147

		1,881,038

Pipelines 0.4%
Energy Transfer Partners, L.P. 5.20%, due 2/1/22	500,000	573,955
Enterprise Products Operating LLC 1.25%, due 8/13/15	250,000	252,665
ONEOK Partners, L.P. 2.00%, due 10/1/17	100,000	102,045
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	800,000	1,084,841
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (e)	525,000	527,853

		2,541,359

Real Estate 0.1%
WEA Finance LLC / WT Finance Aust Pty, Ltd. 5.75%, due 9/2/15 (e)	250,000	278,538

Real Estate Investment Trusts 0.9%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	1,275,000	1,426,238
DDR Corp. 4.75%, due 4/15/18	800,000	897,793
Hospitality Properties Trust 6.30%, due 6/15/16	600,000	660,906
National Retail Properties, Inc. 6.25%, due 6/15/14	225,000	242,377
ProLogis, L.P. 6.625%, due 5/15/18	1,300,000	1,541,345
Realty Income Corp. 2.00%, due 1/31/18	475,000	479,051

		5,247,710

Retail 0.1%
Home Depot, Inc. (The) 4.40%, due 4/1/21	500,000	593,433

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Retail (continued)
McDonald’s Corp. 1.875%, due 5/29/19	$75,000	$77,533

		670,966

Savings & Loans 0.0%‡
Massmutual Global Funding II 2.50%, due 10/17/22 (e)	200,000	198,498

Semiconductors 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (e)	525,000	530,751
Texas Instruments, Inc. 1.65%, due 8/3/19	300,000	301,221

		831,972

Software 0.2%
Oracle Corp. 2.50%, due 10/15/22	900,000	916,241

Telecommunications 0.6%
♦AT&T, Inc. 1.70%, due 6/1/17	300,000	309,430
2.40%, due 8/15/16	575,000	607,731
2.95%, due 5/15/16	375,000	402,379
Cellco Partnership / Verizon Wireless Capital LLC 5.55%, due 2/1/14	950,000	1,006,908
Qwest Corp. 6.75%, due 12/1/21	300,000	358,808
Verizon Communications, Inc.
2.00%, due 11/1/16	300,000	313,563
4.60%, due 4/1/21	650,000	773,722

		3,772,541

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	400,000	466,354

Total Corporate Bonds (Cost $77,158,998)		81,557,947

Foreign Government Bonds 0.4%
Regional (State & Province) 0.4%
Province of Manitoba Canada 2.625%, due 7/15/15	200,000	211,400
Province of Ontario
1.10%, due 10/25/17	950,000	951,520
2.30%, due 5/10/16	550,000	579,865
Province of Quebec 3.50%, due 7/29/20	400,000	445,400

		2,188,185

	Principal Amount	Value

Sovereign 0.0%‡
Poland Government International Bond 5.00%, due 3/23/22	$150,000	$174,778

Total Foreign Government Bonds (Cost $2,307,504)		2,362,963

Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.4%
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	500,000	521,405
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (f)	450,000	517,784
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	600,000	691,369
Morgan Stanley Capital I, Inc. Series 2007-T25, Class A3 5.514%, due 11/12/49 (f)	600,000	699,619
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	100,000	115,660

		2,545,837

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.2%
Fosse Master Issuer PLC Series 2011-1A, Class A5 1.825%, due 10/18/54 (e)(f)	365,000	376,864
Holmes Master Issuer PLC Series Reg S 1.99%, due 10/15/54 (e)(f)	595,000	610,163
Permanent Master Issuer PLC Series 2011-2A, Class 1A2 1.89%, due 7/15/42 (e)(f)	250,000	255,931

		1,242,958

Total Mortgage-Backed Securities (Cost $3,681,243)		3,788,795

U.S. Government & Federal Agencies 19.5%
Federal Home Loan Bank 0.2%
1.375%, due 5/28/14	1,000,000	1,018,058

♦Federal Home Loan Mortgage Corporation 1.6%
0.50%, due 4/17/15	1,400,000	1,404,596
0.53%, due 11/20/15	500,000	500,364
0.55%, due 2/27/15	725,000	725,862
0.60%, due 5/22/15	600,000	600,943
0.75%, due 11/25/14	1,475,000	1,487,849
1.00%, due 3/8/17	1,550,000	1,565,655

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal Home Loan Mortgage Corporation (continued)
1.00%, due 7/28/17	$625,000	$631,525
1.00%, due 9/27/17	225,000	225,549
1.25%, due 8/1/19	400,000	399,876
1.75%, due 9/10/15	1,000,000	1,037,245
1.75%, due 5/30/19	1,000,000	1,033,618

		9,613,082

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Security) 0.2%
3.50%, due 12/1/41 TBA (h)	1,100,000	1,167,031

♦Federal National Mortgage Association 1.4%
0.375%, due 3/16/15	1,250,000	1,250,232
0.75%, due 12/19/14	1,400,000	1,411,794
0.875%, due 12/20/17	1,200,000	1,198,800
1.25%, due 1/30/17	750,000	768,268
1.375%, due 11/15/16	2,900,000	2,985,106
2.75%, due 3/13/14	400,000	413,477

		8,027,677

Federal National Mortgage Association (Mortgage Pass-Through Security) 0.1%
3.50%, due 12/1/41 TBA (h)	500,000	531,641

Government National Mortgage Association (Mortgage Pass-Through Security) 0.2%
3.50%, due 11/1/41 TBA (h)	1,100,000	1,197,109

♦United States Treasury Notes 15.8%
0.25%, due 9/30/14	8,650,000	8,644,256
0.25%, due 5/15/15	4,610,000	4,598,835
0.25%, due 8/15/15	4,400,000	4,386,250
0.25%, due 9/15/15	5,020,000	5,002,350
0.25%, due 10/15/15	1,580,000	1,573,952
0.375%, due 4/15/15	10,225,000	10,233,783
0.625%, due 8/31/17	5,175,000	5,160,852
0.625%, due 9/30/17	2,825,000	2,815,067
0.75%, due 6/15/14	6,860,000	6,913,323
0.875%, due 7/31/19	2,695,900	2,658,831
1.00%, due 6/30/19	3,900,000	3,882,937
1.00%, due 8/31/19	500,000	496,680
1.00%, due 9/30/19	6,350,000	6,300,889
1.125%, due 5/31/19	3,800,000	3,818,704
1.25%, due 9/30/15	1,925,000	1,973,275
1.375%, due 9/30/18	1,760,000	1,806,888
1.50%, due 8/31/18	6,500,000	6,722,930

	Principal Amount	Value

♦United States Treasury Notes (continued)
1.625%, due 8/15/22	$4,175,000	$4,152,167
2.25%, due 7/31/18	11,055,000	11,907,440

		93,049,409

Total U.S. Government & Federal Agencies (Cost $113,311,080)		114,604,007

Yankee Bonds 4.5% (i)
Aerospace & Defense 0.1%
BAE Systems PLC 3.50%, due 10/11/16 (e)	350,000	372,288

Auto Manufacturers 0.0%‡
Volkswagen International Finance N.V. 1.625%, due 3/22/15 (e)	250,000	253,755

Banks 1.9%
Bank of Montreal 1.95%, due 1/30/18 (e)	800,000	836,640
Bank of Nova Scotia 1.95%, due 1/30/17 (e)	725,000	758,205
BNP Paribas S.A. 2.375%, due 9/14/17	425,000	428,115
Commonwealth Bank of Australia 1.95%, due 3/16/15	400,000	410,986
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA / Utrect
3.375%, due 1/19/17	250,000	268,873
3.875%, due 2/8/22	1,700,000	1,838,562
HSBC Bank PLC 3.50%, due 6/28/15 (e)	900,000	957,897
Korea Development Bank 3.875%, due 5/4/17	400,000	433,988
Landwirtschaftliche Rentenbank 2.50%, due 2/15/16	350,000	371,280
Nordea Bank Sweden AB 5.25%, due 11/30/12 (e)	1,400,000	1,403,789
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	600,000	615,067
Societe Generale S.A. 2.75%, due 10/12/17	350,000	352,657
Svenska Handelsbanken AB 2.875%, due 4/4/17	600,000	633,960
Toronto-Dominion Bank (The) 1.50%, due 3/13/17 (e)	400,000	410,640
UBS A.G. 2.25%, due 1/28/14	900,000	913,663
Westpac Banking Corp. 1.125%, due 9/25/15	350,000	352,440

		10,986,762

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Beverages 0.1%
Diageo Capital PLC 1.50%, due 5/11/17	$250,000	$254,894
Heineken N.V. 1.40%, due 10/1/17 (e)	450,000	452,024

		706,918

Electric 0.1%
GDF Suez 1.625%, due 10/10/17 (e)	275,000	276,870
Hydro-Quebec 2.00%, due 6/30/16	550,000	574,695

		851,565

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (e)	400,000	412,520

Iron & Steel 0.0%‡
ArcelorMittal 4.25%, due 2/25/15 (g)	250,000	250,043

Mining 0.3%
BHP Billiton Finance USA, Ltd. 1.875%, due 11/21/16	450,000	465,296
Rio Tinto Finance USA PLC 1.625%, due 8/21/17	400,000	401,840
Rio Tinto Finance USA, Ltd.
2.25%, due 9/20/16	475,000	494,101
3.50%, due 11/2/20	100,000	106,412
Teck Resources, Ltd. 2.50%, due 2/1/18	200,000	202,307
Xstrata Finance Canada, Ltd. 4.00%, due 10/25/22 (e)	350,000	351,542

		2,021,498

Miscellaneous—Manufacturing 0.2%
Ingersoll-Rand Global Holding Co., Ltd. 6.00%, due 8/15/13	750,000	781,462
Tyco Electronics Group S.A. 1.60%, due 2/3/15	200,000	203,080

		984,542

Multi-National 0.1%
European Investment Bank 0.875%, due 12/15/14	450,000	453,685

Oil & Gas 0.6%
BP Capital Markets PLC
1.846%, due 5/5/17	225,000	231,698
3.561%, due 11/1/21	575,000	632,300

	Principal Amount	Value

Oil & Gas (continued)
Petrobras International Finance Co.—Pifco 2.875%, due 2/6/15	$500,000	$515,392
Petroleos Mexicanos 4.875%, due 3/15/15	425,000	454,750
Shell International Finance B.V. 1.125%, due 8/21/17	475,000	480,114
Statoil ASA 3.125%, due 8/17/17	375,000	410,929
Total Capital International S.A.
1.55%, due 6/28/17	200,000	204,244
2.875%, due 2/17/22	425,000	447,300

		3,376,727

Pharmaceuticals 0.5%
AstraZeneca PLC 1.95%, due 9/18/19	200,000	204,732
GlaxoSmithKline Capital PLC 2.85%, due 5/8/22	550,000	578,781
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	500,000	602,805
Sanofi S.A.
2.625%, due 3/29/16	350,000	370,957
4.00%, due 3/29/21	475,000	546,711
Teva Pharmaceutical Finance Co. B.V. 2.40%, due 11/10/16	300,000	315,529
Teva Pharmaceutical Finance IV B.V. 3.65%, due 11/10/21	250,000	272,104

		2,891,619

Pipelines 0.1%
TransCanada PipeLines, Ltd. 0.875%, due 3/2/15	600,000	606,518

Telecommunications 0.3%
America Movil SAB de CV 3.125%, due 7/16/22	400,000	412,475
British Telecommunications PLC 5.15%, due 1/15/13	175,000	176,593
France Telecom S.A. 2.75%, due 9/14/16	325,000	343,115
Telefonica Emisiones SAU 2.582%, due 4/26/13	400,000	400,000
Vivendi S.A. 2.40%, due 4/10/15 (e)	350,000	354,344
Vodafone Group PLC 1.25%, due 9/26/17	350,000	351,909

		2,038,436

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Transportation 0.1%
Canadian National Railway Co. 1.45%, due 12/15/16	$400,000	$407,961

Total Yankee Bonds (Cost $25,704,763)		26,614,837

Total Long-Term Bonds (Cost $227,977,705)		234,745,727

	Shares
Common Stocks 59.4%
Advertising 0.2%
Interpublic Group of Cos., Inc. (The)	113,142	1,142,734

Aerospace & Defense 1.3%
Alliant Techsystems, Inc.	4,273	244,800
Boeing Co. (The)	14,197	1,000,037
General Dynamics Corp.	18,022	1,226,938
Huntington Ingalls Industries, Inc. (j)	30,166	1,278,435
L-3 Communications Holdings, Inc.	6,372	470,254
Lockheed Martin Corp.	11,311	1,059,501
Northrop Grumman Corp.	19,501	1,339,524
Raytheon Co.	21,667	1,225,485

		7,844,974

Agriculture 0.7%
Altria Group, Inc.	32,202	1,024,023
Archer-Daniels-Midland Co.	48,050	1,289,662
Philip Morris International, Inc.	11,923	1,055,901
Reynolds American, Inc.	25,048	1,042,999

		4,412,585

Airlines 0.3%
Copa Holdings S.A. Class A	2,715	252,006
Delta Air Lines, Inc. (j)	40,887	393,742
Southwest Airlines Co.	142,218	1,254,363

		1,900,111

Auto Manufacturers 0.4%
Ford Motor Co.	103,223	1,151,969
General Motors Co. (j)	49,230	1,255,365

		2,407,334

Auto Parts & Equipment 0.3%
Johnson Controls, Inc.	40,122	1,033,141
WABCO Holdings, Inc. (j)	8,517	498,841

		1,531,982

Banks 4.8%
♦Bank of America Corp.	145,169	1,352,975
Bank of New York Mellon Corp. (The)	55,526	1,372,047

	Shares	Value

Banks (continued)
BB&T Corp.	40,651	$1,176,846
Capital One Financial Corp.	19,927	1,199,008
CapitalSource, Inc.	162,985	1,289,211
♦Citigroup, Inc.	28,277	1,057,277
Comerica, Inc.	46,839	1,396,271
Commerce Bancshares, Inc.	19,018	724,205
East West Bancorp, Inc.	18,890	402,168
Fifth Third Bancorp	53,846	782,382
First Citizens BancShares, Inc. Class A	454	76,613
First Republic Bank	17,885	614,350
Goldman Sachs Group, Inc. (The)	8,499	1,040,193
Huntington Bancshares, Inc.	210,748	1,346,680
♦JPMorgan Chase & Co.	32,381	1,349,640
♦KeyCorp	205,204	1,727,818
M&T Bank Corp.	233	24,255
Morgan Stanley	59,942	1,041,792
Northern Trust Corp.	29,809	1,424,274
PNC Financial Services Group, Inc.	23,062	1,341,978
Regions Financial Corp.	223,155	1,454,971
State Street Corp.	30,684	1,367,586
SunTrust Banks, Inc.	52,056	1,415,923
SVB Financial Group (j)	21,959	1,242,660
U.S. Bancorp	30,697	1,019,447
Wells Fargo & Co.	30,599	1,030,880

		28,271,450

Beverages 0.4%
Coca-Cola Enterprises, Inc.	15,728	494,488
Constellation Brands, Inc. Class A (j)	44,326	1,566,481

		2,060,969

Biotechnology 0.0%‡
Charles River Laboratories International, Inc. (j)	3,301	123,193

Chemicals 1.9%
Air Products & Chemicals, Inc.	13,136	1,018,434
CF Industries Holdings, Inc.	8,201	1,682,763
Dow Chemical Co. (The)	40,541	1,187,851
Eastman Chemical Co.	21,509	1,274,193
Huntsman Corp.	85,516	1,286,161
LyondellBasell Industries, N.V., Class A	25,223	1,346,656
Mosaic Co. (The)	25,391	1,328,965
W.R. Grace & Co. (j)	11,232	720,645
Westlake Chemical Corp.	15,898	1,209,202

		11,054,870

Commercial Services 1.2%
Aaron’s, Inc.	5,407	166,698
ADT Corp. (The) (j)	35,319	1,466,092
Booz Allen Hamilton Holding Corp.	67,216	899,350
CoreLogic, Inc. (j)	50,240	1,195,712
Corrections Corporation of America	24,724	831,963

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Commercial Services (continued)
Iron Mountain, Inc.	32,931	$1,139,412
KAR Auction Services, Inc. (j)	74	1,480
R.R. Donnelley & Sons Co.	30,705	307,664
Total System Services, Inc.	48,397	1,088,448

		7,096,819

Computers 1.4%
Brocade Communications Systems, Inc. (j)	131,927	699,213
Computer Sciences Corp.	29,998	913,439
Dell, Inc.	126,764	1,170,032
Diebold, Inc.	11,356	337,841
DST Systems, Inc.	21,297	1,214,781
Hewlett-Packard Co.	72,569	1,005,081
NetApp, Inc. (j)	24,289	653,374
Synopsys, Inc. (j)	44,184	1,422,725
Western Digital Corp.	26,181	896,175

		8,312,661

Cosmetics & Personal Care 0.4%
Colgate-Palmolive Co.	11,236	1,179,330
Procter & Gamble Co. (The)	15,324	1,061,034

		2,240,364

Electric 3.9%
AES Corp. (The)	151,615	1,584,377
Ameren Corp.	31,531	1,036,739
American Electric Power Co., Inc.	26,913	1,196,014
Consolidated Edison, Inc.	20,019	1,208,747
Dominion Resources, Inc.	19,636	1,036,388
DTE Energy Co.	26,943	1,673,160
♦Duke Energy Corp.	16,040	1,053,668
Edison International	50,097	2,351,553
Entergy Corp.	19,835	1,439,624
Exelon Corp.	28,391	1,015,830
FirstEnergy Corp.	22,852	1,044,794
NextEra Energy, Inc.	14,651	1,026,449
NRG Energy, Inc.	66,719	1,438,462
NV Energy, Inc.	10,438	198,426
PG&E Corp.	28,298	1,203,231
Pinnacle West Capital Corp.	15,341	812,613
PPL Corp.	13,008	384,777
Public Service Enterprise Group, Inc.	37,009	1,185,768
Southern Co. (The)	25,956	1,215,779
Xcel Energy, Inc.	23,121	653,168

		22,759,567

Electrical Components & Equipment 0.5%
Emerson Electric Co.	25,090	1,215,109
Energizer Holdings, Inc.	10,087	736,048
General Cable Corp. (j)	39,324	1,121,914

		3,073,071

	Shares	Value

Electronics 0.6%
Itron, Inc. (j)	9,224	$378,738
Tech Data Corp. (j)	7,482	331,527
Thermo Fisher Scientific, Inc.	20,857	1,273,528
Tyco International, Ltd.	49,687	1,335,090

		3,318,883

Engineering & Construction 0.4%
AECOM Technology Corp. (j)	35,199	755,723
Chicago Bridge & Iron Co. N.V.	16,932	635,797
Engility Holdings, Inc. (j)	22,439	426,341
Shaw Group, Inc. (The) (j)	5,660	247,851

		2,065,712

Entertainment 0.2%
Regal Entertainment Group Class A	69,605	1,069,133

Environmental Controls 0.2%
Waste Management, Inc.	37,214	1,218,386

Finance—Credit Card 0.4%
American Express Co.	21,290	1,191,601
Discover Financial Services	34,588	1,418,108

		2,609,709

Finance—Investment Banker/Broker 0.3%
Charles Schwab Corp. (The)	102,883	1,397,151
Interactive Brokers Group, Inc. Class A	27,970	398,573
Raymond James Financial, Inc.	3,532	134,710

		1,930,434

Finance—Other Services 0.2%
CME Group, Inc.	18,598	1,040,186

Food 1.6%
ConAgra Foods, Inc.	1,359	37,835
Dean Foods Co. (j)	65,133	1,096,840
General Mills, Inc.	26,276	1,053,142
Kellogg Co.	20,172	1,055,399
Kraft Foods Group, Inc. (j)	22,829	1,038,263
Mondelez International, Inc. Class A	50,736	1,346,533
Smithfield Foods, Inc. (j)	65,681	1,344,490
Sysco Corp.	33,984	1,055,883
Tyson Foods, Inc. Class A	90,826	1,526,785

		9,555,170

Forest Products & Paper 0.4%
Domtar Corp.	16,769	1,337,328
International Paper Co.	23,237	832,581

		2,169,909

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Gas 0.5%
CenterPoint Energy, Inc.	64,769	$1,403,544
Sempra Energy	4,622	322,384
UGI Corp.	40,037	1,292,795

		3,018,723

Health Care—Products 1.8%
Baxter International, Inc.	19,550	1,224,417
Becton, Dickinson & Co.	16,002	1,211,031
Boston Scientific Corp. (j)	321,106	1,650,485
Covidien PLC	21,475	1,180,051
Hill-Rom Holdings, Inc.	42,094	1,182,421
Hologic, Inc. (j)	40,684	838,904
Medtronic, Inc.	28,823	1,198,460
Stryker Corp.	26,033	1,369,336
Zimmer Holdings, Inc.	9,976	640,559

		10,495,664

Health Care—Services 2.3%
Aetna, Inc.	31,474	1,375,414
AMERIGROUP Corp. (j)	1,245	113,718
CIGNA Corp.	17,042	869,142
Community Health Systems, Inc. (j)	47,236	1,295,211
Covance, Inc. (j)	16,505	803,959
Coventry Health Care, Inc.	11,947	521,367
HCA Holdings, Inc.	41,350	1,174,753
Health Management Associates, Inc. Class A (j)	162,801	1,188,447
Health Net, Inc. (j)	31,123	669,767
Humana, Inc.	19,528	1,450,345
LifePoint Hospitals, Inc. (j)	2,225	78,631
Tenet Healthcare Corp. (j)	13,573	320,323
UnitedHealth Group, Inc.	21,749	1,217,944
Universal Health Services, Inc. Class B	25,302	1,047,250
WellPoint, Inc.	22,167	1,358,394

		13,484,665

Home Builders 0.4%
PulteGroup, Inc. (j)	94,027	1,630,428
Thor Industries, Inc.	17,813	677,429

		2,307,857

Household Products & Wares 0.6%
Avery Dennison Corp.	44,181	1,430,581
Jarden Corp.	18,677	930,114
Kimberly-Clark Corp.	13,933	1,162,709

		3,523,404

Housewares 0.0%‡
Newell Rubbermaid, Inc.	3,748	77,359

Insurance 5.5%
ACE, Ltd.	15,034	1,182,424
Aflac, Inc.	27,578	1,372,833

	Shares	Value

Insurance (continued)
Alleghany Corp. (j)	2,438	$847,449
Allied World Assurance Co. Holdings, Ltd.	11,532	926,020
Allstate Corp. (The)	32,620	1,304,148
American Financial Group, Inc.	1,585	61,498
American International Group, Inc. (j)	38,386	1,340,823
American National Insurance Co.	5,455	398,542
Aon PLC	5,018	270,721
Arch Capital Group, Ltd. (j)	5,856	258,542
Aspen Insurance Holdings, Ltd.	27,480	888,978
Assurant, Inc.	22,075	834,656
Assured Guaranty, Ltd.	70,932	985,245
Axis Capital Holdings, Ltd.	38,928	1,409,972
Berkshire Hathaway, Inc. Class B (j)	11,772	1,016,512
Chubb Corp. (The)	17,065	1,313,664
Everest Re Group, Ltd.	14,289	1,586,793
Fidelity National Financial, Inc. Class A	67,871	1,453,118
Hartford Financial Services Group, Inc. (The)	76,050	1,651,045
Loews Corp.	24,718	1,045,077
Marsh & McLennan Cos., Inc.	30,590	1,040,978
MetLife, Inc.	38,140	1,353,589
PartnerRe, Ltd.	19,445	1,575,045
Principal Financial Group, Inc.	22,827	628,656
ProAssurance Corp.	8,653	773,578
Progressive Corp. (The)	2,709	60,411
Protective Life Corp.	1,835	50,096
Prudential Financial, Inc.	23,610	1,346,951
Reinsurance Group of America, Inc.	19,157	1,013,788
RenaissanceRe Holdings, Ltd.	7,348	597,833
StanCorp Financial Group, Inc.	24,298	834,636
Travelers Cos., Inc. (The)	18,642	1,322,463
Validus Holdings, Ltd.	37,278	1,334,552
White Mountains Insurance Group, Ltd.	278	142,531

		32,223,167

Internet 1.5%
Akamai Technologies, Inc. (j)	28,663	1,088,907
AOL, Inc. (j)	21,497	737,992
Expedia, Inc.	12,937	765,224
IAC / InterActiveCorp	26,385	1,275,715
Liberty Interactive Corp. Class A (j)	65,973	1,319,460
Symantec Corp. (j)	117,384	2,135,215
Yahoo!, Inc. (j)	86,515	1,454,317

		8,776,830

Investment Company 0.2%
American Capital Ltd. (j)	96,685	1,139,916

Investment Management/Advisory Services 0.6%
Ameriprise Financial, Inc.	67	3,911
BlackRock, Inc.	7,252	1,375,559
Federated Investors, Inc. Class B	980	22,775

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Investment Management/Advisory Services (continued)
Franklin Resources, Inc.	8,049	$1,028,662
Janus Capital Group, Inc.	138,207	1,174,760

		3,605,667

Iron & Steel 0.1%
Nucor Corp.	311	12,481
Steel Dynamics, Inc.	46,374	586,631

		599,112

Leisure Time 0.2%
Carnival Corp.	35,883	1,359,248

Machinery—Construction & Mining 0.2%
Terex Corp. (j)	54,436	1,227,532

Machinery—Diversified 0.2%
Gardner Denver, Inc.	17,396	1,206,065

Media 2.0%
Cablevision Systems Corp. Class A	77,565	1,351,182
CBS Corp. Class B	35,880	1,162,512
Comcast Corp. Class A	37,087	1,391,133
DISH Network Corp. Class A	21,215	755,891
Gannett Co., Inc.	81,116	1,370,860
News Corp. Class A	55,013	1,315,911
Thomson Reuters Corp.	42,506	1,201,220
Time Warner, Inc.	30,500	1,325,225
Walt Disney Co. (The)	26,403	1,295,595
Washington Post Co. Class B	2,223	741,393

		11,910,922

Metal Fabricate & Hardware 0.0%‡
Timken Co.	582	22,983

Mining 0.6%
Freeport-McMoRan Copper & Gold, Inc.	25,516	992,062
Newmont Mining Corp.	24,961	1,361,623
Southern Copper Corp.	32,745	1,247,584

		3,601,269

Miscellaneous—Manufacturing 1.5%
3M Co.	13,025	1,140,990
Cooper Industries PLC	4,222	316,397
Danaher Corp.	22,695	1,174,012
Dover Corp.	2,733	159,115
Eaton Corp.	5,938	280,392
General Electric Co.	47,698	1,004,520
Illinois Tool Works, Inc.	19,914	1,221,326
Ingersoll-Rand PLC	19,585	921,083
ITT Corp.	23,255	483,704
Leggett & Platt, Inc.	54,908	1,456,709

	Shares	Value

Miscellaneous—Manufacturing (continued)
Parker Hannifin Corp.	2,833	$222,844
Textron, Inc.	5,893	148,562

		8,529,654

Office & Business Equipment 0.1%
Pitney Bowes, Inc.	44,958	645,597

Oil & Gas 4.5%
Anadarko Petroleum Corp.	14,938	1,027,884
Apache Corp.	13,935	1,153,121
Chesapeake Energy Corp.	3,906	79,136
Chevron Corp.	10,676	1,176,602
Cimarex Energy Co.	1,358	77,650
ConocoPhillips	23,853	1,379,896
Devon Energy Corp.	16,948	986,543
Diamond Offshore Drilling, Inc.	21,330	1,476,889
EXCO Resources, Inc.	4,558	36,920
ExxonMobil Corp.	13,137	1,197,700
Helmerich & Payne, Inc.	26,767	1,279,463
Hess Corp.	22,302	1,165,502
HollyFrontier Corp.	45,282	1,749,244
Marathon Oil Corp.	44,798	1,346,628
♦Marathon Petroleum Corp.	49,109	2,697,557
Murphy Oil Corp.	29,215	1,752,900
Noble Energy, Inc.	417	39,619
Occidental Petroleum Corp.	14,351	1,133,155
Patterson-UTI Energy, Inc.	17,896	289,557
Phillips 66	30,698	1,447,718
QEP Resources, Inc.	10,660	309,140
Tesoro Corp.	39,470	1,488,414
Unit Corp. (j)	18,562	748,977
Valero Energy Corp.	82,067	2,388,150

		26,428,365

Oil & Gas Services 0.7%
Baker Hughes, Inc.	23,481	985,497
Halliburton Co.	30,039	969,959
National-Oilwell Varco, Inc.	13,020	959,574
RPC, Inc.	74,171	850,000
Superior Energy Services, Inc. (j)	29,390	597,499

		4,362,529

Packaging & Containers 0.2%
Bemis Co., Inc.	4,148	137,092
Greif, Inc. Class A	19,318	810,583

		947,675

Pharmaceuticals 1.9%
Abbott Laboratories	18,300	1,199,016
Bristol-Myers Squibb Co.	31,079	1,033,377
Cardinal Health, Inc.	25,467	1,047,458
Eli Lilly & Co.	22,901	1,113,675
Endo Health Solutions, Inc. (j)	18,153	520,265

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Pharmaceuticals (continued)
Forest Laboratories, Inc. (j)	45,934	$1,548,435
Johnson & Johnson	14,622	1,035,530
Merck & Co., Inc.	25,740	1,174,516
Omnicare, Inc.	39,721	1,371,566
Pfizer, Inc.	46,994	1,168,741

		11,212,579

Pipelines 0.2%
Spectra Energy Corp.	35,475	1,024,163

Real Estate Investment Trusts 3.6%
American Capital Agency Corp.	40,308	1,330,970
Annaly Capital Management, Inc.	51,460	830,564
Apartment Investment & Management Co. Class A	21,508	574,049
AvalonBay Communities, Inc.	415	56,257
Boston Properties, Inc.	1,002	106,513
Brandywine Realty Trust	98,375	1,141,150
CBL & Associates Properties, Inc.	61,810	1,382,690
Chimera Investment Corp.	244,509	652,839
CommonWealth REIT	60,870	834,528
Duke Realty Corp.	51,654	747,950
Equity Residential	18,392	1,055,885
Extra Space Storage, Inc.	23,416	807,618
General Growth Properties, Inc.	80,361	1,579,897
HCP, Inc.	10,033	444,462
Health Care REIT, Inc.	8,392	498,737
Hospitality Properties Trust	55,643	1,286,466
Host Hotels & Resorts, Inc.	51,594	746,049
Kimco Realty Corp.	52,750	1,029,680
ProLogis, Inc.	9,476	324,932
Realty Income Corp.	10,792	423,802
Retail Properties of America, Inc. Class A	12,263	150,099
Simon Property Group, Inc.	6,843	1,041,573
Taubman Centers, Inc.	12,230	960,666
Ventas, Inc.	29,174	1,845,839
Vornado Realty Trust	2,804	224,909
Weingarten Realty Investors	48,647	1,313,469

		21,391,593

Retail 2.8%
American Eagle Outfitters, Inc.	50,540	1,054,770
Best Buy Co., Inc.	44,631	678,838
Chico’s FAS, Inc.	60,893	1,132,610
CVS Caremark Corp.	29,661	1,376,270
Dillard’s, Inc. Class A	16,388	1,261,876
Foot Locker, Inc.	39,868	1,335,578
GameStop Corp. Class A	34,524	788,183
Guess?, Inc.	6,705	166,150
Kohl’s Corp.	16,305	868,730

	Shares	Value

Retail (continued)
Lowe’s Cos., Inc.	41,985	$1,359,474
Macy’s, Inc.	57,952	2,206,233
Target Corp.	19,453	1,240,129
Wal-Mart Stores, Inc.	18,121	1,359,437
Walgreen Co.	38,289	1,348,921
Williams-Sonoma, Inc.	2,542	117,517

		16,294,716

Savings & Loans 0.2%
Capitol Federal Financial, Inc.	5,037	59,991
First Niagara Financial Group, Inc.	73,011	604,531
Hudson City Bancorp, Inc.	45,350	384,795
People’s United Financial, Inc.	19,984	240,407

		1,289,724

Semiconductors 1.4%
Applied Materials, Inc.	29,068	308,121
Broadcom Corp. Class A	36,321	1,145,383
Cypress Semiconductor Corp.	46,589	461,697
Intel Corp.	56,929	1,231,090
KLA-Tencor Corp.	17,771	826,707
Micron Technology, Inc. (j)	263,384	1,428,858
NVIDIA Corp. (j)	137,126	1,641,398
Rovi Corp. (j)	24,358	329,564
Texas Instruments, Inc.	37,784	1,061,352

		8,434,170

Software 0.8%
Activision Blizzard, Inc.	65,802	716,584
Adobe Systems, Inc. (j)	36,419	1,238,246
Allscripts Healthcare Solutions, Inc. (j)	15,402	198,994
CA, Inc.	47,253	1,064,137
Fidelity National Information Services, Inc.	36,545	1,201,234

		4,419,195

Telecommunications 2.1%
Amdocs, Ltd.	1,113	36,807
♦AT&T, Inc.	38,799	1,342,057
CenturyLink, Inc.	35,174	1,349,978
Cisco Systems, Inc.	75,963	1,302,006
Corning, Inc.	101,360	1,190,980
EchoStar Corp. Class A (j)	1,410	44,782
Frontier Communications Corp.	231,894	1,094,540
Harris Corp.	14,915	682,809
MetroPCS Communications, Inc. (j)	114,033	1,164,277
Sprint Nextel Corp. (j)	458,180	2,538,317
Telephone & Data Systems, Inc.	50,492	1,255,736
United States Cellular Corp. (j)	10,182	376,632

		12,378,921

Transportation 0.7%
Con-way, Inc.	22,269	648,251
CSX Corp.	57,374	1,174,446

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments††† October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
Transportation (continued)
FedEx Corp.	13,142	$1,208,932
Norfolk Southern Corp.	18,442	1,131,417

		4,163,046

Total Common Stocks (Cost $309,168,941)		349,312,516

Exchange Traded Funds 0.4% (k)
S&P 500 Index—SPDR Trust Series 1	8,027	1,133,252
S&P MidCap 400 Index—MidCap SPDR Trust Series 1	6,790	1,210,317

Total Exchange Traded Funds (Cost $2,373,428)		2,343,569

	Principal Amount
Short-Term Investments 0.5%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $872,565 (Collateralized by United States Treasury and Government Agency securities with rates between 1.50% and 5.00% and maturity dates between 3/15/16 and 10/17/22, with a Principal Amount of $825,000 and a Market Value of $892,722)	$872,565	872,565

Total Repurchase Agreement (Cost $872,565)		872,565

U.S. Government 0.4%
United States Treasury Bill 0.059%, due 11/8/12 (l)	2,201,000	2,200,972

Total U.S. Government (Cost $2,200,972)		2,200,972

Total Short-Term Investments (Cost $3,073,537)		3,073,537

Total Investments (Cost $542,593,611) (m)	100.2%	589,475,349
Other Assets, Less Liabilities	(0.2)	(1,324,987)
Net Assets	100.0%	$588,150,362
†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Issue in default.

(b)	Illiquid security. The total market value of this security as of October 31, 2012 is $18, which represents less than one-tenth of a percent of the Fund’s net assets.

(c)	Fair valued security. The total market value of this security as of October 31, 2012 is $18, which represents less than one-tenth of a percent of the Fund’s net assets.

(d)	Restricted security.

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(f)	Floating rate—Rate shown is the rate in effect as of October 31, 2012.

(g)	Step coupon. Rate shown is the rate in effect as of October 31, 2012.

(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of October 31, 2012 is $2,895,781, which represents 0.5% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(i)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(j)	Non-income producing security.

(k)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(l)	Interest rate presented is yield to maturity.

(m)	As of October 31, 2012, cost is $548,665,893 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$46,202,824
Gross unrealized depreciation	(5,393,368)

Net unrealized appreciation	$40,809,456

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$5,817,160	$—	$5,817,160
Convertible Bond (b)	—	—	18	18
Corporate Bonds	—	81,557,947	—	81,557,947
Foreign Government Bonds	—	2,362,963	—	2,362,963
Mortgage-Backed Securities	—	3,788,795	—	3,788,795
U.S. Government & Federal Agencies	—	114,604,007	—	114,604,007
Yankee Bonds	—	26,614,837	—	26,614,837

Total Long-Term Bonds	—	234,745,709	18	234,745,727

Common Stocks	349,312,516	—	—	349,312,516
Exchange Traded Funds	2,343,569	—	—	2,343,569
Short-Term Investments
Repurchase Agreement	—	872,565	—	872,565
U.S. Government	—	2,200,972	—	2,200,972

Total Short-Term Investments	—	3,073,537	—	3,073,537

Total Investments in Securities	$351,656,085	$237,819,246	$18	$589,475,349

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $18 is held in Internet within the Convertible Bond section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2012 (a)
Convertible Bond
Internet	$18	$—	$—	$—	$—	$—	$—	$—	$18	$—

Total	$18	$—	$—	$—	$—	$—	$—	$—	$18	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $542,593,611)	$589,475,349
Cash	1,198,967
Receivables:
Investment securities sold	6,446,939
Dividends and interest	1,726,792
Fund shares sold	778,061
Other assets	43,274

Total assets	599,669,382

Liabilities
Payables:
Investment securities purchased	9,380,692
Fund shares redeemed	1,182,409
Manager (See Note 3)	355,724
Transfer agent (See Note 3)	325,731
NYLIFE Distributors (See Note 3)	141,278
Shareholder communication	64,405
Professional fees	50,738
Custodian	10,414
Trustees	1,799
Accrued expenses	5,830

Total liabilities	11,519,020

Net assets	$588,150,362

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$207,244
Additional paid-in capital	568,791,393

568,998,637
Undistributed net investment income	76,053
Accumulated net realized gain (loss) on investments	(27,806,066)
Net unrealized appreciation (depreciation) on investments	46,881,738

Net assets	$588,150,362

Investor Class
Net assets applicable to outstanding shares	$61,578,817

Shares of beneficial interest outstanding	2,169,402

Net asset value per share outstanding	$28.39
Maximum sales charge (5.50% of offering price)	1.65

Maximum offering price per share outstanding	$30.04

Class A
Net assets applicable to outstanding shares	$140,585,356

Shares of beneficial interest outstanding	4,955,219

Net asset value per share outstanding	$28.37
Maximum sales charge (5.50% of offering price)	1.65

Maximum offering price per share outstanding	$30.02

Class B
Net assets applicable to outstanding shares	$49,834,644

Shares of beneficial interest outstanding	1,760,741

Net asset value and offering price per share outstanding	$28.30

Class C
Net assets applicable to outstanding shares	$52,875,514

Shares of beneficial interest outstanding	1,868,959

Net asset value and offering price per share outstanding	$28.29

Class I
Net assets applicable to outstanding shares	$227,707,112

Shares of beneficial interest outstanding	8,011,301

Net asset value and offering price per share outstanding	$28.42

Class R1
Net assets applicable to outstanding shares	$9,441,272

Shares of beneficial interest outstanding	332,573

Net asset value and offering price per share outstanding	$28.39

Class R2
Net assets applicable to outstanding shares	$45,798,756

Shares of beneficial interest outstanding	1,614,594

Net asset value and offering price per share outstanding	$28.37

Class R3
Net assets applicable to outstanding shares	$328,891

Shares of beneficial interest outstanding	11,597

Net asset value and offering price per share outstanding	$28.36

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$9,496,150
Interest	4,297,401

Total income	13,793,551

Expenses
Manager (See Note 3)	4,138,786
Distribution/Service—Investor Class (See Note 3)	148,726
Distribution/Service—Class A (See Note 3)	343,964
Distribution/Service—Class B (See Note 3)	565,248
Distribution/Service—Class C (See Note 3)	545,090
Distribution/Service—Class R2 (See Note 3)	108,553
Distribution/Service—Class R3 (See Note 3)	1,380
Transfer agent (See Note 3)	1,290,385
Shareholder communication	178,301
Professional fees	114,525
Registration	107,782
Custodian	62,599
Shareholder service (See Note 3)	62,461
Trustees	15,889
Miscellaneous	52,393

Total expenses	7,736,082

Net investment income (loss)	6,057,469

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	22,087,606
Net change in unrealized appreciation (depreciation) on investments	28,801,475

Net realized and unrealized gain (loss) on investments	50,889,081

Net increase (decrease) in net assets resulting from operations	$56,946,550

(a)	Dividends recorded net of foreign withholding taxes in the amount of $37,076.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,057,469	$7,390,002
Net realized gain (loss) on investments and futures transactions	22,087,606	71,178,383
Net change in unrealized appreciation (depreciation) on investments	28,801,475	(43,928,717)

Net increase (decrease) in net assets resulting from operations	56,946,550	34,639,668

Dividends to shareholders:
From net investment income:
Investor Class	(527,396)	(683,012)
Class A	(1,484,562)	(2,073,143)
Class B	(70,889)	(264,606)
Class C	(68,931)	(237,044)
Class I	(2,912,254)	(3,463,288)
Class R1	(239,793)	(307,786)
Class R2	(421,762)	(537,872)
Class R3	(2,042)	(2,035)

Total dividends to shareholders	(5,727,629)	(7,568,786)

Capital share transactions:
Net proceeds from sale of shares	95,025,871	85,444,760
Net asset value of shares issued to shareholders in reinvestment of dividends	5,496,336	7,227,009
Cost of shares redeemed	(143,506,971)	(166,592,270)

Increase (decrease) in net assets derived from capital share transactions	(42,984,764)	(73,920,501)

Net increase (decrease) in net assets	8,234,157	(46,849,619)

Net Assets
Beginning of year	579,916,205	626,765,824

End of year	$588,150,362	$579,916,205

Undistributed net investment income at end of year	$76,053	$—

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,						February 28, 2008** through October 31,
	2012		2011		2010	2009	2008
Net asset value at beginning of period	$26.05		$24.95		$22.09	$19.41	$25.29

Net investment income (loss) (a)	0.26		0.29		0.30	0.22	0.29
Net realized and unrealized gain (loss) on investments	2.32		1.11		2.86	2.71	(5.82)

Total from investment operations	2.58		1.40		3.16	2.93	(5.53)

Less dividends:
From net investment income	(0.24)		(0.30)		(0.30)	(0.25)	(0.35)

Net asset value at end of period	$28.39		$26.05		$24.95	$22.09	$19.41

Total investment return (b)	9.92%		5.62%		14.37%	15.30%	(22.12	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94%		1.12%		1.28%	1.11%	1.81	% ††
Net expenses	1.39%		1.38%		1.44%	1.48%	1.38	% ††
Expenses (before waiver/reimbursement)	1.39%		1.38%		1.44%	1.53%	1.38	% ††
Portfolio turnover rate	209	%(d)	221	%(d)	123%	162%	69%
Net assets at end of period (in 000’s)	$61,579		$58,345		$59,469	$54,956	$49,971

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

	Class A
	Year ended October 31,
	2012		2011		2010	2009	2008
Net asset value at beginning of year	$26.03		$24.94		$22.09	$19.41	$28.42

Net investment income (loss) (a)	0.31		0.34		0.35	0.27	0.46
Net realized and unrealized gain (loss) on investments	2.32		1.10		2.84	2.70	(7.26)

Total from investment operations	2.63		1.44		3.19	2.97	(6.80)

Less dividends and distributions:
From net investment income	(0.29)		(0.35)		(0.34)	(0.29)	(0.46)
From net realized gain on investments	—		—		—	—	(1.75)

Total dividends and distributions	(0.29)		(0.35)		(0.34)	(0.29)	(2.21)

Net asset value at end of year	$28.37		$26.03		$24.94	$22.09	$19.41

Total investment return (b)	10.17%		5.79%		14.54%	15.52%	(25.84%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%		1.31%		1.47%	1.36%	1.87%
Net expenses	1.20%		1.19%		1.25%	1.27%	1.29%
Expenses (before waiver/reimbursement)	1.20%		1.19%		1.25%	1.31%	1.29%
Portfolio turnover rate	209	%(c)	221	%(c)	123%	162%	69%
Net assets at end of year (in 000’s)	$140,585		$133,436		$152,963	$154,728	$173,834

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012		2011		2010	2009	2008
Net asset value at beginning of year	$25.97		$24.87		$22.02	$19.35	$28.34

Net investment income (loss) (a)	0.05		0.10		0.13	0.08	0.26
Net realized and unrealized gain (loss) on investments	2.31		1.10		2.84	2.69	(7.25)

Total from investment operations	2.36		1.20		2.97	2.77	(6.99)

Less dividends and distributions:
From net investment income	(0.03)		(0.10)		(0.12)	(0.10)	(0.25)
From net realized gain on investments	—		—		—	—	(1.75)

Total dividends and distributions	(0.03)		(0.10)		(0.12)	(0.10)	(2.00)

Net asset value at end of year	$28.30		$25.97		$24.87	$22.02	$19.35

Total investment return (b)	9.11%		4.83%		13.50%	14.42%	(26.47%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%		0.37%		0.53%	0.39%	1.06%
Net expenses	2.14%		2.13%		2.19%	2.23%	2.10%
Expenses (before waiver/reimbursement)	2.14%		2.13%		2.19%	2.28%	2.10%
Portfolio turnover rate	209	%(c)	221	%(c)	123%	162%	69%
Net assets at end of year (in 000’s)	$49,835		$61,438		$70,778	$74,932	$81,144

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

	Class C
	Year ended October 31,
	2012		2011		2010	2009	2008
Net asset value at beginning of year	$25.96		$24.86		$22.01	$19.34	$28.33

Net investment income (loss) (a)	0.05		0.10		0.13	0.08	0.26
Net realized and unrealized gain (loss) on investments	2.31		1.10		2.84	2.69	(7.25)

Total from investment operations	2.36		1.20		2.97	2.77	(6.99)

Less dividends and distributions:
From net investment income	(0.03)		(0.10)		(0.12)	(0.10)	(0.25)
From net realized gain on investments	—		—		—	—	(1.75)

Total dividends and distributions	(0.03)		(0.10)		(0.12)	(0.10)	(2.00)

Net asset value at end of year	$28.29		$25.96		$24.86	$22.01	$19.34

Total investment return (b)	9.11%		4.83%		13.51%	14.43%	(26.48%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%		0.37%		0.53%	0.40%	1.06%
Net expenses	2.14%		2.13%		2.19%	2.23%	2.10%
Expenses (before waiver/reimbursement)	2.14%		2.13%		2.19%	2.28%	2.10%
Portfolio turnover rate	209	%(c)	221	%(c)	123%	162%	69%
Net assets at end of year (in 000’s)	$52,876		$56,010		$62,892	$66,407	$79,423

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012		2011		2010	2009	2008
Net asset value at beginning of year	$26.08		$24.99		$22.12	$19.44	$28.47

Net investment income (loss) (a)	0.38		0.41		0.41	0.33	0.55
Net realized and unrealized gain (loss) on investments	2.32		1.10		2.86	2.71	(7.28)

Total from investment operations	2.70		1.51		3.27	3.04	(6.73)

Less dividends and distributions:
From net investment income	(0.36)		(0.42)		(0.40)	(0.36)	(0.55)
From net realized gain on investments	—		—		—	—	(1.75)

Total dividends and distributions	(0.36)		(0.42)		(0.40)	(0.36)	(2.30)

Net asset value at end of year	$28.42		$26.08		$24.99	$22.12	$19.44

Total investment return (b)	10.43%		6.04%		14.90%	15.89%	(25.62%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38%		1.56%		1.73%	1.65%	2.22%
Net expenses	0.95%		0.94%		1.00%	0.96%	0.94%
Expenses (before waiver/reimbursement)	0.95%		0.94%		1.00%	1.06%	1.01%
Portfolio turnover rate	209	%(c)	221	%(c)	123%	162%	69%
Net assets at end of year (in 000’s)	$227,707		$208,772		$219,406	$208,393	$199,126

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

	Class R1
	Year ended October 31,
	2012		2011		2010	2009	2008
Net asset value at beginning of year	$26.05		$24.96		$22.10	$19.42	$28.44

Net investment income (loss) (a)	0.35		0.38		0.39	0.30	0.53
Net realized and unrealized gain (loss) on investments	2.32		1.10		2.85	2.72	(7.28)

Total from investment operations	2.67		1.48		3.24	3.02	(6.75)

Less dividends and distributions:
From net investment income	(0.33)		(0.39)		(0.38)	(0.34)	(0.52)
From net realized gain on investments	—		—		—	—	(1.75)

Total dividends and distributions	(0.33)		(0.39)		(0.38)	(0.34)	(2.27)

Net asset value at end of year	$28.39		$26.05		$24.96	$22.10	$19.42

Total investment return (b)	10.33%		5.94%		14.75%	15.80%	(25.69%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%		1.46%		1.64%	1.53%	2.13%
Net expenses	1.05%		1.04%		1.10%	1.06%	1.04%
Expenses (before waiver/reimbursement)	1.05%		1.04%		1.10%	1.16%	1.11%
Portfolio turnover rate	209	%(c)	221	%(c)	123%	162%	69%
Net assets at end of year (in 000’s)	$9,441		$20,337		$19,660	$31,039	$25,038

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,
	2012		2011		2010	2009	2008
Net asset value at beginning of year	$26.03		$24.94		$22.08	$19.41	$28.42

Net investment income (loss) (a)	0.28		0.31		0.33	0.26	0.46
Net realized and unrealized gain (loss) on investments	2.33		1.10		2.85	2.70	(7.26)

Total from investment operations	2.61		1.41		3.18	2.96	(6.80)

Less dividends and distributions:
From net investment income	(0.27)		(0.32)		(0.32)	(0.29)	(0.46)
From net realized gain on investments	—		—		—	—	(1.75)

Total dividends and distributions	(0.27)		(0.32)		(0.32)	(0.29)	(2.21)

Net asset value at end of year	$28.37		$26.03		$24.94	$22.08	$19.41

Total investment return (b)	10.06%		5.68%		14.47%	15.45%	(25.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%		1.21%		1.38%	1.30%	1.87%
Net expenses	1.30%		1.29%		1.35%	1.31%	1.29%
Expenses (before waiver/reimbursement)	1.30%		1.29%		1.35%	1.41%	1.36%
Portfolio turnover rate	209	%(c)	221	%(c)	123%	162%	69%
Net assets at end of year (in 000’s)	$45,799		$41,344		$41,429	$60,425	$54,849

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

	Class R3
	Year ended October 31,
	2012		2011		2010	2009	2008
Net asset value at beginning of year	$26.03		$24.93		$22.08	$19.41	$28.41

Net investment income (loss) (a)	0.21		0.24		0.27	0.20	0.40
Net realized and unrealized gain (loss) on investments	2.32		1.12		2.84	2.71	(7.26)

Total from investment operations	2.53		1.36		3.11	2.91	(6.86)

Less dividends and distributions:
From net investment income	(0.20)		(0.26)		(0.26)	(0.24)	(0.39)
From net realized gain on investments	—		—		—	—	(1.75)

Total dividends and distributions	(0.20)		(0.26)		(0.26)	(0.24)	(2.14)

Net asset value at end of year	$28.36		$26.03		$24.93	$22.08	$19.41

Total investment return (b)	9.76%		5.47%		14.16%	15.17%	(26.02%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77%		0.92%		1.12%	0.98%	1.62%
Net expenses	1.55%		1.54%		1.59%	1.56%	1.54%
Expenses (before waiver/reimbursement)	1.55%		1.54%		1.59%	1.65%	1.61%
Portfolio turnover rate	209	%(c)	221	%(c)	123%	162%	69%
Net assets at end of year (in 000’s)	$329		$234		$168	$88	$45

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 202% and 218% for the years ended October 31, 2012 and 2011, respectively.

32	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Balanced Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Balanced Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Prior to February 28, 2012, the Fund’s investment objective was to seek high total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or

mainstayinvestments.com	33

Notes to Financial Statements (continued)

methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisors reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund held securities with a value of $18 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

34	MainStay Balanced Fund

Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment

mainstayinvestments.com	35

Notes to Financial Statements (continued)

based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of October 31, 2012, the Fund did not hold any futures contracts.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(J)  Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(K)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(L)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices,

36	MainStay Balanced Fund

conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is also responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Madison Square Investors LLC (“Madison Square Investors” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the equity portion of the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Madison Square Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70% for the year ended October 31, 2012.

Prior to February 28, 2012, New York Life Investments contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses for Class A shares did not exceed 1.24% of its average daily net assets. New York Life Investments agreed to apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $4,138,786.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for dis-

tribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2012, were as follows:

Class R1	$18,764
Class R2	43,421
Class R3	276

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $21,702 and $14,791, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $303, $624, $48,203 and $2,153, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$208,868
Class A	226,073
Class B	198,787
Class C	191,510
Class I	362,472
Class R1	30,904
Class R2	71,318
Class R3	453

mainstayinvestments.com	37

Notes to Financial Statements (continued)

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class R3	$12,325	3.7%

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$56,089	$(21,713,820)	$—	$40,809,456	$19,151,725

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, real estate investment trust (“REITs”) investments, class actions and return of capital distributions.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(253,787)	$253,787	$—

The reclassifications for the Fund are primarily due to return of capital distributions, mortgage dollar roll adjustments and REITs investments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $21,713,820 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$21,714	$—
Total	$21,714	$—

The Fund utilized $22,257,842 of capital loss carryforwards during the year ended October 31, 2012.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$5,727,629	$7,568,786

Note 5–Restricted Securities

As of October 31, 2012, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount	Cost	10/31/12 Value	Percentage of Net Assets
At Home Corp. Convertible Bond 4.75%, due 12/31/49	2/27/01	$177,810	$13,325	$18	0.0%	‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional

38	MainStay Balanced Fund

maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of U.S. government securities were $586,312 and $618,055, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $644,577 and $650,320, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	166,653	$4,554,715
Shares issued to shareholders in reinvestment of dividends	19,287	524,085
Shares redeemed	(298,565)	(8,113,179)

Net increase (decrease) in shares outstanding before conversion	(112,625)	(3,034,379)
Shares converted into Investor Class (See Note 1)	236,299	6,477,189
Shares converted from Investor Class (See Note 1)	(194,364)	(5,374,184)

Net increase (decrease)	(70,690)	$(1,931,374)

Year ended October 31, 2011:
Shares sold	198,301	$5,196,068
Shares issued to shareholders in reinvestment of dividends	26,145	678,351
Shares redeemed	(363,956)	(9,506,808)

Net increase (decrease) in shares outstanding before conversion	(139,510)	(3,632,389)
Shares converted into Investor Class (See Note 1)	157,345	4,023,493
Shares converted from Investor Class (See Note 1)	(161,431)	(4,211,528)

Net increase (decrease)	(143,596)	$(3,820,424)

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	469,433	$12,673,705
Shares issued to shareholders in reinvestment of dividends	48,773	1,324,376
Shares redeemed	(994,634)	(27,113,827)

Net increase (decrease) in shares outstanding before conversion	(476,428)	(13,115,746)
Shares converted into Class A (See Note 1)	333,932	9,210,487
Shares converted from Class A (See Note 1)	(27,817)	(784,462)

Net increase (decrease)	(170,313)	$(4,689,721)

Year ended October 31, 2011:
Shares sold	533,530	$13,940,483
Shares issued to shareholders in reinvestment of dividends	72,032	1,868,749
Shares redeemed	(1,774,953)	(45,637,934)

Net increase (decrease) in shares outstanding before conversion	(1,169,391)	(29,828,702)
Shares converted into Class A (See Note 1)	223,846	5,836,542
Shares converted from Class A (See Note 1)	(61,876)	(1,543,429)

Net increase (decrease)	(1,007,421)	$(25,535,589)

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	146,594	$3,990,432
Shares issued to shareholders in reinvestment of dividends	2,460	65,968
Shares redeemed	(405,093)	(11,026,553)

Net increase (decrease) in shares outstanding before conversion	(256,039)	(6,970,153)
Shares converted from Class B (See Note 1)	(349,231)	(9,529,030)

Net increase (decrease)	(605,270)	$(16,499,183)

Year ended October 31, 2011:
Shares sold	153,041	$3,983,098
Shares issued to shareholders in reinvestment of dividends	9,328	241,665
Shares redeemed	(483,794)	(12,596,216)

Net increase (decrease) in shares outstanding before conversion	(321,425)	(8,371,453)
Shares converted from Class B (See Note 1)	(158,474)	(4,105,078)

Net increase (decrease)	(479,899)	$(12,476,531)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	131,804	$3,554,420
Shares issued to shareholders in reinvestment of dividends	1,882	50,628
Shares redeemed	(422,482)	(11,458,860)

Net increase (decrease)	(288,796)	$(7,853,812)

Year ended October 31, 2011:
Shares sold	119,329	$3,113,001
Shares issued to shareholders in reinvestment of dividends	6,621	171,473
Shares redeemed	(497,942)	(12,887,112)

Net increase (decrease)	(371,992)	$(9,602,638)

mainstayinvestments.com	39

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,944,571	$52,919,851
Shares issued to shareholders in reinvestment of dividends	105,376	2,868,172
Shares redeemed	(2,043,396)	(55,923,252)

Net increase (decrease)	6,551	$(135,229)

Year ended October 31, 2011:
Shares sold	1,744,108	$45,636,328
Shares issued to shareholders in reinvestment of dividends	131,615	3,419,034
Shares redeemed	(2,652,200)	(69,515,472)

Net increase (decrease)	(776,477)	$(20,460,110)

Class R1	Shares	Amount
Year ended October 31, 2012:
Shares sold	105,023	$2,851,417
Shares issued to shareholders in reinvestment of dividends	8,834	239,793
Shares redeemed	(561,950)	(15,729,644)

Net increase (decrease)	(448,093)	$(12,638,434)

Year ended October 31, 2011:
Shares sold	97,096	$2,529,675
Shares issued to shareholders in reinvestment of dividends	11,862	307,786
Shares redeemed	(116,056)	(3,036,689)

Net increase (decrease)	(7,098)	$(199,228)

Class R2	Shares	Amount
Year ended October 31, 2012:
Shares sold	532,144	$14,402,342
Shares issued to shareholders in reinvestment of dividends	15,503	421,272
Shares redeemed	(521,495)	(14,131,873)

Net increase (decrease)	26,152	$691,741

Year ended October 31, 2011:
Shares sold	419,653	$10,970,648
Shares issued to shareholders in reinvestment of dividends	20,731	537,915
Shares redeemed	(513,303)	(13,393,419)

Net increase (decrease)	(72,919)	$(1,884,856)

Class R3	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,875	$78,989
Shares issued to shareholders in reinvestment of dividends	75	2,042
Shares redeemed	(351)	(9,783)

Net increase (decrease)	2,599	$71,248

Year ended October 31, 2011:
Shares sold	2,891	$75,459
Shares issued to shareholders in reinvestment of dividends	78	2,036
Shares redeemed	(719)	(18,620)

Net increase (decrease)	2,250	$58,875

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay Balanced Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Balanced Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Balanced Fund of MainStay Funds Trust as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	41

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2012, the Fund designated approximately $4,180,994 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 67.2% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay Balanced Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	43

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

44	MainStay Balanced Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	45

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

46	MainStay Balanced Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	47

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

48	MainStay Balanced Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	49

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

50	MainStay Balanced Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28218 MS265-12	MSBL11-12/12 NL0B7

MainStay U.S. Small Cap Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2012

Class	Sales Charge		One Year	Five Years	Ten Years	Gross Expense Ratio[2,6]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.05 6.93%	0.52 1.66%	8.39 9.01%	1.66 1.66%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.32 7.22	0.70 1.85	8.49 9.11	1.36 1.36
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1.07 6.07	0.57 0.92	8.20 8.20	2.41 2.41
Class C Shares[5]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.07 6.07	0.91 0.91	8.21 8.21	2.41 2.41
Class I Shares	No Sales Charges		7.44	2.19	9.51	1.10

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees.
Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A and B shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A and Class B shares might have been different.
5.	Performance figures for Class C shares, first offered on January 2, 2004, include the historical performance of L Class shares (which were redesignated as Class C shares on January 2, 2004) from December 30, 2002, through January 1, 2004, and the historical performance of Class I shares through December 29, 2002, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class C shares might have been different.
6.	No performance information is provided for Class R1 and Class R2 shares as these shares only commenced operations on July 31, 2012.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 2500TM Index[7]	13.00%	2.06%	10.39%
Average Lipper Small-Cap Core Fund[8]	10.44	0.96	9.26

7.

The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper small-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. This average is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12[3]	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$971.90	$8.43	$1,016.60	$8.62

Class A Shares	$1,000.00	$973.10	$6.94	$1,018.10	$7.10

Class B Shares	$1,000.00	$967.80	$12.12	$1,012.80	$12.40

Class C Shares	$1,000.00	$967.80	$12.12	$1,012.80	$12.40

Class I Shares	$1,000.00	$973.70	$5.71	$1,019.40	$5.84

Class R1 Shares[2]	$1,000.00	$1,041.60	$3.21	$1,009.40	$3.16

Class R2 Shares[2]	$1,000.00	$1,040.70	$3.82	$1,008.80	$3.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.70% for Investor Class, 1.40% for Class A, 2.45% for Class B and C, 1.15% for Class I, 1.25% for Class R1 and 1.49% for Class R2) multiplied by the average account value over the period, divided by 366 and multiplied by 184 days for Investor Class, Class A, Class B, Class C and Class I (to reflect the six-month period) and 92 days for Class R1 and Class R2 (to reflect the since-inception period). The table above represents actual expenses incurred during the one-half year period.

2.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2012. Had these shares been offered for the full six-month period ended October 31, 2012, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.34 for Class R1 and $7.56 for Class R2 and the ending account value would have been $1,018.90 for Class R1 and $1,017.60 for Class R2.

3.	The inception date for Class R1 and Class R2 shares was July 31, 2012.

mainstayinvestments.com	7

Industry Composition as of October 31, 2012 (Unaudited)

Machinery	9.7%
Health Care Equipment & Supplies	8.0
Textiles, Apparel & Luxury Goods	6.0
Food Products	5.3
Commercial Banks	4.6
Semiconductors & Semiconductor Equipment	4.0
Electric Utilities	3.9
Hotels, Restaurants & Leisure	3.8
IT Services	3.6
Chemicals	3.5
Specialty Retail	3.4
Electronic Equipment & Instruments	3.2
Road & Rail	3.1
Aerospace & Defense	2.9
Auto Components	2.9
Health Care Providers & Services	2.8
Building Products	2.4
Diversified Consumer Services	1.9
Biotechnology	1.8
Containers & Packaging	1.8

Multi-Utilities	1.8%
Pharmaceuticals	1.7
Insurance	1.6
Diversified Financial Services	1.5
Communications Equipment	1.4
Household Durables	1.4
Thrifts & Mortgage Finance	1.4
Computers & Peripherals	1.3
Real Estate Investment Trusts	1.1
Energy Equipment & Services	1.0
Food & Staples Retailing	1.0
Capital Markets	0.9
Professional Services	0.8
Trading Companies & Distributors	0.8
Software	0.7
Diversified Telecommunication Services	0.5
Short-Term Investment	2.6
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2012 (excluding short-term investment)

1.	Ingredion, Inc.

2.	NeuStar, Inc. Class A

3.	Genesee & Wyoming, Inc. Class A

4.	Wabtec Corp.

5.	Mueller Industries, Inc.
6.	Great Plains Energy, Inc.

7.	Woodward, Inc.

8.	Service Corp. International

9.	Westar Energy, Inc.

10.	Silgan Holdings, Inc.

8	MainStay U.S. Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, William Priest, CFA, and Janet K. Navon of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay U.S. Small Cap Fund perform relative to its peers and its benchmark for the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay U.S. Small Cap Fund returned 6.93% for Investor Class shares, 7.22% for Class A shares and 6.07% for Class B and Class C shares for the 12 months ended October 31, 2012. Over the same period, Class I shares returned 7.44%. All share classes underperformed the 10.44% return of the average Lipper1 small-cap core fund and the 13.00% return of the Russell 2500™ Index2 for the 12 months ended October 31, 2012. The Russell 2500™ Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Several holdings in the areas of retailing, industrials and telecommunications hampered the Fund’s results relative to the Russell 2500™ Index. The Fund’s cash position also hindered relative results in a rising market.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive contributors to performance relative to the Russell 2500™ Index were the energy, health care and materials sectors. (Contributions take weightings and total returns into account.) The Fund benefited from having an underweighted exposure to the energy sector relative to the Russell 2500™ Index and from strong stock selection in the health care and materials sectors.

During the reporting period, the industrials, telecommunication services and information technology sectors detracted the most from the Fund’s relative performance, in each case because of weak stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the strongest positive contributors to the Fund’s absolute performance during the reporting period were Multimedia Games Holding, SonoSite and Ryland Group. Multimedia Games Holding, which makes gaming systems for Native American and commercial casino operators, benefited from strong demand as more state and local governments allow gambling. SonoSite, a maker of portable ultrasound equipment, saw its shares jump after the company agreed to be acquired by Fujifilm. Shares of home builder Ryland Group rose along with a recovery in housing starts.

The most substantial detractors from the Fund’s absolute performance during the reporting period were apparel and accessory retailer Express, truck maker Navistar and Mid-Atlantic telecommunications provider Lumos Networks. Express reported lower-than-expected earnings in May. In October, the company reduced its guidance for third-quarter sales. We believe this is a short-term issue, as the company improved its holiday assortments and is focused on improving the productivity in existing stores. Navistar had engineering difficulty in meeting new emissions standards that resulted in a management shakeup. Lumos Networks saw less business from several of its largest clients.

Did the Fund make any significant purchases or sales during the reporting period?

Fund purchases included orthopedic device company Wright Medical Group, dental equipment manufacturer Sirona Dental Systems and restaurant brand operator Brinker International. Wright Medical Group, which makes replacement joints, is in the process of shifting its mix of business toward faster-growing products, and its new CEO has a history of creating shareholder value. Sirona Dental Systems has strong market share in the United States and Europe and is focused on expanding its presence in Asia. Brinker International is the name behind the Chili’s and Maggiano’s restaurant brands. The company recently sold other restaurant brands to focus on these two and has a history of generating strong free cash flow.

During the reporting period, the Fund sold several stocks after the companies announced they would be acquired. These included electric utility NSTAR, ultrasound equipment maker SonoSite and water-treatment chemical producer Nalco Holding.

How did the Fund’s sector weightings change during the reporting period?

The most significant changes in sector weightings relative to the Russell 2500™ Index were increases in the consumer staples and information technology sectors. The largest relative decrease was in the financials sector, which ended the report-ing period substantially underweight relative to the Index.

How was the Fund positioned at the end of October 2012?

All sector weights are arrived at through stock selection rather than top-down decisions on the attractiveness of specific sectors. As of October 31, 2012, the Fund held an overweight position relative to the Russell 2500™ Index in the consumer discretionary sector, where a number of holdings experienced increased

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 2500™ Index.

mainstayinvestments.com	9

revenue as aggregate consumer spending has grown. As of the same date, the Fund held an overweight position relative to the Index in the industrials sector, with a range of industries represented, and an overweight position in the health care sector, where many companies are witnessing an increase in participation rates following new regulation.

As of October 31, 2012, the most significant sector-weighting variation from the Russell 2500™ Index was in the financials sector, where the Fund had much less exposure than the Index. As of the same date, the Fund was also underweight in the energy sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay U.S. Small Cap Fund

Portfolio of Investments October 31, 2012

	Shares	Value

Common Stocks 97.5%†
Aerospace & Defense 2.9%
Curtiss-Wright Corp.	150,500	$4,645,935
Hexcel Corp. (a)	231,600	5,919,696

		10,565,631

Auto Components 2.9%
Dana Holding Corp.	290,200	3,819,032
Tenneco, Inc. (a)	129,350	3,951,642
Visteon Corp. (a)	65,100	2,870,910

		10,641,584

Biotechnology 1.8%
Alkermes PLC (a)	347,135	6,432,412

Building Products 2.4%
Armstrong World Industries, Inc.	65,650	3,400,670
Masco Corp.	169,250	2,553,982
Simpson Manufacturing Co., Inc.	95,750	2,916,545

		8,871,197

Capital Markets 0.9%
Waddell & Reed Financial, Inc. Class A	103,850	3,461,321

Chemicals 3.5%
Chemtura Corp. (a)	224,850	3,581,860
Flotek Industries, Inc. (a)	329,500	3,660,745
Methanex Corp.	183,600	5,508,000

		12,750,605

Commercial Banks 4.6%
Bank of Hawaii Corp.	119,600	5,281,536
BankUnited, Inc.	209,960	4,978,152
Investors Bancorp, Inc.	360,702	6,489,029

		16,748,717

Communications Equipment 1.4%
Harmonic, Inc. (a)	1,142,585	4,958,819

Computers & Peripherals 1.3%
Diebold, Inc.	160,000	4,760,000

Containers & Packaging 1.8%
♦Silgan Holdings, Inc.	152,160	6,590,050

Diversified Consumer Services 1.9%
♦Service Corp. International	488,700	6,861,348

Diversified Financial Services 1.5%
CBOE Holdings, Inc.	184,400	5,437,956

	Shares	Value

Diversified Telecommunication Services 0.5%
Lumos Networks Corp.	225,625	$1,775,669

Electric Utilities 3.9%
♦Great Plains Energy, Inc.	319,500	7,169,580
♦Westar Energy, Inc.	230,800	6,854,760

		14,024,340

Electronic Equipment & Instruments 3.2%
DTS, Inc. (a)	109,216	2,291,352
MTS Systems Corp.	93,850	4,730,978
National Instruments Corp.	194,734	4,587,933

		11,610,263

Energy Equipment & Services 1.0%
Dril-Quip, Inc. (a)	52,900	3,663,854

Food & Staples Retailing 1.0%
Spartan Stores, Inc.	244,100	3,505,276

Food Products 5.3%
Flowers Foods, Inc.	311,350	6,130,481
♦Ingredion, Inc.	144,000	8,850,240
TreeHouse Foods, Inc. (a)	79,750	4,270,613

		19,251,334

Health Care Equipment & Supplies 8.0%
Alere, Inc. (a)	91,400	1,754,880
Haemonetics Corp. (a)	74,600	6,094,820
Integra LifeSciences Holdings Corp. (a)	107,400	4,108,050
Sirona Dental Systems, Inc. (a)	85,438	4,892,180
Teleflex, Inc.	96,550	6,560,573
Wright Medical Group, Inc. (a)	276,067	5,609,681

		29,020,184

Health Care Providers & Services 2.8%
Bio-Reference Laboratories, Inc. (a)	216,425	6,007,958
WellCare Health Plans, Inc. (a)	86,230	4,104,548

		10,112,506

Hotels, Restaurants & Leisure 3.8%
Brinker International, Inc.	150,850	4,646,180
Multimedia Games Holding Co., Inc. (a)	298,043	4,738,884
SHFL Entertainment, Inc. (a)	327,350	4,625,455

		14,010,519

Household Durables 1.4%
Ryland Group, Inc. (The)	155,400	5,263,398

Insurance 1.6%
Arthur J. Gallagher & Co.	165,450	5,863,548

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments October 31, 2012 (continued)

	Shares	Value

Common Stocks (continued)
IT Services 3.6%
Forrester Research, Inc.	173,012	$5,006,967
♦NeuStar, Inc. Class A (a)	220,750	8,077,243

		13,084,210

Machinery 9.7%
Actuant Corp. Class A	77,500	2,188,600
Colfax Corp. (a)	52,900	1,819,231
Harsco Corp.	255,750	5,112,443
Kennametal, Inc.	79,439	2,813,729
♦Mueller Industries, Inc.	170,600	7,472,280
Navistar International Corp. (a)	84,900	1,591,875
♦Wabtec Corp.	92,731	7,594,669
♦Woodward, Inc.	205,050	6,869,175

		35,462,002

Multi-Utilities 1.8%
Vectren Corp.	219,950	6,503,921

Pharmaceuticals 1.7%
Endo Health Solutions, Inc. (a)	216,700	6,210,622

Professional Services 0.8%
Resources Connection, Inc.	227,000	2,801,180

Real Estate Investment Trusts 1.1%
Tanger Factory Outlet Centers, Inc.	127,450	4,010,851

Road & Rail 3.1%
Con-way, Inc.	123,400	3,592,174
♦Genesee & Wyoming, Inc. Class A (a)	107,940	7,822,412

		11,414,586

Semiconductors & Semiconductor Equipment 4.0%
Cypress Semiconductor Corp. (a)	362,350	3,590,888
Teradyne, Inc. (a)	256,000	3,742,720
Veeco Instruments, Inc. (a)	120,140	3,688,298
Volterra Semiconductor Corp. (a)	191,050	3,471,379

		14,493,285

Software 0.7%
Solera Holdings, Inc.	51,550	2,413,056

Specialty Retail 3.4%
Express, Inc. (a)	289,400	3,221,022
JoS. A. Bank Clothiers, Inc. (a)	85,175	3,985,338
Sonic Automotive, Inc.	267,400	5,187,560

		12,393,920

Textiles, Apparel & Luxury Goods 6.0%
G-III Apparel Group, Ltd. (a)	153,250	5,664,120
Iconix Brand Group, Inc. (a)	290,200	5,371,602

	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Perry Ellis International, Inc. (a)	219,950	$4,539,768
Warnaco Group, Inc. (The) (a)	86,500	6,105,170

		21,680,660

Thrifts & Mortgage Finance 1.4%
Brookline Bancorp, Inc.	621,350	5,269,048

Trading Companies & Distributors 0.8%
Titan Machinery, Inc. (a)	119,620	2,829,013

Total Common Stocks (Cost $302,817,344)		354,746,885

	Principal Amount
Short-Term Investment 2.6%
Repurchase Agreement 2.6%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $9,710,075 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 10/17/22, with a Principal Amount of $9,870,000 and a Market Value of $9,908,927)	$9,710,072	9,710,072

Total Short-Term Investment (Cost $9,710,072)		9,710,072

Total Investments (Cost $312,527,416) (b)	100.1%	364,456,957
Other Assets, Less Liabilities	(0.1)	(538,316)
Net Assets	100.0%	$363,918,641

(a)	Non-income producing security.

(b)	As of October 31, 2012, cost is $313,828,862 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$68,735,412
Gross unrealized depreciation	(18,107,317)

Net unrealized appreciation	$50,628,095

12	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$354,746,885	$—	$—	$354,746,885
Short-Term Investment
Repurchase Agreement	—	9,710,072	—	9,710,072

Total Investments in Securities	$354,746,885	$9,710,072	$—	$364,456,957

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $312,527,416)	$364,456,957
Receivables:
Fund shares sold	159,242
Dividends and interest	132,383
Other assets	43,763

Total assets	364,792,345

Liabilities
Payables:
Transfer agent (See Note 3)	270,268
Manager (See Note 3)	260,390
Fund shares redeemed	199,504
NYLIFE Distributors (See Note 3)	71,691
Professional fees	32,687
Shareholder communication	29,713
Custodian	1,942
Trustees	1,087
Accrued expenses	6,422

Total liabilities	873,704

Net assets	$363,918,641

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$209,375
Additional paid-in capital	536,397,022

536,606,397
Undistributed net investment income	882,692
Accumulated net realized gain (loss) on investments	(225,499,989)
Net unrealized appreciation (depreciation) on investments	51,929,541

Net assets	$363,918,641

Investor Class
Net assets applicable to outstanding shares	$67,817,612

Shares of beneficial interest outstanding	3,923,415

Net asset value per share outstanding	$17.29
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price per share outstanding	$18.30

Class A
Net assets applicable to outstanding shares	$83,046,521

Shares of beneficial interest outstanding	4,779,028

Net asset value per share outstanding	$17.38
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price per share outstanding	$18.39

Class B
Net assets applicable to outstanding shares	$29,831,558

Shares of beneficial interest outstanding	1,836,332

Net asset value and offering price per share outstanding	$16.25

Class C
Net assets applicable to outstanding shares	$16,036,280

Shares of beneficial interest outstanding	987,383

Net asset value and offering price per share outstanding	$16.24

Class I
Net assets applicable to outstanding shares	$167,134,605

Shares of beneficial interest outstanding	9,408,369

Net asset value and offering price per share outstanding	$17.76

Class R1
Net assets applicable to outstanding shares	$26,041

Shares of beneficial interest outstanding	1,466

Net asset value and offering price per share outstanding	$17.76

Class R2
Net assets applicable to outstanding shares	$26,024

Shares of beneficial interest outstanding	1,498

Net asset value and offering price per share outstanding	$17.37

14	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Dividends (a)	$6,429,853
Interest	7,981

Total income	6,437,834

Expenses
Manager (See Note 3)	3,230,768
Transfer agent (See Note 3)	1,039,189
Distribution/Service—Investor Class (See Note 3)	171,251
Distribution/Service—Class A (See Note 3)	220,946
Distribution/Service—Class B (See Note 3)	341,420
Distribution/Service—Class C (See Note 3)	171,676
Distribution/Service—Class R2 (See Note 3)	16
Shareholder communication	143,383
Professional fees	90,181
Registration	79,105
Custodian	16,000
Trustees	10,210
Shareholder service (See Note 3)	12
Miscellaneous	41,017

Total expenses	5,555,174

Net investment income (loss)	882,660

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	12,987,175
Net change in unrealized appreciation (depreciation) on investments	13,966,121

Net realized and unrealized gain (loss) on investments	26,953,296

Net increase (decrease) in net assets resulting from operations	$27,835,956

(a)	Dividends recorded net of foreign withholding taxes in the amount of $21,153.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$882,660	$1,255,300
Net realized gain (loss) on investments	12,987,175	29,793,225
Net change in unrealized appreciation (depreciation) on investments	13,966,121	(9,139,667)

Net increase (decrease) in net assets resulting from operations	27,835,956	21,908,858

Dividends to shareholders:
From net investment income:
Investor Class	—	(140,608)
Class A	—	(321,902)
Class B	—	(9,989)
Class C	—	(4,655)
Class I	—	(895,961)

Total dividends to shareholders	—	(1,373,115)

Capital share transactions:
Net proceeds from sale of shares	68,725,440	91,582,126
Net asset value of shares issued to shareholders in reinvestment of dividends	—	1,317,787
Cost of shares redeemed	(118,263,493)	(108,653,803)

Increase (decrease) in net assets derived from capital share transactions	(49,538,053)	(15,753,890)

Net increase (decrease) in net assets	(21,702,097)	4,781,853

Net Assets
Beginning of year	385,620,738	380,838,885

End of year	$363,918,641	$385,620,738

Undistributed net investment income at end of year	$882,692	$—

16	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,					February 28, 2008** through October 31,
	2012		2011	2010	2009	2008
Net asset value at beginning of period	$16.17		$15.35	$12.52	$10.14	$13.86

Net investment income (loss) (a)	(0.00	)‡	0.03	(0.03)	(0.03)	0.10
Net realized and unrealized gain (loss) on investments	1.12		0.82	2.86	2.63	(3.82)

Total from investment operations	1.12		0.85	2.83	2.60	(3.72)

Less dividends:
From net investment income	—		(0.03)	—	(0.22)	—

Net asset value at end of period	$17.29		$16.17	$15.35	$12.52	$10.14

Total investment return (b)	6.93%		5.55%	22.60%	26.91%	(26.91	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.00	%)(d)	0.17%	(0.20%)	(0.28%)	1.10	% ††
Net expenses	1.68%		1.63%	1.63%	1.66%	1.80	% ††
Expenses (before waiver/reimbursement)	1.68%		1.66%	1.81%	2.02%	1.83	% ††
Portfolio turnover rate	32%		45%	49%	218%	158%
Net assets at end of period (in 000’s)	$67,818		$68,152	$67,217	$25,832	$11,480

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

	Class A
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$16.21	$15.36	$12.51	$10.14	$18.65

Net investment income (loss) (a)	0.06	0.07	(0.00)‡	0.00 ‡	0.17
Net realized and unrealized gain (loss) on investments	1.11	0.83	2.85	2.61	(6.55)

Total from investment operations	1.17	0.90	2.85	2.61	(6.38)

Less dividends and distributions:
From net investment income	—	(0.05)	—	(0.24)	(0.12)
From net realized gain on investments	—	—	—	—	(2.01)

Total dividends and distributions	—	(0.05)	—	(0.24)	(2.13)

Net asset value at end of year	$17.38	$16.21	$15.36	$12.51	$10.14

Total investment return (b)	7.22%	5.86%	22.78%	27.05%	(38.10%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%	0.43%	(0.02%)	0.01%	1.24%
Net expenses	1.38%	1.36%	1.48%	1.54%	1.65%
Expenses (before waiver/reimbursement)	1.38%	1.36%	1.48%	1.92%	1.84%
Portfolio turnover rate	32%	45%	49%	218%	158%
Net assets at end of year (in 000’s)	$83,047	$89,115	$97,707	$66,905	$64,527

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$15.32	$14.62	$12.02	$9.70	$17.94

Net investment income (loss) (a)	(0.12)	(0.09)	(0.12)	(0.09)	0.06
Net realized and unrealized gain (loss) on investments	1.05	0.79	2.72	2.54	(6.29)

Total from investment operations	0.93	0.70	2.60	2.45	(6.23)

Less dividends and distributions:
From net investment income	—	(0.00)‡	—	(0.13)	—
From net realized gain on investments	—	—	—	—	(2.01)

Total dividends and distributions	—	(0.00)‡	—	(0.13)	(2.01)

Net asset value at end of year	$16.25	$15.32	$14.62	$12.02	$9.70

Total investment return (b)	6.07%	4.81%	21.63%	25.99%	(38.56%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.73%)	(0.57%)	(0.93%)	(0.95%)	0.47%
Net expenses	2.43%	2.38%	2.38%	2.38%	2.44%
Expenses (before waiver/reimbursement)	2.43%	2.41%	2.56%	2.78%	2.66%
Portfolio turnover rate	32%	45%	49%	218%	158%
Net assets at end of year (in 000’s)	$29,832	$37,309	$43,744	$23,354	$13,305

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class C
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$15.31	$14.62	$12.01	$9.70	$17.94

Net investment income (loss) (a)	(0.12)	(0.09)	(0.12)	(0.08)	0.06
Net realized and unrealized gain (loss) on investments	1.05	0.78	2.73	2.53	(6.29)

Total from investment operations	0.93	0.69	2.61	2.45	(6.23)

Less dividends and distributions:
From net investment income	—	(0.00)‡	—	(0.14)	—
From net realized gain on investments	—	—	—	—	(2.01)

Total dividends and distributions	—	(0.00)‡	—	(0.14)	(2.01)

Net asset value at end of year	$16.24	$15.31	$14.62	$12.01	$9.70

Total investment return (b)	6.07%	4.74%	21.73%	26.00%	(38.60%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.74%)	(0.57%)	(0.91%)	(0.83%)	0.45%
Net expenses	2.43%	2.38%	2.38%	2.39%	2.45%
Expenses (before waiver/reimbursement)	2.43%	2.41%	2.56%	2.81%	2.67%
Portfolio turnover rate	32%	45%	49%	218%	158%
Net assets at end of year (in 000’s)	$16,036	$17,589	$19,944	$17,048	$15,123

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

18	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$16.53	$15.67	$12.72	$10.34	$19.03

Net investment income (loss) (a)	0.10	0.10	0.04	0.04	0.24
Net realized and unrealized gain (loss) on investments	1.13	0.86	2.91	2.65	(6.69)

Total from investment operations	1.23	0.96	2.95	2.69	(6.45)

Less dividends and distributions:
From net investment income	—	(0.10)	—	(0.31)	(0.23)
From net realized gain on investments	—	—	—	—	(2.01)

Total dividends and distributions	—	(0.10)	—	(0.31)	(2.24)

Net asset value at end of year	$17.76	$16.53	$15.67	$12.72	$10.34

Total investment return (b)	7.44%	6.11%	23.19%	27.57%	(37.81%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%	0.60%	0.30%	0.39%	1.69%
Net expenses	1.13%	1.10%	1.17%	1.18%	1.20%
Expenses (before waiver/reimbursement)	1.13%	1.10%	1.23%	1.68%	1.48%
Portfolio turnover rate	32%	45%	49%	218%	158%
Net assets at end of year (in 000’s)	$167,135	$173,456	$152,227	$155,425	$116,390

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Class R1		Class R2
	July 31, 2012** through October 31,		July 31, 2012** through October 31,
	2012		2012
Net asset value at beginning of period	$17.05		$16.69

Net investment income (loss) (a)	(0.00	)‡	(0.01)
Net realized and unrealized gain (loss) on investments	0.71		0.69

Total from investment operations	0.71		0.68

Net asset value at end of period	$17.76		$17.37

Total investment return (b)	4.16	% (c)(d)	4.07	% (c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03	%)††	(0.27	%)††
Net expenses	1.26	% ††	1.51	% ††
Portfolio turnover rate	32%		32%
Net assets at end of period (in 000’s)	$26		$26

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 and Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay U.S. Small Cap Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay U.S. Small Cap Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers seven classes of shares. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1 and Class R2 are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the

20	MainStay U.S. Small Cap Fund

risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has

mainstayinvestments.com	21

Notes to Financial Statements (continued)

analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of October 31, 2012, the Fund did not hold any futures contracts.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash

22	MainStay U.S. Small Cap Fund

equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.85% for the year ended October 31, 2012.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Class A shares do not exceed 1.53% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement in an equal number of basis points to the other share classes. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentage of average daily net assets: Investor Class, 1.70%; Class B, 2.45%; and Class C, 2.45%. These voluntary waivers or reimbursements may be discontinued at any time without notice. For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $3,230,768.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

Class R1	$6
Class R2	6

mainstayinvestments.com	23

Notes to Financial Statements (continued)

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $18,970 and $14,075, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $3, $1,968, $44,132 and $1,697, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$328,840
Class A	157,820
Class B	163,882
Class C	82,420
Class I	306,201
Class R1	13
Class R2	13

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$3,688	0.0	%‡
Class I	49,462,306	29.6
Class R1	26,041	100.0
Class R2	26,019	100.0

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$882,692	$(224,198,543)	$—	$50,628,095	$(172,687,756)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and class actions.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$32	$—	$(32)

The reclassifications for the Fund are primarily due to non-deductible expenses.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $224,198,543 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2015 2016 2017	$24,635 151,911 47,653	$	— — —
Total	$224,199		$—

The Fund utilized $13,049,312 of capital loss carryforwards during the year ended October 31, 2012.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$—	$1,373,115

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

24	MainStay U.S. Small Cap Fund

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $119,210 and $155,069, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	236,258	$4,030,183
Shares redeemed	(610,414)	(10,389,255)

Net increase (decrease) in shares outstanding before conversion	(374,156)	(6,359,072)
Shares converted into Investor Class (See Note 1)	317,686	5,373,308
Shares converted from Investor Class (See Note 1)	(233,861)	(4,033,403)

Net increase (decrease)	(290,331)	$(5,019,167)

Year ended October 31, 2011:
Shares sold	312,418	$5,183,415
Shares issued to shareholders in reinvestment of dividends	8,483	139,868
Shares redeemed	(661,780)	(10,972,497)

Net increase (decrease) in shares outstanding before conversion	(340,879)	(5,649,214)
Shares converted into Investor Class (See Note 1)	400,763	6,292,987
Shares converted from Investor Class (See Note 1)	(225,653)	(3,819,280)

Net increase (decrease)	(165,769)	$(3,175,507)

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	492,723	$8,481,481
Shares redeemed	(1,526,037)	(26,090,081)

Net increase (decrease) in shares outstanding before conversion	(1,033,314)	(17,608,600)
Shares converted into Class A (See Note 1)	332,731	5,750,793
Shares converted from Class A (See Note 1)	(17,556)	(313,094)

Net increase (decrease)	(718,139)	$(12,170,901)

Year ended October 31, 2011:
Shares sold	777,712	$12,990,082
Shares issued to shareholders in reinvestment of dividends	17,403	286,727
Shares redeemed	(1,812,938)	(29,971,297)

Net increase (decrease) in shares outstanding before conversion	(1,017,823)	(16,694,488)
Shares converted into Class A (See Note 1)	304,014	5,101,892
Shares converted from Class A (See Note 1)	(151,514)	(2,212,300)

Net increase (decrease)	(865,323)	$(13,804,896)

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	203,343	$3,270,423
Shares redeemed	(378,815)	(6,092,161)

Net increase (decrease) in shares outstanding before conversion	(175,472)	(2,821,738)
Shares converted from Class B (See Note 1)	(423,977)	(6,777,604)

Net increase (decrease)	(599,449)	$(9,599,342)

Year ended October 31, 2011:
Shares sold	258,521	$4,078,316
Shares issued to shareholders in reinvestment of dividends	599	9,601
Shares redeemed	(471,558)	(7,421,489)

Net increase (decrease) in shares outstanding before conversion	(212,438)	(3,333,572)
Shares converted from Class B (See Note 1)	(344,220)	(5,363,299)

Net increase (decrease)	(556,658)	$(8,696,871)

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	82,933	$1,341,495
Shares redeemed	(244,308)	(3,914,415)

Net increase (decrease)	(161,375)	$(2,572,920)

Year ended October 31, 2011:
Shares sold	83,990	$1,320,577
Shares issued to shareholders in reinvestment of dividends	223	3,579
Shares redeemed	(300,096)	(4,736,653)

Net increase (decrease)	(215,883)	$(3,412,497)

mainstayinvestments.com	25

Notes to Financial Statements (continued)

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,958,245	$51,551,858
Shares redeemed	(4,042,450)	(71,777,581)

Net increase (decrease)	(1,084,205)	$(20,225,723)

Year ended October 31, 2011:
Shares sold	3,999,347	$68,009,736
Shares issued to shareholders in reinvestment of dividends	52,408	878,012
Shares redeemed	(3,276,594)	(55,551,867)

Net increase (decrease)	775,161	$13,335,881

Class R1	Shares	Amount
Year ended October 31, 2012(a):
Shares sold	1,466	$25,000

Net increase (decrease)	1,466	$25,000

Class R2	Shares	Amount
Year ended October 31, 2012(a):
Shares sold	1,498	$25,000

Net increase (decrease)	1,498	$25,000

(a) Class R1 shares and Class R2 shares were first offered on July 31, 2012.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified except as described below:

On December 6, 2012, Epoch Holding Corporation, the parent company of the Fund’s Subadvisor, announced that it has agreed to be acquired by TD Bank. Subject to the approval of Epoch Holding Corporation’s stockholders, receipt of regulatory approvals and satisfaction of other customary closing conditions for a transaction of this type, this transaction is expected to close in the first half of 2013.

26	MainStay U.S. Small Cap Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay U.S. Small Cap Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay U.S. Small Cap Fund of MainStay Funds Trust as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	27

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2012, the Fund designated approximately $6,328,953 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay U.S. Small Cap Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	29

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

30	MainStay U.S. Small Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

32	MainStay U.S. Small Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

34	MainStay U.S. Small Cap Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	35

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

36	MainStay U.S. Small Cap Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28239 MS265-12	MSUSC11-12/12 NL0B1

MainStay New York Tax Free Opportunities Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domes-

tic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market movements. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange provided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		Since Inception (5/14/12)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.43 5.16%	1.20 1.20%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.48 5.22	1.08 1.08
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.03 5.03	1.45 1.45
Class I Shares	No Sales Charge		5.36	0.83

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Since Inception
Barclays New York Municipal Bond Index[3]	2.44%
Average Lipper New York Municipal Debt Fund[4]	3.04

3.	Barclays New York Municipal Bond Index is a market-value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays New York Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper New York municipal debt fund is representative of funds that, by portfolio practice, limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from May 14, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other Mutual Funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 14, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/14/12[1]	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[2]

Investor Class Shares[3]	$1,000.00	$1,051.60	$4.41	$1,019.10	$4.34

Class A Shares[3]	$1,000.00	$1,052.20	$3.60	$1,019.90	$3.54

Class C Shares[3]	$1,000.00	$1,050.30	$5.60	$1,017.90	$5.52

Class I Shares[3]	$1,000.00	$1,053.60	$2.40	$1,021.00	$2.36

1.	The inception date of the portfolio.

2.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.92% for Investor Class, 0.75% for Class A, 1.17% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 171 days (to reflect the since-inception period which took place after the close of business of May 14, 2012). The table above represents the actual expenses incurred during the period.

3.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2012. Had these shares been offered for the full six-month period ended October 31, 2012, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.67 for Investor Class, $3.81 for Class A, $5.94 for Class C and $2.54 for Class I and the ending account value would have been $1,020.50 for Investor Class, $1,021.40 for Class A, $1,019.30 for Class C and $1,022.60 for Class I.

mainstayinvestments.com	7

Industry Composition as of October 31, 2012 (Unaudited)

Higher Education	23.4%
Development	19.9
General	12.5
Tobacco Settlement	7.5
Medical	5.9
School District	5.1
Housing	4.7
General Obligation	3.9
Airport	3.2

Utilities	2.1%
Facilities	2.0
Power	2.0
Multi Family Housing	1.9
Transportation	1.9
Water	1.9
Unaffiliated Investment Company	0.5
Other Assets, Less Liabilities	1.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of October 31, 2012 (Unaudited)

1.	Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds, 5.00%, due 8/1/32–8/1/42

2.	New York Liberty Development Corp., World Trade Center, Revenue Bonds, 5.00%, due 9/15/43–3/15/44

3.	Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds, 4.75%, due 12/15/32

4.	Dutchess County Industrial Development Agency, Bard College, Revenue Bonds, 5.00%, due 8/1/46

5.	New York City Industrial Development Agency, Liberty Interactive Corp., Revenue Bonds, 5.00%, due 9/1/35
6.	Troy Capital Resource Corp., Rensselaer Polytechnic-A, Revenue Bonds, 5.00%–5.125%, due 9/1/30–9/1/40

7.	New York Liberty Development Corp., Bank of America, Revenue Bonds, 5.625%–6.375%, due 7/15/47–7/15/49

8.	Geneva Development Corp., Hobart & William Smith College, Revenue Bonds, 5.00%, due 9/1/32

9.	Genesee Valley Central School District at Angelica Belmont, General Obligation, 4.00%, due 6/15/30

10.	New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds, 5.00%, due 5/1/39

8	MainStay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay New York Tax Free Opportunities Fund perform relative to its peers and its benchmark during the period from its inception on May 14, 2012, through October 31, 2012?

Excluding all sales charges, MainStay New York Tax Free Opportunities Fund returned 5.16% for Investor Class shares, 5.22% for Class A shares and 5.03% for Class C shares for the period from May 14, 2012, through October 31, 2012. Over the same period, Class I shares returned 5.36%. All share classes outperformed the 3.04% return of the average Lipper1 New York municipal debt fund and the 2.44% return of the Barclays New York Municipal Bond Index2 for the period from May 14, 2012, through October 31, 2012. The Barclays New York Municipal Bond Index is the Fund’s broad-based securities market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance from May 14, 2012, through October 31, 2012?

From the inception of the Fund on May 14, 2012, through October 31, 2012, the Fund outperformed the Barclays New York Municipal Bond Index because of an overweight position in securities with maturities greater than 15 years and an overweight position in investment-grade securities rated A and BBB.3 The Fund’s opportunistic exposure to below-investment-grade securities also contributed positively to relative performance. These securities outperformed intermediate (10 year) bonds and higher-rated investment-grade bonds (bonds rated AAA and AA),4 largely because low interest rates led many investors to seek higher yield through longer maturities and lower-rated investment-grade credits.

What was the Fund’s duration5 strategy during the reporting period?

The strategy was to keep the Fund’s duration close to that of the Barclays New York Municipal Bond Index. At times, depending on conditions in the municipal market, seasonal technicals (supply and demand) and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer. During the reporting period, the Fund initiated a hedge position by shorting 10-year U.S. Treasury futures contracts. As a result of this hedge, the Fund’s duration was in line with the Barclays New York Municipal Bond Index during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Our view on the municipal market was that lower-rated bond spreads6 were too wide and that the yield curve7 was too steep. Strategically, the objective of the initial investment of the Fund’s cash was to structure an adequately diversified Fund that reflected our view of the municipal market. To that end, the Fund primarily targeted lower-rated investment-grade bonds with maturities of 15 years or longer. In addition, given the more constrained opportunity set of a single state investment universe, the Fund targeted the bonds of issuers that did not come to market frequently. The motivation for the latter strategy was that these infrequent issuers would outperform because of their higher relative scarcity value. Finally, the Fund avoided any purchases of the Commonwealth of Puerto Rico issuers, which would be tax exempt for New York residents. We believed that the deteriorating financial condition of the Commonwealth of Puerto Rico and its associated agencies would become more apparent to the market as the reporting period progressed. For this reason, we felt that credit spreads on Puerto Rico bonds would widen, leading to potentially significant underperformance.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays New York Municipal Bond Index.
3.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated issues only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
7.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting. The municipal yield curve is said to be steep when the spread between short-term and long-term municipal bonds is large and the yields of intermediate-term municipal bonds remain within that spread.

mainstayinvestments.com	9

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

On an absolute basis, the most significant positive contributions to the Fund’s performance came from bonds rated A and BBB and from bonds with maturities of 20 years or more. (Contri-butions take weightings and total returns into account.) Spread tightening and a flattening of the municipal yield curve were significant drivers of the municipal market during the reporting period. In addition, increased exposure to zero-coupon bonds8 contributed positively to the Fund’s performance, as spreads were wide compared to historical averages and tightened as interest rates remained low and supply remained relatively limited. The decision to avoid securities issued by the Commonwealth of Puerto Rico, also contributed positively to performance. During the reporting period, there were no market segments for the Fund, which could be considered to have detracted from performance.

Did the Fund make any significant purchases or sales during the reporting period?

Because the reporting period included the time when we initially invested the Fund’s assets, all of the trades in the Fund may be considered significant.

How did the Fund’s sector weightings change during the reporting period?

Given the short period since the Fund’s inception, its sector weights changed as bonds were purchased. The prevalent sectors in the Fund, such as higher education, reflect our objective to construct a reasonably well-diversified portfolio of infrequent municipal issuers. We expected that the scarcity value of those infrequent issuers would enhance the performance of those specific bonds over time.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund was overweight relative to the Barclays New York Municipal Bond Index in bonds with maturities of 15 years or longer. The Fund was also overweight relative to the Index in credits rated A and BBB. In addition, the Fund held approximately 16% of its net assets in below-investment-grade credits.

On the same date, the Fund held underweight positions rela- tive to the Index in securities rated AA and higher and in bonds with maturities of less than 10 years. We felt that these sectors could have a higher correlation to inflation and to potentially higher interest rates than the rest of the municipal market. As of October 31, 2012, the Fund continued to have a duration in line with the Barclays New York Municipal Bond Index.

8.	A zero-coupon bond is a debt security that does not pay interest (a coupon) but is traded at a deep discount. The price of zero-coupon bonds tends to rise as the bonds approach maturity, when they may be redeemed for their full face value.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay New York Tax Free Opportunities Fund

Portfolio of Investments††† October 31, 2012

	Principal Amount	Value

Municipal Bonds 97.9%†
Airport 3.2%
New York City Industrial Development Agency, Terminal One Group Association Project, Revenue Bonds 5.50%, due 1/1/24 (a)(b)	$500,000	$535,360
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	600,000	694,812
6.00%, due 12/1/42	490,000	573,325

		1,803,497

Development 19.9%
Buffalo & Erie County Industrial Land Development Corp.,
Buffalo State College Foundation Housing, Revenue Bonds Series: A 5.375%, due 10/1/41	500,000	576,285
♦Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,137,570
5.00%, due 8/1/42	1,000,000	1,121,990
♦New York City Industrial Development Agency, Liberty Interactive Corp., Revenue Bonds 5.00%, due 9/1/35	2,000,000	2,044,940
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,000,000	1,063,790
♦New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 2 5.625%, due 7/15/47	1,050,000	1,187,035
Class 3 6.375%, due 7/15/49	525,000	611,279
New York Liberty Development Corp., Goldman Sachs Headquarter, Revenue Bonds 5.25%, due 10/1/35	945,000	1,128,273
♦New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	1,040,000	1,144,915
Class 3 5.00%, due 3/15/44	1,000,000	1,077,880

		11,093,957

	Principal Amount	Value

Facilities 2.0%
Guam Government, Unlimited General Obligation Series A 7.00%, due 11/15/39	$1,000,000	$1,132,300

General 12.5%
Guam Government, Business Privilege Tax, Revenue Bonds Series B-1 5.00%, due 1/1/42	1,200,000	1,325,688
Guam Government, Revenue Bonds Series A 5.375%, due 12/1/24	1,000,000	1,099,250
Hudson Yards Infrastructure Corp., Revenue Bonds Series A, Insured: NATL-RE 4.50%, due 2/15/47	100,000	103,780
New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds Insured: AMBAC 5.00%, due 1/1/46	985,000	1,005,340
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
Insured: ASSURED GTY (zero coupon), due 3/1/44	500,000	110,715
Insured: ASSURED GTY (zero coupon), due 3/1/46	3,250,000	637,033
Insured: ASSURED GTY (zero coupon), due 3/1/47	400,000	74,164
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds
Series F-1 5.00%, due 5/1/28	500,000	585,855
Series F-1 5.00%, due 5/1/39	500,000	580,560
New York Convention Center Development Corp., Hotel Unit, Revenue Bonds Insured: AMBAC 5.00%, due 11/15/44	115,000	124,792
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds 5.00%, due 10/1/32	1,200,000	1,302,000

		6,949,177

General Obligation 3.9%
City of New York, Unlimited General Obligation Series H-1 0.29%, due 1/1/36 (b)	145,000	145,000

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2012. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Municipal Bonds (continued)
General Obligation (continued)
Nassau County, General Obligation Series A 4.00%, due 4/1/27	$1,000,000	$1,065,060
Newburgh, Limited General Obligation Series A 5.50%, due 6/15/31	500,000	518,105
Oyster Bay Public Improvement, Unlimited General Obligation Series B 4.00%, due 12/1/20	100,000	113,159
Suffolk County Industrial Development Agency, Westhampton Free Association Library, Revenue Bonds Insured: AMBAC 5.00%, due 6/15/17	315,000	350,214

		2,191,538

Higher Education 23.4%
♦Dutchess County Industrial Development Agency, Bard College, Revenue Bonds Series A-1 5.00%, due 8/1/46	1,965,000	2,066,925
♦Geneva Development Corp., Hobart & William Smith College, Revenue Bonds 5.00%, due 9/1/32	1,500,000	1,757,265
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	1,000,000	1,194,970
Monroe County Industrial Development Corp., John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	375,530
New York City Industrial Development Agency, Polytechnic University Project, Revenue Bonds Insured: ACA 5.25%, due 11/1/37	330,000	355,638
New York City Industrial Development Agency, Vaughn College of Aeronautics & Technology, Revenue Bonds Series B 5.25%, due 12/1/36	500,000	522,545
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 5.00%, due 7/1/32	600,000	647,928
Series B 5.00%, due 7/1/32	390,000	421,153

	Principal Amount	Value

Higher Education (continued)
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 5.00%, due 7/1/42	$250,000	$269,347
New York State Dormitory Authority, Miriam Osborn Memorial Home, Revenue Bonds 5.00%, due 7/1/42	500,000	532,140
♦New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	1,500,000	1,677,300
Onondaga Civic Development Corp., Le Moyne College, Revenue Bonds 5.00%, due 7/1/42	625,000	678,581
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds 5.375%, due 9/1/41	500,000	576,635
♦Troy Capital Resource Corp., Rensselaer Polytechnic-A, Revenue Bonds
5.00%, due 9/1/30	465,000	526,529
5.125%, due 9/1/40	1,285,000	1,429,254

		13,031,740

Housing 4.7%
Housing Development Corp., College of Staten Island Residence, Revenue Bonds Insured: AGM 4.10%, due 7/1/42	1,000,000	1,045,630
Housing Development Corp., Revenue Bonds
Series D-1-A 4.00%, due 5/1/32	1,000,000	1,026,640
Series D-1-B 4.20%, due 5/1/37	500,000	516,510

		2,588,780

Medical 5.9%
♦Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	2,000,000	2,166,220
Onondaga Civic Development Corp., St. Joseph Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	1,000,000	989,640

12	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Medical (continued)
Westchester County Healthcare Corp., Revenue Bonds Series A 4.50%, due 11/1/26	$100,000	$108,024

		3,263,884

Multi Family Housing 1.9%
New York State Housing Finance Agency, Affordable Housing, Revenue Bonds Series B 4.85%, due 11/1/41	1,000,000	1,083,320

Power 2.0%
Guam Power Authority, Revenue Bonds Series A 5.00%, due 10/1/34	1,000,000	1,084,830

School District 5.1%
♦Genesee Valley Central School District at Angelica Belmont, General Obligation Insured: AGM 4.00%, due 6/15/30	1,665,000	1,749,848
Moravia Central School District, General Obligation
Insured: AGM 4.00%, due 6/15/35	335,000	351,583
Insured: AGM 4.00%, due 6/15/36	345,000	359,356
Insured: AGM 4.00%, due 6/15/37	360,000	370,868

		2,831,655

Tobacco Settlement 7.5%
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset Backed, Revenue Bonds 5.625%, due 6/1/47	675,000	609,883
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	1,000,000	762,600
Series A-3 5.125%, due 6/1/46	1,000,000	745,470
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds Series B 5.25%, due 6/1/37	1,000,000	1,072,720
Tsasc, Inc., Revenue Bonds Series 1 5.00%, due 6/1/34	1,205,000	1,001,644

		4,192,317

	Principal Amount	Value

Transportation 1.9%
Triborough Bridge & Tunnel Authority, Revenue Bonds 5.25%, due 11/15/30	$1,000,000	$1,044,480

Utilities 2.1%
Long Island Power Authority, Revenue Bonds Series A 5.00%, due 9/1/37	1,000,000	1,139,470

Water 1.9%
Guam Government, Waterworks Authority, Revenue Bonds 5.875%, due 7/1/35	1,000,000	1,033,360

Total Municipal Bonds (Cost $52,751,945)		54,464,305

	Shares
Unaffiliated Investment Company 0.5%
New York 0.5%
Nuveen New York Premium Income Municipal Fund, Inc.	16,278	266,471

Total Unaffiliated Investment Company (Cost $255,435)		266,471

Total Investments (Cost $53,007,380) (e)	98.4%	54,730,776
Other Assets, Less Liabilities	1.6	914,144
Net Assets	100.0%	$55,644,920

	Contracts Short	Unrealized Appreciation (Depreciation) (c)
Futures Contracts 0.0%‡
United States Treasury Notes December 2012 (10 Year) (d)	(60)	$22,350

Total Futures Contracts (Settlement Value $7,981,875)		$22,350

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Interest on these securities is subject to alternative minimum tax.

(b)	Floating rate—Rate shown is the rate in effect as of October 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† October 31, 2012 (continued)

(c)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2012.

(d)	As of October 31, 2012, cash in the amount of $66,000 is on deposit with the broker for futures transactions.

(e)	As of October 31, 2012, cost is $53,007,380 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,739,823
Gross unrealized depreciation	(16,427)

Net unrealized appreciation	$1,723,396

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$54,464,305	$—	$54,464,305
Unaffiliated Investment Company	266,471	—	—	266,471

Total Investments in Securities	266,471	54,464,305	—	54,730,776

Other Financial Instruments
Futures Contracts Short (b)	22,350	—	—	22,350

Total Other Financial Instruments	22,350	—	—	22,350

Total Investments in Securities and Other Financial Instruments	$288,821	$54,464,305	$—	$54,753,126

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities, at value (identified cost $53,007,380)	$54,730,776
Cash	146,222
Cash collateral on deposit at broker	66,000
Receivables:
Dividends and interest	723,512
Fund shares sold	21,695
Other assets	1,403

Total assets	55,689,608

Liabilities
Payables:
Variation margin on futures contracts	21,563
Professional fees	12,290
Shareholder communication	2,859
Transfer agent (See Note 3)	2,155
Custodian	971
NYLIFE Distributors (See Note 3)	733
Manager (See Note 3)	286
Trustees	166
Accrued expenses	2,642
Dividend payable	1,023

Total liabilities	44,688

Net assets	$55,644,920

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,360
Additional paid-in capital	53,680,985

53,686,345
Distributions in excess of net investment income	(1,023)
Accumulated net realized gain (loss) on investments and futures transactions	213,852
Net unrealized appreciation (depreciation) on investments and futures contracts	1,745,746

Net assets	$55,644,920

Investor Class
Net assets applicable to outstanding shares	$56,446

Shares of beneficial interest outstanding	5,440

Net asset value per share outstanding	$10.38
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.87

Class A
Net assets applicable to outstanding shares	$2,368,448

Shares of beneficial interest outstanding	228,232

Net asset value per share outstanding	$10.38
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.87

Class C
Net assets applicable to outstanding shares	$600,871

Shares of beneficial interest outstanding	57,908

Net asset value and offering price per share outstanding	$10.38

Class I
Net assets applicable to outstanding shares	$52,619,155

Shares of beneficial interest outstanding	5,068,818

Net asset value and offering price per share outstanding	$10.38

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the period May 14, 2012 (Inception date) through October 31, 2012

Investment Income (Loss)
Income
Interest	$881,270
Dividends	31,048

Total income	912,318

Expenses
Manager (See Note 3)	121,817
Professional fees	64,951
Offering (See Note 2)	6,967
Registration	6,373
Shareholder communication	4,204
Transfer agent (See Note 3)	2,546
Custodian	2,337
Distribution/Service—Investor Class (See Note 3)	68
Distribution/Service—Class A (See Note 3)	1,183
Distribution/Service—Class C (See Note 3)	605
Trustees	808
Miscellaneous	4,936

Total expenses before waiver/reimbursement	216,795
Expense waiver/reimbursement from Manager (See Note 3)	(92,591)

Net expenses	124,204

Net investment income (loss)	788,114

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	197,348
Futures transactions	17,044

Net realized gain (loss) on investments and futures transactions	214,392

Net change in unrealized appreciation (depreciation) on:
Investments	1,723,396
Futures contracts	22,350

Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,745,746

Net realized and unrealized gain (loss) on investments and futures transactions	1,960,138

Net increase (decrease) in net assets resulting from operations	$2,748,252

16	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

for the period May 14, 2012 (Inception date) through October 31, 2012

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$788,114
Net realized gain (loss) on investments and futures transactions	214,392
Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,745,746

Net increase (decrease) in net assets resulting from operations	2,748,252

Dividends to shareholders:
From net investment income:
Investor Class	(878)
Class A	(16,393)
Class C	(3,590)
Class I	(768,816)

Total dividends to shareholders	(789,677)

Capital share transactions:
Net proceeds from sale of shares	52,954,966
Net asset value of shares issued to shareholders in reinvestment of dividends	785,782
Cost of shares redeemed	(54,403)

Increase (decrease) in net assets derived from capital share transactions	53,686,345

Net increase (decrease) in net assets	55,644,920

Net Assets
Beginning of period	—

End of period	$55,644,920

Distributions in excess of net investment income at end of period	$(1,023)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Investor Class		Class A
	May 14, 2012** through October 31,		May 14, 2012** through October 31,
	2012		2012
Net asset value at beginning of period	$10.00		$10.00

Net investment income (loss)	0.13		0.14
Net realized and unrealized gain (loss) on investments	0.38		0.38

Total from investment operations	0.51		0.52

Less dividends:
From net investment income	(0.13)		(0.14)

Net asset value at end of period	$10.38		$10.38

Total investment return (a)	5.16	%(b)	5.22	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.18	%††	3.46	%††
Net expenses	0.92	%††	0.75	%††
Expenses (before waiver/reimbursement)	1.30	%††	1.13	%††
Portfolio turnover rate	67%		67%
Net assets at end of period (in 000’s)	$56		$2,368

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Class C		Class I
	May 14, 2012** through October 31,		May 14, 2012** through October 31,
	2012		2012
Net asset value at beginning of period	$10.00		$10.00

Net investment income (loss)	0.12		0.15
Net realized and unrealized gain (loss) on investments	0.38		0.38

Total from investment operations	0.50		0.53

Less dividends:
From net investment income	(0.12)		(0.15)

Net asset value at end of period	$10.38		$10.38

Total investment return (a)	5.03	%(b)	5.36	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.96	%††	3.21	%††
Net expenses	1.17	%††	0.50	%††
Expenses (before waiver/reimbursement)	1.55	%††	0.88	%††
Portfolio turnover rate	67%		67%
Net assets at end of period (in 000’s)	$601		$52,619

**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

18	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of thirty-one funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay New York Tax Free Opportunities Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares, Investor Class, Class A, Class C and Class I shares. The inception date was on May 14, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares, and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee ( the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com	19

Notes to Financial Statements (continued)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the period ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for

20	MainStay New York Tax Free Opportunities Fund

which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income, if any, at least daily and pays them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Offering Costs.  Costs incurred by the Fund in connection with the commencement of the Fund’s operations. These costs are being amortized on a straight line basis over twelve months.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region. Because the Fund invests in municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy

mainstayinvestments.com	21

Notes to Financial Statements (continued)

changes, tax base erosion, budget deficits and other financial difficulties. New York continues to experience financial difficulties due to the economic environment. The further deterioration of New York’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in New York.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2012:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$22,350	$22,350

Total Fair Value		$22,350	$22,350

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$17,044	$17,044

Total Realized Gain (Loss)		$17,044	$17,044

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$22,350	$22,350

Total Change in Unrealized Appreciation (Depreciation)		$22,350	$22,350

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Short	(60)	(60)

(1)	Amount disclosed represents the weighted average held during the period ended October 31, 2012.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets.

22	MainStay New York Tax Free Opportunities Fund

New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the period ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $121,817 and waived its fees and/or reimbursed expenses in the amount of $92,591.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,323 and $334, respectively, for the period ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $23 for the period ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc.

(“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the period ended October 31, 2012, were as follows:

Investor Class	$50
Class A	44
Class C	222
Class I	2,230

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$26,223	46.5%
Class A	26,226	1.1
Class C	26,193	4.4
Class I	52,430,639	99.6

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undist-ributed Tax Exempt Income	Accum-ulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accum-ulated Gain (Loss)
$203,626	$—	$10,226	$(1,023)	$1,745,746	$1,958,575

The difference between book basis and tax basis unrealized depreciation is primarily due to wash sale adjustments. The other temporary difference is primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$540	$(540)	$—

The reclassifications for the Fund are primarily due to dividend redesignations.

mainstayinvestments.com	23

Notes to Financial Statements (continued)

The tax character of distributions paid during the period ended October 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$4,142
Exempt Interest Dividends	785,535
Total	$789,677

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the period ended October 31, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the period ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $87,441 and $34,614, respectively.

Note 8–Capital Share Transactions

Investor Class (a)	Shares	Amount
Year ended October 31, 2012:
Shares sold	9,363	$94,659
Shares issued to shareholders in reinvestment of dividends	78	799

Net increase (decrease) in shares outstanding before conversion	9,441	95,458
Shares converted from Investor Class (See Note 1)	(4,001)	(41,127)

Net increase (decrease)	5,440	$54,331

Class A (a)	Shares	Amount
Year ended October 31, 2012:
Shares sold	227,441	$2,325,421
Shares issued to shareholders in reinvestment of dividends	1,419	14,665
Shares redeemed	(4,629)	(47,814)

Net increase (decrease) in shares outstanding before conversion	224,231	2,292,272
Shares converted into Class A (See Note 1)	4,001	41,127

Net increase (decrease)	228,232	$2,333,399

Class C (a)	Shares	Amount
Year ended October 31, 2012:
Shares sold	58,400	$594,931
Shares issued to shareholders in reinvestment of dividends	145	1,502
Shares redeemed	(637)	(6,589)

Net increase (decrease)	57,908	$589,844

Class I (a)	Shares	Amount
Year ended October 31, 2012:
Shares sold	4,993,974	$49,939,955
Shares issued to shareholders in reinvestment of dividends	74,844	768,816

Net increase (decrease)	5,068,818	$50,708,771

(a)	The inception date of the Fund was May 14, 2012.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal period ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay New York Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

MainStay Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay New York Tax Free Opportunities Fund (the “Fund”), one of the funds constituting MainStay Funds Trust, as of October 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 14, 2012 (Inception Date) through October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay New York Tax Free Opportunities Fund of MainStay Funds Trust as of October 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 14, 2012 (Inception Date) through October 31, 2012, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, review and approve the fund’s investment advisory agreements. At its April 3-4, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay New York Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields specifically in connection with a contract review process that took place in advance of its April 2012 meeting, which included responses from New York Life Investments and MacKay Shields to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to those proposed for the Fund, and the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. The Board also considered relevant information previously provided to the Board in connection with its review of the investment advisory agreements for other MainStay Funds.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope, and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the qualifications of the proposed portfolio managers for the Fund and the historical investment performance of products previously managed by such portfolio managers with similar investment strategies to the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and its affiliates, including MacKay Shields, from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a consideration of all the information provided to the Board, including information provided to the Board specifically in connection with the contract review processes. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, will have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature scope and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of other mutual funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments will supply to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields’ experience in managing other portfolios, including those with similar investment strategies to the Fund. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel designed to benefit the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, including with respect to other products with similar investment strategies to the Fund, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

26	MainStay New York Tax Free Opportunities Fund

Investment Performance

In connection with the Board’s consideration of the Agreements, the Board noted that the Fund had no investment performance track record since the Fund had not yet been offered to investors. The Board discussed with management and the Fund’s proposed portfolio management team the Fund’s investment process, strategies and risks. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by MacKay Shields. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the anticipated costs of the services to be provided by New York Life Investments and MacKay Shields under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees will be paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the anticipated costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments will be responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund will benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits expected to be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s proposed expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements in relation to the scope of services to be provided and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields will be paid by New York Life Investments, not the Fund.

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees will be charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which will be charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, will charge the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it will provide to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees will be billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

Based on these considerations, the Board concluded that the Fund’s management and subadvisory fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

28	MainStay New York Tax Free Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 100% of the ordinary income dividends paid during its fiscal year ended October 31, 2012 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2013, shareholders will receive an IRS From 1090-DIV or substitute From 1099 which will show the federal tax status of the distributions received by shareholders In calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal Income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	29

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

30	MainStay New York Tax Free Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

mainstayinvestments.com	31

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

32	MainStay New York Tax Free Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

mainstayinvestments.com	33

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

34	MainStay New York Tax Free Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

mainstayinvestments.com	35

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

36	MainStay New York Tax Free Opportunities Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com	37

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-28251 MS265-12	MSNTF11-12/12 NL035

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2012 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $983,700.

The aggregate fees billed for the fiscal year ended October 31, 2011 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $893,000.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $27,500 for the fiscal year ended October 31, 2012. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2011.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $136,355 during the fiscal year ended October 31, 2012. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $138,605 during the fiscal year ended October 31, 2011. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended October 31, 2012.

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended October 31, 2011.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal year ended October 31, 2012 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended October 31, 2012.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $0 for the fiscal year ended October 31, 2011.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2012 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date: January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 7, 2013

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: January 7, 2013

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.